UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21991

Fidelity Rutland Square Trust II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

John Hitt, Secretary

245 Summer St.

Boston, Massachusetts  02210

 (Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	February 29

Date of reporting period:	February 29, 2016

Item 1.

Reports to Stockholders

Strategic Advisers® Emerging Markets Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Emerging Markets Fund	(23.49)%	(4.95)%	(4.28)%

 A From September 30, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund on September 30, 2010, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$7,889	Strategic Advisers® Emerging Markets Fund
$7,975	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the year ending February 29, 2016, held back by a collapse in commodity prices that affected resources-related sectors and geographies in particular. The non-U.S. developed-markets MSCI EAFE Index returned -15.04% for the 12 months, hurt also by concerns about global economic growth. Stocks in developing markets fell further, with the MSCI Emerging Markets Index returning -23.13%. Commodity producers were pressured for much of the year, largely related to economic deceleration in China, the world's second-largest economy and a leading consumer of raw materials. Effects were exacerbated by U.S. dollar strength relative to global currencies, weighing on commodities priced in dollars and acutely affecting the equity returns of resources-related areas. Among regions within the MSCI EAFE Index, net energy consumer Japan (-10%) fared best; Asia Pacific ex Japan (-19%), worst. At the country level, only Denmark (+5%) and Israel (+3%) managed a gain, with several notching declines of greater than 20%. As for sectors, consumer staples (-2%) and telecommunication services (-6%) lost the least, whereas materials (-29%), financials (-22%) and energy (-21%) lost the most. Among emerging-markets countries, Hungary (+27%) proved the sole gainer. Meanwhile, Greece (-68%), Brazil (-40%), China (-29%) and India (-26%) headed the market's broad-based decline.

Comments from Portfolio Manager Wilfred Chilangwa:  For the year, the fund returned -23.49%, modestly trailing the MSCI Emerging Markets Index. Relative to the benchmark, an increase in our exposure to China via two exchange-traded funds (ETFs) – done to keep the fund's underweighting in the country from becoming too large – hampered performance. Lazard Emerging Markets Equity Portfolio also detracted, partly due to this manager's positioning in Brazil and South Africa, the worst-performing major markets in the index. Causeway Emerging Markets Fund, a newly added manager during the period, stumbled with selections across sectors in Brazil and India. On the plus side, Fidelity® Emerging Markets Fund was the top relative contributor. This manager's focus on what it considers "best of breed" growth stocks yielded solid picks in information technology and industrials, along with a beneficial overweighting in health care. Oppenheimer Developing Markets Fund also contributed, led by favorable positioning in consumer discretionary, industrials and financials, as well as in China, India and Brazil. We increased the fund's exposure to all-cap managers by hiring two sub-advisers: M&G Investments and Somerset Capital Management, and also engaged FIAM℠ as a sub-adviser.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Emerging Markets Fund	10.0	10.4
Aberdeen Emerging Markets Fund Institutional Service Class	7.6	12.3
Lazard Emerging Markets Equity Portfolio Institutional Class	7.3	12.3
T. Rowe Price Emerging Markets Stock Fund Class I	7.2	8.0
Causeway Emerging Markets Fund - Investor Class	6.6	4.5
Oppenheimer Developing Markets Fund Class I	5.0	5.8
iShares MSCI China ETF	4.5	0.0
Parametric Emerging Markets Fund Investor Class	4.2	4.8
GMO Emerging Markets Fund Class IV	3.3	3.7
Brandes Emerging Markets Value Fund Class A	2.9	2.8
	58.6

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Emerging Markets Funds	69.7%
Stocks	23.5%
Short-Term Investments and Net Other Assets (Liabilities)	6.8%

As of August 31, 2015
Emerging Markets Funds	75.9%
Stocks	18.1%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 22.9%
	Shares	Value
CONSUMER DISCRETIONARY - 2.4%
Auto Components - 0.1%
Amtek Auto Ltd. (a)	104,060	$43,864
CEAT Ltd. (a)	63,906	888,060
FIEM Industries Ltd. (a)	6,200	66,013
Gabriel India Ltd. (a)	101,598	112,911
Gmb Korea Corp.	7,110	25,672
HS Chemical	2,389	85,294
JK Tyre & Industries Ltd. (a)	66,839	73,057
MAHLE Metal Leve SA	23,500	145,721
MRF Ltd. (a)	2,981	1,422,517
Seoyon Co. Ltd.	10,757	101,981
Seoyon E-Hwa Co., Ltd.	6,774	80,071
Sewon Precision Industries Co. Ltd.	912	14,202
Sri Trang Agro-Industry PCL NVDR	177,100	51,182
Sungwoo Hitech Co. Ltd.	32,043	222,601
Tianneng Power International Ltd. (a)	2,464,000	1,678,981
TVS Srichakra Ltd. (a)	1,476	42,960
Yoo Sung Enterprise	16,600	51,298
		5,106,385
Automobiles - 1.0%
Brilliance China Automotive Holdings Ltd.	1,112,000	906,407
Dongfeng Motor Group Co. Ltd. (H Shares)	4,182,000	4,876,639
Geely Automobile Holdings Ltd.	5,000,000	1,851,364
Great Wall Motor Co. Ltd. (H Shares)	889,000	638,915
Hero Motocorp Ltd. (a)	187,366	6,867,477
Hyundai Motor Co.	39,478	4,698,264
Kia Motors Corp.	168,205	6,256,480
Maruti Suzuki India Ltd. (a)	169,067	8,022,657
Tofas Turk Otomobil Fabrikasi A/S	1,221,580	8,280,781
		42,398,984
Distributors - 0.1%
Imperial Holdings Ltd.	531,440	4,025,655
Diversified Consumer Services - 0.2%
China Distance Education Holdings Ltd. ADR	7,571	95,395
New Oriental Education & Technology Group, Inc. sponsored ADR	196,638	6,121,341
		6,216,736
Hotels, Restaurants & Leisure - 0.1%
Central Plaza Hotel PCL unit	143,700	158,255
China Lodging Group Ltd. ADR	21,809	610,652
Sands China Ltd.	1,081,200	3,834,110
		4,603,017
Household Durables - 0.4%
Coway Co. Ltd.	2,484	195,410
Cyrela Brazil Realty SA	659,754	1,347,258
Haier Electronics Group Co. Ltd.	3,983,500	5,951,141
Kang Yong Electric PCL NVDR	5,000	39,562
LG Electronics, Inc.	7,638	399,958
MRV Engenharia e Participacoes SA	1,850,445	4,884,690
Nien Made Enterprise Co. Ltd.	154,882	1,101,940
Skyworth Digital Holdings Ltd.	3,982,000	2,247,476
Vestel Elektonik Sanayi ve Ticaret A/S (a)	180,391	315,136
Vestel White Goods A/S	224,279	837,316
Wuxi Little Swan Co. Ltd. (B Shares)	242,975	577,913
		17,897,800
Internet & Catalog Retail - 0.1%
Ctrip.com International Ltd. sponsored ADR (a)	36,065	1,475,780
Vipshop Holdings Ltd. ADR (a)	123,000	1,366,530
		2,842,310
Leisure Products - 0.0%
Merida Industry Co. Ltd.	160,000	731,627
Media - 0.2%
ABS CBN Broadcasting Corp. (depositary receipt)	190,800	216,955
CJ Hellovision Co. Ltd.	18,856	179,524
Dish TV India Ltd. (a)	989,013	982,415
Eros International Media Ltd. (a)	52,897	99,000
Hyundai HCN	154,083	406,530
KT Skylife Co. Ltd.	6,226	74,095
Megacable Holdings S.A.B. de CV unit	228,375	881,505
Multiplus SA	18,600	123,211
Naspers Ltd. Class N	36,000	4,276,078
PVR Ltd. (a)	6,966	71,549
Smiles SA	283,900	2,058,788
		9,369,650
Multiline Retail - 0.0%
PT Matahari Department Store Tbk	215,300	297,462
Specialty Retail - 0.0%
Cashbuild Ltd.	3,812	68,947
Net Turizm Ticaret Ve Snayi A/S (a)	896,496	429,329
Padini Holdings Bhd	297,300	152,008
Pou Sheng International (Holdings) Ltd. (a)	1,122,000	236,573
PTG Energy PCL unit	258,400	100,779
Super Group Ltd. (a)	38,982	102,540
		1,090,176
Textiles, Apparel & Luxury Goods - 0.2%
361 Degrees International Ltd.	305,000	86,268
Aksa Akrilik Kimya Sanayii	84,245	273,889
Belle International Holdings Ltd.	1,671,000	1,087,067
CECEP COSTIN New Materials Group Ltd.	741,000	67,640
China Great Star International Ltd. (a)	66,524	108,154
China Lilang Ltd.	137,000	83,313
Cosmo Lady (China) Holdings Co. Ltd.	794,000	666,596
ECLAT Textile Co. Ltd.	58,000	732,830
Grendene SA	55,100	225,996
Himatsingka Seide Ltd. (a)	120,769	261,706
Huvis Corp.	14,320	90,815
KPR Mill Ltd.	13,876	129,839
Peak Sport Products Co. Ltd.	384,000	88,372
RSWM Ltd. (a)	31,500	125,136
TOPBI International Holdings Ltd.	43,000	161,698
Trident Ltd. (a)	211,513	132,884
Vaibhav Global Ltd. (a)	3,373	17,319
Vardhman Textiles Ltd.	6,798	74,359
Weiqiao Textile Co. Ltd. (H Shares)	483,500	207,621
Welspun India Ltd. (a)	81,251	967,138
XTEP International Holdings Ltd.	478,500	223,315
		5,811,955

TOTAL CONSUMER DISCRETIONARY		100,391,757

CONSUMER STAPLES - 2.2%
Beverages - 0.8%
Ambev SA	1,618,739	7,110,995
Compania Cervecerias Unidas SA sponsored ADR	5,787	112,904
Embotelladora Andina SA sponsored ADR	3,860	68,283
Fomento Economico Mexicano S.A.B. de CV:
unit	89,000	834,087
sponsored ADR	127,467	11,929,637
Kweichow Moutai Co. Ltd.	29,989	983,359
Pepsi-Cola Products Philippines, Inc.	1,114,100	73,898
Radico Khaitan Ltd. (a)	51,099	71,324
SABMiller PLC	212,954	12,383,593
		33,568,080
Food & Staples Retailing - 0.4%
BGFretail Co. Ltd.	15,423	2,022,146
C.P. ALL PCL (For. Reg.)	585,000	709,912
China Resources Beer Holdings Co. Ltd.	300,000	485,983
Clicks Group Ltd.	111,234	648,421
Drogasil SA	285,400	3,270,101
E-Mart Co. Ltd.	19,094	2,711,439
Eurocash SA	115,653	1,439,221
Grupo Comercial Chedraui S.A.B. de CV	256,952	677,599
GS Retail Co. Ltd.	10,173	418,610
O'Key Group SA GDR (Reg. S)	599,151	958,642
Pick 'n Pay Holdings Ltd.	39,927	58,753
Wal-Mart de Mexico SA de CV Series V	2,791,543	6,574,677
		19,975,504
Food Products - 0.8%
Brasil Foods SA	317,900	4,069,196
Britannia Industries Ltd.	78,707	3,180,649
China Foods Ltd. (a)	586,000	210,199
China Mengniu Dairy Co. Ltd.	4,219,000	6,064,299
Daesang Holdings Co. Ltd.	4,590	49,441
Gruma S.A.B. de CV Series B	448,856	7,212,395
Grupo Herdez S.A.B. de CV	42,090	88,986
Industrias Bachoco SA de CV Series B	49,399	198,713
JBS SA	1,283,700	3,644,377
JUHAYNA Food Industries	2,201,160	1,773,848
M. Dias Branco SA	179,100	2,829,526
Marfrig Global Foods SA (a)	301,400	469,114
Pioneer Foods Ltd.	11,050	90,542
SLC Agricola SA	19,200	87,978
Tiger Brands Ltd.	258,864	4,769,114
		34,738,377
Household Products - 0.0%
PT Unilever Indonesia Tbk	114,000	379,588
Personal Products - 0.1%
AMOREPACIFIC Corp.	5,700	1,690,139
AMOREPACIFIC Group, Inc.	9,270	1,058,343
Bajaj Corp. Ltd. (a)	14,049	78,623
China King-highway Holdings Ltd. (a)	157,740	369,088
Emami Ltd.	26,653	384,486
Marico Ltd.	108,057	375,082
		3,955,761
Tobacco - 0.1%
British American Tobacco (Malaysia) Bhd	5,100	67,943
ITC Ltd.	661,034	2,865,401
PT Gudang Garam Tbk	118,300	563,544
		3,496,888

TOTAL CONSUMER STAPLES		96,114,198

ENERGY - 2.2%
Energy Equipment & Services - 0.1%
Ezion Holdings Ltd.	6,185,300	2,199,609
Petrofac Ltd.	294,366	3,709,954
		5,909,563
Oil, Gas & Consumable Fuels - 2.1%
Aegean Marine Petroleum Network, Inc.	66,185	474,546
Bangchak Petroleum PCL:
(For. Reg.)	520,100	448,739
NVDR	570,600	492,311
Bharat Petroleum Corp. Ltd. (a)	862,334	9,725,833
Chennai Petroleum Corp. Ltd. (a)	48,872	123,461
China Petroleum & Chemical Corp. (H Shares)	1,112,000	630,873
CNOOC Ltd.	12,580,000	13,104,460
Cosan Ltd. Class A	697,544	2,483,257
Cosan SA Industria e Comercio	150,200	1,000,573
Formosa Petrochemical Corp.	235,000	596,673
Gazprom OAO sponsored ADR (Reg. S)	528,606	1,947,120
Great Eastern Shipping Co. Ltd.	55,484	230,136
Hindustan Petroleum Corp. Ltd.	327,293	3,301,242
Indian Oil Corp. Ltd. (a)	438,495	2,363,649
Ipek Dogal Enerji Kaynaklari Ve Uretim AS (a)	124,732	45,431
IRPC PCL NVDR	15,493,900	1,904,132
Kunlun Energy Co. Ltd.	366,000	261,629
Lukoil PJSC sponsored ADR	184,155	6,537,503
Navios Maritime Acquisition Corp.	29,789	50,641
NOVATEK OAO GDR (Reg. S)	34,000	2,941,000
Ophir Energy PLC (a)	1,416,949	1,533,370
Petroleo Brasileiro SA - Petrobras (ON) (a)	509,000	931,666
Petronas Dagangan Bhd	103,300	606,780
Polish Oil & Gas Co. SA	975,843	1,219,010
Polski Koncern Naftowy Orlen SA	283,078	4,529,702
PT Adaro Energy Tbk	7,335,100	331,868
PT Energi Mega Persada Tbk (a)	11,847,200	44,299
PTT PCL NVDR	163,200	1,190,572
S-Oil Corp.	25,518	1,626,537
Sasol Ltd.	312,909	8,420,490
SK Energy Co. Ltd. (a)	30,558	3,575,059
Thai Oil PCL NVDR	627,100	1,117,308
Tsakos Energy Navigation Ltd.	178,025	1,053,908
Tullow Oil PLC (a)	529,041	1,244,424
Tupras Turkiye Petrol Rafinelleri A/S (a)	431,315	11,040,524
		87,128,726

TOTAL ENERGY		93,038,289

FINANCIALS - 5.3%
Banks - 3.7%
Abu Dhabi Commercial Bank PJSC (a)	172,009	318,444
Agricultural Bank of China Ltd. (H Shares)	3,918,000	1,289,537
Axis Bank Ltd. GDR (Reg. S)	167,501	4,757,028
Banco Bradesco SA rights (a)	27,246	144,795
Banco do Brasil SA	417,900	1,409,114
Bangkok Bank PCL NVDR	67,100	304,059
Bank of China Ltd. (H Shares)	22,800,000	8,557,282
Bank Polska Kasa Opieki SA	170,008	6,337,103
BS Financial Group, Inc.	12,340	85,725
Capitec Bank Holdings Ltd.	35,800	1,069,398
China Construction Bank Corp. (H Shares)	17,335,000	10,129,688
Chinatrust Financial Holding Co. Ltd.	13,052,832	6,361,297
Commercial International Bank SAE	646,237	2,752,473
Commercial International Bank SAE sponsored GDR	250,000	891,250
Credicorp Ltd. (United States)	91,902	10,774,590
E.SUN Financial Holdings Co. Ltd.	2,900,000	1,500,557
First Gulf Bank PJSC	1,905,771	6,615,369
Grupo Financiero Banorte S.A.B. de CV Series O	2,170,983	10,971,068
Grupo Financiero Inbursa S.A.B. de CV Series O	430,681	769,192
Hana Financial Group, Inc.	224,544	3,777,442
ICICI Bank Ltd. sponsored ADR	1,101,627	6,246,225
Industrial & Commercial Bank of China Ltd. (H Shares)	4,591,000	2,271,070
Kasikornbank PCL (For. Reg.)	403,500	1,964,289
Komercni Banka A/S	6,800	1,268,425
Krung Thai Bank PCL:
(For. Reg.)	9,133,500	4,535,997
NVDR	5,062,000	2,513,956
Metropolitan Bank & Trust Co.	340,000	541,251
OTP Bank PLC	503,568	10,510,280
PT Bank Bukopin Tbk	246,400	10,042
PT Bank Jabar Banten Tbk	1,012,800	69,681
PT Bank Negara Indonesia (Persero) Tbk	8,141,200	3,089,784
PT Bank Rakyat Indonesia Tbk	7,788,319	6,450,466
PT Bank Tabungan Negara Tbk	7,212,400	895,347
Public Bank Bhd	1,152,800	5,066,289
Sberbank of Russia (a)	1,770,000	2,511,262
Sberbank of Russia:
sponsored ADR	115,123	705,934
sponsored ADR (United Kingdom)	791,899	4,790,989
Shinhan Financial Group Co. Ltd.	363,800	11,190,646
Standard Bank Group Ltd.	548,759	3,776,090
Standard Chartered PLC (Hong Kong)	603,550	3,495,725
State Bank of Bikaner & Jaipur (a)	6,949	47,901
Thanachart Capital PCL:
(For. Reg.)	797,900	850,735
NVDR	333,700	355,797
TISCO Financial Group PCL NVDR	202,600	270,020
Turkiye Garanti Bankasi A/S	214,727	530,976
Turkiye Is Bankasi A/S Series C	1,203,804	1,835,049
Turkiye Vakiflar Bankasi TAO	1,116,385	1,554,953
Woori Bank	241,673	1,698,387
		157,862,977
Capital Markets - 0.1%
Brait SA	139,571	1,356,393
Cetip SA - Mercados Organizado	108,000	1,019,337
Grupo Financiero Interacciones SA de CV	62,091	322,784
KGI Securities Thailand PCL NVDR	1,850,900	183,844
		2,882,358
Consumer Finance - 0.1%
Compartamos S.A.B. de CV	210,000	394,054
Group Lease PCL NVDR	111,900	64,678
Krungthai Card PCL NVDR	161,900	377,040
Shriram Transport Finance Co. Ltd.	364,214	4,301,629
Unifin Financiera SAPI de CV (a)	43,062	124,507
		5,261,908
Diversified Financial Services - 0.3%
BM&F BOVESPA SA	328,800	951,465
Far East Horizon Ltd.	4,507,000	3,331,844
FirstRand Ltd.	2,087,392	5,831,490
Fubon Financial Holding Co. Ltd.	2,074,000	2,461,397
Haci Omer Sabanci Holding A/S	122,523	360,319
JSE Ltd.	7,811	69,678
		13,006,193
Insurance - 0.9%
Bajaj Finserv Ltd.	22,839	539,758
BB Seguridade Participacoes SA	238,755	1,434,118
Cathay Financial Holding Co. Ltd.	1,285,000	1,441,909
China Pacific Insurance (Group) Co. Ltd. (H Shares)	877,000	2,835,743
Dongbu Insurance Co. Ltd.	12,654	689,163
Hyundai Fire & Marine Insurance Co. Ltd.	7,251	179,901
Korean Reinsurance Co.	7,042	73,863
Liberty Holdings Ltd.	524,339	4,064,718
MMI Holdings Ltd.	1,607,972	2,366,155
MNRB Holdings Bhd (a)	17,300	11,890
People's Insurance Co. of China Group (H Shares)	4,492,000	1,622,839
PICC Property & Casualty Co. Ltd. (H Shares)	2,582,000	3,897,208
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	521,500	2,205,868
Porto Seguro SA	314,100	1,848,360
Powszechny Zaklad Ubezpieczen SA	444,180	3,836,231
Samsung Fire & Marine Insurance Co. Ltd.	18,152	4,437,694
Sanlam Ltd.	1,687,335	5,670,281
Tong Yang Life Insurance Co. Ltd.	7,490	62,548
		37,218,247
Real Estate Investment Trusts - 0.0%
Akfen Gayrimenkul Yatirim Ortakligi A/S (a)	64,677	33,155
FII BTG Pactual Corporate Office Fund	7,018	156,787
Prologis Property Mexico SA	76,172	111,212
		301,154
Real Estate Management & Development - 0.2%
Aldar Properties PJSC (a)	802,815	546,423
Amata Corp. PCL NVDR	207,800	75,214
Asian Property Development PCL NVDR	2,536,100	412,721
Bangkok Land Co. NVDR	2,054,100	81,841
Barwa Real Estate Co. (a)	38,013	384,202
China Resources Land Ltd.	168,000	400,882
China Vanke Co. Ltd. (H Shares)	764,000	1,720,904
Dongwon Development Co. Ltd.	113,910	389,229
Emaar Properties PJSC	579,342	922,707
Etalon Group Ltd. GDR (Reg. S)	503,233	800,140
Future Land Holdings Co. Ltd. (a)	152,250	306,405
Guangzhou R&F Properties Co. Ltd. (H Shares)	351,200	414,502
Housing Development and Infrastructure Ltd. (a)	540,178	486,283
KSL Holdings Bhd	105,100	31,992
LBS Bina Group Bhd	138,400	44,433
Longfor Properties Co. Ltd.	194,000	238,196
LPN Development PCL unit	292,100	102,448
Preuksa Real Estate PCL NVDR	116,100	84,697
PT Agung Podomoro Land Tbk (a)	8,921,400	216,830
PT Lippo Cikarang Tbk (a)	264,100	120,970
Sansiri PCL NVDR	1,850,200	86,177
Shimao Property Holdings Ltd.	112,500	145,506
United Development Co. (a)	129,727	778,505
Yuzhou Properties Co.	281,000	61,778
		8,852,985

TOTAL FINANCIALS		225,385,822

HEALTH CARE - 0.4%
Biotechnology - 0.1%
Medy-Tox, Inc.	6,800	2,444,257
Health Care Equipment & Supplies - 0.2%
Kossan Rubber Industries Bhd	58,800	90,892
Mindray Medical International Ltd. sponsored ADR	244,341	6,792,680
St.Shine Optical Co. Ltd.	4,000	71,478
Supermax Corp. Bhd	291,300	198,818
Top Glove Corp. Bhd	2,060,400	2,758,633
		9,912,501
Health Care Providers & Services - 0.0%
Fleury SA	16,600	67,383
Selcuk Ecza Deposu Tic A/S	122,624	99,252
Thai Nakarin Hospital PCL NVDR	39,000	29,272
		195,907
Life Sciences Tools & Services - 0.0%
Dishman Pharmaceuticals and Chemicals Ltd.	144,789	631,973
Pharmaceuticals - 0.1%
Abbott India Ltd. (a)	1,025	71,928
Alembic Pharmaceuticals Ltd. (a)	9,710	87,989
Aurobindo Pharma Ltd.	20,395	196,056
Dawnrays Pharmaceutical Holdings Ltd.	184,000	124,905
Dong Wha Pharm Co. Ltd.	10,710	66,538
J.B. Chemicals & Pharmaceuticals Ltd. (a)	17,921	63,625
Jiangsu Hengrui Medicine Co. Ltd.	237,951	1,632,691
Lupin Ltd.	10,768	277,003
PT Kalbe Farma Tbk	24,222,584	2,354,873
		4,875,608

TOTAL HEALTH CARE		18,060,246

INDUSTRIALS - 1.3%
Air Freight & Logistics - 0.0%
Guangdong Yueyun Transportation Co. Ltd.	118,500	73,129
Airlines - 0.2%
Avianca Holding SA sponsored ADR	115,122	569,854
Cebu Air, Inc.	267,110	466,838
China Southern Airlines Ltd. (H Shares)	2,882,000	1,615,510
Controladora Vuela Compania de Aviacion S.A.B. de CV ADR (a)	61,178	1,196,642
Copa Holdings SA Class A	600	36,636
Grupo Aeromexico S.A.B. de CV (a)	295,290	624,946
Turk Hava Yollari AO (a)	1,825,339	4,506,174
		9,016,600
Building Products - 0.1%
China Liansu Group Holdings Ltd.	6,276,000	3,574,505
Ege Seramik Sanayi ve Ticaret A/S	36,353	52,351
National Central Cooling Co. (a)	400,837	125,499
Sintex Industries Ltd. (a)	105,856	100,649
Vanachai Group PCL NVDR	692,600	248,745
		4,101,749
Commercial Services & Supplies - 0.2%
Blue Label Telecoms Ltd.	139,444	118,547
KEPCO Plant Service & Engineering Co. Ltd.	17,000	976,606
Prosegur Compania de Seguridad SA (Reg.)	1,314,086	6,561,536
		7,656,689
Construction & Engineering - 0.0%
Gadang Holdings Bhd	131,400	64,684
Gamuda Bhd	963,000	1,016,818
Hyundai Industrial Development & Construction Co.	17,758	564,522
Kolon Global Corp. (a)	6,220	67,500
Murray & Roberts Holdings Ltd.	128,238	72,491
PT Petrosea Tbk	99,700	2,222
Sunway Construction Group Bhd (a)	654,100	217,774
Syntec Construction PCL NVDR	991,200	78,428
Uem Edgenta Bhd	109,500	88,537
United Integration Services Co. Ltd.	91,000	135,921
Wilson Bayly Holmes-Ovcon Ltd.	10,277	79,662
		2,388,559
Electrical Equipment - 0.1%
China High Speed Transmission Equipment Group Co. Ltd. (a)	93,000	61,338
China Ming Yang Wind Power Group Ltd. ADR (a)	138,706	331,507
DONGYANG E&P, Inc.	21,665	221,126
Harbin Electric Machinery Co. Ltd.(H Shares)	330,000	111,583
Korea Electric Terminal Co. Ltd.	2,697	189,753
TECO Electric & Machinery Co. Ltd.	4,762,000	3,896,586
		4,811,893
Industrial Conglomerates - 0.4%
Alliance Global Group, Inc.	4,090,000	1,240,177
Beijing Enterprises Holdings Ltd.	838,500	3,897,092
CITIC Pacific Ltd.	62,000	84,335
CJ Corp.	13,592	2,610,061
Hanwha Corp.	25,480	696,930
Hong Leong Industries Bhd	11,800	17,258
KAP Industrial Holdings Ltd.	539,430	205,669
Mannai Corp. (a)	9,621	257,370
Reunert Ltd.	18,601	73,733
San Miguel Corp.	213,760	336,687
Turk Sise ve Cam Fabrikalari A/S	5,546,688	6,322,717
		15,742,029
Machinery - 0.1%
PT United Tractors Tbk	2,271,500	2,637,230
Shanghai Shangling Electric Appliances Co. Ltd. (B Shares)	236,706	535,429
Sinotruk Hong Kong Ltd.	352,000	127,168
		3,299,827
Marine - 0.0%
MISC Bhd	676,400	1,407,491
Regional Container Lines PCL NVDR	708,500	112,318
Shipping Corp. of India Ltd. (a)	202,553	164,525
		1,684,334
Trading Companies & Distributors - 0.1%
Barloworld Ltd.	790,612	3,244,060
PT AKR Corporindo Tbk	697,500	426,418
		3,670,478
Transportation Infrastructure - 0.1%
Celebi Hava Servisi A/S	23,512	270,394
Cosco International Holdings Ltd.	380,000	189,071
DP World Ltd.	40,200	682,194
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	93,667	740,553
OHL Mexico S.A.B. de CV (a)	889,309	1,036,955
TAV Havalimanlari Holding A/S	27,563	162,209
		3,081,376

TOTAL INDUSTRIALS		55,526,663

INFORMATION TECHNOLOGY - 5.4%
Electronic Equipment & Components - 0.6%
AU Optronics Corp.	995,000	270,438
CalComp Electronics PCL (depositary receipt)	2,246,265	228,404
Coretronic Corp.	109,250	107,143
Delta Electronics PCL NVDR	141,700	323,039
Delta Electronics, Inc.	974,683	3,943,770
Dk Uil Co. Ltd.	8,414	76,035
Elite Material Co. Ltd.	48,000	87,362
Giantplus Technology Co. Ltd. (a)	106,000	63,936
Hollysys Automation Technologies Ltd.	291,546	5,483,980
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,398,667	5,628,472
Hon Hai Precision Industry Co. Ltd. (Foxconn) GDR (Reg. S)	286,860	1,352,545
Innolux Corp.	4,751,039	1,380,676
INTOPS Co. Ltd.	21,141	332,622
INZI Display Co. Ltd.	77,468	111,258
KCE Electronics PCL NVDR	51,500	122,825
LG Display Co. Ltd.	199,952	3,982,882
PAX Global Technology Ltd.	1,510,000	1,589,974
Samsung Electro-Mechanics Co. Ltd.	9,984	436,610
Sunny Optical Technology Group Co. Ltd.	672,000	1,555,146
SVI PCL NVDR (a)	752,300	112,929
V.S. Industry Bhd	379,500	114,617
		27,304,663
Internet Software & Services - 0.7%
58.com, Inc. ADR (a)	37,000	1,961,000
Alibaba Group Holding Ltd. sponsored ADR (a)	23,500	1,617,035
Baidu.com, Inc. sponsored ADR (a)	50,600	8,775,052
Mail.Ru Group Ltd. GDR (Reg. S) (a)	33,000	681,450
NetEase, Inc. sponsored ADR	41,721	5,616,064
Tencent Holdings Ltd.	375,500	6,870,720
Yandex NV (a)	203,777	2,632,799
		28,154,120
IT Services - 0.7%
Advanced Information Technology PCL NVDR	117,100	94,462
Cielo SA	705,900	5,451,298
CSU Cardsystem SA	20,600	13,543
Datasonic Group Bhd	341,500	115,322
HCL Technologies Ltd.	781,985	9,324,086
Infosys Ltd. sponsored ADR	653,830	10,997,421
MindTree Consulting Ltd.	17,652	369,151
Sonata Software Ltd. (a)	37,789	70,725
TravelSky Technology Ltd. (H Shares)	803,000	1,209,964
WNS Holdings Ltd. sponsored ADR (a)	36,909	1,051,907
		28,697,879
Semiconductors & Semiconductor Equipment - 1.7%
Advanced Semiconductor Engineering, Inc.	400,000	452,470
ChipMOS TECHNOLOGIES (Bermuda) Ltd.	15,719	271,624
e-LITECOM Co. Ltd.	5,224	63,646
eMemory Technology, Inc.	240,000	2,519,780
Forhouse Corp.	193,000	53,648
Hermes Microvision, Inc.	101,000	2,509,732
KC Tech Co. Ltd.	8,217	88,508
Malaysian Pacific Industries BHD	69,800	131,632
SK Hynix, Inc.	728,927	17,643,939
Taiwan Semiconductor Manufacturing Co. Ltd.	7,871,000	35,204,839
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	426,196	10,036,916
Unisem (M) Bhd	561,700	304,560
Vanguard International Semiconductor Corp.	656,000	1,008,441
Win Semiconductors Corp.	84,000	136,711
		70,426,446
Software - 0.1%
Asseco Poland SA	106,083	1,516,382
CD Projekt RED SA (a)	15,537	89,459
Changyou.com Ltd. (A Shares) ADR (a)	8,159	144,170
Geometric Ltd. (a)	55,619	118,161
KPIT Cummins Infosystems Ltd. (a)	43,748	85,822
Logo Yazilim Sanayi Ve Ticar	5,657	85,814
Majesco Ltd. (a)	19,255	128,183
NCSOFT Corp.	5,800	1,123,129
NIIT Technologies Ltd.	31,069	191,115
Nucleus Software Exports Ltd. (a)	38,368	85,225
OnMobile Global Ltd. (a)	134,042	207,042
Oracle Finance Services Software Ltd. (a)	1,807	85,237
RS Software (India) Ltd. (a)	45,510	41,670
Sasken Communication Technologies Ltd.	1,373	4,824
TAKE Solutions Ltd.	41,485	85,731
Totvs SA	219,302	1,720,316
Zensar Technologies Ltd.	6,145	75,946
		5,788,226
Technology Hardware, Storage & Peripherals - 1.6%
Advantech Co. Ltd.	257,000	1,778,226
Casetek Holdings	675,000	3,675,431
Catcher Technology Co. Ltd.	269,000	2,104,028
Chicony Electronics Co. Ltd.	2,114,010	4,610,744
Compal Electronics, Inc.	6,050,000	3,549,081
Getac Technology Corp.	145,000	91,822
Inventec Corp.	425,000	304,293
JCY International Bhd	435,600	69,406
Micro-Star International Co. Ltd.	112,000	150,104
Mobase Co. Ltd.	5,212	31,624
Pegatron Corp.	2,109,000	5,012,214
Samsung Electronics Co. Ltd.	49,497	47,045,103
		68,422,076

TOTAL INFORMATION TECHNOLOGY		228,793,410

MATERIALS - 1.2%
Chemicals - 0.5%
Alpek SA de CV	753,106	1,123,636
Chambal Fertilizers & Chemicals Ltd. (a)	137,997	109,459
Ciech SA (a)	10,040	184,734
Formosa Chemicals & Fibre Corp.	69,000	155,266
GHCL Ltd.	62,886	91,372
Gujarat Alkalies and Chemicals Ltd.	12,912	27,460
Hanwha Chemical Corp.	62,519	1,208,114
Hyosung Corp.	1,793	180,834
Indorama Ventures PCL	609,200	367,503
Jindal Poly Films Ltd. (a)	13,777	76,000
Korea Petro Chemical Industries Co. Ltd.	9,900	1,917,064
Kunsul Chemical Industrial Co. Ltd.	2,980	88,241
LG Chemical Ltd.	15,280	3,698,579
Lotte Chemical Corp.	15,515	3,999,566
Petronas Chemicals Group Bhd	97,100	155,868
PTT Global Chemical PCL NVDR	1,307,500	1,971,889
Sinopec Shanghai Petrochemical Co. Ltd. (H Shares) (a)	3,482,000	1,477,311
Soda Sanayii AS	557,817	955,672
Taekwang Industrial Co. Ltd.	168	137,583
Tata Chemicals Ltd. (a)	119,907	555,628
Tikkurila Oyj	177,809	2,862,757
Zaklady Azotowe w Tarnowie-Moscicach SA (a)	9,479	222,963
		21,567,499
Construction Materials - 0.1%
Adana Cimento Class A	26,830	58,724
BBMG Corp. (H Shares)	1,000,000	560,552
Cimsa Cimento Sanayi Ve Ticaret A/S	47,041	246,695
Eternit SA	123,800	55,494
Hanil Cement Co. Ltd.	437	31,839
Siam Cement PCL NVDR unit	188,200	2,334,018
Tipco Asphalt NVDR	2,803,300	1,801,223
		5,088,545
Containers & Packaging - 0.2%
AMVIG Holdings Ltd.	5,416,000	2,130,735
Bio Pappel S.A.B. de CV (a)	62,092	61,613
Greatview Aseptic Pack Co. Ltd.	9,392,000	3,900,227
Mpact Ltd.	120,835	339,249
Nampak Ltd.	1,426,130	1,590,780
Nilkamal Ltd. (a)	14,200	203,241
Uflex Ltd. (a)	67,040	131,318
		8,357,163
Metals & Mining - 0.3%
First Quantum Minerals Ltd.	419,147	1,527,269
Gold Fields Ltd. sponsored ADR	7,987	34,104
Grupo Mexico SA de CV Series B	418,000	879,575
Harmony Gold Mining Co. Ltd. (a)	57,722	187,003
Husteel Co. Ltd.	4,203	51,037
Inner Mongolia Eerduosi Resourses Co. Ltd. (B Shares)	292,724	246,181
KISCO Corp.	3,180	96,216
Magnitogorsk Iron & Steel Works OJSC sponsored GDR (Reg. S)	22,587	73,408
MMC Norilsk Nickel PJSC sponsored ADR	33,000	399,300
National Aluminium Co. Ltd.	294,505	142,060
Padaeng Industry PCL unit	128,300	41,399
POSCO	8,900	1,432,121
Sarda Energy & Minerals Ltd. (a)	6,632	7,609
Sibanye Gold Ltd.	206,056	745,935
Sibanye Gold Ltd. ADR	193,207	2,776,385
Srikalahasthi Pipes Ltd. (a)	35,925	103,922
Ternium SA sponsored ADR	147,876	2,212,225
		10,955,749
Paper & Forest Products - 0.1%
Asia Paper Manufacturing Co. Ltd.	5,850	78,589
Empresas CMPC SA	289,000	655,239
Evergreen Fibreboard Bhd	405,300	112,771
Fibria Celulose SA	125,900	1,379,537
HeveaBoard Bhd	346,800	110,514
Nine Dragons Paper (Holdings) Ltd.	1,200,000	800,715
PT Indah Kiat Pulp & Paper Tbk	185,700	12,290
Sappi Ltd. (a)	472,382	1,923,703
Tamil Nadu Newsprint & Papers Ltd. (a)	85,567	239,683
WTK Holdings Bhd	36,800	12,165
		5,325,206

TOTAL MATERIALS		51,294,162

TELECOMMUNICATION SERVICES - 1.5%
Diversified Telecommunication Services - 0.6%
Axtel S.A.B. de CV unit (a)	1,211,141	508,372
China Telecom Corp. Ltd. (H Shares)	13,044,000	6,255,311
China Unicom Ltd.	9,274,000	10,659,154
KT Corp. (a)	143,759	3,348,684
LG Telecom Ltd.	53,107	456,343
PT Telkomunikasi Indonesia Tbk:
Series B	12,343,400	2,991,402
sponsored ADR	29,732	1,458,355
Telkom SA Ltd.	385,817	1,312,478
		26,990,099
Wireless Telecommunication Services - 0.9%
America Movil S.A.B. de CV Series L	1,500,000	1,020,960
China Mobile Ltd.	2,456,500	26,209,621
Far EasTone Telecommunications Co. Ltd.	350,000	731,777
Globe Telecom, Inc.	56,345	2,097,662
Intouch Holdings PCL NVDR	392,000	640,685
MTN Group Ltd.	789,832	6,640,122
SK Telecom Co. Ltd.	3,300	620,759
TIM Participacoes SA	227,700	394,097
		38,355,683

TOTAL TELECOMMUNICATION SERVICES		65,345,782

UTILITIES - 1.0%
Electric Utilities - 0.5%
CESC Ltd. GDR (a)	715,072	4,583,674
ENEA SA	151,910	420,599
Energias do Brasil SA	1,148,196	3,639,983
Enersis SA sponsored ADR	176,677	2,233,197
Equatorial Energia SA	17,200	164,009
Korea Electric Power Corp.	52,706	2,495,003
Light SA	510,900	1,030,566
Polska Grupa Energetyczna SA	166,501	539,359
Tauron Polska Energia SA	428,174	271,186
Tenaga Nasional Bhd	2,380,500	7,427,386
Torrent Power Ltd. (a)	84,171	281,064
		23,086,026
Gas Utilities - 0.0%
Aygaz A/S	198,000	711,161
Daesung Energy Co. Ltd.	22,060	107,506
E1 Corp.	2,117	95,995
Indraprastha Gas Ltd. (a)	24,429	182,076
		1,096,738
Independent Power and Renewable Electricity Producers - 0.4%
Aboitiz Power Corp.	5,523,500	4,995,459
Benpres Holdings Corp.	940,100	104,917
China Resources Power Holdings Co. Ltd.	2,492,242	4,030,882
Guangdong Electric Power Development Co. Ltd. (B Shares)	779,640	437,029
Huadian Power International Corp. Ltd. (H Shares)	1,378,000	747,637
Huaneng Renewables Corp. Ltd. (H Shares)	4,850,000	1,122,389
JSW Energy Ltd. (a)	86,714	78,507
PNOC Energy Development Corp.	36,975,500	4,437,994
		15,954,814
Multi-Utilities - 0.0%
YTL Corp. Bhd	2,324,900	868,036
Water Utilities - 0.1%
Beijing Enterprises Water Group Ltd.	680,000	356,696
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	190,000	1,069,816
CT Environmental Group Ltd.	4,920,000	1,378,957
		2,805,469

TOTAL UTILITIES		43,811,083

TOTAL COMMON STOCKS
(Cost $1,139,214,481)		977,761,412

Nonconvertible Preferred Stocks - 0.6%
FINANCIALS - 0.5%
Banks - 0.5%
Banco Bradesco SA (PN)	1,141,698	6,067,372
Itau Unibanco Holding SA	2,219,424	14,038,767
		20,106,139
MATERIALS - 0.1%
Chemicals - 0.1%
Braskem SA (PN-A)	100,000	635,031
Sociedad Quimica y Minera de Chile SA (PN-B)	72,447	1,282,552
		1,917,583
Metals & Mining - 0.0%
Metalurgica Gerdau SA (PN)	143,600	43,271

TOTAL MATERIALS		1,960,854

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telefonica Brasil SA	30,300	288,244
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Energetica de Minas Gerais (CEMIG):
(PN)	528,941	773,215
(PN) sponsored ADR (non-vtg.)	128,801	193,202
Companhia Energetica do Ceara	3,383	26,369
Companhia Paranaense de Energia-Copel (PN-B)	21,700	124,994
Eletropaulo Metropolitana SA (PN-B) (a)	31,000	55,970
		1,173,750
Independent Power and Renewable Electricity Producers - 0.0%
Companhia Energetica de Sao Paulo Series B	76,800	260,109

TOTAL UTILITIES		1,433,859

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $38,915,917)		23,789,096

Equity Funds - 69.7%
Diversified Emerging Markets Funds - 69.7%
Aberdeen Emerging Markets Fund Institutional Service Class	29,663,374	322,737,508
Brandes Emerging Markets Value Fund Class A	19,926,490	124,142,034
Causeway Emerging Markets Fund - Investor Class	31,581,503	281,075,378
Fidelity Emerging Markets Fund (b)	21,191,393	426,794,645
Fidelity SAI Emerging Markets Index Fund (a)(b)	6,000,000	57,900,000
GMO Emerging Markets Fund Class IV	18,425,131	139,109,738
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	817,123	11,709,378
Invesco Developing Markets Fund Class R5	1,650,510	39,265,628
iShares Core MSCI Emerging Markets ETF	3,326,277	123,005,723
iShares MSCI China ETF	5,058,625	193,998,269
iShares MSCI India ETF	450,000	10,809,000
iShares MSCI South Korea Index ETF	2,343,845	109,293,492
Lazard Emerging Markets Equity Portfolio Institutional Class	24,338,369	312,017,893
Matthews Pacific Tiger Fund Investor Class	113	2,424
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	1,429,763	23,033,476
Oppenheimer Developing Markets Fund Class I	7,673,142	214,157,399
Parametric Emerging Markets Fund Investor Class	16,039,011	177,872,637
SPDR S&P China ETF	1,201,240	75,930,380
T. Rowe Price Emerging Markets Stock Fund Class I	11,587,325	305,789,505
Wasatch Frontier Emerging Small Countries Fund	10,208,708	26,236,378

TOTAL DIVERSIFIED EMERGING MARKETS FUNDS		2,974,880,885

Sector Funds - 0.0%
RS Global Natural Resources Fund Class A (a)	74	1,094
TOTAL EQUITY FUNDS
(Cost $3,783,635,854)		2,974,881,979
	Principal Amount	Value

U.S. Treasury Obligations - 0.6%
U.S. Treasury Bills, yield at date of purchase 0.17% to 0.31% 3/3/16 to 4/28/16 (c)
(Cost $24,753,403)	$24,760,000	24,753,260
	Shares

Money Market Funds - 6.1%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (d)
(Cost $259,714,946)	259,714,946	259,714,946
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $5,246,234,601)		4,260,900,693
NET OTHER ASSETS (LIABILITIES) - 0.1%		4,191,094
NET ASSETS - 100%		$4,265,091,787

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
6,305 ICE E-mini MSCI Emerging Markets Index Contracts (United States)	March 2016	$233,947,025	$6,553,372

The face value of futures purchased as a percentage of Net Assets is 5.5%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Affiliated Fund

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $11,953,004.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$160,827,978	$368,486,467	$3,829,317	$2,183,790	$426,794,645
Fidelity SAI Emerging Markets Index Fund	--	60,000,000	--	--	57,900,000
Total	$160,827,978	$428,486,467	$3,829,317	$2,183,790	$484,694,645

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$100,391,757	$96,557,647	$3,834,110	$--
Consumer Staples	96,114,198	96,114,198	--	--
Energy	93,038,289	70,882,466	22,155,823	--
Financials	245,491,961	204,324,351	40,861,205	306,405
Health Care	18,060,246	18,060,246	--	--
Industrials	55,526,663	55,526,663	--	--
Information Technology	228,793,410	182,012,061	46,781,349	--
Materials	53,255,016	50,889,957	2,365,059	--
Telecommunication Services	65,634,026	15,164,284	50,469,742	--
Utilities	45,244,942	42,749,939	2,495,003	--
Equity Funds	2,974,881,979	2,974,881,979	--	--
Other Short-Term Investments	24,753,260	--	24,753,260	--
Money Market Funds	259,714,946	259,714,946	--	--
Total Investments in Securities:	$4,260,900,693	$4,066,878,737	$193,715,551	$306,405
Derivative Instruments:
Assets
Futures Contracts	$6,553,372	$6,553,372	$--	$--
Total Assets	$6,553,372	$6,553,372	$--	$--
Total Derivative Instruments:	$6,553,372	$6,553,372	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$6,553,372	$0
Total Equity Risk	6,553,372	0
Total Value of Derivatives	$6,553,372	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $4,661,208,400)	$3,776,206,048
Affiliated issuers (cost $585,026,201)	484,694,645
Total Investments (cost $5,246,234,601)		$4,260,900,693
Cash		149,174
Foreign currency held at value (cost $1,730,698)		1,730,188
Receivable for investments sold		11,200,116
Receivable for fund shares sold		2,014,730
Dividends receivable		2,810,127
Interest receivable		34,694
Receivable for daily variation margin for derivative instruments		2,049,125
Prepaid expenses		764
Other receivables		69,373
Total assets		4,280,958,984
Liabilities
Payable for investments purchased	$11,543,494
Payable for fund shares redeemed	3,001,623
Accrued management fee	434,828
Other affiliated payables	438,163
Other payables and accrued expenses	449,089
Total liabilities		15,867,197
Net Assets		$4,265,091,787
Net Assets consist of:
Paid in capital		$5,556,993,181
Distributions in excess of net investment income		(4,795,969)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(308,195,675)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(978,909,750)
Net Assets, for 596,514,865 shares outstanding		$4,265,091,787
Net Asset Value, offering price and redemption price per share ($4,265,091,787 ÷ 596,514,865 shares)		$7.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$63,315,422
Affiliated issuers		2,183,790
Interest		72,214
Income before foreign taxes withheld		65,571,426
Less foreign taxes withheld		(2,437,071)
Total income		63,134,355
Expenses
Management fee	$15,162,044
Transfer agent fees	3,449,701
Accounting fees and expenses	1,482,005
Custodian fees and expenses	435,212
Independent trustees' compensation	43,933
Registration fees	388,665
Audit	48,033
Legal	25,058
Miscellaneous	141,225
Total expenses before reductions	21,175,876
Expense reductions	(10,992,793)	10,183,083
Net investment income (loss)		52,951,272
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $28,545)	(204,095,172)
Affiliated issuers	(476,468)
Foreign currency transactions	(1,474,735)
Futures contracts	(41,328,036)
Realized gain distributions from underlying funds:
Unaffiliated issuers	9,107,604
Total net realized gain (loss)		(238,266,807)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $493,258)	(916,304,712)
Assets and liabilities in foreign currencies	(112,776)
Futures contracts	3,741,992
Total change in net unrealized appreciation (depreciation)		$(912,675,496)
Net gain (loss)		(1,150,942,303)
Net increase (decrease) in net assets resulting from operations		$(1,097,991,031)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$52,951,272	$22,721,347
Net realized gain (loss)	(238,266,807)	4,188,183
Change in net unrealized appreciation (depreciation)	(912,675,496)	51,474,703
Net increase (decrease) in net assets resulting from operations	(1,097,991,031)	78,384,233
Distributions to shareholders from net investment income	(57,309,471)	(23,752,352)
Share transactions
Proceeds from sales of shares	4,490,843,655	340,607,204
Reinvestment of distributions	57,251,282	23,727,708
Cost of shares redeemed	(689,240,227)	(338,061,158)
Net increase (decrease) in net assets resulting from share transactions	3,858,854,710	26,273,754
Total increase (decrease) in net assets	2,703,554,208	80,905,635
Net Assets
Beginning of period	1,561,537,579	1,480,631,944
End of period (including distributions in excess of net investment income of $4,795,969 and distributions in excess of net investment income of $348,540, respectively)	$4,265,091,787	$1,561,537,579
Other Information
Shares
Sold	508,889,561	35,110,168
Issued in reinvestment of distributions	7,396,806	2,579,098
Redeemed	(84,647,686)	(34,388,190)
Net increase (decrease)	431,638,681	3,301,076

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.47	$9.16	$9.98	$9.84	$10.06
Income from Investment Operations
Net investment income (loss)B	.10	.14	.12	.12	.16
Net realized and unrealized gain (loss)	(2.32)	.32	(.81)	.23	(.18)
Total from investment operations	(2.22)	.46	(.69)	.35	(.02)
Distributions from net investment income	(.10)	(.15)	(.13)	(.12)	(.15)
Distributions from net realized gain	–	–	–	(.09)	(.05)
Total distributions	(.10)	(.15)	(.13)	(.21)	(.20)
Net asset value, end of period	$7.15	$9.47	$9.16	$9.98	$9.84
Total ReturnC	(23.49)%	5.04%	(6.96)%	3.63%	.11%
Ratios to Average Net AssetsD
Expenses before reductions	.50%	.46%	.46%	.36%	.28%
Expenses net of fee waivers, if any	.25%	.21%	.21%	.11%	.03%
Expenses net of all reductions	.24%	.21%	.21%	.10%	.02%
Net investment income (loss)	1.25%	1.45%	1.21%	1.27%	1.65%
Supplemental Data
Net assets, end of period (000 omitted)	$4,265,092	$1,561,538	$1,480,632	$1,898,102	$1,905,091
Portfolio turnover rateE	41%	13%	21%	26%F	11%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 E Amount does not include the portfolio activity of any Underlying Funds.

 F Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Emerging Markets Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$38,845,596
Gross unrealized depreciation	(1,030,849,715)
Net unrealized appreciation (depreciation) on securities	$(992,004,119)
Tax Cost	$5,252,904,812

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(294,970,042)
Net unrealized appreciation (depreciation) on securities and other investments	$(992,132,766)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	(143,672,166)
Long-term	(151,297,876)
Total capital loss carryforward	$(294,970,042)

The Fund intends to elect to defer to its next fiscal year $295,967 of ordinary losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$57,309,471	$ 23,752,352

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(41,328,036) and a change in net unrealized appreciation (depreciation) of $3,741,992 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $5,228,839,009 and $1,616,129,694, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.20% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .36% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, M&G Investments Management Limited and Somerset Capital Management LLP each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .08% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $1,160.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $4,623 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2018. During the period, this waiver reduced the Fund's management fee by $10,571,319.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $411,542 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,238.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $8,694.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

9.

At the end of the period, Fidelity Emerging Markets Fund and Fidelity SAI Emerging Markets Index Fund were the owners of record of approximately 14% and 25%, respectively of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Emerging Markets Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Actual	.27%	$1,000.00	$914.80	$1.29
Hypothetical-C		$1,000.00	$1,023.52	$1.36

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 83% of the dividends distributed in during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers Emerging Markets	12/30/2015	$0.1224	$0.0194

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2014, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one- and three-year periods ended December 31, 2014. The Board also noted that the fund had out-performed 59% and 56% of its peers for the one- and three-year periods, respectively, ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown and higher than its benchmark for the three-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2018 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.20%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Emerging Markets Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2018.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SAE-ANN-0416
1.918359.105

Strategic Advisers® International II Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® International II Fund	(11.70)%	1.84%	0.23%

 A From March 8, 2007.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International II Fund on March 8, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$10,213	Strategic Advisers® International II Fund
$9,736	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the year ending February 29, 2016, held back by a collapse in commodity prices that affected resources-related sectors and geographies in particular. The non-U.S. developed-markets MSCI EAFE Index returned -15.04% for the 12 months, hurt also by concerns about global economic growth. Stocks in developing markets fell further, with the MSCI Emerging Markets Index returning -23.13%. Commodity producers were pressured for much of the year, largely related to economic deceleration in China, the world's second-largest economy and a leading consumer of raw materials. Effects were exacerbated by U.S. dollar strength relative to global currencies, weighing on commodities priced in dollars and acutely affecting the equity returns of resources-related areas. Among regions within the MSCI EAFE Index, net energy consumer Japan (-10%) fared best; Asia Pacific ex Japan (-19%), worst. At the country level, only Denmark (+5%) and Israel (+3%) managed a gain, with several notching declines of greater than 20%. As for sectors, consumer staples (-2%) and telecommunication services (-6%) lost the least, whereas materials (-29%), financials (-22%) and energy (-21%) lost the most. Among emerging-markets countries, Hungary (+27%) proved the sole gainer. Meanwhile, Greece (-68%), Brazil (-40%), China (-29%) and India (-26%) headed the market's broad-based decline.

Comments from Portfolio Manager Wilfred Chilangwa:  For the year, the fund returned -11.70% and outpaced its benchmark, the MSCI EAFE Index. Relative to the benchmark, Fidelity® International Discovery Fund and Fidelity® International Capital Appreciation Fund were the biggest contributors. Both of these managers use growth-oriented strategies, which worked well during a period when growth stocks significantly outperformed value stocks. Meaningful stakes in mid- and small-cap shares provided a further boost to these managers' results. From a regional perspective, both managers benefited from stock picks in continental Europe and the United Kingdom. Similarly, Fidelity® Diversified International Fund contributed due to its growth-focused strategy as well as lighter-than-benchmark exposure to poor-performing Australia. I added Fidelity® Overseas Fund during the period, and it also was among our top relative contributors. This manager's quality-oriented growth strategy yielded strong selections in information technology, financials, materials and consumer discretionary across Japan and Europe. The fund had no notable relative detractors. However, an International Value strategy run by sub-adviser FIAM℠ nicked the fund's performance. I reallocated all of the fund's assets that had been invested in this strategy to managers in which I currently have greater conviction.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity Diversified International Fund	16.1	15.8
Fidelity International Discovery Fund	16.0	17.5
Fidelity Overseas Fund	14.1	14.0
Fidelity International Capital Appreciation Fund	11.2	11.1
Fidelity International Value Fund	7.6	5.4
Fidelity Advisor Overseas Fund Class I	4.0	5.9
Fidelity International Small Cap Opportunities Fund	2.1	1.7
Fidelity SAI International Index Fund	1.7	0.0
Fidelity Japan Fund	1.6	2.3
Fidelity International Real Estate Fund	1.5	1.1
	75.9

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Stocks	16.1%
Foreign Large Blend Funds	15.8%
Foreign Large Growth Funds	47.3%
Foreign Large Value Funds	7.6%
Foreign Small Mid Growth Funds	2.1%
Other	3.6%
Sector Funds	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

As of August 31, 2015
Stocks	16.5%
Foreign Large Blend Funds	14.0%
Foreign Large Growth Funds	50.4%
Foreign Large Value Funds	5.4%
Foreign Small Mid Growth Funds	1.7%
Other	4.0%
Sector Funds	1.1%
Short-Term Investments and Net Other Assets (Liabilities)	6.9%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 16.0%
	Shares	Value
CONSUMER DISCRETIONARY - 2.2%
Auto Components - 0.3%
Bridgestone Corp.	57,500	$2,013,168
Continental AG	19,129	3,841,431
DENSO Corp.	25,900	960,235
Valeo SA	6,510	905,067
		7,719,901
Automobiles - 0.5%
Honda Motor Co. Ltd.	136,200	3,502,913
Isuzu Motors Ltd.	86,500	865,400
Renault SA	27,834	2,547,693
Suzuki Motor Corp.	65,500	1,639,038
Toyota Motor Corp.	65,000	3,388,944
Yamaha Motor Co. Ltd.	83,000	1,235,417
		13,179,405
Hotels, Restaurants & Leisure - 0.3%
Accor SA	43,568	1,855,532
Flight Centre Travel Group Ltd.	61,440	1,815,506
InterContinental Hotel Group PLC	30,211	1,134,769
Oriental Land Co. Ltd.	8,000	547,603
Whitbread PLC	17,363	947,576
William Hill PLC	153,841	874,947
		7,175,933
Household Durables - 0.3%
Casio Computer Co. Ltd.	55,000	1,013,047
Sony Corp.	109,100	2,292,683
Taylor Wimpey PLC	1,177,750	3,052,286
Techtronic Industries Co. Ltd.	518,000	1,977,951
		8,335,967
Media - 0.5%
Altice NV:
Class A (a)	89,646	1,292,159
Class B (a)	46,247	679,685
Axel Springer Verlag AG	18,015	914,817
Dentsu, Inc.	26,100	1,213,117
ITV PLC	1,100,530	3,807,987
ProSiebenSat.1 Media AG	39,231	2,017,576
RELX NV	70,788	1,162,819
Vivendi SA	125,161	2,596,243
		13,684,403
Multiline Retail - 0.0%
Don Quijote Holdings Co. Ltd.	22,700	758,780
Specialty Retail - 0.1%
Fast Retailing Co. Ltd.	2,100	582,636
Inditex SA	65,622	2,024,763
Nitori Holdings Co. Ltd.	13,400	1,029,197
		3,636,596
Textiles, Apparel & Luxury Goods - 0.2%
adidas AG	25,737	2,743,014
LVMH Moet Hennessy - Louis Vuitton SA	13,851	2,301,169
		5,044,183

TOTAL CONSUMER DISCRETIONARY		59,535,168

CONSUMER STAPLES - 2.0%
Beverages - 0.5%
Anheuser-Busch InBev SA NV	43,586	4,876,257
Asahi Group Holdings	55,300	1,625,108
Diageo PLC	190,700	4,934,266
Pernod Ricard SA	6,535	697,474
		12,133,105
Food & Staples Retailing - 0.1%
Seven & i Holdings Co. Ltd.	60,800	2,424,166
Woolworths Ltd.	69,268	1,132,177
		3,556,343
Food Products - 0.4%
Danone SA	44,065	3,064,630
Nestle SA	117,804	8,238,150
		11,302,780
Household Products - 0.2%
Reckitt Benckiser Group PLC	20,927	1,906,236
Svenska Cellulosa AB (SCA) (B Shares)	110,105	3,301,150
		5,207,386
Personal Products - 0.4%
L'Oreal SA	10,106	1,700,941
Unilever NV (Certificaten Van Aandelen) (Bearer)	121,575	5,243,264
Unilever PLC	64,535	2,757,100
		9,701,305
Tobacco - 0.4%
British American Tobacco PLC (United Kingdom)	41,999	2,284,924
Imperial Tobacco Group PLC	106,145	5,499,544
Japan Tobacco, Inc.	99,700	3,964,561
		11,749,029

TOTAL CONSUMER STAPLES		53,649,948

ENERGY - 0.8%
Energy Equipment & Services - 0.1%
Amec Foster Wheeler PLC	215,769	1,145,713
Oil, Gas & Consumable Fuels - 0.7%
BP PLC	258,476	1,254,434
Lundin Petroleum AB (a)	133,252	2,083,947
Oil Search Ltd. ADR	268,060	1,278,070
Royal Dutch Shell PLC:
Class A (United Kingdom)	295,584	6,733,476
Class B (United Kingdom)	17,690	401,661
Statoil ASA	127,558	1,856,893
Total SA	134,360	6,022,075
		19,630,556

TOTAL ENERGY		20,776,269

FINANCIALS - 3.7%
Banks - 1.9%
Australia & New Zealand Banking Group Ltd.	245,289	3,913,170
Banco Bilbao Vizcaya Argentaria SA	220,391	1,393,264
Banco Popolare Societa Cooperativa	93,072	766,956
Bank of Ireland (a)	1,646,400	472,888
Bankinter SA	165,391	1,097,336
Barclays PLC	692,725	1,645,717
Danske Bank A/S	105,926	2,898,083
Erste Group Bank AG	61,149	1,578,209
Hang Seng Bank Ltd.	123,900	2,093,129
HSBC Holdings PLC (United Kingdom)	710,007	4,515,173
Intesa Sanpaolo SpA	1,337,898	3,379,357
KBC Groep NV	44,835	2,385,037
Lloyds Banking Group PLC	4,526,794	4,542,752
Mitsubishi UFJ Financial Group, Inc.	931,500	4,019,711
Nordea Bank AB	405,927	4,060,763
Seven Bank Ltd.	361,900	1,548,558
Shinsei Bank Ltd.	776,000	921,499
Societe Generale Series A	91,063	3,198,224
Swedbank AB (A Shares)	114,744	2,317,806
Unione di Banche Italiane ScpA	149,275	577,455
United Overseas Bank Ltd.	205,360	2,499,858
Westpac Banking Corp.	73,944	1,512,359
		51,337,304
Capital Markets - 0.4%
Credit Suisse Group AG	96,361	1,289,714
Julius Baer Group Ltd.	42,111	1,680,215
Macquarie Group Ltd.	56,352	2,584,617
Partners Group Holding AG	3,692	1,341,285
Schroders PLC	31,354	1,141,624
UBS Group AG	146,035	2,243,542
		10,280,997
Diversified Financial Services - 0.3%
Challenger Ltd.	218,099	1,170,625
Deutsche Boerse AG	12,506	1,028,232
London Stock Exchange Group PLC	48,062	1,791,451
ORIX Corp.	282,200	3,694,255
		7,684,563
Insurance - 0.7%
AIA Group Ltd.	665,600	3,397,294
AMP Ltd.	403,932	1,533,790
Aviva PLC	335,335	2,034,678
AXA SA	148,880	3,273,355
Direct Line Insurance Group PLC	190,967	1,032,889
Insurance Australia Group Ltd.	152,238	561,772
Prudential PLC	125,340	2,182,694
Sampo Oyj (A Shares)	40,530	1,828,876
Sony Financial Holdings, Inc.	65,300	910,367
St. James's Place Capital PLC	24,024	286,896
Zurich Insurance Group AG	17,974	3,807,091
		20,849,702
Real Estate Investment Trusts - 0.1%
British Land Co. PLC	179,403	1,645,537
Nippon Prologis REIT, Inc.	322	683,137
Westfield Corp. unit	258,765	1,846,935
		4,175,609
Real Estate Management & Development - 0.3%
AEON MALL Co. Ltd.	51,550	730,688
CapitaLand Ltd.	360,400	763,863
Cheung Kong Property Holdings Ltd.	194,448	994,983
Daito Trust Construction Co. Ltd.	8,400	1,137,688
Hongkong Land Holdings Ltd.	122,500	719,075
Hysan Development Co. Ltd.	154,000	609,819
Leopalace21 Corp. (a)	253,600	1,471,416
Mitsui Fudosan Co. Ltd.	51,000	1,185,105
Sino Land Ltd.	518,000	719,255
		8,331,892

TOTAL FINANCIALS		102,660,067

HEALTH CARE - 2.0%
Health Care Equipment & Supplies - 0.2%
Ansell Ltd.	60,415	741,685
Hoya Corp.	83,200	3,006,581
Olympus Corp.	83,300	3,037,242
		6,785,508
Health Care Providers & Services - 0.2%
Fresenius SE & Co. KGaA	52,145	3,453,475
Miraca Holdings, Inc.	27,400	1,180,527
		4,634,002
Pharmaceuticals - 1.6%
Astellas Pharma, Inc.	270,800	3,896,237
Bayer AG	36,590	3,793,211
GlaxoSmithKline PLC	198,688	3,850,585
Hikma Pharmaceuticals PLC	37,930	993,034
Novartis AG	138,108	9,910,304
Novo Nordisk A/S Series B	98,209	5,056,258
Sanofi SA	85,823	6,800,466
Shire PLC	75,405	3,933,847
Teva Pharmaceutical Industries Ltd.	5,400	304,989
Teva Pharmaceutical Industries Ltd. sponsored ADR	87,813	4,882,403
		43,421,334

TOTAL HEALTH CARE		54,840,844

INDUSTRIALS - 1.8%
Aerospace & Defense - 0.3%
BAE Systems PLC	157,781	1,118,565
Finmeccanica SpA (a)	235,980	2,447,738
Rolls-Royce Group PLC	149,998	1,408,031
Safran SA	33,433	2,084,370
Zodiac Aerospace	80,254	1,344,486
		8,403,190
Building Products - 0.1%
Compagnie de St. Gobain	59,135	2,301,084
Toto Ltd.	29,100	837,219
		3,138,303
Commercial Services & Supplies - 0.1%
Brambles Ltd.	157,711	1,405,952
Edenred SA	68,613	1,207,686
		2,613,638
Construction & Engineering - 0.2%
Bouygues SA	37,018	1,452,339
SHIMIZU Corp.	64,000	486,456
Taisei Corp.	215,000	1,303,155
VINCI SA	14,569	1,011,476
		4,253,426
Electrical Equipment - 0.0%
Nidec Corp.	17,100	1,145,368
Industrial Conglomerates - 0.2%
CK Hutchison Holdings Ltd.	216,948	2,620,485
Koninklijke Philips Electronics NV	99,679	2,530,829
		5,151,314
Machinery - 0.4%
Alfa Laval AB	192,056	3,028,266
Andritz AG	25,480	1,223,352
Glory Ltd.	27,100	912,963
Makita Corp.	32,000	1,879,633
Minebea Ltd.	91,000	668,156
Mitsubishi Heavy Industries Ltd.	40,000	142,316
NGK Insulators Ltd.	37,000	658,127
Sandvik AB	231,232	2,114,667
		10,627,480
Professional Services - 0.1%
Capita Group PLC	96,992	1,352,683
SEEK Ltd.	103,013	1,141,116
		2,493,799
Road & Rail - 0.2%
East Japan Railway Co.	50,500	4,422,264
Trading Companies & Distributors - 0.2%
Itochu Corp.	146,400	1,725,939
Misumi Group, Inc.	113,500	1,514,008
Rexel SA	136,620	1,680,916
Wolseley PLC	28,259	1,449,187
		6,370,050
Transportation Infrastructure - 0.0%
Kamigumi Co. Ltd.	78,000	730,565

TOTAL INDUSTRIALS		49,349,397

INFORMATION TECHNOLOGY - 0.8%
Communications Equipment - 0.0%
Telefonaktiebolaget LM Ericsson (B Shares)	147,717	1,356,675
Electronic Equipment & Components - 0.2%
Hitachi Ltd.	399,000	1,687,833
Keyence Corp.	4,000	2,067,370
Murata Manufacturing Co. Ltd.	10,000	1,199,986
		4,955,189
Internet Software & Services - 0.1%
Rocket Internet AG (a)	42,432	964,737
United Internet AG	29,535	1,449,369
		2,414,106
IT Services - 0.1%
Amadeus IT Holding SA Class A	54,857	2,217,866
Nomura Research Institute Ltd.	28,720	980,143
		3,198,009
Semiconductors & Semiconductor Equipment - 0.0%
Disco Corp.	6,800	626,445
Software - 0.3%
Nintendo Co. Ltd.	9,400	1,315,756
SAP AG	55,228	4,164,374
Square Enix Holdings Co. Ltd.	42,400	997,965
Trend Micro, Inc.	48,600	1,768,638
		8,246,733
Technology Hardware, Storage & Peripherals - 0.1%
Fujifilm Holdings Corp.	21,100	790,832
NEC Corp.	391,000	990,184
		1,781,016

TOTAL INFORMATION TECHNOLOGY		22,578,173

MATERIALS - 1.1%
Chemicals - 0.7%
Clariant AG (Reg.)	125,590	2,103,019
Croda International PLC	33,714	1,394,606
Daicel Chemical Industries Ltd.	68,100	868,951
Incitec Pivot Ltd.	601,612	1,249,556
JSR Corp.	59,500	834,085
Linde AG	4,293	600,113
Mitsui Chemicals, Inc.	330,000	1,078,236
Sumitomo Chemical Co. Ltd.	278,000	1,217,325
Symrise AG	26,960	1,734,484
Syngenta AG (Switzerland)	13,055	5,228,265
Yara International ASA	46,707	1,817,293
		18,125,933
Construction Materials - 0.1%
CRH PLC	44,430	1,139,654
James Hardie Industries PLC CDI	200,720	2,565,856
		3,705,510
Metals & Mining - 0.3%
Hitachi Metals Ltd.	67,500	718,192
Newcrest Mining Ltd. (a)	79,441	997,323
Randgold Resources Ltd.	24,211	2,199,309
Rio Tinto Ltd.	40,848	1,174,374
Rio Tinto PLC	65,642	1,739,567
		6,828,765
Paper & Forest Products - 0.0%
Mondi PLC	41,973	754,788

TOTAL MATERIALS		29,414,996

TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
Bezeq The Israel Telecommunication Corp. Ltd.	369,353	829,135
BT Group PLC	131,409	884,929
Deutsche Telekom AG	252,520	4,223,899
HKT Trust/HKT Ltd. unit	924,220	1,278,548
Iliad SA	4,968	1,222,214
Nippon Telegraph & Telephone Corp.	77,800	3,294,621
Orange SA	147,963	2,562,783
Telecom Italia SpA (a)	1,952,007	1,896,761
Telefonica Deutschland Holding AG	248,880	1,210,226
TeliaSonera AB	226,484	1,039,999
Telstra Corp. Ltd.	780,943	2,919,248
		21,362,363
Wireless Telecommunication Services - 0.4%
KDDI Corp.	128,800	3,290,582
SoftBank Corp.	65,500	3,218,721
Vodafone Group PLC	1,988,472	6,030,836
		12,540,139

TOTAL TELECOMMUNICATION SERVICES		33,902,502

UTILITIES - 0.4%
Electric Utilities - 0.2%
Iberdrola SA	417,911	2,692,270
Kansai Electric Power Co., Inc. (a)	159,300	1,750,301
Red Electrica Corporacion SA	14,367	1,143,272
		5,585,843
Multi-Utilities - 0.2%
Centrica PLC	402,158	1,156,452
E.ON AG	359,620	3,249,258
Suez Environnement SA	98,739	1,712,704
		6,118,414

TOTAL UTILITIES		11,704,257

TOTAL COMMON STOCKS
(Cost $465,459,163)		438,411,621

Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Volkswagen AG
(Cost $1,636,230)	13,705	1,605,698

Equity Funds - 77.9%
Foreign Large Blend Funds - 15.8%
Fidelity Overseas Fund (b)	10,278,291	385,949,842
Fidelity SAI International Index Fund (b)	5,000,000	46,550,000

TOTAL FOREIGN LARGE BLEND FUNDS		432,499,842

Foreign Large Growth Funds - 47.3%
Fidelity Advisor Overseas Fund Class I (b)	5,525,358	108,960,068
Fidelity Canada Fund (b)	34,327	1,429,383
Fidelity Diversified International Fund (b)	13,746,855	441,411,499
Fidelity International Capital Appreciation Fund (b)	19,638,271	305,375,109
Fidelity International Discovery Fund (b)	12,270,484	438,056,273

TOTAL FOREIGN LARGE GROWTH FUNDS		1,295,232,332

Foreign Large Value Funds - 7.6%
Fidelity International Value Fund (b)	28,400,420	207,323,065
Foreign Small Mid Growth Funds - 2.1%
Fidelity International Small Cap Opportunities Fund (b)	4,108,543	57,519,602
Sector Funds - 1.5%
Fidelity International Real Estate Fund (b)	4,477,348	41,907,975
Other - 3.6%
Fidelity Advisor Global Capital Appreciation Fund Class I (b)	1,547,028	23,205,414
Fidelity Japan Fund (b)	4,185,376	44,909,084
Fidelity Japan Smaller Companies Fund (b)	2,163,378	28,967,634

TOTAL OTHER		97,082,132

TOTAL EQUITY FUNDS
(Cost $2,261,614,331)		2,131,564,948
	Principal Amount

U.S. Treasury Obligations - 0.3%
U.S. Treasury Bills, yield at date of purchase 0.2% to 0.31% 3/3/16 to 5/19/16 (c)
(Cost $9,325,616)	$9,330,000	9,325,901
	Shares	Value

Money Market Funds - 5.3%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (d)
(Cost $144,235,893)	144,235,893	144,235,893
TOTAL INVESTMENT PORTFOLIO - 99.6%
(Cost $2,882,271,233)		2,725,144,061
NET OTHER ASSETS (LIABILITIES) - 0.4%		10,907,920
NET ASSETS - 100%		$2,736,051,981

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
618 CME NIKKEI 225 Index Contracts (Japan)	March 2016	49,455,450	$(11,663,372)
1,162 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2016	89,764,500	(3,407,237)
TOTAL FUTURES CONTRACTS			$(15,070,609)

The face value of futures purchased as a percentage of Net Assets is 5.1%

Legend

 (a) Non-income producing

 (b) Affiliated Fund

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $7,492,292.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Global Capital Appreciation Fund Class I	$16,777,732	$9,024,847	$--	$--	$23,205,414
Fidelity Advisor Overseas Fund Class I	145,164,347	--	22,085,224	756,974	108,960,068
Fidelity Canada Fund	1,750,341	--	--	21,042	1,429,383
Fidelity Diversified International Fund	309,830,193	198,428,574	14,719,066	3,370,197	441,411,499
Fidelity International Capital Appreciation Fund	237,626,836	118,187,798	21,803,171	1,179,750	305,375,109
Fidelity International Discovery Fund	365,954,674	153,846,044	28,860,394	4,342,347	438,056,273
Fidelity International Real Estate Fund	19,091,060	27,380,551	--	464,610	41,907,975
Fidelity International Small Cap Opportunities Fund	39,664,425	26,658,013	7,038,545	214,533	57,519,602
Fidelity International Value Fund	76,118,056	158,284,152	--	2,587,842	207,323,065
Fidelity Japan Fund	--	51,627,381	--	278,953	44,909,084
Fidelity Japan Smaller Companies Fund	14,002,817	14,679,010	--	157,660	28,967,634
Fidelity Overseas Fund	--	431,870,963	639,782	3,762,610	385,949,842
Fidelity SAI International Index Fund	--	50,000,000	--	--	46,550,000
Total	$1,225,980,481	$1,239,987,333	$95,146,182	$17,136,518	$2,131,564,948

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$61,140,866	$27,260,964	$33,879,902	$--
Consumer Staples	53,649,948	20,807,875	32,842,073	--
Energy	20,776,269	4,507,730	16,268,539	--
Financials	102,660,067	41,671,096	60,988,971	--
Health Care	54,840,844	20,285,890	34,554,954	--
Industrials	49,349,397	26,416,616	22,932,781	--
Information Technology	22,578,173	4,631,972	17,946,201	--
Materials	29,414,996	15,133,656	14,281,340	--
Telecommunication Services	33,902,502	4,540,123	29,362,379	--
Utilities	11,704,257	2,855,976	8,848,281	--
Equity Funds	2,131,564,948	2,131,564,948	--	--
Other Short-Term Investments and Net Other Assets	9,325,901	--	9,325,901	--
Money Market Funds	144,235,893	144,235,893	--	--
Total Investments in Securities:	$2,725,144,061	$2,443,912,739	$281,231,322	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(15,070,609)	$(15,070,609)	$--	$--
Total Liabilities	$(15,070,609)	$(15,070,609)	$--	$--
Total Derivative Instruments:	$(15,070,609)	$(15,070,609)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$70,043,222
Level 2 to Level 1	$14,596,244

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(15,070,609)
Total Equity Risk	0	(15,070,609)
Total Value of Derivatives	$0	$(15,070,609)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $620,656,902)	$593,579,113
Affiliated issuers (cost $2,261,614,331)	2,131,564,948
Total Investments (cost $2,882,271,233)		$2,725,144,061
Cash		928
Foreign currency held at value (cost $4,634,817)		4,518,990
Receivable for investments sold		1,806,465
Receivable for fund shares sold		9,197,934
Dividends receivable		1,233,983
Interest receivable		13,879
Prepaid expenses		829
Other receivables		13,276
Total assets		2,741,930,345
Liabilities
Payable for investments purchased	$2,235,678
Payable for fund shares redeemed	1,603,680
Accrued management fee	156,534
Payable for daily variation margin for derivative instruments	1,549,241
Other affiliated payables	150,345
Other payables and accrued expenses	182,886
Total liabilities		5,878,364
Net Assets		$2,736,051,981
Net Assets consist of:
Paid in capital		$2,951,717,251
Undistributed net investment income		49,291
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(43,376,983)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		(172,337,578)
Net Assets, for 334,148,919 shares outstanding		$2,736,051,981
Net Asset Value, offering price and redemption price per share ($2,736,051,981 ÷ 334,148,919 shares)		$8.19

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$10,844,943
Affiliated issuers		17,136,518
Interest		32,342
Income before foreign taxes withheld		28,013,803
Less foreign taxes withheld		(919,177)
Total income		27,094,626
Expenses
Management fee	$7,067,564
Transfer agent fees	539,897
Accounting fees and expenses	951,030
Custodian fees and expenses	83,856
Independent trustees' compensation	22,904
Registration fees	342,327
Audit	65,546
Legal	13,541
Miscellaneous	13,676
Total expenses before reductions	9,100,341
Expense reductions	(5,524,460)	3,575,881
Net investment income (loss)		23,518,745
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,770,780)
Affiliated issuers	(3,135,520)
Foreign currency transactions	(126,994)
Futures contracts	(9,291,933)
Realized gain distributions from underlying funds:
Affiliated issuers	5,985,658
Total net realized gain (loss)		(20,339,569)
Change in net unrealized appreciation (depreciation) on: Investment securities	(298,917,533)
Assets and liabilities in foreign currencies	(100,267)
Futures contracts	(22,937,445)
Total change in net unrealized appreciation (depreciation)		(321,955,245)
Net gain (loss)		(342,294,814)
Net increase (decrease) in net assets resulting from operations		$(318,776,069)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,518,745	$17,285,590
Net realized gain (loss)	(20,339,569)	18,925,157
Change in net unrealized appreciation (depreciation)	(321,955,245)	(4,239,705)
Net increase (decrease) in net assets resulting from operations	(318,776,069)	31,971,042
Distributions to shareholders from net investment income	(24,884,942)	(17,204,564)
Distributions to shareholders from net realized gain	(8,227,263)	(1,369,694)
Total distributions	(33,112,205)	(18,574,258)
Share transactions
Proceeds from sales of shares	2,157,727,766	656,077,551
Reinvestment of distributions	33,045,326	18,536,042
Cost of shares redeemed	(857,542,053)	(253,075,291)
Net increase (decrease) in net assets resulting from share transactions	1,333,231,039	421,538,302
Total increase (decrease) in net assets	981,342,765	434,935,086
Net Assets
Beginning of period	1,754,709,216	1,319,774,130
End of period (including undistributed net investment income of $49,291 and undistributed net investment income of $1,878,116, respectively)	$2,736,051,981	$1,754,709,216
Other Information
Shares
Sold	239,745,366	71,716,305
Issued in reinvestment of distributions	3,583,747	2,070,904
Redeemed	(95,672,530)	(27,641,359)
Net increase (decrease)	147,656,583	46,145,850

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International II Fund

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.41	$9.40	$7.88	$7.26	$8.12
Income from Investment Operations
Net investment income (loss)B	.10	.11	.14C	.14	.12
Net realized and unrealized gain (loss)	(1.19)	.01	1.53	.64	(.86)
Total from investment operations	(1.09)	.12	1.67	.78	(.74)
Distributions from net investment income	(.09)	(.10)	(.11)	(.14)	(.12)
Distributions from net realized gain	(.05)	(.01)	(.04)	(.02)	–D
Total distributions	(.13)E	(.11)	(.15)	(.16)	(.12)
Net asset value, end of period	$8.19	$9.41	$9.40	$7.88	$7.26
Total ReturnF	(11.70)%	1.36%	21.17%	10.89%	(8.91)%
Ratios to Average Net AssetsG
Expenses before reductions	.42%	.47%	.52%	.55%	.51%
Expenses net of fee waivers, if any	.17%	.22%	.27%	.30%	.26%
Expenses net of all reductions	.17%	.21%	.26%	.27%	.25%
Net investment income (loss)	1.09%	1.19%	1.61%C	1.87%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$2,736,052	$1,754,709	$1,319,774	$821,211	$857,774
Portfolio turnover rateH	16%	22%	27%	29%	38%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.31%.

 D Amount represents less than $.005 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.088 and distributions from net realized gain of $.046 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers International II Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$83,280,718
Gross unrealized depreciation	(254,645,053)
Net unrealized appreciation (depreciation) on securities	$(171,364,335)
Tax Cost	$2,896,508,396

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$64,079
Capital loss carryforward	$(44,209,781)
Net unrealized appreciation (depreciation) on securities and other investments	$(171,506,558)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(26,511,525)
Long-term	(17,698,256)
Total capital loss carryforward	$(44,209,781)

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$25,786,545	$ 18,231,834
Long-term Capital Gains	7,325,660	342,424
Total	$33,112,205	$ 18,574,258

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(9,291,933) and a change in net unrealized appreciation (depreciation) of $(22,937,445) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $1,622,264,666 and $317,529,845, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Adviser. FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .03% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $597 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2018. During the period, this waiver reduced the Fund's management fee by $5,418,102.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $97,719 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $8,639.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following Underlying Funds:

Fidelity Advisor Global Capital Appreciation Fund	17%
Fidelity Advisor Overseas Fund	17%
Fidelity International Capital Appreciation Fund	22%
Fidelity International Value Fund	68%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International II Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers International II Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Actual	.15%	$1,000.00	$915.90	$.71
Hypothetical-C		$1,000.00	$1,024.12	$.75

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 4% of the dividends distributed in December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100%, of the dividends distributed in April and December respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Strategic Advisers International II Fund	04/13/2015	$0.0072	$0.0002

12/30/2015	$0.0884	$0.0094

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International II Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreement with Pyramis Global Advisors, LLC (Pyramis) (the Sub-Advisory Agreement and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreement, the Board also concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and the sub-adviser, Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-adviser, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2014, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International II Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-year period and in the first quartile for the three- and five-year periods ended December 31, 2014. The Board also noted that the fund had out-performed 62%, 86%, and 76% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2014. The Board also noted that the investment performance of the fund was higher than its benchmark for each period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2018 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.00%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers International II Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contract provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2018.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to the Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

SIL-ANN-0416
1.912839.105

Strategic Advisers® Small-Mid Cap Multi-Manager Fund Class F Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Class F	(14.16)%	9.48%

 A From December 20, 2011

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class F on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period. See previous page for additional information regarding the performance of Class F.

Period Ending Values
$14,628	Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class F
$15,695	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Barry Golden:  Reflecting the challenging environment created by a sharp downturn in stocks in August and again in the early months of 2016, the fund's share classes lagged the -13.30% return of the benchmark Russell 2500™ Index. Relative to the benchmark, sub-adviser Advisory Research's strategy emphasizing companies' intrinsic value performed somewhat worse than expected, given that this manager also incorporates a quality tilt into its investment process. It was hampered by selections in the materials sector and the health care equipment & services and diversified financials groups. Newly hired sub-adviser Portolan Capital Management® modestly detracted, as this manager's somewhat higher-risk, global-growth strategy underperformed amid a generally risk-averse market environment. On the plus side, RS Investment Management, which runs an aggressive-growth, quality-tilted strategy, performed better than anticipated given its higher-risk approach. This manager was helped by favorable positioning in energy and technology, along with solid selections in industrials. Arrowpoint Asset Management, also hired during the period, was another contributor, as this manager's quality-oriented growth strategy helped it outperform when the market environment shifted in January and February.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalent)	% of fund's net assets	% of fund's net assets 6 months ago
PowerShares S&P SmallCap Financials Portfolio ETF	1.0	0.9
E*TRADE Financial Corp.	0.8	0.8
Allison Transmission Holdings, Inc.	0.8	0.8
Pinnacle Foods, Inc.	0.7	0.4
Voya Financial, Inc.	0.7	0.8
Euronet Worldwide, Inc.	0.7	0.6
FNF Group	0.6	0.6
Berry Plastics Group, Inc.	0.6	0.5
Mellanox Technologies Ltd.	0.6	0.3
CoreLogic, Inc.	0.6	0.6
	7.1

Top Five Market Sectors as of February 29, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.1	19.5
Financials	17.4	18.8
Consumer Discretionary	15.4	13.8
Industrials	13.8	14.7
Health Care	12.4	14.0

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Common Stocks	92.0%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	7.0%

As of August 31, 2015
Common Stocks	93.1%
Sector Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 0.9%
BorgWarner, Inc.	360	$11,765
Cooper Tire & Rubber Co.	1,125	44,213
Dana Holding Corp.	2,344	29,159
Delphi Automotive PLC	187	12,469
Gentex Corp.	3,228	47,000
The Goodyear Tire & Rubber Co.	1,782	53,674
Visteon Corp.	1,056	73,836
		272,116
Automobiles - 0.4%
Harley-Davidson, Inc.	3,160	136,417
Distributors - 0.6%
LKQ Corp. (a)	6,061	167,284
Pool Corp.	379	30,422
		197,706
Diversified Consumer Services - 1.2%
2U, Inc. (a)	1,871	41,817
Grand Canyon Education, Inc. (a)	1,040	40,539
H&R Block, Inc.	3,752	123,366
Houghton Mifflin Harcourt Co. (a)	1,373	25,826
LifeLock, Inc. (a)	1,162	12,817
ServiceMaster Global Holdings, Inc. (a)	3,376	128,052
		372,417
Hotels, Restaurants & Leisure - 3.1%
BJ's Restaurants, Inc. (a)	457	20,145
Bravo Brio Restaurant Group, Inc. (a)	1,825	14,253
Brinker International, Inc.	378	18,824
Carrols Restaurant Group, Inc. (a)	3,869	51,342
Dave & Buster's Entertainment, Inc. (a)	860	31,743
Del Taco Restaurants, Inc. (a)	282	3,054
Domino's Pizza, Inc.	231	30,732
Dunkin' Brands Group, Inc.	1,798	83,751
El Pollo Loco Holdings, Inc. (a)	1,241	16,021
Fiesta Restaurant Group, Inc. (a)	990	32,789
Hyatt Hotels Corp. Class A (a)	1,965	90,685
Jack in the Box, Inc.	341	23,444
Kona Grill, Inc. (a)	568	8,418
Marriott Vacations Worldwide Corp.	366	22,161
MGM Mirage, Inc. (a)	7,840	148,411
Penn National Gaming, Inc. (a)	1,358	18,795
Popeyes Louisiana Kitchen, Inc. (a)	1,020	55,580
Six Flags Entertainment Corp.	1,660	84,428
Sonic Corp.	1,240	36,419
Starwood Hotels & Resorts Worldwide, Inc.	340	23,497
Texas Roadhouse, Inc. Class A	665	27,737
The Cheesecake Factory, Inc.	424	21,158
Vail Resorts, Inc.	230	29,304
Wendy's Co.	4,725	44,273
		936,964
Household Durables - 0.8%
CalAtlantic Group, Inc.	513	15,564
D.R. Horton, Inc.	1,030	27,522
Helen of Troy Ltd. (a)	210	20,026
iRobot Corp. (a)	1,304	40,867
Newell Rubbermaid, Inc.	2,685	102,057
Toll Brothers, Inc. (a)	800	21,960
TopBuild Corp. (a)	488	13,166
		241,162
Internet & Catalog Retail - 0.4%
1-800-FLOWERS.com, Inc. Class A (a)	1,183	9,239
Duluth Holdings, Inc.	200	3,310
Expedia, Inc.	58	6,038
Groupon, Inc. Class A (a)	8,286	39,607
Shutterfly, Inc. (a)	1,219	54,172
		112,366
Leisure Products - 0.5%
Brunswick Corp.	460	19,568
Hasbro, Inc.	780	59,179
Polaris Industries, Inc.	695	61,097
		139,844
Media - 2.4%
Crown Media Holdings, Inc. Class A (a)	1,050	4,610
Discovery Communications, Inc. Class A (a)	605	15,125
E.W. Scripps Co. Class A	1,141	19,694
Gray Television, Inc. (a)	3,385	39,063
IMAX Corp. (a)	2,702	79,736
Lions Gate Entertainment Corp.	286	6,035
Media General, Inc. (a)	2,269	37,711
National CineMedia, Inc.	4,941	73,868
News Corp. Class A	4,843	52,401
Nexstar Broadcasting Group, Inc. Class A	1,007	44,993
Omnicom Group, Inc.	120	9,337
Scholastic Corp.	1,290	45,189
Sinclair Broadcast Group, Inc. Class A	3,108	95,944
Tegna, Inc.	4,355	107,307
Tribune Media Co. Class A	2,715	97,469
		728,482
Specialty Retail - 3.4%
Aarons, Inc. Class A	947	21,772
Advance Auto Parts, Inc.	92	13,656
American Eagle Outfitters, Inc.	2,783	42,469
Cabela's, Inc. Class A (a)	160	7,677
CST Brands, Inc.	4,836	156,880
Destination Maternity Corp.	417	3,369
Destination XL Group, Inc. (a)	5,016	22,321
DSW, Inc. Class A	2,050	53,710
Express, Inc. (a)	900	15,507
Five Below, Inc. (a)	1,303	49,970
Genesco, Inc. (a)	81	5,344
GNC Holdings, Inc.	360	10,253
Hibbett Sports, Inc. (a)	1,199	42,565
Lithia Motors, Inc. Class A (sub. vtg.)	1,107	102,641
Monro Muffler Brake, Inc.	366	25,023
New York & Co., Inc. (a)	900	1,800
Office Depot, Inc. (a)	2,156	10,952
Outerwall, Inc.	789	24,609
Rent-A-Center, Inc.	2,352	30,035
Restoration Hardware Holdings, Inc. (a)	840	31,912
Ross Stores, Inc.	220	12,096
Sally Beauty Holdings, Inc. (a)	3,812	120,383
Select Comfort Corp. (a)	450	8,055
Staples, Inc.	5,500	51,975
The Container Store Group, Inc. (a)	1,652	8,937
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	460	75,987
Vitamin Shoppe, Inc. (a)	315	8,691
Williams-Sonoma, Inc.	1,090	56,800
		1,015,389
Textiles, Apparel & Luxury Goods - 1.7%
Carter's, Inc.	1,494	151,835
Crocs, Inc. (a)	820	8,028
Deckers Outdoor Corp. (a)	220	12,443
G-III Apparel Group Ltd. (a)	1,618	85,350
Oxford Industries, Inc.	139	10,096
PVH Corp.	1,528	120,941
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	464	15,275
Steven Madden Ltd. (a)	660	23,232
Tumi Holdings, Inc. (a)	1,015	20,046
Wolverine World Wide, Inc.	2,977	56,355
		503,601

TOTAL CONSUMER DISCRETIONARY		4,656,464

CONSUMER STAPLES - 1.9%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	163	30,662
Food & Staples Retailing - 0.2%
Casey's General Stores, Inc.	120	12,668
Fresh Market, Inc. (a)	1,390	32,067
Sprouts Farmers Market LLC (a)	1,065	30,331
		75,066
Food Products - 1.3%
B&G Foods, Inc. Class A	590	20,408
Cal-Maine Foods, Inc.	822	43,878
Ingredion, Inc.	180	18,220
Lancaster Colony Corp.	267	27,173
Pinnacle Foods, Inc.	5,305	229,123
Snyders-Lance, Inc.	1,550	50,701
		389,503
Household Products - 0.2%
Energizer Holdings, Inc.	145	5,646
Spectrum Brands Holdings, Inc.	508	48,651
		54,297
Personal Products - 0.1%
Edgewell Personal Care Co. (a)	145	11,085
Elizabeth Arden, Inc. (a)	650	4,030
		15,115

TOTAL CONSUMER STAPLES		564,643

ENERGY - 2.3%
Energy Equipment & Services - 0.8%
Dril-Quip, Inc. (a)	737	39,982
Helmerich & Payne, Inc.	135	7,151
ION Geophysical Corp. (a)	186	577
McDermott International, Inc. (a)	1,150	3,795
Nabors Industries Ltd.	3,875	27,745
Oceaneering International, Inc.	662	18,284
Patterson-UTI Energy, Inc.	907	14,095
Precision Drilling Corp.	18,350	58,861
RigNet, Inc. (a)	2,377	31,376
TETRA Technologies, Inc. (a)	2,000	10,080
U.S. Silica Holdings, Inc.	935	17,943
		229,889
Oil, Gas & Consumable Fuels - 1.5%
Carrizo Oil & Gas, Inc. (a)	2,497	53,686
Cheniere Energy Partners LP Holdings LLC	771	12,930
Cheniere Energy, Inc. (a)	1,107	39,575
Diamondback Energy, Inc.	320	22,800
Energen Corp.	2,116	56,032
Laredo Petroleum, Inc. (a)	1,525	7,793
Memorial Resource Development Corp. (a)	1,358	13,132
Newfield Exploration Co. (a)	3,175	86,455
PBF Energy, Inc. Class A	1,695	51,189
Pioneer Natural Resources Co.	425	51,225
Sunoco Logistics Partners, LP	516	15,506
Valero Energy Corp.	240	14,419
WPX Energy, Inc. (a)	8,005	32,901
		457,643

TOTAL ENERGY		687,532

FINANCIALS - 17.4%
Banks - 4.2%
Bank of the Ozarks, Inc.	478	18,088
BankUnited, Inc.	3,672	117,945
Cathay General Bancorp	732	19,537
Columbia Banking Systems, Inc.	1,012	29,176
Comerica, Inc.	380	12,836
Cullen/Frost Bankers, Inc.	686	32,880
East West Bancorp, Inc.	1,786	53,526
First Niagara Financial Group, Inc.	720	6,653
First Republic Bank	1,190	73,233
Great Western Bancorp, Inc.	949	23,355
Hancock Holding Co.	1,372	31,652
Home Bancshares, Inc.	621	24,542
Huntington Bancshares, Inc.	2,710	23,713
Investors Bancorp, Inc.	6,821	77,214
KeyCorp	6,515	68,733
MB Financial, Inc.	617	18,831
Opus Bank	650	20,969
PacWest Bancorp	1,399	45,020
Pinnacle Financial Partners, Inc.	937	43,449
PrivateBancorp, Inc.	1,735	59,615
Regions Financial Corp.	2,525	18,988
SVB Financial Group (a)	1,527	135,674
Talmer Bancorp, Inc. Class A	2,118	35,582
TCF Financial Corp.	1,450	16,443
Texas Capital Bancshares, Inc. (a)	375	12,124
Umpqua Holdings Corp.	3,827	57,558
United Community Bank, Inc.	4,420	76,510
Webster Financial Corp.	3,095	104,023
		1,257,869
Capital Markets - 2.8%
Ameriprise Financial, Inc.	160	13,432
Ares Capital Corp.	1,545	21,105
E*TRADE Financial Corp. (a)	10,064	236,101
Financial Engines, Inc.	1,312	32,013
Invesco Ltd.	4,020	107,495
Janus Capital Group, Inc.	1,283	16,589
Lazard Ltd. Class A	2,840	99,911
LPL Financial	1,854	37,506
Oaktree Capital Group LLC Class A	960	44,064
Raymond James Financial, Inc.	1,718	75,317
SEI Investments Co.	1,220	46,567
Stifel Financial Corp. (a)	630	18,245
T. Rowe Price Group, Inc.	305	21,079
Waddell & Reed Financial, Inc. Class A	280	6,558
WisdomTree Investments, Inc.	5,323	63,078
		839,060
Consumer Finance - 0.6%
Ally Financial, Inc. (a)	1,676	29,464
Discover Financial Services	1,365	63,363
Encore Capital Group, Inc. (a)	1,035	24,064
SLM Corp. (a)	10,041	58,639
		175,530
Diversified Financial Services - 1.3%
IntercontinentalExchange, Inc.	175	41,731
Leucadia National Corp.	6,590	95,226
MarketAxess Holdings, Inc.	443	52,478
Voya Financial, Inc.	7,500	220,200
		409,635
Insurance - 3.0%
Allied World Assurance Co. Holdings AG	4,425	143,326
American Equity Investment Life Holding Co.	935	12,716
American Financial Group, Inc.	407	27,302
AmTrust Financial Services, Inc.	1,434	35,061
Aon PLC	78	7,433
Assurant, Inc.	627	44,580
Cincinnati Financial Corp.	455	28,729
Endurance Specialty Holdings Ltd.	1,220	75,969
FNF Group	5,534	182,511
FNFV Group (a)	2,160	21,967
Primerica, Inc.	1,299	54,805
Reinsurance Group of America, Inc.	354	31,895
RLI Corp.	92	5,775
Torchmark Corp.	425	21,769
Unum Group	500	14,265
Validus Holdings Ltd.	635	28,518
White Mountains Insurance Group Ltd.	190	145,703
Willis Group Holdings PLC	296	33,543
		915,867
Real Estate Investment Trusts - 3.9%
Alexandria Real Estate Equities, Inc.	1,770	140,113
Altisource Residential Corp. Class B	505	4,737
Ashford Hospitality Trust, Inc.	1,658	9,169
Chambers Street Properties	1,846	13,937
Chesapeake Lodging Trust	547	13,899
Communications Sales & Leasing, Inc.	550	10,368
Corporate Office Properties Trust (SBI)	1,202	28,127
Corrections Corp. of America	668	19,325
CubeSmart	1,280	38,272
Duke Realty LP	1,091	22,562
DuPont Fabros Technology, Inc.	1,670	59,536
EPR Properties	1,050	65,342
Essex Property Trust, Inc.	65	13,603
Extra Space Storage, Inc.	650	53,398
Hersha Hospitality Trust	1,843	37,100
Kite Realty Group Trust	928	24,982
Liberty Property Trust (SBI)	2,610	75,377
Medical Properties Trust, Inc.	3,046	35,242
Mid-America Apartment Communities, Inc.	536	48,208
National Retail Properties, Inc.	530	23,309
National Storage Affiliates Trust	1,703	30,807
Physicians Realty Trust	4,575	78,599
Prologis, Inc.	280	10,769
Ryman Hospitality Properties, Inc.	1,925	92,150
SL Green Realty Corp.	1,165	102,730
Sovran Self Storage, Inc.	205	21,820
Stag Industrial, Inc.	1,173	20,598
Sunstone Hotel Investors, Inc.	6,094	78,613
Weyerhaeuser Co.	780	20,264
		1,192,956
Real Estate Management & Development - 1.2%
Alexander & Baldwin, Inc.	3,982	133,477
CBRE Group, Inc. (a)	4,410	112,058
Jones Lang LaSalle, Inc.	241	24,599
Kennedy-Wilson Holdings, Inc.	4,675	88,919
		359,053
Thrifts & Mortgage Finance - 0.4%
Farmer Mac Class C (non-vtg.)	212	6,879
Lendingtree, Inc. (a)	550	48,604
Washington Federal, Inc.	2,660	56,365
		111,848

TOTAL FINANCIALS		5,261,818

HEALTH CARE - 12.4%
Biotechnology - 1.5%
ACADIA Pharmaceuticals, Inc. (a)	371	6,403
Alnylam Pharmaceuticals, Inc. (a)	265	15,521
Anacor Pharmaceuticals, Inc. (a)	213	13,585
Atara Biotherapeutics, Inc. (a)	734	12,067
bluebird bio, Inc. (a)	597	27,593
Cepheid, Inc. (a)	447	13,267
DBV Technologies SA sponsored ADR (a)	583	14,662
Dyax Corp. rights 12/31/19 (a)	741	1,727
Enanta Pharmaceuticals, Inc. (a)	288	8,176
Exelixis, Inc. (a)	2,534	9,224
Halozyme Therapeutics, Inc. (a)	840	6,829
Juno Therapeutics, Inc. (a)	396	13,927
Ligand Pharmaceuticals, Inc. Class B (a)	1,230	113,504
Momenta Pharmaceuticals, Inc. (a)	1,396	11,733
Myriad Genetics, Inc. (a)	2,019	70,665
Neurocrine Biosciences, Inc. (a)	842	30,969
OvaScience, Inc. (a)	3,249	18,032
Puma Biotechnology, Inc. (a)	175	7,837
Repligen Corp. (a)	583	15,001
Seattle Genetics, Inc. (a)	488	14,733
United Therapeutics Corp. (a)	335	40,850
		466,305
Health Care Equipment & Supplies - 4.2%
Abiomed, Inc. (a)	558	44,646
Accuray, Inc. (a)	2,250	11,363
Alere, Inc. (a)	928	49,462
Align Technology, Inc. (a)	1,217	80,359
Analogic Corp.	843	63,208
Anika Therapeutics, Inc. (a)	707	31,907
Cantel Medical Corp.	307	19,534
Cryolife, Inc.	1,105	11,835
Dentsply Sirona, Inc.	1,280	78,029
DexCom, Inc. (a)	1,381	89,848
Endologix, Inc. (a)	3,874	33,394
Glaukos Corp.	653	10,748
Globus Medical, Inc. (a)	4,960	120,528
Greatbatch, Inc. (a)	391	14,780
Hill-Rom Holdings, Inc.	481	22,294
Hologic, Inc. (a)	2,679	92,774
Insulet Corp. (a)	427	13,083
LDR Holding Corp. (a)	2,016	41,832
Novadaq Technologies, Inc. (a)	534	5,132
Novadaq Technologies, Inc. (a)	1,000	9,610
NuVasive, Inc. (a)	450	18,810
NxStage Medical, Inc. (a)	1,052	15,675
Quidel Corp. (a)	909	14,244
Sirona Dental Systems, Inc. (a)	248	27,427
St. Jude Medical, Inc.	375	20,134
Steris PLC	1,556	100,082
The Cooper Companies, Inc.	441	63,045
The Spectranetics Corp. (a)	2,322	32,926
West Pharmaceutical Services, Inc.	1,745	108,225
Zimmer Biomet Holdings, Inc.	280	27,107
		1,272,041
Health Care Providers & Services - 3.3%
Air Methods Corp. (a)	657	23,869
Amedisys, Inc. (a)	515	18,921
AMN Healthcare Services, Inc. (a)	1,133	32,211
AmSurg Corp. (a)	1,586	107,927
Brookdale Senior Living, Inc. (a)	8,559	122,993
Capital Senior Living Corp. (a)	2,821	48,183
Centene Corp. (a)	1,545	88,003
Chemed Corp.	280	35,980
Community Health Systems, Inc. (a)	532	8,044
Envision Healthcare Holdings, Inc. (a)	606	13,326
ExamWorks Group, Inc. (a)	1,293	37,626
Five Star Quality Care, Inc. (a)	8,331	19,744
HealthEquity, Inc. (a)	678	14,116
HealthSouth Corp.	2,918	102,801
Henry Schein, Inc. (a)	225	37,226
LifePoint Hospitals, Inc. (a)	371	23,136
MEDNAX, Inc. (a)	503	33,721
Premier, Inc. (a)	3,573	116,194
Select Medical Holdings Corp.	1,544	15,116
Universal Health Services, Inc. Class B	380	41,941
VCA, Inc. (a)	1,001	51,081
		992,159
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	1,860	23,287
athenahealth, Inc. (a)	146	18,844
Cerner Corp. (a)	255	13,020
HMS Holdings Corp. (a)	1,958	25,787
Medidata Solutions, Inc. (a)	415	14,318
Omnicell, Inc. (a)	633	17,325
		112,581
Life Sciences Tools & Services - 1.5%
Affymetrix, Inc. (a)	1,494	20,976
Bio-Rad Laboratories, Inc. Class A (a)	270	36,353
Bio-Techne Corp.	240	20,602
Cambrex Corp. (a)	505	19,478
Charles River Laboratories International, Inc. (a)	1,900	139,517
Fluidigm Corp. (a)	680	4,508
ICON PLC (a)	570	40,561
Luminex Corp. (a)	100	1,868
PAREXEL International Corp. (a)	951	55,814
PerkinElmer, Inc.	1,218	57,563
Sequenom, Inc. (a)	9,226	13,562
VWR Corp. (a)	896	21,862
Waters Corp. (a)	216	25,987
		458,651
Pharmaceuticals - 1.5%
Akorn, Inc. (a)	1,792	47,649
Catalent, Inc. (a)	791	19,198
DepoMed, Inc. (a)	1,482	22,645
Flamel Technologies SA sponsored ADR (a)	2,423	21,153
GW Pharmaceuticals PLC ADR (a)	1,694	69,623
Horizon Pharma PLC (a)	4,763	81,733
Impax Laboratories, Inc. (a)	353	11,540
Jazz Pharmaceuticals PLC (a)	680	82,674
Nektar Therapeutics (a)	1,671	18,665
Perrigo Co. PLC	118	14,898
Prestige Brands Holdings, Inc. (a)	407	19,902
Relypsa, Inc. (a)	406	5,384
Revance Therapeutics, Inc. (a)	719	12,716
Supernus Pharmaceuticals, Inc. (a)	1,374	17,230
TherapeuticsMD, Inc. (a)	4,525	27,648
		472,658

TOTAL HEALTH CARE		3,774,395

INDUSTRIALS - 13.8%
Aerospace & Defense - 1.6%
AeroVironment, Inc. (a)	530	13,186
BE Aerospace, Inc.	747	32,584
Curtiss-Wright Corp.	205	14,471
HEICO Corp. Class A	3,093	135,164
Hexcel Corp.	2,350	97,126
Huntington Ingalls Industries, Inc.	220	28,833
KEYW Holding Corp. (a)	2,525	15,731
Spirit AeroSystems Holdings, Inc. Class A (a)	735	33,810
Teledyne Technologies, Inc. (a)	397	33,816
Textron, Inc.	540	18,441
TransDigm Group, Inc. (a)	218	46,560
Triumph Group, Inc.	407	12,397
		482,119
Air Freight & Logistics - 0.2%
Forward Air Corp.	1,695	69,020
Airlines - 0.4%
Air Canada (a)	6,761	36,079
Allegiant Travel Co.	145	23,763
Hawaiian Holdings, Inc. (a)	170	7,313
JetBlue Airways Corp. (a)	1,855	40,810
Southwest Airlines Co.	205	8,600
		116,565
Building Products - 1.2%
A.O. Smith Corp.	1,004	70,662
Armstrong World Industries, Inc. (a)	1,045	42,354
Fortune Brands Home & Security, Inc.	1,240	62,273
Masonite International Corp. (a)	1,342	77,178
Owens Corning	2,110	90,561
Universal Forest Products, Inc.	265	20,331
		363,359
Commercial Services & Supplies - 1.9%
Casella Waste Systems, Inc. Class A (a)	12,661	75,080
Clean Harbors, Inc. (a)	2,392	101,899
Covanta Holding Corp.	1,350	18,806
Herman Miller, Inc.	555	14,480
Interface, Inc.	3,591	57,097
Knoll, Inc.	2,080	39,728
Pitney Bowes, Inc.	1,122	20,331
Ritchie Brothers Auctioneers, Inc.	3,886	92,914
Steelcase, Inc. Class A	3,464	43,265
The Brink's Co.	3,305	96,671
		560,271
Construction & Engineering - 0.5%
KBR, Inc.	9,110	125,991
Quanta Services, Inc. (a)	1,203	24,409
		150,400
Electrical Equipment - 1.1%
Acuity Brands, Inc.	290	60,735
Encore Wire Corp.	1,775	64,149
Generac Holdings, Inc. (a)	733	25,464
Hubbell, Inc. Class B	802	79,687
Regal Beloit Corp.	813	44,374
Rockwell Automation, Inc.	150	15,614
Sensata Technologies Holding BV (a)	1,246	42,501
		332,524
Industrial Conglomerates - 0.1%
Carlisle Companies, Inc.	371	33,449
Machinery - 3.4%
Allison Transmission Holdings, Inc.	9,952	235,663
CLARCOR, Inc.	493	23,733
Donaldson Co., Inc.	1,007	28,438
Harsco Corp.	1,290	4,889
IDEX Corp.	397	29,839
ITT Corp.	4,513	159,128
Kennametal, Inc.	1,290	25,968
Lincoln Electric Holdings, Inc.	570	31,105
Manitowoc Co., Inc.	2,576	40,830
Meritor, Inc. (a)	1,150	8,545
Middleby Corp. (a)	737	68,246
Nordson Corp.	246	17,631
Proto Labs, Inc. (a)	347	22,579
Stanley Black & Decker, Inc.	540	50,765
Tennant Co.	849	39,512
Terex Corp.	565	12,645
Twin Disc, Inc.	530	4,606
Valmont Industries, Inc.	105	11,870
WABCO Holdings, Inc. (a)	259	24,424
Wabtec Corp.	1,497	105,688
Woodward, Inc.	1,459	68,500
Xylem, Inc.	678	25,364
		1,039,968
Marine - 0.2%
Danaos Corp. (a)	850	3,766
Kirby Corp. (a)	1,132	64,083
		67,849
Professional Services - 1.1%
Advisory Board Co. (a)	465	13,713
CEB, Inc.	1,368	74,241
Equifax, Inc.	100	10,488
Huron Consulting Group, Inc. (a)	627	34,811
Korn/Ferry International	2,821	80,173
On Assignment, Inc. (a)	804	26,540
TransUnion Holding Co., Inc.	1,760	46,411
TriNet Group, Inc. (a)	1,418	18,562
TrueBlue, Inc. (a)	1,370	31,442
		336,381
Road & Rail - 1.1%
Avis Budget Group, Inc. (a)	550	14,102
Heartland Express, Inc.	3,209	59,046
Kansas City Southern	200	16,342
Knight Transportation, Inc.	3,792	91,880
Old Dominion Freight Lines, Inc. (a)	917	59,202
Roadrunner Transportation Systems, Inc. (a)	1,773	20,673
Ryder System, Inc.	300	17,016
Saia, Inc. (a)	779	20,449
Swift Transporation Co. (a)	1,056	17,994
		316,704
Trading Companies & Distributors - 1.0%
AerCap Holdings NV (a)	2,955	105,582
HD Supply Holdings, Inc. (a)	2,676	74,366
MSC Industrial Direct Co., Inc. Class A	1,243	86,488
Watsco, Inc.	231	29,464
WESCO International, Inc. (a)	416	18,325
		314,225

TOTAL INDUSTRIALS		4,182,834

INFORMATION TECHNOLOGY - 21.1%
Communications Equipment - 1.3%
Applied Optoelectronics, Inc. (a)	1,821	32,760
Arris International PLC (a)	2,125	50,766
Brocade Communications Systems, Inc.	3,280	32,570
Ciena Corp. (a)	5,066	103,853
Finisar Corp. (a)	740	10,789
Infinera Corp. (a)	2,751	43,163
Lumentum Holdings, Inc. (a)	1,270	30,518
NetScout Systems, Inc. (a)	790	16,329
ShoreTel, Inc. (a)	1,707	12,615
Sonus Networks, Inc. (a)	1,450	11,296
Viavi Solutions, Inc. (a)	7,260	47,408
		392,067
Electronic Equipment & Components - 4.2%
Belden, Inc.	528	28,919
CDW Corp.	3,562	140,984
Cognex Corp.	1,325	49,038
Coherent, Inc. (a)	410	34,686
Dolby Laboratories, Inc. Class A	320	12,640
FEI Co.	752	61,092
FLIR Systems, Inc.	2,739	84,799
II-VI, Inc. (a)	980	21,511
Ingram Micro, Inc. Class A	1,423	50,943
IPG Photonics Corp. (a)	828	68,277
Itron, Inc. (a)	540	21,514
Keysight Technologies, Inc. (a)	1,377	35,926
Littelfuse, Inc.	220	24,996
Maxwell Technologies, Inc. (a)	1,490	8,538
Mercury Systems, Inc. (a)	1,400	22,876
Methode Electronics, Inc. Class A	2,413	68,939
Orbotech Ltd. (a)	2,290	51,869
OSI Systems, Inc. (a)	416	25,114
Rogers Corp. (a)	365	19,498
ScanSource, Inc. (a)	1,414	52,869
SYNNEX Corp.	721	67,796
Tech Data Corp. (a)	1,255	88,365
Trimble Navigation Ltd. (a)	4,101	95,389
Universal Display Corp. (a)	1,301	62,162
VeriFone Systems, Inc. (a)	430	10,273
Zebra Technologies Corp. Class A (a)	958	59,185
		1,268,198
Internet Software & Services - 3.0%
Akamai Technologies, Inc. (a)	495	26,715
Alphabet, Inc. Class C	119	83,035
Apigee Corp.	901	5,271
Autobytel, Inc. (a)	527	10,118
Baidu.com, Inc. sponsored ADR (a)	28	4,856
Bankrate, Inc. (a)	1,190	9,115
Care.com, Inc. (a)	3,503	21,228
ChannelAdvisor Corp. (a)	2,608	27,723
Cimpress NV (a)	427	37,653
comScore, Inc. (a)	149	6,131
CoStar Group, Inc. (a)	314	55,597
Demandware, Inc. (a)	841	29,174
Facebook, Inc. Class A (a)	155	16,573
Five9, Inc. (a)	489	3,936
GoDaddy, Inc. (a)	2,254	70,663
j2 Global, Inc.	273	19,951
LogMeIn, Inc. (a)	2,230	113,507
Marketo, Inc. (a)	2,455	41,416
Match Group, Inc. (a)	2,683	29,218
Monster Worldwide, Inc. (a)	2,743	8,174
New Relic, Inc. (a)	645	17,170
Pandora Media, Inc. (a)	1,050	10,731
Rackspace Hosting, Inc. (a)	1,407	30,293
SciQuest, Inc. (a)	3,583	43,533
Shutterstock, Inc. (a)	723	25,233
SPS Commerce, Inc. (a)	480	21,466
Stamps.com, Inc. (a)	741	87,831
Twitter, Inc. (a)	683	12,376
Web.com Group, Inc. (a)	559	10,146
Wix.com Ltd. (a)	556	10,692
XO Group, Inc. (a)	1,283	18,321
		907,846
IT Services - 3.6%
Acxiom Corp. (a)	1,630	33,806
Alliance Data Systems Corp. (a)	104	21,854
Amdocs Ltd.	500	28,380
Black Knight Financial Services, Inc. Class A	2,291	67,149
Booz Allen Hamilton Holding Corp. Class A	936	25,834
Cognizant Technology Solutions Corp. Class A (a)	203	11,567
Convergys Corp.	410	10,570
CoreLogic, Inc. (a)	4,855	167,934
DST Systems, Inc.	200	20,916
EPAM Systems, Inc. (a)	526	35,968
Euronet Worldwide, Inc. (a)	3,346	219,297
ExlService Holdings, Inc. (a)	436	20,531
Fidelity National Information Services, Inc.	450	26,213
Gartner, Inc. Class A (a)	694	57,186
Genpact Ltd. (a)	3,030	80,083
Global Payments, Inc.	1,490	90,816
Lionbridge Technologies, Inc. (a)	5,403	23,827
MoneyGram International, Inc. (a)	1,340	7,209
Neustar, Inc. Class A (a)	970	24,124
Total System Services, Inc.	905	39,440
Vantiv, Inc. (a)	890	46,316
Virtusa Corp. (a)	681	24,107
		1,083,127
Semiconductors & Semiconductor Equipment - 3.3%
Atmel Corp.	2,914	23,545
Cavium, Inc. (a)	1,806	107,439
Ceva, Inc. (a)	450	8,825
Cypress Semiconductor Corp.	1,375	10,973
First Solar, Inc. (a)	400	28,748
FormFactor, Inc. (a)	1,600	12,160
Inphi Corp. (a)	558	14,117
Integrated Device Technology, Inc. (a)	1,975	38,355
Lam Research Corp.	1,005	73,667
M/A-COM Technology Solutions Holdings, Inc. (a)	963	36,498
Maxim Integrated Products, Inc.	918	31,083
Mellanox Technologies Ltd. (a)	3,338	169,604
Microsemi Corp. (a)	782	27,081
MKS Instruments, Inc.	620	20,398
Monolithic Power Systems, Inc.	1,780	105,127
Power Integrations, Inc.	442	20,257
Rambus, Inc. (a)	2,600	33,878
Rudolph Technologies, Inc. (a)	500	6,480
Silicon Laboratories, Inc. (a)	442	18,233
Skyworks Solutions, Inc.	925	61,466
Teradyne, Inc.	1,290	24,613
Ultratech, Inc. (a)	1,490	30,217
United Microelectronics Corp. sponsored ADR	21,787	45,099
Veeco Instruments, Inc. (a)	3,051	56,596
		1,004,459
Software - 5.3%
Adobe Systems, Inc. (a)	118	10,048
ANSYS, Inc. (a)	80	6,642
Aspen Technology, Inc. (a)	1,438	47,411
Autodesk, Inc. (a)	535	27,681
Barracuda Networks, Inc. (a)	1,948	25,051
Bottomline Technologies, Inc. (a)	978	27,589
BroadSoft, Inc. (a)	660	24,347
CA Technologies, Inc.	455	13,327
Cadence Design Systems, Inc. (a)	5,212	112,319
Callidus Software, Inc. (a)	5,161	70,861
Check Point Software Technologies Ltd. (a)	127	10,550
CommVault Systems, Inc. (a)	1,775	66,509
Covisint Corp. (a)	6,889	13,434
Descartes Systems Group, Inc. (a)	936	15,987
Descartes Systems Group, Inc. (a)	146	2,500
Electronic Arts, Inc. (a)	663	42,591
EPIQ Systems, Inc.	408	5,581
Fair Isaac Corp.	256	25,477
Fleetmatics Group PLC (a)	1,979	71,462
Gigamon, Inc. (a)	250	6,843
Guidance Software, Inc. (a)	799	4,275
Guidewire Software, Inc. (a)	484	23,827
HubSpot, Inc. (a)	252	10,498
Interactive Intelligence Group, Inc. (a)	778	23,286
Manhattan Associates, Inc. (a)	930	51,392
Mentor Graphics Corp.	1,912	36,519
MicroStrategy, Inc. Class A (a)	156	25,099
Model N, Inc. (a)	2,124	21,920
Nuance Communications, Inc. (a)	4,495	87,697
Paycom Software, Inc. (a)	1,440	45,907
Progress Software Corp. (a)	325	8,197
Proofpoint, Inc. (a)	400	18,736
PROS Holdings, Inc. (a)	328	3,605
QAD, Inc. Class A	283	5,538
Qlik Technologies, Inc. (a)	774	17,972
Qualys, Inc. (a)	2,319	57,905
RealPage, Inc. (a)	745	14,937
RingCentral, Inc. (a)	1,802	33,337
Rovi Corp. (a)	1,630	37,131
SeaChange International, Inc. (a)	1,680	9,694
Silver Spring Networks, Inc. (a)	1,300	16,250
Solera Holdings, Inc.	1,314	73,190
SS&C Technologies Holdings, Inc.	627	36,548
Synchronoss Technologies, Inc. (a)	982	27,506
Synopsys, Inc. (a)	532	23,807
Take-Two Interactive Software, Inc. (a)	1,552	55,856
Tangoe, Inc. (a)	1,014	8,203
Ultimate Software Group, Inc. (a)	600	103,056
Verint Systems, Inc. (a)	1,839	65,340
Xura, Inc. (a)	1,275	25,028
Zendesk, Inc. (a)	750	13,725
		1,612,191
Technology Hardware, Storage & Peripherals - 0.4%
Cray, Inc. (a)	571	24,216
Electronics for Imaging, Inc. (a)	1,147	45,433
NCR Corp. (a)	112	2,616
Quantum Corp. (a)	4,550	2,321
Stratasys Ltd. (a)	1,312	24,731
Super Micro Computer, Inc. (a)	463	15,034
		114,351

TOTAL INFORMATION TECHNOLOGY		6,382,239

MATERIALS - 4.9%
Chemicals - 2.2%
Albemarle Corp. U.S.	2,595	145,891
Ashland, Inc.	271	25,824
Axalta Coating Systems (a)	1,260	32,710
Celanese Corp. Class A	1,430	86,286
Chemtura Corp. (a)	1,229	31,008
FMC Corp.	488	18,368
H.B. Fuller Co.	2,917	112,275
Methanex Corp.	2,934	92,812
PolyOne Corp.	717	19,294
The Mosaic Co.	2,414	64,333
The Scotts Miracle-Gro Co. Class A	465	32,094
		660,895
Construction Materials - 0.6%
Eagle Materials, Inc.	2,090	126,278
Headwaters, Inc. (a)	1,810	31,892
Martin Marietta Materials, Inc.	178	25,386
		183,556
Containers & Packaging - 1.4%
Avery Dennison Corp.	510	33,211
Berry Plastics Group, Inc. (a)	5,461	170,001
Crown Holdings, Inc. (a)	670	31,390
Graphic Packaging Holding Co.	6,180	76,199
WestRock Co.	3,176	107,254
		418,055
Metals & Mining - 0.7%
Cliffs Natural Resources, Inc. (a)	1,950	4,212
New Gold, Inc. (a)	19,104	64,668
Newmont Mining Corp.	23	594
Nucor Corp.	2,125	83,598
Yamana Gold, Inc.	20,465	57,931
		211,003
Paper & Forest Products - 0.0%
Mercer International, Inc. (SBI)	1,450	13,195

TOTAL MATERIALS		1,486,704

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
8x8, Inc. (a)	6,583	76,560
inContact, Inc. (a)	13,373	123,968
Level 3 Communications, Inc. (a)	3,245	157,545
SBA Communications Corp. Class A (a)	383	36,343
Vonage Holdings Corp. (a)	3,210	17,238
		411,654
Wireless Telecommunication Services - 0.0%
Telephone & Data Systems, Inc.	300	8,016
U.S. Cellular Corp. (a)	210	8,694
		16,710

TOTAL TELECOMMUNICATION SERVICES		428,364

UTILITIES - 1.4%
Electric Utilities - 0.3%
Allete, Inc.	320	16,966
Great Plains Energy, Inc.	1,253	36,763
ITC Holdings Corp.	351	14,261
Westar Energy, Inc.	568	24,685
		92,675
Independent Power and Renewable Electricity Producers - 0.2%
Atlantic Power Corp.	3,650	6,259
Calpine Corp. (a)	1,057	13,276
Dynegy, Inc. (a)	1,050	10,584
NRG Energy, Inc.	1,443	15,556
Ormat Technologies, Inc.	440	16,790
		62,465
Multi-Utilities - 0.9%
Ameren Corp.	2,125	99,769
Avangrid, Inc.	484	18,774
Black Hills Corp.	1,205	67,492
DTE Energy Co.	1,145	96,317
		282,352

TOTAL UTILITIES		437,492

TOTAL COMMON STOCKS
(Cost $27,203,046)		27,862,485

Equity Funds - 1.0%
Sector Funds - 1.0%
PowerShares S&P SmallCap Financials Portfolio ETF
(Cost $274,502)	7,690	292,430
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.31% 4/28/16 (b)
(Cost $79,960)	$80,000	79,965
	Shares

Money Market Funds - 6.8%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (c)
(Cost $2,048,348)	2,048,348	2,048,348
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $29,605,856)		30,283,228
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,280)
NET ASSETS - 100%		$30,281,948

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
5 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2016	$666,350	$(14,684)
6 ICE Russell 2000 Index Contracts (United States)	March 2016	619,020	(51,743)
TOTAL FUTURES CONTRACTS			$(66,427)

The face value of futures purchased as a percentage of Net Assets is 4.2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $79,965.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$4,656,464	$4,656,464	$--	$--
Consumer Staples	564,643	564,643	--	--
Energy	687,532	687,532	--	--
Financials	5,261,818	5,261,818	--	--
Health Care	3,774,395	3,772,668	--	1,727
Industrials	4,182,834	4,182,834	--	--
Information Technology	6,382,239	6,382,239	--	--
Materials	1,486,704	1,486,704	--	--
Telecommunication Services	428,364	428,364	--	--
Utilities	437,492	437,492	--	--
Equity Funds	292,430	292,430	--	--
Other Short-Term Investments	79,965	--	79,965	--
Money Market Funds	2,048,348	2,048,348	--	--
Total Investments in Securities:	$30,283,228	$30,201,536	$79,965	$1,727
Derivative Instruments:
Liabilities
Futures Contracts	$(66,427)	$(66,427)	$--	$--
Total Liabilities	$(66,427)	$(66,427)	$--	$--
Total Derivative Instruments:	$(66,427)	$(66,427)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(66,427)
Total Equity Risk	0	(66,427)
Total Value of Derivatives	$0	$(66,427)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $29,605,856)		$30,283,228
Receivable for investments sold		271,786
Receivable for fund shares sold		4,354
Dividends receivable		20,094
Interest receivable		167
Prepaid expenses		17
Receivable from investment adviser for expense reductions		5,711
Other receivables		310
Total assets		30,585,667
Liabilities
Payable for investments purchased	$225,541
Accrued management fee	19,103
Distribution and service plan fees payable	19
Payable for daily variation margin for derivative instruments	4,830
Audit fee payable	38,763
Other affiliated payables	3,289
Other payables and accrued expenses	12,174
Total liabilities		303,719
Net Assets		$30,281,948
Net Assets consist of:
Paid in capital		$30,001,471
Accumulated net investment loss		(6,235)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(324,233)
Net unrealized appreciation (depreciation) on investments		610,945
Net Assets		$30,281,948
Small-Mid Cap Multi-Manager:
Net Asset Value, offering price and redemption price per share ($28,620,933 ÷ 3,143,776 shares)		$9.10
Class F:
Net Asset Value, offering price and redemption price per share ($1,467,518 ÷ 160,672 shares)		$9.13
Class L:
Net Asset Value, offering price and redemption price per share ($97,023 ÷ 10,668 shares)		$9.09
Class N:
Net Asset Value, offering price and redemption price per share ($96,474 ÷ 10,636 shares)		$9.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$330,226
Interest		334
Total income		330,560
Expenses
Management fee	$264,056
Transfer agent fees	31,355
Distribution and service plan fees	271
Accounting fees and expenses	13,071
Custodian fees and expenses	57,853
Independent trustees' compensation	373
Registration fees	40,810
Audit	62,921
Legal	1,001
Miscellaneous	403
Total expenses before reductions	472,114
Expense reductions	(83,686)	388,428
Net investment income (loss)		(57,868)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,466,065
Foreign currency transactions	2,925
Futures contracts	(30,053)
Total net realized gain (loss)		1,438,937
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,242,817)
Assets and liabilities in foreign currencies	3
Futures contracts	(124,785)
Total change in net unrealized appreciation (depreciation)		(6,367,599)
Net gain (loss)		(4,928,662)
Net increase (decrease) in net assets resulting from operations		$(4,986,530)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(57,868)	$(117,041)
Net realized gain (loss)	1,438,937	6,710,123
Change in net unrealized appreciation (depreciation)	(6,367,599)	(4,244,918)
Net increase (decrease) in net assets resulting from operations	(4,986,530)	2,348,164
Distributions to shareholders from net realized gain	(2,307,894)	(7,543,706)
Share transactions - net increase (decrease)	3,132,287	(18,356,959)
Redemption fees	218	418
Total increase (decrease) in net assets	(4,161,919)	(23,552,083)
Net Assets
Beginning of period	34,443,867	57,995,950
End of period (including accumulated net investment loss of $6,235 and accumulated net investment loss of $200, respectively)	$30,281,948	$34,443,867

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund

Years ended February 28,	2016 A	2015	2014	2013	2012 B
Selected Per–Share Data
Net asset value, beginning of period	$11.40	$13.46	$12.25	$11.24	$10.00
Income from Investment Operations
Net investment income (loss)C	(.02)	(.04)	(.03)	.04	–D
Net realized and unrealized gain (loss)	(1.54)	.70	3.24	1.30	1.25
Total from investment operations	(1.56)	.66	3.21	1.34	1.25
Distributions from net investment income	–	–	–	(.04)E	–
Distributions from net realized gain	(.74)	(2.72)	(2.00)	(.30)E	(.01)E
Total distributions	(.74)	(2.72)	(2.00)	(.33)F	(.01)
Redemption fees added to paid in capitalC	–D	–D	–D	–D	–
Net asset value, end of period	$9.10	$11.40	$13.46	$12.25	$11.24
Total ReturnG,H	(14.27)%	5.88%	27.21%	12.26%	12.46%
Ratios to Average Net AssetsI
Expenses before reductions	1.41%	1.34%	1.25%	1.16%	1.58%J
Expenses net of fee waivers, if any	1.16%	1.16%	1.16%	1.16%	1.16%J
Expenses net of all reductions	1.16%	1.16%	1.16%	1.16%	1.16%J
Net investment income (loss)	(.18)%	(.29)%	(.19)%	.35%	(.19)%J
Supplemental Data
Net assets, end of period (000 omitted)	$28,621	$32,904	$57,019	$44,361	$39,375
Portfolio turnover rateK	89%	85%	117%	66%	11%L

 A For the year ended February 29.

 B For the period December 20, 2011 (commencement of operations) to February 29, 2012.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$11.42	$13.47	$12.25	$11.49
Income from Investment Operations
Net investment income (loss)C	(.01)	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	(1.54)	.69	3.24	.91
Total from investment operations	(1.55)	.67	3.23	.92
Distributions from net investment income	–	–	–	(.04)D
Distributions from net realized gain	(.74)	(2.72)	(2.01)	(.12)D
Total distributions	(.74)	(2.72)	(2.01)	(.16)
Redemption fees added to paid in capitalC,E	–	–	–	–
Net asset value, end of period	$9.13	$11.42	$13.47	$12.25
Total ReturnF,G	(14.16)%	5.95%	27.40%	8.11%
Ratios to Average Net AssetsH
Expenses before reductions	1.31%	1.29%	1.24%	1.11%I
Expenses net of fee waivers, if any	1.06%	1.06%	1.06%	1.06%I
Expenses net of all reductions	1.06%	1.06%	1.05%	1.06%I
Net investment income (loss)	(.08)%	(.19)%	(.09)%	.38%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,468	$1,314	$763	$186
Portfolio turnover rateJ	89%	85%	117%	66%

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$11.39	$13.45	$14.28
Income from Investment Operations
Net investment income (loss)C	(.02)	(.04)	(.01)
Net realized and unrealized gain (loss)	(1.54)	.70	.93
Total from investment operations	(1.56)	.66	.92
Distributions from net realized gain	(.74)	(2.72)	(1.75)
Total distributions	(.74)	(2.72)	(1.75)
Redemption fees added to paid in capitalC,D	–	–	–
Net asset value, end of period	$9.09	$11.39	$13.45
Total ReturnE,F	(14.29)%	5.89%	6.84%
Ratios to Average Net AssetsG
Expenses before reductions	1.40%	1.37%	1.54%H
Expenses net of fee waivers, if any	1.16%	1.16%	1.16%H
Expenses net of all reductions	1.16%	1.16%	1.16%H
Net investment income (loss)	(.18)%	(.29)%	(.17)%H
Supplemental Data
Net assets, end of period (000 omitted)	$97	$113	$107
Portfolio turnover rateI	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$11.38	$13.44	$14.28
Income from Investment Operations
Net investment income (loss)C	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss)	(1.52)	.70	.92
Total from investment operations	(1.57)	.63	.90
Distributions from net realized gain	(.74)	(2.69)	(1.74)
Total distributions	(.74)	(2.69)	(1.74)
Redemption fees added to paid in capitalC,D	–	–	–
Net asset value, end of period	$9.07	$11.38	$13.44
Total ReturnE,F	(14.42)%	5.62%	6.73%
Ratios to Average Net AssetsG
Expenses before reductions	1.65%	1.62%	1.81%H
Expenses net of fee waivers, if any	1.41%	1.41%	1.41%H
Expenses net of all reductions	1.41%	1.41%	1.41%H
Net investment income (loss)	(.43)%	(.54)%	(.42)%H
Supplemental Data
Net assets, end of period (000 omitted)	$96	$113	$107
Portfolio turnover rateI	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Small-Mid Cap Multi-Manager Fund, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,402,479
Gross unrealized depreciation	(3,028,617)
Net unrealized appreciation (depreciation) on securities	$373,862
Tax Cost	$29,909,366

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$373,862

The Fund intends to elect to defer to its next fiscal year $87,144 of capital losses recognized during the period November 1, 2015 to February 29, 2016. The Fund intends to elect to defer to its next fiscal year $5,937 of ordinary losses recognized during the period January 1, 2016 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$57,528	$ 1,356,523
Long-term Capital Gains	2,250,366	6,187,183
Total	$2,307,894	$ 7,543,706

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(30,053) and a change in net unrealized appreciation (depreciation) of $(124,785) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $28,266,691 and $28,247,857, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc., Arrowpoint Asset Management, LLC, Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Investment Advisers LLC (NBIA) (formerly Neuberger Berman Management, LLC), Portolan Capital Management, LLC, RS Investment Management Co. LLC, Systematic Financial Management, L.P. and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

AllianceBernstein, L.P. (AB) and FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2016, the Board of Trustees approved the appointment of J.P. Morgan Investment Management, Inc. (J.P. Morgan) as an additional sub-adviser for the Fund. Subsequent to period end, J.P. Morgan was allocated a portion of the Fund's assets. In addition, subsequent to period end, the following sub-advisers no longer manage a portion of the Fund's assets: Advisory Research, Inc., Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Investment Advisers LLC (NBIA) and RS Investment Management, LLC.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$271	$271

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$31,154.10
Class L	101.09
Class N	100.09
	$31,355

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviseror Sub-adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $141 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $49 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the Fund's management fee by $3,360.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	$75,334
Class F	1.06%	3,526
Class L	1.16%	250
Class N	1.41%	251

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $42 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Small-Mid Cap Multi-Manager	$919
Class L	2
Class N	2
$923

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended	February 29, 2016	February 28, 2015
From net realized gain
Small-Mid Cap Multi-Manager	$2,192,558	$7,265,773
Class F	100,434	233,738
Class L	7,482	22,236
Class N	7,420	21,959
Total	$2,307,894	$7,543,706

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended	February 29, 2016	February 28, 2015	February 29, 2016	February 28, 2015
Small-Mid Cap Multi-Manager
Shares sold	68,234	113,122	$721,553	$1,444,927
Reinvestment of distributions	215,320	642,246	2,192,558	7,265,773
Shares redeemed	(26,828)	(2,104,296)	(271,699)	(27,818,119)
Net increase (decrease)	256,726	(1,348,928)	$2,642,412	$(19,107,419)
Class F
Shares sold	64,042	45,500	$679,517	$572,509
Reinvestment of distributions	9,889	20,962	100,434	233,738
Shares redeemed	(28,287)	(8,120)	(304,978)	(99,982)
Net increase (decrease)	45,644	58,342	$474,973	$706,265
Class L
Reinvestment of distributions	735	1,989	7,482	22,236
Net increase (decrease)	735	1,989	$7,482	$22,236
Class N
Reinvestment of distributions	731	1,964	7,420	21,959
Net increase (decrease)	731	1,964	$7,420	$21,959

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Small-Mid Cap Multi-Manager	1.16%
Actual		$1,000.00	$898.90	$5.48
Hypothetical-C		$1,000.00	$1,019.10	$5.82
Class F	1.06%
Actual		$1,000.00	$899.20	$5.01
Hypothetical-C		$1,000.00	$1,019.59	$5.32
Class L	1.16%
Actual		$1,000.00	$898.80	$5.48
Hypothetical-C		$1,000.00	$1,019.10	$5.82
Class N	1.41%
Actual		$1,000.00	$897.70	$6.65
Hypothetical-C		$1,000.00	$1,017.85	$7.07

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2016, $1,617,841, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 46% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class F designates 43% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Fisher Investments, Inc. (Fisher Investments), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investments Management Co. LLC (RS Investments), Systematic Financial Management, L.P. (Systematic), and The Boston Company Asset Management, LLC (Boston Company) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, at its December 2015 meeting, the Board prospectively approved an amended sub-advisory agreement with Neuberger Berman to take effect upon the consummation of an internal reorganization that will result in Neuberger Berman Investment Advisers LLC (NBIA), an affiliate of Neuberger Berman, providing services to the fund. The Board noted that the reorganization would not result in any changes to the personnel that currently provide services to the fund or the nature, extent and quality of the services provided. In addition, the Board noted that the amendment would not result in any changes to the terms of the sub-advisory agreement. In reaching its determination to renew the fund's Advisory Contracts and approve an amended sub-advisory agreement with NBIA, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve an amended sub-advisory agreement with NBIA, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with NBIA is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve an amended sub-advisory agreement with NBIA was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Fisher Investments, Invesco, Kennedy Capital, Neuberger Berman, Pyramis, RS Investments, Systematic, and Boston Company(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2014, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class was in the third quartile for the one- and three-year periods ended December 31, 2014. The Board also noted that the retail class had under-performed 56% and 59% of its peers for the one- and three-year periods, respectively, ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.16%, 1.16%, and 1.41%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of Class F were below, and the total expenses of each of the retail class, Class L, and Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for the retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 16, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with AllianceBernstein L.P. (AB) (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser on behalf of other funds overseen by the Board and that although the fund will not utilize the same investment personnel, the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the information regarding the New Sub-Adviser provided in connection with its renewal of the existing sub-advisory agreements with the New Sub-Adviser at its September 2015 Board meeting.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2016. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving the Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On December 2, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Arrowpoint Asset Management, LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2016. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving the Sub-Advisory Agreement and that the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund's advisory contracts at the September 2015 meeting.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

AMM-F-ANN-0416
1.951525.103

Strategic Advisers® Income Opportunities Fund of Funds Class F Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Class F	(7.83)%	3.46%

 A From June 19, 2012

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds - Class F on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$11,339	Strategic Advisers® Income Opportunities Fund of Funds - Class F
$11,321	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds declined for the year ending February 29, 2016, as macro concerns and heightened volatility overshadowed strong fundamentals in many high-yield industries. The BofA Merrill Lynch℠ US High Yield Constrained Index returned -8.51% the past year, sliding in early 2016 after its first calendar-year negative result since 2008. Still, the broader backdrop was largely supportive, spurred by an improving economy, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industry groups, led by healthcare, showed relative strength. The energy-heavy high-yield index began the period on an uptrend, as oil prices rebounded in the spring. However, increased volatility among U.S. Treasuries, commodities and stocks resulted in a sharp, four-month decline beginning in June. August and September saw a particularly steep sell-off, as oil prices fell below $40 per barrel. High-yield then bounced back alongside equities in October, as demand for risk assets improved and credit spreads tightened, only to retreat into early February as oil prices fell to a level not seen since 2004. Lower-quality bonds were the worst performers by a wide margin, hampered by rising default expectations.

Comments from Portfolio Manager Gregory Pappas:  For the year, the fund's share classes posted negative returns but outpaced the benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. A common theme among the fund's top-contributing managers was solid security selection within their core high-yield-bond portfolios. Janus High Yield Fund, Eaton Vance Income Fund of Boston and Fidelity® Capital & Income Fund all did a nice job of picking good-performing bonds and avoiding many of the worst-performing names in energy and other commodity-related groups. Janus and Eaton Vance also benefited from holdings of investment-grade corporate bonds, bank debt and cash. T. Rowe Price High-Yield Fund was another top contributor, bolstered by its holdings of non-U.S. high-yield bonds. On the downside, the biggest detractor by far was Third Avenue Focused Credit Fund, as this manager's performance was severely hampered by significant exposure to lower-quality and distressed debt. I had already liquidated the fund's allocation when Third Avenue management closed the fund to shareholder redemptions on December 9, 2015. Elsewhere, Hotchkis & Wiley High Yield Fund modestly detracted due to a slight overweighting in energy and a bias toward smaller-cap high-yield issuers. During the period, I eliminated several mutual funds and reduced the number of managers in the portfolio to five.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund I Class	24.4	18.1
MainStay High Yield Corporate Bond Fund Class I	19.9	5.1
BlackRock High Yield Bond Fund Institutional Class	19.9	10.8
Hotchkis & Wiley High Yield Fund Class I	19.8	11.3
Fidelity Capital & Income Fund	16.3	16.2
	100.3

Asset Allocation (% of fund's net assets)

As of February 29, 2016
High Yield Fixed-Income Funds	100.3%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.3)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

As of August 31, 2015
High Yield Fixed-Income Funds	100.1%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Fixed-Income Funds - 100.3%
	Shares	Value
High Yield Fixed-Income Funds - 100.3%
BlackRock High Yield Bond Fund Institutional Class	183,940	$1,287,580
Fidelity Capital & Income Fund (a)	119,752	1,053,814
Hotchkis & Wiley High Yield Fund Class I	120,335	1,281,572
MainStay High Yield Corporate Bond Fund Class I	249,043	1,290,042
T. Rowe Price High Yield Fund I Class	261,144	1,577,309

TOTAL HIGH YIELD FIXED-INCOME FUNDS		6,490,317

TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $7,123,882)		6,490,317
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(16,722)
NET ASSETS - 100%		$6,473,595

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Class I	$568,964	$23,754	$512,662	$25,565	$--
Fidelity Advisor High Income Fund Class I	123,229	--	110,947	5,409	--
Fidelity Capital & Income Fund	1,188,245	58,072	50,340	41,118	1,053,814
Fidelity High Income Fund	606,539	27,947	548,492	29,936	--
Total	$2,486,977	$109,773	$1,222,441	$102,028	$1,053,814

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,958,650)	$5,436,503
Affiliated issuers (cost $1,165,232)	1,053,814
Total Investments (cost $7,123,882)		$6,490,317
Receivable for investments sold		92,870
Receivable for fund shares sold		18,350
Dividends receivable		15,204
Prepaid expenses		4
Receivable from investment adviser for expense reductions		3,633
Other receivables		47
Total assets		6,620,425
Liabilities
Payable for investments purchased	$13,061
Payable for fund shares redeemed	111,220
Distribution and service plan fees payable	20
Audit fee payable	20,924
Other affiliated payables	68
Other payables and accrued expenses	1,537
Total liabilities		146,830
Net Assets		$6,473,595
Net Assets consist of:
Paid in capital		$7,682,591
Undistributed net investment income		5,894
Accumulated undistributed net realized gain (loss) on investments		(581,325)
Net unrealized appreciation (depreciation) on investments		(633,565)
Net Assets		$6,473,595
Income Opportunities:
Net Asset Value, offering price and redemption price per share ($5,632,306 ÷ 627,049 shares)		$8.98
Class F:
Net Asset Value, offering price and redemption price per share ($645,560 ÷ 71,881 shares)		$8.98
Class L:
Net Asset Value, offering price and redemption price per share ($98,147 ÷ 10,928 shares)		$8.98
Class N:
Net Asset Value, offering price and redemption price per share ($97,582 ÷ 10,865 shares)		$8.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$314,377
Affiliated issuers		102,028
Total income		416,405
Expenses
Management fee	$21,406
Transfer agent fees	233
Distribution and service plan fees	258
Accounting fees and expenses	891
Custodian fees and expenses	9,979
Independent trustees' compensation	81
Registration fees	39,087
Audit	35,393
Legal	53
Miscellaneous	58
Total expenses before reductions	107,439
Expense reductions	(100,033)	7,406
Net investment income (loss)		408,999
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(384,623)
Affiliated issuers	(187,220)
Realized gain distributions from underlying funds:
Unaffiliated issuers	11,806
Affiliated issuers	6,984
Total net realized gain (loss)		(553,053)
Change in net unrealized appreciation (depreciation) on investment securities		(432,818)
Net gain (loss)		(985,871)
Net increase (decrease) in net assets resulting from operations		$(576,872)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$408,999	$397,032
Net realized gain (loss)	(553,053)	76,292
Change in net unrealized appreciation (depreciation)	(432,818)	(353,036)
Net increase (decrease) in net assets resulting from operations	(576,872)	120,288
Distributions to shareholders from net investment income	(402,806)	(397,555)
Distributions to shareholders from net realized gain	(75,901)	(53,145)
Total distributions	(478,707)	(450,700)
Share transactions - net increase (decrease)	108,912	1,545,269
Redemption fees	(1,678)	1,359
Total increase (decrease) in net assets	(948,345)	1,216,216
Net Assets
Beginning of period	7,421,940	6,205,724
End of period (including undistributed net investment income of $5,894 and undistributed net investment income of $3,470, respectively)	$6,473,595	$7,421,940

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.42	$10.88	$10.60	$10.00
Income from Investment Operations
Net investment income (loss)C	.562	.585	.616	.436
Net realized and unrealized gain (loss)	(1.339)	(.382)	.296	.615
Total from investment operations	(.777)	.203	.912	1.051
Distributions from net investment income	(.553)	(.586)	(.610)	(.431)
Distributions from net realized gain	(.108)	(.079)	(.031)	(.020)
Total distributions	(.661)	(.665)	(.641)	(.451)
Redemption fees added to paid in capitalC	(.002)	.002	.009	–D
Net asset value, end of period	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	(7.83)%	1.95%	9.02%	10.69%
Ratios to Average Net AssetsG
Expenses before reductions	1.50%	1.53%	4.32%	10.12%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.73%	5.50%	5.83%	6.03%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,632	$6,515	$5,358	$1,042
Portfolio turnover rateI	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.42	$10.88	$10.60	$10.52
Income from Investment Operations
Net investment income (loss)C	.561	.586	.617	.125
Net realized and unrealized gain (loss)	(1.338)	(.383)	.295	.096
Total from investment operations	(.777)	.203	.912	.221
Distributions from net investment income	(.553)	(.586)	(.610)	(.121)
Distributions from net realized gain	(.108)	(.079)	(.031)	(.020)
Total distributions	(.661)	(.665)	(.641)	(.141)
Redemption fees added to paid in capitalC	(.002)	.002	.009	–D
Net asset value, end of period	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	(7.83)%	1.95%	9.02%	2.11%
Ratios to Average Net AssetsG
Expenses before reductions	1.49%	1.53%	4.16%	7.40%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.73%	5.50%	5.83%	5.99%H
Supplemental Data
Net assets, end of period (000 omitted)	$646	$694	$639	$184
Portfolio turnover rateI	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.561	.585	.186
Net realized and unrealized gain (loss)	(1.328)	(.392)	.278
Total from investment operations	(.767)	.193	.464
Distributions from net investment income	(.553)	(.586)	(.180)
Distributions from net realized gain	(.108)	(.079)	(.027)
Total distributions	(.661)	(.665)	(.207)
Redemption fees added to paid in capitalC	(.002)	.002	.003
Net asset value, end of period	$8.98	$10.41	$10.88
Total ReturnD,E	(7.74)%	1.85%	4.44%
Ratios to Average Net AssetsF
Expenses before reductions	1.50%	1.54%	3.35%G
Expenses net of fee waivers, if any	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%G
Net investment income (loss)	5.73%	5.50%	5.83%G
Supplemental Data
Net assets, end of period (000 omitted)	$98	$106	$104
Portfolio turnover rateH	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.537	.559	.178
Net realized and unrealized gain (loss)	(1.329)	(.392)	.279
Total from investment operations	(.792)	.167	.457
Distributions from net investment income	(.528)	(.560)	(.173)
Distributions from net realized gain	(.108)	(.079)	(.027)
Total distributions	(.636)	(.639)	(.200)
Redemption fees added to paid in capitalC	(.002)	.002	.003
Net asset value, end of period	$8.98	$10.41	$10.88
Total ReturnD,E	(7.97)%	1.60%	4.37%
Ratios to Average Net AssetsF
Expenses before reductions	1.75%	1.78%	3.61%G
Expenses net of fee waivers, if any	.35%	.35%	.35%G
Expenses net of all reductions	.35%	.35%	.35%G
Net investment income (loss)	5.48%	5.25%	5.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$98	$106	$104
Portfolio turnover rateH	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,825
Gross unrealized depreciation	(684,031)
Net unrealized appreciation (depreciation) on securities	$(678,206)
Tax Cost	$7,168,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,938
Capital loss carryforward	$(536,684)
Net unrealized appreciation (depreciation) on securities and other investments	$(678,206)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(46,565)
Long-term	(490,119)
Total capital loss carryforward	$(536,684)

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$415,940	$ 422,004
Long-term Capital Gains	62,767	28,696
Total	$478,707	$ 450,700

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $4,667,523 and $4,614,217, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$258	$258

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Income Opportunities	$229	-
Class L	2	–
Class N	2	–
	$233

 (a) Amount represents less than .005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2017. During the period, this waiver reduced the Fund's management fee by $21,406.

The investment adviser has contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$69,055
Class F	.10%	7,298
Class L	.10%	1,141
Class N	.35%	1,133

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended February 29, 2016	Years ended February 28, 2015
From net investment income
Income Opportunities	$353,566	$348,958
Class F	37,846	37,279
Class L	5,840	5,797
Class N	5,554	5,521
Total	$402,806	$397,555
From net realized gain
Income Opportunities	$66,570	$46,594
Class F	7,104	4,997
Class L	1,116	778
Class N	1,111	776
Total	$75,901	$53,145

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Years ended February 29, 2016	Years ended February 28, 2015	Years ended February 29, 2016	Years ended February 28, 2015
Income Opportunities
Shares sold	234,908	451,656	$2,325,146	$4,840,883
Reinvestment of distributions	42,871	37,241	419,934	395,140
Shares redeemed	(276,197)	(355,829)	(2,700,765)	(3,788,639)
Net increase (decrease)	1,582	133,068	$44,315	$1,447,384
Class F
Shares sold	21,905	22,962	$216,299	$244,913
Reinvestment of distributions	4,596	3,982	44,950	42,276
Shares redeemed	(21,270)	(19,020)	(210,272)	(202,158)
Net increase (decrease)	5,231	7,924	$50,977	$85,031
Class L
Reinvestment of distributions	709	620	$6,955	$6,560
Net increase (decrease)	709	620	$6,955	$6,560
Class N
Reinvestment of distributions	680	593	$6,665	$6,294
Net increase (decrease)	680	593	$6,665	$6,294

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Income Opportunities	.10%
Actual		$1,000.00	$940.10	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class F	.10%
Actual		$1,000.00	$940.10	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class L	.10%
Actual		$1,000.00	$940.10	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class N	.35%
Actual		$1,000.00	$938.90	$1.69
Hypothetical-C		$1,000.00	$1,023.12	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class L was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class L had out-performed 63% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board noted Strategic Advisers' 0.30% management fee waiver through April 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses of each class rank above their competitive medians primarily due to acquired fund fees and expenses.

Fees Charged to Other Clients.  The Board also considered fee structures paid by Strategic Advisers' other clients, such as other funds advised or subadvised by Strategic Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2016 and the Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

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ODF-F-ANN-0416
1.951505.103

Strategic Advisers® Emerging Markets Fund of Funds Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Strategic Advisers® Emerging Markets Fund of Funds	(23.79)%	(5.66)%

 A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds, a class of the fund, on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$8,000	Strategic Advisers® Emerging Markets Fund of Funds
$8,016	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the year ending February 29, 2016, held back by a collapse in commodity prices that affected resources-related sectors and geographies in particular. The non-U.S. developed-markets MSCI EAFE Index returned -15.04% for the 12 months, hurt also by concerns about global economic growth. Stocks in developing markets fell further, with the MSCI Emerging Markets Index returning -23.13%. Commodity producers were pressured for much of the year, largely related to economic deceleration in China, the world's second-largest economy and a leading consumer of raw materials. Effects were exacerbated by U.S. dollar strength relative to global currencies, weighing on commodities priced in dollars and acutely affecting the equity returns of resources-related areas. Among regions within the MSCI EAFE Index, net energy consumer Japan (-10%) fared best; Asia Pacific ex Japan (-19%), worst. At the country level, only Denmark (+5%) and Israel (+3%) managed a gain, with several notching declines of greater than 20%. As for sectors, consumer staples (-2%) and telecommunication services (-6%) lost the least, whereas materials (-29%), financials (-22%) and energy (-21%) lost the most. Among emerging-markets countries, Hungary (+27%) proved the sole gainer. Meanwhile, Greece (-68%), Brazil (-40%), China (-29%) and India (-26%) headed the market's broad-based decline.

Comments from Portfolio Manager Wilfred Chilangwa:  For the year, the fund's share classes modestly trailed the benchmark MSCI Emerging Markets Index. Relative to the benchmark, performance was hampered by an increase in our exposure to China via two exchange-traded funds (ETFs), which was done to keep the fund's underweighting in the country from becoming too large. Acadian Emerging Markets Portfolio also detracted, as this manager's quantitatively driven value style was a headwind during a period when growth strategies generally outperformed. Causeway Emerging Markets Fund, a newly added manager during the period, stumbled with selections across several sectors in Brazil and India. On the plus side, Fidelity® Emerging Markets Fund was the top relative contributor. This manager's focus on what it considers "best of breed" growth stocks yielded solid picks in information technology and industrials, along with a beneficial overweighting in health care. T. Rowe Price Emerging Markets Stock Fund also contributed, led by favorable positioning in technology and consumer staples in China, Taiwan and Mexico. I increased the fund's exposure to all-cap managers by adding Brandes Emerging Markets Value Fund and Causeway Emerging Markets Fund. I eliminated Thornburg Developing World Fund due to a change in portfolio manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	11.5	13.0
T. Rowe Price Emerging Markets Stock Fund Class I	11.1	12.2
Aberdeen Emerging Markets Fund Institutional Class	10.7	12.9
Fidelity Emerging Markets Fund	10.5	10.0
Lazard Emerging Markets Equity Portfolio Institutional Class	9.5	11.9
Causeway Emerging Markets Fund - Investor Class	8.3	5.3
Oppenheimer Developing Markets Fund Class Y	6.7	6.2
Parametric Emerging Markets Fund Institutional Class	5.6	5.5
Brandes Emerging Markets Value Fund Class A	4.8	5.1
iShares MSCI China ETF	4.5	0.0
	83.2

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Diversified Emerging Markets Funds	91.5%
Other	8.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

As of August 31, 2015
Diversified Emerging Markets Funds	95.2%
Other	4.8%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments February 29, 2016

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Diversified Emerging Markets Funds - 91.5%
Aberdeen Emerging Markets Fund Institutional Class	98,729	$1,075,164
Acadian Emerging Markets Portfolio Institutional Class	83,707	1,154,317
Brandes Emerging Markets Value Fund Class A	77,845	484,973
Causeway Emerging Markets Fund - Investor Class	94,142	837,864
Fidelity Emerging Markets Fund (a)	52,366	1,054,660
GMO Emerging Markets Fund Class IV	41,973	316,896
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	22,817	326,974
iShares Core MSCI Emerging Markets ETF	11,910	440,432
Lazard Emerging Markets Equity Portfolio Institutional Class	74,496	955,037
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	13,397	215,826
Oppenheimer Developing Markets Fund Class Y	24,108	672,842
Parametric Emerging Markets Fund Institutional Class	50,842	566,376
T. Rowe Price Emerging Markets Stock Fund Class I	42,261	1,115,267
Wasatch Frontier Emerging Small Countries Fund	692	1,778

TOTAL DIVERSIFIED EMERGING MARKETS FUNDS		9,218,406

Other - 8.4%
iShares MSCI China ETF	11,835	453,872
iShares MSCI South Korea Index ETF	6,400	298,432
Matthews Pacific Tiger Fund Institutional Class	113	2,425
SPDR S&P China ETF	1,452	91,781

TOTAL OTHER		846,510

TOTAL EQUITY FUNDS
(Cost $12,726,662)		10,064,916

Money Market Funds - 0.3%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (b)
(Cost $26,591)	26,591	26,591
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $12,753,253)		10,091,507
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(19,461)
NET ASSETS - 100%		$10,072,046

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$1,317,796	$5,732	$--	$5,732	$1,054,660
Total	$1,317,796	$5,732	$--	$5,732	$1,054,660

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,537,455)	$9,036,847
Affiliated issuers (cost $1,215,798)	1,054,660
Total Investments (cost $12,753,253)		$10,091,507
Receivable for investments sold		33,016
Receivable for fund shares sold		7,253
Prepaid expenses		6
Receivable from investment adviser for expense reductions		3,475
Other receivables		126
Total assets		10,135,383
Liabilities
Payable for fund shares redeemed	40,268
Distribution and service plan fees payable	16
Audit fee payable	20,924
Other affiliated payables	270
Other payables and accrued expenses	1,859
Total liabilities		63,337
Net Assets		$10,072,046
Net Assets consist of:
Paid in capital		$13,494,863
Distributions in excess of net investment income		(15,267)
Accumulated undistributed net realized gain (loss) on investments		(745,804)
Net unrealized appreciation (depreciation) on investments		(2,661,746)
Net Assets		$10,072,046
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($8,484,571 ÷ 1,128,155 shares)		$7.52
Class F:
Net Asset Value, offering price and redemption price per share ($1,406,978 ÷ 187,090 shares)		$7.52
Class L:
Net Asset Value, offering price and redemption price per share ($103,027 ÷ 13,692 shares)		$7.52
Class N:
Net Asset Value, offering price and redemption price per share ($77,470 ÷ 10,300 shares)		$7.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$139,999
Affiliated issuers		5,732
Interest		4
Total income		145,735
Expenses
Management fee	$35,239
Transfer agent fees	2,465
Distribution and service plan fees	227
Accounting fees and expenses	1,466
Custodian fees and expenses	9,892
Independent trustees' compensation	131
Registration fees	39,575
Audit	38,562
Legal	299
Miscellaneous	205
Total expenses before reductions	128,061
Expense reductions	(116,829)	11,232
Net investment income (loss)		134,503
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(743,151)
Realized gain distributions from underlying funds:
Unaffiliated issuers	27,978
Total net realized gain (loss)		(715,173)
Change in net unrealized appreciation (depreciation) on investment securities		(2,592,155)
Net gain (loss)		(3,307,328)
Net increase (decrease) in net assets resulting from operations		$(3,172,825)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$134,503	$150,187
Net realized gain (loss)	(715,173)	43,324
Change in net unrealized appreciation (depreciation)	(2,592,155)	306,653
Net increase (decrease) in net assets resulting from operations	(3,172,825)	500,164
Distributions to shareholders from net investment income	(153,397)	(164,989)
Distributions to shareholders from net realized gain	(41,904)	(38,522)
Total distributions	(195,301)	(203,511)
Share transactions - net increase (decrease)	1,263,774	1,380,457
Redemption fees	5,629	82
Total increase (decrease) in net assets	(2,098,723)	1,677,192
Net Assets
Beginning of period	12,170,769	10,493,577
End of period (including distributions in excess of net investment income of $15,267 and distributions in excess of net investment income of $49, respectively)	$10,072,046	$12,170,769

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$9.75	$10.53	$10.00
Income from Investment Operations
Net investment income (loss)C	.10	.13	.13	.14
Net realized and unrealized gain (loss)	(2.47)	.34	(.78)	.53
Total from investment operations	(2.37)	.47	(.65)	.67
Distributions from net investment income	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	(.03)	(.04)	(.03)	–
Total distributions	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–
Net asset value, end of period	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	(23.79)%	4.86%	(6.18)%	6.71%
Ratios to Average Net AssetsI
Expenses before reductions	1.09%	1.07%	1.25%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.14%	1.29%	1.29%	1.71%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,485	$10,979	$9,832	$9,475
Portfolio turnover rateK	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$9.75	$10.53	$10.43
Income from Investment Operations
Net investment income (loss)C	.10	.13	.13	.10
Net realized and unrealized gain (loss)	(2.47)	.34	(.78)	.14
Total from investment operations	(2.37)	.47	(.65)	.24
Distributions from net investment income	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	(.03)	(.04)	(.03)	–
Total distributions	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–
Net asset value, end of period	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	(23.79)%	4.86%	(6.18)%	2.31%
Ratios to Average Net AssetsI
Expenses before reductions	1.04%	1.03%	1.43%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.15%	1.29%	1.29%	4.90%J
Supplemental Data
Net assets, end of period (000 omitted)	$1,407	$988	$466	$154
Portfolio turnover rateK	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class L

Years ended February 28,	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.10	.13	.11
Net realized and unrealized gain (loss)	(2.48)	.35	(.36)
Total from investment operations	(2.38)	.48	(.25)
Distributions from net investment income	(.12)	(.15)	(.11)
Distributions from net realized gain	(.03)	(.04)	(.02)
Total distributions	(.15)	(.18)D	(.13)
Redemption fees added to paid in capitalC,E	–	–	–
Net asset value, end of period	$7.52	$10.05	$9.75
Total ReturnF,G	(23.87)%	4.97%	(2.56)%
Ratios to Average Net AssetsH
Expenses before reductions	1.08%	1.07%	1.79%I
Expenses net of fee waivers, if any	.10%	.10%	.10%I
Expenses net of all reductions	.09%	.10%	.10%I
Net investment income (loss)	1.15%	1.29%	3.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$103	$102	$97
Portfolio turnover rateJ	61%	11%	10%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class N

Years ended February 28,	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.08	.11	.10
Net realized and unrealized gain (loss)	(2.48)	.34	(.36)
Total from investment operations	(2.40)	.45	(.26)
Distributions from net investment income	(.10)	(.12)	(.10)
Distributions from net realized gain	(.03)	(.04)	(.02)
Total distributions	(.13)	(.15)D	(.12)
Redemption fees added to paid in capitalC,E	–	–	–
Net asset value, end of period	$7.52	$10.05	$9.75
Total ReturnF,G	(24.04)%	4.69%	(2.59)%
Ratios to Average Net AssetsH
Expenses before reductions	1.33%	1.32%	2.05%I
Expenses net of fee waivers, if any	.35%	.35%	.35%I
Expenses net of all reductions	.34%	.35%	.35%I
Net investment income (loss)	.89%	1.04%	3.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$77	$102	$97
Portfolio turnover rateJ	61%	11%	10%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustee compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,915
Gross unrealized depreciation	(2,828,472)
Net unrealized appreciation (depreciation) on securities	$(2,823,557)
Tax Cost	$12,915,064

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(583,994)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,823,557)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(439,639)
Long-term	(144,355)
Total capital loss carryforward	$(583,994)

The Fund intends to elect to defer to its next fiscal year $15,180 of ordinary losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$153,397	$ 173,014
Long-term Capital Gains	41,904	30,497
Total	$195,301	$ 203,511

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $8,395,165 and $7,167,413, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, M&G Investments Management Limited, Somerset Capital Management LLP and FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$227	$ 227

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$2,419.02
Class L	33.03
Class N	13.01
	$2,465

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2017. During the period, this waiver reduced the Fund's management fee by $35,239.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$71,536
Class F	.10%	7,910
Class L	.10%	738
Class N	.35%	622

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $776 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Emerging Markets	$8

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	February 29, 2016	February 28, 2015
From net investment income
Emerging Markets	$131,277	$150,910
Class F	19,572	11,431
Class L	1,561	1,455
Class N	987	1,193
Total	$153,397	$164,989
From net realized gain
Emerging Markets	$37,618	$35,871
Class F	3,615	1,951
Class L	336	350
Class N	335	350
Total	$41,904	$38,522

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	February 29, 2016	February 28, 2015	February 29, 2016	February 28, 2015
Emerging Markets
Shares sold	216,254	166,658	$2,043,757	$1,723,851
Reinvestment of distributions	19,731	18,973	168,895	186,781
Shares redeemed	(200,793)	(101,526)	(1,770,355)	(1,053,925)
Net increase (decrease)	35,192	84,105	$442,297	$856,707
Class F
Shares sold	110,265	54,370	$975,103	$560,712
Reinvestment of distributions	2,749	1,363	23,187	13,382
Shares redeemed	(24,271)	(5,246)	(211,252)	(53,692)
Net increase (decrease)	88,743	50,487	$787,038	$520,402
Class L
Shares sold	3,291	–	$31,220	$–
Reinvestment of distributions	224	183	1,897	1,805
Net increase (decrease)	3,515	183	$33,117	$1,805
Class N
Reinvestment of distributions	153	157	1,322	1,543
Net increase (decrease)	153	157	$1,322	$1,543

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 75% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Emerging Markets	.10%
Actual		$1,000.00	$911.20	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class F	.10%
Actual		$1,000.00	$911.20	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class L	.10%
Actual		$1,000.00	$911.20	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class N	.35%
Actual		$1,000.00	$910.20	$1.66
Hypothetical-C		$1,000.00	$1,023.12	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Emerging Markets designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Emerging Markets designates 86% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Emerging Markets	12/30/15	$0.1347	$0.0261

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class F had out-performed 60% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2016 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

RMF-ANN-0416
1.938033.103

Strategic Advisers® Small-Mid Cap Multi-Manager Fund Class L and Class N Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Class L	(14.29)%	9.39%
Class N	(14.42)%	9.26%

 A From December 20, 2011

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Small-Mid Cap Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class L on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$14,576	Strategic Advisers® Small-Mid Cap Multi-Manager Fund - Class L
$15,695	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Barry Golden:  Reflecting the challenging environment created by a sharp downturn in stocks in August and again in the early months of 2016, the fund's share classes lagged the -13.30% return of the benchmark Russell 2500™ Index. Relative to the benchmark, sub-adviser Advisory Research's strategy emphasizing companies' intrinsic value performed somewhat worse than expected, given that this manager also incorporates a quality tilt into its investment process. It was hampered by selections in the materials sector and the health care equipment & services and diversified financials groups. Newly hired sub-adviser Portolan Capital Management® modestly detracted, as this manager's somewhat higher-risk, global-growth strategy underperformed amid a generally risk-averse market environment. On the plus side, RS Investment Management, which runs an aggressive-growth, quality-tilted strategy, performed better than anticipated given its higher-risk approach. This manager was helped by favorable positioning in energy and technology, along with solid selections in industrials. Arrowpoint Asset Management, also hired during the period, was another contributor, as this manager's quality-oriented growth strategy helped it outperform when the market environment shifted in January and February.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalent)	% of fund's net assets	% of fund's net assets 6 months ago
PowerShares S&P SmallCap Financials Portfolio ETF	1.0	0.9
E*TRADE Financial Corp.	0.8	0.8
Allison Transmission Holdings, Inc.	0.8	0.8
Pinnacle Foods, Inc.	0.7	0.4
Voya Financial, Inc.	0.7	0.8
Euronet Worldwide, Inc.	0.7	0.6
FNF Group	0.6	0.6
Berry Plastics Group, Inc.	0.6	0.5
Mellanox Technologies Ltd.	0.6	0.3
CoreLogic, Inc.	0.6	0.6
	7.1

Top Five Market Sectors as of February 29, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.1	19.5
Financials	17.4	18.8
Consumer Discretionary	15.4	13.8
Industrials	13.8	14.7
Health Care	12.4	14.0

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Common Stocks	92.0%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	7.0%

As of August 31, 2015
Common Stocks	93.1%
Sector Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 0.9%
BorgWarner, Inc.	360	$11,765
Cooper Tire & Rubber Co.	1,125	44,213
Dana Holding Corp.	2,344	29,159
Delphi Automotive PLC	187	12,469
Gentex Corp.	3,228	47,000
The Goodyear Tire & Rubber Co.	1,782	53,674
Visteon Corp.	1,056	73,836
		272,116
Automobiles - 0.4%
Harley-Davidson, Inc.	3,160	136,417
Distributors - 0.6%
LKQ Corp. (a)	6,061	167,284
Pool Corp.	379	30,422
		197,706
Diversified Consumer Services - 1.2%
2U, Inc. (a)	1,871	41,817
Grand Canyon Education, Inc. (a)	1,040	40,539
H&R Block, Inc.	3,752	123,366
Houghton Mifflin Harcourt Co. (a)	1,373	25,826
LifeLock, Inc. (a)	1,162	12,817
ServiceMaster Global Holdings, Inc. (a)	3,376	128,052
		372,417
Hotels, Restaurants & Leisure - 3.1%
BJ's Restaurants, Inc. (a)	457	20,145
Bravo Brio Restaurant Group, Inc. (a)	1,825	14,253
Brinker International, Inc.	378	18,824
Carrols Restaurant Group, Inc. (a)	3,869	51,342
Dave & Buster's Entertainment, Inc. (a)	860	31,743
Del Taco Restaurants, Inc. (a)	282	3,054
Domino's Pizza, Inc.	231	30,732
Dunkin' Brands Group, Inc.	1,798	83,751
El Pollo Loco Holdings, Inc. (a)	1,241	16,021
Fiesta Restaurant Group, Inc. (a)	990	32,789
Hyatt Hotels Corp. Class A (a)	1,965	90,685
Jack in the Box, Inc.	341	23,444
Kona Grill, Inc. (a)	568	8,418
Marriott Vacations Worldwide Corp.	366	22,161
MGM Mirage, Inc. (a)	7,840	148,411
Penn National Gaming, Inc. (a)	1,358	18,795
Popeyes Louisiana Kitchen, Inc. (a)	1,020	55,580
Six Flags Entertainment Corp.	1,660	84,428
Sonic Corp.	1,240	36,419
Starwood Hotels & Resorts Worldwide, Inc.	340	23,497
Texas Roadhouse, Inc. Class A	665	27,737
The Cheesecake Factory, Inc.	424	21,158
Vail Resorts, Inc.	230	29,304
Wendy's Co.	4,725	44,273
		936,964
Household Durables - 0.8%
CalAtlantic Group, Inc.	513	15,564
D.R. Horton, Inc.	1,030	27,522
Helen of Troy Ltd. (a)	210	20,026
iRobot Corp. (a)	1,304	40,867
Newell Rubbermaid, Inc.	2,685	102,057
Toll Brothers, Inc. (a)	800	21,960
TopBuild Corp. (a)	488	13,166
		241,162
Internet & Catalog Retail - 0.4%
1-800-FLOWERS.com, Inc. Class A (a)	1,183	9,239
Duluth Holdings, Inc.	200	3,310
Expedia, Inc.	58	6,038
Groupon, Inc. Class A (a)	8,286	39,607
Shutterfly, Inc. (a)	1,219	54,172
		112,366
Leisure Products - 0.5%
Brunswick Corp.	460	19,568
Hasbro, Inc.	780	59,179
Polaris Industries, Inc.	695	61,097
		139,844
Media - 2.4%
Crown Media Holdings, Inc. Class A (a)	1,050	4,610
Discovery Communications, Inc. Class A (a)	605	15,125
E.W. Scripps Co. Class A	1,141	19,694
Gray Television, Inc. (a)	3,385	39,063
IMAX Corp. (a)	2,702	79,736
Lions Gate Entertainment Corp.	286	6,035
Media General, Inc. (a)	2,269	37,711
National CineMedia, Inc.	4,941	73,868
News Corp. Class A	4,843	52,401
Nexstar Broadcasting Group, Inc. Class A	1,007	44,993
Omnicom Group, Inc.	120	9,337
Scholastic Corp.	1,290	45,189
Sinclair Broadcast Group, Inc. Class A	3,108	95,944
Tegna, Inc.	4,355	107,307
Tribune Media Co. Class A	2,715	97,469
		728,482
Specialty Retail - 3.4%
Aarons, Inc. Class A	947	21,772
Advance Auto Parts, Inc.	92	13,656
American Eagle Outfitters, Inc.	2,783	42,469
Cabela's, Inc. Class A (a)	160	7,677
CST Brands, Inc.	4,836	156,880
Destination Maternity Corp.	417	3,369
Destination XL Group, Inc. (a)	5,016	22,321
DSW, Inc. Class A	2,050	53,710
Express, Inc. (a)	900	15,507
Five Below, Inc. (a)	1,303	49,970
Genesco, Inc. (a)	81	5,344
GNC Holdings, Inc.	360	10,253
Hibbett Sports, Inc. (a)	1,199	42,565
Lithia Motors, Inc. Class A (sub. vtg.)	1,107	102,641
Monro Muffler Brake, Inc.	366	25,023
New York & Co., Inc. (a)	900	1,800
Office Depot, Inc. (a)	2,156	10,952
Outerwall, Inc.	789	24,609
Rent-A-Center, Inc.	2,352	30,035
Restoration Hardware Holdings, Inc. (a)	840	31,912
Ross Stores, Inc.	220	12,096
Sally Beauty Holdings, Inc. (a)	3,812	120,383
Select Comfort Corp. (a)	450	8,055
Staples, Inc.	5,500	51,975
The Container Store Group, Inc. (a)	1,652	8,937
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	460	75,987
Vitamin Shoppe, Inc. (a)	315	8,691
Williams-Sonoma, Inc.	1,090	56,800
		1,015,389
Textiles, Apparel & Luxury Goods - 1.7%
Carter's, Inc.	1,494	151,835
Crocs, Inc. (a)	820	8,028
Deckers Outdoor Corp. (a)	220	12,443
G-III Apparel Group Ltd. (a)	1,618	85,350
Oxford Industries, Inc.	139	10,096
PVH Corp.	1,528	120,941
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	464	15,275
Steven Madden Ltd. (a)	660	23,232
Tumi Holdings, Inc. (a)	1,015	20,046
Wolverine World Wide, Inc.	2,977	56,355
		503,601

TOTAL CONSUMER DISCRETIONARY		4,656,464

CONSUMER STAPLES - 1.9%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	163	30,662
Food & Staples Retailing - 0.2%
Casey's General Stores, Inc.	120	12,668
Fresh Market, Inc. (a)	1,390	32,067
Sprouts Farmers Market LLC (a)	1,065	30,331
		75,066
Food Products - 1.3%
B&G Foods, Inc. Class A	590	20,408
Cal-Maine Foods, Inc.	822	43,878
Ingredion, Inc.	180	18,220
Lancaster Colony Corp.	267	27,173
Pinnacle Foods, Inc.	5,305	229,123
Snyders-Lance, Inc.	1,550	50,701
		389,503
Household Products - 0.2%
Energizer Holdings, Inc.	145	5,646
Spectrum Brands Holdings, Inc.	508	48,651
		54,297
Personal Products - 0.1%
Edgewell Personal Care Co. (a)	145	11,085
Elizabeth Arden, Inc. (a)	650	4,030
		15,115

TOTAL CONSUMER STAPLES		564,643

ENERGY - 2.3%
Energy Equipment & Services - 0.8%
Dril-Quip, Inc. (a)	737	39,982
Helmerich & Payne, Inc.	135	7,151
ION Geophysical Corp. (a)	186	577
McDermott International, Inc. (a)	1,150	3,795
Nabors Industries Ltd.	3,875	27,745
Oceaneering International, Inc.	662	18,284
Patterson-UTI Energy, Inc.	907	14,095
Precision Drilling Corp.	18,350	58,861
RigNet, Inc. (a)	2,377	31,376
TETRA Technologies, Inc. (a)	2,000	10,080
U.S. Silica Holdings, Inc.	935	17,943
		229,889
Oil, Gas & Consumable Fuels - 1.5%
Carrizo Oil & Gas, Inc. (a)	2,497	53,686
Cheniere Energy Partners LP Holdings LLC	771	12,930
Cheniere Energy, Inc. (a)	1,107	39,575
Diamondback Energy, Inc.	320	22,800
Energen Corp.	2,116	56,032
Laredo Petroleum, Inc. (a)	1,525	7,793
Memorial Resource Development Corp. (a)	1,358	13,132
Newfield Exploration Co. (a)	3,175	86,455
PBF Energy, Inc. Class A	1,695	51,189
Pioneer Natural Resources Co.	425	51,225
Sunoco Logistics Partners, LP	516	15,506
Valero Energy Corp.	240	14,419
WPX Energy, Inc. (a)	8,005	32,901
		457,643

TOTAL ENERGY		687,532

FINANCIALS - 17.4%
Banks - 4.2%
Bank of the Ozarks, Inc.	478	18,088
BankUnited, Inc.	3,672	117,945
Cathay General Bancorp	732	19,537
Columbia Banking Systems, Inc.	1,012	29,176
Comerica, Inc.	380	12,836
Cullen/Frost Bankers, Inc.	686	32,880
East West Bancorp, Inc.	1,786	53,526
First Niagara Financial Group, Inc.	720	6,653
First Republic Bank	1,190	73,233
Great Western Bancorp, Inc.	949	23,355
Hancock Holding Co.	1,372	31,652
Home Bancshares, Inc.	621	24,542
Huntington Bancshares, Inc.	2,710	23,713
Investors Bancorp, Inc.	6,821	77,214
KeyCorp	6,515	68,733
MB Financial, Inc.	617	18,831
Opus Bank	650	20,969
PacWest Bancorp	1,399	45,020
Pinnacle Financial Partners, Inc.	937	43,449
PrivateBancorp, Inc.	1,735	59,615
Regions Financial Corp.	2,525	18,988
SVB Financial Group (a)	1,527	135,674
Talmer Bancorp, Inc. Class A	2,118	35,582
TCF Financial Corp.	1,450	16,443
Texas Capital Bancshares, Inc. (a)	375	12,124
Umpqua Holdings Corp.	3,827	57,558
United Community Bank, Inc.	4,420	76,510
Webster Financial Corp.	3,095	104,023
		1,257,869
Capital Markets - 2.8%
Ameriprise Financial, Inc.	160	13,432
Ares Capital Corp.	1,545	21,105
E*TRADE Financial Corp. (a)	10,064	236,101
Financial Engines, Inc.	1,312	32,013
Invesco Ltd.	4,020	107,495
Janus Capital Group, Inc.	1,283	16,589
Lazard Ltd. Class A	2,840	99,911
LPL Financial	1,854	37,506
Oaktree Capital Group LLC Class A	960	44,064
Raymond James Financial, Inc.	1,718	75,317
SEI Investments Co.	1,220	46,567
Stifel Financial Corp. (a)	630	18,245
T. Rowe Price Group, Inc.	305	21,079
Waddell & Reed Financial, Inc. Class A	280	6,558
WisdomTree Investments, Inc.	5,323	63,078
		839,060
Consumer Finance - 0.6%
Ally Financial, Inc. (a)	1,676	29,464
Discover Financial Services	1,365	63,363
Encore Capital Group, Inc. (a)	1,035	24,064
SLM Corp. (a)	10,041	58,639
		175,530
Diversified Financial Services - 1.3%
IntercontinentalExchange, Inc.	175	41,731
Leucadia National Corp.	6,590	95,226
MarketAxess Holdings, Inc.	443	52,478
Voya Financial, Inc.	7,500	220,200
		409,635
Insurance - 3.0%
Allied World Assurance Co. Holdings AG	4,425	143,326
American Equity Investment Life Holding Co.	935	12,716
American Financial Group, Inc.	407	27,302
AmTrust Financial Services, Inc.	1,434	35,061
Aon PLC	78	7,433
Assurant, Inc.	627	44,580
Cincinnati Financial Corp.	455	28,729
Endurance Specialty Holdings Ltd.	1,220	75,969
FNF Group	5,534	182,511
FNFV Group (a)	2,160	21,967
Primerica, Inc.	1,299	54,805
Reinsurance Group of America, Inc.	354	31,895
RLI Corp.	92	5,775
Torchmark Corp.	425	21,769
Unum Group	500	14,265
Validus Holdings Ltd.	635	28,518
White Mountains Insurance Group Ltd.	190	145,703
Willis Group Holdings PLC	296	33,543
		915,867
Real Estate Investment Trusts - 3.9%
Alexandria Real Estate Equities, Inc.	1,770	140,113
Altisource Residential Corp. Class B	505	4,737
Ashford Hospitality Trust, Inc.	1,658	9,169
Chambers Street Properties	1,846	13,937
Chesapeake Lodging Trust	547	13,899
Communications Sales & Leasing, Inc.	550	10,368
Corporate Office Properties Trust (SBI)	1,202	28,127
Corrections Corp. of America	668	19,325
CubeSmart	1,280	38,272
Duke Realty LP	1,091	22,562
DuPont Fabros Technology, Inc.	1,670	59,536
EPR Properties	1,050	65,342
Essex Property Trust, Inc.	65	13,603
Extra Space Storage, Inc.	650	53,398
Hersha Hospitality Trust	1,843	37,100
Kite Realty Group Trust	928	24,982
Liberty Property Trust (SBI)	2,610	75,377
Medical Properties Trust, Inc.	3,046	35,242
Mid-America Apartment Communities, Inc.	536	48,208
National Retail Properties, Inc.	530	23,309
National Storage Affiliates Trust	1,703	30,807
Physicians Realty Trust	4,575	78,599
Prologis, Inc.	280	10,769
Ryman Hospitality Properties, Inc.	1,925	92,150
SL Green Realty Corp.	1,165	102,730
Sovran Self Storage, Inc.	205	21,820
Stag Industrial, Inc.	1,173	20,598
Sunstone Hotel Investors, Inc.	6,094	78,613
Weyerhaeuser Co.	780	20,264
		1,192,956
Real Estate Management & Development - 1.2%
Alexander & Baldwin, Inc.	3,982	133,477
CBRE Group, Inc. (a)	4,410	112,058
Jones Lang LaSalle, Inc.	241	24,599
Kennedy-Wilson Holdings, Inc.	4,675	88,919
		359,053
Thrifts & Mortgage Finance - 0.4%
Farmer Mac Class C (non-vtg.)	212	6,879
Lendingtree, Inc. (a)	550	48,604
Washington Federal, Inc.	2,660	56,365
		111,848

TOTAL FINANCIALS		5,261,818

HEALTH CARE - 12.4%
Biotechnology - 1.5%
ACADIA Pharmaceuticals, Inc. (a)	371	6,403
Alnylam Pharmaceuticals, Inc. (a)	265	15,521
Anacor Pharmaceuticals, Inc. (a)	213	13,585
Atara Biotherapeutics, Inc. (a)	734	12,067
bluebird bio, Inc. (a)	597	27,593
Cepheid, Inc. (a)	447	13,267
DBV Technologies SA sponsored ADR (a)	583	14,662
Dyax Corp. rights 12/31/19 (a)	741	1,727
Enanta Pharmaceuticals, Inc. (a)	288	8,176
Exelixis, Inc. (a)	2,534	9,224
Halozyme Therapeutics, Inc. (a)	840	6,829
Juno Therapeutics, Inc. (a)	396	13,927
Ligand Pharmaceuticals, Inc. Class B (a)	1,230	113,504
Momenta Pharmaceuticals, Inc. (a)	1,396	11,733
Myriad Genetics, Inc. (a)	2,019	70,665
Neurocrine Biosciences, Inc. (a)	842	30,969
OvaScience, Inc. (a)	3,249	18,032
Puma Biotechnology, Inc. (a)	175	7,837
Repligen Corp. (a)	583	15,001
Seattle Genetics, Inc. (a)	488	14,733
United Therapeutics Corp. (a)	335	40,850
		466,305
Health Care Equipment & Supplies - 4.2%
Abiomed, Inc. (a)	558	44,646
Accuray, Inc. (a)	2,250	11,363
Alere, Inc. (a)	928	49,462
Align Technology, Inc. (a)	1,217	80,359
Analogic Corp.	843	63,208
Anika Therapeutics, Inc. (a)	707	31,907
Cantel Medical Corp.	307	19,534
Cryolife, Inc.	1,105	11,835
Dentsply Sirona, Inc.	1,280	78,029
DexCom, Inc. (a)	1,381	89,848
Endologix, Inc. (a)	3,874	33,394
Glaukos Corp.	653	10,748
Globus Medical, Inc. (a)	4,960	120,528
Greatbatch, Inc. (a)	391	14,780
Hill-Rom Holdings, Inc.	481	22,294
Hologic, Inc. (a)	2,679	92,774
Insulet Corp. (a)	427	13,083
LDR Holding Corp. (a)	2,016	41,832
Novadaq Technologies, Inc. (a)	534	5,132
Novadaq Technologies, Inc. (a)	1,000	9,610
NuVasive, Inc. (a)	450	18,810
NxStage Medical, Inc. (a)	1,052	15,675
Quidel Corp. (a)	909	14,244
Sirona Dental Systems, Inc. (a)	248	27,427
St. Jude Medical, Inc.	375	20,134
Steris PLC	1,556	100,082
The Cooper Companies, Inc.	441	63,045
The Spectranetics Corp. (a)	2,322	32,926
West Pharmaceutical Services, Inc.	1,745	108,225
Zimmer Biomet Holdings, Inc.	280	27,107
		1,272,041
Health Care Providers & Services - 3.3%
Air Methods Corp. (a)	657	23,869
Amedisys, Inc. (a)	515	18,921
AMN Healthcare Services, Inc. (a)	1,133	32,211
AmSurg Corp. (a)	1,586	107,927
Brookdale Senior Living, Inc. (a)	8,559	122,993
Capital Senior Living Corp. (a)	2,821	48,183
Centene Corp. (a)	1,545	88,003
Chemed Corp.	280	35,980
Community Health Systems, Inc. (a)	532	8,044
Envision Healthcare Holdings, Inc. (a)	606	13,326
ExamWorks Group, Inc. (a)	1,293	37,626
Five Star Quality Care, Inc. (a)	8,331	19,744
HealthEquity, Inc. (a)	678	14,116
HealthSouth Corp.	2,918	102,801
Henry Schein, Inc. (a)	225	37,226
LifePoint Hospitals, Inc. (a)	371	23,136
MEDNAX, Inc. (a)	503	33,721
Premier, Inc. (a)	3,573	116,194
Select Medical Holdings Corp.	1,544	15,116
Universal Health Services, Inc. Class B	380	41,941
VCA, Inc. (a)	1,001	51,081
		992,159
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	1,860	23,287
athenahealth, Inc. (a)	146	18,844
Cerner Corp. (a)	255	13,020
HMS Holdings Corp. (a)	1,958	25,787
Medidata Solutions, Inc. (a)	415	14,318
Omnicell, Inc. (a)	633	17,325
		112,581
Life Sciences Tools & Services - 1.5%
Affymetrix, Inc. (a)	1,494	20,976
Bio-Rad Laboratories, Inc. Class A (a)	270	36,353
Bio-Techne Corp.	240	20,602
Cambrex Corp. (a)	505	19,478
Charles River Laboratories International, Inc. (a)	1,900	139,517
Fluidigm Corp. (a)	680	4,508
ICON PLC (a)	570	40,561
Luminex Corp. (a)	100	1,868
PAREXEL International Corp. (a)	951	55,814
PerkinElmer, Inc.	1,218	57,563
Sequenom, Inc. (a)	9,226	13,562
VWR Corp. (a)	896	21,862
Waters Corp. (a)	216	25,987
		458,651
Pharmaceuticals - 1.5%
Akorn, Inc. (a)	1,792	47,649
Catalent, Inc. (a)	791	19,198
DepoMed, Inc. (a)	1,482	22,645
Flamel Technologies SA sponsored ADR (a)	2,423	21,153
GW Pharmaceuticals PLC ADR (a)	1,694	69,623
Horizon Pharma PLC (a)	4,763	81,733
Impax Laboratories, Inc. (a)	353	11,540
Jazz Pharmaceuticals PLC (a)	680	82,674
Nektar Therapeutics (a)	1,671	18,665
Perrigo Co. PLC	118	14,898
Prestige Brands Holdings, Inc. (a)	407	19,902
Relypsa, Inc. (a)	406	5,384
Revance Therapeutics, Inc. (a)	719	12,716
Supernus Pharmaceuticals, Inc. (a)	1,374	17,230
TherapeuticsMD, Inc. (a)	4,525	27,648
		472,658

TOTAL HEALTH CARE		3,774,395

INDUSTRIALS - 13.8%
Aerospace & Defense - 1.6%
AeroVironment, Inc. (a)	530	13,186
BE Aerospace, Inc.	747	32,584
Curtiss-Wright Corp.	205	14,471
HEICO Corp. Class A	3,093	135,164
Hexcel Corp.	2,350	97,126
Huntington Ingalls Industries, Inc.	220	28,833
KEYW Holding Corp. (a)	2,525	15,731
Spirit AeroSystems Holdings, Inc. Class A (a)	735	33,810
Teledyne Technologies, Inc. (a)	397	33,816
Textron, Inc.	540	18,441
TransDigm Group, Inc. (a)	218	46,560
Triumph Group, Inc.	407	12,397
		482,119
Air Freight & Logistics - 0.2%
Forward Air Corp.	1,695	69,020
Airlines - 0.4%
Air Canada (a)	6,761	36,079
Allegiant Travel Co.	145	23,763
Hawaiian Holdings, Inc. (a)	170	7,313
JetBlue Airways Corp. (a)	1,855	40,810
Southwest Airlines Co.	205	8,600
		116,565
Building Products - 1.2%
A.O. Smith Corp.	1,004	70,662
Armstrong World Industries, Inc. (a)	1,045	42,354
Fortune Brands Home & Security, Inc.	1,240	62,273
Masonite International Corp. (a)	1,342	77,178
Owens Corning	2,110	90,561
Universal Forest Products, Inc.	265	20,331
		363,359
Commercial Services & Supplies - 1.9%
Casella Waste Systems, Inc. Class A (a)	12,661	75,080
Clean Harbors, Inc. (a)	2,392	101,899
Covanta Holding Corp.	1,350	18,806
Herman Miller, Inc.	555	14,480
Interface, Inc.	3,591	57,097
Knoll, Inc.	2,080	39,728
Pitney Bowes, Inc.	1,122	20,331
Ritchie Brothers Auctioneers, Inc.	3,886	92,914
Steelcase, Inc. Class A	3,464	43,265
The Brink's Co.	3,305	96,671
		560,271
Construction & Engineering - 0.5%
KBR, Inc.	9,110	125,991
Quanta Services, Inc. (a)	1,203	24,409
		150,400
Electrical Equipment - 1.1%
Acuity Brands, Inc.	290	60,735
Encore Wire Corp.	1,775	64,149
Generac Holdings, Inc. (a)	733	25,464
Hubbell, Inc. Class B	802	79,687
Regal Beloit Corp.	813	44,374
Rockwell Automation, Inc.	150	15,614
Sensata Technologies Holding BV (a)	1,246	42,501
		332,524
Industrial Conglomerates - 0.1%
Carlisle Companies, Inc.	371	33,449
Machinery - 3.4%
Allison Transmission Holdings, Inc.	9,952	235,663
CLARCOR, Inc.	493	23,733
Donaldson Co., Inc.	1,007	28,438
Harsco Corp.	1,290	4,889
IDEX Corp.	397	29,839
ITT Corp.	4,513	159,128
Kennametal, Inc.	1,290	25,968
Lincoln Electric Holdings, Inc.	570	31,105
Manitowoc Co., Inc.	2,576	40,830
Meritor, Inc. (a)	1,150	8,545
Middleby Corp. (a)	737	68,246
Nordson Corp.	246	17,631
Proto Labs, Inc. (a)	347	22,579
Stanley Black & Decker, Inc.	540	50,765
Tennant Co.	849	39,512
Terex Corp.	565	12,645
Twin Disc, Inc.	530	4,606
Valmont Industries, Inc.	105	11,870
WABCO Holdings, Inc. (a)	259	24,424
Wabtec Corp.	1,497	105,688
Woodward, Inc.	1,459	68,500
Xylem, Inc.	678	25,364
		1,039,968
Marine - 0.2%
Danaos Corp. (a)	850	3,766
Kirby Corp. (a)	1,132	64,083
		67,849
Professional Services - 1.1%
Advisory Board Co. (a)	465	13,713
CEB, Inc.	1,368	74,241
Equifax, Inc.	100	10,488
Huron Consulting Group, Inc. (a)	627	34,811
Korn/Ferry International	2,821	80,173
On Assignment, Inc. (a)	804	26,540
TransUnion Holding Co., Inc.	1,760	46,411
TriNet Group, Inc. (a)	1,418	18,562
TrueBlue, Inc. (a)	1,370	31,442
		336,381
Road & Rail - 1.1%
Avis Budget Group, Inc. (a)	550	14,102
Heartland Express, Inc.	3,209	59,046
Kansas City Southern	200	16,342
Knight Transportation, Inc.	3,792	91,880
Old Dominion Freight Lines, Inc. (a)	917	59,202
Roadrunner Transportation Systems, Inc. (a)	1,773	20,673
Ryder System, Inc.	300	17,016
Saia, Inc. (a)	779	20,449
Swift Transporation Co. (a)	1,056	17,994
		316,704
Trading Companies & Distributors - 1.0%
AerCap Holdings NV (a)	2,955	105,582
HD Supply Holdings, Inc. (a)	2,676	74,366
MSC Industrial Direct Co., Inc. Class A	1,243	86,488
Watsco, Inc.	231	29,464
WESCO International, Inc. (a)	416	18,325
		314,225

TOTAL INDUSTRIALS		4,182,834

INFORMATION TECHNOLOGY - 21.1%
Communications Equipment - 1.3%
Applied Optoelectronics, Inc. (a)	1,821	32,760
Arris International PLC (a)	2,125	50,766
Brocade Communications Systems, Inc.	3,280	32,570
Ciena Corp. (a)	5,066	103,853
Finisar Corp. (a)	740	10,789
Infinera Corp. (a)	2,751	43,163
Lumentum Holdings, Inc. (a)	1,270	30,518
NetScout Systems, Inc. (a)	790	16,329
ShoreTel, Inc. (a)	1,707	12,615
Sonus Networks, Inc. (a)	1,450	11,296
Viavi Solutions, Inc. (a)	7,260	47,408
		392,067
Electronic Equipment & Components - 4.2%
Belden, Inc.	528	28,919
CDW Corp.	3,562	140,984
Cognex Corp.	1,325	49,038
Coherent, Inc. (a)	410	34,686
Dolby Laboratories, Inc. Class A	320	12,640
FEI Co.	752	61,092
FLIR Systems, Inc.	2,739	84,799
II-VI, Inc. (a)	980	21,511
Ingram Micro, Inc. Class A	1,423	50,943
IPG Photonics Corp. (a)	828	68,277
Itron, Inc. (a)	540	21,514
Keysight Technologies, Inc. (a)	1,377	35,926
Littelfuse, Inc.	220	24,996
Maxwell Technologies, Inc. (a)	1,490	8,538
Mercury Systems, Inc. (a)	1,400	22,876
Methode Electronics, Inc. Class A	2,413	68,939
Orbotech Ltd. (a)	2,290	51,869
OSI Systems, Inc. (a)	416	25,114
Rogers Corp. (a)	365	19,498
ScanSource, Inc. (a)	1,414	52,869
SYNNEX Corp.	721	67,796
Tech Data Corp. (a)	1,255	88,365
Trimble Navigation Ltd. (a)	4,101	95,389
Universal Display Corp. (a)	1,301	62,162
VeriFone Systems, Inc. (a)	430	10,273
Zebra Technologies Corp. Class A (a)	958	59,185
		1,268,198
Internet Software & Services - 3.0%
Akamai Technologies, Inc. (a)	495	26,715
Alphabet, Inc. Class C	119	83,035
Apigee Corp.	901	5,271
Autobytel, Inc. (a)	527	10,118
Baidu.com, Inc. sponsored ADR (a)	28	4,856
Bankrate, Inc. (a)	1,190	9,115
Care.com, Inc. (a)	3,503	21,228
ChannelAdvisor Corp. (a)	2,608	27,723
Cimpress NV (a)	427	37,653
comScore, Inc. (a)	149	6,131
CoStar Group, Inc. (a)	314	55,597
Demandware, Inc. (a)	841	29,174
Facebook, Inc. Class A (a)	155	16,573
Five9, Inc. (a)	489	3,936
GoDaddy, Inc. (a)	2,254	70,663
j2 Global, Inc.	273	19,951
LogMeIn, Inc. (a)	2,230	113,507
Marketo, Inc. (a)	2,455	41,416
Match Group, Inc. (a)	2,683	29,218
Monster Worldwide, Inc. (a)	2,743	8,174
New Relic, Inc. (a)	645	17,170
Pandora Media, Inc. (a)	1,050	10,731
Rackspace Hosting, Inc. (a)	1,407	30,293
SciQuest, Inc. (a)	3,583	43,533
Shutterstock, Inc. (a)	723	25,233
SPS Commerce, Inc. (a)	480	21,466
Stamps.com, Inc. (a)	741	87,831
Twitter, Inc. (a)	683	12,376
Web.com Group, Inc. (a)	559	10,146
Wix.com Ltd. (a)	556	10,692
XO Group, Inc. (a)	1,283	18,321
		907,846
IT Services - 3.6%
Acxiom Corp. (a)	1,630	33,806
Alliance Data Systems Corp. (a)	104	21,854
Amdocs Ltd.	500	28,380
Black Knight Financial Services, Inc. Class A	2,291	67,149
Booz Allen Hamilton Holding Corp. Class A	936	25,834
Cognizant Technology Solutions Corp. Class A (a)	203	11,567
Convergys Corp.	410	10,570
CoreLogic, Inc. (a)	4,855	167,934
DST Systems, Inc.	200	20,916
EPAM Systems, Inc. (a)	526	35,968
Euronet Worldwide, Inc. (a)	3,346	219,297
ExlService Holdings, Inc. (a)	436	20,531
Fidelity National Information Services, Inc.	450	26,213
Gartner, Inc. Class A (a)	694	57,186
Genpact Ltd. (a)	3,030	80,083
Global Payments, Inc.	1,490	90,816
Lionbridge Technologies, Inc. (a)	5,403	23,827
MoneyGram International, Inc. (a)	1,340	7,209
Neustar, Inc. Class A (a)	970	24,124
Total System Services, Inc.	905	39,440
Vantiv, Inc. (a)	890	46,316
Virtusa Corp. (a)	681	24,107
		1,083,127
Semiconductors & Semiconductor Equipment - 3.3%
Atmel Corp.	2,914	23,545
Cavium, Inc. (a)	1,806	107,439
Ceva, Inc. (a)	450	8,825
Cypress Semiconductor Corp.	1,375	10,973
First Solar, Inc. (a)	400	28,748
FormFactor, Inc. (a)	1,600	12,160
Inphi Corp. (a)	558	14,117
Integrated Device Technology, Inc. (a)	1,975	38,355
Lam Research Corp.	1,005	73,667
M/A-COM Technology Solutions Holdings, Inc. (a)	963	36,498
Maxim Integrated Products, Inc.	918	31,083
Mellanox Technologies Ltd. (a)	3,338	169,604
Microsemi Corp. (a)	782	27,081
MKS Instruments, Inc.	620	20,398
Monolithic Power Systems, Inc.	1,780	105,127
Power Integrations, Inc.	442	20,257
Rambus, Inc. (a)	2,600	33,878
Rudolph Technologies, Inc. (a)	500	6,480
Silicon Laboratories, Inc. (a)	442	18,233
Skyworks Solutions, Inc.	925	61,466
Teradyne, Inc.	1,290	24,613
Ultratech, Inc. (a)	1,490	30,217
United Microelectronics Corp. sponsored ADR	21,787	45,099
Veeco Instruments, Inc. (a)	3,051	56,596
		1,004,459
Software - 5.3%
Adobe Systems, Inc. (a)	118	10,048
ANSYS, Inc. (a)	80	6,642
Aspen Technology, Inc. (a)	1,438	47,411
Autodesk, Inc. (a)	535	27,681
Barracuda Networks, Inc. (a)	1,948	25,051
Bottomline Technologies, Inc. (a)	978	27,589
BroadSoft, Inc. (a)	660	24,347
CA Technologies, Inc.	455	13,327
Cadence Design Systems, Inc. (a)	5,212	112,319
Callidus Software, Inc. (a)	5,161	70,861
Check Point Software Technologies Ltd. (a)	127	10,550
CommVault Systems, Inc. (a)	1,775	66,509
Covisint Corp. (a)	6,889	13,434
Descartes Systems Group, Inc. (a)	936	15,987
Descartes Systems Group, Inc. (a)	146	2,500
Electronic Arts, Inc. (a)	663	42,591
EPIQ Systems, Inc.	408	5,581
Fair Isaac Corp.	256	25,477
Fleetmatics Group PLC (a)	1,979	71,462
Gigamon, Inc. (a)	250	6,843
Guidance Software, Inc. (a)	799	4,275
Guidewire Software, Inc. (a)	484	23,827
HubSpot, Inc. (a)	252	10,498
Interactive Intelligence Group, Inc. (a)	778	23,286
Manhattan Associates, Inc. (a)	930	51,392
Mentor Graphics Corp.	1,912	36,519
MicroStrategy, Inc. Class A (a)	156	25,099
Model N, Inc. (a)	2,124	21,920
Nuance Communications, Inc. (a)	4,495	87,697
Paycom Software, Inc. (a)	1,440	45,907
Progress Software Corp. (a)	325	8,197
Proofpoint, Inc. (a)	400	18,736
PROS Holdings, Inc. (a)	328	3,605
QAD, Inc. Class A	283	5,538
Qlik Technologies, Inc. (a)	774	17,972
Qualys, Inc. (a)	2,319	57,905
RealPage, Inc. (a)	745	14,937
RingCentral, Inc. (a)	1,802	33,337
Rovi Corp. (a)	1,630	37,131
SeaChange International, Inc. (a)	1,680	9,694
Silver Spring Networks, Inc. (a)	1,300	16,250
Solera Holdings, Inc.	1,314	73,190
SS&C Technologies Holdings, Inc.	627	36,548
Synchronoss Technologies, Inc. (a)	982	27,506
Synopsys, Inc. (a)	532	23,807
Take-Two Interactive Software, Inc. (a)	1,552	55,856
Tangoe, Inc. (a)	1,014	8,203
Ultimate Software Group, Inc. (a)	600	103,056
Verint Systems, Inc. (a)	1,839	65,340
Xura, Inc. (a)	1,275	25,028
Zendesk, Inc. (a)	750	13,725
		1,612,191
Technology Hardware, Storage & Peripherals - 0.4%
Cray, Inc. (a)	571	24,216
Electronics for Imaging, Inc. (a)	1,147	45,433
NCR Corp. (a)	112	2,616
Quantum Corp. (a)	4,550	2,321
Stratasys Ltd. (a)	1,312	24,731
Super Micro Computer, Inc. (a)	463	15,034
		114,351

TOTAL INFORMATION TECHNOLOGY		6,382,239

MATERIALS - 4.9%
Chemicals - 2.2%
Albemarle Corp. U.S.	2,595	145,891
Ashland, Inc.	271	25,824
Axalta Coating Systems (a)	1,260	32,710
Celanese Corp. Class A	1,430	86,286
Chemtura Corp. (a)	1,229	31,008
FMC Corp.	488	18,368
H.B. Fuller Co.	2,917	112,275
Methanex Corp.	2,934	92,812
PolyOne Corp.	717	19,294
The Mosaic Co.	2,414	64,333
The Scotts Miracle-Gro Co. Class A	465	32,094
		660,895
Construction Materials - 0.6%
Eagle Materials, Inc.	2,090	126,278
Headwaters, Inc. (a)	1,810	31,892
Martin Marietta Materials, Inc.	178	25,386
		183,556
Containers & Packaging - 1.4%
Avery Dennison Corp.	510	33,211
Berry Plastics Group, Inc. (a)	5,461	170,001
Crown Holdings, Inc. (a)	670	31,390
Graphic Packaging Holding Co.	6,180	76,199
WestRock Co.	3,176	107,254
		418,055
Metals & Mining - 0.7%
Cliffs Natural Resources, Inc. (a)	1,950	4,212
New Gold, Inc. (a)	19,104	64,668
Newmont Mining Corp.	23	594
Nucor Corp.	2,125	83,598
Yamana Gold, Inc.	20,465	57,931
		211,003
Paper & Forest Products - 0.0%
Mercer International, Inc. (SBI)	1,450	13,195

TOTAL MATERIALS		1,486,704

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
8x8, Inc. (a)	6,583	76,560
inContact, Inc. (a)	13,373	123,968
Level 3 Communications, Inc. (a)	3,245	157,545
SBA Communications Corp. Class A (a)	383	36,343
Vonage Holdings Corp. (a)	3,210	17,238
		411,654
Wireless Telecommunication Services - 0.0%
Telephone & Data Systems, Inc.	300	8,016
U.S. Cellular Corp. (a)	210	8,694
		16,710

TOTAL TELECOMMUNICATION SERVICES		428,364

UTILITIES - 1.4%
Electric Utilities - 0.3%
Allete, Inc.	320	16,966
Great Plains Energy, Inc.	1,253	36,763
ITC Holdings Corp.	351	14,261
Westar Energy, Inc.	568	24,685
		92,675
Independent Power and Renewable Electricity Producers - 0.2%
Atlantic Power Corp.	3,650	6,259
Calpine Corp. (a)	1,057	13,276
Dynegy, Inc. (a)	1,050	10,584
NRG Energy, Inc.	1,443	15,556
Ormat Technologies, Inc.	440	16,790
		62,465
Multi-Utilities - 0.9%
Ameren Corp.	2,125	99,769
Avangrid, Inc.	484	18,774
Black Hills Corp.	1,205	67,492
DTE Energy Co.	1,145	96,317
		282,352

TOTAL UTILITIES		437,492

TOTAL COMMON STOCKS
(Cost $27,203,046)		27,862,485

Equity Funds - 1.0%
Sector Funds - 1.0%
PowerShares S&P SmallCap Financials Portfolio ETF
(Cost $274,502)	7,690	292,430
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.31% 4/28/16 (b)
(Cost $79,960)	$80,000	79,965
	Shares

Money Market Funds - 6.8%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (c)
(Cost $2,048,348)	2,048,348	2,048,348
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $29,605,856)		30,283,228
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,280)
NET ASSETS - 100%		$30,281,948

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
5 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2016	$666,350	$(14,684)
6 ICE Russell 2000 Index Contracts (United States)	March 2016	619,020	(51,743)
TOTAL FUTURES CONTRACTS			$(66,427)

The face value of futures purchased as a percentage of Net Assets is 4.2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $79,965.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$4,656,464	$4,656,464	$--	$--
Consumer Staples	564,643	564,643	--	--
Energy	687,532	687,532	--	--
Financials	5,261,818	5,261,818	--	--
Health Care	3,774,395	3,772,668	--	1,727
Industrials	4,182,834	4,182,834	--	--
Information Technology	6,382,239	6,382,239	--	--
Materials	1,486,704	1,486,704	--	--
Telecommunication Services	428,364	428,364	--	--
Utilities	437,492	437,492	--	--
Equity Funds	292,430	292,430	--	--
Other Short-Term Investments	79,965	--	79,965	--
Money Market Funds	2,048,348	2,048,348	--	--
Total Investments in Securities:	$30,283,228	$30,201,536	$79,965	$1,727
Derivative Instruments:
Liabilities
Futures Contracts	$(66,427)	$(66,427)	$--	$--
Total Liabilities	$(66,427)	$(66,427)	$--	$--
Total Derivative Instruments:	$(66,427)	$(66,427)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(66,427)
Total Equity Risk	0	(66,427)
Total Value of Derivatives	$0	$(66,427)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $29,605,856)		$30,283,228
Receivable for investments sold		271,786
Receivable for fund shares sold		4,354
Dividends receivable		20,094
Interest receivable		167
Prepaid expenses		17
Receivable from investment adviser for expense reductions		5,711
Other receivables		310
Total assets		30,585,667
Liabilities
Payable for investments purchased	$225,541
Accrued management fee	19,103
Distribution and service plan fees payable	19
Payable for daily variation margin for derivative instruments	4,830
Audit fee payable	38,763
Other affiliated payables	3,289
Other payables and accrued expenses	12,174
Total liabilities		303,719
Net Assets		$30,281,948
Net Assets consist of:
Paid in capital		$30,001,471
Accumulated net investment loss		(6,235)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(324,233)
Net unrealized appreciation (depreciation) on investments		610,945
Net Assets		$30,281,948
Small-Mid Cap Multi-Manager:
Net Asset Value, offering price and redemption price per share ($28,620,933 ÷ 3,143,776 shares)		$9.10
Class F:
Net Asset Value, offering price and redemption price per share ($1,467,518 ÷ 160,672 shares)		$9.13
Class L:
Net Asset Value, offering price and redemption price per share ($97,023 ÷ 10,668 shares)		$9.09
Class N:
Net Asset Value, offering price and redemption price per share ($96,474 ÷ 10,636 shares)		$9.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$330,226
Interest		334
Total income		330,560
Expenses
Management fee	$264,056
Transfer agent fees	31,355
Distribution and service plan fees	271
Accounting fees and expenses	13,071
Custodian fees and expenses	57,853
Independent trustees' compensation	373
Registration fees	40,810
Audit	62,921
Legal	1,001
Miscellaneous	403
Total expenses before reductions	472,114
Expense reductions	(83,686)	388,428
Net investment income (loss)		(57,868)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,466,065
Foreign currency transactions	2,925
Futures contracts	(30,053)
Total net realized gain (loss)		1,438,937
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,242,817)
Assets and liabilities in foreign currencies	3
Futures contracts	(124,785)
Total change in net unrealized appreciation (depreciation)		(6,367,599)
Net gain (loss)		(4,928,662)
Net increase (decrease) in net assets resulting from operations		$(4,986,530)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(57,868)	$(117,041)
Net realized gain (loss)	1,438,937	6,710,123
Change in net unrealized appreciation (depreciation)	(6,367,599)	(4,244,918)
Net increase (decrease) in net assets resulting from operations	(4,986,530)	2,348,164
Distributions to shareholders from net realized gain	(2,307,894)	(7,543,706)
Share transactions - net increase (decrease)	3,132,287	(18,356,959)
Redemption fees	218	418
Total increase (decrease) in net assets	(4,161,919)	(23,552,083)
Net Assets
Beginning of period	34,443,867	57,995,950
End of period (including accumulated net investment loss of $6,235 and accumulated net investment loss of $200, respectively)	$30,281,948	$34,443,867

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund

Years ended February 28,	2016 A	2015	2014	2013	2012 B
Selected Per–Share Data
Net asset value, beginning of period	$11.40	$13.46	$12.25	$11.24	$10.00
Income from Investment Operations
Net investment income (loss)C	(.02)	(.04)	(.03)	.04	–D
Net realized and unrealized gain (loss)	(1.54)	.70	3.24	1.30	1.25
Total from investment operations	(1.56)	.66	3.21	1.34	1.25
Distributions from net investment income	–	–	–	(.04)E	–
Distributions from net realized gain	(.74)	(2.72)	(2.00)	(.30)E	(.01)E
Total distributions	(.74)	(2.72)	(2.00)	(.33)F	(.01)
Redemption fees added to paid in capitalC	–D	–D	–D	–D	–
Net asset value, end of period	$9.10	$11.40	$13.46	$12.25	$11.24
Total ReturnG,H	(14.27)%	5.88%	27.21%	12.26%	12.46%
Ratios to Average Net AssetsI
Expenses before reductions	1.41%	1.34%	1.25%	1.16%	1.58%J
Expenses net of fee waivers, if any	1.16%	1.16%	1.16%	1.16%	1.16%J
Expenses net of all reductions	1.16%	1.16%	1.16%	1.16%	1.16%J
Net investment income (loss)	(.18)%	(.29)%	(.19)%	.35%	(.19)%J
Supplemental Data
Net assets, end of period (000 omitted)	$28,621	$32,904	$57,019	$44,361	$39,375
Portfolio turnover rateK	89%	85%	117%	66%	11%L

 A For the year ended February 29.

 B For the period December 20, 2011 (commencement of operations) to February 29, 2012.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$11.42	$13.47	$12.25	$11.49
Income from Investment Operations
Net investment income (loss)C	(.01)	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	(1.54)	.69	3.24	.91
Total from investment operations	(1.55)	.67	3.23	.92
Distributions from net investment income	–	–	–	(.04)D
Distributions from net realized gain	(.74)	(2.72)	(2.01)	(.12)D
Total distributions	(.74)	(2.72)	(2.01)	(.16)
Redemption fees added to paid in capitalC,E	–	–	–	–
Net asset value, end of period	$9.13	$11.42	$13.47	$12.25
Total ReturnF,G	(14.16)%	5.95%	27.40%	8.11%
Ratios to Average Net AssetsH
Expenses before reductions	1.31%	1.29%	1.24%	1.11%I
Expenses net of fee waivers, if any	1.06%	1.06%	1.06%	1.06%I
Expenses net of all reductions	1.06%	1.06%	1.05%	1.06%I
Net investment income (loss)	(.08)%	(.19)%	(.09)%	.38%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,468	$1,314	$763	$186
Portfolio turnover rateJ	89%	85%	117%	66%

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$11.39	$13.45	$14.28
Income from Investment Operations
Net investment income (loss)C	(.02)	(.04)	(.01)
Net realized and unrealized gain (loss)	(1.54)	.70	.93
Total from investment operations	(1.56)	.66	.92
Distributions from net realized gain	(.74)	(2.72)	(1.75)
Total distributions	(.74)	(2.72)	(1.75)
Redemption fees added to paid in capitalC,D	–	–	–
Net asset value, end of period	$9.09	$11.39	$13.45
Total ReturnE,F	(14.29)%	5.89%	6.84%
Ratios to Average Net AssetsG
Expenses before reductions	1.40%	1.37%	1.54%H
Expenses net of fee waivers, if any	1.16%	1.16%	1.16%H
Expenses net of all reductions	1.16%	1.16%	1.16%H
Net investment income (loss)	(.18)%	(.29)%	(.17)%H
Supplemental Data
Net assets, end of period (000 omitted)	$97	$113	$107
Portfolio turnover rateI	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$11.38	$13.44	$14.28
Income from Investment Operations
Net investment income (loss)C	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss)	(1.52)	.70	.92
Total from investment operations	(1.57)	.63	.90
Distributions from net realized gain	(.74)	(2.69)	(1.74)
Total distributions	(.74)	(2.69)	(1.74)
Redemption fees added to paid in capitalC,D	–	–	–
Net asset value, end of period	$9.07	$11.38	$13.44
Total ReturnE,F	(14.42)%	5.62%	6.73%
Ratios to Average Net AssetsG
Expenses before reductions	1.65%	1.62%	1.81%H
Expenses net of fee waivers, if any	1.41%	1.41%	1.41%H
Expenses net of all reductions	1.41%	1.41%	1.41%H
Net investment income (loss)	(.43)%	(.54)%	(.42)%H
Supplemental Data
Net assets, end of period (000 omitted)	$96	$113	$107
Portfolio turnover rateI	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Small-Mid Cap Multi-Manager Fund, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,402,479
Gross unrealized depreciation	(3,028,617)
Net unrealized appreciation (depreciation) on securities	$373,862
Tax Cost	$29,909,366

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$373,862

The Fund intends to elect to defer to its next fiscal year $87,144 of capital losses recognized during the period November 1, 2015 to February 29, 2016. The Fund intends to elect to defer to its next fiscal year $5,937 of ordinary losses recognized during the period January 1, 2016 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$57,528	$ 1,356,523
Long-term Capital Gains	2,250,366	6,187,183
Total	$2,307,894	$ 7,543,706

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(30,053) and a change in net unrealized appreciation (depreciation) of $(124,785) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $28,266,691 and $28,247,857, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc., Arrowpoint Asset Management, LLC, Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Investment Advisers LLC (NBIA) (formerly Neuberger Berman Management, LLC), Portolan Capital Management, LLC, RS Investment Management Co. LLC, Systematic Financial Management, L.P. and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

AllianceBernstein, L.P. (AB) and FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2016, the Board of Trustees approved the appointment of J.P. Morgan Investment Management, Inc. (J.P. Morgan) as an additional sub-adviser for the Fund. Subsequent to period end, J.P. Morgan was allocated a portion of the Fund's assets. In addition, subsequent to period end, the following sub-advisers no longer manage a portion of the Fund's assets: Advisory Research, Inc., Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Investment Advisers LLC (NBIA) and RS Investment Management, LLC.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$271	$271

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$31,154.10
Class L	101.09
Class N	100.09
	$31,355

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviseror Sub-adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $141 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $49 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the Fund's management fee by $3,360.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	$75,334
Class F	1.06%	3,526
Class L	1.16%	250
Class N	1.41%	251

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $42 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Small-Mid Cap Multi-Manager	$919
Class L	2
Class N	2
$923

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended	February 29, 2016	February 28, 2015
From net realized gain
Small-Mid Cap Multi-Manager	$2,192,558	$7,265,773
Class F	100,434	233,738
Class L	7,482	22,236
Class N	7,420	21,959
Total	$2,307,894	$7,543,706

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended	February 29, 2016	February 28, 2015	February 29, 2016	February 28, 2015
Small-Mid Cap Multi-Manager
Shares sold	68,234	113,122	$721,553	$1,444,927
Reinvestment of distributions	215,320	642,246	2,192,558	7,265,773
Shares redeemed	(26,828)	(2,104,296)	(271,699)	(27,818,119)
Net increase (decrease)	256,726	(1,348,928)	$2,642,412	$(19,107,419)
Class F
Shares sold	64,042	45,500	$679,517	$572,509
Reinvestment of distributions	9,889	20,962	100,434	233,738
Shares redeemed	(28,287)	(8,120)	(304,978)	(99,982)
Net increase (decrease)	45,644	58,342	$474,973	$706,265
Class L
Reinvestment of distributions	735	1,989	7,482	22,236
Net increase (decrease)	735	1,989	$7,482	$22,236
Class N
Reinvestment of distributions	731	1,964	7,420	21,959
Net increase (decrease)	731	1,964	$7,420	$21,959

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Small-Mid Cap Multi-Manager	1.16%
Actual		$1,000.00	$898.90	$5.48
Hypothetical-C		$1,000.00	$1,019.10	$5.82
Class F	1.06%
Actual		$1,000.00	$899.20	$5.01
Hypothetical-C		$1,000.00	$1,019.59	$5.32
Class L	1.16%
Actual		$1,000.00	$898.80	$5.48
Hypothetical-C		$1,000.00	$1,019.10	$5.82
Class N	1.41%
Actual		$1,000.00	$897.70	$6.65
Hypothetical-C		$1,000.00	$1,017.85	$7.07

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2016, $1,617,841, or, if subsequently determined to be different, the net capital gain of such year.

Class L designates 46% and Class N designates 58% of the dividends distributed during the fiscal year as qualifying for the dividend–received deduction for corporate shareholders.

Class L designates 43% and Class N designates 54% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Fisher Investments, Inc. (Fisher Investments), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investments Management Co. LLC (RS Investments), Systematic Financial Management, L.P. (Systematic), and The Boston Company Asset Management, LLC (Boston Company) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, at its December 2015 meeting, the Board prospectively approved an amended sub-advisory agreement with Neuberger Berman to take effect upon the consummation of an internal reorganization that will result in Neuberger Berman Investment Advisers LLC (NBIA), an affiliate of Neuberger Berman, providing services to the fund. The Board noted that the reorganization would not result in any changes to the personnel that currently provide services to the fund or the nature, extent and quality of the services provided. In addition, the Board noted that the amendment would not result in any changes to the terms of the sub-advisory agreement. In reaching its determination to renew the fund's Advisory Contracts and approve an amended sub-advisory agreement with NBIA, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve an amended sub-advisory agreement with NBIA, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with NBIA is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve an amended sub-advisory agreement with NBIA was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Fisher Investments, Invesco, Kennedy Capital, Neuberger Berman, Pyramis, RS Investments, Systematic, and Boston Company(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2014, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class was in the third quartile for the one- and three-year periods ended December 31, 2014. The Board also noted that the retail class had under-performed 56% and 59% of its peers for the one- and three-year periods, respectively, ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.16%, 1.16%, and 1.41%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of Class F were below, and the total expenses of each of the retail class, Class L, and Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for the retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 16, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with AllianceBernstein L.P. (AB) (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser on behalf of other funds overseen by the Board and that although the fund will not utilize the same investment personnel, the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the information regarding the New Sub-Adviser provided in connection with its renewal of the existing sub-advisory agreements with the New Sub-Adviser at its September 2015 Board meeting.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2016. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving the Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On December 2, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Arrowpoint Asset Management, LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2016. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving the Sub-Advisory Agreement and that the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund's advisory contracts at the September 2015 meeting.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Strategic Advisers® Income Opportunities Fund of Funds Class L and Class N Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Class L	(7.74)%	3.46%
Class N	(7.97)%	3.30%

 A From June 19, 2012

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Income Opportunities Fund of Funds, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds - Class L on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$11,339	Strategic Advisers® Income Opportunities Fund of Funds - Class L
$11,321	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds declined for the year ending February 29, 2016, as macro concerns and heightened volatility overshadowed strong fundamentals in many high-yield industries. The BofA Merrill Lynch℠ US High Yield Constrained Index returned -8.51% the past year, sliding in early 2016 after its first calendar-year negative result since 2008. Still, the broader backdrop was largely supportive, spurred by an improving economy, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industry groups, led by healthcare, showed relative strength. The energy-heavy high-yield index began the period on an uptrend, as oil prices rebounded in the spring. However, increased volatility among U.S. Treasuries, commodities and stocks resulted in a sharp, four-month decline beginning in June. August and September saw a particularly steep sell-off, as oil prices fell below $40 per barrel. High-yield then bounced back alongside equities in October, as demand for risk assets improved and credit spreads tightened, only to retreat into early February as oil prices fell to a level not seen since 2004. Lower-quality bonds were the worst performers by a wide margin, hampered by rising default expectations.

Comments from Portfolio Manager Gregory Pappas:  For the year, the fund's share classes posted negative returns but outpaced the benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. A common theme among the fund's top-contributing managers was solid security selection within their core high-yield-bond portfolios. Janus High Yield Fund, Eaton Vance Income Fund of Boston and Fidelity® Capital & Income Fund all did a nice job of picking good-performing bonds and avoiding many of the worst-performing names in energy and other commodity-related groups. Janus and Eaton Vance also benefited from holdings of investment-grade corporate bonds, bank debt and cash. T. Rowe Price High-Yield Fund was another top contributor, bolstered by its holdings of non-U.S. high-yield bonds. On the downside, the biggest detractor by far was Third Avenue Focused Credit Fund, as this manager's performance was severely hampered by significant exposure to lower-quality and distressed debt. I had already liquidated the fund's allocation when Third Avenue management closed the fund to shareholder redemptions on December 9, 2015. Elsewhere, Hotchkis & Wiley High Yield Fund modestly detracted due to a slight overweighting in energy and a bias toward smaller-cap high-yield issuers. During the period, I eliminated several mutual funds and reduced the number of managers in the portfolio to five.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund I Class	24.4	18.1
MainStay High Yield Corporate Bond Fund Class I	19.9	5.1
BlackRock High Yield Bond Fund Institutional Class	19.9	10.8
Hotchkis & Wiley High Yield Fund Class I	19.8	11.3
Fidelity Capital & Income Fund	16.3	16.2
	100.3

Asset Allocation (% of fund's net assets)

As of February 29, 2016
High Yield Fixed-Income Funds	100.3%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.3)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

As of August 31, 2015
High Yield Fixed-Income Funds	100.1%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Fixed-Income Funds - 100.3%
	Shares	Value
High Yield Fixed-Income Funds - 100.3%
BlackRock High Yield Bond Fund Institutional Class	183,940	$1,287,580
Fidelity Capital & Income Fund (a)	119,752	1,053,814
Hotchkis & Wiley High Yield Fund Class I	120,335	1,281,572
MainStay High Yield Corporate Bond Fund Class I	249,043	1,290,042
T. Rowe Price High Yield Fund I Class	261,144	1,577,309

TOTAL HIGH YIELD FIXED-INCOME FUNDS		6,490,317

TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $7,123,882)		6,490,317
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(16,722)
NET ASSETS - 100%		$6,473,595

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Class I	$568,964	$23,754	$512,662	$25,565	$--
Fidelity Advisor High Income Fund Class I	123,229	--	110,947	5,409	--
Fidelity Capital & Income Fund	1,188,245	58,072	50,340	41,118	1,053,814
Fidelity High Income Fund	606,539	27,947	548,492	29,936	--
Total	$2,486,977	$109,773	$1,222,441	$102,028	$1,053,814

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,958,650)	$5,436,503
Affiliated issuers (cost $1,165,232)	1,053,814
Total Investments (cost $7,123,882)		$6,490,317
Receivable for investments sold		92,870
Receivable for fund shares sold		18,350
Dividends receivable		15,204
Prepaid expenses		4
Receivable from investment adviser for expense reductions		3,633
Other receivables		47
Total assets		6,620,425
Liabilities
Payable for investments purchased	$13,061
Payable for fund shares redeemed	111,220
Distribution and service plan fees payable	20
Audit fee payable	20,924
Other affiliated payables	68
Other payables and accrued expenses	1,537
Total liabilities		146,830
Net Assets		$6,473,595
Net Assets consist of:
Paid in capital		$7,682,591
Undistributed net investment income		5,894
Accumulated undistributed net realized gain (loss) on investments		(581,325)
Net unrealized appreciation (depreciation) on investments		(633,565)
Net Assets		$6,473,595
Income Opportunities:
Net Asset Value, offering price and redemption price per share ($5,632,306 ÷ 627,049 shares)		$8.98
Class F:
Net Asset Value, offering price and redemption price per share ($645,560 ÷ 71,881 shares)		$8.98
Class L:
Net Asset Value, offering price and redemption price per share ($98,147 ÷ 10,928 shares)		$8.98
Class N:
Net Asset Value, offering price and redemption price per share ($97,582 ÷ 10,865 shares)		$8.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$314,377
Affiliated issuers		102,028
Total income		416,405
Expenses
Management fee	$21,406
Transfer agent fees	233
Distribution and service plan fees	258
Accounting fees and expenses	891
Custodian fees and expenses	9,979
Independent trustees' compensation	81
Registration fees	39,087
Audit	35,393
Legal	53
Miscellaneous	58
Total expenses before reductions	107,439
Expense reductions	(100,033)	7,406
Net investment income (loss)		408,999
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(384,623)
Affiliated issuers	(187,220)
Realized gain distributions from underlying funds:
Unaffiliated issuers	11,806
Affiliated issuers	6,984
Total net realized gain (loss)		(553,053)
Change in net unrealized appreciation (depreciation) on investment securities		(432,818)
Net gain (loss)		(985,871)
Net increase (decrease) in net assets resulting from operations		$(576,872)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$408,999	$397,032
Net realized gain (loss)	(553,053)	76,292
Change in net unrealized appreciation (depreciation)	(432,818)	(353,036)
Net increase (decrease) in net assets resulting from operations	(576,872)	120,288
Distributions to shareholders from net investment income	(402,806)	(397,555)
Distributions to shareholders from net realized gain	(75,901)	(53,145)
Total distributions	(478,707)	(450,700)
Share transactions - net increase (decrease)	108,912	1,545,269
Redemption fees	(1,678)	1,359
Total increase (decrease) in net assets	(948,345)	1,216,216
Net Assets
Beginning of period	7,421,940	6,205,724
End of period (including undistributed net investment income of $5,894 and undistributed net investment income of $3,470, respectively)	$6,473,595	$7,421,940

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.42	$10.88	$10.60	$10.00
Income from Investment Operations
Net investment income (loss)C	.562	.585	.616	.436
Net realized and unrealized gain (loss)	(1.339)	(.382)	.296	.615
Total from investment operations	(.777)	.203	.912	1.051
Distributions from net investment income	(.553)	(.586)	(.610)	(.431)
Distributions from net realized gain	(.108)	(.079)	(.031)	(.020)
Total distributions	(.661)	(.665)	(.641)	(.451)
Redemption fees added to paid in capitalC	(.002)	.002	.009	–D
Net asset value, end of period	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	(7.83)%	1.95%	9.02%	10.69%
Ratios to Average Net AssetsG
Expenses before reductions	1.50%	1.53%	4.32%	10.12%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.73%	5.50%	5.83%	6.03%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,632	$6,515	$5,358	$1,042
Portfolio turnover rateI	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.42	$10.88	$10.60	$10.52
Income from Investment Operations
Net investment income (loss)C	.561	.586	.617	.125
Net realized and unrealized gain (loss)	(1.338)	(.383)	.295	.096
Total from investment operations	(.777)	.203	.912	.221
Distributions from net investment income	(.553)	(.586)	(.610)	(.121)
Distributions from net realized gain	(.108)	(.079)	(.031)	(.020)
Total distributions	(.661)	(.665)	(.641)	(.141)
Redemption fees added to paid in capitalC	(.002)	.002	.009	–D
Net asset value, end of period	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	(7.83)%	1.95%	9.02%	2.11%
Ratios to Average Net AssetsG
Expenses before reductions	1.49%	1.53%	4.16%	7.40%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.73%	5.50%	5.83%	5.99%H
Supplemental Data
Net assets, end of period (000 omitted)	$646	$694	$639	$184
Portfolio turnover rateI	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.561	.585	.186
Net realized and unrealized gain (loss)	(1.328)	(.392)	.278
Total from investment operations	(.767)	.193	.464
Distributions from net investment income	(.553)	(.586)	(.180)
Distributions from net realized gain	(.108)	(.079)	(.027)
Total distributions	(.661)	(.665)	(.207)
Redemption fees added to paid in capitalC	(.002)	.002	.003
Net asset value, end of period	$8.98	$10.41	$10.88
Total ReturnD,E	(7.74)%	1.85%	4.44%
Ratios to Average Net AssetsF
Expenses before reductions	1.50%	1.54%	3.35%G
Expenses net of fee waivers, if any	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%G
Net investment income (loss)	5.73%	5.50%	5.83%G
Supplemental Data
Net assets, end of period (000 omitted)	$98	$106	$104
Portfolio turnover rateH	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.537	.559	.178
Net realized and unrealized gain (loss)	(1.329)	(.392)	.279
Total from investment operations	(.792)	.167	.457
Distributions from net investment income	(.528)	(.560)	(.173)
Distributions from net realized gain	(.108)	(.079)	(.027)
Total distributions	(.636)	(.639)	(.200)
Redemption fees added to paid in capitalC	(.002)	.002	.003
Net asset value, end of period	$8.98	$10.41	$10.88
Total ReturnD,E	(7.97)%	1.60%	4.37%
Ratios to Average Net AssetsF
Expenses before reductions	1.75%	1.78%	3.61%G
Expenses net of fee waivers, if any	.35%	.35%	.35%G
Expenses net of all reductions	.35%	.35%	.35%G
Net investment income (loss)	5.48%	5.25%	5.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$98	$106	$104
Portfolio turnover rateH	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,825
Gross unrealized depreciation	(684,031)
Net unrealized appreciation (depreciation) on securities	$(678,206)
Tax Cost	$7,168,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,938
Capital loss carryforward	$(536,684)
Net unrealized appreciation (depreciation) on securities and other investments	$(678,206)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(46,565)
Long-term	(490,119)
Total capital loss carryforward	$(536,684)

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$415,940	$ 422,004
Long-term Capital Gains	62,767	28,696
Total	$478,707	$ 450,700

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $4,667,523 and $4,614,217, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$258	$258

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Income Opportunities	$229	-
Class L	2	–
Class N	2	–
	$233

 (a) Amount represents less than .005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2017. During the period, this waiver reduced the Fund's management fee by $21,406.

The investment adviser has contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$69,055
Class F	.10%	7,298
Class L	.10%	1,141
Class N	.35%	1,133

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended February 29, 2016	Years ended February 28, 2015
From net investment income
Income Opportunities	$353,566	$348,958
Class F	37,846	37,279
Class L	5,840	5,797
Class N	5,554	5,521
Total	$402,806	$397,555
From net realized gain
Income Opportunities	$66,570	$46,594
Class F	7,104	4,997
Class L	1,116	778
Class N	1,111	776
Total	$75,901	$53,145

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Years ended February 29, 2016	Years ended February 28, 2015	Years ended February 29, 2016	Years ended February 28, 2015
Income Opportunities
Shares sold	234,908	451,656	$2,325,146	$4,840,883
Reinvestment of distributions	42,871	37,241	419,934	395,140
Shares redeemed	(276,197)	(355,829)	(2,700,765)	(3,788,639)
Net increase (decrease)	1,582	133,068	$44,315	$1,447,384
Class F
Shares sold	21,905	22,962	$216,299	$244,913
Reinvestment of distributions	4,596	3,982	44,950	42,276
Shares redeemed	(21,270)	(19,020)	(210,272)	(202,158)
Net increase (decrease)	5,231	7,924	$50,977	$85,031
Class L
Reinvestment of distributions	709	620	$6,955	$6,560
Net increase (decrease)	709	620	$6,955	$6,560
Class N
Reinvestment of distributions	680	593	$6,665	$6,294
Net increase (decrease)	680	593	$6,665	$6,294

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Income Opportunities	.10%
Actual		$1,000.00	$940.10	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class F	.10%
Actual		$1,000.00	$940.10	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class L	.10%
Actual		$1,000.00	$940.10	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class N	.35%
Actual		$1,000.00	$938.90	$1.69
Hypothetical-C		$1,000.00	$1,023.12	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class L was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class L had out-performed 63% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board noted Strategic Advisers' 0.30% management fee waiver through April 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses of each class rank above their competitive medians primarily due to acquired fund fees and expenses.

Fees Charged to Other Clients.  The Board also considered fee structures paid by Strategic Advisers' other clients, such as other funds advised or subadvised by Strategic Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2016 and the Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

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www.fidelity.com

ODF-L-ODF-N-ANN-0416
1.9585963.102

Strategic Advisers® Income Opportunities Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Income Opportunities Fund	(8.26)%	3.23%	5.31%

 A From September 27, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund on September 27, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$15,464	Strategic Advisers® Income Opportunities Fund
$16,672	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds declined for the year ending February 29, 2016, as macro concerns and heightened volatility overshadowed strong fundamentals in many high-yield industries. The BofA Merrill Lynch℠ US High Yield Constrained Index returned -8.51% the past year, sliding in early 2016 after its first calendar-year negative result since 2008. Still, the broader backdrop was largely supportive, spurred by an improving economy, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industry groups, led by healthcare, showed relative strength. The energy-heavy high-yield index began the period on an uptrend, as oil prices rebounded in the spring. However, increased volatility among U.S. Treasuries, commodities and stocks resulted in a sharp, four-month decline beginning in June. August and September saw a particularly steep sell-off, as oil prices fell below $40 per barrel. High-yield then bounced back alongside equities in October, as demand for risk assets improved and credit spreads tightened, only to retreat into early February as oil prices fell to a level not seen since 2004. Lower-quality bonds were the worst performers by a wide margin, hampered by rising default expectations.

Comments from Portfolio Manager Gregory Pappas:  For the year, the fund returned -8.26% and modestly outpaced its benchmark, the BofA Merrill Lynch℠ US High Yield Constrained Index. A common theme among the fund’s top-contributing managers was solid security selection within their core high-yield-bond portfolios. Janus High Yield Fund, Eaton Vance Income Fund of Boston and Fidelity® Capital & Income Fund all did a nice job of picking good-performing bonds and avoiding many of the worst-performing names in energy and other commodity-related groups. Janus and Eaton Vance also benefited from holdings of investment-grade corporate bonds, bank debt and cash. T. Rowe Price High-Yield Fund was another top contributor, bolstered by its holdings of non-U.S. high-yield bonds. On the downside, the biggest detractor by far was Third Avenue Focused Credit Fund, as this manager’s performance was severely hampered by significant exposure to lower-quality and distressed debt. I was in the process of reducing the fund’s allocation when Third Avenue management closed the fund to shareholder redemptions on December 9, 2015. I expect that the fund’s remaining allocation, which was less than 1% at period end, will be sold off in an orderly fashion. Elsewhere, Hotchkis & Wiley High Yield Fund modestly detracted due to a slight overweighting in energy and a bias toward smaller-cap high-yield issuers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund I Class	18.6	17.9
Fidelity Capital & Income Fund	17.7	17.5
BlackRock High Yield Bond Portfolio Investor A Class	11.6	11.6
Janus High-Yield Fund Class T	11.3	10.8
Hotchkis and Wiley High Yield Fund Class A	10.5	10.3
Eaton Vance Income Fund of Boston Class A	8.0	7.5
Fidelity Advisor High Income Advantage Fund Class I	7.0	7.1
Fidelity High Income Fund	6.6	8.2
MainStay High Yield Corporate Bond Fund Class A	6.1	3.8
Artisan High Income Fund Investor Shares	1.0	0.0
	98.4

Asset Allocation (% of fund's net assets)

As of February 29, 2016
High Yield Fixed-Income Funds	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

As of August 31, 2015
High Yield Fixed-Income Funds	100.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments February 29, 2016

Showing Percentage of Net Assets

Fixed-Income Funds - 99.9%
	Shares	Value
High Yield Fixed-Income Funds - 99.9%
Artisan High Income Fund Investor Shares	4,077,414	$36,248,209
BlackRock High Yield Bond Portfolio Investor A Class	63,410,539	443,873,774
Eaton Vance Income Fund of Boston Class A	57,273,187	306,411,550
Fidelity Advisor High Income Advantage Fund Class I (a)	30,060,445	267,237,354
Fidelity Advisor High Income Fund Class I (a)	3,682,250	25,849,395
Fidelity Capital & Income Fund (a)	76,562,966	673,754,104
Fidelity High Income Fund (a)	32,807,385	253,601,089
Hotchkis and Wiley High Yield Fund Class A	37,880,668	400,777,465
Janus High-Yield Fund Class T	55,022,031	431,372,726
MainStay High Yield Corporate Bond Fund Class A	44,932,794	232,302,546
T. Rowe Price High Yield Fund I Class	117,200,671	707,892,054
Third Avenue Focused Credit Fund Investor Class	7,014,286	30,705,039
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $4,193,819,127)		3,810,025,305
NET OTHER ASSETS (LIABILITIES) - 0.1%		3,498,049
NET ASSETS - 100%		$3,813,523,354

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Class I	$264,787,761	$49,705,034	$5,350,910	$14,355,336	$267,237,354
Fidelity Advisor High Income Fund Class I	43,206,263	--	12,256,734	2,145,201	25,849,395
Fidelity Capital & Income Fund	727,786,715	65,030,627	30,114,897	30,020,566	673,754,104
Fidelity High Income Fund	370,801,033	19,023,756	85,765,029	19,021,722	253,601,089
Total	$1,406,581,772	$133,759,417	$133,487,570	$65,542,825	$1,220,441,942

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Fixed-Income Funds	$3,810,025,305	$3,779,320,266	$--	$30,705,039
Total Investments in Securities:	$3,810,025,305	$3,779,320,266	$--	$30,705,039

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Fixed Income Funds:
Beginning Balance	$--
Net Realized Gain (Loss) on Investment Securities	(62,092,387)
Net Unrealized Gain (Loss) on Investment Securities	1,882,392
Cost of Purchases	12,957,205
Proceeds of Sales	(165,595,426)
Amortization/Accretion	--
Transfers into Level 3	243,553,255
Transfers out of Level 3	--
Ending Balance	$30,705,039
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at February 29, 2016	$1,882,392

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $2,936,476,933)	$2,589,583,363
Affiliated issuers (cost $1,257,342,194)	1,220,441,942
Total Investments (cost $4,193,819,127)		$3,810,025,305
Receivable for investments sold		315,218
Receivable for fund shares sold		1,793,548
Dividends receivable		5,451,674
Prepaid expenses		2,059
Other receivables		32,789
Total assets		3,817,620,593
Liabilities
Payable for investments purchased	$1,760,374
Payable for fund shares redeemed	2,224,313
Distributions payable	12,583
Other affiliated payables	24,073
Other payables and accrued expenses	75,896
Total liabilities		4,097,239
Net Assets		$3,813,523,354
Net Assets consist of:
Paid in capital		$4,286,748,041
Distributions in excess of net investment income		(17,383,826)
Accumulated undistributed net realized gain (loss) on investments		(72,047,039)
Net unrealized appreciation (depreciation) on investments		(383,793,822)
Net Assets, for 449,736,510 shares outstanding		$3,813,523,354
Net Asset Value, offering price and redemption price per share ($3,813,523,354 ÷ 449,736,510 shares)		$8.48

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$161,847,199
Affiliated issuers		65,542,825
Total income		227,390,024
Expenses
Management fee	$10,192,668
Transfer agent fees	251
Accounting fees and expenses	314,026
Custodian fees and expenses	9,462
Independent trustees' compensation	45,263
Registration fees	110,804
Audit	44,222
Legal	30,147
Miscellaneous	33,246
Total expenses before reductions	10,780,089
Expense reductions	(10,192,668)	587,421
Net investment income (loss)		226,802,603
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(65,690,436)
Affiliated issuers	(7,607,226)
Realized gain distributions from underlying funds:
Unaffiliated issuers	6,409,174
Affiliated issuers	4,260,970
Total net realized gain (loss)		(62,627,518)
Change in net unrealized appreciation (depreciation) on underlying funds		(510,405,806)
Net gain (loss)		(573,033,324)
Net increase (decrease) in net assets resulting from operations		$(346,230,721)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$226,802,603	$234,024,724
Net realized gain (loss)	(62,627,518)	77,071,834
Change in net unrealized appreciation (depreciation)	(510,405,806)	(224,831,237)
Net increase (decrease) in net assets resulting from operations	(346,230,721)	86,265,321
Distributions to shareholders from net investment income	(234,835,696)	(234,783,793)
Distributions to shareholders from net realized gain	(51,481,511)	(59,998,241)
Distributions to shareholders from tax return of capital	(9,936,573)	–
Total distributions	(296,253,780)	(294,782,034)
Share transactions
Proceeds from sales of shares	722,122,764	887,820,862
Reinvestment of distributions	296,039,321	294,521,911
Cost of shares redeemed	(787,315,991)	(1,191,608,104)
Net increase (decrease) in net assets resulting from share transactions	230,846,094	(9,265,331)
Total increase (decrease) in net assets	(411,638,407)	(217,782,044)
Net Assets
Beginning of period	4,225,161,761	4,442,943,805
End of period (including distributions in excess of net investment income of $17,383,826 and distributions in excess of net investment income of $9,078,457, respectively)	$3,813,523,354	$4,225,161,761
Other Information
Shares
Sold	77,297,897	87,043,026
Issued in reinvestment of distributions	31,860,963	29,007,855
Redeemed	(84,486,906)	(116,059,617)
Net increase (decrease)	24,671,954	(8,736)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$9.94	$10.45	$10.21	$9.81	$10.10
Income from Investment Operations
Net investment income (loss)B	.518	.551	.579	.595	.657
Net realized and unrealized gain (loss)	(1.300)	(.369)	.297	.430	(.286)
Total from investment operations	(.782)	.182	.876	1.025	.371
Distributions from net investment income	(.537)C	(.552)	(.569)	(.595)	(.653)
Distributions from net realized gain	(.118)C	(.140)	(.067)	(.030)	(.008)
Tax return of capital	(.023)	–	–	–	–
Total distributions	(.678)	(.692)	(.636)	(.625)	(.661)
Net asset value, end of period	$8.48	$9.94	$10.45	$10.21	$9.81
Total ReturnD	(8.26)%	1.82%	8.90%	10.82%	4.00%
Ratios to Average Net AssetsE
Expenses before reductions	.26%	.26%	.27%	.27%	.27%
Expenses net of fee waivers, if any	.01%	.01%	.02%	.02%	.02%
Expenses net of all reductions	.01%	.01%	.02%	.02%	.02%
Net investment income (loss)	5.56%	5.40%	5.66%	6.01%	6.82%
Supplemental Data
Net assets, end of period (000 omitted)	$3,813,523	$4,225,162	$4,442,944	$3,769,123	$2,954,875
Portfolio turnover rateF	10%	16%	12%	27%	2%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Income Opportunities Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is generally categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds that are deemed to be return of capital are recorded as a reduction of cost of investments.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustees compensation, tax return of capital distribution and losses deferred due to wash sales.

For the period ended February 29, 2016, the Fund’s distributions exceeded the aggregate amount of taxable income and net realized gains resulting in a return of capital for tax purposes. This was due to reductions in taxable income available for distribution after certain distributions had been made.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$43,608,861
Gross unrealized depreciation	(435,670,161)
Net unrealized appreciation (depreciation) on securities	$(392,061,300)
Tax Cost	$4,202,086,605

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(24,400,316)
Net unrealized appreciation (depreciation) on securities and other investments	$(392,061,300)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(8,381,080)
Long-term	(16,019,236)
Total capital loss carryforward	$(24,400,316)

The Fund intends to elect to defer to its next fiscal year $39,379,245 of capital losses recognized during the period November 1, 2015 to February 29 , 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$247,182,090	$ 239,001,973
Long-term Capital Gains	39,135,117	55,780,061
Tax Return of Capital	9,936,573	–
Total	$296,253,780	$ 294,782,034

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $578,476,473 and $404,312,743, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .75% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .25% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of less than .01 % of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3,978 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2018. During the period, this waiver reduced the Fund's management fee by $ 10,192,668.

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 16% of the total outstanding shares of Fidelity Advisor High Income Advantage Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Income Opportunities Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Actual	.01%	$1,000.00	$935.80	$.05
Hypothetical-C		$1,000.00	$1,024.81	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.02% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Income Opportunities Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2014, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-, three-, and five-year periods ended December 31, 2014. The Board also noted that the fund had out-performed 60%, 74%, and 66% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2018 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.75%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Income Opportunities Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The Board noted that the fund's total expenses ranked above median primarily because the fund invested a majority of its assets in shares of unaffiliated underlying funds that typically charge distribution and/or service fees. These amounts are reflected in the fund's overall expense ratio through its "Acquired fund fees and expenses."

Fees Charged to Other Clients.  The Board also considered fee structures paid by Strategic Advisers' other clients, such as other funds advised or subadvised by Strategic Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2018.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SRQ-ANN-0416
1.912881.105

Strategic Advisers® Emerging Markets Fund of Funds Class F Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Class F	(23.79)%	(5.66)%

 A From May 2, 2012.

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Emerging Markets Fund of Funds, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds - Class F on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$8,001	Strategic Advisers® Emerging Markets Fund of Funds - Class F
$8,016	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the year ending February 29, 2016, held back by a collapse in commodity prices that affected resources-related sectors and geographies in particular. The non-U.S. developed-markets MSCI EAFE Index returned -15.04% for the 12 months, hurt also by concerns about global economic growth. Stocks in developing markets fell further, with the MSCI Emerging Markets Index returning -23.13%. Commodity producers were pressured for much of the year, largely related to economic deceleration in China, the world's second-largest economy and a leading consumer of raw materials. Effects were exacerbated by U.S. dollar strength relative to global currencies, weighing on commodities priced in dollars and acutely affecting the equity returns of resources-related areas. Among regions within the MSCI EAFE Index, net energy consumer Japan (-10%) fared best; Asia Pacific ex Japan (-19%), worst. At the country level, only Denmark (+5%) and Israel (+3%) managed a gain, with several notching declines of greater than 20%. As for sectors, consumer staples (-2%) and telecommunication services (-6%) lost the least, whereas materials (-29%), financials (-22%) and energy (-21%) lost the most. Among emerging-markets countries, Hungary (+27%) proved the sole gainer. Meanwhile, Greece (-68%), Brazil (-40%), China (-29%) and India (-26%) headed the market's broad-based decline.

Comments from Portfolio Manager Wilfred Chilangwa:  For the year, the fund's share classes modestly trailed the benchmark MSCI Emerging Markets Index. Relative to the benchmark, performance was hampered by an increase in our exposure to China via two exchange-traded funds (ETFs), which was done to keep the fund's underweighting in the country from becoming too large. Acadian Emerging Markets Portfolio also detracted, as this manager's quantitatively driven value style was a headwind during a period when growth strategies generally outperformed. Causeway Emerging Markets Fund, a newly added manager during the period, stumbled with selections across several sectors in Brazil and India. On the plus side, Fidelity® Emerging Markets Fund was the top relative contributor. This manager's focus on what it considers "best of breed" growth stocks yielded solid picks in information technology and industrials, along with a beneficial overweighting in health care. T. Rowe Price Emerging Markets Stock Fund also contributed, led by favorable positioning in technology and consumer staples in China, Taiwan and Mexico. I increased the fund's exposure to all-cap managers by adding Brandes Emerging Markets Value Fund and Causeway Emerging Markets Fund. I eliminated Thornburg Developing World Fund due to a change in portfolio manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	11.5	13.0
T. Rowe Price Emerging Markets Stock Fund Class I	11.1	12.2
Aberdeen Emerging Markets Fund Institutional Class	10.7	12.9
Fidelity Emerging Markets Fund	10.5	10.0
Lazard Emerging Markets Equity Portfolio Institutional Class	9.5	11.9
Causeway Emerging Markets Fund - Investor Class	8.3	5.3
Oppenheimer Developing Markets Fund Class Y	6.7	6.2
Parametric Emerging Markets Fund Institutional Class	5.6	5.5
Brandes Emerging Markets Value Fund Class A	4.8	5.1
iShares MSCI China ETF	4.5	0.0
	83.2

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Diversified Emerging Markets Funds	91.5%
Other	8.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

As of August 31, 2015
Diversified Emerging Markets Funds	95.2%
Other	4.8%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments February 29, 2016

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Diversified Emerging Markets Funds - 91.5%
Aberdeen Emerging Markets Fund Institutional Class	98,729	$1,075,164
Acadian Emerging Markets Portfolio Institutional Class	83,707	1,154,317
Brandes Emerging Markets Value Fund Class A	77,845	484,973
Causeway Emerging Markets Fund - Investor Class	94,142	837,864
Fidelity Emerging Markets Fund (a)	52,366	1,054,660
GMO Emerging Markets Fund Class IV	41,973	316,896
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	22,817	326,974
iShares Core MSCI Emerging Markets ETF	11,910	440,432
Lazard Emerging Markets Equity Portfolio Institutional Class	74,496	955,037
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	13,397	215,826
Oppenheimer Developing Markets Fund Class Y	24,108	672,842
Parametric Emerging Markets Fund Institutional Class	50,842	566,376
T. Rowe Price Emerging Markets Stock Fund Class I	42,261	1,115,267
Wasatch Frontier Emerging Small Countries Fund	692	1,778

TOTAL DIVERSIFIED EMERGING MARKETS FUNDS		9,218,406

Other - 8.4%
iShares MSCI China ETF	11,835	453,872
iShares MSCI South Korea Index ETF	6,400	298,432
Matthews Pacific Tiger Fund Institutional Class	113	2,425
SPDR S&P China ETF	1,452	91,781

TOTAL OTHER		846,510

TOTAL EQUITY FUNDS
(Cost $12,726,662)		10,064,916

Money Market Funds - 0.3%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (b)
(Cost $26,591)	26,591	26,591
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $12,753,253)		10,091,507
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(19,461)
NET ASSETS - 100%		$10,072,046

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$1,317,796	$5,732	$--	$5,732	$1,054,660
Total	$1,317,796	$5,732	$--	$5,732	$1,054,660

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,537,455)	$9,036,847
Affiliated issuers (cost $1,215,798)	1,054,660
Total Investments (cost $12,753,253)		$10,091,507
Receivable for investments sold		33,016
Receivable for fund shares sold		7,253
Prepaid expenses		6
Receivable from investment adviser for expense reductions		3,475
Other receivables		126
Total assets		10,135,383
Liabilities
Payable for fund shares redeemed	40,268
Distribution and service plan fees payable	16
Audit fee payable	20,924
Other affiliated payables	270
Other payables and accrued expenses	1,859
Total liabilities		63,337
Net Assets		$10,072,046
Net Assets consist of:
Paid in capital		$13,494,863
Distributions in excess of net investment income		(15,267)
Accumulated undistributed net realized gain (loss) on investments		(745,804)
Net unrealized appreciation (depreciation) on investments		(2,661,746)
Net Assets		$10,072,046
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($8,484,571 ÷ 1,128,155 shares)		$7.52
Class F:
Net Asset Value, offering price and redemption price per share ($1,406,978 ÷ 187,090 shares)		$7.52
Class L:
Net Asset Value, offering price and redemption price per share ($103,027 ÷ 13,692 shares)		$7.52
Class N:
Net Asset Value, offering price and redemption price per share ($77,470 ÷ 10,300 shares)		$7.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$139,999
Affiliated issuers		5,732
Interest		4
Total income		145,735
Expenses
Management fee	$35,239
Transfer agent fees	2,465
Distribution and service plan fees	227
Accounting fees and expenses	1,466
Custodian fees and expenses	9,892
Independent trustees' compensation	131
Registration fees	39,575
Audit	38,562
Legal	299
Miscellaneous	205
Total expenses before reductions	128,061
Expense reductions	(116,829)	11,232
Net investment income (loss)		134,503
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(743,151)
Realized gain distributions from underlying funds:
Unaffiliated issuers	27,978
Total net realized gain (loss)		(715,173)
Change in net unrealized appreciation (depreciation) on investment securities		(2,592,155)
Net gain (loss)		(3,307,328)
Net increase (decrease) in net assets resulting from operations		$(3,172,825)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$134,503	$150,187
Net realized gain (loss)	(715,173)	43,324
Change in net unrealized appreciation (depreciation)	(2,592,155)	306,653
Net increase (decrease) in net assets resulting from operations	(3,172,825)	500,164
Distributions to shareholders from net investment income	(153,397)	(164,989)
Distributions to shareholders from net realized gain	(41,904)	(38,522)
Total distributions	(195,301)	(203,511)
Share transactions - net increase (decrease)	1,263,774	1,380,457
Redemption fees	5,629	82
Total increase (decrease) in net assets	(2,098,723)	1,677,192
Net Assets
Beginning of period	12,170,769	10,493,577
End of period (including distributions in excess of net investment income of $15,267 and distributions in excess of net investment income of $49, respectively)	$10,072,046	$12,170,769

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$9.75	$10.53	$10.00
Income from Investment Operations
Net investment income (loss)C	.10	.13	.13	.14
Net realized and unrealized gain (loss)	(2.47)	.34	(.78)	.53
Total from investment operations	(2.37)	.47	(.65)	.67
Distributions from net investment income	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	(.03)	(.04)	(.03)	–
Total distributions	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–
Net asset value, end of period	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	(23.79)%	4.86%	(6.18)%	6.71%
Ratios to Average Net AssetsI
Expenses before reductions	1.09%	1.07%	1.25%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.14%	1.29%	1.29%	1.71%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,485	$10,979	$9,832	$9,475
Portfolio turnover rateK	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$9.75	$10.53	$10.43
Income from Investment Operations
Net investment income (loss)C	.10	.13	.13	.10
Net realized and unrealized gain (loss)	(2.47)	.34	(.78)	.14
Total from investment operations	(2.37)	.47	(.65)	.24
Distributions from net investment income	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	(.03)	(.04)	(.03)	–
Total distributions	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–
Net asset value, end of period	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	(23.79)%	4.86%	(6.18)%	2.31%
Ratios to Average Net AssetsI
Expenses before reductions	1.04%	1.03%	1.43%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.15%	1.29%	1.29%	4.90%J
Supplemental Data
Net assets, end of period (000 omitted)	$1,407	$988	$466	$154
Portfolio turnover rateK	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class L

Years ended February 28,	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.10	.13	.11
Net realized and unrealized gain (loss)	(2.48)	.35	(.36)
Total from investment operations	(2.38)	.48	(.25)
Distributions from net investment income	(.12)	(.15)	(.11)
Distributions from net realized gain	(.03)	(.04)	(.02)
Total distributions	(.15)	(.18)D	(.13)
Redemption fees added to paid in capitalC,E	–	–	–
Net asset value, end of period	$7.52	$10.05	$9.75
Total ReturnF,G	(23.87)%	4.97%	(2.56)%
Ratios to Average Net AssetsH
Expenses before reductions	1.08%	1.07%	1.79%I
Expenses net of fee waivers, if any	.10%	.10%	.10%I
Expenses net of all reductions	.09%	.10%	.10%I
Net investment income (loss)	1.15%	1.29%	3.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$103	$102	$97
Portfolio turnover rateJ	61%	11%	10%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class N

Years ended February 28,	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.08	.11	.10
Net realized and unrealized gain (loss)	(2.48)	.34	(.36)
Total from investment operations	(2.40)	.45	(.26)
Distributions from net investment income	(.10)	(.12)	(.10)
Distributions from net realized gain	(.03)	(.04)	(.02)
Total distributions	(.13)	(.15)D	(.12)
Redemption fees added to paid in capitalC,E	–	–	–
Net asset value, end of period	$7.52	$10.05	$9.75
Total ReturnF,G	(24.04)%	4.69%	(2.59)%
Ratios to Average Net AssetsH
Expenses before reductions	1.33%	1.32%	2.05%I
Expenses net of fee waivers, if any	.35%	.35%	.35%I
Expenses net of all reductions	.34%	.35%	.35%I
Net investment income (loss)	.89%	1.04%	3.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$77	$102	$97
Portfolio turnover rateJ	61%	11%	10%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustee compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,915
Gross unrealized depreciation	(2,828,472)
Net unrealized appreciation (depreciation) on securities	$(2,823,557)
Tax Cost	$12,915,064

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(583,994)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,823,557)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(439,639)
Long-term	(144,355)
Total capital loss carryforward	$(583,994)

The Fund intends to elect to defer to its next fiscal year $15,180 of ordinary losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$153,397	$ 173,014
Long-term Capital Gains	41,904	30,497
Total	$195,301	$ 203,511

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $8,395,165 and $7,167,413, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, M&G Investments Management Limited, Somerset Capital Management LLP and FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$227	$ 227

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$2,419.02
Class L	33.03
Class N	13.01
	$2,465

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2017. During the period, this waiver reduced the Fund's management fee by $35,239.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$71,536
Class F	.10%	7,910
Class L	.10%	738
Class N	.35%	622

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $776 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Emerging Markets	$8

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	February 29, 2016	February 28, 2015
From net investment income
Emerging Markets	$131,277	$150,910
Class F	19,572	11,431
Class L	1,561	1,455
Class N	987	1,193
Total	$153,397	$164,989
From net realized gain
Emerging Markets	$37,618	$35,871
Class F	3,615	1,951
Class L	336	350
Class N	335	350
Total	$41,904	$38,522

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	February 29, 2016	February 28, 2015	February 29, 2016	February 28, 2015
Emerging Markets
Shares sold	216,254	166,658	$2,043,757	$1,723,851
Reinvestment of distributions	19,731	18,973	168,895	186,781
Shares redeemed	(200,793)	(101,526)	(1,770,355)	(1,053,925)
Net increase (decrease)	35,192	84,105	$442,297	$856,707
Class F
Shares sold	110,265	54,370	$975,103	$560,712
Reinvestment of distributions	2,749	1,363	23,187	13,382
Shares redeemed	(24,271)	(5,246)	(211,252)	(53,692)
Net increase (decrease)	88,743	50,487	$787,038	$520,402
Class L
Shares sold	3,291	–	$31,220	$–
Reinvestment of distributions	224	183	1,897	1,805
Net increase (decrease)	3,515	183	$33,117	$1,805
Class N
Reinvestment of distributions	153	157	1,322	1,543
Net increase (decrease)	153	157	$1,322	$1,543

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 75% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Emerging Markets	.10%
Actual		$1,000.00	$911.20	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class F	.10%
Actual		$1,000.00	$911.20	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class L	.10%
Actual		$1,000.00	$911.20	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class N	.35%
Actual		$1,000.00	$910.20	$1.66
Hypothetical-C		$1,000.00	$1,023.12	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class F designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class F designates 86% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	12/30/15	$0.1347	$0.0261

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class F had out-performed 60% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2016 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

RMF-F-ANN-0416
1.951485.103

Strategic Advisers® Core Income Multi-Manager Fund Class F Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Class F	(0.12)%	2.32%

 A From June 19, 2012

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund - Class F on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$10,884	Strategic Advisers® Core Income Multi-Manager Fund - Class F
$10,856	Barclays® U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest return for the year ending February 29, 2016, amid an environment in which investors largely avoided riskier debt. The Barclays® U.S. Aggregate Bond Index returned 1.50%, with coupon (stated interest) payments more than making up for bond-price declines. Bond yields rose early in the period due to increased expectations for higher policy interest rates. The U.S. Federal Reserve, however, took no action to raise rates over the summer amid a dampened global economic outlook. Rate-hike expectations cooled in September, in an environment of decreased bond issuance, weaker economic data emanating from China and falling crude-oil prices. They then rose significantly in late October and November, as the U.S. economy continued to improve, leading to the Fed's mid-December rate hike, its first since 2006. Bond prices rallied late in the period, partly because global investors faced with negative yields in Japan and parts of Europe were attracted to U.S. Treasury investments, which returned about 3% for the period, leading all major sectors. Conversely, investment-grade credit declined for the period, and securitized sectors managed positive returns that lagged on a risk-adjusted basis. Outside the index, U.S. corporate high-yield bonds fell sharply, according to Barclays, fueled by a broad retreat from risk assets.

Comments from Portfolio Manager Gregory Pappas:  For the year, the fund's share classes posted negative returns and lagged the benchmark, the Barclays® U.S. Aggregate Bond Index. Relative to the benchmark, a Core Investment Grade strategy run by sub-adviser FIAM℠ was among the largest detractors, due to an overweighting in energy-related securities. PIMCO Total Return Fund performed well for most of the period, but reversed course in January and February when short-term U.S. Treasury yields fell after having risen earlier on. PIMCO was positioned for rising short-term yields, believing the Fed would raise interest rates several times in 2016, and maintained that strategy. Collectively, Western Asset Core Bond Fund and Western Asset Core Plus Bond Fund detracted due to concentrated positions in BBB-rated corporate bonds, which lagged higher-quality corporates. On the plus side, we had a few small contributors, including DoubleLine Total Return Bond Fund and JPMorgan Core Bond Select, both of which were helped by holdings of agency and non-agency mortgage-backed securities. I sold our positions in these funds during the period as part of a restructuring which reduced the number of managers in the portfolio to four. I also liquidated our position in Prudential Short-Term Corporate Bond Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Western Asset Core Bond Fund Class I	31.0	6.2
Metropolitan West Total Return Bond Fund Class I	24.0	12.2
PIMCO Total Return Fund Institutional Class	21.1	20.6
U.S. Treasury Obligations	5.3	5.2
Fannie Mae	2.4	2.1
Ginnie Mae	1.4	1.3
Freddie Mac	1.0	1.0
Verizon Communications, Inc.	0.8	0.7
JPMorgan Chase Commercial Mortgage Securities Trust	0.7	0.8
Goldman Sachs Group, Inc.	0.7	0.8
	88.4

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Corporate Bonds	10.4%
U.S. Government and U.S. Government Agency Obligations	10.1%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	1.9%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	76.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

As of August 31, 2015
Corporate Bonds	11.6%
U.S. Government and U.S. Government Agency Obligations	9.6%
CMOs and Other Mortgage Related Securities	1.8%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	72.6%
Intermediate Government Funds	0.9%
Short-Term Funds	2.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments February 29, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 10.4%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.6%
Automobiles - 0.4%
General Motors Co.:
3.5% 10/2/18	$20,000	$20,058
6.6% 4/1/36	5,000	5,139
6.75% 4/1/46	11,000	11,501
General Motors Financial Co., Inc.:
2.625% 7/10/17	20,000	19,917
3% 9/25/17	31,000	31,027
3.25% 5/15/18	10,000	9,974
3.5% 7/10/19	10,000	9,999
4.25% 5/15/23	10,000	9,751
4.375% 9/25/21	55,000	55,320
4.75% 8/15/17	15,000	15,372
		188,058
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	9,000	9,543
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
2.75% 12/9/20	2,000	2,058
3.7% 1/30/26	5,000	5,219
4.7% 12/9/35	3,000	3,105
4.875% 12/9/45	4,000	4,203
		14,585
Household Durables - 0.2%
D.R. Horton, Inc. 4% 2/15/20	100,000	101,750
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22 (a)	13,000	13,204
4.908% 7/23/25 (a)	16,000	16,377
Discovery Communications LLC 3.25% 4/1/23	2,000	1,837
NBCUniversal, Inc. 5.15% 4/30/20	100,000	112,567
Time Warner Cable, Inc.:
4% 9/1/21	118,000	120,322
5.5% 9/1/41	10,000	8,903
5.875% 11/15/40	13,000	12,096
6.55% 5/1/37	18,000	18,133
7.3% 7/1/38	17,000	17,940
8.25% 4/1/19	17,000	19,437
Viacom, Inc. 4.25% 9/1/23	22,000	21,500
		362,316
Multiline Retail - 0.1%
Family Tree Escrow LLC 5.25% 3/1/20 (a)	30,000	31,500

TOTAL CONSUMER DISCRETIONARY		707,752

CONSUMER STAPLES - 0.4%
Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	20,000	20,356
3.3% 2/1/23	20,000	20,560
3.65% 2/1/26	20,000	20,628
4.7% 2/1/36	23,000	24,118
4.9% 2/1/46	26,000	27,869
Constellation Brands, Inc. 4.25% 5/1/23	40,000	41,450
		154,981
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	7,000	7,047
Food Products - 0.0%
ConAgra Foods, Inc. 1.9% 1/25/18	4,000	3,997
Tobacco - 0.1%
Altria Group, Inc. 4.75% 5/5/21	20,000	22,141
Reynolds American, Inc.:
2.3% 6/12/18	5,000	5,053
4% 6/12/22	3,000	3,239
5.7% 8/15/35	3,000	3,387
6.15% 9/15/43	4,000	4,741
		38,561

TOTAL CONSUMER STAPLES		204,586

ENERGY - 1.2%
Energy Equipment & Services - 0.2%
DCP Midstream LLC 4.75% 9/30/21 (a)	100,000	67,863
Halliburton Co.:
3.8% 11/15/25	6,000	5,680
4.85% 11/15/35	5,000	4,370
5% 11/15/45	7,000	6,204
		84,117
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000	2,032
Chesapeake Energy Corp.:
5.75% 3/15/23	5,000	1,050
6.125% 2/15/21	165,000	34,650
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (a)	2,000	1,919
3.3% 6/1/20 (a)	12,000	11,237
4.5% 6/1/25 (a)	3,000	2,728
5.8% 6/1/45 (a)	4,000	3,385
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	4,564
2.7% 4/1/19	4,000	3,281
3.875% 3/15/23	20,000	14,411
5.6% 4/1/44	10,000	6,111
El Paso Corp. 6.5% 9/15/20	20,000	20,203
Enable Midstream Partners LP:
2.4% 5/15/19	3,000	2,311
3.9% 5/15/24	3,000	1,916
Kinder Morgan, Inc.:
3.05% 12/1/19	123,000	113,547
4.3% 6/1/25	20,000	18,088
MPLX LP 4% 2/15/25	2,000	1,517
Petrobras Global Finance BV:
5.625% 5/20/43	10,000	5,810
7.25% 3/17/44	91,000	59,287
Petroleos Mexicanos:
3.5% 7/23/20 (a)	10,000	9,425
5.5% 2/4/19 (a)	15,000	15,510
6.375% 2/4/21 (a)	25,000	25,994
6.5% 6/2/41	15,000	13,107
Southwestern Energy Co.:
3.3% 1/23/18	4,000	2,880
4.05% 1/23/20	8,000	5,160
4.95% 1/23/25	46,000	26,450
Spectra Energy Partners, LP 2.95% 9/25/18	2,000	1,969
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,220
4.55% 6/24/24	38,000	28,500
Western Gas Partners LP 5.375% 6/1/21	2,000	1,708
Williams Partners LP 4.3% 3/4/24	8,000	6,254
		447,224

TOTAL ENERGY		531,341

FINANCIALS - 5.4%
Banks - 1.5%
Bank of America Corp.:
3.3% 1/11/23	39,000	38,980
3.875% 8/1/25	2,000	2,053
3.95% 4/21/25	43,000	41,633
4% 1/22/25	89,000	86,567
4.1% 7/24/23	5,000	5,207
4.2% 8/26/24	4,000	4,005
4.25% 10/22/26	11,000	10,896
4.45% 3/3/26	10,000	10,000
Citigroup, Inc.:
1.85% 11/24/17	21,000	20,932
4.05% 7/30/22	4,000	4,076
4.4% 6/10/25	11,000	10,968
5.3% 5/6/44	21,000	21,045
5.5% 9/13/25	4,000	4,285
Citizens Financial Group, Inc. 4.3% 12/3/25	20,000	20,540
Credit Suisse AG 6% 2/15/18	2,000	2,117
Credit Suisse New York Branch 1.7% 4/27/18	108,000	106,860
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	4,040
3.875% 9/10/24	26,000	26,126
4.125% 12/15/26	31,000	31,450
4.25% 10/15/20	4,000	4,277
4.35% 8/15/21	4,000	4,337
4.625% 5/10/21	4,000	4,370
4.95% 3/25/20	4,000	4,357
Regions Financial Corp. 2% 5/15/18	10,000	9,911
Royal Bank of Canada 4.65% 1/27/26	22,000	22,191
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	95,783
6% 12/19/23	35,000	35,358
6.1% 6/10/23	13,000	13,163
6.125% 12/15/22	29,000	30,441
		675,968
Capital Markets - 1.3%
Affiliated Managers Group, Inc. 4.25% 2/15/24	4,000	4,122
Goldman Sachs Group, Inc.:
1.748% 9/15/17	30,000	29,978
2.625% 1/31/19	24,000	24,183
2.9% 7/19/18	29,000	29,405
5.75% 1/24/22	8,000	9,090
6.75% 10/1/37	190,000	217,204
Lazard Group LLC 4.25% 11/14/20	8,000	8,209
Morgan Stanley:
2.375% 7/23/19	20,000	19,956
3.7% 10/23/24	18,000	18,237
3.75% 2/25/23	36,000	36,830
4.875% 11/1/22	147,000	154,985
5% 11/24/25	13,000	13,682
		565,881
Consumer Finance - 0.1%
American Express Credit Corp. 1.875% 11/5/18	25,000	25,057
Discover Financial Services 3.95% 11/6/24	7,000	6,854
Hyundai Capital America 2.125% 10/2/17 (a)	4,000	4,003
Synchrony Financial:
1.875% 8/15/17	3,000	2,967
3% 8/15/19	4,000	4,006
3.75% 8/15/21	6,000	6,034
4.25% 8/15/24	6,000	6,006
		54,927
Diversified Financial Services - 0.3%
IntercontinentalExchange, Inc.:
2.75% 12/1/20	4,000	4,066
3.75% 12/1/25	7,000	7,208
MSCI, Inc. 5.25% 11/15/24 (a)	100,000	105,750
		117,024
Insurance - 0.3%
American International Group, Inc. 3.3% 3/1/21	6,000	6,066
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,215
Massachusetts Mutual Life Insurance Co. 4.5% 4/15/65 (a)	8,000	7,387
Pacific LifeCorp 6% 2/10/20(a)	2,000	2,238
Pricoa Global Funding I 5.375% 5/15/45 (b)	11,000	10,368
Prudential Financial, Inc. 4.5% 11/16/21	100,000	108,639
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	3,000	3,015
		139,928
Real Estate Investment Trusts - 1.6%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	1,990
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,002
AvalonBay Communities, Inc. 3.625% 10/1/20	5,000	5,223
Camden Property Trust:
2.95% 12/15/22	4,000	3,930
4.25% 1/15/24	8,000	8,541
Corporate Office Properties LP 5% 7/1/25	5,000	5,043
DDR Corp.:
3.5% 1/15/21	140,000	141,631
3.625% 2/1/25	5,000	4,756
4.25% 2/1/26	4,000	3,971
4.75% 4/15/18	132,000	137,296
Duke Realty LP:
3.625% 4/15/23	5,000	4,990
3.875% 10/15/22	8,000	8,236
5.95% 2/15/17	10,000	10,382
Equity One, Inc. 3.75% 11/15/22	20,000	19,998
ERP Operating LP 4.625% 12/15/21	275,000	303,950
Government Properties Income Trust 3.75% 8/15/19	10,000	10,255
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	5,961
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	4,045
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	3,000	2,968
4.95% 4/1/24	3,000	3,067
5.25% 1/15/26	10,000	10,126
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	1,937
5% 12/15/23	2,000	2,073
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,993
WP Carey, Inc.:
4% 2/1/25	13,000	12,287
4.6% 4/1/24	20,000	20,249
		737,900
Real Estate Management & Development - 0.3%
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	9,935
4.1% 10/1/24	10,000	9,863
4.95% 4/15/18	11,000	11,494
CBRE Group, Inc. 4.875% 3/1/26	20,000	20,168
Digital Realty Trust LP 3.95% 7/1/22	7,000	7,045
Essex Portfolio LP 3.875% 5/1/24	7,000	7,216
Liberty Property LP 3.375% 6/15/23	25,000	24,384
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	8,916
3.15% 5/15/23	12,000	10,395
Mid-America Apartments LP:
4% 11/15/25	3,000	3,063
4.3% 10/15/23	2,000	2,115
Tanger Properties LP:
3.75% 12/1/24	7,000	7,123
3.875% 12/1/23	4,000	4,103
Ventas Realty LP 4.125% 1/15/26	3,000	3,042
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	3,000	3,133
		131,995

TOTAL FINANCIALS		2,423,623

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Express Scripts Holding Co. 4.75% 11/15/21	2,000	2,142
WellPoint, Inc. 3.3% 1/15/23	21,000	20,671
		22,813
Pharmaceuticals - 0.0%
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	3,000	3,003
Zoetis, Inc. 3.25% 2/1/23	4,000	3,846
		6,849

TOTAL HEALTH CARE		29,662

INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	5,000	4,881
3.75% 2/1/22	11,000	10,221
3.875% 4/1/21	9,000	8,708
4.25% 9/15/24	9,000	8,348
		32,158
INFORMATION TECHNOLOGY - 0.1%
Software - 0.0%
Autodesk, Inc. 3.125% 6/15/20	16,000	16,067
Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co.:
3.6% 10/15/20 (a)	10,000	9,973
4.4% 10/15/22 (a)	10,000	9,772
4.9% 10/15/25 (a)	10,000	9,487
		29,232

TOTAL INFORMATION TECHNOLOGY		45,299

MATERIALS - 0.4%
Metals & Mining - 0.4%
Alcoa, Inc. 5.125% 10/1/24	124,000	112,065
Anglo American Capital PLC:
3.625% 5/14/20 (a)	10,000	7,950
4.875% 5/14/25 (a)	19,000	14,440
Barrick Gold Corp. 4.1% 5/1/23	53,000	49,486
		183,941
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
AT&T, Inc. 5.55% 8/15/41	48,000	47,160
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,050
6% 4/1/17	2,000	2,064
6.15% 9/15/19	2,000	2,055
Verizon Communications, Inc.:
3.45% 3/15/21	28,000	29,105
4.5% 9/15/20	103,000	112,015
5.012% 8/21/54	84,000	78,125
6.55% 9/15/43	96,000	116,411
		388,985
UTILITIES - 0.2%
Electric Utilities - 0.1%
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,098
Duke Energy Corp. 2.1% 6/15/18	5,000	5,010
Entergy Corp. 4% 7/15/22	10,000	10,502
FirstEnergy Corp.:
4.25% 3/15/23	30,000	31,317
7.375% 11/15/31	5,000	6,214
IPALCO Enterprises, Inc. 3.45% 7/15/20	17,000	16,936
		73,077
Multi-Utilities - 0.1%
Dominion Resources, Inc. 2.9031% 9/30/66 (b)	6,000	4,032
Puget Energy, Inc.:
6% 9/1/21	13,000	14,806
6.5% 12/15/20	4,000	4,667
Sempra Energy 6% 10/15/39	9,000	9,893
		33,398

TOTAL UTILITIES		106,475

TOTAL NONCONVERTIBLE BONDS
(Cost $4,911,965)		4,653,822

U.S. Government and Government Agency Obligations - 5.3%
U.S. Treasury Inflation-Protected Obligations - 1.4%
U.S. Treasury Inflation-Indexed Bonds 0.75% 2/15/45	180,797	168,329
U.S. Treasury Inflation-Indexed Notes 0.375% 7/15/25	440,000	441,910

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		610,239

U.S. Treasury Obligations - 3.9%
U.S. Treasury Bonds:
3% 5/15/45	$325,000	$350,911
3% 11/15/45	50,000	54,037
U.S. Treasury Notes:
0.875% 11/30/17	1,140,000	1,141,647
2% 8/15/25	189,000	193,245

TOTAL U.S. TREASURY OBLIGATIONS		1,739,840

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,289,145)		2,350,079

U.S. Government Agency - Mortgage Securities - 5.0%
Fannie Mae - 2.6%
2.5% 1/1/28	84,472	86,937
3% 9/1/43	175,634	180,409
3.5% 11/1/30 to 11/1/45	290,600	307,102
4% 4/1/42 to 8/1/42	240,322	257,368
4.5% 3/1/41 to 1/1/42	97,982	106,849
5.5% 5/1/27 to 9/1/41	203,960	228,802

TOTAL FANNIE MAE		1,167,467

Freddie Mac - 1.0%
3% 2/1/43	79,371	81,918
3.5% 4/1/43 to 8/1/43	166,713	175,324
4% 2/1/41	76,319	81,675
4.5% 3/1/41 to 4/1/41	75,935	82,597

TOTAL FREDDIE MAC		421,514

Ginnie Mae - 1.4%
3% 6/20/45	96,428	100,014
3.5% 12/20/41 to 8/20/43	256,868	271,773
4% 11/20/40	61,421	65,985
4.5% 5/20/41	73,603	79,974
5% 10/15/33	92,904	102,807

TOTAL GINNIE MAE		620,553

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,175,919)		2,209,534

Asset-Backed Securities - 0.1%
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.375% 8/27/57(a)
(Cost $28,708)	$28,744	$28,310

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.2%
Nationstar HECM Loan Trust sequential payer Series 2015-2A Class A, 2.8826% 11/25/25(a)
(Cost $88,779)	88,779	88,734

Commercial Mortgage Securities - 1.7%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	98,500	100,051
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	101,153	103,307
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	6,450	6,521
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	8,072	8,176
Series 2007-CB18 Class A4, 5.44% 6/12/47	62,950	64,224
Series 2007-LD11 Class A4, 5.9599% 6/15/49 (b)	240,000	244,786
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9% 7/15/44 (b)	9,750	10,090
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2006-4 Class A3, 5.172% 12/12/49 (b)	20,301	20,537
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	170,000	174,094
Series 2007-C31 Class A4, 5.509% 4/15/47	10,000	10,192
Series 2007-C33 Class A4, 6.1491% 2/15/51 (b)	22,527	23,266
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $821,712)		765,244

Municipal Securities - 0.5%
Chicago Gen. Oblig.:
(Taxable Proj.) Series 2012 B, 5.432% 1/1/42	$25,000	$20,670
6.314% 1/1/44	35,000	31,672
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	5,000	5,126
4.95% 6/1/23	15,000	15,619
5.1% 6/1/33	95,000	88,322
Series 2010 5, 6.2% 7/1/21	5,000	5,447
Series 2010-1, 6.63% 2/1/35	20,000	21,667
Series 2010-3:
6.725% 4/1/35	5,000	5,478
7.35% 7/1/35	5,000	5,498
Series 2011, 5.877% 3/1/19	15,000	16,214
Series 2013:
1.84% 12/1/16	5,000	5,027
3.6% 12/1/19	5,000	5,050
TOTAL MUNICIPAL SECURITIES
(Cost $237,346)		225,790

Foreign Government and Government Agency Obligations - 0.0%
United Mexican States 3.5% 1/21/21 (Cost $10,948)	$11,000	$11,330

Bank Notes - 0.0%
Marshall & Ilsley Bank 5% 1/17/17
(Cost $1,023)	1,000	1,026
	Shares	Value

Fixed-Income Funds - 76.1%
Intermediate-Term Bond Funds - 76.1%
Metropolitan West Total Return Bond Fund Class I	996,453	$10,721,838
PIMCO Total Return Fund Institutional Class	934,157	9,397,624
Western Asset Core Bond Fund Class I	1,131,589	13,850,657
TOTAL INTERMEDIATE-TERM BOND FUNDS
(Cost $34,782,511)		33,970,119

Money Market Funds - 0.7%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (c)
(Cost $313,507)	313,507	313,507
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $45,661,563)		44,617,495
NET OTHER ASSETS (LIABILITIES) - 0.0%		14,928
NET ASSETS - 100%		$44,632,423

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3.5% 3/1/46
(Proceeds $104,734)	$(100,000)	$(104,786)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $490,201 or 1.1% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity GNMA Fund	$982,171	$1,008	$977,857	$7,508	$--
Total	$982,171	$1,008	$977,857	$7,508	$--

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$4,653,822	$--	$4,653,822	$--
U.S. Government and Government Agency Obligations	2,350,079	--	2,350,079	--
U.S. Government Agency - Mortgage Securities	2,209,534	--	2,209,534	--
Asset-Backed Securities	28,310	--	28,310	--
Collateralized Mortgage Obligations	88,734	--	88,734	--
Commercial Mortgage Securities	765,244	--	765,244	--
Municipal Securities	225,790	--	225,790	--
Foreign Government and Government Agency Obligations	11,330	--	11,330	--
Bank Notes	1,026	--	1,026	--
Fixed-Income Funds	33,970,119	33,970,119	--	--
Money Market Funds	313,507	313,507	--	--
Total Investments in Securities:	$44,617,495	$34,283,626	$10,333,869	$--
Other Financial Instruments:
TBA Sale Commitments	$(104,786)	$--	$(104,786)	$--
Total Other Financial Instruments:	$(104,786)	$--	$(104,786)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $45,661,563)		$44,617,495
Receivable for investments sold		1,009
Receivable for TBA sale commitments		104,734
Receivable for fund shares sold		2,786
Dividends receivable		1,386
Interest receivable		80,353
Prepaid expenses		21
Receivable from investment adviser for expense reductions		3,383
Other receivables		303
Total assets		44,811,470
Liabilities
Payable for investments purchased	$25,967
TBA sale commitments, at value	104,786
Payable for fund shares redeemed	933
Accrued management fee	1,171
Distribution and service plan fees payable	22
Audit fees payable	41,336
Other affiliated payables	1,978
Other payables and accrued expenses	2,854
Total liabilities		179,047
Net Assets		$44,632,423
Net Assets consist of:
Paid in capital		$45,775,461
Distributions in excess of net investment income		(4,532)
Accumulated undistributed net realized gain (loss) on investments		(94,386)
Net unrealized appreciation (depreciation) on investments		(1,044,120)
Net Assets		$44,632,423
Core Income Multi-Manager:
Net Asset Value, offering price and redemption price per share ($41,444,951 ÷ 4,252,660 shares)		$9.75
Class F:
Net Asset Value, offering price and redemption price per share ($2,974,432 ÷ 305,087 shares)		$9.75
Class L:
Net Asset Value, offering price and redemption price per share ($106,825 ÷ 10,959 shares)		$9.75
Class N:
Net Asset Value, offering price and redemption price per share ($106,215 ÷ 10,897 shares)		$9.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$904,257
Affiliated issuers		7,508
Interest		333,256
Total income		1,245,021
Expenses
Management fee	$145,597
Transfer agent fees	5,770
Distribution and service plan fees	264
Accounting fees and expenses	18,206
Custodian fees and expenses	14,115
Independent trustees' compensation	488
Registration fees	39,107
Audit	59,252
Legal	314
Miscellaneous	356
Total expenses before reductions	283,469
Expense reductions	(181,409)	102,060
Net investment income (loss)		1,142,961
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(284,618)
Affiliated issuers	(17,753)
Realized gain distributions from underlying funds:
Unaffiliated issuers	386,105
Affiliated issuers	2,079
Total net realized gain (loss)		85,813
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,276,834)
Delayed delivery commitments	(52)
Total change in net unrealized appreciation (depreciation)		(1,276,886)
Net gain (loss)		(1,191,073)
Net increase (decrease) in net assets resulting from operations		$(48,112)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,142,961	$1,194,626
Net realized gain (loss)	85,813	(28,591)
Change in net unrealized appreciation (depreciation)	(1,276,886)	816,338
Net increase (decrease) in net assets resulting from operations	(48,112)	1,982,373
Distributions to shareholders from net investment income	(1,136,312)	(1,200,873)
Distributions to shareholders from net realized gain	(45,386)	(12,719)
Total distributions	(1,181,698)	(1,213,592)
Share transactions - net increase (decrease)	2,502,130	(1,479,047)
Total increase (decrease) in net assets	1,272,320	(710,266)
Net Assets
Beginning of period	43,360,103	44,070,369
End of period (including distributions in excess of net investment income of $4,532 and undistributed net investment income of $7,438, respectively)	$44,632,423	$43,360,103

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$9.84	$10.09	$10.00
Income from Investment Operations
Net investment income (loss)C	.256	.285	.248	.201
Net realized and unrealized gain (loss)	(.262)	.184	(.222)	.151
Total from investment operations	(.006)	.469	.026	.352
Distributions from net investment income	(.254)	(.286)	(.243)	(.197)
Distributions from net realized gain	(.010)	(.003)	(.033)	(.065)
Total distributions	(.264)	(.289)	(.276)	(.262)
Net asset value, end of period	$9.75	$10.02	$9.84	$10.09
Total ReturnD,E	(.04)%	4.83%	.29%	3.54%
Ratios to Average Net AssetsF
Expenses before reductions	.65%	.65%	.68%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.61%	2.87%	2.53%	2.84%G
Supplemental Data
Net assets, end of period (000 omitted)	$41,445	$40,564	$42,471	$41,975
Portfolio turnover rateH	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.84	$10.10	$10.19
Income from Investment Operations
Net investment income (loss)C	.256	.285	.245	.072
Net realized and unrealized gain (loss)	(.269)	.194	(.229)	(.029)
Total from investment operations	(.013)	.479	.016	.043
Distributions from net investment income	(.257)	(.286)	(.243)	(.068)
Distributions from net realized gain	(.010)	(.003)	(.033)	(.065)
Total distributions	(.267)	(.289)	(.276)	(.133)
Net asset value, end of period	$9.75	$10.03	$9.84	$10.10
Total ReturnD,E	(.12)%	4.94%	.19%	.43%
Ratios to Average Net AssetsF
Expenses before reductions	.63%	.63%	.75%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.61%	2.87%	2.53%	3.62%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,974	$2,583	$1,396	$272
Portfolio turnover rateH	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.256	.285	.073
Net realized and unrealized gain (loss)	(.272)	.194	.118
Total from investment operations	(.016)	.479	.191
Distributions from net investment income	(.254)	(.286)	(.068)
Distributions from net realized gain	(.010)	(.003)	(.003)
Total distributions	(.264)	(.289)	(.071)
Net asset value, end of period	$9.75	$10.03	$9.84
Total ReturnD,E	(.14)%	4.93%	1.97%
Ratios to Average Net AssetsF
Expenses before reductions	.65%	.65%	.82%G
Expenses net of fee waivers, if any	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%G
Net investment income (loss)	2.60%	2.87%	2.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$107	$107	$102
Portfolio turnover rateH	74%	115%	87%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.231	.261	.066
Net realized and unrealized gain (loss)	(.271)	.193	.118
Total from investment operations	(.040)	.454	.184
Distributions from net investment income	(.230)	(.261)	(.061)
Distributions from net realized gain	(.010)	(.003)	(.003)
Total distributions	(.240)	(.264)	(.064)
Net asset value, end of period	$9.75	$10.03	$9.84
Total ReturnD,E	(.39)%	4.68%	1.90%
Ratios to Average Net AssetsF
Expenses before reductions	.90%	.90%	1.07%G
Expenses net of fee waivers, if any	.48%	.48%	.48%G
Expenses net of all reductions	.48%	.48%	.48%G
Net investment income (loss)	2.35%	2.62%	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$106	$107	$102
Portfolio turnover rateH	74%	115%	87%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$334,943
Gross unrealized depreciation	(1,395,424)
Net unrealized appreciation (depreciation) on securities	$(1,060,481)
Tax Cost	$45,677,976

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(76,529)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,060,533)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(76,529)

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$1,181,698	$ 1,213,592

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $23,922,191 and $20,690,225, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Prudential Investment Management, Inc. (Prudential) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Prudential has not been allocated any portion of the Fund's assets. Prudential in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$264	$264

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$5,742.01
Class L	14.01
Class N	14.01
	$5,770

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $62 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2017. During the period, this waiver reduced the Fund's management fee by $131,600.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$46,629
Class F	.20%	2,941
Class L	.20%	121
Class N	.45%	118

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Core Income Multi-Manager	$1,051,177	$1,138,079
Class F	79,916	57,055
Class L	2,746	3,000
Class N	2,473	2,739
Total	$1,136,312	$1,200,873
From net realized gain
Core Income Multi-Manager	$41,928	$11,915
Class F	3,241	740
Class L	109	32
Class N	108	32
Total	$45,386	$12,719

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Core Income Multi-Manager
Shares sold	195,744	178,582	$1,919,228	$1,772,447
Reinvestment of distributions	111,363	115,800	1,093,091	1,149,986
Shares redeemed	(100,878)	(563,747)	(990,953)	(5,557,087)
Net increase (decrease)	206,229	(269,365)	$2,021,366	$(2,634,654)
Class F
Shares sold	126,576	133,544	$1,246,918	$1,326,339
Reinvestment of distributions	8,472	5,812	83,157	57,795
Shares redeemed	(87,452)	(23,647)	(854,747)	(234,330)
Net increase (decrease)	47,596	115,709	$475,328	$1,149,804
Class L
Shares sold	–	–	$–	$–
Reinvestment of distributions	291	305	2,855	3,032
Shares redeemed	–	–	–	–
Net increase (decrease)	291	305	$2,855	$3,032
Class N
Shares sold	–	–	$–	$–
Reinvestment of distributions	263	279	2,581	2,771
Shares redeemed	–	–	–	–
Net increase (decrease)	263	279	$2,581	$2,771

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 88% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Core Income Multi-Manager	.23%
Actual		$1,000.00	$1,008.80	$1.15
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Class F	.23%
Actual		$1,000.00	$1,009.00	$1.15
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Class L	.23%
Actual		$1,000.00	$1,008.80	$1.15
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Class N	.48%
Actual		$1,000.00	$1,007.60	$2.40
Hypothetical-C		$1,000.00	$1,022.48	$2.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 11.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Prudential Investment Management, Inc. (PIM) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, PIM and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class F had out-performed 60% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Core Income Multi-Manager Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Strategic Advisers Core Income Multi-Manager Fund SAI Mgmt Fee
Strategic Advisers Core Income Multi-Manager Fund Sub-Advisory Fee
Strategic Advisers Core Income Multi-Manager Fund Total Mgmt Fee Including SAI Mgmt Fee
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
54
55
52
50
49
48
44
43
43
30
30
30
14
13
13
2012
2013
2014

	2012	2013	2014
TMG %	31%	30%	34%
Funds	469	470	483
ASPG Quartile	1st	1st	1st

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2016 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Strategic Advisers® Small-Mid Cap Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Past 10 years
Strategic Advisers® Small-Mid Cap Fund	(13.45)%	5.62%	4.77%

 Prior to May 1, 2010, the fund was named PAS® Small Cap Fund of Funds, and the fund operated under certain different investment policies and compared its performance to a different index. The fund's historical performance may not represent its current investment policies.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Fund on February 28, 2006.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Period Ending Values
$15,938	Strategic Advisers® Small-Mid Cap Fund
$17,946	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Barry Golden:  For the year, the fund returned -13.45%, performing roughly in line with the -13.30% return of the benchmark Russell 2500™ Index. Relative to the benchmark, a variety of managers were modestly positive contributors, led by Fidelity® Small Cap Value Fund. This manager's emphasis on higher-quality companies helped the fund preserve capital in a down market. Newly added, quality-focused manager JPMorgan Small Cap Equity Fund did a good job with stock selection in industrials, energy, materials and health care. Sub-adviser Fisher Investments' all-weather, relative-value strategy benefited from favorable positioning in energy and materials, along with picks among capital goods companies within industrials. On the downside, sub-adviser Advisory Research’s strategy emphasizing companies’ intrinsic value performed somewhat worse than expected, given that this manager also incorporates a quality tilt into its investment process. It was hampered by selections in the materials sector and the health care equipment & services and diversified financials groups. Newly hired sub-adviser Portolan Capital Management® modestly detracted, as this manager’s somewhat higher-risk, global-growth strategy underperformed amid a generally risk-averse market environment. We also hired AllianceBernstein and Arrowpoint Asset Management as sub-advisers during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan Small Cap Equity Fund Class A	6.4	0.0
Goldman Sachs Small Cap Value Fund Institutional Class	4.0	4.1
FMI Common Stock Fund	3.6	4.3
Vulcan Value Partners Small Cap Fund	3.3	3.4
Fidelity Advisor Stock Selector Mid Cap Fund	3.2	4.2
Fidelity SAI Small-Mid Capital 500 Index Fund	3.1	2.0
Fidelity Small Cap Value Fund	2.5	1.6
Champlain Small Company Fund Advisor Class	1.2	4.7
Hennessy Small Cap Financial Fund Investor Class	0.7	0.7
E*TRADE Financial Corp.	0.5	0.5
	28.5

Top Five Market Sectors as of February 29, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	15.6	11.8
Financials	12.9	12.9
Consumer Discretionary	11.4	8.4
Industrials	10.5	9.1
Health Care	9.6	8.2

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Common Stocks	68.3%
Mid-Cap Blend Funds	6.7%
Mid-Cap Growth Funds	3.2%
Small Blend Funds	13.7%
Small Growth Funds	1.2%
Small Value Funds	2.5%
Sector Funds	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	3.7%

As of August 31, 2015
Common Stocks	58.1%
Mid-Cap Blend Funds	6.3%
Mid-Cap Growth Funds	8.6%
Small Blend Funds	7.5%
Small Growth Funds	12.8%
Small Value Funds	1.6%
Sector Funds	0.7%
Short-Term Investments and Net Other Assets (Liabilities)	4.4%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 68.3%
	Shares	Value
CONSUMER DISCRETIONARY - 11.4%
Auto Components - 0.6%
BorgWarner, Inc.	96,838	$3,164,666
Cooper Tire & Rubber Co.	137,900	5,419,470
Dana Holding Corp.	499,196	6,209,998
Delphi Automotive PLC	22,926	1,528,706
Gentex Corp.	536,763	7,815,269
The Goodyear Tire & Rubber Co.	218,574	6,583,449
Visteon Corp.	173,619	12,139,440
		42,860,998
Automobiles - 0.3%
Harley-Davidson, Inc.	475,392	20,522,673
Distributors - 0.5%
LKQ Corp. (a)	908,116	25,064,002
Pool Corp.	86,865	6,972,654
		32,036,656
Diversified Consumer Services - 1.0%
2U, Inc. (a)	284,576	6,360,274
Bright Horizons Family Solutions, Inc. (a)	74,175	4,700,470
Grand Canyon Education, Inc. (a)	277,273	10,808,102
H&R Block, Inc.	551,652	18,138,318
Houghton Mifflin Harcourt Co. (a)	198,984	3,742,889
LifeLock, Inc. (a)	193,112	2,130,025
ServiceMaster Global Holdings, Inc. (a)	500,391	18,979,831
		64,859,909
Hotels, Restaurants & Leisure - 2.4%
BJ's Restaurants, Inc. (a)	104,538	4,608,035
Bravo Brio Restaurant Group, Inc. (a)	223,982	1,749,299
Brinker International, Inc.	86,256	4,295,549
Buffalo Wild Wings, Inc. (a)	18,803	2,983,096
Carrols Restaurant Group, Inc. (a)	474,483	6,296,389
Dave & Buster's Entertainment, Inc. (a)	182,237	6,726,368
Del Taco Restaurants, Inc. (a)	34,605	374,772
Domino's Pizza, Inc.	52,508	6,985,664
Dunkin' Brands Group, Inc.	309,704	14,426,012
El Pollo Loco Holdings, Inc. (a)	152,378	1,967,200
Fiesta Restaurant Group, Inc. (a)	121,523	4,024,842
Habit Restaurants, Inc. Class A (a)	98,644	2,049,822
Hyatt Hotels Corp. Class A (a)	317,488	14,652,071
Jack in the Box, Inc.	78,111	5,370,131
Kona Grill, Inc. (a)	69,671	1,032,524
Marriott Vacations Worldwide Corp.	60,820	3,682,651
MGM Mirage, Inc. (a)	1,108,690	20,987,502
Norwegian Cruise Line Holdings Ltd. (a)	83,234	4,089,286
Penn National Gaming, Inc. (a)	307,118	4,250,513
Popeyes Louisiana Kitchen, Inc. (a)	93,250	5,081,193
Six Flags Entertainment Corp.	149,490	7,603,061
Sonic Corp.	114,500	3,362,865
Starwood Hotels & Resorts Worldwide, Inc.	84,862	5,864,813
Texas Roadhouse, Inc. Class A	214,292	8,938,119
The Cheesecake Factory, Inc.	97,020	4,841,298
Vail Resorts, Inc.	52,070	6,634,239
Wendy's Co.	693,500	6,498,095
Wyndham Worldwide Corp.	63,997	4,661,541
		164,036,950
Household Durables - 0.7%
CalAtlantic Group, Inc.	117,367	3,560,915
D.R. Horton, Inc.	285,950	7,640,584
Helen of Troy Ltd. (a)	34,919	3,329,876
iRobot Corp. (a)	216,540	6,786,364
Newell Rubbermaid, Inc.	379,620	14,429,356
Tempur Sealy International, Inc. (a)	88,570	5,107,832
Toll Brothers, Inc. (a)	222,750	6,114,488
TopBuild Corp. (a)	81,051	2,186,756
		49,156,171
Internet & Catalog Retail - 0.3%
1-800-FLOWERS.com, Inc. Class A (a)	145,033	1,132,708
Duluth Holdings, Inc.	24,525	405,889
Expedia, Inc.	31,476	3,276,966
Groupon, Inc. Class A (a)	1,016,304	4,857,933
Shutterfly, Inc. (a)	184,031	8,178,338
		17,851,834
Leisure Products - 0.3%
Brunswick Corp.	105,441	4,485,460
Hasbro, Inc.	74,480	5,650,798
Polaris Industries, Inc.	136,111	11,965,518
		22,101,776
Media - 1.6%
AMC Networks, Inc. Class A (a)	69,281	4,540,677
Crown Media Holdings, Inc. Class A (a)	183,800	806,882
Discovery Communications, Inc. Class A (a)	154,900	3,872,500
E.W. Scripps Co. Class A	189,661	3,273,549
Gray Television, Inc. (a)	478,185	5,518,255
IMAX Corp. (a)	275,878	8,141,160
Lions Gate Entertainment Corp.	35,105	740,716
Media General, Inc. (a)	328,703	5,463,044
National CineMedia, Inc.	760,087	11,363,301
News Corp. Class A	594,399	6,431,397
Nexstar Broadcasting Group, Inc. Class A	145,864	6,517,204
Omnicom Group, Inc.	30,400	2,365,424
Scholastic Corp.	188,000	6,585,640
Sinclair Broadcast Group, Inc. Class A	461,664	14,251,568
Tegna, Inc.	615,785	15,172,942
Tribune Media Co. Class A	397,414	14,267,163
		109,311,422
Specialty Retail - 2.6%
Aarons, Inc. Class A	116,130	2,669,829
Advance Auto Parts, Inc.	11,258	1,671,138
American Eagle Outfitters, Inc.	393,678	6,007,526
Cabela's, Inc. Class A (a)	34,787	1,669,080
CST Brands, Inc.	709,802	23,025,977
Destination Maternity Corp.	51,182	413,551
Destination XL Group, Inc. (a)	615,049	2,736,968
DSW, Inc. Class A	355,598	9,316,668
Express, Inc. (a)	150,900	2,600,007
Five Below, Inc. (a)	364,365	13,973,398
Genesco, Inc. (a)	9,894	652,806
GNC Holdings, Inc.	61,600	1,754,368
Hibbett Sports, Inc. (a)	184,297	6,542,544
Lithia Motors, Inc. Class A (sub. vtg.)	220,835	20,475,821
Monro Muffler Brake, Inc.	56,450	3,859,487
New York & Co., Inc. (a)	151,000	302,000
Office Depot, Inc. (a)	358,327	1,820,301
Outerwall, Inc.	131,179	4,091,473
Rent-A-Center, Inc.	288,422	3,683,149
Restoration Hardware Holdings, Inc. (a)	75,730	2,876,983
Ross Stores, Inc.	52,800	2,902,944
Sally Beauty Holdings, Inc. (a)	562,857	17,775,024
Select Comfort Corp. (a)	228,855	4,096,505
Staples, Inc.	796,699	7,528,806
The Container Store Group, Inc. (a)	202,579	1,095,952
Tractor Supply Co.	54,274	4,589,952
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	75,283	12,435,999
Vitamin Shoppe, Inc. (a)	52,302	1,443,012
Williams-Sonoma, Inc.	171,921	8,958,803
		170,970,071
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc.	200,773	20,404,560
Crocs, Inc. (a)	140,600	1,376,474
Deckers Outdoor Corp. (a)	37,500	2,121,000
G-III Apparel Group Ltd. (a)	265,526	14,006,497
Oxford Industries, Inc.	17,159	1,246,258
PVH Corp.	217,876	17,244,885
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	56,954	1,874,926
Steven Madden Ltd. (a)	150,929	5,312,701
Tumi Holdings, Inc. (a)	155,429	3,069,723
Wolverine World Wide, Inc.	456,243	8,636,680
		75,293,704

TOTAL CONSUMER DISCRETIONARY		769,002,164

CONSUMER STAPLES - 1.3%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	30,376	5,714,029
Food & Staples Retailing - 0.2%
Casey's General Stores, Inc.	19,030	2,008,997
Fresh Market, Inc. (a)	228,366	5,268,404
Sprouts Farmers Market LLC (a)	130,740	3,723,475
		11,000,876
Food Products - 0.8%
B&G Foods, Inc. Class A	134,985	4,669,131
Blue Buffalo Pet Products, Inc. (a)	130,361	2,385,606
Cal-Maine Foods, Inc.	136,610	7,292,242
Ingredion, Inc.	51,150	5,177,403
Lancaster Colony Corp.	61,139	6,222,116
Pinnacle Foods, Inc.	629,210	27,175,580
Snyders-Lance, Inc.	141,550	4,630,101
		57,552,179
Household Products - 0.1%
Energizer Holdings, Inc.	30,115	1,172,678
Spectrum Brands Holdings, Inc.	84,400	8,082,988
		9,255,666
Personal Products - 0.1%
Edgewell Personal Care Co. (a)	41,115	3,143,242
Elizabeth Arden, Inc. (a)	109,100	676,420
		3,819,662

TOTAL CONSUMER STAPLES		87,342,412

ENERGY - 1.7%
Energy Equipment & Services - 0.6%
Dril-Quip, Inc. (a)	142,669	7,739,793
Helmerich & Payne, Inc.	27,408	1,451,802
ION Geophysical Corp. (a)	27,966	86,695
McDermott International, Inc. (a)	192,900	636,570
Nabors Industries Ltd.	548,167	3,924,876
Oceaneering International, Inc.	192,074	5,305,084
Patterson-UTI Energy, Inc.	205,932	3,200,183
Precision Drilling Corp.	2,596,125	8,327,555
RigNet, Inc. (a)	366,364	4,836,005
Superior Energy Services, Inc.	56,710	582,979
TETRA Technologies, Inc. (a)	335,400	1,690,416
U.S. Silica Holdings, Inc.	133,253	2,557,125
		40,339,083
Oil, Gas & Consumable Fuels - 1.1%
Carrizo Oil & Gas, Inc. (a)	381,291	8,197,757
Cheniere Energy Partners LP Holdings LLC	110,018	1,845,002
Cheniere Energy, Inc. (a)	160,134	5,724,791
Concho Resources, Inc. (a)	28,344	2,557,763
Diamondback Energy, Inc.	31,900	2,272,875
Energen Corp.	326,830	8,654,458
Laredo Petroleum, Inc. (a)	459,013	2,345,556
Memorial Resource Development Corp. (a)	225,813	2,183,612
Newfield Exploration Co. (a)	449,049	12,227,604
Oasis Petroleum, Inc. (a)	88,749	478,357
PBF Energy, Inc. Class A	239,926	7,245,765
Pioneer Natural Resources Co.	62,240	7,501,787
Sunoco Logistics Partners, LP	75,542	2,270,037
Valero Energy Corp.	60,300	3,622,824
WPX Energy, Inc. (a)	1,132,296	4,653,737
		71,781,925

TOTAL ENERGY		112,121,008

FINANCIALS - 12.9%
Banks - 3.5%
Bank of the Ozarks, Inc.	72,591	2,746,843
BankUnited, Inc.	620,366	19,926,156
BOK Financial Corp.	55,241	2,699,628
Cathay General Bancorp	165,922	4,428,458
Columbia Banking Systems, Inc.	143,933	4,149,588
Comerica, Inc.	63,700	2,151,786
Cullen/Frost Bankers, Inc.	175,122	8,393,597
East West Bancorp, Inc.	372,725	11,170,568
First Niagara Financial Group, Inc.	123,550	1,141,602
First Republic Bank	302,903	18,640,651
Great Western Bancorp, Inc.	157,803	3,883,532
Hancock Holding Co.	358,405	8,268,403
Home Bancshares, Inc.	142,157	5,618,045
Huntington Bancshares, Inc.	454,500	3,976,875
IBERIABANK Corp.	30,512	1,454,812
Investors Bancorp, Inc.	999,727	11,316,910
KeyCorp	921,315	9,719,873
MB Financial, Inc.	140,173	4,278,080
Opus Bank	108,089	3,486,951
PacWest Bancorp	224,133	7,212,600
Pinnacle Financial Partners, Inc.	135,793	6,296,721
PrivateBancorp, Inc.	282,287	9,699,381
Regions Financial Corp.	719,204	5,408,414
Signature Bank (a)	37,167	4,814,985
SVB Financial Group (a)	336,223	29,873,414
Talmer Bancorp, Inc. Class A	302,484	5,081,731
TCF Financial Corp.	243,200	2,757,888
Texas Capital Bancshares, Inc. (a)	62,840	2,031,617
Umpqua Holdings Corp.	638,138	9,597,596
United Community Bank, Inc.	625,330	10,824,462
Webster Financial Corp.	437,375	14,700,174
		235,751,341
Capital Markets - 2.2%
Affiliated Managers Group, Inc. (a)	24,926	3,456,987
Ameriprise Financial, Inc.	43,680	3,666,936
Ares Capital Corp.	256,908	3,509,363
E*TRADE Financial Corp. (a)	1,583,204	37,141,966
Financial Engines, Inc.	199,718	4,873,119
Invesco Ltd.	568,265	15,195,406
Janus Capital Group, Inc.	290,706	3,758,829
Lazard Ltd. Class A	605,834	21,313,240
LPL Financial	283,982	5,744,956
Oaktree Capital Group LLC Class A	136,512	6,265,901
Raymond James Financial, Inc.	333,523	14,621,648
SEI Investments Co.	110,720	4,226,182
Stifel Financial Corp. (a)	246,509	7,138,901
T. Rowe Price Group, Inc.	77,857	5,380,697
Waddell & Reed Financial, Inc. Class A	60,178	1,409,369
WisdomTree Investments, Inc.	885,443	10,492,500
		148,196,000
Consumer Finance - 0.4%
Ally Financial, Inc. (a)	205,540	3,613,393
Discover Financial Services	201,020	9,331,348
Encore Capital Group, Inc. (a)	127,144	2,956,098
SLM Corp. (a)	1,429,983	8,351,101
		24,251,940
Diversified Financial Services - 0.9%
IntercontinentalExchange, Inc.	23,746	5,662,471
Leucadia National Corp.	954,588	13,793,797
MarketAxess Holdings, Inc.	60,883	7,212,200
Voya Financial, Inc.	1,099,155	32,271,191
		58,939,659
Insurance - 2.1%
Allied World Assurance Co. Holdings AG	649,629	21,041,483
American Equity Investment Life Holding Co.	213,912	2,909,203
American Financial Group, Inc.	67,677	4,539,773
AmTrust Financial Services, Inc.	238,518	5,831,765
Aon PLC	9,521	907,256
Assurant, Inc.	90,735	6,451,259
Cincinnati Financial Corp.	127,102	8,025,220
Endurance Specialty Holdings Ltd.	174,915	10,891,957
FNF Group	796,293	26,261,743
FNFV Group (a)	305,707	3,109,040
Primerica, Inc.	227,659	9,604,933
Reinsurance Group of America, Inc.	58,894	5,306,349
RLI Corp.	20,997	1,317,982
Torchmark Corp.	101,408	5,194,118
Unum Group	117,381	3,348,880
Validus Holdings Ltd.	105,479	4,737,062
White Mountains Insurance Group Ltd.	27,706	21,246,623
Willis Group Holdings PLC	36,329	4,116,802
		144,841,448
Real Estate Investment Trusts - 2.8%
Alexandria Real Estate Equities, Inc.	250,210	19,806,624
Altisource Residential Corp. Class B	62,059	582,113
Ashford Hospitality Trust, Inc.	275,698	1,524,610
Chambers Street Properties	306,976	2,317,669
Chesapeake Lodging Trust	90,957	2,311,217
Communications Sales & Leasing, Inc.	92,900	1,751,165
Corporate Office Properties Trust (SBI)	199,873	4,677,028
Corrections Corp. of America	157,206	4,547,970
CubeSmart	117,380	3,509,662
Duke Realty LP	181,276	3,748,788
DuPont Fabros Technology, Inc.	236,490	8,430,869
EPR Properties	148,610	9,248,000
Essex Property Trust, Inc.	16,600	3,474,048
Extra Space Storage, Inc.	177,870	14,612,021
Hersha Hospitality Trust	265,341	5,341,314
Kite Realty Group Trust	154,311	4,154,052
Liberty Property Trust (SBI)	388,555	11,221,468
Medical Properties Trust, Inc.	506,499	5,860,193
Mid-America Apartment Communities, Inc.	89,128	8,016,172
National Retail Properties, Inc.	133,848	5,886,635
National Storage Affiliates Trust	261,059	4,722,557
Physicians Realty Trust	648,395	11,139,426
Prologis, Inc.	63,239	2,432,172
Ryman Hospitality Properties, Inc.	282,130	13,505,563
SL Green Realty Corp.	164,930	14,543,527
Sovran Self Storage, Inc.	28,795	3,064,940
Stag Industrial, Inc.	194,968	3,423,638
Sunstone Hotel Investors, Inc.	861,936	11,118,974
Weyerhaeuser Co.	198,016	5,144,456
		190,116,871
Real Estate Management & Development - 0.8%
Alexander & Baldwin, Inc.	585,092	19,612,284
CBRE Group, Inc. (a)	623,730	15,848,979
Jones Lang LaSalle, Inc.	40,074	4,090,353
Kennedy-Wilson Holdings, Inc.	687,965	13,085,094
		52,636,710
Thrifts & Mortgage Finance - 0.2%
Farmer Mac Class C (non-vtg.)	25,970	842,727
Lendingtree, Inc. (a)	50,540	4,466,220
Washington Federal, Inc.	372,735	7,898,255
		13,207,202

TOTAL FINANCIALS		867,941,171

HEALTH CARE - 9.6%
Biotechnology - 1.1%
ACADIA Pharmaceuticals, Inc. (a)	84,429	1,457,245
Alder Biopharmaceuticals, Inc. (a)	46,973	892,017
Alnylam Pharmaceuticals, Inc. (a)	44,448	2,603,319
Anacor Pharmaceuticals, Inc. (a)	63,933	4,077,647
Atara Biotherapeutics, Inc. (a)	112,678	1,852,426
bluebird bio, Inc. (a)	80,783	3,733,790
Cepheid, Inc. (a)	101,709	3,018,723
DBV Technologies SA sponsored ADR (a)	110,195	2,771,404
Dyax Corp. rights 12/31/19 (a)	105,841	246,610
Enanta Pharmaceuticals, Inc. (a)	65,262	1,852,788
Exelixis, Inc. (a)	575,529	2,094,926
Halozyme Therapeutics, Inc. (a)	190,879	1,551,846
Juno Therapeutics, Inc. (a)	60,217	2,117,832
Ligand Pharmaceuticals, Inc. Class B (a)	112,770	10,406,416
Momenta Pharmaceuticals, Inc. (a)	316,788	2,662,603
Myriad Genetics, Inc. (a)	206,633	7,232,155
Neurocrine Biosciences, Inc. (a)	160,786	5,913,709
OvaScience, Inc. (a)	455,940	2,530,467
Puma Biotechnology, Inc. (a)	21,319	954,665
Repligen Corp. (a)	136,466	3,511,270
Sage Therapeutics, Inc. (a)	32,306	949,796
Seattle Genetics, Inc. (a)	111,579	3,368,570
TESARO, Inc. (a)	29,366	1,188,148
United Therapeutics Corp. (a)	41,052	5,005,881
		71,994,253
Health Care Equipment & Supplies - 3.2%
Abiomed, Inc. (a)	76,868	6,150,209
Accuray, Inc. (a)	380,440	1,921,222
Alere, Inc. (a)	163,167	8,696,801
Align Technology, Inc. (a)	221,169	14,603,789
Analogic Corp.	124,149	9,308,692
Anika Therapeutics, Inc. (a)	86,718	3,913,583
Cantel Medical Corp.	69,662	4,432,593
Cryolife, Inc.	135,589	1,452,158
Dentsply Sirona, Inc.	365,378	22,273,431
DexCom, Inc. (a)	285,757	18,591,350
Endologix, Inc. (a)	593,577	5,116,634
Glaukos Corp.	80,085	1,318,199
Globus Medical, Inc. (a)	725,261	17,623,842
Greatbatch, Inc. (a)	64,983	2,456,357
Hill-Rom Holdings, Inc.	109,590	5,079,497
Hologic, Inc. (a)	291,347	10,089,347
Insulet Corp. (a)	65,657	2,011,730
LDR Holding Corp. (a)	306,684	6,363,693
Nevro Corp. (a)	65,427	3,768,595
Novadaq Technologies, Inc. (a)	143,419	1,378,257
Novadaq Technologies, Inc. (a)	90,058	865,457
NuVasive, Inc. (a)	98,947	4,135,985
NxStage Medical, Inc. (a)	238,004	3,546,260
Penumbra, Inc. (a)	22,201	1,035,011
Quidel Corp. (a)	138,385	2,168,493
St. Jude Medical, Inc.	104,264	5,597,934
Steris PLC	211,739	13,619,052
The Cooper Companies, Inc.	95,309	13,625,375
The Spectranetics Corp. (a)	357,006	5,062,345
West Pharmaceutical Services, Inc.	182,994	11,349,288
Zimmer Biomet Holdings, Inc.	81,876	7,926,416
		215,481,595
Health Care Providers & Services - 2.5%
Acadia Healthcare Co., Inc. (a)	78,472	4,348,134
Air Methods Corp. (a)	109,248	3,968,980
Amedisys, Inc. (a)	72,908	2,678,640
AMN Healthcare Services, Inc. (a)	188,383	5,355,729
AmSurg Corp. (a)	284,493	19,359,749
Brookdale Senior Living, Inc. (a)	1,170,679	16,822,657
Capital Senior Living Corp. (a)	345,972	5,909,202
Centene Corp. (a)	218,475	12,444,336
Chemed Corp.	64,094	8,236,079
Community Health Systems, Inc. (a)	121,746	1,840,800
Diplomat Pharmacy, Inc. (a)	108,874	3,878,092
Envision Healthcare Holdings, Inc. (a)	138,854	3,053,399
ExamWorks Group, Inc. (a)	215,004	6,256,616
Five Star Quality Care, Inc. (a)	1,022,364	2,423,003
HealthEquity, Inc. (a)	138,793	2,889,670
HealthSouth Corp.	493,732	17,394,178
Henry Schein, Inc. (a)	63,166	10,450,815
LifePoint Hospitals, Inc. (a)	61,735	3,849,795
MEDNAX, Inc. (a)	72,870	4,885,205
Premier, Inc. (a)	492,714	16,023,059
Select Medical Holdings Corp.	353,426	3,460,041
Universal Health Services, Inc. Class B	36,700	4,050,579
VCA, Inc. (a)	199,575	10,184,312
		169,763,070
Health Care Technology - 0.3%
Allscripts Healthcare Solutions, Inc. (a)	312,000	3,906,240
athenahealth, Inc. (a)	22,464	2,899,428
Cerner Corp. (a)	31,233	1,594,757
HMS Holdings Corp. (a)	353,054	4,649,721
Medidata Solutions, Inc. (a)	63,582	2,193,579
Omnicell, Inc. (a)	105,301	2,882,088
		18,125,813
Life Sciences Tools & Services - 1.4%
Affymetrix, Inc. (a)	340,662	4,782,894
Bio-Rad Laboratories, Inc. Class A (a)	33,128	4,460,354
Bio-Techne Corp.	54,864	4,709,526
Cambrex Corp. (a)	71,445	2,755,634
Charles River Laboratories International, Inc. (a)	345,974	25,404,871
Fluidigm Corp. (a)	110,500	732,615
ICON PLC (a)	152,036	10,818,882
Luminex Corp. (a)	20,100	375,468
PAREXEL International Corp. (a)	246,715	14,479,703
PerkinElmer, Inc.	319,931	15,119,939
Sequenom, Inc. (a)	1,131,536	1,663,358
VWR Corp. (a)	206,437	5,037,063
Waters Corp. (a)	35,917	4,321,174
		94,661,481
Pharmaceuticals - 1.1%
Akorn, Inc. (a)	369,212	9,817,347
Catalent, Inc. (a)	180,097	4,370,954
DepoMed, Inc. (a)	246,275	3,763,082
Flamel Technologies SA sponsored ADR (a)	319,098	2,785,726
GW Pharmaceuticals PLC ADR (a)	257,004	10,562,864
Horizon Pharma PLC (a)	528,697	9,072,441
Impax Laboratories, Inc. (a)	80,252	2,623,438
Jazz Pharmaceuticals PLC (a)	61,773	7,510,361
Nektar Therapeutics (a)	382,869	4,276,647
Perrigo Co. PLC	26,445	3,338,681
Prestige Brands Holdings, Inc. (a)	92,414	4,519,045
Relypsa, Inc. (a)	49,649	658,346
Revance Therapeutics, Inc. (a)	109,443	1,935,499
Supernus Pharmaceuticals, Inc. (a)	169,310	2,123,147
The Medicines Company (a)	43,240	1,390,598
TherapeuticsMD, Inc. (a)	655,674	4,006,168
		72,754,344

TOTAL HEALTH CARE		642,780,556

INDUSTRIALS - 10.5%
Aerospace & Defense - 1.2%
AeroVironment, Inc. (a)	92,920	2,311,850
BE Aerospace, Inc.	133,786	5,835,745
Curtiss-Wright Corp.	34,081	2,405,778
HEICO Corp. Class A	353,248	15,436,938
Hexcel Corp.	401,684	16,601,600
Huntington Ingalls Industries, Inc.	20,240	2,652,654
KEYW Holding Corp. (a)	421,300	2,624,699
Spirit AeroSystems Holdings, Inc. Class A (a)	123,300	5,671,800
Teledyne Technologies, Inc. (a)	66,246	5,642,834
Textron, Inc.	90,600	3,093,990
TransDigm Group, Inc. (a)	58,977	12,596,308
Triumph Group, Inc.	67,677	2,061,441
		76,935,637
Air Freight & Logistics - 0.2%
Expeditors International of Washington, Inc.	75,107	3,438,398
Forward Air Corp.	297,289	12,105,608
		15,544,006
Airlines - 0.2%
Air Canada (a)	829,257	4,425,156
Allegiant Travel Co.	24,126	3,953,769
Hawaiian Holdings, Inc. (a)	24,171	1,039,836
JetBlue Airways Corp. (a)	262,015	5,764,330
Southwest Airlines Co.	25,194	1,056,888
		16,239,979
Building Products - 1.0%
A.O. Smith Corp.	181,256	12,756,797
Armstrong World Industries, Inc. (a)	154,570	6,264,722
Fortune Brands Home & Security, Inc.	112,680	5,658,790
Lennox International, Inc.	30,830	3,983,544
Masonite International Corp. (a)	224,546	12,913,640
Owens Corning	387,893	16,648,368
Universal Forest Products, Inc.	75,150	5,765,508
		63,991,369
Commercial Services & Supplies - 1.2%
Casella Waste Systems, Inc. Class A (a)	1,552,646	9,207,191
Clean Harbors, Inc. (a)	373,002	15,889,885
Covanta Holding Corp.	226,500	3,155,145
Herman Miller, Inc.	74,480	1,943,183
Interface, Inc.	550,412	8,751,551
Knoll, Inc.	189,150	3,612,765
Pitney Bowes, Inc.	256,860	4,654,303
Ritchie Brothers Auctioneers, Inc.	438,516	10,484,918
Steelcase, Inc. Class A	588,148	7,345,969
The Brink's Co.	485,995	14,215,354
		79,260,264
Construction & Engineering - 0.3%
KBR, Inc.	1,328,340	18,370,942
Quanta Services, Inc. (a)	200,039	4,058,791
		22,429,733
Electrical Equipment - 0.9%
Acuity Brands, Inc.	57,665	12,076,781
AMETEK, Inc.	68,842	3,194,957
Encore Wire Corp.	261,724	9,458,705
Generac Holdings, Inc. (a)	121,886	4,234,320
Hubbell, Inc. Class B	114,043	11,331,312
Regal Beloit Corp.	115,027	6,278,174
Rockwell Automation, Inc.	40,700	4,236,463
Sensata Technologies Holding BV (a)	189,505	6,464,016
		57,274,728
Industrial Conglomerates - 0.2%
Carlisle Companies, Inc.	112,077	10,104,862
Machinery - 2.6%
Allison Transmission Holdings, Inc.	1,428,528	33,827,543
CLARCOR, Inc.	73,251	3,526,303
Donaldson Co., Inc.	153,190	4,326,086
Harsco Corp.	216,400	820,156
IDEX Corp.	135,791	10,206,052
ITT Corp.	694,948	24,503,866
Kennametal, Inc.	198,286	3,991,497
Lincoln Electric Holdings, Inc.	225,407	12,300,460
Manitowoc Co., Inc.	432,839	6,860,498
Meritor, Inc. (a)	192,900	1,433,247
Middleby Corp. (a)	129,090	11,953,734
Nordson Corp.	40,906	2,931,733
Proto Labs, Inc. (a)	52,843	3,438,494
Stanley Black & Decker, Inc.	76,515	7,193,175
Tennant Co.	130,094	6,054,575
Terex Corp.	142,527	3,189,754
Twin Disc, Inc.	88,945	772,932
Valmont Industries, Inc.	17,600	1,989,680
WABCO Holdings, Inc. (a)	59,214	5,583,880
Wabtec Corp.	227,645	16,071,737
Woodward, Inc.	229,346	10,767,795
Xylem, Inc.	96,828	3,622,335
		175,365,532
Marine - 0.2%
Danaos Corp. (a)	142,533	631,421
Kirby Corp. (a)	275,004	15,567,976
		16,199,397
Professional Services - 0.8%
Advisory Board Co. (a)	70,826	2,088,659
CEB, Inc.	233,102	12,650,446
Equifax, Inc.	51,100	5,359,368
Huron Consulting Group, Inc. (a)	97,919	5,436,463
Korn/Ferry International	401,096	11,399,148
On Assignment, Inc. (a)	133,678	4,412,711
Robert Half International, Inc.	88,841	3,499,447
TransUnion Holding Co., Inc.	159,960	4,218,145
TriNet Group, Inc. (a)	217,286	2,844,274
TrueBlue, Inc. (a)	198,153	4,547,611
		56,456,272
Road & Rail - 0.8%
Avis Budget Group, Inc. (a)	92,200	2,364,008
Genesee & Wyoming, Inc. Class A (a)	70,479	3,997,569
Heartland Express, Inc.	488,395	8,986,468
Kansas City Southern	52,792	4,313,634
Knight Transportation, Inc.	633,602	15,352,176
Old Dominion Freight Lines, Inc. (a)	127,248	8,215,131
Roadrunner Transportation Systems, Inc. (a)	269,190	3,138,755
Ryder System, Inc.	49,800	2,824,656
Saia, Inc. (a)	118,543	3,111,754
Swift Transporation Co. (a)	241,582	4,116,557
		56,420,708
Trading Companies & Distributors - 0.9%
AerCap Holdings NV (a)	417,715	14,924,957
HD Supply Holdings, Inc. (a)	399,681	11,107,135
MSC Industrial Direct Co., Inc. Class A	220,275	15,326,735
United Rentals, Inc. (a)	30,332	1,564,221
Watsco, Inc.	88,322	11,265,471
WESCO International, Inc. (a)	63,738	2,807,659
		56,996,178

TOTAL INDUSTRIALS		703,218,665

INFORMATION TECHNOLOGY - 15.6%
Communications Equipment - 1.1%
Applied Optoelectronics, Inc. (a)	223,391	4,018,804
Arris International PLC (a)	413,904	9,888,167
Brocade Communications Systems, Inc.	818,650	8,129,195
Ciena Corp. (a)	946,023	19,393,472
CommScope Holding Co., Inc. (a)	83,580	2,105,380
Finisar Corp. (a)	213,364	3,110,847
Harris Corp.	23,810	1,857,656
Infinera Corp. (a)	502,656	7,886,673
Lumentum Holdings, Inc. (a)	180,125	4,328,404
NetScout Systems, Inc. (a)	172,600	3,567,642
Palo Alto Networks, Inc. (a)	8,031	1,162,808
ShoreTel, Inc. (a)	209,318	1,546,860
Sonus Networks, Inc. (a)	245,500	1,912,445
Viavi Solutions, Inc. (a)	1,083,543	7,075,536
		75,983,889
Electronic Equipment & Components - 2.9%
Belden, Inc.	87,798	4,808,696
CDW Corp.	522,508	20,680,867
Cognex Corp.	242,632	8,979,810
Coherent, Inc. (a)	57,565	4,869,999
Dolby Laboratories, Inc. Class A	56,400	2,227,800
FEI Co.	111,125	9,027,795
FLIR Systems, Inc.	395,729	12,251,770
II-VI, Inc. (a)	164,400	3,608,580
Ingram Micro, Inc. Class A	202,353	7,244,237
IPG Photonics Corp. (a)	137,674	11,352,598
Itron, Inc. (a)	88,000	3,505,920
Keysight Technologies, Inc. (a)	193,999	5,061,434
Littelfuse, Inc.	21,020	2,388,292
Maxwell Technologies, Inc. (a)	249,900	1,431,927
Mercury Systems, Inc. (a)	234,800	3,836,632
Methode Electronics, Inc. Class A	363,634	10,389,023
Orbotech Ltd. (a)	323,925	7,336,901
OSI Systems, Inc. (a)	69,517	4,196,741
Rogers Corp. (a)	60,666	3,240,778
ScanSource, Inc. (a)	210,010	7,852,274
SYNNEX Corp.	138,524	13,025,412
Tech Data Corp. (a)	183,523	12,921,854
Trimble Navigation Ltd. (a)	640,812	14,905,287
Universal Display Corp. (a)	174,665	8,345,494
VeriFone Systems, Inc. (a)	155,544	3,715,946
Zebra Technologies Corp. Class A (a)	122,995	7,598,631
		194,804,698
Internet Software & Services - 1.8%
Akamai Technologies, Inc. (a)	60,693	3,275,601
Alphabet, Inc. Class C	14,439	10,075,101
Apigee Corp.	110,540	646,659
Autobytel, Inc. (a)	64,662	1,241,510
Baidu.com, Inc. sponsored ADR (a)	3,453	598,819
Bankrate, Inc. (a)	199,400	1,527,404
Care.com, Inc. (a)	429,579	2,603,249
ChannelAdvisor Corp. (a)	399,605	4,247,801
Cimpress NV (a)	65,841	5,805,859
comScore, Inc. (a)	18,210	749,342
CoStar Group, Inc. (a)	93,037	16,473,131
Demandware, Inc. (a)	127,946	4,438,447
Facebook, Inc. Class A (a)	19,087	2,040,782
Five9, Inc. (a)	59,838	481,696
GoDaddy, Inc. (a)	207,292	6,498,604
j2 Global, Inc.	33,507	2,448,692
LogMeIn, Inc. (a)	205,250	10,447,225
Marketo, Inc. (a)	300,895	5,076,099
Match Group, Inc. (a)	329,072	3,583,594
Monster Worldwide, Inc. (a)	455,964	1,358,773
New Relic, Inc. (a)	98,177	2,613,472
Pandora Media, Inc. (a)	418,581	4,277,898
Rackspace Hosting, Inc. (a)	172,582	3,715,690
SciQuest, Inc. (a)	439,963	5,345,550
Shutterstock, Inc. (a)	111,136	3,878,646
SPS Commerce, Inc. (a)	66,023	2,952,549
Stamps.com, Inc. (a)	90,896	10,773,903
Twitter, Inc. (a)	83,813	1,518,692
Web.com Group, Inc. (a)	68,532	1,243,856
Wix.com Ltd. (a)	68,219	1,311,851
XO Group, Inc. (a)	157,297	2,246,201
		123,496,696
IT Services - 2.6%
Acxiom Corp. (a)	273,400	5,670,316
Alliance Data Systems Corp. (a)	12,870	2,704,373
Amdocs Ltd.	145,800	8,275,608
Black Knight Financial Services, Inc. Class A	209,625	6,144,109
Booz Allen Hamilton Holding Corp. Class A	211,100	5,826,360
Cognizant Technology Solutions Corp. Class A (a)	24,944	1,421,309
Convergys Corp.	68,800	1,773,664
CoreLogic, Inc. (a)	743,849	25,729,737
DST Systems, Inc.	33,600	3,513,888
EPAM Systems, Inc. (a)	120,490	8,239,106
Euronet Worldwide, Inc. (a)	418,457	27,425,672
ExlService Holdings, Inc. (a)	98,977	4,660,827
Fidelity National Information Services, Inc.	125,095	7,286,784
Gartner, Inc. Class A (a)	97,487	8,032,929
Genpact Ltd. (a)	522,535	13,810,600
Global Payments, Inc.	210,625	12,837,594
Lionbridge Technologies, Inc. (a)	663,755	2,927,160
MoneyGram International, Inc. (a)	224,800	1,209,424
Neustar, Inc. Class A (a)	162,700	4,046,349
Total System Services, Inc.	220,020	9,588,472
Vantiv, Inc. (a)	183,709	9,560,216
Virtusa Corp. (a)	83,410	2,952,714
		173,637,211
Semiconductors & Semiconductor Equipment - 2.4%
Atmel Corp.	667,846	5,396,196
Cavium, Inc. (a)	259,370	15,429,921
Ceva, Inc. (a)	75,500	1,480,555
Cypress Semiconductor Corp.	230,600	1,840,188
First Solar, Inc. (a)	56,640	4,070,717
FormFactor, Inc. (a)	266,200	2,023,120
Inphi Corp. (a)	68,481	1,732,569
Integrated Device Technology, Inc. (a)	278,995	5,418,083
Lam Research Corp.	141,720	10,388,076
M/A-COM Technology Solutions Holdings, Inc. (a)	120,335	4,560,697
Maxim Integrated Products, Inc.	132,941	4,501,382
Mellanox Technologies Ltd. (a)	527,956	26,825,444
Microsemi Corp. (a)	206,997	7,168,306
MKS Instruments, Inc.	141,042	4,640,282
Monolithic Power Systems, Inc.	225,908	13,342,126
ON Semiconductor Corp. (a)	417,461	3,502,498
Power Integrations, Inc.	101,118	4,634,238
Rambus, Inc. (a)	437,400	5,699,322
Rudolph Technologies, Inc. (a)	83,900	1,087,344
Silicon Laboratories, Inc. (a)	101,155	4,172,644
Skyworks Solutions, Inc.	130,860	8,695,647
Teradyne, Inc.	182,260	3,477,521
Ultratech, Inc. (a)	251,450	5,099,406
United Microelectronics Corp. sponsored ADR	3,238,961	6,704,649
Veeco Instruments, Inc. (a)	434,551	8,060,921
		159,951,852
Software - 4.5%
Adobe Systems, Inc. (a)	14,477	1,232,717
ANSYS, Inc. (a)	26,200	2,175,124
Aspen Technology, Inc. (a)	417,656	13,770,118
Atlassian Corp. PLC	86,930	2,066,326
Autodesk, Inc. (a)	153,594	7,946,954
Barracuda Networks, Inc. (a)	287,515	3,697,443
Bottomline Technologies, Inc. (a)	119,986	3,384,805
BroadSoft, Inc. (a)	81,015	2,988,643
CA Technologies, Inc.	139,900	4,097,671
Cadence Design Systems, Inc. (a)	1,034,773	22,299,358
Callidus Software, Inc. (a)	632,978	8,690,788
Check Point Software Technologies Ltd. (a)	15,619	1,297,470
CommVault Systems, Inc. (a)	298,756	11,194,387
Covisint Corp. (a)	945,101	1,842,947
Descartes Systems Group, Inc. (a)	144,257	2,463,910
Descartes Systems Group, Inc. (a)	21,114	361,575
Electronic Arts, Inc. (a)	81,295	5,222,391
EPIQ Systems, Inc.	50,095	685,300
Fair Isaac Corp.	58,157	5,787,785
Fleetmatics Group PLC (a)	224,530	8,107,778
Fortinet, Inc. (a)	63,860	1,813,624
Gigamon, Inc. (a)	42,900	1,174,173
Guidance Software, Inc. (a)	97,969	524,134
Guidewire Software, Inc. (a)	175,755	8,652,419
HubSpot, Inc. (a)	119,272	4,968,872
Interactive Intelligence Group, Inc. (a)	136,726	4,092,209
Manhattan Associates, Inc. (a)	210,715	11,644,111
Mentor Graphics Corp.	504,923	9,644,029
MicroStrategy, Inc. Class A (a)	35,555	5,720,444
Model N, Inc. (a)	260,677	2,690,187
Nuance Communications, Inc. (a)	759,600	14,819,796
Paycom Software, Inc. (a)	130,640	4,164,803
Progress Software Corp. (a)	101,500	2,559,830
Proofpoint, Inc. (a)	90,694	4,248,107
PROS Holdings, Inc. (a)	40,273	442,600
QAD, Inc. Class A	34,749	680,038
Qlik Technologies, Inc. (a)	258,698	6,006,968
Qualys, Inc. (a)	346,311	8,647,386
RealPage, Inc. (a)	114,236	2,290,432
RingCentral, Inc. (a)	220,892	4,086,502
Rovi Corp. (a)	273,450	6,229,191
SeaChange International, Inc. (a)	281,817	1,626,084
ServiceNow, Inc. (a)	7,183	394,993
Silver Spring Networks, Inc. (a)	218,100	2,726,250
Solera Holdings, Inc.	204,003	11,362,967
SS&C Technologies Holdings, Inc.	95,425	5,562,323
Synchronoss Technologies, Inc. (a)	163,113	4,568,795
Synopsys, Inc. (a)	174,130	7,792,318
Tableau Software, Inc. (a)	32,143	1,467,328
Take-Two Interactive Software, Inc. (a)	387,313	13,939,395
Tangoe, Inc. (a)	124,402	1,006,412
Ultimate Software Group, Inc. (a)	102,359	17,581,182
Verint Systems, Inc. (a)	398,753	14,167,694
Xura, Inc. (a)	213,770	4,196,305
Zendesk, Inc. (a)	92,083	1,685,119
		302,490,510
Technology Hardware, Storage & Peripherals - 0.3%
Cray, Inc. (a)	130,017	5,514,021
Electronics for Imaging, Inc. (a)	190,717	7,554,300
NCR Corp. (a)	18,636	435,337
Quantum Corp. (a)	765,400	390,354
Stratasys Ltd. (a)	199,525	3,761,046
Super Micro Computer, Inc. (a)	77,013	2,500,612
		20,155,670

TOTAL INFORMATION TECHNOLOGY		1,050,520,526

MATERIALS - 3.4%
Chemicals - 1.6%
Albemarle Corp. U.S.	380,616	21,398,232
Ashland, Inc.	45,063	4,294,053
Axalta Coating Systems (a)	185,520	4,816,099
Celanese Corp. Class A	202,325	12,208,291
Chemtura Corp. (a)	206,896	5,219,986
FMC Corp.	81,146	3,054,335
H.B. Fuller Co.	428,060	16,476,029
Methanex Corp.	429,938	13,600,404
PolyOne Corp.	309,991	8,341,858
The Mosaic Co.	349,025	9,301,516
The Scotts Miracle-Gro Co. Class A	126,994	8,765,126
		107,475,929
Construction Materials - 0.5%
Eagle Materials, Inc.	307,830	18,599,089
Headwaters, Inc. (a)	164,493	2,898,367
Martin Marietta Materials, Inc.	64,907	9,257,036
		30,754,492
Containers & Packaging - 0.9%
Avery Dennison Corp.	85,500	5,567,760
Berry Plastics Group, Inc. (a)	865,952	26,957,086
Crown Holdings, Inc. (a)	112,400	5,265,940
Graphic Packaging Holding Co.	547,020	6,744,757
WestRock Co.	464,006	15,669,483
		60,205,026
Metals & Mining - 0.4%
Cliffs Natural Resources, Inc. (a)	328,600	709,776
New Gold, Inc. (a)	2,564,635	8,681,470
Newmont Mining Corp.	3,056	78,936
Nucor Corp.	313,385	12,328,566
Yamana Gold, Inc.	2,874,353	8,136,565
		29,935,313
Paper & Forest Products - 0.0%
Mercer International, Inc. (SBI)	177,766	1,617,671

TOTAL MATERIALS		229,988,431

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
8x8, Inc. (a)	807,325	9,389,190
inContact, Inc. (a)	1,640,184	15,204,506
Level 3 Communications, Inc. (a)	458,730	22,271,342
SBA Communications Corp. Class A (a)	87,440	8,297,182
Vonage Holdings Corp. (a)	393,726	2,114,309
		57,276,529
Wireless Telecommunication Services - 0.0%
Telephone & Data Systems, Inc.	50,300	1,344,016
U.S. Cellular Corp. (a)	35,300	1,461,420
		2,805,436

TOTAL TELECOMMUNICATION SERVICES		60,081,965

UTILITIES - 1.0%
Electric Utilities - 0.2%
Allete, Inc.	53,211	2,821,247
Great Plains Energy, Inc.	208,353	6,113,077
ITC Holdings Corp.	47,156	1,915,948
Westar Energy, Inc.	94,493	4,106,666
		14,956,938
Independent Power and Renewable Electricity Producers - 0.2%
Atlantic Power Corp.	612,200	1,049,744
Calpine Corp. (a)	153,128	1,923,288
Dynegy, Inc. (a)	176,700	1,781,136
NRG Energy, Inc.	241,430	2,602,615
Ormat Technologies, Inc.	73,200	2,793,312
		10,150,095
Multi-Utilities - 0.6%
Ameren Corp.	300,235	14,096,033
Avangrid, Inc.	80,395	3,118,522
Black Hills Corp.	169,514	9,494,479
DTE Energy Co.	161,970	13,624,916
		40,333,950

TOTAL UTILITIES		65,440,983

TOTAL COMMON STOCKS
(Cost $4,644,194,815)		4,588,437,881

Convertible Preferred Stocks - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Catalog Retail - 0.0%
The Honest Co., Inc. Series D (b)	6,381	332,055
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Syndax Pharmaceuticals, Inc. Series C1 (b)	26,642	287,734
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $630,422)		619,789

Equity Funds - 28.0%
Mid-Cap Blend Funds - 6.7%
Fidelity SAI Small-Mid Capital 500 Index Fund (c)	23,853,210	208,477,054
FMI Common Stock Fund	10,750,754	239,526,800

TOTAL MID-CAP BLEND FUNDS		448,003,854

Mid-Cap Growth Funds - 3.2%
Fidelity Advisor Stock Selector Mid Cap Fund (c)	7,475,624	219,035,770
Sector Funds - 0.7%
Hennessy Small Cap Financial Fund Investor Class	2,204,505	44,464,873
Small Blend Funds - 13.7%
Goldman Sachs Small Cap Value Fund Institutional Class	5,849,235	270,527,101
JPMorgan Small Cap Equity Fund Class A	11,505,912	427,444,630
Vulcan Value Partners Small Cap Fund	14,718,249	224,600,486

TOTAL SMALL BLEND FUNDS		922,572,217

Small Growth Funds - 1.2%
Champlain Small Company Fund Advisor Class	5,771,333	82,010,640
Small Value Funds - 2.5%
Fidelity Small Cap Value Fund (c)	10,075,903	165,345,561
TOTAL EQUITY FUNDS
(Cost $1,982,823,753)		1,881,432,915
	Principal Amount

U.S. Treasury Obligations - 0.1%
U.S. Treasury Bills, yield at date of purchase 0.31% 4/28/16 (d)
(Cost $6,476,764)	$6,480,000	6,477,136
	Shares

Money Market Funds - 3.5%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (e)
(Cost $235,558,742)	235,558,742	235,558,742
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $6,869,684,496)		6,712,526,463
NET OTHER ASSETS (LIABILITIES) - 0.1%		5,760,676
NET ASSETS - 100%		$6,718,287,139

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1,105 ICE Russell 2000 Index Contracts (United States)	March 2016	114,002,850	$(7,279,871)

The face value of futures purchased as a percentage of Net Assets is 1.7%

Legend

 (a) Non-income producing

 (b) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $619,789 or 0.0% of net assets.

 (c) Affiliated Fund

 (d) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $6,286,220.

 (e) The rate quoted is the annualized seven-day yield of the fund at period end.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Syndax Pharmaceuticals, Inc. Series C1	12/11/15	$372,760
The Honest Co., Inc. Series D	9/25/15	$257,662

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor Stock Selector Mid Cap Fund	$339,358,581	$5,194,014	$76,187,195	$925,912	$219,035,770
Fidelity SAI Small-Mid Capital 500 Index Fund	--	290,958,752	67,035,504	1,186,876	208,477,054
Fidelity Small Cap Value Fund	93,903,412	87,011,698	--	984,797	165,345,561
Spartan Extended Market Index Fund Investor Class	357,772,322	3,746,194	362,317,342	573,296	--
Total	$791,034,315	$386,910,658	$505,540,041	$3,670,881	$592,858,385

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$769,334,219	$769,002,164	$--	$332,055
Consumer Staples	87,342,412	87,342,412	--	--
Energy	112,121,008	112,121,008	--	--
Financials	867,941,171	867,941,171	--	--
Health Care	643,068,290	642,533,946	287,734	246,610
Industrials	703,218,665	703,218,665	--	--
Information Technology	1,050,520,526	1,050,520,526	--	--
Materials	229,988,431	229,988,431	--	--
Telecommunication Services	60,081,965	60,081,965	--	--
Utilities	65,440,983	65,440,983	--	--
Equity Funds	1,881,432,915	1,881,432,915	--	--
Other Short-Term Investments and Net Other Assets	6,477,136	--	6,477,136	--
Money Market Funds	235,558,742	235,558,742	--	--
Total Investments in Securities:	$6,712,526,463	$6,705,182,928	$6,764,870	$578,665
Derivative Instruments:
Liabilities
Futures Contracts	$(7,279,871)	$(7,279,871)	$--	$--
Total Liabilities	$(7,279,871)	$(7,279,871)	$--	$--
Total Derivative Instruments:	$(7,279,871)	$(7,279,871)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(7,279,871)
Total Equity Risk	0	(7,279,871)
Total Value of Derivatives	$0	$(7,279,871)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $6,251,495,577)	$6,119,668,078
Affiliated issuers (cost $618,188,919)	592,858,385
Total Investments (cost $6,869,684,496)		$6,712,526,463
Cash		334,890
Foreign currency held at value (cost $3)		3
Receivable for investments sold		50,234,525
Receivable for fund shares sold		3,262,253
Dividends receivable		3,455,587
Interest receivable		19,534
Prepaid expenses		3,508
Other receivables		49,373
Total assets		6,769,886,136
Liabilities
Payable for investments purchased	$43,617,415
Payable for fund shares redeemed	4,467,785
Accrued management fee	1,949,410
Payable for daily variation margin for derivative instruments	419,900
Other affiliated payables	937,417
Other payables and accrued expenses	207,070
Total liabilities		51,598,997
Net Assets		$6,718,287,139
Net Assets consist of:
Paid in capital		$7,049,208,566
Distributions in excess of net investment income		(47,926)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(166,435,597)
Net unrealized appreciation (depreciation) on investments		(164,437,904)
Net Assets, for 604,280,309 shares outstanding		$6,718,287,139
Net Asset Value, offering price and redemption price per share ($6,718,287,139 ÷ 604,280,309 shares)		$11.12

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$49,638,342
Affiliated issuers		3,670,881
Interest		39,715
Total income		53,348,938
Expenses
Management fee	$39,699,603
Transfer agent fees	9,255,472
Accounting fees and expenses	1,167,472
Custodian fees and expenses	132,192
Independent trustees' compensation	79,982
Registration fees	234,385
Audit	83,293
Legal	53,463
Miscellaneous	204,040
Total expenses before reductions	50,909,902
Expense reductions	(17,837,980)	33,071,922
Net investment income (loss)		20,277,016
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(54,294,277)
Affiliated issuers	52,911,848
Foreign currency transactions	155,094
Futures contracts	(11,356,421)
Realized gain distributions from underlying funds:
Unaffiliated issuers	76,891,666
Affiliated issuers	18,723,894
Total net realized gain (loss)		83,031,804
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,076,507,669)
Assets and liabilities in foreign currencies	427
Futures contracts	(25,011,310)
Total change in net unrealized appreciation (depreciation)		(1,101,518,552)
Net gain (loss)		(1,018,486,748)
Net increase (decrease) in net assets resulting from operations		$(998,209,732)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,277,016	$14,090,445
Net realized gain (loss)	83,031,804	341,069,625
Change in net unrealized appreciation (depreciation)	(1,101,518,552)	79,506,742
Net increase (decrease) in net assets resulting from operations	(998,209,732)	434,666,812
Distributions to shareholders from net investment income	(18,681,110)	(13,400,507)
Distributions to shareholders from net realized gain	(417,322,870)	(456,903,940)
Total distributions	(436,003,980)	(470,304,447)
Share transactions
Proceeds from sales of shares	1,767,001,360	2,489,121,288
Reinvestment of distributions	435,093,539	469,233,819
Cost of shares redeemed	(1,251,927,060)	(1,146,804,276)
Net increase (decrease) in net assets resulting from share transactions	950,167,839	1,811,550,831
Total increase (decrease) in net assets	(484,045,873)	1,775,913,196
Net Assets
Beginning of period	7,202,333,012	5,426,419,816
End of period (including distributions in excess of net investment income of $47,926 and undistributed net investment income of $589,671, respectively)	$6,718,287,139	$7,202,333,012
Other Information
Shares
Sold	141,840,290	192,772,792
Issued in reinvestment of distributions	33,890,984	36,670,178
Redeemed	(98,676,190)	(86,606,781)
Net increase (decrease)	77,055,084	142,836,189

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Fund

Years ended February 28,	2016A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$13.66	$14.12	$12.30	$11.45	$12.00
Income from Investment Operations
Net investment income (loss)B	.04	.03	.02	.06	.02
Net realized and unrealized gain (loss)	(1.78)	.64	3.33	1.30	(.06)
Total from investment operations	(1.74)	.67	3.35	1.36	(.04)
Distributions from net investment income	(.03)	(.03)	(.02)	(.06)	(.02)
Distributions from net realized gain	(.77)	(1.11)	(1.51)	(.44)	(.50)
Total distributions	(.80)	(1.13)C	(1.53)	(.51)D	(.51)E
Net asset value, end of period	$11.12	$13.66	$14.12	$12.30	$11.45
Total ReturnF	(13.45)%	5.45%	28.21%	12.37%	(.05)%
Ratios to Average Net AssetsG
Expenses before reductions	.72%	.62%	.70%	.65%	.63%
Expenses net of fee waivers, if any	.46%	.37%	.45%	.40%	.38%
Expenses net of all reductions	.46%	.37%	.45%	.40%	.37%
Net investment income (loss)	.28%	.23%	.14%	.51%	.18%
Supplemental Data
Net assets, end of period (000 omitted)	$6,718,287	$7,202,333	$5,426,420	$3,004,665	$2,676,692
Portfolio turnover rateH	71%	54%	84%	53%	63%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total distributions of $1.13 per share is comprised of distributions from net investment income of $.026 and distributions from net realized gain of $1.105 per share.

 D Total distributions of $.51 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.443 per share.

 E Total distributions of $.51 per share is comprised of distributions from net investment income of $.018 and distributions from net realized gain of $.496 per share.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Small-Mid Cap Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from Underlying Funds, futures contracts, foreign currency transactions, market discount, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$511,760,276
Gross unrealized depreciation	(710,101,232)
Net unrealized appreciation (depreciation) on securities	$(198,340,956)
Tax Cost	$6,910,867,419

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$(198,340,956)

The Fund intends to elect to defer to its next fiscal year $132,532,159 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$18,681,110	$ 83,347,431
Long-term Capital Gains	417,322,870	386,957,016
Total	$436,003,980	$ 470,304,447

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(11,356,421) and a change in net unrealized appreciation (depreciation) of $(25,011,310) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares and in- kind transactions), other than short-term securities aggregated $5,600,117,735 and $4,785,139,749, respectively.

Exchanges In-Kind. During the period, the Fund redeemed shares of Meridian Growth Fund Legacy Class and AllianceBernstein Discovery Growth Fund Class A in exchange for cash and investments, as noted in the following table. Net realized losses on the Fund's redemptions of Meridian Growth Fund Legacy Class and AllianceBernstein Discovery Growth Fund Class A shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized net realized losses on the exchanges for federal income tax purposes.

Transaction Date	Fund Name	Value of investments and cash received	Realized gain (loss)	Shares redeemed
9/25/15	AllianceBernstein Discovery Growth Fund Class A	$304,882,495	$(26,432,769)	34,764,253
12/11/15	Meridian Growth Fund Legacy Class	430,967,188	(46,810,638)	12,619,830
	Total	$735,849,683	$(73,243,407)	47,384,083

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.10% of the Fund's average net assets. For the reporting period, the total annualized management fee rate was .56% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc., AllianceBernstein, L.P. (AB), Arrowpoint Asset Management, LLC, Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Investment Advisers LLC (NBIA) (formerly Neuberger Berman Management, LLC), Portolan Capital Management, LLC, RS Investment Management Co. LLC, Systematic Financial Management, L.P. and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2016, the Board of Trustees approved the appointment of J.P. Morgan Investment Management, Inc. (J.P. Morgan) as an additional sub-adviser for the Fund. Subsequent to period end, J.P. Morgan was allocated a portion of the Fund's assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser or Sub-adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $23,462 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub- adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,339 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2018. During the period, this waiver reduced the Fund's management fee by $17,774,194.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $63,786.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principle investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following underlying Funds:

Fidelity Advisor Stock Selector Mid Cap Fund	10%
Fidelity SAI Small-Mid Cap 500 Index Fund	100%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Small-Mid Cap Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 15, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Actual	.51%	$1,000.00	$907.30	$2.42
Hypothetical-C		$1,000.00	$1,022.33	$2.56

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period) The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2016, $218,690,593, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 44% and 100% of the dividends distributed in April and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 44% and 100% of the dividends distributed in April and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Fisher Investments, Inc. (Fisher Investments), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investments Management Co. LLC (RS Investments), Systematic Financial Management, L.P. (Systematic), and The Boston Company Asset Management, LLC (Boston Company) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, at its December 2015 meeting, the Board prospectively approved an amended sub-advisory agreement with Neuberger Berman to take effect upon the consummation of an internal reorganization that will result in Neuberger Berman Investment Advisers LLC (NBIA), an affiliate of Neuberger Berman, providing services to the fund. The Board noted that the reorganization would not result in any changes to the personnel that currently provide services to the fund or the nature, extent and quality of the services provided. In addition, the Board noted that the amendment would not result in any changes to the terms of the sub-advisory agreement. In reaching its determination to renew the fund's Advisory Contracts and approve an amended sub-advisory agreement with NBIA, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve an amended sub-advisory agreement with NBIA, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with NBIA is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve an amended sub-advisory agreement with NBIA was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Fisher Investments, Invesco, Kennedy Capital, Neuberger Berman, Pyramis, RS Investments, Systematic, and Boston Company(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and theiraffiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2014, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-, three-, and five-year periods ended December 31, 2014. The Board also noted that the fund had under-performed 58%, 58%, and 64% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for each period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2018 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.10%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Small-Mid Cap Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and above the median of its ASPG for the fiscal year ended February 28, 2015. The Board also noted that the fund's management fee was compared on a pre-waiver basis and, therefore, did not reflect the management fee waiver noted above. Giving effect to the waiver, however, the fund's management fee was below the ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2018.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Fund

On September 16, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with AllianceBernstein L.P. (AB) (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser on behalf of other funds overseen by the Board and that although the fund will not utilize the same investment personnel, the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the information regarding the New Sub-Adviser provided in connection with its renewal of the existing sub-advisory agreements with the New Sub-Adviser at its September 2015 Board meeting.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.10% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2017 and its proposal to extend the waiver through September 30, 2018. The Board also considered that the fund's total net expenses after allocating assets to the New Sub-Adviser are expected to continue to rank below the median expense ratio of its competitive peer group.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Fund

On December 2, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Arrowpoint Asset Management, LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.10% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund or Strategic Advisers' portion of the management fee. The Board considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2018. The Board also considered that the fund's total net expenses after allocating assets to the New Sub-Adviser are expected to continue to rank below the median expense ratio of its competitive peer group.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Strategic Advisers® International Multi-Manager Fund Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Strategic Advisers® International Multi-Manager Fund	(13.34)%	4.25%

 A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund, a class of the fund, on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$11,730	Strategic Advisers® International Multi-Manager Fund
$11,522	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the year ending February 29, 2016, held back by a collapse in commodity prices that affected resources-related sectors and geographies in particular. The non-U.S. developed-markets MSCI EAFE Index returned -15.04% for the 12 months, hurt also by concerns about global economic growth. Stocks in developing markets fell further, with the MSCI Emerging Markets Index returning -23.13%. Commodity producers were pressured for much of the year, largely related to economic deceleration in China, the world's second-largest economy and a leading consumer of raw materials. Effects were exacerbated by U.S. dollar strength relative to global currencies, weighing on commodities priced in dollars and acutely affecting the equity returns of resources-related areas. Among regions within the MSCI EAFE Index, net energy consumer Japan (-10%) fared best; Asia Pacific ex Japan (-19%), worst. At the country level, only Denmark (+5%) and Israel (+3%) managed a gain, with several notching declines of greater than 20%. As for sectors, consumer staples (-2%) and telecommunication services (-6%) lost the least, whereas materials (-29%), financials (-22%) and energy (-21%) lost the most. Among emerging-markets countries, Hungary (+27%) proved the sole gainer. Meanwhile, Greece (-68%), Brazil (-40%), China (-29%) and India (-26%) headed the market's broad-based decline.

Comments from Portfolio Manager Wilfred Chilangwa:  For the year, the fund's share classes posted negative returns but outpaced the benchmark MSCI EAFE Index. Relative to the benchmark, sub-adviser Massachusetts Financial Services' (MFS) International Value strategy was the top contributor, as this manager's quality-focused all-cap approach delivered favorable overall positioning in Japan and solid stock selection in the United Kingdom. From a sector perspective, beneficial positioning in consumer staples, information technology and financials added the most value. William Blair Investment Management also aided the fund's relative performance, fueled by strong picks in continental Europe and the United Kingdom, along with lighter-than-benchmark exposure to poor-performing Australia. The Select International strategy run by FIAM℠ provided a further boost versus the benchmark. On the downside, MFS's International Research Equity strategy was hampered by adverse security selection in the United Kingdom, particularly among health care, industrials and utilities names. Causeway Capital Management's exposure to Canada and stock picks in continental Europe worked against its relative performance, as did an underweighting in Japan, which held up better than many other developed markets this past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA	2.2	2.0
KDDI Corp.	1.8	1.9
Roche Holding AG (participation certificate)	1.6	1.7
Danone SA	1.5	1.2
WisdomTree Europe Hedged Equity ETF	1.4	1.5
Novartis AG	1.4	2.0
Reckitt Benckiser Group PLC	1.4	1.2
Japan Tobacco, Inc.	1.2	1.0
British American Tobacco PLC (United Kingdom)	1.1	0.9
Bayer AG	1.0	1.3
	14.6

Top Five Market Sectors as of February 29, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.7	21.3
Consumer Staples	14.5	13.3
Industrials	11.8	10.3
Consumer Discretionary	10.5	11.2
Information Technology	9.8	8.2

Geographic Diversification (% of fund's net assets)

As of February 29, 2016
Japan	18.0%
United Kingdom	17.4%
United States of America*	11.5%
Switzerland	10.2%
France	9.9%
Germany	7.5%
Netherlands	3.6%
Australia	3.1%
Hong Kong	1.9%
Other	16.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Japan	19.6%
United Kingdom	17.6%
United States of America*	10.7%
Switzerland	10.6%
France	9.1%
Germany	7.1%
Netherlands	3.7%
Australia	2.4%
Hong Kong	2.3%
Other	16.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Stocks	91.5%
Europe Stock Funds	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	7.1%

As of August 31, 2015
Stocks	91.8%
Europe Stock Funds	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	6.7%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 1.2%
Bridgestone Corp.	1,600	$56,019
Compagnie Plastic Omnium	416	13,282
Continental AG	935	187,764
DENSO Corp.	4,300	159,421
GKN PLC	41,235	157,831
Valeo SA	800	111,222
		685,539
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	517	42,000
Fuji Heavy Industries Ltd.	1,300	42,532
Geely Automobile Holdings Ltd.	10,000	3,703
Honda Motor Co. Ltd.	3,700	95,160
Isuzu Motors Ltd.	4,300	43,020
Renault SA	643	58,855
Suzuki Motor Corp.	1,800	45,042
Toyota Motor Corp.	3,400	177,268
Yamaha Motor Co. Ltd.	2,200	32,746
		540,326
Distributors - 0.0%
Inchcape PLC	1,893	19,471
Jardine Cycle & Carriage Ltd.	500	13,709
		33,180
Hotels, Restaurants & Leisure - 2.1%
Accor SA	1,169	49,787
Carnival PLC	4,152	205,114
Compass Group PLC	31,365	549,904
Flight Centre Travel Group Ltd.	1,941	57,355
InterContinental Hotel Group PLC	1,631	61,263
Oriental Land Co. Ltd.	200	13,690
TUI AG	2,682	40,219
Whitbread PLC	3,345	182,552
William Hill PLC	4,037	22,960
Yum! Brands, Inc.	567	41,090
		1,223,934
Household Durables - 1.0%
Berkeley Group Holdings PLC	768	34,730
Casio Computer Co. Ltd.	3,000	55,257
Haseko Corp.	1,100	9,520
Nikon Corp.	10,500	159,793
Sony Corp.	2,600	54,638
Steinhoff International Holdings NV (South Africa)	10,476	55,919
Taylor Wimpey PLC	43,726	113,321
Techtronic Industries Co. Ltd.	25,500	97,370
		580,548
Internet & Catalog Retail - 0.0%
YOOX SpA (a)	472	13,915
Zalando SE (a)	573	17,958
		31,873
Leisure Products - 0.1%
Sankyo Co. Ltd. (Gunma)	900	33,045
Yamaha Corp.	1,500	41,815
		74,860
Media - 2.5%
Altice NV:
Class A (a)	1,736	25,023
Class B (a)	800	11,757
Axel Springer Verlag AG	486	24,679
Dentsu, Inc.	700	32,536
Fuji Media Holdings, Inc.	1,100	12,582
ITV PLC	57,081	197,508
Naspers Ltd. Class N	458	54,401
Nippon Television Network Corp.	1,100	18,806
NOS SGPS SA	1,799	12,504
ProSiebenSat.1 Media AG	2,643	135,925
Publicis Groupe SA	1	62
RELX NV	30,483	500,738
RELX PLC	3,280	56,701
Technicolor SA	1,768	10,765
Telenet Group Holding NV (a)	491	25,849
UBM PLC	1,809	14,868
Vivendi SA	3,352	69,531
Wolters Kluwer NV	2,112	79,943
WPP PLC	9,547	201,083
		1,485,261
Multiline Retail - 0.3%
Dollarama, Inc.	570	33,180
Don Quijote Holdings Co. Ltd.	800	26,741
Next PLC	1,164	109,601
		169,522
Specialty Retail - 0.8%
ABC-MART, Inc.	800	45,983
Esprit Holdings Ltd.	92,750	82,876
Fast Retailing Co. Ltd.	100	27,745
Grandvision NV	284	8,113
Inditex SA	3,364	103,796
Nitori Holdings Co. Ltd.	600	46,083
USS Co. Ltd.	8,500	133,785
WH Smith PLC	546	13,732
		462,113
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG	752	80,147
Burberry Group PLC	2,244	41,228
Christian Dior SA	242	42,740
Compagnie Financiere Richemont SA Series A	1,963	124,652
Global Brands Group Holding Ltd. (a)	20,000	2,366
Hermes International SCA	80	27,370
LVMH Moet Hennessy - Louis Vuitton SA	1,123	186,572
Pandora A/S	512	64,888
		569,963

TOTAL CONSUMER DISCRETIONARY		5,857,119

CONSUMER STAPLES - 13.8%
Beverages - 2.0%
Anheuser-Busch InBev SA NV	1,170	130,896
Asahi Group Holdings	1,300	38,203
Diageo PLC	13,846	358,258
Embotelladoras Arca S.A.B. de CV	3,313	20,209
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	214	20,028
Heineken NV (Bearer)	3,036	244,929
ITO EN Ltd.	3,200	90,829
Pernod Ricard SA	2,660	283,899
		1,187,251
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	981	44,388
Distribuidora Internacional de Alimentacion SA	3,534	17,854
Jeronimo Martins SGPS SA	2,067	29,288
Magnit OJSC (a)	174	24,602
PriceSmart, Inc.	402	31,059
Seven & i Holdings Co. Ltd.	1,600	63,794
Sundrug Co. Ltd.	1,500	99,131
Tsuruha Holdings, Inc.	300	25,371
Woolworths Ltd.	2,265	37,021
		372,508
Food Products - 4.1%
Aryzta AG	3,089	147,752
Danone SA	12,340	858,222
Greencore Group PLC	2,413	12,776
M. Dias Branco SA	307	4,850
Nestle SA	18,376	1,285,059
Toyo Suisan Kaisha Ltd.	3,000	107,482
Viscofan Envolturas Celulosicas SA	221	13,225
		2,429,366
Household Products - 2.3%
Colgate-Palmolive Co.	7,049	462,696
Reckitt Benckiser Group PLC	8,765	798,402
Svenska Cellulosa AB (SCA) (B Shares)	2,936	88,027
		1,349,125
Personal Products - 2.0%
AMOREPACIFIC Corp.	50	14,826
Kao Corp.	8,000	403,619
Kobayashi Pharmaceutical Co. Ltd.	1,400	119,650
Kose Corp.	500	42,987
L'Oreal SA	1,204	202,645
Pola Orbis Holdings, Inc.	300	22,054
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,333	143,745
Unilever PLC	5,402	230,787
		1,180,313
Tobacco - 2.7%
British American Tobacco PLC (United Kingdom)	11,280	613,680
Imperial Tobacco Group PLC	2,704	140,099
Japan Tobacco, Inc.	18,200	723,721
KT&G Corp.	1,357	116,606
		1,594,106

TOTAL CONSUMER STAPLES		8,112,669

ENERGY - 4.0%
Energy Equipment & Services - 0.3%
Amec Foster Wheeler PLC	4,378	23,247
Core Laboratories NV	350	36,729
Technip SA	1,670	82,738
Tecnicas Reunidas SA	1,400	38,136
		180,850
Oil, Gas & Consumable Fuels - 3.7%
BP PLC	45,022	218,501
Cairn Energy PLC (a)	24,070	54,910
CNOOC Ltd.	179,000	186,463
Enbridge, Inc.	3,642	128,641
Eni SpA	7,016	98,120
Galp Energia SGPS SA Class B	6,104	67,133
Imperial Oil Ltd.	2,190	69,908
INPEX Corp.	12,900	93,001
Lundin Petroleum AB (a)	3,029	47,371
Oil Search Ltd. ADR	18,569	88,534
Royal Dutch Shell PLC:
Class A (Netherlands)	5,594	127,622
Class A (United Kingdom)	8,416	191,719
Class B (United Kingdom)	4,387	99,609
Statoil ASA	3,359	48,898
Suncor Energy, Inc.	2,400	58,678
Total SA	12,812	574,240
		2,153,348

TOTAL ENERGY		2,334,198

FINANCIALS - 18.7%
Banks - 9.3%
ABN AMRO Group NV GDR (a)	5,118	101,553
Australia & New Zealand Banking Group Ltd.	6,332	101,016
Banco Bilbao Vizcaya Argentaria SA	5,922	37,438
Banco Popolare Societa Cooperativa	2,498	20,585
Bank of Ireland (a)	234,641	66,801
Bankinter SA	10,005	66,381
Barclays PLC	152,213	361,615
BNP Paribas SA	6,567	307,188
BOC Hong Kong (Holdings) Ltd.	17,500	45,448
CaixaBank SA	39,412	112,454
Chiba Bank Ltd.	7,000	32,827
Credicorp Ltd. (United States)	307	35,993
Danske Bank A/S	2,863	78,330
DNB ASA	12,497	144,320
Dubai Islamic Bank Pakistan Ltd. (a)	8,303	14,445
Erste Group Bank AG	1,345	34,713
Hang Seng Bank Ltd.	3,300	55,749
HDFC Bank Ltd. sponsored ADR	2,454	129,620
HSBC Holdings PLC:
(Hong Kong)	35,200	222,994
(United Kingdom)	61,850	393,325
ING Groep NV (Certificaten Van Aandelen)	20,826	248,274
Intesa Sanpaolo SpA	108,050	272,920
Joyo Bank Ltd.	10,000	34,637
Jyske Bank A/S (Reg.)	861	37,570
Kasikornbank PCL:
NVDR	6,500	31,096
(For. Reg.)	400	1,947
KBC Groep NV	5,288	281,300
Lloyds Banking Group PLC	520,623	522,458
Mitsubishi UFJ Financial Group, Inc.	59,200	255,466
Nordea Bank AB	11,315	113,192
North Pacific Bank Ltd.	10,100	25,023
PT Bank Central Asia Tbk	44,000	44,339
Seven Bank Ltd.	10,800	46,213
Shinsei Bank Ltd.	18,000	21,375
Societe Generale Series A	2,223	78,074
Sumitomo Mitsui Financial Group, Inc.	13,400	376,006
Svenska Handelsbanken AB (A Shares)	10,814	138,288
Swedbank AB (A Shares)	4,940	99,787
Sydbank A/S	1,142	31,111
The Hachijuni Bank Ltd.	7,000	32,106
The Toronto-Dominion Bank	2,300	89,127
Unione di Banche Italiane ScpA	4,040	15,628
United Overseas Bank Ltd.	5,500	66,952
Westpac Banking Corp.	10,907	223,078
		5,448,762
Capital Markets - 2.0%
Azimut Holding SpA	1,200	23,197
Banca Generali SpA	1,193	30,511
CI Financial Corp.	1,290	28,575
Credit Suisse Group AG	2,586	34,612
Daiwa Securities Group, Inc.	9,000	53,125
Julius Baer Group Ltd.	3,841	153,255
Macquarie Group Ltd.	2,836	130,075
Partners Group Holding AG	359	130,423
Schroders PLC	700	25,488
UBS Group AG	36,030	553,531
		1,162,792
Consumer Finance - 0.2%
AEON Financial Service Co. Ltd.	2,700	60,332
Hitachi Capital Corp.	600	12,873
Provident Financial PLC	1,308	59,149
		132,354
Diversified Financial Services - 0.7%
Cerved Information Solutions SpA	2,661	21,002
Challenger Ltd.	5,837	31,330
Deutsche Boerse AG	431	35,436
Element Financial Corp.	4,294	45,479
IG Group Holdings PLC	7,027	74,430
London Stock Exchange Group PLC	872	32,503
ORIX Corp.	14,600	191,127
		431,307
Insurance - 4.2%
Admiral Group PLC	700	16,875
AIA Group Ltd.	62,200	317,475
AMP Ltd.	10,841	41,165
Aviva PLC	49,490	300,285
AXA SA	8,208	180,465
BB Seguridade Participacoes SA	3,600	21,624
Direct Line Insurance Group PLC	5,034	27,228
Euler Hermes SA	432	35,857
Fairfax Financial Holdings Ltd. (sub. vtg.)	568	300,284
Gjensidige Forsikring ASA	1,339	21,049
Hiscox Ltd.	10,488	142,036
Insurance Australia Group Ltd.	4,091	15,096
Intact Financial Corp.	420	26,153
Jardine Lloyd Thompson Group PLC	4,149	45,996
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	10,500	44,413
Prudential PLC	6,680	116,327
Sampo Oyj (A Shares)	3,384	152,700
Sony Financial Holdings, Inc.	9,200	128,260
St. James's Place Capital PLC	66	788
Zurich Insurance Group AG	2,533	536,517
		2,470,593
Real Estate Investment Trusts - 0.4%
British Land Co. PLC	4,720	43,293
Derwent London PLC	455	19,208
Nippon Prologis REIT, Inc.	5	10,608
Unibail-Rodamco	208	51,986
Westfield Corp. unit	19,660	140,323
		265,418
Real Estate Management & Development - 1.9%
AEON MALL Co. Ltd.	990	14,033
Brookfield Asset Management, Inc.	1,615	49,516
Brookfield Asset Management, Inc. Class A	806	24,740
CapitaLand Ltd.	7,000	14,836
Cheung Kong Property Holdings Ltd.	4,920	25,175
China Overseas Land and Investment Ltd.	8,000	23,759
China Resources Land Ltd.	10,000	23,862
Daito Trust Construction Co. Ltd.	200	27,088
Daiwa House Industry Co. Ltd.	2,900	79,363
Deutsche Wohnen AG (Bearer)	9,099	241,272
Hongkong Land Holdings Ltd.	3,300	19,371
Hysan Development Co. Ltd.	4,000	15,839
LEG Immobilien AG	1,540	126,769
Lendlease Group unit	1,596	14,843
Leopalace21 Corp. (a)	5,800	33,652
Mitsui Fudosan Co. Ltd.	1,000	23,237
Sino Land Ltd.	14,000	19,439
Sumitomo Realty & Development Co. Ltd.	2,000	54,997
TAG Immobilien AG	3,952	46,904
Vonovia SE	7,326	228,887
		1,107,582

TOTAL FINANCIALS		11,018,808

HEALTH CARE - 8.9%
Biotechnology - 0.2%
Actelion Ltd.	742	103,590
Health Care Equipment & Supplies - 1.1%
Ansell Ltd.	1,355	16,635
Coloplast A/S Series B	461	34,836
Essilor International SA	295	35,188
Hoya Corp.	3,400	122,865
Nihon Kohden Corp.	4,900	119,772
Olympus Corp.	2,200	80,215
Straumann Holding AG	50	16,249
Sysmex Corp.	300	18,504
Terumo Corp.	6,200	211,817
		656,081
Health Care Providers & Services - 0.2%
Fresenius SE & Co. KGaA	1,408	93,249
Miraca Holdings, Inc.	600	25,851
Orpea	183	15,150
		134,250
Health Care Technology - 0.0%
M3, Inc.	1,000	23,804
Life Sciences Tools & Services - 0.3%
Eurofins Scientific SA	76	27,126
Gerresheimer AG	181	12,984
ICON PLC (a)	667	47,464
Lonza Group AG	373	56,781
		144,355
Pharmaceuticals - 7.1%
Astellas Pharma, Inc.	7,900	113,664
Bayer AG	5,577	578,156
GlaxoSmithKline PLC	16,187	313,705
Hikma Pharmaceuticals PLC	1,323	34,637
Novartis AG	11,396	817,750
Novo Nordisk A/S Series B	3,715	191,266
Roche Holding AG (participation certificate)	3,578	917,454
Sanofi SA	4,515	357,761
Santen Pharmaceutical Co. Ltd.	18,300	280,979
Sawai Pharmaceutical Co. Ltd.	200	13,820
Shionogi & Co. Ltd.	1,000	42,878
Shire PLC	3,593	187,445
Teva Pharmaceutical Industries Ltd.	500	28,240
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,367	242,805
Valeant Pharmaceuticals International, Inc. (Canada) (a)	584	38,427
		4,158,987

TOTAL HEALTH CARE		5,221,067

INDUSTRIALS - 11.8%
Aerospace & Defense - 0.8%
BAE Systems PLC	4,235	30,023
Cobham PLC	36,270	130,447
Finmeccanica SpA (a)	6,800	70,534
Rolls-Royce Group PLC	4,910	46,090
Safran SA	2,204	137,408
Thales SA	387	30,905
Zodiac Aerospace	2,135	35,767
		481,174
Air Freight & Logistics - 0.8%
PostNL NV (a)	18,548	72,336
Yamato Holdings Co. Ltd.	19,300	391,440
		463,776
Airlines - 0.7%
easyJet PLC	3,581	75,062
International Consolidated Airlines Group SA CDI	13,644	104,257
Japan Airlines Co. Ltd.	4,400	157,439
Ryanair Holdings PLC sponsored ADR	580	48,239
		384,997
Building Products - 0.6%
ASSA ABLOY AB (B Shares)	1,999	38,324
Compagnie de St. Gobain	1,602	62,338
Daikin Industries Ltd.	2,600	174,292
Geberit AG (Reg.)	139	50,296
Kingspan Group PLC (Ireland)	777	19,618
Toto Ltd.	700	20,139
		365,007
Commercial Services & Supplies - 1.3%
Brambles Ltd.	61,618	549,308
Edenred SA	1,831	32,228
Intrum Justitia AB	458	14,053
Secom Co. Ltd.	2,000	142,603
		738,192
Construction & Engineering - 0.5%
Balfour Beatty PLC (a)	27,117	94,885
Bouygues SA	811	31,818
SHIMIZU Corp.	2,000	15,202
Taisei Corp.	13,000	78,795
VINCI SA	1,477	102,543
		323,243
Electrical Equipment - 1.6%
Legrand SA	6,128	306,085
Nidec Corp.	600	40,188
Schneider Electric SA	9,410	560,887
Vestas Wind Systems A/S	650	44,052
		951,212
Industrial Conglomerates - 0.4%
Bidvest Group Ltd.	895	20,152
CK Hutchison Holdings Ltd.	14,076	170,022
Koninklijke Philips Electronics NV	2,660	67,537
		257,711
Machinery - 2.2%
Alfa Laval AB	4,737	74,691
Andritz AG	750	36,009
Atlas Copco AB (A Shares)	2,009	45,274
Daifuku Co. Ltd.	900	14,211
GEA Group AG	5,359	237,127
Glory Ltd.	1,900	64,008
IMI PLC	9,726	115,133
Kone Oyj (B Shares)	1,607	71,588
Kubota Corp.	10,000	128,013
Makita Corp.	1,300	76,360
Minebea Ltd.	3,000	22,027
Mitsubishi Heavy Industries Ltd.	1,000	3,558
NGK Insulators Ltd.	1,000	17,787
Nordson Corp.	1,112	79,697
Sandvik AB	6,234	57,011
Schindler Holding AG (participation certificate)	1,024	171,778
Spirax-Sarco Engineering PLC	1,802	78,880
Tadano Ltd.	2,000	17,122
Wartsila Corp.	41	1,656
		1,311,930
Professional Services - 0.8%
Capita Group PLC	4,677	65,227
Intertek Group PLC	2,672	108,670
Michael Page International PLC	13,608	70,041
SEEK Ltd.	2,794	30,950
SGS SA (Reg.)	82	165,725
Temp Holdings Co., Ltd.	900	11,474
		452,087
Road & Rail - 0.7%
DSV de Sammensluttede Vognmaend A/S	650	26,657
East Japan Railway Co.	4,200	367,792
Stagecoach Group PLC	2,073	7,822
		402,271
Trading Companies & Distributors - 1.2%
Brenntag AG	3,240	157,727
Bunzl PLC	10,567	284,299
Itochu Corp.	3,500	41,262
Misumi Group, Inc.	2,500	33,348
Mitsubishi Corp.	3,600	57,613
Rexel SA	3,671	45,166
Wolseley PLC	1,701	87,231
		706,646
Transportation Infrastructure - 0.2%
China Merchants Holdings International Co. Ltd.	30,593	84,762
Kamigumi Co. Ltd.	2,000	18,732
		103,494

TOTAL INDUSTRIALS		6,941,740

INFORMATION TECHNOLOGY - 9.8%
Communications Equipment - 0.6%
Telefonaktiebolaget LM Ericsson (B Shares)	36,329	333,656
Electronic Equipment & Components - 1.5%
Alps Electric Co. Ltd.	800	13,128
China High Precision Automation Group Ltd. (a)	15,000	0
Delta Electronics, Inc.	5,367	21,716
Halma PLC	11,729	144,884
Hirose Electric Co. Ltd.	1,155	130,299
Hitachi Ltd.	62,000	262,270
Keyence Corp.	200	103,369
Murata Manufacturing Co. Ltd.	1,100	131,998
Spectris PLC	3,137	78,898
		886,562
Internet Software & Services - 0.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,426	98,123
Baidu.com, Inc. sponsored ADR (a)	268	46,477
JUST EAT Ltd. (a)	3,191	17,130
NetEase, Inc. sponsored ADR	353	47,517
Rocket Internet AG (a)	905	20,576
Tencent Holdings Ltd.	3,600	65,871
United Internet AG	964	47,306
Yandex NV (a)	841	10,866
		353,866
IT Services - 2.1%
Amadeus IT Holding SA Class A	10,383	419,784
Capgemini SA	772	64,414
Cognizant Technology Solutions Corp. Class A (a)	2,343	133,504
Computershare Ltd.	7,996	51,935
IT Holdings Corp.	600	13,788
Luxoft Holding, Inc. (a)	205	10,406
MasterCard, Inc. Class A	887	77,098
Nomura Research Institute Ltd.	8,950	305,442
OBIC Co. Ltd.	2,200	109,313
SCSK Corp.	1,500	57,569
		1,243,253
Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc.	5,643	299,023
ARM Holdings PLC	2,752	37,817
ASM International NV (Netherlands)	1,048	44,406
Chipbond Technology Corp.	9,000	14,079
Disco Corp.	200	18,425
Infineon Technologies AG	11,984	145,455
NVIDIA Corp.	5,712	179,128
NXP Semiconductors NV (a)	977	69,601
SK Hynix, Inc.	928	22,463
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	23,964	564,352
Texas Instruments, Inc.	2,509	133,027
		1,527,776
Software - 1.7%
Cadence Design Systems, Inc. (a)	7,664	165,159
Check Point Software Technologies Ltd. (a)	1,299	107,908
Constellation Software, Inc.	42	17,524
Dassault Systemes SA	1,947	148,030
Micro Focus International PLC	1,155	23,712
Nintendo Co. Ltd.	300	41,992
Sage Group PLC	4,641	38,531
SAP AG	4,437	334,564
Square Enix Holdings Co. Ltd.	1,100	25,891
Synopsys, Inc. (a)	757	33,876
Trend Micro, Inc.	1,600	58,227
		995,414
Technology Hardware, Storage & Peripherals - 0.7%
Catcher Technology Co. Ltd.	3,000	23,465
Fujifilm Holdings Corp.	600	22,488
Logitech International SA (Reg.)	839	13,024
NEC Corp.	10,000	25,324
Neopost SA	1,491	31,823
Samsung Electronics Co. Ltd.	301	286,090
		402,214

TOTAL INFORMATION TECHNOLOGY		5,742,741

MATERIALS - 5.5%
Chemicals - 4.5%
Akzo Nobel NV	8,066	473,602
Clariant AG (Reg.)	12,051	201,795
Croda International PLC	4,238	175,308
Daicel Chemical Industries Ltd.	4,000	51,040
Evonik Industries AG	590	17,856
Givaudan SA	150	281,673
HEXPOL AB (B Shares)	1,500	15,137
Incitec Pivot Ltd.	16,313	33,882
JSR Corp.	1,800	25,233
LG Chemical Ltd.	120	29,046
Linde AG	2,432	339,966
Mitsui Chemicals, Inc.	9,000	29,406
Nippon Paint Holdings Co. Ltd.	5,900	118,101
Nissan Chemical Industries Co. Ltd.	700	15,787
Novozymes A/S Series B	658	28,309
Orica Ltd.	12,321	125,316
Shin-Etsu Chemical Co. Ltd.	1,300	65,275
Sumitomo Chemical Co. Ltd.	7,000	30,652
Symrise AG	4,581	294,721
Syngenta AG (Switzerland)	579	231,878
Yara International ASA	1,187	46,184
		2,630,167
Construction Materials - 0.2%
CRH PLC	880	22,572
James Hardie Industries PLC CDI	6,569	83,973
		106,545
Containers & Packaging - 0.0%
Billerud AB	781	12,351
Metals & Mining - 0.8%
BHP Billiton PLC	5,850	58,842
Hitachi Metals Ltd.	2,000	21,280
Iluka Resources Ltd.	11,074	53,194
Newcrest Mining Ltd. (a)	2,134	26,791
Randgold Resources Ltd.	653	59,318
Rio Tinto Ltd.	959	27,571
Rio Tinto PLC	7,938	210,364
		457,360
Paper & Forest Products - 0.0%
Mondi PLC	1,126	20,249

TOTAL MATERIALS		3,226,672

TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 1.7%
Bezeq The Israel Telecommunication Corp. Ltd.	8,500	19,081
BT Group PLC	30,124	202,860
Deutsche Telekom AG	6,780	113,409
Elisa Corp. (A Shares)	511	18,283
Hellenic Telecommunications Organization SA	3,772	31,309
HKT Trust/HKT Ltd. unit	27,140	37,545
Iliad SA	197	48,465
Nippon Telegraph & Telephone Corp.	2,100	88,929
Orange SA	4,400	76,210
Singapore Telecommunications Ltd.	24,500	64,893
TDC A/S	20,825	88,684
Telecom Italia SpA (a)	45,324	44,041
Telefonica Deutschland Holding AG	5,416	26,336
Telenor ASA	2,271	33,904
TeliaSonera AB	6,043	27,749
Telstra Corp. Ltd.	23,219	86,795
		1,008,493
Wireless Telecommunication Services - 3.9%
China Mobile Ltd.	22,768	242,923
KDDI Corp.	41,500	1,060,242
Mobile TeleSystems OJSC (a)	4,982	15,397
Philippine Long Distance Telephone Co.	510	19,598
SK Telecom Co. Ltd.	1,213	228,176
SoftBank Corp.	3,400	167,079
Vodafone Group PLC	187,429	568,453
		2,301,868

TOTAL TELECOMMUNICATION SERVICES		3,310,361

UTILITIES - 2.2%
Electric Utilities - 1.0%
Enel SpA	25,693	102,680
Iberdrola SA	11,229	72,340
Kansai Electric Power Co., Inc. (a)	4,200	46,147
Red Electrica Corporacion SA	400	31,830
Scottish & Southern Energy PLC	15,887	304,297
		557,294
Gas Utilities - 0.3%
APA Group unit	11,599	72,191
China Resource Gas Group Ltd.	28,000	73,077
ENN Energy Holdings Ltd.	4,000	18,282
Rubis	182	13,501
		177,051
Multi-Utilities - 0.9%
Centrica PLC	10,590	30,453
E.ON AG	9,510	85,925
Engie	20,313	315,663
Suez Environnement SA	3,092	53,633
Veolia Environnement SA	3,015	68,087
		553,761

TOTAL UTILITIES		1,288,106

TOTAL COMMON STOCKS
(Cost $50,449,113)		53,053,481

Nonconvertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG	3,048	357,108
CONSUMER STAPLES - 0.7%
Beverages - 0.2%
Ambev SA sponsored ADR	25,400	110,236
Household Products - 0.5%
Henkel AG & Co. KGaA	2,974	300,362

TOTAL CONSUMER STAPLES		410,598

MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA sponsored ADR	10,223	8,996
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $952,804)		776,702

Equity Funds - 1.4%
Europe Stock Funds - 1.4%
WisdomTree Europe Hedged Equity ETF
(Cost $1,001,411)	16,800	839,664
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.31% 4/28/16 to 5/26/16(b)
(Cost $139,928)	$140,000	139,935
	Shares

Money Market Funds - 6.3%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (c)
(Cost $3,668,441)	3,668,441	3,668,441
TOTAL INVESTMENT PORTFOLIO - 99.4%
(Cost $56,211,697)		58,478,223
NET OTHER ASSETS (LIABILITIES) - 0.6%		329,173
NET ASSETS - 100%		$58,807,396

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
8 CME NIKKEI 225 Index Contracts (Japan)	March 2016	640,200	$(150,982)
24 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2016	1,854,000	(136,291)
TOTAL FUTURES CONTRACTS			$(287,273)

The face value of futures purchased as a percentage of Net Assets is 4.2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $139,935.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$6,214,227	$2,703,178	$3,511,049	$--
Consumer Staples	8,523,267	2,666,735	5,856,532	--
Energy	2,334,198	613,287	1,720,911	--
Financials	11,018,808	5,204,089	5,814,719	--
Health Care	5,221,067	1,586,275	3,634,792	--
Industrials	6,941,740	4,172,969	2,768,771	--
Information Technology	5,742,741	3,505,855	2,236,886	--
Materials	3,235,668	2,005,891	1,229,777	--
Telecommunication Services	3,310,361	269,703	3,040,658	--
Utilities	1,288,106	578,177	709,929	--
Equity Funds	839,664	839,664	--	--
Other Short-Term Investments	139,935	--	139,935	--
Money Market Funds	3,668,441	3,668,441	--	--
Total Investments in Securities:	$58,478,223	$27,814,264	$30,663,959	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(287,273)	$(287,273)	$--	$--
Total Liabilities	$(287,273)	$(287,273)	$--	$--
Total Derivative Instruments:	$(287,273)	$(287,273)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$15,518,826
Level 2 to Level 1	$2,160,926

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(287,273)
Total Equity Risk	0	(287,273)
Total Value of Derivatives	$0	$(287,273)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

Japan	18.0%
United Kingdom	17.4%
United States of America	11.5%
Switzerland	10.2%
France	9.9%
Germany	7.5%
Netherlands	3.6%
Australia	3.1%
Hong Kong	1.9%
Sweden	1.8%
Spain	1.8%
Canada	1.8%
Italy	1.2%
Korea (South)	1.2%
Denmark	1.2%
Cayman Islands	1.1%
Taiwan	1.0%
Others (Individually Less Than 1%)	5.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $56,211,697)		$58,478,223
Foreign currency held at value (cost $137,858)		136,594
Receivable for investments sold		257,862
Receivable for fund shares sold		5,534
Dividends receivable		181,650
Interest receivable		309
Prepaid expenses		32
Other receivables		167
Total assets		59,060,371
Liabilities
Payable for investments purchased	$134,226
Accrued management fee	31,870
Distribution and service plan fees payable	19
Payable for daily variation margin for derivative instruments	25,320
Audit fee payable	38,763
Custody fee payable	15,249
Other affiliated payables	6,832
Other payables and accrued expenses	696
Total liabilities		252,975
Net Assets		$58,807,396
Net Assets consist of:
Paid in capital		$57,989,507
Distributions in excess of net investment income		(6,811)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,144,226)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,968,926
Net Assets		$58,807,396
International Multi-Manager:
Net Asset Value, offering price and redemption price per share ($55,756,348 ÷ 5,406,265 shares)		$10.31
Class F:
Net Asset Value, offering price and redemption price per share ($2,868,117 ÷ 277,865 shares)		$10.32
Class L:
Net Asset Value, offering price and redemption price per share ($91,729 ÷ 8,904 shares)		$10.30
Class N:
Net Asset Value, offering price and redemption price per share ($91,202 ÷ 8,859 shares)		$10.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$1,721,923
Interest		613
Income before foreign taxes withheld		1,722,536
Less foreign taxes withheld		(142,612)
Total income		1,579,924
Expenses
Management fee	$424,323
Transfer agent fees	56,772
Distribution and service plan fees	254
Accounting fees and expenses	33,594
Custodian fees and expenses	97,025
Independent trustees' compensation	730
Registration fees	40,098
Audit	60,772
Legal	487
Miscellaneous	692
Total expenses before reductions	714,747
Expense reductions	(9,598)	705,149
Net investment income (loss)		874,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(485,900)
Foreign currency transactions	(14,518)
Futures contracts	(61,805)
Realized gain distributions from underlying funds:
Unaffiliated issuers	63,792
Total net realized gain (loss)		(498,431)
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,983,737)
Assets and liabilities in foreign currencies	130
Futures contracts	(389,691)
Total change in net unrealized appreciation (depreciation)		(9,373,298)
Net gain (loss)		(9,871,729)
Net increase (decrease) in net assets resulting from operations		$(8,996,954)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$874,775	$906,412
Net realized gain (loss)	(498,431)	2,148,427
Change in net unrealized appreciation (depreciation)	(9,373,298)	(2,152,155)
Net increase (decrease) in net assets resulting from operations	(8,996,954)	902,684
Distributions to shareholders from net investment income	(879,986)	(1,434,668)
Distributions to shareholders from net realized gain	(504,100)	(2,718,059)
Total distributions	(1,384,086)	(4,152,727)
Share transactions - net increase (decrease)	2,859,241	(758,476)
Redemption fees	38	14
Total increase (decrease) in net assets	(7,521,761)	(4,008,505)
Net Assets
Beginning of period	66,329,157	70,337,662
End of period (including distributions in excess of net investment income of $6,811 and distributions in excess of net investment income of $291, respectively)	$58,807,396	$66,329,157

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$12.80	$11.04	$10.00
Income from Investment Operations
Net investment income (loss)C	.16	.17	.27D	.11
Net realized and unrealized gain (loss)	(1.75)	(.03)	1.89	1.05
Total from investment operations	(1.59)	.14	2.16	1.16
Distributions from net investment income	(.16)E	(.27)	(.17)	(.10)
Distributions from net realized gain	(.09)E	(.52)	(.23)	(.02)
Total distributions	(.25)	(.79)	(.40)	(.12)
Redemption fees added to paid in capitalC,F	–	–	–	–
Net asset value, end of period	$10.31	$12.15	$12.80	$11.04
Total ReturnG,H	(13.34)%	1.25%	19.74%	11.64%
Ratios to Average Net AssetsI
Expenses before reductions	1.10%	1.14%	1.20%	1.29%J
Expenses net of fee waivers, if any	1.10%	1.14%	1.18%	1.18%J
Expenses net of all reductions	1.09%	1.12%	1.17%	1.16%J
Net investment income (loss)	1.34%	1.38%	2.29%D	1.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$55,756	$63,653	$68,582	$56,164
Portfolio turnover rateK	42%	41%	46%	42%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$12.16	$12.82	$11.05	$10.69
Income from Investment Operations
Net investment income (loss)C	.17	.18	.29D	.01
Net realized and unrealized gain (loss)	(1.75)	(.04)	1.88	.35
Total from investment operations	(1.58)	.14	2.17	.36
Distributions from net investment income	(.17)E	(.29)	(.17)	–
Distributions from net realized gain	(.09)E	(.52)	(.23)	–
Total distributions	(.26)	(.80)F	(.40)	–
Redemption fees added to paid in capitalC,G	–	–	–	–
Net asset value, end of period	$10.32	$12.16	$12.82	$11.05
Total ReturnH,I	(13.26)%	1.30%	19.85%	3.37%
Ratios to Average Net AssetsJ
Expenses before reductions	1.01%	1.05%	1.16%	1.25%K
Expenses net of fee waivers, if any	1.01%	1.05%	1.09%	1.09%K
Expenses net of all reductions	1.00%	1.03%	1.08%	1.07%K
Net investment income (loss)	1.43%	1.48%	2.38%D	.44%K
Supplemental Data
Net assets, end of period (000 omitted)	$2,868	$2,465	$1,547	$267
Portfolio turnover rateL	42%	41%	46%	42%K

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.80 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$12.14	$12.80	$12.62
Income from Investment Operations
Net investment income (loss)C	.16	.17	.11D
Net realized and unrealized gain (loss)	(1.75)	(.04)	.45
Total from investment operations	(1.59)	.13	.56
Distributions from net investment income	(.16)E	(.28)	(.17)
Distributions from net realized gain	(.09)E	(.52)	(.21)
Total distributions	(.25)	(.79)F	(.38)
Redemption fees added to paid in capitalC,G	–	–	–
Net asset value, end of period	$10.30	$12.14	$12.80
Total ReturnH,I	(13.35)%	1.21%	4.57%
Ratios to Average Net AssetsJ
Expenses before reductions	1.11%	1.15%	1.33%K
Expenses net of fee waivers, if any	1.10%	1.15%	1.18%K
Expenses net of all reductions	1.09%	1.13%	1.17%K
Net investment income (loss)	1.34%	1.38%	2.88%D,K
Supplemental Data
Net assets, end of period (000 omitted)	$92	$106	$105
Portfolio turnover rateL	42%	41%	46%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$12.13	$12.79	$12.62
Income from Investment Operations
Net investment income (loss)C	.13	.14	.10D
Net realized and unrealized gain (loss)	(1.75)	(.04)	.45
Total from investment operations	(1.62)	.10	.55
Distributions from net investment income	(.13)E	(.24)	(.17)
Distributions from net realized gain	(.09)E	(.52)	(.21)
Total distributions	(.22)	(.76)	(.38)
Redemption fees added to paid in capitalC,F	–	–	–
Net asset value, end of period	$10.29	$12.13	$12.79
Total ReturnG,H	(13.55)%	.95%	4.45%
Ratios to Average Net AssetsI
Expenses before reductions	1.35%	1.40%	1.59%J
Expenses net of fee waivers, if any	1.35%	1.40%	1.43%J
Expenses net of all reductions	1.34%	1.38%	1.42%J
Net investment income (loss)	1.09%	1.13%	2.63%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$91	$105	$104
Portfolio turnover rateK	42%	41%	46%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$7,563,605
Gross unrealized depreciation	(5,728,950)
Net unrealized appreciation (depreciation) on securities	$1,834,655
Tax Cost	$56,643,568

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(999,620)
Net unrealized appreciation (depreciation) on securities and other investments	$1,824,706

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(999,620)

The Fund intends to elect to defer to its next fiscal year $6,700 of currency losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$879,986	$ 1,729,849
Long-term Capital Gains	504,100	2,422,878
Total	$1,384,086	$ 4,152,727

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(61,805) and a change in net unrealized appreciation (depreciation) of $(389,691) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $26,109,458 and $24,169,912, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Arrowstreet Capital, Limited Partnership and Thompson, Siegel & Walmsley LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$254	$254

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$56,584.09
Class L	94.09
Class N	94.09
	$56,772

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $94 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,260 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
International Multi-Manager	$1,334
Class L	2
Class N	2
$1,338

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
International Multi-Manager	$836,654	$1,385,396
Class F	40,798	44,987
Class L	1,378	2,272
Class N	1,156	2,013
Total	$879,986	$1,434,668
From net realized gain
International Multi-Manager	$483,052	$2,624,206
Class F	19,445	85,289
Class L	803	4,283
Class N	800	4,281
Total	$504,100	$2,718,059

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
International Multi-Manager
Shares sold	137,354	145,819	$1,616,006	$1,782,542
Reinvestment of distributions	112,265	335,000	1,319,706	4,009,602
Shares redeemed	(82,967)	(597,389)	(940,831)	(7,566,740)
Net increase (decrease)	166,652	(116,570)	$1,994,881	$(1,774,596)
Class F
Shares sold	120,262	89,216	$1,384,025	$1,094,055
Reinvestment of distributions	5,139	10,927	60,243	130,276
Shares redeemed	(50,276)	(18,073)	(584,045)	(221,060)
Net increase (decrease)	75,125	82,070	$860,223	$1,003,271
Class L
Reinvestment of distributions	186	549	2,181	6,555
Net increase (decrease)	186	549	$2,181	$6,555
Class N
Reinvestment of distributions	166	526	1,956	6,294
Net increase (decrease)	166	526	$1,956	$6,294

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers International Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
International Multi-Manager	1.11%
Actual		$1,000.00	$914.70	$5.28
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class F	1.01%
Actual		$1,000.00	$914.70	$4.81
Hypothetical-C		$1,000.00	$1,019.84	$5.07
Class L	1.11%
Actual		$1,000.00	$914.70	$5.28
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class N	1.36%
Actual		$1,000.00	$913.40	$6.47
Hypothetical-C		$1,000.00	$1,018.10	$6.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

International Multi-Manager designates 2% of the dividends distributed in December 2015, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

International Multi-Manager designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
International Multi-Manager	12/7/15	$0.1743	$0.0233

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), Thompson, Siegel & Walmsley, LLC (Thompson, Siegel & Walmsley), and William Blair Investment Management LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, Thompson, Siegel & Walmsley, and William Blair(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class F had out-performed 65% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of Class F was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.18%, 1.18%, and 1.43%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class N were above, and the total expenses of Class F were below, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

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www.fidelity.com

STG-ANN-0416
1.938043.103

Strategic Advisers® Core Income Multi-Manager Fund Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Strategic Advisers® Core Income Multi-Manager Fund	(0.04)%	2.31%

 A From June 19, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund, a class of the fund, on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$10,881	Strategic Advisers® Core Income Multi-Manager Fund
$10,856	Barclays® U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest return for the year ending February 29, 2016, amid an environment in which investors largely avoided riskier debt. The Barclays® U.S. Aggregate Bond Index returned 1.50%, with coupon (stated interest) payments more than making up for bond-price declines. Bond yields rose early in the period due to increased expectations for higher policy interest rates. The U.S. Federal Reserve, however, took no action to raise rates over the summer amid a dampened global economic outlook. Rate-hike expectations cooled in September, in an environment of decreased bond issuance, weaker economic data emanating from China and falling crude-oil prices. They then rose significantly in late October and November, as the U.S. economy continued to improve, leading to the Fed's mid-December rate hike, its first since 2006. Bond prices rallied late in the period, partly because global investors faced with negative yields in Japan and parts of Europe were attracted to U.S. Treasury investments, which returned about 3% for the period, leading all major sectors. Conversely, investment-grade credit declined for the period, and securitized sectors managed positive returns that lagged on a risk-adjusted basis. Outside the index, U.S. corporate high-yield bonds fell sharply, according to Barclays, fueled by a broad retreat from risk assets.

Comments from Portfolio Manager Gregory Pappas:  For the year, the fund's share classes posted negative returns and lagged the benchmark, the Barclays® U.S. Aggregate Bond Index. Relative to the benchmark, a Core Investment Grade strategy run by sub-adviser FIAM℠ was among the largest detractors, due to an overweighting in energy-related securities. PIMCO Total Return Fund performed well for most of the period, but reversed course in January and February when short-term U.S. Treasury yields fell after having risen earlier on. PIMCO was positioned for rising short-term yields, believing the Fed would raise interest rates several times in 2016, and maintained that strategy. Collectively, Western Asset Core Bond Fund and Western Asset Core Plus Bond Fund detracted due to concentrated positions in BBB-rated corporate bonds, which lagged higher-quality corporates. On the plus side, we had a few small contributors, including DoubleLine Total Return Bond Fund and JPMorgan Core Bond Select, both of which were helped by holdings of agency and non-agency mortgage-backed securities. I sold our positions in these funds during the period as part of a restructuring which reduced the number of managers in the portfolio to four. I also liquidated our position in Prudential Short-Term Corporate Bond Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Western Asset Core Bond Fund Class I	31.0	6.2
Metropolitan West Total Return Bond Fund Class I	24.0	12.2
PIMCO Total Return Fund Institutional Class	21.1	20.6
U.S. Treasury Obligations	5.3	5.2
Fannie Mae	2.4	2.1
Ginnie Mae	1.4	1.3
Freddie Mac	1.0	1.0
Verizon Communications, Inc.	0.8	0.7
JPMorgan Chase Commercial Mortgage Securities Trust	0.7	0.8
Goldman Sachs Group, Inc.	0.7	0.8
	88.4

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Corporate Bonds	10.4%
U.S. Government and U.S. Government Agency Obligations	10.1%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	1.9%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	76.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

As of August 31, 2015
Corporate Bonds	11.6%
U.S. Government and U.S. Government Agency Obligations	9.6%
CMOs and Other Mortgage Related Securities	1.8%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	72.6%
Intermediate Government Funds	0.9%
Short-Term Funds	2.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments February 29, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 10.4%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.6%
Automobiles - 0.4%
General Motors Co.:
3.5% 10/2/18	$20,000	$20,058
6.6% 4/1/36	5,000	5,139
6.75% 4/1/46	11,000	11,501
General Motors Financial Co., Inc.:
2.625% 7/10/17	20,000	19,917
3% 9/25/17	31,000	31,027
3.25% 5/15/18	10,000	9,974
3.5% 7/10/19	10,000	9,999
4.25% 5/15/23	10,000	9,751
4.375% 9/25/21	55,000	55,320
4.75% 8/15/17	15,000	15,372
		188,058
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	9,000	9,543
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
2.75% 12/9/20	2,000	2,058
3.7% 1/30/26	5,000	5,219
4.7% 12/9/35	3,000	3,105
4.875% 12/9/45	4,000	4,203
		14,585
Household Durables - 0.2%
D.R. Horton, Inc. 4% 2/15/20	100,000	101,750
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22 (a)	13,000	13,204
4.908% 7/23/25 (a)	16,000	16,377
Discovery Communications LLC 3.25% 4/1/23	2,000	1,837
NBCUniversal, Inc. 5.15% 4/30/20	100,000	112,567
Time Warner Cable, Inc.:
4% 9/1/21	118,000	120,322
5.5% 9/1/41	10,000	8,903
5.875% 11/15/40	13,000	12,096
6.55% 5/1/37	18,000	18,133
7.3% 7/1/38	17,000	17,940
8.25% 4/1/19	17,000	19,437
Viacom, Inc. 4.25% 9/1/23	22,000	21,500
		362,316
Multiline Retail - 0.1%
Family Tree Escrow LLC 5.25% 3/1/20 (a)	30,000	31,500

TOTAL CONSUMER DISCRETIONARY		707,752

CONSUMER STAPLES - 0.4%
Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	20,000	20,356
3.3% 2/1/23	20,000	20,560
3.65% 2/1/26	20,000	20,628
4.7% 2/1/36	23,000	24,118
4.9% 2/1/46	26,000	27,869
Constellation Brands, Inc. 4.25% 5/1/23	40,000	41,450
		154,981
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	7,000	7,047
Food Products - 0.0%
ConAgra Foods, Inc. 1.9% 1/25/18	4,000	3,997
Tobacco - 0.1%
Altria Group, Inc. 4.75% 5/5/21	20,000	22,141
Reynolds American, Inc.:
2.3% 6/12/18	5,000	5,053
4% 6/12/22	3,000	3,239
5.7% 8/15/35	3,000	3,387
6.15% 9/15/43	4,000	4,741
		38,561

TOTAL CONSUMER STAPLES		204,586

ENERGY - 1.2%
Energy Equipment & Services - 0.2%
DCP Midstream LLC 4.75% 9/30/21 (a)	100,000	67,863
Halliburton Co.:
3.8% 11/15/25	6,000	5,680
4.85% 11/15/35	5,000	4,370
5% 11/15/45	7,000	6,204
		84,117
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000	2,032
Chesapeake Energy Corp.:
5.75% 3/15/23	5,000	1,050
6.125% 2/15/21	165,000	34,650
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (a)	2,000	1,919
3.3% 6/1/20 (a)	12,000	11,237
4.5% 6/1/25 (a)	3,000	2,728
5.8% 6/1/45 (a)	4,000	3,385
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	4,564
2.7% 4/1/19	4,000	3,281
3.875% 3/15/23	20,000	14,411
5.6% 4/1/44	10,000	6,111
El Paso Corp. 6.5% 9/15/20	20,000	20,203
Enable Midstream Partners LP:
2.4% 5/15/19	3,000	2,311
3.9% 5/15/24	3,000	1,916
Kinder Morgan, Inc.:
3.05% 12/1/19	123,000	113,547
4.3% 6/1/25	20,000	18,088
MPLX LP 4% 2/15/25	2,000	1,517
Petrobras Global Finance BV:
5.625% 5/20/43	10,000	5,810
7.25% 3/17/44	91,000	59,287
Petroleos Mexicanos:
3.5% 7/23/20 (a)	10,000	9,425
5.5% 2/4/19 (a)	15,000	15,510
6.375% 2/4/21 (a)	25,000	25,994
6.5% 6/2/41	15,000	13,107
Southwestern Energy Co.:
3.3% 1/23/18	4,000	2,880
4.05% 1/23/20	8,000	5,160
4.95% 1/23/25	46,000	26,450
Spectra Energy Partners, LP 2.95% 9/25/18	2,000	1,969
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,220
4.55% 6/24/24	38,000	28,500
Western Gas Partners LP 5.375% 6/1/21	2,000	1,708
Williams Partners LP 4.3% 3/4/24	8,000	6,254
		447,224

TOTAL ENERGY		531,341

FINANCIALS - 5.4%
Banks - 1.5%
Bank of America Corp.:
3.3% 1/11/23	39,000	38,980
3.875% 8/1/25	2,000	2,053
3.95% 4/21/25	43,000	41,633
4% 1/22/25	89,000	86,567
4.1% 7/24/23	5,000	5,207
4.2% 8/26/24	4,000	4,005
4.25% 10/22/26	11,000	10,896
4.45% 3/3/26	10,000	10,000
Citigroup, Inc.:
1.85% 11/24/17	21,000	20,932
4.05% 7/30/22	4,000	4,076
4.4% 6/10/25	11,000	10,968
5.3% 5/6/44	21,000	21,045
5.5% 9/13/25	4,000	4,285
Citizens Financial Group, Inc. 4.3% 12/3/25	20,000	20,540
Credit Suisse AG 6% 2/15/18	2,000	2,117
Credit Suisse New York Branch 1.7% 4/27/18	108,000	106,860
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	4,040
3.875% 9/10/24	26,000	26,126
4.125% 12/15/26	31,000	31,450
4.25% 10/15/20	4,000	4,277
4.35% 8/15/21	4,000	4,337
4.625% 5/10/21	4,000	4,370
4.95% 3/25/20	4,000	4,357
Regions Financial Corp. 2% 5/15/18	10,000	9,911
Royal Bank of Canada 4.65% 1/27/26	22,000	22,191
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	95,783
6% 12/19/23	35,000	35,358
6.1% 6/10/23	13,000	13,163
6.125% 12/15/22	29,000	30,441
		675,968
Capital Markets - 1.3%
Affiliated Managers Group, Inc. 4.25% 2/15/24	4,000	4,122
Goldman Sachs Group, Inc.:
1.748% 9/15/17	30,000	29,978
2.625% 1/31/19	24,000	24,183
2.9% 7/19/18	29,000	29,405
5.75% 1/24/22	8,000	9,090
6.75% 10/1/37	190,000	217,204
Lazard Group LLC 4.25% 11/14/20	8,000	8,209
Morgan Stanley:
2.375% 7/23/19	20,000	19,956
3.7% 10/23/24	18,000	18,237
3.75% 2/25/23	36,000	36,830
4.875% 11/1/22	147,000	154,985
5% 11/24/25	13,000	13,682
		565,881
Consumer Finance - 0.1%
American Express Credit Corp. 1.875% 11/5/18	25,000	25,057
Discover Financial Services 3.95% 11/6/24	7,000	6,854
Hyundai Capital America 2.125% 10/2/17 (a)	4,000	4,003
Synchrony Financial:
1.875% 8/15/17	3,000	2,967
3% 8/15/19	4,000	4,006
3.75% 8/15/21	6,000	6,034
4.25% 8/15/24	6,000	6,006
		54,927
Diversified Financial Services - 0.3%
IntercontinentalExchange, Inc.:
2.75% 12/1/20	4,000	4,066
3.75% 12/1/25	7,000	7,208
MSCI, Inc. 5.25% 11/15/24 (a)	100,000	105,750
		117,024
Insurance - 0.3%
American International Group, Inc. 3.3% 3/1/21	6,000	6,066
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,215
Massachusetts Mutual Life Insurance Co. 4.5% 4/15/65 (a)	8,000	7,387
Pacific LifeCorp 6% 2/10/20(a)	2,000	2,238
Pricoa Global Funding I 5.375% 5/15/45 (b)	11,000	10,368
Prudential Financial, Inc. 4.5% 11/16/21	100,000	108,639
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	3,000	3,015
		139,928
Real Estate Investment Trusts - 1.6%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	1,990
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,002
AvalonBay Communities, Inc. 3.625% 10/1/20	5,000	5,223
Camden Property Trust:
2.95% 12/15/22	4,000	3,930
4.25% 1/15/24	8,000	8,541
Corporate Office Properties LP 5% 7/1/25	5,000	5,043
DDR Corp.:
3.5% 1/15/21	140,000	141,631
3.625% 2/1/25	5,000	4,756
4.25% 2/1/26	4,000	3,971
4.75% 4/15/18	132,000	137,296
Duke Realty LP:
3.625% 4/15/23	5,000	4,990
3.875% 10/15/22	8,000	8,236
5.95% 2/15/17	10,000	10,382
Equity One, Inc. 3.75% 11/15/22	20,000	19,998
ERP Operating LP 4.625% 12/15/21	275,000	303,950
Government Properties Income Trust 3.75% 8/15/19	10,000	10,255
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	5,961
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	4,045
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	3,000	2,968
4.95% 4/1/24	3,000	3,067
5.25% 1/15/26	10,000	10,126
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	1,937
5% 12/15/23	2,000	2,073
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,993
WP Carey, Inc.:
4% 2/1/25	13,000	12,287
4.6% 4/1/24	20,000	20,249
		737,900
Real Estate Management & Development - 0.3%
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	9,935
4.1% 10/1/24	10,000	9,863
4.95% 4/15/18	11,000	11,494
CBRE Group, Inc. 4.875% 3/1/26	20,000	20,168
Digital Realty Trust LP 3.95% 7/1/22	7,000	7,045
Essex Portfolio LP 3.875% 5/1/24	7,000	7,216
Liberty Property LP 3.375% 6/15/23	25,000	24,384
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	8,916
3.15% 5/15/23	12,000	10,395
Mid-America Apartments LP:
4% 11/15/25	3,000	3,063
4.3% 10/15/23	2,000	2,115
Tanger Properties LP:
3.75% 12/1/24	7,000	7,123
3.875% 12/1/23	4,000	4,103
Ventas Realty LP 4.125% 1/15/26	3,000	3,042
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	3,000	3,133
		131,995

TOTAL FINANCIALS		2,423,623

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Express Scripts Holding Co. 4.75% 11/15/21	2,000	2,142
WellPoint, Inc. 3.3% 1/15/23	21,000	20,671
		22,813
Pharmaceuticals - 0.0%
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	3,000	3,003
Zoetis, Inc. 3.25% 2/1/23	4,000	3,846
		6,849

TOTAL HEALTH CARE		29,662

INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	5,000	4,881
3.75% 2/1/22	11,000	10,221
3.875% 4/1/21	9,000	8,708
4.25% 9/15/24	9,000	8,348
		32,158
INFORMATION TECHNOLOGY - 0.1%
Software - 0.0%
Autodesk, Inc. 3.125% 6/15/20	16,000	16,067
Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co.:
3.6% 10/15/20 (a)	10,000	9,973
4.4% 10/15/22 (a)	10,000	9,772
4.9% 10/15/25 (a)	10,000	9,487
		29,232

TOTAL INFORMATION TECHNOLOGY		45,299

MATERIALS - 0.4%
Metals & Mining - 0.4%
Alcoa, Inc. 5.125% 10/1/24	124,000	112,065
Anglo American Capital PLC:
3.625% 5/14/20 (a)	10,000	7,950
4.875% 5/14/25 (a)	19,000	14,440
Barrick Gold Corp. 4.1% 5/1/23	53,000	49,486
		183,941
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
AT&T, Inc. 5.55% 8/15/41	48,000	47,160
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,050
6% 4/1/17	2,000	2,064
6.15% 9/15/19	2,000	2,055
Verizon Communications, Inc.:
3.45% 3/15/21	28,000	29,105
4.5% 9/15/20	103,000	112,015
5.012% 8/21/54	84,000	78,125
6.55% 9/15/43	96,000	116,411
		388,985
UTILITIES - 0.2%
Electric Utilities - 0.1%
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,098
Duke Energy Corp. 2.1% 6/15/18	5,000	5,010
Entergy Corp. 4% 7/15/22	10,000	10,502
FirstEnergy Corp.:
4.25% 3/15/23	30,000	31,317
7.375% 11/15/31	5,000	6,214
IPALCO Enterprises, Inc. 3.45% 7/15/20	17,000	16,936
		73,077
Multi-Utilities - 0.1%
Dominion Resources, Inc. 2.9031% 9/30/66 (b)	6,000	4,032
Puget Energy, Inc.:
6% 9/1/21	13,000	14,806
6.5% 12/15/20	4,000	4,667
Sempra Energy 6% 10/15/39	9,000	9,893
		33,398

TOTAL UTILITIES		106,475

TOTAL NONCONVERTIBLE BONDS
(Cost $4,911,965)		4,653,822

U.S. Government and Government Agency Obligations - 5.3%
U.S. Treasury Inflation-Protected Obligations - 1.4%
U.S. Treasury Inflation-Indexed Bonds 0.75% 2/15/45	180,797	168,329
U.S. Treasury Inflation-Indexed Notes 0.375% 7/15/25	440,000	441,910

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		610,239

U.S. Treasury Obligations - 3.9%
U.S. Treasury Bonds:
3% 5/15/45	$325,000	$350,911
3% 11/15/45	50,000	54,037
U.S. Treasury Notes:
0.875% 11/30/17	1,140,000	1,141,647
2% 8/15/25	189,000	193,245

TOTAL U.S. TREASURY OBLIGATIONS		1,739,840

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,289,145)		2,350,079

U.S. Government Agency - Mortgage Securities - 5.0%
Fannie Mae - 2.6%
2.5% 1/1/28	84,472	86,937
3% 9/1/43	175,634	180,409
3.5% 11/1/30 to 11/1/45	290,600	307,102
4% 4/1/42 to 8/1/42	240,322	257,368
4.5% 3/1/41 to 1/1/42	97,982	106,849
5.5% 5/1/27 to 9/1/41	203,960	228,802

TOTAL FANNIE MAE		1,167,467

Freddie Mac - 1.0%
3% 2/1/43	79,371	81,918
3.5% 4/1/43 to 8/1/43	166,713	175,324
4% 2/1/41	76,319	81,675
4.5% 3/1/41 to 4/1/41	75,935	82,597

TOTAL FREDDIE MAC		421,514

Ginnie Mae - 1.4%
3% 6/20/45	96,428	100,014
3.5% 12/20/41 to 8/20/43	256,868	271,773
4% 11/20/40	61,421	65,985
4.5% 5/20/41	73,603	79,974
5% 10/15/33	92,904	102,807

TOTAL GINNIE MAE		620,553

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,175,919)		2,209,534

Asset-Backed Securities - 0.1%
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.375% 8/27/57(a)
(Cost $28,708)	$28,744	$28,310

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.2%
Nationstar HECM Loan Trust sequential payer Series 2015-2A Class A, 2.8826% 11/25/25(a)
(Cost $88,779)	88,779	88,734

Commercial Mortgage Securities - 1.7%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	98,500	100,051
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	101,153	103,307
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	6,450	6,521
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	8,072	8,176
Series 2007-CB18 Class A4, 5.44% 6/12/47	62,950	64,224
Series 2007-LD11 Class A4, 5.9599% 6/15/49 (b)	240,000	244,786
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9% 7/15/44 (b)	9,750	10,090
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2006-4 Class A3, 5.172% 12/12/49 (b)	20,301	20,537
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	170,000	174,094
Series 2007-C31 Class A4, 5.509% 4/15/47	10,000	10,192
Series 2007-C33 Class A4, 6.1491% 2/15/51 (b)	22,527	23,266
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $821,712)		765,244

Municipal Securities - 0.5%
Chicago Gen. Oblig.:
(Taxable Proj.) Series 2012 B, 5.432% 1/1/42	$25,000	$20,670
6.314% 1/1/44	35,000	31,672
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	5,000	5,126
4.95% 6/1/23	15,000	15,619
5.1% 6/1/33	95,000	88,322
Series 2010 5, 6.2% 7/1/21	5,000	5,447
Series 2010-1, 6.63% 2/1/35	20,000	21,667
Series 2010-3:
6.725% 4/1/35	5,000	5,478
7.35% 7/1/35	5,000	5,498
Series 2011, 5.877% 3/1/19	15,000	16,214
Series 2013:
1.84% 12/1/16	5,000	5,027
3.6% 12/1/19	5,000	5,050
TOTAL MUNICIPAL SECURITIES
(Cost $237,346)		225,790

Foreign Government and Government Agency Obligations - 0.0%
United Mexican States 3.5% 1/21/21 (Cost $10,948)	$11,000	$11,330

Bank Notes - 0.0%
Marshall & Ilsley Bank 5% 1/17/17
(Cost $1,023)	1,000	1,026
	Shares	Value

Fixed-Income Funds - 76.1%
Intermediate-Term Bond Funds - 76.1%
Metropolitan West Total Return Bond Fund Class I	996,453	$10,721,838
PIMCO Total Return Fund Institutional Class	934,157	9,397,624
Western Asset Core Bond Fund Class I	1,131,589	13,850,657
TOTAL INTERMEDIATE-TERM BOND FUNDS
(Cost $34,782,511)		33,970,119

Money Market Funds - 0.7%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (c)
(Cost $313,507)	313,507	313,507
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $45,661,563)		44,617,495
NET OTHER ASSETS (LIABILITIES) - 0.0%		14,928
NET ASSETS - 100%		$44,632,423

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3.5% 3/1/46
(Proceeds $104,734)	$(100,000)	$(104,786)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $490,201 or 1.1% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity GNMA Fund	$982,171	$1,008	$977,857	$7,508	$--
Total	$982,171	$1,008	$977,857	$7,508	$--

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$4,653,822	$--	$4,653,822	$--
U.S. Government and Government Agency Obligations	2,350,079	--	2,350,079	--
U.S. Government Agency - Mortgage Securities	2,209,534	--	2,209,534	--
Asset-Backed Securities	28,310	--	28,310	--
Collateralized Mortgage Obligations	88,734	--	88,734	--
Commercial Mortgage Securities	765,244	--	765,244	--
Municipal Securities	225,790	--	225,790	--
Foreign Government and Government Agency Obligations	11,330	--	11,330	--
Bank Notes	1,026	--	1,026	--
Fixed-Income Funds	33,970,119	33,970,119	--	--
Money Market Funds	313,507	313,507	--	--
Total Investments in Securities:	$44,617,495	$34,283,626	$10,333,869	$--
Other Financial Instruments:
TBA Sale Commitments	$(104,786)	$--	$(104,786)	$--
Total Other Financial Instruments:	$(104,786)	$--	$(104,786)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $45,661,563)		$44,617,495
Receivable for investments sold		1,009
Receivable for TBA sale commitments		104,734
Receivable for fund shares sold		2,786
Dividends receivable		1,386
Interest receivable		80,353
Prepaid expenses		21
Receivable from investment adviser for expense reductions		3,383
Other receivables		303
Total assets		44,811,470
Liabilities
Payable for investments purchased	$25,967
TBA sale commitments, at value	104,786
Payable for fund shares redeemed	933
Accrued management fee	1,171
Distribution and service plan fees payable	22
Audit fees payable	41,336
Other affiliated payables	1,978
Other payables and accrued expenses	2,854
Total liabilities		179,047
Net Assets		$44,632,423
Net Assets consist of:
Paid in capital		$45,775,461
Distributions in excess of net investment income		(4,532)
Accumulated undistributed net realized gain (loss) on investments		(94,386)
Net unrealized appreciation (depreciation) on investments		(1,044,120)
Net Assets		$44,632,423
Core Income Multi-Manager:
Net Asset Value, offering price and redemption price per share ($41,444,951 ÷ 4,252,660 shares)		$9.75
Class F:
Net Asset Value, offering price and redemption price per share ($2,974,432 ÷ 305,087 shares)		$9.75
Class L:
Net Asset Value, offering price and redemption price per share ($106,825 ÷ 10,959 shares)		$9.75
Class N:
Net Asset Value, offering price and redemption price per share ($106,215 ÷ 10,897 shares)		$9.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$904,257
Affiliated issuers		7,508
Interest		333,256
Total income		1,245,021
Expenses
Management fee	$145,597
Transfer agent fees	5,770
Distribution and service plan fees	264
Accounting fees and expenses	18,206
Custodian fees and expenses	14,115
Independent trustees' compensation	488
Registration fees	39,107
Audit	59,252
Legal	314
Miscellaneous	356
Total expenses before reductions	283,469
Expense reductions	(181,409)	102,060
Net investment income (loss)		1,142,961
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(284,618)
Affiliated issuers	(17,753)
Realized gain distributions from underlying funds:
Unaffiliated issuers	386,105
Affiliated issuers	2,079
Total net realized gain (loss)		85,813
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,276,834)
Delayed delivery commitments	(52)
Total change in net unrealized appreciation (depreciation)		(1,276,886)
Net gain (loss)		(1,191,073)
Net increase (decrease) in net assets resulting from operations		$(48,112)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,142,961	$1,194,626
Net realized gain (loss)	85,813	(28,591)
Change in net unrealized appreciation (depreciation)	(1,276,886)	816,338
Net increase (decrease) in net assets resulting from operations	(48,112)	1,982,373
Distributions to shareholders from net investment income	(1,136,312)	(1,200,873)
Distributions to shareholders from net realized gain	(45,386)	(12,719)
Total distributions	(1,181,698)	(1,213,592)
Share transactions - net increase (decrease)	2,502,130	(1,479,047)
Total increase (decrease) in net assets	1,272,320	(710,266)
Net Assets
Beginning of period	43,360,103	44,070,369
End of period (including distributions in excess of net investment income of $4,532 and undistributed net investment income of $7,438, respectively)	$44,632,423	$43,360,103

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$9.84	$10.09	$10.00
Income from Investment Operations
Net investment income (loss)C	.256	.285	.248	.201
Net realized and unrealized gain (loss)	(.262)	.184	(.222)	.151
Total from investment operations	(.006)	.469	.026	.352
Distributions from net investment income	(.254)	(.286)	(.243)	(.197)
Distributions from net realized gain	(.010)	(.003)	(.033)	(.065)
Total distributions	(.264)	(.289)	(.276)	(.262)
Net asset value, end of period	$9.75	$10.02	$9.84	$10.09
Total ReturnD,E	(.04)%	4.83%	.29%	3.54%
Ratios to Average Net AssetsF
Expenses before reductions	.65%	.65%	.68%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.61%	2.87%	2.53%	2.84%G
Supplemental Data
Net assets, end of period (000 omitted)	$41,445	$40,564	$42,471	$41,975
Portfolio turnover rateH	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.84	$10.10	$10.19
Income from Investment Operations
Net investment income (loss)C	.256	.285	.245	.072
Net realized and unrealized gain (loss)	(.269)	.194	(.229)	(.029)
Total from investment operations	(.013)	.479	.016	.043
Distributions from net investment income	(.257)	(.286)	(.243)	(.068)
Distributions from net realized gain	(.010)	(.003)	(.033)	(.065)
Total distributions	(.267)	(.289)	(.276)	(.133)
Net asset value, end of period	$9.75	$10.03	$9.84	$10.10
Total ReturnD,E	(.12)%	4.94%	.19%	.43%
Ratios to Average Net AssetsF
Expenses before reductions	.63%	.63%	.75%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.61%	2.87%	2.53%	3.62%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,974	$2,583	$1,396	$272
Portfolio turnover rateH	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.256	.285	.073
Net realized and unrealized gain (loss)	(.272)	.194	.118
Total from investment operations	(.016)	.479	.191
Distributions from net investment income	(.254)	(.286)	(.068)
Distributions from net realized gain	(.010)	(.003)	(.003)
Total distributions	(.264)	(.289)	(.071)
Net asset value, end of period	$9.75	$10.03	$9.84
Total ReturnD,E	(.14)%	4.93%	1.97%
Ratios to Average Net AssetsF
Expenses before reductions	.65%	.65%	.82%G
Expenses net of fee waivers, if any	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%G
Net investment income (loss)	2.60%	2.87%	2.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$107	$107	$102
Portfolio turnover rateH	74%	115%	87%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.231	.261	.066
Net realized and unrealized gain (loss)	(.271)	.193	.118
Total from investment operations	(.040)	.454	.184
Distributions from net investment income	(.230)	(.261)	(.061)
Distributions from net realized gain	(.010)	(.003)	(.003)
Total distributions	(.240)	(.264)	(.064)
Net asset value, end of period	$9.75	$10.03	$9.84
Total ReturnD,E	(.39)%	4.68%	1.90%
Ratios to Average Net AssetsF
Expenses before reductions	.90%	.90%	1.07%G
Expenses net of fee waivers, if any	.48%	.48%	.48%G
Expenses net of all reductions	.48%	.48%	.48%G
Net investment income (loss)	2.35%	2.62%	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$106	$107	$102
Portfolio turnover rateH	74%	115%	87%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$334,943
Gross unrealized depreciation	(1,395,424)
Net unrealized appreciation (depreciation) on securities	$(1,060,481)
Tax Cost	$45,677,976

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(76,529)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,060,533)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(76,529)

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$1,181,698	$ 1,213,592

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $23,922,191 and $20,690,225, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Prudential Investment Management, Inc. (Prudential) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Prudential has not been allocated any portion of the Fund's assets. Prudential in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$264	$264

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$5,742.01
Class L	14.01
Class N	14.01
	$5,770

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $62 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2017. During the period, this waiver reduced the Fund's management fee by $131,600.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$46,629
Class F	.20%	2,941
Class L	.20%	121
Class N	.45%	118

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Core Income Multi-Manager	$1,051,177	$1,138,079
Class F	79,916	57,055
Class L	2,746	3,000
Class N	2,473	2,739
Total	$1,136,312	$1,200,873
From net realized gain
Core Income Multi-Manager	$41,928	$11,915
Class F	3,241	740
Class L	109	32
Class N	108	32
Total	$45,386	$12,719

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Core Income Multi-Manager
Shares sold	195,744	178,582	$1,919,228	$1,772,447
Reinvestment of distributions	111,363	115,800	1,093,091	1,149,986
Shares redeemed	(100,878)	(563,747)	(990,953)	(5,557,087)
Net increase (decrease)	206,229	(269,365)	$2,021,366	$(2,634,654)
Class F
Shares sold	126,576	133,544	$1,246,918	$1,326,339
Reinvestment of distributions	8,472	5,812	83,157	57,795
Shares redeemed	(87,452)	(23,647)	(854,747)	(234,330)
Net increase (decrease)	47,596	115,709	$475,328	$1,149,804
Class L
Shares sold	–	–	$–	$–
Reinvestment of distributions	291	305	2,855	3,032
Shares redeemed	–	–	–	–
Net increase (decrease)	291	305	$2,855	$3,032
Class N
Shares sold	–	–	$–	$–
Reinvestment of distributions	263	279	2,581	2,771
Shares redeemed	–	–	–	–
Net increase (decrease)	263	279	$2,581	$2,771

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 88% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Core Income Multi-Manager	.23%
Actual		$1,000.00	$1,008.80	$1.15
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Class F	.23%
Actual		$1,000.00	$1,009.00	$1.15
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Class L	.23%
Actual		$1,000.00	$1,008.80	$1.15
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Class N	.48%
Actual		$1,000.00	$1,007.60	$2.40
Hypothetical-C		$1,000.00	$1,022.48	$2.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 11.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Prudential Investment Management, Inc. (PIM) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, PIM and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class F had out-performed 60% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2016 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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ACF-ANN-0416
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Strategic Advisers® Emerging Markets Fund of Funds Class L and Class N Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Class L	(23.87)%	(5.66)%
Class N	(24.04)%	(5.79)%

 A From May 2, 2012.

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Emerging Markets Fund of Funds, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Emerging Markets Fund of Funds, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Emerging Markets Fund of Funds - Class L on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$8,000	Strategic Advisers® Emerging Markets Fund of Funds - Class L
$8,016	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the year ending February 29, 2016, held back by a collapse in commodity prices that affected resources-related sectors and geographies in particular. The non-U.S. developed-markets MSCI EAFE Index returned -15.04% for the 12 months, hurt also by concerns about global economic growth. Stocks in developing markets fell further, with the MSCI Emerging Markets Index returning -23.13%. Commodity producers were pressured for much of the year, largely related to economic deceleration in China, the world's second-largest economy and a leading consumer of raw materials. Effects were exacerbated by U.S. dollar strength relative to global currencies, weighing on commodities priced in dollars and acutely affecting the equity returns of resources-related areas. Among regions within the MSCI EAFE Index, net energy consumer Japan (-10%) fared best; Asia Pacific ex Japan (-19%), worst. At the country level, only Denmark (+5%) and Israel (+3%) managed a gain, with several notching declines of greater than 20%. As for sectors, consumer staples (-2%) and telecommunication services (-6%) lost the least, whereas materials (-29%), financials (-22%) and energy (-21%) lost the most. Among emerging-markets countries, Hungary (+27%) proved the sole gainer. Meanwhile, Greece (-68%), Brazil (-40%), China (-29%) and India (-26%) headed the market's broad-based decline.

Comments from Portfolio Manager Wilfred Chilangwa:  For the year, the fund's share classes modestly trailed the benchmark MSCI Emerging Markets Index. Relative to the benchmark, performance was hampered by an increase in our exposure to China via two exchange-traded funds (ETFs), which was done to keep the fund's underweighting in the country from becoming too large. Acadian Emerging Markets Portfolio also detracted, as this manager's quantitatively driven value style was a headwind during a period when growth strategies generally outperformed. Causeway Emerging Markets Fund, a newly added manager during the period, stumbled with selections across several sectors in Brazil and India. On the plus side, Fidelity® Emerging Markets Fund was the top relative contributor. This manager's focus on what it considers "best of breed" growth stocks yielded solid picks in information technology and industrials, along with a beneficial overweighting in health care. T. Rowe Price Emerging Markets Stock Fund also contributed, led by favorable positioning in technology and consumer staples in China, Taiwan and Mexico. I increased the fund's exposure to all-cap managers by adding Brandes Emerging Markets Value Fund and Causeway Emerging Markets Fund. I eliminated Thornburg Developing World Fund due to a change in portfolio manager.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)

	% of fund's net assets	% of fund's net assets 6 months ago
Acadian Emerging Markets Portfolio Institutional Class	11.5	13.0
T. Rowe Price Emerging Markets Stock Fund Class I	11.1	12.2
Aberdeen Emerging Markets Fund Institutional Class	10.7	12.9
Fidelity Emerging Markets Fund	10.5	10.0
Lazard Emerging Markets Equity Portfolio Institutional Class	9.5	11.9
Causeway Emerging Markets Fund - Investor Class	8.3	5.3
Oppenheimer Developing Markets Fund Class Y	6.7	6.2
Parametric Emerging Markets Fund Institutional Class	5.6	5.5
Brandes Emerging Markets Value Fund Class A	4.8	5.1
iShares MSCI China ETF	4.5	0.0
	83.2

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Diversified Emerging Markets Funds	91.5%
Other	8.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

As of August 31, 2015
Diversified Emerging Markets Funds	95.2%
Other	4.8%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments February 29, 2016

Showing Percentage of Net Assets

Equity Funds - 99.9%
	Shares	Value
Diversified Emerging Markets Funds - 91.5%
Aberdeen Emerging Markets Fund Institutional Class	98,729	$1,075,164
Acadian Emerging Markets Portfolio Institutional Class	83,707	1,154,317
Brandes Emerging Markets Value Fund Class A	77,845	484,973
Causeway Emerging Markets Fund - Investor Class	94,142	837,864
Fidelity Emerging Markets Fund (a)	52,366	1,054,660
GMO Emerging Markets Fund Class IV	41,973	316,896
Goldman Sachs Emerging Markets Equity Fund Institutional Shares	22,817	326,974
iShares Core MSCI Emerging Markets ETF	11,910	440,432
Lazard Emerging Markets Equity Portfolio Institutional Class	74,496	955,037
Morgan Stanley Institutional Fund, Inc. Frontier Emerging Markets Portfolio Class A	13,397	215,826
Oppenheimer Developing Markets Fund Class Y	24,108	672,842
Parametric Emerging Markets Fund Institutional Class	50,842	566,376
T. Rowe Price Emerging Markets Stock Fund Class I	42,261	1,115,267
Wasatch Frontier Emerging Small Countries Fund	692	1,778

TOTAL DIVERSIFIED EMERGING MARKETS FUNDS		9,218,406

Other - 8.4%
iShares MSCI China ETF	11,835	453,872
iShares MSCI South Korea Index ETF	6,400	298,432
Matthews Pacific Tiger Fund Institutional Class	113	2,425
SPDR S&P China ETF	1,452	91,781

TOTAL OTHER		846,510

TOTAL EQUITY FUNDS
(Cost $12,726,662)		10,064,916

Money Market Funds - 0.3%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (b)
(Cost $26,591)	26,591	26,591
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $12,753,253)		10,091,507
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(19,461)
NET ASSETS - 100%		$10,072,046

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Emerging Markets Fund	$1,317,796	$5,732	$--	$5,732	$1,054,660
Total	$1,317,796	$5,732	$--	$5,732	$1,054,660

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $11,537,455)	$9,036,847
Affiliated issuers (cost $1,215,798)	1,054,660
Total Investments (cost $12,753,253)		$10,091,507
Receivable for investments sold		33,016
Receivable for fund shares sold		7,253
Prepaid expenses		6
Receivable from investment adviser for expense reductions		3,475
Other receivables		126
Total assets		10,135,383
Liabilities
Payable for fund shares redeemed	40,268
Distribution and service plan fees payable	16
Audit fee payable	20,924
Other affiliated payables	270
Other payables and accrued expenses	1,859
Total liabilities		63,337
Net Assets		$10,072,046
Net Assets consist of:
Paid in capital		$13,494,863
Distributions in excess of net investment income		(15,267)
Accumulated undistributed net realized gain (loss) on investments		(745,804)
Net unrealized appreciation (depreciation) on investments		(2,661,746)
Net Assets		$10,072,046
Emerging Markets:
Net Asset Value, offering price and redemption price per share ($8,484,571 ÷ 1,128,155 shares)		$7.52
Class F:
Net Asset Value, offering price and redemption price per share ($1,406,978 ÷ 187,090 shares)		$7.52
Class L:
Net Asset Value, offering price and redemption price per share ($103,027 ÷ 13,692 shares)		$7.52
Class N:
Net Asset Value, offering price and redemption price per share ($77,470 ÷ 10,300 shares)		$7.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$139,999
Affiliated issuers		5,732
Interest		4
Total income		145,735
Expenses
Management fee	$35,239
Transfer agent fees	2,465
Distribution and service plan fees	227
Accounting fees and expenses	1,466
Custodian fees and expenses	9,892
Independent trustees' compensation	131
Registration fees	39,575
Audit	38,562
Legal	299
Miscellaneous	205
Total expenses before reductions	128,061
Expense reductions	(116,829)	11,232
Net investment income (loss)		134,503
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(743,151)
Realized gain distributions from underlying funds:
Unaffiliated issuers	27,978
Total net realized gain (loss)		(715,173)
Change in net unrealized appreciation (depreciation) on investment securities		(2,592,155)
Net gain (loss)		(3,307,328)
Net increase (decrease) in net assets resulting from operations		$(3,172,825)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$134,503	$150,187
Net realized gain (loss)	(715,173)	43,324
Change in net unrealized appreciation (depreciation)	(2,592,155)	306,653
Net increase (decrease) in net assets resulting from operations	(3,172,825)	500,164
Distributions to shareholders from net investment income	(153,397)	(164,989)
Distributions to shareholders from net realized gain	(41,904)	(38,522)
Total distributions	(195,301)	(203,511)
Share transactions - net increase (decrease)	1,263,774	1,380,457
Redemption fees	5,629	82
Total increase (decrease) in net assets	(2,098,723)	1,677,192
Net Assets
Beginning of period	12,170,769	10,493,577
End of period (including distributions in excess of net investment income of $15,267 and distributions in excess of net investment income of $49, respectively)	$10,072,046	$12,170,769

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$9.75	$10.53	$10.00
Income from Investment Operations
Net investment income (loss)C	.10	.13	.13	.14
Net realized and unrealized gain (loss)	(2.47)	.34	(.78)	.53
Total from investment operations	(2.37)	.47	(.65)	.67
Distributions from net investment income	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	(.03)	(.04)	(.03)	–
Total distributions	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–
Net asset value, end of period	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	(23.79)%	4.86%	(6.18)%	6.71%
Ratios to Average Net AssetsI
Expenses before reductions	1.09%	1.07%	1.25%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.14%	1.29%	1.29%	1.71%J
Supplemental Data
Net assets, end of period (000 omitted)	$8,485	$10,979	$9,832	$9,475
Portfolio turnover rateK	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.04	$9.75	$10.53	$10.43
Income from Investment Operations
Net investment income (loss)C	.10	.13	.13	.10
Net realized and unrealized gain (loss)	(2.47)	.34	(.78)	.14
Total from investment operations	(2.37)	.47	(.65)	.24
Distributions from net investment income	(.12)	(.15)	(.11)	(.14)
Distributions from net realized gain	(.03)	(.04)	(.03)	–
Total distributions	(.15)	(.18)D	(.13)E	(.14)
Redemption fees added to paid in capitalC,F	–	–	–	–
Net asset value, end of period	$7.52	$10.04	$9.75	$10.53
Total ReturnG,H	(23.79)%	4.86%	(6.18)%	2.31%
Ratios to Average Net AssetsI
Expenses before reductions	1.04%	1.03%	1.43%	1.14%J
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%J
Expenses net of all reductions	.09%	.10%	.10%	.10%J
Net investment income (loss)	1.15%	1.29%	1.29%	4.90%J
Supplemental Data
Net assets, end of period (000 omitted)	$1,407	$988	$466	$154
Portfolio turnover rateK	61%	11%	10%	8%J

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Total distributions of $.13 per share is comprised of distributions from net investment income of $.108 and distributions from net realized gain of $.025 per share.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class L

Years ended February 28,	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.10	.13	.11
Net realized and unrealized gain (loss)	(2.48)	.35	(.36)
Total from investment operations	(2.38)	.48	(.25)
Distributions from net investment income	(.12)	(.15)	(.11)
Distributions from net realized gain	(.03)	(.04)	(.02)
Total distributions	(.15)	(.18)D	(.13)
Redemption fees added to paid in capitalC,E	–	–	–
Net asset value, end of period	$7.52	$10.05	$9.75
Total ReturnF,G	(23.87)%	4.97%	(2.56)%
Ratios to Average Net AssetsH
Expenses before reductions	1.08%	1.07%	1.79%I
Expenses net of fee waivers, if any	.10%	.10%	.10%I
Expenses net of all reductions	.09%	.10%	.10%I
Net investment income (loss)	1.15%	1.29%	3.65%I
Supplemental Data
Net assets, end of period (000 omitted)	$103	$102	$97
Portfolio turnover rateJ	61%	11%	10%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.18 per share is comprised of distributions from net investment income of $.145 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Emerging Markets Fund of Funds Class N

Years ended February 28,	2016A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.05	$9.75	$10.13
Income from Investment Operations
Net investment income (loss)C	.08	.11	.10
Net realized and unrealized gain (loss)	(2.48)	.34	(.36)
Total from investment operations	(2.40)	.45	(.26)
Distributions from net investment income	(.10)	(.12)	(.10)
Distributions from net realized gain	(.03)	(.04)	(.02)
Total distributions	(.13)	(.15)D	(.12)
Redemption fees added to paid in capitalC,E	–	–	–
Net asset value, end of period	$7.52	$10.05	$9.75
Total ReturnF,G	(24.04)%	4.69%	(2.59)%
Ratios to Average Net AssetsH
Expenses before reductions	1.33%	1.32%	2.05%I
Expenses net of fee waivers, if any	.35%	.35%	.35%I
Expenses net of all reductions	.34%	.35%	.35%I
Net investment income (loss)	.89%	1.04%	3.40%I
Supplemental Data
Net assets, end of period (000 omitted)	$77	$102	$97
Portfolio turnover rateJ	61%	11%	10%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total distributions of $.15 per share is comprised of distributions from net investment income of $.119 and distributions from net realized gain of $.035 per share.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Emerging Markets Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds and exchange-traded funds (ETFs) (the Underlying Funds). The Fund offers Emerging Markets, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions from the Underlying Funds and ETFs that are deemed to be return of capital are recorded as a reduction of cost of investments.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, deferred trustee compensation, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$4,915
Gross unrealized depreciation	(2,828,472)
Net unrealized appreciation (depreciation) on securities	$(2,823,557)
Tax Cost	$12,915,064

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(583,994)
Net unrealized appreciation (depreciation) on securities and other investments	$(2,823,557)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(439,639)
Long-term	(144,355)
Total capital loss carryforward	$(583,994)

The Fund intends to elect to defer to its next fiscal year $15,180 of ordinary losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$153,397	$ 173,014
Long-term Capital Gains	41,904	30,497
Total	$195,301	$ 203,511

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $8,395,165 and $7,167,413, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.25% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Acadian Asset Management LLC, M&G Investments Management Limited, Somerset Capital Management LLP and FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$227	$ 227

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Emerging Markets	$2,419.02
Class L	33.03
Class N	13.01
	$2,465

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $15 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2017. During the period, this waiver reduced the Fund's management fee by $35,239.

The investment adviser has also contractually agreed to reimburse Emerging Markets, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Emerging Markets	.10%	$71,536
Class F	.10%	7,910
Class L	.10%	738
Class N	.35%	622

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $776 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Emerging Markets	$8

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	February 29, 2016	February 28, 2015
From net investment income
Emerging Markets	$131,277	$150,910
Class F	19,572	11,431
Class L	1,561	1,455
Class N	987	1,193
Total	$153,397	$164,989
From net realized gain
Emerging Markets	$37,618	$35,871
Class F	3,615	1,951
Class L	336	350
Class N	335	350
Total	$41,904	$38,522

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	February 29, 2016	February 28, 2015	February 29, 2016	February 28, 2015
Emerging Markets
Shares sold	216,254	166,658	$2,043,757	$1,723,851
Reinvestment of distributions	19,731	18,973	168,895	186,781
Shares redeemed	(200,793)	(101,526)	(1,770,355)	(1,053,925)
Net increase (decrease)	35,192	84,105	$442,297	$856,707
Class F
Shares sold	110,265	54,370	$975,103	$560,712
Reinvestment of distributions	2,749	1,363	23,187	13,382
Shares redeemed	(24,271)	(5,246)	(211,252)	(53,692)
Net increase (decrease)	88,743	50,487	$787,038	$520,402
Class L
Shares sold	3,291	–	$31,220	$–
Reinvestment of distributions	224	183	1,897	1,805
Net increase (decrease)	3,515	183	$33,117	$1,805
Class N
Reinvestment of distributions	153	157	1,322	1,543
Net increase (decrease)	153	157	$1,322	$1,543

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 75% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Emerging Markets Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Emerging Markets Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Emerging Markets Fund of Funds’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Emerging Markets	.10%
Actual		$1,000.00	$911.20	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class F	.10%
Actual		$1,000.00	$911.20	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class L	.10%
Actual		$1,000.00	$911.20	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class N	.35%
Actual		$1,000.00	$910.20	$1.66
Hypothetical-C		$1,000.00	$1,023.12	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class L and Class N designate 1% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class L designates 86% and Class N designates 99% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class L	12/30/15	$0.1347	$0.0261
Class N	12/30/15	$0.1167	$0.0261

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Emerging Markets Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Acadian Asset Management, LLC (Acadian) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Acadian and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Emerging Markets Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class F had out-performed 60% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.25% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Emerging Markets Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that certain of the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees under such contracts would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2016 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

RMF-L-RMF-N-ANN-0416
1.9585957.102

Strategic Advisers® Core Income Multi-Manager Fund Class L and Class N Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Class L	(0.14)%	2.31%
Class N	(0.39)%	2.15%

 A From June 19, 2012

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® Core Income Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Multi-Manager Fund - Class L on June 19, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$10,880	Strategic Advisers® Core Income Multi-Manager Fund - Class L
$10,856	Barclays® U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest return for the year ending February 29, 2016, amid an environment in which investors largely avoided riskier debt. The Barclays® U.S. Aggregate Bond Index returned 1.50%, with coupon (stated interest) payments more than making up for bond-price declines. Bond yields rose early in the period due to increased expectations for higher policy interest rates. The U.S. Federal Reserve, however, took no action to raise rates over the summer amid a dampened global economic outlook. Rate-hike expectations cooled in September, in an environment of decreased bond issuance, weaker economic data emanating from China and falling crude-oil prices. They then rose significantly in late October and November, as the U.S. economy continued to improve, leading to the Fed's mid-December rate hike, its first since 2006. Bond prices rallied late in the period, partly because global investors faced with negative yields in Japan and parts of Europe were attracted to U.S. Treasury investments, which returned about 3% for the period, leading all major sectors. Conversely, investment-grade credit declined for the period, and securitized sectors managed positive returns that lagged on a risk-adjusted basis. Outside the index, U.S. corporate high-yield bonds fell sharply, according to Barclays, fueled by a broad retreat from risk assets.

Comments from Portfolio Manager Gregory Pappas:  For the year, the fund's share classes posted negative returns and lagged the benchmark, the Barclays® U.S. Aggregate Bond Index. Relative to the benchmark, a Core Investment Grade strategy run by sub-adviser FIAM℠ was among the largest detractors, due to an overweighting in energy-related securities. PIMCO Total Return Fund performed well for most of the period, but reversed course in January and February when short-term U.S. Treasury yields fell after having risen earlier on. PIMCO was positioned for rising short-term yields, believing the Fed would raise interest rates several times in 2016, and maintained that strategy. Collectively, Western Asset Core Bond Fund and Western Asset Core Plus Bond Fund detracted due to concentrated positions in BBB-rated corporate bonds, which lagged higher-quality corporates. On the plus side, we had a few small contributors, including DoubleLine Total Return Bond Fund and JPMorgan Core Bond Select, both of which were helped by holdings of agency and non-agency mortgage-backed securities. I sold our positions in these funds during the period as part of a restructuring which reduced the number of managers in the portfolio to four. I also liquidated our position in Prudential Short-Term Corporate Bond Fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Western Asset Core Bond Fund Class I	31.0	6.2
Metropolitan West Total Return Bond Fund Class I	24.0	12.2
PIMCO Total Return Fund Institutional Class	21.1	20.6
U.S. Treasury Obligations	5.3	5.2
Fannie Mae	2.4	2.1
Ginnie Mae	1.4	1.3
Freddie Mac	1.0	1.0
Verizon Communications, Inc.	0.8	0.7
JPMorgan Chase Commercial Mortgage Securities Trust	0.7	0.8
Goldman Sachs Group, Inc.	0.7	0.8
	88.4

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Corporate Bonds	10.4%
U.S. Government and U.S. Government Agency Obligations	10.1%
Asset-Backed Securities	0.1%
CMOs and Other Mortgage Related Securities	1.9%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	76.1%
Short-Term Investments and Net Other Assets (Liabilities)	0.9%

As of August 31, 2015
Corporate Bonds	11.6%
U.S. Government and U.S. Government Agency Obligations	9.6%
CMOs and Other Mortgage Related Securities	1.8%
Municipal Securities	0.5%
Intermediate-Term Bond Funds	72.6%
Intermediate Government Funds	0.9%
Short-Term Funds	2.4%
Short-Term Investments and Net Other Assets (Liabilities)	0.6%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Investments February 29, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 10.4%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.6%
Automobiles - 0.4%
General Motors Co.:
3.5% 10/2/18	$20,000	$20,058
6.6% 4/1/36	5,000	5,139
6.75% 4/1/46	11,000	11,501
General Motors Financial Co., Inc.:
2.625% 7/10/17	20,000	19,917
3% 9/25/17	31,000	31,027
3.25% 5/15/18	10,000	9,974
3.5% 7/10/19	10,000	9,999
4.25% 5/15/23	10,000	9,751
4.375% 9/25/21	55,000	55,320
4.75% 8/15/17	15,000	15,372
		188,058
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd. 4.25% 6/15/23	9,000	9,543
Hotels, Restaurants & Leisure - 0.1%
McDonald's Corp.:
2.75% 12/9/20	2,000	2,058
3.7% 1/30/26	5,000	5,219
4.7% 12/9/35	3,000	3,105
4.875% 12/9/45	4,000	4,203
		14,585
Household Durables - 0.2%
D.R. Horton, Inc. 4% 2/15/20	100,000	101,750
Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22 (a)	13,000	13,204
4.908% 7/23/25 (a)	16,000	16,377
Discovery Communications LLC 3.25% 4/1/23	2,000	1,837
NBCUniversal, Inc. 5.15% 4/30/20	100,000	112,567
Time Warner Cable, Inc.:
4% 9/1/21	118,000	120,322
5.5% 9/1/41	10,000	8,903
5.875% 11/15/40	13,000	12,096
6.55% 5/1/37	18,000	18,133
7.3% 7/1/38	17,000	17,940
8.25% 4/1/19	17,000	19,437
Viacom, Inc. 4.25% 9/1/23	22,000	21,500
		362,316
Multiline Retail - 0.1%
Family Tree Escrow LLC 5.25% 3/1/20 (a)	30,000	31,500

TOTAL CONSUMER DISCRETIONARY		707,752

CONSUMER STAPLES - 0.4%
Beverages - 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65% 2/1/21	20,000	20,356
3.3% 2/1/23	20,000	20,560
3.65% 2/1/26	20,000	20,628
4.7% 2/1/36	23,000	24,118
4.9% 2/1/46	26,000	27,869
Constellation Brands, Inc. 4.25% 5/1/23	40,000	41,450
		154,981
Food & Staples Retailing - 0.0%
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	7,000	7,047
Food Products - 0.0%
ConAgra Foods, Inc. 1.9% 1/25/18	4,000	3,997
Tobacco - 0.1%
Altria Group, Inc. 4.75% 5/5/21	20,000	22,141
Reynolds American, Inc.:
2.3% 6/12/18	5,000	5,053
4% 6/12/22	3,000	3,239
5.7% 8/15/35	3,000	3,387
6.15% 9/15/43	4,000	4,741
		38,561

TOTAL CONSUMER STAPLES		204,586

ENERGY - 1.2%
Energy Equipment & Services - 0.2%
DCP Midstream LLC 4.75% 9/30/21 (a)	100,000	67,863
Halliburton Co.:
3.8% 11/15/25	6,000	5,680
4.85% 11/15/35	5,000	4,370
5% 11/15/45	7,000	6,204
		84,117
Oil, Gas & Consumable Fuels - 1.0%
Anadarko Petroleum Corp. 6.375% 9/15/17	2,000	2,032
Chesapeake Energy Corp.:
5.75% 3/15/23	5,000	1,050
6.125% 2/15/21	165,000	34,650
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (a)	2,000	1,919
3.3% 6/1/20 (a)	12,000	11,237
4.5% 6/1/25 (a)	3,000	2,728
5.8% 6/1/45 (a)	4,000	3,385
DCP Midstream Operating LP:
2.5% 12/1/17	5,000	4,564
2.7% 4/1/19	4,000	3,281
3.875% 3/15/23	20,000	14,411
5.6% 4/1/44	10,000	6,111
El Paso Corp. 6.5% 9/15/20	20,000	20,203
Enable Midstream Partners LP:
2.4% 5/15/19	3,000	2,311
3.9% 5/15/24	3,000	1,916
Kinder Morgan, Inc.:
3.05% 12/1/19	123,000	113,547
4.3% 6/1/25	20,000	18,088
MPLX LP 4% 2/15/25	2,000	1,517
Petrobras Global Finance BV:
5.625% 5/20/43	10,000	5,810
7.25% 3/17/44	91,000	59,287
Petroleos Mexicanos:
3.5% 7/23/20 (a)	10,000	9,425
5.5% 2/4/19 (a)	15,000	15,510
6.375% 2/4/21 (a)	25,000	25,994
6.5% 6/2/41	15,000	13,107
Southwestern Energy Co.:
3.3% 1/23/18	4,000	2,880
4.05% 1/23/20	8,000	5,160
4.95% 1/23/25	46,000	26,450
Spectra Energy Partners, LP 2.95% 9/25/18	2,000	1,969
The Williams Companies, Inc.:
3.7% 1/15/23	3,000	2,220
4.55% 6/24/24	38,000	28,500
Western Gas Partners LP 5.375% 6/1/21	2,000	1,708
Williams Partners LP 4.3% 3/4/24	8,000	6,254
		447,224

TOTAL ENERGY		531,341

FINANCIALS - 5.4%
Banks - 1.5%
Bank of America Corp.:
3.3% 1/11/23	39,000	38,980
3.875% 8/1/25	2,000	2,053
3.95% 4/21/25	43,000	41,633
4% 1/22/25	89,000	86,567
4.1% 7/24/23	5,000	5,207
4.2% 8/26/24	4,000	4,005
4.25% 10/22/26	11,000	10,896
4.45% 3/3/26	10,000	10,000
Citigroup, Inc.:
1.85% 11/24/17	21,000	20,932
4.05% 7/30/22	4,000	4,076
4.4% 6/10/25	11,000	10,968
5.3% 5/6/44	21,000	21,045
5.5% 9/13/25	4,000	4,285
Citizens Financial Group, Inc. 4.3% 12/3/25	20,000	20,540
Credit Suisse AG 6% 2/15/18	2,000	2,117
Credit Suisse New York Branch 1.7% 4/27/18	108,000	106,860
JPMorgan Chase & Co.:
2.35% 1/28/19	4,000	4,040
3.875% 9/10/24	26,000	26,126
4.125% 12/15/26	31,000	31,450
4.25% 10/15/20	4,000	4,277
4.35% 8/15/21	4,000	4,337
4.625% 5/10/21	4,000	4,370
4.95% 3/25/20	4,000	4,357
Regions Financial Corp. 2% 5/15/18	10,000	9,911
Royal Bank of Canada 4.65% 1/27/26	22,000	22,191
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	100,000	95,783
6% 12/19/23	35,000	35,358
6.1% 6/10/23	13,000	13,163
6.125% 12/15/22	29,000	30,441
		675,968
Capital Markets - 1.3%
Affiliated Managers Group, Inc. 4.25% 2/15/24	4,000	4,122
Goldman Sachs Group, Inc.:
1.748% 9/15/17	30,000	29,978
2.625% 1/31/19	24,000	24,183
2.9% 7/19/18	29,000	29,405
5.75% 1/24/22	8,000	9,090
6.75% 10/1/37	190,000	217,204
Lazard Group LLC 4.25% 11/14/20	8,000	8,209
Morgan Stanley:
2.375% 7/23/19	20,000	19,956
3.7% 10/23/24	18,000	18,237
3.75% 2/25/23	36,000	36,830
4.875% 11/1/22	147,000	154,985
5% 11/24/25	13,000	13,682
		565,881
Consumer Finance - 0.1%
American Express Credit Corp. 1.875% 11/5/18	25,000	25,057
Discover Financial Services 3.95% 11/6/24	7,000	6,854
Hyundai Capital America 2.125% 10/2/17 (a)	4,000	4,003
Synchrony Financial:
1.875% 8/15/17	3,000	2,967
3% 8/15/19	4,000	4,006
3.75% 8/15/21	6,000	6,034
4.25% 8/15/24	6,000	6,006
		54,927
Diversified Financial Services - 0.3%
IntercontinentalExchange, Inc.:
2.75% 12/1/20	4,000	4,066
3.75% 12/1/25	7,000	7,208
MSCI, Inc. 5.25% 11/15/24 (a)	100,000	105,750
		117,024
Insurance - 0.3%
American International Group, Inc. 3.3% 3/1/21	6,000	6,066
Hartford Financial Services Group, Inc. 5.125% 4/15/22	2,000	2,215
Massachusetts Mutual Life Insurance Co. 4.5% 4/15/65 (a)	8,000	7,387
Pacific LifeCorp 6% 2/10/20(a)	2,000	2,238
Pricoa Global Funding I 5.375% 5/15/45 (b)	11,000	10,368
Prudential Financial, Inc. 4.5% 11/16/21	100,000	108,639
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	3,000	3,015
		139,928
Real Estate Investment Trusts - 1.6%
Alexandria Real Estate Equities, Inc. 2.75% 1/15/20	2,000	1,990
American Campus Communities Operating Partnership LP 3.75% 4/15/23	3,000	3,002
AvalonBay Communities, Inc. 3.625% 10/1/20	5,000	5,223
Camden Property Trust:
2.95% 12/15/22	4,000	3,930
4.25% 1/15/24	8,000	8,541
Corporate Office Properties LP 5% 7/1/25	5,000	5,043
DDR Corp.:
3.5% 1/15/21	140,000	141,631
3.625% 2/1/25	5,000	4,756
4.25% 2/1/26	4,000	3,971
4.75% 4/15/18	132,000	137,296
Duke Realty LP:
3.625% 4/15/23	5,000	4,990
3.875% 10/15/22	8,000	8,236
5.95% 2/15/17	10,000	10,382
Equity One, Inc. 3.75% 11/15/22	20,000	19,998
ERP Operating LP 4.625% 12/15/21	275,000	303,950
Government Properties Income Trust 3.75% 8/15/19	10,000	10,255
Highwoods/Forsyth LP 3.2% 6/15/21	6,000	5,961
Lexington Corporate Properties Trust 4.4% 6/15/24	4,000	4,045
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	3,000	2,968
4.95% 4/1/24	3,000	3,067
5.25% 1/15/26	10,000	10,126
Retail Opportunity Investments Partnership LP:
4% 12/15/24	2,000	1,937
5% 12/15/23	2,000	2,073
Weingarten Realty Investors 3.375% 10/15/22	2,000	1,993
WP Carey, Inc.:
4% 2/1/25	13,000	12,287
4.6% 4/1/24	20,000	20,249
		737,900
Real Estate Management & Development - 0.3%
Brandywine Operating Partnership LP:
3.95% 2/15/23	10,000	9,935
4.1% 10/1/24	10,000	9,863
4.95% 4/15/18	11,000	11,494
CBRE Group, Inc. 4.875% 3/1/26	20,000	20,168
Digital Realty Trust LP 3.95% 7/1/22	7,000	7,045
Essex Portfolio LP 3.875% 5/1/24	7,000	7,216
Liberty Property LP 3.375% 6/15/23	25,000	24,384
Mack-Cali Realty LP:
2.5% 12/15/17	9,000	8,916
3.15% 5/15/23	12,000	10,395
Mid-America Apartments LP:
4% 11/15/25	3,000	3,063
4.3% 10/15/23	2,000	2,115
Tanger Properties LP:
3.75% 12/1/24	7,000	7,123
3.875% 12/1/23	4,000	4,103
Ventas Realty LP 4.125% 1/15/26	3,000	3,042
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	3,000	3,133
		131,995

TOTAL FINANCIALS		2,423,623

HEALTH CARE - 0.1%
Health Care Providers & Services - 0.1%
Express Scripts Holding Co. 4.75% 11/15/21	2,000	2,142
WellPoint, Inc. 3.3% 1/15/23	21,000	20,671
		22,813
Pharmaceuticals - 0.0%
Watson Pharmaceuticals, Inc. 1.875% 10/1/17	3,000	3,003
Zoetis, Inc. 3.25% 2/1/23	4,000	3,846
		6,849

TOTAL HEALTH CARE		29,662

INDUSTRIALS - 0.1%
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	5,000	4,881
3.75% 2/1/22	11,000	10,221
3.875% 4/1/21	9,000	8,708
4.25% 9/15/24	9,000	8,348
		32,158
INFORMATION TECHNOLOGY - 0.1%
Software - 0.0%
Autodesk, Inc. 3.125% 6/15/20	16,000	16,067
Technology Hardware, Storage & Peripherals - 0.1%
Hewlett Packard Enterprise Co.:
3.6% 10/15/20 (a)	10,000	9,973
4.4% 10/15/22 (a)	10,000	9,772
4.9% 10/15/25 (a)	10,000	9,487
		29,232

TOTAL INFORMATION TECHNOLOGY		45,299

MATERIALS - 0.4%
Metals & Mining - 0.4%
Alcoa, Inc. 5.125% 10/1/24	124,000	112,065
Anglo American Capital PLC:
3.625% 5/14/20 (a)	10,000	7,950
4.875% 5/14/25 (a)	19,000	14,440
Barrick Gold Corp. 4.1% 5/1/23	53,000	49,486
		183,941
TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.9%
AT&T, Inc. 5.55% 8/15/41	48,000	47,160
CenturyLink, Inc.:
5.15% 6/15/17	2,000	2,050
6% 4/1/17	2,000	2,064
6.15% 9/15/19	2,000	2,055
Verizon Communications, Inc.:
3.45% 3/15/21	28,000	29,105
4.5% 9/15/20	103,000	112,015
5.012% 8/21/54	84,000	78,125
6.55% 9/15/43	96,000	116,411
		388,985
UTILITIES - 0.2%
Electric Utilities - 0.1%
Cleveland Electric Illuminating Co. 5.7% 4/1/17	3,000	3,098
Duke Energy Corp. 2.1% 6/15/18	5,000	5,010
Entergy Corp. 4% 7/15/22	10,000	10,502
FirstEnergy Corp.:
4.25% 3/15/23	30,000	31,317
7.375% 11/15/31	5,000	6,214
IPALCO Enterprises, Inc. 3.45% 7/15/20	17,000	16,936
		73,077
Multi-Utilities - 0.1%
Dominion Resources, Inc. 2.9031% 9/30/66 (b)	6,000	4,032
Puget Energy, Inc.:
6% 9/1/21	13,000	14,806
6.5% 12/15/20	4,000	4,667
Sempra Energy 6% 10/15/39	9,000	9,893
		33,398

TOTAL UTILITIES		106,475

TOTAL NONCONVERTIBLE BONDS
(Cost $4,911,965)		4,653,822

U.S. Government and Government Agency Obligations - 5.3%
U.S. Treasury Inflation-Protected Obligations - 1.4%
U.S. Treasury Inflation-Indexed Bonds 0.75% 2/15/45	180,797	168,329
U.S. Treasury Inflation-Indexed Notes 0.375% 7/15/25	440,000	441,910

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		610,239

U.S. Treasury Obligations - 3.9%
U.S. Treasury Bonds:
3% 5/15/45	$325,000	$350,911
3% 11/15/45	50,000	54,037
U.S. Treasury Notes:
0.875% 11/30/17	1,140,000	1,141,647
2% 8/15/25	189,000	193,245

TOTAL U.S. TREASURY OBLIGATIONS		1,739,840

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,289,145)		2,350,079

U.S. Government Agency - Mortgage Securities - 5.0%
Fannie Mae - 2.6%
2.5% 1/1/28	84,472	86,937
3% 9/1/43	175,634	180,409
3.5% 11/1/30 to 11/1/45	290,600	307,102
4% 4/1/42 to 8/1/42	240,322	257,368
4.5% 3/1/41 to 1/1/42	97,982	106,849
5.5% 5/1/27 to 9/1/41	203,960	228,802

TOTAL FANNIE MAE		1,167,467

Freddie Mac - 1.0%
3% 2/1/43	79,371	81,918
3.5% 4/1/43 to 8/1/43	166,713	175,324
4% 2/1/41	76,319	81,675
4.5% 3/1/41 to 4/1/41	75,935	82,597

TOTAL FREDDIE MAC		421,514

Ginnie Mae - 1.4%
3% 6/20/45	96,428	100,014
3.5% 12/20/41 to 8/20/43	256,868	271,773
4% 11/20/40	61,421	65,985
4.5% 5/20/41	73,603	79,974
5% 10/15/33	92,904	102,807

TOTAL GINNIE MAE		620,553

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,175,919)		2,209,534

Asset-Backed Securities - 0.1%
Vericrest Opportunity Loan Trust Series 2014-NPL7 Class A1, 3.375% 8/27/57(a)
(Cost $28,708)	$28,744	$28,310

Collateralized Mortgage Obligations - 0.2%
Private Sponsor - 0.2%
Nationstar HECM Loan Trust sequential payer Series 2015-2A Class A, 2.8826% 11/25/25(a)
(Cost $88,779)	88,779	88,734

Commercial Mortgage Securities - 1.7%
GE Capital Commercial Mortgage Corp. sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	98,500	100,051
Greenwich Capital Commercial Funding Corp. sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	101,153	103,307
GS Mortgage Securities Trust sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	6,450	6,521
JPMorgan Chase Commercial Mortgage Securities Trust sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	8,072	8,176
Series 2007-CB18 Class A4, 5.44% 6/12/47	62,950	64,224
Series 2007-LD11 Class A4, 5.9599% 6/15/49 (b)	240,000	244,786
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9% 7/15/44 (b)	9,750	10,090
Merrill Lynch-CFC Commercial Mortgage Trust sequential payer Series 2006-4 Class A3, 5.172% 12/12/49 (b)	20,301	20,537
Wachovia Bank Commercial Mortgage Trust sequential payer:
Series 2007-C30 Class A5, 5.342% 12/15/43	170,000	174,094
Series 2007-C31 Class A4, 5.509% 4/15/47	10,000	10,192
Series 2007-C33 Class A4, 6.1491% 2/15/51 (b)	22,527	23,266
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $821,712)		765,244

Municipal Securities - 0.5%
Chicago Gen. Oblig.:
(Taxable Proj.) Series 2012 B, 5.432% 1/1/42	$25,000	$20,670
6.314% 1/1/44	35,000	31,672
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	5,000	5,126
4.95% 6/1/23	15,000	15,619
5.1% 6/1/33	95,000	88,322
Series 2010 5, 6.2% 7/1/21	5,000	5,447
Series 2010-1, 6.63% 2/1/35	20,000	21,667
Series 2010-3:
6.725% 4/1/35	5,000	5,478
7.35% 7/1/35	5,000	5,498
Series 2011, 5.877% 3/1/19	15,000	16,214
Series 2013:
1.84% 12/1/16	5,000	5,027
3.6% 12/1/19	5,000	5,050
TOTAL MUNICIPAL SECURITIES
(Cost $237,346)		225,790

Foreign Government and Government Agency Obligations - 0.0%
United Mexican States 3.5% 1/21/21 (Cost $10,948)	$11,000	$11,330

Bank Notes - 0.0%
Marshall & Ilsley Bank 5% 1/17/17
(Cost $1,023)	1,000	1,026
	Shares	Value

Fixed-Income Funds - 76.1%
Intermediate-Term Bond Funds - 76.1%
Metropolitan West Total Return Bond Fund Class I	996,453	$10,721,838
PIMCO Total Return Fund Institutional Class	934,157	9,397,624
Western Asset Core Bond Fund Class I	1,131,589	13,850,657
TOTAL INTERMEDIATE-TERM BOND FUNDS
(Cost $34,782,511)		33,970,119

Money Market Funds - 0.7%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (c)
(Cost $313,507)	313,507	313,507
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $45,661,563)		44,617,495
NET OTHER ASSETS (LIABILITIES) - 0.0%		14,928
NET ASSETS - 100%		$44,632,423

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
3.5% 3/1/46
(Proceeds $104,734)	$(100,000)	$(104,786)

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $490,201 or 1.1% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity GNMA Fund	$982,171	$1,008	$977,857	$7,508	$--
Total	$982,171	$1,008	$977,857	$7,508	$--

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$4,653,822	$--	$4,653,822	$--
U.S. Government and Government Agency Obligations	2,350,079	--	2,350,079	--
U.S. Government Agency - Mortgage Securities	2,209,534	--	2,209,534	--
Asset-Backed Securities	28,310	--	28,310	--
Collateralized Mortgage Obligations	88,734	--	88,734	--
Commercial Mortgage Securities	765,244	--	765,244	--
Municipal Securities	225,790	--	225,790	--
Foreign Government and Government Agency Obligations	11,330	--	11,330	--
Bank Notes	1,026	--	1,026	--
Fixed-Income Funds	33,970,119	33,970,119	--	--
Money Market Funds	313,507	313,507	--	--
Total Investments in Securities:	$44,617,495	$34,283,626	$10,333,869	$--
Other Financial Instruments:
TBA Sale Commitments	$(104,786)	$--	$(104,786)	$--
Total Other Financial Instruments:	$(104,786)	$--	$(104,786)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $45,661,563)		$44,617,495
Receivable for investments sold		1,009
Receivable for TBA sale commitments		104,734
Receivable for fund shares sold		2,786
Dividends receivable		1,386
Interest receivable		80,353
Prepaid expenses		21
Receivable from investment adviser for expense reductions		3,383
Other receivables		303
Total assets		44,811,470
Liabilities
Payable for investments purchased	$25,967
TBA sale commitments, at value	104,786
Payable for fund shares redeemed	933
Accrued management fee	1,171
Distribution and service plan fees payable	22
Audit fees payable	41,336
Other affiliated payables	1,978
Other payables and accrued expenses	2,854
Total liabilities		179,047
Net Assets		$44,632,423
Net Assets consist of:
Paid in capital		$45,775,461
Distributions in excess of net investment income		(4,532)
Accumulated undistributed net realized gain (loss) on investments		(94,386)
Net unrealized appreciation (depreciation) on investments		(1,044,120)
Net Assets		$44,632,423
Core Income Multi-Manager:
Net Asset Value, offering price and redemption price per share ($41,444,951 ÷ 4,252,660 shares)		$9.75
Class F:
Net Asset Value, offering price and redemption price per share ($2,974,432 ÷ 305,087 shares)		$9.75
Class L:
Net Asset Value, offering price and redemption price per share ($106,825 ÷ 10,959 shares)		$9.75
Class N:
Net Asset Value, offering price and redemption price per share ($106,215 ÷ 10,897 shares)		$9.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$904,257
Affiliated issuers		7,508
Interest		333,256
Total income		1,245,021
Expenses
Management fee	$145,597
Transfer agent fees	5,770
Distribution and service plan fees	264
Accounting fees and expenses	18,206
Custodian fees and expenses	14,115
Independent trustees' compensation	488
Registration fees	39,107
Audit	59,252
Legal	314
Miscellaneous	356
Total expenses before reductions	283,469
Expense reductions	(181,409)	102,060
Net investment income (loss)		1,142,961
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(284,618)
Affiliated issuers	(17,753)
Realized gain distributions from underlying funds:
Unaffiliated issuers	386,105
Affiliated issuers	2,079
Total net realized gain (loss)		85,813
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,276,834)
Delayed delivery commitments	(52)
Total change in net unrealized appreciation (depreciation)		(1,276,886)
Net gain (loss)		(1,191,073)
Net increase (decrease) in net assets resulting from operations		$(48,112)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,142,961	$1,194,626
Net realized gain (loss)	85,813	(28,591)
Change in net unrealized appreciation (depreciation)	(1,276,886)	816,338
Net increase (decrease) in net assets resulting from operations	(48,112)	1,982,373
Distributions to shareholders from net investment income	(1,136,312)	(1,200,873)
Distributions to shareholders from net realized gain	(45,386)	(12,719)
Total distributions	(1,181,698)	(1,213,592)
Share transactions - net increase (decrease)	2,502,130	(1,479,047)
Total increase (decrease) in net assets	1,272,320	(710,266)
Net Assets
Beginning of period	43,360,103	44,070,369
End of period (including distributions in excess of net investment income of $4,532 and undistributed net investment income of $7,438, respectively)	$44,632,423	$43,360,103

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.02	$9.84	$10.09	$10.00
Income from Investment Operations
Net investment income (loss)C	.256	.285	.248	.201
Net realized and unrealized gain (loss)	(.262)	.184	(.222)	.151
Total from investment operations	(.006)	.469	.026	.352
Distributions from net investment income	(.254)	(.286)	(.243)	(.197)
Distributions from net realized gain	(.010)	(.003)	(.033)	(.065)
Total distributions	(.264)	(.289)	(.276)	(.262)
Net asset value, end of period	$9.75	$10.02	$9.84	$10.09
Total ReturnD,E	(.04)%	4.83%	.29%	3.54%
Ratios to Average Net AssetsF
Expenses before reductions	.65%	.65%	.68%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.61%	2.87%	2.53%	2.84%G
Supplemental Data
Net assets, end of period (000 omitted)	$41,445	$40,564	$42,471	$41,975
Portfolio turnover rateH	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.84	$10.10	$10.19
Income from Investment Operations
Net investment income (loss)C	.256	.285	.245	.072
Net realized and unrealized gain (loss)	(.269)	.194	(.229)	(.029)
Total from investment operations	(.013)	.479	.016	.043
Distributions from net investment income	(.257)	(.286)	(.243)	(.068)
Distributions from net realized gain	(.010)	(.003)	(.033)	(.065)
Total distributions	(.267)	(.289)	(.276)	(.133)
Net asset value, end of period	$9.75	$10.03	$9.84	$10.10
Total ReturnD,E	(.12)%	4.94%	.19%	.43%
Ratios to Average Net AssetsF
Expenses before reductions	.63%	.63%	.75%	.66%G
Expenses net of fee waivers, if any	.23%	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%	.23%G
Net investment income (loss)	2.61%	2.87%	2.53%	3.62%G
Supplemental Data
Net assets, end of period (000 omitted)	$2,974	$2,583	$1,396	$272
Portfolio turnover rateH	74%	115%	87%	190%G

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.256	.285	.073
Net realized and unrealized gain (loss)	(.272)	.194	.118
Total from investment operations	(.016)	.479	.191
Distributions from net investment income	(.254)	(.286)	(.068)
Distributions from net realized gain	(.010)	(.003)	(.003)
Total distributions	(.264)	(.289)	(.071)
Net asset value, end of period	$9.75	$10.03	$9.84
Total ReturnD,E	(.14)%	4.93%	1.97%
Ratios to Average Net AssetsF
Expenses before reductions	.65%	.65%	.82%G
Expenses net of fee waivers, if any	.23%	.23%	.23%G
Expenses net of all reductions	.23%	.23%	.23%G
Net investment income (loss)	2.60%	2.87%	2.52%G
Supplemental Data
Net assets, end of period (000 omitted)	$107	$107	$102
Portfolio turnover rateH	74%	115%	87%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Multi-Manager Fund Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.03	$9.84	$9.72
Income from Investment Operations
Net investment income (loss)C	.231	.261	.066
Net realized and unrealized gain (loss)	(.271)	.193	.118
Total from investment operations	(.040)	.454	.184
Distributions from net investment income	(.230)	(.261)	(.061)
Distributions from net realized gain	(.010)	(.003)	(.003)
Total distributions	(.240)	(.264)	(.064)
Net asset value, end of period	$9.75	$10.03	$9.84
Total ReturnD,E	(.39)%	4.68%	1.90%
Ratios to Average Net AssetsF
Expenses before reductions	.90%	.90%	1.07%G
Expenses net of fee waivers, if any	.48%	.48%	.48%G
Expenses net of all reductions	.48%	.48%	.48%G
Net investment income (loss)	2.35%	2.62%	2.27%G
Supplemental Data
Net assets, end of period (000 omitted)	$106	$107	$102
Portfolio turnover rateH	74%	115%	87%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratio. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Core Income Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Core Income Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, market discount, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$334,943
Gross unrealized depreciation	(1,395,424)
Net unrealized appreciation (depreciation) on securities	$(1,060,481)
Tax Cost	$45,677,976

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(76,529)
Net unrealized appreciation (depreciation) on securities and other investments	$(1,060,533)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(76,529)

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$1,181,698	$ 1,213,592

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $23,922,191 and $20,690,225, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .65% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .33% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Prudential Investment Management, Inc. (Prudential) has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, Prudential has not been allocated any portion of the Fund's assets. Prudential in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$264	$264

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Core Income Multi-Manager	$5,742.01
Class L	14.01
Class N	14.01
	$5,770

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $62 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2017. During the period, this waiver reduced the Fund's management fee by $131,600.

The investment adviser has also contractually agreed to reimburse Core Income Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Core Income Multi-Manager	.20%	$46,629
Class F	.20%	2,941
Class L	.20%	121
Class N	.45%	118

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
Core Income Multi-Manager	$1,051,177	$1,138,079
Class F	79,916	57,055
Class L	2,746	3,000
Class N	2,473	2,739
Total	$1,136,312	$1,200,873
From net realized gain
Core Income Multi-Manager	$41,928	$11,915
Class F	3,241	740
Class L	109	32
Class N	108	32
Total	$45,386	$12,719

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
Core Income Multi-Manager
Shares sold	195,744	178,582	$1,919,228	$1,772,447
Reinvestment of distributions	111,363	115,800	1,093,091	1,149,986
Shares redeemed	(100,878)	(563,747)	(990,953)	(5,557,087)
Net increase (decrease)	206,229	(269,365)	$2,021,366	$(2,634,654)
Class F
Shares sold	126,576	133,544	$1,246,918	$1,326,339
Reinvestment of distributions	8,472	5,812	83,157	57,795
Shares redeemed	(87,452)	(23,647)	(854,747)	(234,330)
Net increase (decrease)	47,596	115,709	$475,328	$1,149,804
Class L
Shares sold	–	–	$–	$–
Reinvestment of distributions	291	305	2,855	3,032
Shares redeemed	–	–	–	–
Net increase (decrease)	291	305	$2,855	$3,032
Class N
Shares sold	–	–	$–	$–
Reinvestment of distributions	263	279	2,581	2,771
Shares redeemed	–	–	–	–
Net increase (decrease)	263	279	$2,581	$2,771

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 88% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Income Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Core Income Multi-Manager	.23%
Actual		$1,000.00	$1,008.80	$1.15
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Class F	.23%
Actual		$1,000.00	$1,009.00	$1.15
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Class L	.23%
Actual		$1,000.00	$1,008.80	$1.15
Hypothetical-C		$1,000.00	$1,023.72	$1.16
Class N	.48%
Actual		$1,000.00	$1,007.60	$2.40
Hypothetical-C		$1,000.00	$1,022.48	$2.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 11.11% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Prudential Investment Management, Inc. (PIM) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, PIM and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class F had out-performed 60% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' 0.30% management fee waiver through April 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.65% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.20%, 0.20%, and 0.45%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.20% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Core Income Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class F were below, and the total expenses of Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2016 and also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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ACF-L-ACF-N-ANN-0416
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Strategic Advisers® International Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® International Fund	(13.60)%	1.48%	2.32%

 A From March 23, 2006.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Fund on March 23, 2006, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Period Ending Values
$12,557	Strategic Advisers® International Fund
$11,536	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the year ending February 29, 2016, held back by a collapse in commodity prices that affected resources-related sectors and geographies in particular. The non-U.S. developed-markets MSCI EAFE Index returned -15.04% for the 12 months, hurt also by concerns about global economic growth. Stocks in developing markets fell further, with the MSCI Emerging Markets Index returning -23.13%. Commodity producers were pressured for much of the year, largely related to economic deceleration in China, the world's second-largest economy and a leading consumer of raw materials. Effects were exacerbated by U.S. dollar strength relative to global currencies, weighing on commodities priced in dollars and acutely affecting the equity returns of resources-related areas. Among regions within the MSCI EAFE Index, net energy consumer Japan (-10%) fared best; Asia Pacific ex Japan (-19%), worst. At the country level, only Denmark (+5%) and Israel (+3%) managed a gain, with several notching declines of greater than 20%. As for sectors, consumer staples (-2%) and telecommunication services (-6%) lost the least, whereas materials (-29%), financials (-22%) and energy (-21%) lost the most. Among emerging-markets countries, Hungary (+27%) proved the sole gainer. Meanwhile, Greece (-68%), Brazil (-40%), China (-29%) and India (-26%) headed the market's broad-based decline.

Comments from Portfolio Manager Wilfred Chilangwa:  For the year, the fund returned -13.60% and outpaced its benchmark, the MSCI EAFE Index. Relative to the benchmark, sub-adviser Massachusetts Financial Services' International Value strategy was the top contributor, as its quality-focused all-cap approach delivered favorable positioning in Japan and solid stock selection in the United Kingdom. Fidelity® International Discovery Fund, Fidelity® Overseas Fund and Fidelity® Diversified International Fund also were leading contributors. Growth stocks significantly outperformed value stocks during the period, so all three of these managers' emphasis on growth-oriented names was a tailwind to their results. These managers also were helped by their holdings of small-cap stocks, which substantially outpaced large-cap shares. On the downside, Oakmark International Fund's strategy of seeking companies trading at deep discounts to the manager's assessment of their intrinsic value was out of favor during the period. As a result, this manager had poor security selection across several sectors in Europe, Japan and Hong Kong. Manning & Napier World Opportunities Fund also was a slight detractor, and I eliminated our allocation here during the period. We added Arrowstreet Capital as a sub-adviser.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Fidelity International Discovery Fund	6.8	7.1
Harbor International Fund Institutional Class	6.0	8.0
Fidelity Diversified International Fund	5.0	5.1
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	4.6	4.7
Oakmark International Fund Class I	4.3	4.7
Artisan International Value Fund Investor Class	4.1	4.1
iShares MSCI Japan ETF	3.9	4.0
Henderson International Opportunities Fund Class A	3.3	3.4
Fidelity Overseas Fund	3.1	3.1
iShares MSCI EAFE Small-Cap ETF	1.9	1.6
	43.0

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Stocks	33.3%
Europe Stock Funds	6.2%
Foreign Large Blend Funds	26.4%
Foreign Large Growth Funds	14.8%
Foreign Large Value Funds	1.3%
Foreign Small Mid Growth Funds	0.2%
Foreign Small Mid Blend Funds	1.9%
Other	5.4%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	9.5%

As of August 31, 2015
Stocks	31.7%
Europe Stock Funds	6.8%
Foreign Large Blend Funds	30.3%
Foreign Large Growth Funds	16.4%
Foreign Large Value Funds	1.4%
Foreign Small Mid Growth Funds	0.5%
Foreign Small Mid Blend Funds	1.6%
Other	5.6%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	4.7%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 32.8%
	Shares	Value
CONSUMER DISCRETIONARY - 3.5%
Auto Components - 0.5%
Aisin Seiki Co. Ltd.	259,000	$10,364,265
Autoneum Holding AG	886	191,220
Bridgestone Corp.	65,500	2,293,261
Compagnie Plastic Omnium	41,680	1,330,776
Continental AG	64,287	12,909,930
DENSO Corp.	492,900	18,274,123
Faurecia SA	24,144	823,541
GKN PLC	7,544,265	28,876,334
Keihin Corp.	20,600	283,379
LEONI AG	14,204	415,886
Michelin CGDE Series B	27,000	2,435,558
Sumitomo Electric Industries Ltd.	185,700	2,226,856
Tokai Rika Co. Ltd.	21,100	415,574
Toyoda Gosei Co. Ltd.	56,900	1,087,565
Valeo SA	87,132	12,113,721
		94,041,989
Automobiles - 0.2%
Bayerische Motoren Werke AG (BMW)	51,814	4,209,268
Fiat Chrysler Automobiles NV	220,685	1,523,258
Fuji Heavy Industries Ltd.	131,500	4,302,264
Geely Automobile Holdings Ltd.	1,570,000	581,328
Maruti Suzuki India Ltd. (a)	40,015	1,898,813
Peugeot Citroen SA (a)	45,781	691,264
Renault SA	48,178	4,409,814
Toyota Motor Corp.	242,400	12,638,155
Yamaha Motor Co. Ltd.	50,700	754,646
		31,008,810
Distributors - 0.1%
D'ieteren SA	5,853	216,484
Inchcape PLC	880,089	9,052,394
Jardine Cycle & Carriage Ltd.	45,800	1,255,754
		10,524,632
Hotels, Restaurants & Leisure - 0.8%
Autogrill SpA (a)	42,546	336,714
Carnival PLC	576,373	28,473,525
Carnival PLC sponsored ADR	16,572	821,474
Compass Group PLC	3,322,648	58,254,010
Flight Centre Travel Group Ltd.	49,594	1,465,466
Greene King PLC	95,179	1,200,223
InterContinental Hotel Group PLC	173,841	6,529,719
MGM China Holdings Ltd.	3,254,400	3,723,833
Tabcorp Holdings Ltd.	127,508	391,338
Tatts Group Ltd.	314,606	873,500
The Restaurant Group PLC	88,124	665,405
The Star Entertainment Group Ltd.	513,654	1,913,759
TUI AG	840,906	12,610,237
Whitbread PLC	356,744	19,469,103
Yum! Brands, Inc.	63,948	4,634,312
		141,362,618
Household Durables - 0.3%
Barratt Developments PLC	391,805	3,217,469
Bellway PLC	11,707	418,440
Berkeley Group Holdings PLC	100,921	4,563,769
Casio Computer Co. Ltd.	150,600	2,773,906
Haseko Corp.	116,700	1,010,016
Nikon Corp.	1,345,800	20,480,903
Nobia AB	53,241	511,463
Panasonic Corp.	303,700	2,556,044
Sony Corp.	477,400	10,032,328
Steinhoff International Holdings NV:
(Germany)	492,600	2,636,505
(South Africa)	1,052,599	5,618,549
Taylor Wimpey PLC	927,241	2,403,061
Techtronic Industries Co. Ltd.	1,150,500	4,393,113
		60,615,566
Internet & Catalog Retail - 0.0%
YOOX SpA (a)	47,523	1,401,013
Zalando SE (a)	57,703	1,808,467
		3,209,480
Leisure Products - 0.0%
Bandai Namco Holdings, Inc.	9,300	185,339
Sankyo Co. Ltd. (Gunma)	88,500	3,249,381
Yamaha Corp.	137,900	3,844,157
		7,278,877
Media - 0.9%
Fuji Media Holdings, Inc.	91,300	1,044,330
Grupo Televisa SA de CV (CPO) sponsored ADR	264,700	6,802,790
ITV PLC	3,402,374	11,772,687
ITV PLC ADR	7,700	264,264
Lagardere S.C.A. (Reg.)	47,351	1,369,929
Naspers Ltd. Class N	45,885	5,450,217
Nippon Television Network Corp.	97,600	1,668,574
NOS SGPS SA	180,496	1,254,497
Pearson PLC	66,942	795,152
ProSiebenSat.1 Media AG	175,011	9,000,485
RELX NV	3,544,028	58,216,964
RELX PLC	329,763	5,700,539
SKY PLC	624,400	9,064,412
Technicolor SA	177,287	1,079,447
Telenet Group Holding NV (a)	49,578	2,610,108
UBM PLC	1,096,858	9,014,938
Vivendi SA	378,300	7,847,164
Wolters Kluwer NV	211,655	8,011,510
WPP PLC	1,036,973	21,841,155
WPP PLC ADR	13,600	1,431,264
		164,240,426
Multiline Retail - 0.1%
Dollarama, Inc.	57,221	3,330,914
Harvey Norman Holdings Ltd.	355,461	1,212,735
Next PLC	123,643	11,642,058
		16,185,707
Specialty Retail - 0.3%
ABC-MART, Inc.	84,700	4,868,409
BYGGmax Group AB	52,520	409,457
Esprit Holdings Ltd.	10,009,200	8,943,622
Grandvision NV	28,474	813,415
H&M Hennes & Mauritz AB (B Shares)	51,719	1,676,030
Inditex SA	309,522	9,550,283
Kingfisher PLC	2,458,925	11,358,513
Mobilezone Holding AG	23,498	323,583
Nitori Holdings Co. Ltd.	17,500	1,344,101
Super Retail Group Ltd.	21,261	123,525
USS Co. Ltd.	903,200	14,215,834
WH Smith PLC	54,746	1,376,902
		55,003,674
Textiles, Apparel & Luxury Goods - 0.3%
Burberry Group PLC	252,922	4,646,789
Christian Dior SA	34,287	6,055,511
Compagnie Financiere Richemont SA Series A	280,933	17,839,438
Global Brands Group Holding Ltd. (a)	2,064,000	244,133
Hermes International SCA	8,081	2,764,743
LVMH Moet Hennessy - Louis Vuitton SA	108,007	17,943,997
LVMH Moet Hennessy - Louis Vuitton SA ADR	9,400	310,764
Pandora A/S	58,052	7,357,196
Safilo Group SpA (a)	16,276	152,890
		57,315,461

TOTAL CONSUMER DISCRETIONARY		640,787,240

CONSUMER STAPLES - 5.4%
Beverages - 0.9%
Anheuser-Busch InBev SA NV	122,101	13,660,255
Anheuser-Busch InBev SA NV ADR	85,555	9,539,383
Asahi Group Holdings	31,900	937,449
Carlsberg A/S Series B	92,808	8,033,069
Coca-Cola Amatil Ltd.	174,892	1,062,296
Coca-Cola Central Japan Co. Ltd.	354,800	6,131,600
Coca-Cola HBC AG	69,110	1,322,623
Davide Campari-Milano SpA	189,300	1,492,993
Davide Campari-Milano SpA	346,700	2,734,393
Diageo PLC	1,060,798	27,447,609
Diageo PLC sponsored ADR	62,697	6,432,712
Embotelladoras Arca S.A.B. de CV	332,733	2,029,616
Fomento Economico Mexicano S.A.B. de CV:
unit	102,100	956,857
sponsored ADR	34,110	3,192,355
Heineken Holding NV	181,837	13,225,669
Heineken NV (Bearer)	395,456	31,903,395
ITO EN Ltd.	334,000	9,480,278
Kirin Holdings Co. Ltd.	189,000	2,489,675
Pernod Ricard SA	263,024	28,072,279
Suntory Beverage & Food Ltd.	47,600	2,016,751
Treasury Wine Estates Ltd.	121,054	833,782
		172,995,039
Food & Staples Retailing - 0.4%
AEON Co. Ltd.	124,600	1,633,965
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	98,512	4,457,431
Carrefour SA	119,654	3,175,390
Casino Guichard Perrachon SA	41,726	1,886,022
Colruyt NV	17,200	925,447
Delhaize Freres & Compagnie Le Lion SA sponsored ADR	16,288	409,969
Delhaize Group SA	27,741	2,805,329
Distribuidora Internacional de Alimentacion SA	354,800	1,792,441
FamilyMart Co. Ltd.	118,800	5,704,829
J Sainsbury PLC	366,037	1,288,353
Jeronimo Martins SGPS SA	300,150	4,252,899
Koninklijke Ahold NV	112,981	2,485,167
Magnit OJSC (a)	19,568	2,766,699
Metro AG	316,851	7,822,657
PriceSmart, Inc.	45,373	3,505,518
Seven & i Holdings Co. Ltd.	162,500	6,479,063
Sonae SGPS SA	508,638	526,762
Sundrug Co. Ltd.	168,200	11,115,929
Tsuruha Holdings, Inc.	27,200	2,300,317
Wal-Mart de Mexico SA de CV Series V	751,500	1,769,942
Wesfarmers Ltd.	235,506	6,570,732
Woolworths Ltd.	283,607	4,635,521
		78,310,382
Food Products - 1.5%
Ajinomoto Co., Inc.	120,000	2,940,560
Aryzta AG	396,874	18,983,177
Bakkafrost	29,706	1,065,013
CJ CheilJedang Corp.	1,933	564,587
Danone SA	1,279,229	88,967,745
Kikkoman Corp.	30,000	987,149
La Doria SpA	25,307	353,763
Leroy Seafood Group ASA	13,235	558,144
Lindt & Spruengli AG (participation certificate)	57	326,530
M. Dias Branco SA	32,025	505,950
Meiji Holdings Co. Ltd.	16,000	1,283,621
Nestle SA	2,159,505	151,016,318
Orkla ASA	46,042	379,808
Toyo Suisan Kaisha Ltd.	318,000	11,393,062
Viscofan Envolturas Celulosicas SA	22,333	1,336,465
Yamazaki Baking Co. Ltd.	22,000	416,576
		281,078,468
Household Products - 0.8%
Colgate-Palmolive Co.	745,949	48,964,092
Henkel AG & Co. KGaA	6,502	576,820
Reckitt Benckiser Group PLC	919,951	83,798,133
Svenska Cellulosa AB (SCA) (B Shares)	194,810	5,840,762
		139,179,807
Personal Products - 0.8%
AMOREPACIFIC Corp.	4,920	1,458,857
Kao Corp.	836,500	42,203,363
Kobayashi Pharmaceutical Co. Ltd.	144,700	12,366,691
Kose Corp.	38,700	3,327,169
L'Oreal SA	154,992	26,086,712
Oriflame Holding AG (a)	25,139	386,106
Pola Orbis Holdings, Inc.	28,000	2,058,405
Shiseido Co. Ltd.	90,100	1,958,954
Unilever NV:
(Certificaten Van Aandelen) (Bearer)	250,153	10,788,552
(NY Reg.)	128,127	5,459,491
Unilever PLC	644,245	27,523,789
Unilever PLC sponsored ADR	165,718	7,096,045
		140,714,134
Tobacco - 1.0%
British American Tobacco PLC:
(United Kingdom)	1,324,767	72,072,950
sponsored ADR	51,058	5,546,941
Imperial Tobacco Group PLC	302,859	15,691,614
Japan Tobacco, Inc.	1,827,400	72,666,390
KT&G Corp.	174,326	14,979,663
Swedish Match Co. AB	9,340	301,848
		181,259,406

TOTAL CONSUMER STAPLES		993,537,236

ENERGY - 1.4%
Energy Equipment & Services - 0.1%
Core Laboratories NV	37,012	3,884,039
Saipem SpA	1,558,620	644,307
Technip SA	205,833	10,197,738
Tecnicas Reunidas SA	179,884	4,899,998
Tenaris SA	191,812	2,081,483
Tenaris SA sponsored ADR	61,930	1,339,546
		23,047,111
Oil, Gas & Consumable Fuels - 1.3%
BP PLC	4,105,784	19,926,167
BP PLC sponsored ADR	50,252	1,461,831
Cairn Energy PLC (a)	2,632,480	6,005,324
CNOOC Ltd.	22,849,000	23,801,575
Enbridge, Inc.	386,411	13,648,619
Eni SpA	1,337,249	18,701,711
Galp Energia SGPS SA Class B	687,878	7,565,395
Gazprom OAO sponsored ADR (Reg. S)	462,061	1,702,002
Imperial Oil Ltd.	281,930	8,999,672
INPEX Corp.	1,414,200	10,195,510
Lukoil PJSC sponsored ADR	60,421	2,144,946
Neste Oyj	47,287	1,487,164
NOVATEK OAO GDR (Reg. S)	10,567	914,046
Oil Search Ltd. ADR	1,281,386	6,109,456
Royal Dutch Shell PLC:
Class A (Netherlands)	855,576	19,519,140
Class B sponsored ADR	76,915	3,515,785
Class B (United Kingdom)	563,895	12,803,552
Saras Raffinerie Sarde SpA (a)	318,128	513,922
Statoil ASA	57,947	843,548
Statoil ASA sponsored ADR	121,700	1,771,952
Suncor Energy, Inc.	239,800	5,862,959
Total SA	1,385,831	62,113,564
Total SA sponsored ADR	16,700	746,657
Tupras Turkiye Petrol Rafinelleri A/S (a)	72,531	1,856,602
		232,211,099

TOTAL ENERGY		255,258,210

FINANCIALS - 6.4%
Banks - 2.9%
77 Bank Ltd.	64,000	226,739
ABN AMRO Group NV GDR (a)	576,735	11,443,797
Akbank T.A.S.	641,260	1,598,203
Bank of Ireland (a)	16,506,981	4,680,952
Bankinter SA	565,361	3,751,056
Barclays PLC	18,783,105	44,623,294
Barclays PLC sponsored ADR	217,119	2,049,603
BNP Paribas SA	852,961	39,899,426
BOC Hong Kong (Holdings) Ltd.	1,977,500	5,135,670
CaixaBank SA	5,068,834	14,462,850
Chiba Bank Ltd.	723,000	3,390,604
Commerzbank AG	132,636	1,082,016
Credicorp Ltd. (United States)	30,823	3,613,689
DBS Group Holdings Ltd.	868,800	8,391,397
DNB ASA	1,569,026	18,119,749
Dubai Islamic Bank Pakistan Ltd. (a)	834,011	1,450,928
HDFC Bank Ltd. (a)	245,364	4,010,884
HDFC Bank Ltd. sponsored ADR	140,534	7,423,006
Hokuhoku Financial Group, Inc.	311,000	462,896
HSBC Holdings PLC:
(Hong Kong)	5,380,500	34,085,704
(United Kingdom)	5,254,903	33,417,696
sponsored ADR	3,783	120,186
ING Groep NV (Certificaten Van Aandelen)	2,360,053	28,134,985
Intesa Sanpaolo SpA	7,677,028	19,391,177
Joyo Bank Ltd.	1,020,000	3,532,969
Jyske Bank A/S (Reg.)	91,110	3,975,603
Kasikornbank PCL:
NVDR	696,200	3,330,586
(For. Reg.)	90,200	439,105
KBC Groep NV	480,164	25,542,739
Lloyds Banking Group PLC	48,838,989	49,011,161
Mitsubishi UFJ Financial Group, Inc.	3,856,100	16,640,264
Nordea Bank AB	559,531	5,597,369
North Pacific Bank Ltd.	1,062,400	2,632,161
PT Bank Central Asia Tbk	4,412,500	4,446,488
Resona Holdings, Inc.	1,893,000	6,638,948
Sberbank of Russia sponsored ADR	667,422	4,092,632
Skandinaviska Enskilda Banken AB (A Shares)	128,446	1,261,679
Societe Generale Series A	90,962	3,194,677
Standard Chartered PLC (United Kingdom)	420,621	2,520,032
Sumitomo Mitsui Financial Group, Inc.	1,903,900	53,423,788
Svenska Handelsbanken AB (A Shares)	1,142,559	14,610,904
Swedbank AB (A Shares)	220,502	4,454,097
Sydbank A/S	120,810	3,291,206
The Hachijuni Bank Ltd.	709,000	3,251,912
The Toronto-Dominion Bank	230,393	8,927,942
Turkiye Is Bankasi A/S Series C	952,645	1,452,188
Westpac Banking Corp.	978,192	20,006,724
Yapi ve Kredi Bankasi A/S	270,796	342,473
Yes Bank Ltd. (a)	121,727	1,229,674
		534,813,828
Capital Markets - 0.8%
Anima Holding SpA	73,788	447,507
Azimut Holding SpA	455,281	8,801,080
Banca Generali SpA	119,884	3,066,076
CI Financial Corp.	129,211	2,862,124
Daiwa Securities Group, Inc.	2,768,100	16,339,532
Deutsche Bank AG	136,381	2,371,568
GAM Holding Ltd.	416,800	5,990,065
Julius Baer Group Ltd.	304,224	12,138,434
Macquarie Group Ltd.	132,561	6,079,986
Mediobanca SpA	1,137,000	7,742,903
Nomura Holdings, Inc.	438,200	1,851,730
Partners Group Holding AG	30,532	11,092,121
Ratos AB (B Shares)	91,184	491,499
Schroders PLC (non-vtg.)	11,351	317,558
SVG Capital PLC (a)	68,378	459,680
UBS Group AG	4,380,811	67,302,595
		147,354,458
Consumer Finance - 0.1%
AEON Financial Service Co. Ltd.	309,400	6,913,605
Hitachi Capital Corp.	44,000	944,032
Provident Financial PLC	131,032	5,925,425
		13,783,062
Diversified Financial Services - 0.5%
Cerved Information Solutions SpA	349,904	2,761,565
Challenger Ltd.	1,941,300	10,419,734
Deutsche Boerse AG	31,941	2,626,159
Element Financial Corp.	483,896	5,125,077
First Pacific Co. Ltd.	6,144,000	4,234,223
Groupe Bruxelles Lambert SA	116,000	8,886,342
Haci Omer Sabanci Holding A/S	283,300	833,137
IG Group Holdings PLC	1,363,072	14,437,629
Industrivarden AB:
(A Shares)	60,870	1,047,221
(C Shares)	83,139	1,284,686
Investor AB:
(A Shares)	33,977	1,111,157
(B Shares)	505,155	16,821,095
Mitsubishi UFJ Lease & Finance Co. Ltd.	217,300	937,279
ORIX Corp.	1,626,000	21,285,823
		91,811,127
Insurance - 1.5%
Admiral Group PLC	101,158	2,438,600
AIA Group Ltd.	4,845,400	24,731,440
Allianz SE	47,900	7,104,865
Aviva PLC	6,657,858	40,397,204
AXA SA	401,519	8,828,010
BB Seguridade Participacoes SA	362,300	2,176,209
Beazley PLC	218,882	1,094,611
Dai-ichi Mutual Life Insurance Co.	246,500	2,983,677
Delta Lloyd NV	618,100	3,870,335
Euler Hermes SA	45,644	3,788,587
Fairfax Financial Holdings Ltd. (sub. vtg.)	60,108	31,777,274
Gjensidige Forsikring ASA	134,179	2,109,243
Hannover Reuck SE	13,801	1,423,272
Hiscox Ltd.	1,128,812	15,287,163
Intact Financial Corp.	42,237	2,630,057
Jardine Lloyd Thompson Group PLC	439,057	4,867,423
MS&AD Insurance Group Holdings, Inc.	533,100	14,503,450
NKSJ Holdings, Inc.	125,200	3,601,819
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1,037,000	4,386,356
Prudential PLC	339,549	5,912,969
Prudential PLC ADR	64,279	2,237,552
QBE Insurance Group Ltd.	219,479	1,655,824
Sampo Oyj (A Shares)	219,334	9,897,231
Sony Financial Holdings, Inc.	819,600	11,426,293
Storebrand ASA (A Shares) (a)	428,214	1,686,285
Swiss Re Ltd.	45,879	4,066,529
T&D Holdings, Inc.	212,000	2,091,400
Talanx AG	209,400	5,973,945
Tokio Marine Holdings, Inc.	211,700	7,380,287
Zurich Insurance Group AG	249,998	52,952,320
		283,280,230
Real Estate Investment Trusts - 0.1%
Derwent London PLC	45,777	1,932,467
Unibail-Rodamco	20,870	5,216,113
Westfield Corp. unit	1,550,807	11,068,885
		18,217,465
Real Estate Management & Development - 0.5%
Brookfield Asset Management, Inc.	162,783	4,990,927
Brookfield Asset Management, Inc. Class A	80,355	2,466,477
Cheung Kong Property Holdings Ltd.	1,227,600	6,281,585
China Overseas Land and Investment Ltd.	758,000	2,251,181
China Resources Land Ltd.	1,100,000	2,624,822
Citycon Oyj	6,687	15,538
Daiwa House Industry Co. Ltd.	289,200	7,914,434
Deutsche Wohnen AG (Bearer)	970,082	25,723,028
LEG Immobilien AG	166,441	13,701,025
Lendlease Group unit	160,804	1,495,503
Mobimo Holding AG	2,066	456,651
Sponda Oyj	88,973	362,766
Sumitomo Realty & Development Co. Ltd.	181,000	4,977,208
TAG Immobilien AG	418,264	4,964,143
Vonovia SE	772,203	24,125,979
		102,351,267
Thrifts & Mortgage Finance - 0.0%
Aareal Bank AG	36,997	1,103,377
Genworth Mortgage Insurance Ltd.	883,930	1,369,064
Housing Development Finance Corp. Ltd.	146,468	2,276,959
		4,749,400

TOTAL FINANCIALS		1,196,360,837

HEALTH CARE - 3.0%
Biotechnology - 0.1%
Actelion Ltd.	90,446	12,627,113
Galapagos Genomics NV (a)	6,401	265,828
		12,892,941
Health Care Equipment & Supplies - 0.3%
Coloplast A/S Series B	66,236	5,005,170
DiaSorin S.p.A.	11,418	604,161
Essilor International SA	55,060	6,567,708
Hoya Corp.	179,500	6,486,554
Nihon Kohden Corp.	518,800	12,681,155
Sartorius Stedim Biotech	852	350,719
Straumann Holding AG	8,709	2,830,316
Sysmex Corp.	45,000	2,775,603
Terumo Corp.	751,800	25,684,529
Ypsomed Holding AG	3,197	455,296
		63,441,211
Health Care Providers & Services - 0.0%
Estia Health Ltd.	131,971	547,269
Japara Healthcare Ltd.	226,972	494,104
Medipal Holdings Corp.	34,200	524,121
Orpea	18,376	1,521,264
Sonic Healthcare Ltd.	382,200	5,021,179
Toho Holdings Co. Ltd.	28,900	599,242
		8,707,179
Health Care Technology - 0.0%
M3, Inc.	98,800	2,351,840
Life Sciences Tools & Services - 0.1%
Eurofins Scientific SA	7,761	2,770,084
Gerresheimer AG	18,147	1,301,736
ICON PLC (a)	67,008	4,768,289
Lonza Group AG	37,377	5,689,839
		14,529,948
Pharmaceuticals - 2.5%
Astellas Pharma, Inc.	341,600	4,914,898
AstraZeneca PLC:
(United Kingdom)	14,584	829,198
sponsored ADR	184,049	5,276,685
Bayer AG	608,820	63,115,138
Chugai Pharmaceutical Co. Ltd.	1,100	32,583
Daiichi Sankyo Kabushiki Kaisha	262,400	5,478,535
Dainippon Sumitomo Pharma Co. Ltd.	149,500	1,695,616
GlaxoSmithKline PLC	1,369,555	26,542,058
GlaxoSmithKline PLC sponsored ADR	122,074	4,720,602
Kyowa Hakko Kirin Co., Ltd.	93,000	1,384,248
Merck KGaA	61,300	5,228,787
Novartis AG	1,127,237	80,887,863
Novo Nordisk A/S:
Series B	309,709	15,945,266
Series B sponsored ADR	72,415	3,722,131
Otsuka Holdings Co. Ltd.	23,200	819,990
Roche Holding AG:
(Bearer)	1,936	491,998
(participation certificate)	435,627	111,701,449
sponsored ADR	23,291	746,477
Sanofi SA	482,705	38,248,708
Santen Pharmaceutical Co. Ltd.	2,005,600	30,794,094
Sawai Pharmaceutical Co. Ltd.	21,200	1,464,891
Shionogi & Co. Ltd.	121,000	5,188,262
Shire PLC	206,273	10,761,175
Shire PLC sponsored ADR	22,500	3,512,475
Taisho Pharmaceutical Holdings Co. Ltd.	16,300	1,286,170
Takeda Pharmaceutical Co. Ltd.	52,300	2,489,583
Teva Pharmaceutical Industries Ltd. sponsored ADR	488,148	27,141,029
Valeant Pharmaceuticals International, Inc. (Canada) (a)	65,807	4,330,101
		458,750,010

TOTAL HEALTH CARE		560,673,129

INDUSTRIALS - 4.5%
Aerospace & Defense - 0.2%
Airbus Group NV	98,217	6,338,605
Cobham PLC	3,838,433	13,805,079
Finmeccanica SpA (a)	127,406	1,321,538
QinetiQ Group PLC	234,119	759,250
Safran SA	176,838	11,024,909
Thales SA	38,879	3,104,841
		36,354,222
Air Freight & Logistics - 0.3%
Bollore Group	1,278,600	4,944,738
Deutsche Post AG	166,662	3,951,251
PostNL NV (a)	2,614,860	10,197,803
Yamato Holdings Co. Ltd.	2,092,100	42,431,644
		61,525,436
Airlines - 0.3%
Dart Group PLC	31,791	251,994
easyJet PLC	360,041	7,546,913
International Consolidated Airlines Group SA CDI	1,753,741	13,400,785
Japan Airlines Co. Ltd.	823,000	29,448,199
Ryanair Holdings PLC sponsored ADR	145,994	12,142,321
		62,790,212
Building Products - 0.2%
Asahi Glass Co. Ltd.	188,000	910,002
ASSA ABLOY AB (B Shares)	200,740	3,848,554
Compagnie de St. Gobain	65,004	2,529,461
Daikin Industries Ltd.	280,900	18,830,252
Geberit AG (Reg.)	14,710	5,322,707
Kingspan Group PLC (Ireland)	84,775	2,140,484
Wienerberger AG	43,542	770,427
		34,351,887
Commercial Services & Supplies - 0.4%
Brambles Ltd.	6,176,460	55,061,520
Edenred SA	57,508	1,012,222
Gategroup Holding AG	26,513	969,178
Intrum Justitia AB	46,376	1,422,937
Kaba Holding AG (B Shares) (Reg.)	486	292,281
Regus PLC	203,580	820,306
Secom Co. Ltd.	206,200	14,702,357
		74,280,801
Construction & Engineering - 0.2%
ACS Actividades de Construccion y Servicios SA	68,372	1,782,480
Balfour Beatty PLC (a)	3,424,290	11,981,970
Koninklijke Boskalis Westminster NV	155,700	5,686,028
Obayashi Corp.	115,500	1,052,441
Taisei Corp.	672,000	4,073,117
VINCI SA	108,821	7,555,071
		32,131,107
Electrical Equipment - 0.8%
ABB Ltd. (Reg.)	200,024	3,567,236
Fujikura Ltd.	180,000	832,027
Furukawa Electric Co. Ltd.	828,000	1,767,576
Gamesa Corporacion Tecnologica SA	111,631	2,119,089
GS Yuasa Corp.	137,000	559,226
Legrand SA	771,367	38,528,727
Mitsubishi Electric Corp.	201,000	2,034,896
Nexans SA (a)	50,516	2,033,292
OSRAM Licht AG	18,584	872,549
Prysmian SpA	342,000	6,994,440
Schneider Electric SA	1,200,052	71,529,624
Ushio, Inc.	23,600	324,436
Vestas Wind Systems A/S	133,243	9,030,097
		140,193,215
Industrial Conglomerates - 0.3%
Bidvest Group Ltd.	90,304	2,033,320
CK Hutchison Holdings Ltd.	1,685,540	20,359,407
DCC PLC (United Kingdom)	58,300	4,576,570
Koninklijke Philips Electronics NV	514,400	13,060,510
Nisshinbo Holdings, Inc.	48,400	454,377
Rheinmetall AG	16,154	1,155,960
Siemens AG	151,303	13,987,156
Toshiba Corp. (a)	260,000	402,198
		56,029,498
Machinery - 0.8%
Amada Holdings Co. Ltd.	34,600	320,770
Atlas Copco AB:
(A Shares)	201,260	4,535,534
(B Shares)	81,160	1,713,850
Daifuku Co. Ltd.	96,300	1,520,608
Duerr AG	9,708	578,206
Fanuc Corp.	55,200	8,105,585
GEA Group AG	576,397	25,504,587
Glory Ltd.	131,300	4,423,323
IMI PLC	1,027,898	12,167,932
JTEKT Corp.	80,900	1,104,465
Komatsu Ltd.	310,700	4,748,995
Kone Oyj (B Shares)	234,167	10,431,544
Kubota Corp.	1,204,000	15,412,745
Makino Milling Machine Co. Ltd.	90,000	548,768
Makita Corp.	46,000	2,701,972
Metso Corp.	19,057	422,916
Mitsubishi Heavy Industries Ltd.	1,366,800	4,862,925
Nordson Corp.	117,589	8,427,604
Oc Oerlikon Corp. AG (Reg.)	105,881	1,039,193
Sandvik AB	36,437	333,224
Schindler Holding AG:
(participation certificate)	113,325	19,010,453
(Reg.)	5,814	988,700
SMC Corp.	3,100	716,856
Spirax-Sarco Engineering PLC	190,629	8,344,533
Tadano Ltd.	158,000	1,352,664
Wartsila Corp.	27,674	1,117,805
		140,435,757
Marine - 0.0%
A.P. Moller - Maersk A/S Series B	1,011	1,328,660
Dampskibsselskabet NORDEN A/S (a)	1	14
Kawasaki Kisen Kaisha Ltd.	411,000	687,802
		2,016,476
Professional Services - 0.2%
Adecco SA (Reg.)	57,085	3,330,197
Capita Group PLC	213,409	2,976,274
Hays PLC	256,768	410,633
Intertek Group PLC	277,425	11,282,835
Michael Page International PLC	1,726,067	8,884,173
Randstad Holding NV	16,799	871,068
SGS SA (Reg.)	8,604	17,388,955
Temp Holdings Co., Ltd.	96,400	1,228,970
		46,373,105
Road & Rail - 0.3%
Asciano Ltd.	1,245,100	7,882,681
Aurizon Holdings Ltd.	401,461	1,166,229
DSV de Sammensluttede Vognmaend A/S	78,425	3,216,216
East Japan Railway Co.	376,400	32,961,189
Stagecoach Group PLC	233,547	881,244
West Japan Railway Co.	23,900	1,398,212
		47,505,771
Trading Companies & Distributors - 0.4%
AerCap Holdings NV (a)	39,500	1,411,335
Brenntag AG	345,779	16,832,967
Bunzl PLC	1,110,509	29,877,645
Itochu Corp.	105,000	1,237,866
Mitsubishi Corp.	838,000	13,410,963
Mitsui & Co. Ltd.	42,300	487,630
Noble Group Ltd.	14,444,400	3,544,323
Rexel SA	655,700	8,067,460
Sumitomo Corp.	72,900	717,657
Wolseley PLC	96,800	4,964,130
		80,551,976
Transportation Infrastructure - 0.1%
Aena SA	85,600	9,749,660
Astm SpA	16,984	185,684
China Merchants Holdings International Co. Ltd.	4,000,840	11,084,797
Groupe Eurotunnel SA	67,129	675,566
		21,695,707

TOTAL INDUSTRIALS		836,235,170

INFORMATION TECHNOLOGY - 3.7%
Communications Equipment - 0.3%
Nokia Corp.	937,103	5,676,178
Telefonaktiebolaget LM Ericsson (B Shares)	4,843,635	44,485,307
		50,161,485
Electronic Equipment & Components - 0.6%
Alps Electric Co. Ltd.	146,400	2,402,504
China High Precision Automation Group Ltd. (a)	1,073,000	0
Delta Electronics, Inc.	555,132	2,246,180
Flextronics International Ltd. (a)	887,100	9,633,906
Halma PLC	1,230,850	15,204,282
Hirose Electric Co. Ltd.	119,400	13,469,862
Hitachi High-Technologies Corp.	32,200	855,435
Hitachi Ltd.	9,062,400	38,335,393
Ibiden Co. Ltd.	82,400	1,000,501
Japan Aviation Electronics Industry Ltd.	33,000	343,090
Jenoptik AG	30,186	398,980
Keyence Corp.	8,800	4,548,215
Largan Precision Co. Ltd.	52,000	3,965,585
Murata Manufacturing Co. Ltd.	110,700	13,283,841
Nippon Electric Glass Co. Ltd.	63,000	299,626
OMRON Corp.	36,600	966,640
Samsung Electro-Mechanics Co. Ltd.	5,742	251,103
Spectris PLC	331,783	8,344,584
Taiyo Yuden Co. Ltd.	71,900	736,554
TDK Corp.	36,400	1,897,505
		118,183,786
Internet Software & Services - 0.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	155,807	10,721,080
Baidu.com, Inc. sponsored ADR (a)	26,843	4,655,113
JUST EAT Ltd. (a)	474,131	2,545,308
NetEase, Inc. sponsored ADR	35,351	4,758,598
Tencent Holdings Ltd.	361,400	6,612,725
United Internet AG	26,986	1,324,282
Yandex NV (a)	84,426	1,090,784
		31,707,890
IT Services - 0.7%
Amadeus IT Holding SA Class A	1,083,285	43,797,153
Bechtle AG	5,182	445,342
Capgemini SA	94,526	7,887,069
Cognizant Technology Solutions Corp. Class A (a)	263,996	15,042,492
Computershare Ltd.	844,494	5,485,094
Fujitsu Ltd.	602,000	2,202,430
GFT Technologies AG	13,054	334,997
IT Holdings Corp.	62,100	1,427,043
Luxoft Holding, Inc. (a)	20,495	1,040,326
MasterCard, Inc. Class A	99,924	8,685,394
Nomura Research Institute Ltd.	920,600	31,417,821
NTT Data Corp.	40,200	2,011,802
OBIC Co. Ltd.	227,700	11,313,943
SCSK Corp.	51,600	1,980,388
Wirecard AG	35,785	1,423,234
		134,494,528
Semiconductors & Semiconductor Equipment - 0.9%
ams AG	35,100	1,058,097
Analog Devices, Inc.	597,063	31,638,368
ARM Holdings PLC	310,190	4,262,494
ARM Holdings PLC sponsored ADR	79,078	3,239,826
ASM International NV (Netherlands)	110,727	4,691,698
Chipbond Technology Corp.	668,000	1,044,975
Dialog Semiconductor PLC (a)	70,648	2,339,449
Infineon Technologies AG	1,400,741	17,001,374
NVIDIA Corp.	603,487	18,925,352
NXP Semiconductors NV (a)	98,119	6,989,998
ROHM Co. Ltd.	41,300	1,762,373
Shinko Electric Industries Co. Ltd.	91,900	527,063
SK Hynix, Inc.	93,730	2,268,768
SMA Solar Technology AG (a)	30,204	1,398,083
STMicroelectronics NV	210,255	1,203,311
STMicroelectronics NV	193,487	1,106,888
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	2,547,245	59,987,620
Texas Instruments, Inc.	265,141	14,057,776
Tokyo Electron Ltd.	21,000	1,265,827
u-blox Holding AG	1,881	371,114
Ulvac, Inc.	20,500	618,346
		175,758,800
Software - 0.6%
Cadence Design Systems, Inc. (a)	809,682	17,448,647
Capcom Co. Ltd.	15,300	318,932
Check Point Software Technologies Ltd. (a)	130,274	10,821,861
Constellation Software, Inc.	4,156	1,734,032
Dassault Systemes SA	209,750	15,947,258
Micro Focus International PLC	115,739	2,376,097
Nexon Co. Ltd.	29,100	437,108
Sage Group PLC	464,950	3,860,194
SAP AG	602,023	45,394,524
Software AG (Bearer)	7,292	258,325
Synopsys, Inc. (a)	80,017	3,580,761
Trend Micro, Inc.	42,300	1,539,370
		103,717,109
Technology Hardware, Storage & Peripherals - 0.4%
Catcher Technology Co. Ltd.	300,000	2,346,500
Fujifilm Holdings Corp.	282,900	10,603,152
Hitachi Maxell Ltd.	15,300	220,875
Konica Minolta, Inc.	21,300	178,587
Logitech International SA (Reg.)	83,991	1,303,816
NEC Corp.	3,816,700	9,665,565
Neopost SA	150,607	3,214,498
Samsung Electronics Co. Ltd.	43,325	41,178,841
Seiko Epson Corp.	65,400	1,051,506
		69,763,340

TOTAL INFORMATION TECHNOLOGY		683,786,938

MATERIALS - 1.9%
Chemicals - 1.5%
Akzo Nobel NV	1,062,959	62,412,482
Arkema SA	106,200	6,515,873
Clariant AG (Reg.)	985,085	16,495,364
Croda International PLC	353,900	14,639,350
CSM NV (exchangeable)	30,065	670,314
Daicel Chemical Industries Ltd.	224,500	2,864,603
Denki Kagaku Kogyo KK	1,568,000	5,554,425
Dic Corp.	300,000	645,385
Evonik Industries AG	59,223	1,792,324
Givaudan SA	16,452	30,893,841
HEXPOL AB (B Shares)	151,270	1,526,507
Hitachi Chemical Co. Ltd.	48,600	790,907
Johnson Matthey PLC	168,016	5,979,623
Kemira Oyj	44,023	505,723
Kuraray Co. Ltd.	686,700	7,508,732
LG Chemical Ltd.	11,995	2,903,433
Linde AG	281,909	39,407,700
Mitsubishi Chemical Holdings Corp.	469,200	2,367,465
Nippon Paint Holdings Co. Ltd.	665,900	13,329,369
Nissan Chemical Industries Co. Ltd.	72,200	1,628,278
Novozymes A/S Series B	66,171	2,846,853
Orica Ltd.	1,347,816	13,708,552
Sanyo Chemical Industries Ltd.	18,000	117,116
Shin-Etsu Chemical Co. Ltd.	192,500	9,665,733
Sumitomo Chemical Co. Ltd.	246,000	1,077,201
Symrise AG	430,468	27,694,352
Syngenta AG (Switzerland)	21,868	8,757,694
Wacker Chemie AG	7,466	596,878
		282,896,077
Construction Materials - 0.0%
CRH PLC	32,385	825,415
HeidelbergCement Finance AG	9,460	696,808
James Hardie Industries PLC CDI	116,461	1,488,752
Lafargeholcim Ltd. (Reg.)	46,282	1,834,130
		4,845,105
Containers & Packaging - 0.1%
Billerud AB	78,284	1,238,010
Huhtamaki Oyj	8,450	280,642
Smurfit Kappa Group PLC	368,608	8,537,082
Toyo Seikan Group Holdings Ltd.	63,800	1,084,358
		11,140,092
Metals & Mining - 0.3%
BHP Billiton PLC	659,219	6,630,758
BHP Billiton PLC ADR	163,800	3,290,742
Iluka Resources Ltd.	1,247,872	5,994,200
MMC Norilsk Nickel PJSC sponsored ADR	162,430	1,965,403
Rio Tinto PLC	719,846	19,076,512
Rio Tinto PLC sponsored ADR	40,146	1,047,811
Salzgitter AG	39,508	904,918
South32 Ltd. (a)	5,475,500	4,885,173
		43,795,517
Paper & Forest Products - 0.0%
Altri SGPS SA	60,446	228,634
M-real OYJ (B Shares)	76,604	465,835
Stora Enso Oyj (R Shares)	200,039	1,658,207
UPM-Kymmene Corp.	206,130	3,509,333
		5,862,009

TOTAL MATERIALS		348,538,800

TELECOMMUNICATION SERVICES - 2.0%
Diversified Telecommunication Services - 0.4%
Belgacom SA	33,458	1,058,251
BT Group PLC	3,290,730	22,160,304
BT Group PLC sponsored ADR	48,753	1,648,826
Deutsche Telekom AG	106,475	1,781,006
Elisa Corp. (A Shares)	59,649	2,134,205
Hellenic Telecommunications Organization SA	425,011	3,527,717
Inmarsat PLC	174,829	2,383,474
Nippon Telegraph & Telephone Corp.	353,100	14,952,839
Nippon Telegraph & Telephone Corp. sponsored ADR	71,881	3,070,038
Orange SA	145,891	2,526,895
Singapore Telecommunications Ltd.	2,457,700	6,509,683
TDC A/S	2,254,712	9,601,725
Telecom Italia SpA (a)	2,913,185	2,830,736
Telefonica SA	89,577	893,187
Telenor ASA	281,427	4,201,398
TPG Telecom Ltd.	259,265	1,943,029
		81,223,313
Wireless Telecommunication Services - 1.6%
China Mobile Ltd.	3,236,017	34,526,676
KDDI Corp.	4,514,000	115,323,672
Mobile TeleSystems OJSC (a)	561,454	1,735,143
NTT DOCOMO, Inc.	382,700	8,907,995
Philippine Long Distance Telephone Co.	57,605	2,213,657
SK Telecom Co. Ltd.	190,508	35,836,210
SoftBank Corp.	523,900	25,744,852
Vodafone Group PLC	21,403,228	64,913,846
Vodafone Group PLC sponsored ADR	125,159	3,804,834
		293,006,885

TOTAL TELECOMMUNICATION SERVICES		374,230,198

UTILITIES - 1.0%
Electric Utilities - 0.3%
Chubu Electric Power Co., Inc.	117,100	1,543,673
CLP Holdings Ltd.	315,700	2,751,906
EDF SA	68,589	725,626
Enel SpA	3,876,810	15,493,432
Energias de Portugal SA	570,669	1,773,632
Fortum Corp.	31,483	418,863
Iberdrola SA	575,331	3,706,402
Scottish & Southern Energy PLC	1,980,055	37,925,652
Tokyo Electric Power Co., Inc. (a)	116,300	589,108
		64,928,294
Gas Utilities - 0.1%
APA Group unit	1,307,002	8,134,650
China Resource Gas Group Ltd.	3,246,000	8,471,763
ENN Energy Holdings Ltd.	488,000	2,230,431
Gas Natural SDG SA	101,203	1,775,261
Rubis	18,207	1,350,604
Snam Rete Gas SpA	326,621	1,768,756
		23,731,465
Independent Power and Renewable Electricity Producers - 0.0%
Electric Power Development Co. Ltd.	143,300	4,423,934
Multi-Utilities - 0.5%
E.ON AG	223,251	2,017,130
Engie	3,494,477	54,303,953
National Grid PLC	973,269	12,998,785
Veolia Environnement SA	833,450	18,821,485
		88,141,353
Water Utilities - 0.1%
Guangdong Investment Ltd.	7,709,200	9,366,350

TOTAL UTILITIES		190,591,396

TOTAL COMMON STOCKS
(Cost $5,992,805,404)		6,079,999,154

Nonconvertible Preferred Stocks - 0.5%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.3%
Bayerische Motoren Werke AG (BMW) (non-vtg.)	12,265	832,704
Hyundai Motor Co.	81,300	6,658,047
Porsche Automobil Holding SE (Germany)	109,386	4,947,147
Volkswagen AG	348,809	40,866,967
		53,304,865
CONSUMER STAPLES - 0.2%
Beverages - 0.1%
Ambev SA sponsored ADR	3,109,734	13,496,246
Household Products - 0.1%
Henkel AG & Co. KGaA	314,740	31,787,479

TOTAL CONSUMER STAPLES		45,283,725

HEALTH CARE - 0.0%
Biotechnology - 0.0%
Grifols SA Class B	107,318	1,675,265
Health Care Equipment & Supplies - 0.0%
Sartorius AG (non-vtg.)	2,268	585,477

TOTAL HEALTH CARE		2,260,742

MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA sponsored ADR	1,151,916	1,013,686
TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
Telecom Italia SpA (Risparmio Shares)	1,248,555	963,080
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $135,456,239)		102,826,098

Equity Funds - 57.2%
Diversified Emerging Markets Funds - 0.0%
Matthews Pacific Tiger Fund Investor Class	18,350	392,506
Europe Stock Funds - 6.2%
Henderson European Focus Fund Class A	38	1,133
iShares Europe ETF	6,287,300	231,246,894
iShares MSCI Italy Capped ETF	14,736,400	166,226,592
iShares MSCI Spain Capped ETF	5,149,100	128,933,464
Vanguard FTSE European ETF	7,517,928	342,591,979
WisdomTree Europe Hedged Equity ETF	5,413,450	270,564,231

TOTAL EUROPE STOCK FUNDS		1,139,564,293

Foreign Large Blend Funds - 26.4%
Artisan International Value Fund Investor Class	25,369,538	756,773,330
Dodge & Cox International Stock Fund	62	1,982
Fidelity Overseas Fund (b)	15,352,308	576,479,171
Harbor International Fund Institutional Class	20,024,645	1,117,375,179
Henderson International Opportunities Fund Class A	25,535,939	609,032,149
Litman Gregory Masters International Fund Investor Class	13,060,867	189,251,967
Morgan Stanley Institutional Fund, Inc. - International Equity Portfolio Class A	61,655,646	845,915,461
Oakmark International Fund Class I	42,288,949	806,450,257
T. Rowe Price Emerging Markets Stock Fund I Class	254	2,110

TOTAL FOREIGN LARGE BLEND FUNDS		4,901,281,606

Foreign Large Growth Funds - 14.8%
American EuroPacific Growth Fund Class F-1	1,016,396	41,845,020
Fidelity Canada Fund (b)	268,775	11,191,771
Fidelity Diversified International Fund (b)	28,541,020	916,452,153
Fidelity International Capital Appreciation Fund (b)	4,101,632	63,780,385
Fidelity International Discovery Fund (b)	35,487,163	1,266,891,702
Invesco International Growth Fund R5 Class	684	20,364
Oppenheimer International Growth Fund Class I	9,849,941	334,602,489
Thornburg International Value Fund Class I	4,987,889	111,429,449

TOTAL FOREIGN LARGE GROWTH FUNDS		2,746,213,333

Foreign Large Value Funds - 1.3%
Pear Tree Polaris Foreign Value Fund Institutional Shares	15,628,165	248,644,102
Foreign Small Mid Blend Funds - 1.9%
Franklin International Small Cap Growth Fund Class A	65	1,099
iShares MSCI EAFE Small-Cap ETF	7,823,384	360,110,366

TOTAL FOREIGN SMALL MID BLEND FUNDS		360,111,465

Foreign Small Mid Growth Funds - 0.2%
MFS International New Discovery Fund Class A	57	1,478
Thornburg International Growth Fund Class I	1,625,855	29,119,067
Wasatch International Growth Fund Investor Class (a)	69	1,908

TOTAL FOREIGN SMALL MID GROWTH FUNDS		29,122,453

Sector Funds - 1.0%
RS Global Natural Resources Fund Class A (a)	68	1,005
SPDR DJ International Real Estate ETF	1,525,300	58,525,761
Voya International Real Estate Fund Class A	14,578,934	116,777,262

TOTAL SECTOR FUNDS		175,304,028

Other - 5.4%
Fidelity Japan Fund (b)	10,384,665	111,427,453
Fidelity Japan Smaller Companies Fund (b)	5,956,222	79,753,819
iShares MSCI Australia ETF	4,115,497	71,115,788
iShares MSCI Japan ETF	65,439,205	712,632,942
WisdomTree Japan Hedged Equity ETF	470,295	19,573,678

TOTAL OTHER		994,503,680

TOTAL EQUITY FUNDS
(Cost $10,468,930,249)		10,595,137,466
	Principal Amount

U.S. Treasury Obligations - 0.5%
U.S. Treasury Bills, yield at date of purchase 0.17% to 0.31% 3/10/16 to 5/26/16 (c)
(Cost $86,068,711)	$86,100,000	$86,066,692
	Shares

Money Market Funds - 8.9%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (d)
(Cost $1,655,013,952)	1,655,013,952	1,655,013,952
TOTAL INVESTMENT PORTFOLIO - 99.9%
(Cost $18,338,274,555)		18,519,043,362
NET OTHER ASSETS (LIABILITIES) - 0.1%		14,611,837
NET ASSETS - 100%		$18,533,655,199

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
6,852 CME NIKKEI 225 Index Contracts (Japan)	March 2016	$548,331,300	$(129,316,217)
12,338 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2016	953,110,500	(30,552,359)
TOTAL FUTURES CONTRACTS			$(159,868,576)

The face value of futures purchased as a percentage of Net Assets is 8.1%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Affiliated Fund

 (c) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $86,066,692.

 (d) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Canada Fund	$116,552,732	$--	$93,147,218	$424,255	$11,191,771
Fidelity Diversified International Fund	1,269,750,988	13,322,937	233,242,533	9,380,638	916,452,153
Fidelity International Capital Appreciation Fund	86,028,252	1,187,897	15,257,257	314,578	63,780,385
Fidelity International Discovery Fund	1,706,675,613	14,554,537	281,755,346	14,375,389	1,266,891,702
Fidelity Japan Fund	208,037,991	809,347	87,764,125	744,599	111,427,453
Fidelity Japan Smaller Companies Fund	90,362,149	1,162,651	13,934,022	534,350	79,753,819
Fidelity Overseas Fund	730,857,956	6,593,861	102,818,877	6,502,702	576,479,171
Total	$4,208,265,681	$37,631,230	$827,919,378	$32,276,511	$3,025,976,454

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$694,092,105	$322,260,772	$371,831,333	$--
Consumer Staples	1,038,820,961	371,329,773	667,491,188	--
Energy	255,258,210	75,074,222	180,183,988	--
Financials	1,196,360,837	590,664,169	605,696,668	--
Health Care	562,933,871	177,171,523	385,762,348	--
Industrials	836,235,170	493,351,197	342,883,973	--
Information Technology	683,786,938	401,681,772	282,105,166	--
Materials	349,552,486	224,292,565	125,259,921	--
Telecommunication Services	375,193,278	29,172,099	346,021,179	--
Utilities	190,591,396	93,071,795	97,519,601	--
Equity Funds	10,595,137,466	10,595,137,466	--	--
Other Short-Term Investments	86,066,692	--	86,066,692	--
Money Market Funds	1,655,013,952	1,655,013,952	--	--
Total Investments in Securities:	$18,519,043,362	$15,028,221,305	$3,490,822,057	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(159,868,576)	$(159,868,576)	$--	$--
Total Liabilities	$(159,868,576)	$(159,868,576)	$--	$--
Total Derivative Instruments:	$(159,868,576)	$(159,868,576)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,593,122,309
Level 2 to Level 1	$221,034,746

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(159,868,576)
Total Equity Risk	0	(159,868,576)
Total Value of Derivatives	$0	$(159,868,576)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $15,582,282,091)	$15,493,066,908
Affiliated issuers (cost $2,755,992,464)	3,025,976,454
Total Investments (cost $18,338,274,555)		$18,519,043,362
Cash		440,003
Foreign currency held at value (cost $2,738,631)		2,738,354
Receivable for investments sold		38,300,654
Unrealized appreciation on foreign currency contracts		133
Receivable for fund shares sold		8,899,088
Dividends receivable		18,060,736
Interest receivable		134,026
Prepaid expenses		11,848
Other receivables		174,563
Total assets		18,587,802,767
Liabilities
Payable for investments purchased	$20,611,734
Unrealized depreciation on foreign currency contracts	137
Payable for fund shares redeemed	12,709,259
Accrued management fee	1,949,734
Payable for daily variation margin for derivative instruments	17,372,215
Other affiliated payables	1,146,721
Other payables and accrued expenses	357,768
Total liabilities		54,147,568
Net Assets		$18,533,655,199
Net Assets consist of:
Paid in capital		$18,531,940,813
Undistributed net investment income		3,346,929
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(22,060,561)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		$20,428,018
Net Assets, for 2,120,762,023 shares outstanding		$18,533,655,199
Net Asset Value, offering price and redemption price per share ($18,533,655,199 ÷ 2,120,762,023 shares)		$8.74

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$348,324,045
Affiliated issuers		32,276,511
Interest		264,333
Income before foreign taxes withheld		380,864,889
Less foreign taxes withheld		(15,614,864)
Total income		365,250,025
Expenses
Management fee	$76,110,223
Transfer agent fees	12,283,325
Accounting fees and expenses	2,207,001
Custodian fees and expenses	867,312
Independent trustees' compensation	236,715
Registration fees	394,910
Audit	97,367
Legal	162,777
Miscellaneous	250,973
Total expenses before reductions	92,610,603
Expense reductions	(51,943,019)	40,667,584
Net investment income (loss)		324,582,441
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $549,145)	(98,550,136)
Affiliated issuers	17,765,197
Foreign currency transactions	(333,886)
Futures contracts	67,473,002
Realized gain distributions from underlying funds:
Unaffiliated issuers	152,790,840
Affiliated issuers	5,814,560
Total net realized gain (loss)		144,959,577
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $986,761)	(3,064,268,617)
Assets and liabilities in foreign currencies	(87,894)
Futures contracts	(227,325,823)
Total change in net unrealized appreciation (depreciation)		$(3,291,682,334)
Net gain (loss)		(3,146,722,757)
Net increase (decrease) in net assets resulting from operations		$(2,822,140,316)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$324,582,441	$380,159,518
Net realized gain (loss)	144,959,577	645,681,616
Change in net unrealized appreciation (depreciation)	(3,291,682,334)	(804,232,021)
Net increase (decrease) in net assets resulting from operations	(2,822,140,316)	221,609,113
Distributions to shareholders from net investment income	(327,757,570)	(401,865,396)
Distributions to shareholders from net realized gain	(341,695,966)	(474,895,780)
Total distributions	(669,453,536)	(876,761,176)
Share transactions
Proceeds from sales of shares	4,762,612,488	5,241,455,984
Reinvestment of distributions	667,676,221	874,809,032
Cost of shares redeemed	(7,933,305,487)	(3,739,871,538)
Net increase (decrease) in net assets resulting from share transactions	(2,503,016,778)	2,376,393,478
Total increase (decrease) in net assets	(5,994,610,630)	1,721,241,415
Net Assets
Beginning of period	24,528,265,829	22,807,024,414
End of period (including undistributed net investment income of $3,346,929 and undistributed net investment income of $30,544,205, respectively)	$18,533,655,199	$24,528,265,829
Other Information
Shares
Sold	491,122,425	500,443,002
Issued in reinvestment of distributions	66,194,482	87,392,576
Redeemed	(783,441,295)	(359,399,880)
Net increase (decrease)	(226,124,388)	228,435,698

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Fund

Years ended February 28,	2016 A	2015	2014	2013	2012 A
Selected Per–Share Data
Net asset value, beginning of period	$10.45	$10.77	$9.23	$8.52	$9.40
Income from Investment Operations
Net investment income (loss)B	.16	.17	.18C	.16	.15
Net realized and unrealized gain (loss)	(1.54)	(.10)	1.55	.74	(.74)
Total from investment operations	(1.38)	.07	1.73	.90	(.59)
Distributions from net investment income	(.16)	(.18)	(.13)	(.17)	(.13)
Distributions from net realized gain	(.17)	(.21)	(.06)	(.02)	(.16)
Total distributions	(.33)	(.39)	(.19)	(.19)	(.29)
Net asset value, end of period	$8.74	$10.45	$10.77	$9.23	$8.52
Total ReturnD	(13.60)%	.85%	18.78%	10.65%	(6.00)%
Ratios to Average Net AssetsE
Expenses before reductions	.45%	.41%	.43%	.43%	.39%
Expenses net of fee waivers, if any	.20%	.16%	.17%	.18%	.14%
Expenses net of all reductions	.20%	.16%	.17%	.17%	.14%
Net investment income (loss)	1.57%	1.63%	1.77%C	1.94%	1.71%
Supplemental Data
Net assets, end of period (000 omitted)	$18,533,655	$24,528,266	$22,807,024	$13,664,047	$12,153,172
Portfolio turnover rateF	28%	20%	11%	25%	18%G

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Net Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.54%.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any Underlying Funds.

 G Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers International Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, certain foreign taxes, market discount, deferred trustees compensation, passive foreign investment companies (PFIC), and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$1,574,804,654
Gross unrealized depreciation	(1,455,627,597)
Net unrealized appreciation (depreciation) on securities	$119,177,057
Tax Cost	$18,399,866,305

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,460,894
Net unrealized appreciation (depreciation) on securities and other investments	$118,745,293

The Fund intends to elect to defer to its next fiscal year $120,325,781 of capital losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$335,851,041	$ 424,516,207
Long-term Capital Gains	333,602,495	452,244,969
Total	$669,453,536	$ 876,761,176

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $67,473,002 and a change in net unrealized appreciation (depreciation) of $(227,325,823) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $5,425,082,441 and $8,429,249,788, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .37% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Arrowstreet Capital, Limited Partnership, Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), Thompson, Siegel & Walmsley LLC and William Blair Investment Management, LLP (formerly William Blair & Company, LLC) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, has been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, FIAM has not been allocated any portion of the Fund's assets. FIAM in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .06% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,233 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $25,736 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2018. During the period, this waiver reduced the Fund's management fee by $51,610,694.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $158,192 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $376.

In addition, during the period the investment adviser reimbursed and/or waived a portion of operating expenses in the amount of $173,757.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principle investment strategies may represent a significant portion of an Underlying Fund's net assets.

At the end of the period, the Fund was the owner of record of 10% or more of the total outstanding shares of the following underlying Funds:

Fidelity International Discovery Fund	13%
Fidelity Japan Fund	24%
Fidelity Japan Smaller Companies Fund	15%
Fidelity Overseas Fund	12%

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers International Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Actual	.21%	$1,000.00	$912.10	$1.00
Hypothetical-C		$1,000.00	$1,023.82	$1.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2016, $38,958,082, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 2% of the dividend distributed during December of the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 47% and 100% of the dividends distributed during April and December, respectively, of the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.0057 and $0.0005; and $0.1654 and $0.0154, respectively, for the dividends paid April 13, 2015 and December 30, 2015.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), Thompson, Siegel & Walmsley, LLC (Thompson, Siegel & Walmsley), and William Blair Investment Management LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, Thompson, Siegel & Walmsley, and William Blair(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2014, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the second quartile for the one-year period and in the first quartile for the three- and five-year periods ended December 31, 2014. The Board also noted that the fund had out-performed 54%, 78%, and 82% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown and higher than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2018 and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.00%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers International Fund

Historical Management Fees (BP) vs. Competitive Medians (BP):

Strategic Advisers International SAI Mgmt Fee
Strategic Advisers International Sub-Advisory Fee
Strategic Advisers International Total Mgmt Fee Including SAI Mgmt Fee
Total Mapped Group Median (TMG)
Asset-Size Peer Group Median (ASPG)
90
92
91
90
88
71
72
72
72
70
66
66
65
62
61
25
25
25
25
25
41
41
40
37
36
2010
2011
2012
2013
2014

	2010	2011	2012	2013	2014
TMG %	12%	13%	12%	10%	11%
Funds	532	564	586	610	626
ASPG Quartile	2nd	2nd	2nd	1st	1st

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2018.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SIT-ANN-0416
1.912865.105

Strategic Advisers® Core Income Fund Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Past 5 years	Life of fundA
Strategic Advisers® Core Income Fund	(0.45)%	3.47%	5.07%

 A From September 27, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Income Fund on September 27, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Barclays® U.S. Aggregate Bond Index performed over the same period.

Period Ending Values
$15,177	Strategic Advisers® Core Income Fund
$14,648	Barclays® U.S. Aggregate Bond Index

Management's Discussion of Fund Performance

Market Recap:  U.S. taxable investment-grade bonds posted a modest return for the year ending February 29, 2016, amid an environment in which investors largely avoided riskier debt. The Barclays® U.S. Aggregate Bond Index returned 1.50%, with coupon (stated interest) payments more than making up for bond-price declines. Bond yields rose early in the period due to increased expectations for higher policy interest rates. The U.S. Federal Reserve, however, took no action to raise rates over the summer amid a dampened global economic outlook. Rate-hike expectations cooled in September, in an environment of decreased bond issuance, weaker economic data emanating from China and falling crude-oil prices. They then rose significantly in late October and November, as the U.S. economy continued to improve, leading to the Fed’s mid-December rate hike, its first since 2006. Bond prices rallied late in the period, partly because global investors faced with negative yields in Japan and parts of Europe were attracted to U.S. Treasury investments, which returned about 3% for the period, leading all major sectors. Conversely, investment-grade credit declined for the period, and securitized sectors managed positive returns that lagged on a risk-adjusted basis. Outside the index, U.S. corporate high-yield bonds fell sharply, according to Barclays, fueled by a broad retreat from risk assets.

Comments from Portfolio Manager Gregory Pappas:  For the year, the fund returned -0.45% and lagged its benchmark, the Barclays® U.S. Aggregate Bond Index. Relative to the benchmark, the Core Investment Grade strategy run by sub-adviser FIAM℠ was among the largest detractors, due to an overweighting in energy-related securities. PIMCO Total Return Fund performed well for most of the period, but reversed course in January and February when short-term U.S. Treasury yields fell after having risen earlier on. PIMCO was positioned for rising short-term yields, believing the Fed would raise interest rates several times in 2016, and maintained that strategy. Fidelity® Total Bond Fund was another detractor, as allocations to high-yield bonds and floating-rate bank loans worked against its performance. On the plus side, we had a few small contributors, including FIAM’s℠ Securitized strategy, which benefited from the relatively strong performance of government-agency collateralized mortgage obligations. DoubleLine Total Return Bond Fund was helped by its holdings of agency and non-agency mortgage-backed securities. I increased our allocations to sub-advisers FIAM℠ (Securitized strategy) and Prudential Investment Management. I also liquidated our position in BlackRock Strategic Income Opportunities Fund in order to allocate those assets to managers in which I had greater conviction.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Total Return Fund Institutional Class	21.3	21.3
Fidelity Total Bond Fund	17.3	17.9
Western Asset Core Plus Bond Fund Class I	7.7	7.6
Metropolitan West Total Return Bond Fund Class M	7.4	7.2
Fannie Mae	4.5	3.0
JPMorgan Core Bond Fund Select Class	3.8	4.5
U.S. Treasury Obligations	3.7	4.5
DoubleLine Total Return Bond Fund Class N	3.7	3.3
Western Asset Core Bond Fund Class I	3.2	2.8
Prudential Total Return Bond Fund Class A	3.2	3.1
	75.8

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Corporate Bonds	8.6%
U.S. Government and U.S. Government Agency Obligations	11.8%
Asset-Backed Securities	0.3%
CMOs and Other Mortgage Related Securities	1.9%
Municipal Securities	0.4%
High Yield Fixed-Income Funds	1.5%
Intermediate-Term Bond Funds	75.5%
Long Government Bond Funds	0.4%
Other Investments	0.3%
Short-Term Investments and Net Other Assets (Liabilities)	(0.7)*%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

As of August 31, 2015
Corporate Bonds	8.4%
U.S. Government and U.S. Government Agency Obligations	10.7%
Asset-Backed Securities	0.2%
CMOs and Other Mortgage Related Securities	1.8%
Municipal Securities	0.4%
High Yield Fixed-Income Funds	1.6%
Intermediate-Term Bond Funds	76.1%
Other Investments	0.4%
Short-Term Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	(0.5)*%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Nonconvertible Bonds - 8.6%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 0.8%
Automobiles - 0.1%
Ford Motor Co. 7.45% 7/16/31	$285,000	$349,211
General Motors Co.:
3.5% 10/2/18	3,180,000	3,189,222
6.25% 10/2/43	1,365,000	1,335,842
6.6% 4/1/36	2,468,000	2,536,761
6.75% 4/1/46	4,114,000	4,301,343
General Motors Financial Co., Inc.:
2.625% 7/10/17	1,015,000	1,010,771
3% 9/25/17	2,334,000	2,336,059
3.25% 5/15/18	1,670,000	1,665,643
3.5% 7/10/19	3,787,000	3,786,489
4.25% 5/15/23	1,875,000	1,828,313
4.375% 9/25/21	7,321,000	7,363,542
4.75% 8/15/17	1,755,000	1,798,554
		31,501,750
Diversified Consumer Services - 0.0%
Ingersoll-Rand Global Holding Co. Ltd.:
4.25% 6/15/23	2,536,000	2,689,119
6.875% 8/15/18	650,000	717,946
		3,407,065
Hotels, Restaurants & Leisure - 0.0%
McDonald's Corp.:
1.875% 5/29/19	1,400,000	1,405,565
2.625% 1/15/22	680,000	680,829
2.75% 12/9/20	1,005,000	1,034,196
3.7% 1/30/26	3,139,000	3,276,451
4.7% 12/9/35	1,368,000	1,416,046
4.875% 12/9/45	2,147,000	2,256,048
		10,069,135
Household Durables - 0.1%
D.R. Horton, Inc. 4% 2/15/20	19,700,000	20,044,750
Toll Brothers Finance Corp.:
4.375% 4/15/23	5,000,000	4,825,000
5.875% 2/15/22	12,000,000	12,540,000
		37,409,750
Internet & Catalog Retail - 0.0%
Amazon.com, Inc. 1.2% 11/29/17	350,000	349,578
Media - 0.5%
21st Century Fox America, Inc.:
4.95% 10/15/45	1,800,000	1,754,521
6.15% 3/1/37	2,054,000	2,180,508
6.15% 2/15/41	1,725,000	1,859,826
7.75% 12/1/45	1,484,000	1,870,489
CBS Corp. 4.3% 2/15/21	270,000	284,601
Charter Communications Operating LLC/Charter Communications Operating Capital Corp.:
4.464% 7/23/22 (a)	6,002,000	6,096,213
4.908% 7/23/25 (a)	7,565,000	7,743,239
6.384% 10/23/35 (a)	2,010,000	2,100,231
6.484% 10/23/45 (a)	570,000	598,732
Comcast Corp.:
4.6% 8/15/45	1,565,000	1,653,942
5.7% 7/1/19	1,100,000	1,235,770
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
3.8% 3/15/22	3,100,000	3,185,489
5.875% 10/1/19	1,592,000	1,780,894
Discovery Communications LLC:
3.25% 4/1/23	393,000	360,972
5.625% 8/15/19	225,000	243,468
NBCUniversal, Inc.:
4.375% 4/1/21	225,000	248,323
5.15% 4/30/20	3,135,000	3,528,966
Nielsen Finance LLC/Nielsen Finance Co.:
4.5% 10/1/20	2,000,000	2,055,000
5% 4/15/22 (a)	10,000,000	10,125,000
Scripps Networks Interactive, Inc. 3.95% 6/15/25	710,000	684,281
Time Warner Cable, Inc.:
4% 9/1/21	16,424,000	16,747,241
5.5% 9/1/41	2,591,000	2,306,770
5.875% 11/15/40	5,543,000	5,157,468
6.55% 5/1/37	6,351,000	6,398,055
6.75% 7/1/18	1,413,000	1,539,739
7.3% 7/1/38	6,393,000	6,746,578
8.25% 4/1/19	6,565,000	7,506,119
8.75% 2/14/19	1,400,000	1,620,759
Time Warner, Inc.:
4% 1/15/22	1,125,000	1,164,390
4.7% 1/15/21	2,175,000	2,343,432
4.9% 6/15/42	7,000,000	6,141,674
6.2% 3/15/40	2,433,000	2,581,707
Viacom, Inc.:
4.25% 9/1/23	6,988,000	6,829,289
5.625% 9/15/19	775,000	831,504
5.85% 9/1/43	270,000	228,668
Walt Disney Co.:
1.1% 12/1/17	300,000	300,216
2.55% 2/15/22	335,000	344,043
2.75% 8/16/21	200,000	208,387
		118,586,504
Multiline Retail - 0.1%
Family Tree Escrow LLC 5.25% 3/1/20 (a)	10,175,000	10,683,750
Specialty Retail - 0.0%
Home Depot, Inc.:
2.625% 6/1/22	260,000	265,980
4.875% 2/15/44	525,000	589,629
5.875% 12/16/36	300,000	374,403
Lowe's Companies, Inc. 4.25% 9/15/44	310,000	318,610
		1,548,622

TOTAL CONSUMER DISCRETIONARY		213,556,154

CONSUMER STAPLES - 0.5%
Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc.:
2.625% 1/17/23	1,010,000	998,176
2.65% 2/1/21	10,553,000	10,740,748
3.3% 2/1/23	11,365,000	11,683,015
3.65% 2/1/26	12,330,000	12,717,051
4.7% 2/1/36	10,761,000	11,283,888
4.9% 2/1/46	12,306,000	13,190,838
Anheuser-Busch InBev Worldwide, Inc. 5.375% 1/15/20	4,375,000	4,870,504
Constellation Brands, Inc.:
3.75% 5/1/21	15,610,000	15,961,225
3.875% 11/15/19	5,215,000	5,401,176
4.25% 5/1/23	7,537,000	7,810,216
4.75% 11/15/24	5,595,000	5,860,763
PepsiCo, Inc.:
2.75% 3/5/22	900,000	929,720
2.75% 3/1/23	680,000	697,719
3.1% 7/17/22	260,000	273,207
4.5% 1/15/20	1,925,000	2,123,371
SABMiller Holdings, Inc. 3.75% 1/15/22 (a)	1,593,000	1,673,266
		106,214,883
Food & Staples Retailing - 0.0%
CVS Health Corp.:
3.5% 7/20/22	1,275,000	1,331,767
4.875% 7/20/35	325,000	349,206
5.125% 7/20/45	125,000	140,279
5.3% 12/5/43	40,000	45,373
5.75% 6/1/17	1,005,000	1,059,950
Kroger Co. 2.3% 1/15/19	170,000	172,981
Wal-Mart Stores, Inc.:
5.25% 9/1/35	1,000,000	1,183,698
5.625% 4/1/40	525,000	637,220
Walgreens Boots Alliance, Inc. 3.3% 11/18/21	2,632,000	2,649,840
		7,570,314
Food Products - 0.0%
CF Industries Holdings, Inc.:
4.95% 6/1/43	125,000	98,285
5.375% 3/15/44	330,000	278,676
6.875% 5/1/18	120,000	129,441
ConAgra Foods, Inc. 1.9% 1/25/18	919,000	918,221
General Mills, Inc. 5.65% 2/15/19	440,000	487,048
H.J. Heinz Co.:
5% 7/15/35 (a)	190,000	198,099
5.2% 7/15/45 (a)	135,000	145,379
Kraft Foods Group, Inc. 5.375% 2/10/20	1,750,000	1,936,562
The J.M. Smucker Co. 3.5% 3/15/25	310,000	320,014
Tyson Foods, Inc. 3.95% 8/15/24	450,000	474,517
Unilever Capital Corp. 4.25% 2/10/21	375,000	415,777
		5,402,019
Household Products - 0.0%
Procter & Gamble Co. 3.1% 8/15/23	1,005,000	1,066,141
Tobacco - 0.1%
Altria Group, Inc.:
2.85% 8/9/22	1,570,000	1,577,564
4% 1/31/24	1,305,000	1,403,024
9.25% 8/6/19	449,000	549,911
Philip Morris International, Inc.:
3.875% 8/21/42	900,000	855,198
5.65% 5/16/18	2,400,000	2,619,110
Reynolds American, Inc.:
2.3% 6/12/18	2,234,000	2,257,879
4% 6/12/22	1,548,000	1,671,225
5.7% 8/15/35	1,287,000	1,453,127
6.15% 9/15/43	1,299,000	1,539,544
6.75% 6/15/17	1,810,000	1,942,999
7.25% 6/15/37	2,443,000	3,062,330
		18,931,911

TOTAL CONSUMER STAPLES		139,185,268

ENERGY - 1.2%
Energy Equipment & Services - 0.1%
DCP Midstream LLC:
4.75% 9/30/21 (a)	2,017,000	1,368,791
5.35% 3/15/20 (a)	2,258,000	1,700,405
5.85% 5/21/43 (a)(b)	7,892,000	4,182,760
El Paso Pipeline Partners Operating Co. LLC 5% 10/1/21	1,212,000	1,130,325
Halliburton Co.:
3.8% 11/15/25	2,686,000	2,542,522
4.75% 8/1/43	310,000	258,737
4.85% 11/15/35	2,345,000	2,049,736
5% 11/15/45	3,983,000	3,529,806
6.7% 9/15/38	170,000	177,959
Nabors Industries, Inc. 4.625% 9/15/21	740,000	496,937
		17,437,978
Oil, Gas & Consumable Fuels - 1.1%
Anadarko Petroleum Corp.:
6.375% 9/15/17	1,034,000	1,050,575
6.95% 7/1/24	300,000	284,332
Apache Corp. 3.25% 4/15/22	270,000	235,429
BP Capital Markets PLC 3.245% 5/6/22	2,960,000	2,919,176
Buckeye Partners LP 2.65% 11/15/18	125,000	115,430
Chesapeake Energy Corp.:
5.75% 3/15/23	7,360,000	1,545,600
6.125% 2/15/21	35,845,000	7,527,450
6.625% 8/15/20	28,840,000	6,489,000
8% 12/15/22 (a)	8,662,000	3,378,180
Chevron Corp.:
1.961% 3/3/20	650,000	641,188
2.355% 12/5/22	1,990,000	1,910,123
4.95% 3/3/19	975,000	1,055,656
CNOOC Nexen Finance 2014 ULC 1.625% 4/30/17	970,000	966,486
Columbia Pipeline Group, Inc.:
2.45% 6/1/18 (a)	949,000	910,503
3.3% 6/1/20 (a)	4,641,000	4,345,772
4.5% 6/1/25 (a)	1,418,000	1,289,387
5.8% 6/1/45 (a)	1,779,000	1,505,625
ConocoPhillips Co. 2.4% 12/15/22	1,425,000	1,240,461
DCP Midstream Operating LP:
2.5% 12/1/17	1,182,000	1,078,856
2.7% 4/1/19	1,070,000	877,567
3.875% 3/15/23	17,626,000	12,700,203
5.6% 4/1/44	3,773,000	2,305,571
Devon Energy Corp.:
2.25% 12/15/18	730,000	636,140
5% 6/15/45	740,000	489,685
Ecopetrol SA:
4.125% 1/16/25	270,000	207,090
5.875% 5/28/45	150,000	104,625
El Paso Corp. 6.5% 9/15/20	12,030,000	12,152,357
Empresa Nacional de Petroleo 4.375% 10/30/24 (a)	1,786,000	1,728,957
Enable Midstream Partners LP:
2.4% 5/15/19	1,148,000	884,411
3.9% 5/15/24	1,210,000	772,983
Enbridge Energy Partners LP 4.2% 9/15/21	2,044,000	1,808,678
EnLink Midstream Partners LP 4.15% 6/1/25	355,000	245,130
Enterprise Products Operating LP:
3.75% 2/15/25	2,040,000	1,934,734
4.85% 3/15/44	550,000	472,055
6.5% 1/31/19	2,075,000	2,226,351
EOG Resources, Inc.:
3.9% 4/1/35	205,000	173,565
4.1% 2/1/21	285,000	290,029
Exxon Mobil Corp.:
2.397% 3/6/22	1,250,000	1,253,365
4.114% 3/1/46	630,000	630,000
Kinder Morgan Energy Partners LP:
4.15% 3/1/22	885,000	793,776
6.85% 2/15/20	595,000	611,809
Kinder Morgan, Inc.:
3.05% 12/1/19	36,454,000	33,652,510
4.3% 6/1/25	28,137,000	25,447,272
Marathon Petroleum Corp. 5.125% 3/1/21	2,870,000	2,873,467
Motiva Enterprises LLC 5.75% 1/15/20 (a)	1,497,000	1,542,034
MPLX LP 4% 2/15/25	703,000	533,190
Nakilat, Inc. 6.067% 12/31/33 (a)	666,000	725,940
Noble Energy, Inc.:
5.25% 11/15/43	70,000	51,307
6% 3/1/41	230,000	174,313
Occidental Petroleum Corp.:
2.7% 2/15/23	405,000	379,536
3.125% 2/15/22	472,000	470,168
4.1% 2/1/21	1,075,000	1,135,550
ONEOK Partners LP 3.375% 10/1/22	950,000	750,692
Petrobras Global Finance BV:
5.625% 5/20/43	8,280,000	4,810,266
7.25% 3/17/44	45,996,000	29,966,394
Petrobras International Finance Co. Ltd. 6.75% 1/27/41	2,000,000	1,250,000
Petroleos Mexicanos:
4.25% 1/15/25 (a)	1,040,000	917,800
4.875% 1/18/24	2,616,000	2,425,817
6.375% 2/4/21 (a)	2,660,000	2,765,735
6.375% 1/23/45	11,698,000	10,147,430
6.5% 6/2/41	49,530,000	43,279,314
Phillips 66 Co. 4.3% 4/1/22	1,979,000	2,018,414
Plains All American Pipeline LP/PAA Finance Corp. 3.65% 6/1/22	5,776,000	4,758,009
Schlumberger Investment SA 3.65% 12/1/23	210,000	212,352
Shell International Finance BV:
2% 11/15/18	2,220,000	2,206,276
3.25% 5/11/25	1,165,000	1,134,987
4.3% 9/22/19	425,000	448,834
4.375% 3/25/20	825,000	873,808
Southwestern Energy Co.:
3.3% 1/23/18	1,818,000	1,308,960
4.05% 1/23/20	3,298,000	2,127,210
4.95% 1/23/25	22,619,000	13,005,925
Spectra Energy Partners, LP:
2.95% 9/25/18	585,000	575,951
4.6% 6/15/21	390,000	398,606
4.75% 3/15/24	6,000,000	5,971,974
Sunoco Logistics Partner Operations LP 5.35% 5/15/45	350,000	259,808
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.25% 11/15/23	10,300,000	7,828,000
The Williams Companies, Inc.:
3.7% 1/15/23	2,512,000	1,858,880
4.55% 6/24/24	12,246,000	9,184,500
Total Capital International SA 2.7% 1/25/23	500,000	479,589
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16	482,000	482,353
Valero Energy Corp. 4.9% 3/15/45	130,000	104,323
Western Gas Partners LP:
4% 7/1/22	270,000	213,636
5.375% 6/1/21	2,668,000	2,279,107
Williams Partners LP:
3.6% 3/15/22	160,000	125,673
4.125% 11/15/20	394,000	323,370
4.3% 3/4/24	2,607,000	2,037,858
5.1% 9/15/45	270,000	183,973
5.25% 3/15/20	150,000	131,726
5.4% 3/4/44	160,000	111,577
6.3% 4/15/40	55,000	42,712
XTO Energy, Inc. 5.5% 6/15/18	225,000	245,375
		306,020,811

TOTAL ENERGY		323,458,789

FINANCIALS - 3.8%
Banks - 2.0%
Abbey National Treasury Services PLC 2.35% 9/10/19	295,000	293,320
Banco Nacional de Desenvolvimento Economico e Social:
3.375% 9/26/16 (a)	3,390,000	3,381,525
4% 4/14/19 (a)	4,035,000	3,712,200
5.75% 9/26/23 (a)	2,168,000	1,891,580
Bank of America Corp.:
3.3% 1/11/23	15,132,000	15,124,283
3.875% 8/1/25	708,000	726,622
3.95% 4/21/25	20,406,000	19,757,436
4% 1/22/25	40,786,000	39,670,992
4.1% 7/24/23	15,799,000	16,452,131
4.2% 8/26/24	2,028,000	2,030,355
4.25% 10/22/26	3,838,000	3,801,731
4.45% 3/3/26	5,358,000	5,358,000
5.49% 3/15/19	800,000	872,354
5.65% 5/1/18	1,325,000	1,414,481
5.875% 1/5/21	1,630,000	1,839,506
6% 9/1/17	1,005,000	1,060,918
Barclays PLC:
2.75% 11/8/19	3,769,000	3,701,083
4.375% 1/12/26	1,015,000	979,502
BNP Paribas SA 2.375% 5/21/20	495,000	489,042
Capital One NA 2.95% 7/23/21	5,911,000	5,863,032
CIT Group, Inc.:
3.875% 2/19/19	800,000	796,000
5% 8/15/22	3,000,000	3,011,250
5% 8/1/23	7,000,000	7,000,000
Citigroup, Inc.:
1.85% 11/24/17	7,690,000	7,665,269
2.05% 12/7/18	50,590,000	50,287,320
3.7% 1/12/26	1,865,000	1,903,421
4.05% 7/30/22	1,159,000	1,181,131
4.4% 6/10/25	5,137,000	5,122,031
4.45% 9/29/27	2,430,000	2,391,237
4.5% 1/14/22	2,773,000	2,976,538
5.5% 9/13/25	7,460,000	7,992,122
Citizens Bank NA 2.3% 12/3/18	3,955,000	3,959,999
Citizens Financial Group, Inc.:
4.15% 9/28/22 (a)	2,461,000	2,520,091
4.3% 12/3/25	9,918,000	10,185,865
Commonwealth Bank of Australia 2.3% 3/12/20	600,000	600,646
Credit Suisse AG 6% 2/15/18	2,745,000	2,906,129
Credit Suisse Group Funding Guernsey Ltd.:
3.75% 3/26/25	16,272,000	15,371,963
3.8% 9/15/22	10,230,000	10,025,983
Credit Suisse New York Branch:
1.7% 4/27/18	52,318,000	51,765,993
4.375% 8/5/20	650,000	689,433
Discover Bank:
2% 2/21/18	4,000,000	3,951,772
4.2% 8/8/23	2,424,000	2,462,774
7% 4/15/20	3,143,000	3,543,808
Export-Import Bank of Korea 5.125% 6/29/20	800,000	899,998
Fifth Third Bancorp:
4.5% 6/1/18	520,000	547,230
8.25% 3/1/38	603,000	849,161
HBOS PLC 6.75% 5/21/18 (a)	773,000	831,215
HSBC Holdings PLC:
4% 3/30/22	3,700,000	3,849,384
4.25% 3/14/24	1,872,000	1,842,615
Huntington Bancshares, Inc. 7% 12/15/20	404,000	479,378
ING Bank NV 5.8% 9/25/23 (a)	1,690,000	1,811,026
Intesa Sanpaolo SpA 5.017% 6/26/24 (a)	25,900,000	23,801,789
JPMorgan Chase & Co.:
2.2% 10/22/19	1,621,000	1,620,073
2.35% 1/28/19	1,528,000	1,543,155
3.2% 1/25/23	2,750,000	2,787,106
3.25% 9/23/22	1,460,000	1,483,792
3.375% 5/1/23	425,000	419,512
3.625% 5/13/24	3,205,000	3,290,356
3.875% 9/10/24	11,432,000	11,487,319
4.125% 12/15/26	11,579,000	11,747,185
4.25% 10/15/20	1,747,000	1,867,913
4.35% 8/15/21	4,947,000	5,363,834
4.625% 5/10/21	1,718,000	1,877,052
4.85% 2/1/44	140,000	155,930
4.95% 3/25/20	4,618,000	5,029,976
6.3% 4/23/19	900,000	1,010,030
Lloyds Bank PLC 2.3% 11/27/18	275,000	275,954
Peoples United Bank 4% 7/15/24	300,000	295,293
PNC Bank NA 3.25% 6/1/25	1,060,000	1,071,304
PNC Financial Services Group, Inc.:
2.854% 11/9/22	275,000	274,152
3.9% 4/29/24	375,000	387,419
Rabobank Nederland 4.375% 8/4/25	7,713,000	7,756,686
Regions Bank 6.45% 6/26/37	2,533,000	3,036,107
Regions Financial Corp. 2% 5/15/18	3,125,000	3,097,291
Royal Bank of Canada 4.65% 1/27/26	10,165,000	10,253,161
Royal Bank of Scotland Group PLC:
5.125% 5/28/24	21,274,000	20,376,918
6% 12/19/23	24,750,000	25,002,896
6.1% 6/10/23	26,988,000	27,325,350
6.125% 12/15/22	5,889,000	6,181,542
6.4% 10/21/19	600,000	647,977
Santander UK Group Holdings PLC 2.875% 10/16/20	550,000	539,220
Societe Generale 4.25% 4/14/25 (a)	24,400,000	22,494,848
Sumitomo Mitsui Banking Corp. 3.95% 7/19/23	250,000	263,823
Svenska Handelsbanken AB 2.5% 1/25/19	585,000	594,528
Wells Fargo & Co.:
3% 2/19/25	2,150,000	2,139,239
3.45% 2/13/23	2,700,000	2,736,434
4.125% 8/15/23	280,000	296,648
4.48% 1/16/24	1,094,000	1,162,820
4.65% 11/4/44	1,160,000	1,134,883
5.625% 12/11/17	1,975,000	2,111,224
		550,781,614
Capital Markets - 0.9%
Affiliated Managers Group, Inc. 4.25% 2/15/24	1,351,000	1,392,191
Deutsche Bank AG 4.5% 4/1/25	9,996,000	8,472,949
Deutsche Bank AG London Branch 1.875% 2/13/18	595,000	580,346
Goldman Sachs Group, Inc.:
1.748% 9/15/17	10,433,000	10,425,207
2.625% 1/31/19	8,273,000	8,335,908
2.9% 7/19/18	4,471,000	4,533,514
3.625% 1/22/23	2,800,000	2,848,591
3.75% 5/22/25	2,425,000	2,456,038
3.85% 7/8/24	1,900,000	1,942,655
5.25% 7/27/21	2,497,000	2,769,860
5.75% 1/24/22	3,211,000	3,648,447
5.95% 1/18/18	1,219,000	1,299,803
6.15% 4/1/18	1,600,000	1,724,547
6.75% 10/1/37	36,768,000	42,032,332
Lazard Group LLC:
4.25% 11/14/20	2,944,000	3,020,844
6.85% 6/15/17	230,000	241,822
Morgan Stanley:
1.875% 1/5/18	19,544,000	19,495,316
2.375% 7/23/19	7,611,000	7,594,408
3.7% 10/23/24	6,543,000	6,629,217
3.75% 2/25/23	6,400,000	6,547,488
3.875% 4/29/24	3,975,000	4,084,793
3.875% 1/27/26	310,000	318,553
4.1% 5/22/23	2,380,000	2,399,797
4.35% 9/8/26	35,903,000	35,768,723
4.875% 11/1/22	17,828,000	18,796,470
5% 11/24/25	30,109,000	31,687,464
5.625% 9/23/19	500,000	548,744
5.75% 1/25/21	4,996,000	5,615,479
6.625% 4/1/18	2,019,000	2,198,097
Nomura Holdings, Inc. 2.75% 3/19/19	840,000	845,997
UBS AG Stamford Branch:
1.375% 6/1/17	1,150,000	1,147,100
1.8% 3/26/18	625,000	625,340
2.375% 8/14/19	495,000	497,087
		240,525,127
Consumer Finance - 0.1%
American Express Co. 2.65% 12/2/22	1,000,000	971,604
Capital One Financial Corp. 6.15% 9/1/16	600,000	613,683
Discover Financial Services:
3.85% 11/21/22	1,943,000	1,918,155
3.95% 11/6/24	2,567,000	2,513,321
5.2% 4/27/22	1,093,000	1,149,366
Ford Motor Credit Co. LLC:
2.551% 10/5/18	200,000	199,109
2.597% 11/4/19	1,035,000	1,019,713
2.943% 1/8/19	12,780,000	12,807,681
3.157% 8/4/20	200,000	199,183
3.2% 1/15/21	2,090,000	2,063,518
5.75% 2/1/21	1,430,000	1,560,922
General Electric Capital Corp.:
3.1% 1/9/23	1,092,000	1,144,176
5.55% 5/4/20	1,096,000	1,252,659
5.875% 1/14/38	258,000	324,551
HSBC Finance Corp. 6.676% 1/15/21	1,050,000	1,168,362
Hyundai Capital America 2.125% 10/2/17 (a)	881,000	881,713
Synchrony Financial:
1.875% 8/15/17	909,000	899,080
3% 8/15/19	1,335,000	1,337,137
3.75% 8/15/21	2,016,000	2,027,326
4.25% 8/15/24	2,379,000	2,381,367
		36,432,626
Diversified Financial Services - 0.1%
Berkshire Hathaway Finance Corp. 3% 5/15/22	2,800,000	2,902,096
Berkshire Hathaway, Inc. 4.5% 2/11/43	500,000	504,043
GE Capital International Funding Co.:
2.342% 11/15/20 (a)	3,179,000	3,211,210
3.373% 11/15/25 (a)	1,925,000	2,014,133
4.418% 11/15/35 (a)	827,000	861,741
IntercontinentalExchange, Inc.:
2.75% 12/1/20	1,768,000	1,797,179
3.75% 12/1/25	3,162,000	3,256,033
MSCI, Inc. 5.25% 11/15/24 (a)	7,000,000	7,402,500
Private Export Funding Corp. 2.8% 5/15/22	3,300,000	3,477,388
		25,426,323
Insurance - 0.2%
ACE INA Holdings, Inc.:
2.7% 3/13/23	905,000	895,501
3.15% 3/15/25	190,000	191,100
4.35% 11/3/45	240,000	251,738
AIA Group Ltd. 2.25% 3/11/19 (a)	776,000	776,454
Allied World Assurance Co. Holdings Ltd. 7.5% 8/1/16	210,000	215,091
Allstate Corp. 4.5% 6/15/43	220,000	233,931
American International Group, Inc.:
3.3% 3/1/21	2,508,000	2,535,676
4.5% 7/16/44	855,000	757,793
4.875% 6/1/22	6,603,000	7,045,474
Aon Corp. 5% 9/30/20	540,000	595,753
Five Corners Funding Trust 4.419% 11/15/23 (a)	3,420,000	3,539,827
Great-West Life & Annuity Insurance Co. 7.153% 5/16/46 (a)(b)	2,630,000	2,577,400
Hartford Financial Services Group, Inc.:
5.125% 4/15/22	3,904,000	4,324,004
5.5% 3/30/20	990,000	1,096,668
Liberty Mutual Group, Inc. 5% 6/1/21 (a)	1,847,000	1,992,372
Lincoln National Corp.:
6.3% 10/9/37	200,000	222,305
7% 6/15/40	275,000	322,098
Marsh & McLennan Companies, Inc.:
3.5% 6/3/24	390,000	390,401
4.8% 7/15/21	1,026,000	1,127,379
MetLife, Inc.:
4.368% 9/15/23	3,420,000	3,677,116
7.717% 2/15/19	650,000	753,094
Pacific Life Insurance Co. 9.25% 6/15/39 (a)	1,338,000	1,864,561
Pacific LifeCorp 6% 2/10/20 (a)	174,000	194,687
Pricoa Global Funding I 5.375% 5/15/45 (b)	5,278,000	4,974,515
Prudential Financial, Inc.:
4.5% 11/16/21	1,118,000	1,214,586
7.375% 6/15/19	438,000	505,066
The Chubb Corp. 6% 5/11/37	200,000	251,978
The Travelers Companies, Inc.:
4.6% 8/1/43	680,000	733,551
5.8% 5/15/18	1,025,000	1,114,998
TIAA Asset Management Finance LLC 2.95% 11/1/19 (a)	1,102,000	1,107,553
Unum Group 5.625% 9/15/20	3,216,000	3,521,407
		49,004,077
Real Estate Investment Trusts - 0.3%
Alexandria Real Estate Equities, Inc.:
2.75% 1/15/20	801,000	796,920
4.6% 4/1/22	631,000	672,604
American Campus Communities Operating Partnership LP 3.75% 4/15/23	813,000	813,480
AvalonBay Communities, Inc. 3.625% 10/1/20	6,495,000	6,785,275
Camden Property Trust:
2.95% 12/15/22	954,000	937,197
4.25% 1/15/24	2,838,000	3,029,883
Corporate Office Properties LP 5% 7/1/25	2,395,000	2,415,741
DDR Corp.:
3.625% 2/1/25	2,199,000	2,091,880
4.25% 2/1/26	4,062,000	4,032,392
4.625% 7/15/22	5,099,000	5,298,136
4.75% 4/15/18	1,652,000	1,718,285
7.5% 4/1/17	663,000	699,755
Duke Realty LP:
3.625% 4/15/23	1,382,000	1,379,316
3.875% 10/15/22	2,108,000	2,170,291
4.375% 6/15/22	1,237,000	1,303,219
5.95% 2/15/17	36,000	37,374
Equity One, Inc.:
3.75% 11/15/22	3,200,000	3,199,619
6% 9/15/17	886,000	934,495
ERP Operating LP 4.625% 12/15/21	2,855,000	3,155,552
Federal Realty Investment Trust 5.9% 4/1/20	351,000	402,539
Government Properties Income Trust 3.75% 8/15/19	4,010,000	4,112,263
Highwoods/Forsyth LP 3.2% 6/15/21	2,263,000	2,248,295
HRPT Properties Trust 6.65% 1/15/18	809,000	851,868
Lexington Corporate Properties Trust 4.4% 6/15/24	1,319,000	1,333,711
Omega Healthcare Investors, Inc.:
4.5% 1/15/25	1,245,000	1,231,829
4.5% 4/1/27	1,500,000	1,416,998
4.95% 4/1/24	1,152,000	1,177,794
5.25% 1/15/26	5,841,000	5,914,497
Retail Opportunity Investments Partnership LP:
4% 12/15/24	877,000	849,404
5% 12/15/23	626,000	648,917
Select Income REIT 2.85% 2/1/18	145,000	144,530
Weingarten Realty Investors 3.375% 10/15/22	472,000	470,343
WP Carey, Inc.:
4% 2/1/25	5,544,000	5,240,122
4.6% 4/1/24	7,436,000	7,528,556
		75,043,080
Real Estate Management & Development - 0.2%
Brandywine Operating Partnership LP:
3.95% 2/15/23	2,536,000	2,519,536
4.1% 10/1/24	3,830,000	3,777,621
4.95% 4/15/18	2,322,000	2,426,246
5.7% 5/1/17	567,000	588,943
CBRE Group, Inc. 4.875% 3/1/26	12,670,000	12,776,656
Digital Realty Trust LP 3.95% 7/1/22	3,369,000	3,390,447
Essex Portfolio LP 3.875% 5/1/24	2,685,000	2,767,988
Liberty Property LP:
3.375% 6/15/23	4,307,000	4,200,880
4.125% 6/15/22	1,061,000	1,095,150
4.75% 10/1/20	2,674,000	2,883,797
6.625% 10/1/17	938,000	998,254
Mack-Cali Realty LP:
2.5% 12/15/17	1,744,000	1,727,781
3.15% 5/15/23	3,436,000	2,976,428
4.5% 4/18/22	644,000	627,004
Mid-America Apartments LP:
4% 11/15/25	1,296,000	1,323,123
4.3% 10/15/23	666,000	704,302
6.05% 9/1/16	1,122,000	1,144,348
Post Apartment Homes LP 3.375% 12/1/22	1,800,000	1,797,971
Tanger Properties LP:
3.75% 12/1/24	2,653,000	2,699,515
3.875% 12/1/23	1,492,000	1,530,459
6.125% 6/1/20	1,439,000	1,636,293
Ventas Realty LP 4.125% 1/15/26	1,628,000	1,650,851
Ventas Realty LP/Ventas Capital Corp. 4% 4/30/19	970,000	1,013,052
		56,256,645

TOTAL FINANCIALS		1,033,469,492

HEALTH CARE - 0.3%
Biotechnology - 0.1%
AbbVie, Inc.:
2.9% 11/6/22	421,000	417,898
3.6% 5/14/25	1,150,000	1,172,327
4.7% 5/14/45	570,000	569,728
Amgen, Inc.:
3.45% 10/1/20	410,000	428,646
3.625% 5/22/24	2,605,000	2,690,230
4.4% 5/1/45	235,000	224,512
4.5% 3/15/20	1,500,000	1,624,431
5.85% 6/1/17	145,000	152,757
Baxalta, Inc. 5.25% 6/23/45 (a)	280,000	268,071
Celgene Corp. 5% 8/15/45	310,000	317,340
Gilead Sciences, Inc.:
3.25% 9/1/22	195,000	202,349
4.4% 12/1/21	765,000	840,042
4.5% 4/1/21	1,295,000	1,424,694
4.5% 2/1/45	115,000	116,721
4.8% 4/1/44	530,000	557,192
		11,006,938
Health Care Equipment & Supplies - 0.0%
Abbott Laboratories 2.55% 3/15/22	500,000	498,040
Becton, Dickinson & Co.:
3.125% 11/8/21	1,050,000	1,072,826
4.685% 12/15/44	175,000	180,650
Medtronic, Inc.:
1.375% 4/1/18	350,000	350,432
2.5% 3/15/20	90,000	92,199
2.75% 4/1/23	560,000	560,912
4.625% 3/15/45	930,000	990,981
Zimmer Biomet Holdings, Inc. 2.7% 4/1/20	465,000	465,514
		4,211,554
Health Care Providers & Services - 0.1%
Aetna, Inc. 2.75% 11/15/22	1,155,000	1,130,955
Ascension Health 4.847% 11/15/53	250,000	283,491
Cardinal Health, Inc.:
3.2% 6/15/22	405,000	416,064
4.625% 12/15/20	200,000	219,644
Catholic Health Initiatives 4.2% 8/1/23	400,000	425,784
Cigna Corp.:
4% 2/15/22	460,000	485,519
4.375% 12/15/20	305,000	329,140
5.125% 6/15/20	560,000	618,822
5.375% 2/15/42	125,000	137,545
Coventry Health Care, Inc. 5.45% 6/15/21	2,329,000	2,607,048
Express Scripts Holding Co. 4.75% 11/15/21	4,758,000	5,094,990
HCA Holdings, Inc.:
3.75% 3/15/19	3,362,000	3,424,701
4.75% 5/1/23	205,000	208,331
5.875% 3/15/22	250,000	268,125
6.5% 2/15/20	3,683,000	4,079,659
Laboratory Corp. of America Holdings 4.7% 2/1/45	380,000	358,411
McKesson Corp.:
4.75% 3/1/21	190,000	207,330
6% 3/1/41	235,000	265,602
7.5% 2/15/19	660,000	756,520
Medco Health Solutions, Inc. 4.125% 9/15/20	1,049,000	1,098,786
Memorial Sloan-Kettring Cancer Center 4.2% 7/1/55	140,000	141,400
New York & Presbyterian Hospital 4.024% 8/1/45	505,000	500,395
NYU Hospitals Center 5.75% 7/1/43	185,000	224,133
Quest Diagnostics, Inc. 5.75% 1/30/40	268,000	286,981
UnitedHealth Group, Inc.:
2.875% 3/15/22	25,000	25,494
2.875% 3/15/23	1,875,000	1,901,033
4.7% 2/15/21	240,000	266,572
4.75% 7/15/45	350,000	382,835
6.875% 2/15/38	125,000	166,929
WellPoint, Inc.:
3.125% 5/15/22	1,165,000	1,146,920
3.3% 1/15/23	4,795,000	4,719,810
3.7% 8/15/21	565,000	580,483
		32,759,452
Pharmaceuticals - 0.1%
Actavis Funding SCS:
2.45% 6/15/19	295,000	295,848
4.75% 3/15/45	1,025,000	1,045,742
Eli Lilly & Co. 2.75% 6/1/25	210,000	213,861
GlaxoSmithKline Capital, Inc. 2.8% 3/18/23	2,125,000	2,179,991
Johnson & Johnson:
3.55% 3/1/36	200,000	200,557
3.7% 3/1/46	395,000	395,541
5.15% 7/15/18	340,000	371,965
Merck & Co., Inc.:
2.4% 9/15/22	2,600,000	2,612,054
3.7% 2/10/45	275,000	262,506
3.875% 1/15/21	1,800,000	1,949,220
Mylan, Inc. 2.55% 3/28/19	150,000	147,737
Novartis Capital Corp.:
2.4% 9/21/22	2,945,000	2,984,554
4.4% 5/6/44	925,000	999,191
Perrigo Finance PLC 3.5% 12/15/21	948,000	939,497
Pfizer, Inc. 3.4% 5/15/24	2,100,000	2,203,711
Teva Pharmaceutical Finance Co. BV 2.95% 12/18/22	350,000	339,626
Watson Pharmaceuticals, Inc.:
1.875% 10/1/17	829,000	829,712
6.125% 8/15/19	725,000	809,936
Zoetis, Inc.:
3.25% 2/1/23	5,975,000	5,744,885
4.7% 2/1/43	675,000	591,627
		25,117,761

TOTAL HEALTH CARE		73,095,705

INDUSTRIALS - 0.2%
Aerospace & Defense - 0.0%
General Dynamics Corp. 2.25% 11/15/22	400,000	394,961
Honeywell International, Inc. 5.375% 3/1/41	100,000	120,611
Lockheed Martin Corp.:
3.8% 3/1/45	560,000	522,893
4.25% 11/15/19	1,400,000	1,510,555
Northrop Grumman Corp.:
3.85% 4/15/45	595,000	572,485
4.75% 6/1/43	670,000	720,951
The Boeing Co. 4.875% 2/15/20	650,000	723,229
United Technologies Corp.:
6.125% 2/1/19	300,000	336,191
6.7% 8/1/28	360,000	471,437
		5,373,313
Air Freight & Logistics - 0.0%
United Parcel Service, Inc.:
3.125% 1/15/21	370,000	392,336
5.125% 4/1/19	635,000	702,664
		1,095,000
Airlines - 0.0%
American Airelines 2014-1 Class A Pass-Through Trust Equipment Trust Certificate 3.7% 4/1/28	310,802	305,363
Continental Airlines, Inc.:
4.15% 4/11/24	964,649	988,765
6.545% 8/2/20	184,864	195,956
6.795% 2/2/20	10,077	10,455
Delta Air Lines, Inc. pass-thru trust certificates 6.821% 8/10/22	155,244	177,366
U.S. Airways pass-thru trust certificates:
6.85% 1/30/18	316,719	324,288
8.36% 1/20/19	913,839	942,990
United Airlines pass-thru Trust Series 2013-1A Class O, 4.3% 2/15/27	190,050	194,630
		3,139,813
Building Products - 0.0%
Fortune Brands Home & Security, Inc. 3% 6/15/20	425,000	425,766
Masco Corp. 4.45% 4/1/25	1,610,000	1,598,923
		2,024,689
Commercial Services & Supplies - 0.0%
Republic Services, Inc. 5.5% 9/15/19	325,000	357,870
Waste Management, Inc. 2.9% 9/15/22	375,000	375,243
WMX Technologies, Inc. 4.6% 3/1/21	345,000	371,628
		1,104,741
Electrical Equipment - 0.0%
ABB Finance (U.S.A.), Inc. 2.875% 5/8/22	115,000	116,266
General Electric Capital Corp. 3.15% 9/7/22	646,000	678,799
		795,065
Industrial Conglomerates - 0.0%
Covidien International Finance SA:
2.95% 6/15/23	970,000	975,622
3.2% 6/15/22	715,000	740,950
Koninklijke Philips Electronics NV 5.75% 3/11/18	455,000	486,461
		2,203,033
Machinery - 0.0%
Caterpillar, Inc.:
2.6% 6/26/22	675,000	678,497
3.9% 5/27/21	1,975,000	2,110,483
Cummins, Inc. 4.875% 10/1/43	13,000	13,953
Deere & Co.:
2.6% 6/8/22	1,060,000	1,063,421
3.9% 6/9/42	250,000	242,443
Xylem, Inc. 4.875% 10/1/21	525,000	565,044
		4,673,841
Professional Services - 0.0%
Equifax, Inc. 3.3% 12/15/22	300,000	307,272
Road & Rail - 0.1%
Burlington Northern Santa Fe LLC 4.1% 6/1/21	950,000	1,022,250
Canadian National Railway Co. 2.85% 12/15/21	600,000	615,295
CSX Corp.:
3.4% 8/1/24	600,000	608,961
6.25% 3/15/18	400,000	436,829
Norfolk Southern Corp. 5.9% 6/15/19	2,337,000	2,600,123
Union Pacific Corp.:
3.875% 2/1/55	235,000	212,325
4% 2/1/21	943,000	1,019,769
4.3% 6/15/42	175,000	178,165
		6,693,717
Trading Companies & Distributors - 0.1%
Air Lease Corp.:
2.125% 1/15/18	1,941,000	1,894,901
3.75% 2/1/22	4,752,000	4,415,368
3.875% 4/1/21	3,700,000	3,579,750
4.25% 9/15/24	3,212,000	2,979,130
4.75% 3/1/20	3,227,000	3,283,473
W.W. Grainger, Inc. 4.6% 6/15/45	235,000	255,238
		16,407,860
Transportation Infrastructure - 0.0%
BNSF Funding Trust I 6.613% 12/15/55 (b)	755,000	819,175

TOTAL INDUSTRIALS		44,637,519

INFORMATION TECHNOLOGY - 0.2%
Communications Equipment - 0.0%
Cisco Systems, Inc.:
2.2% 2/28/21	2,010,000	2,029,218
2.9% 3/4/21	150,000	155,894
3% 6/15/22	510,000	531,335
4.95% 2/15/19	550,000	605,529
		3,321,976
IT Services - 0.0%
Fiserv, Inc. 3.85% 6/1/25	975,000	1,005,947
IBM Corp. 3.375% 8/1/23	315,000	327,194
MasterCard, Inc. 3.375% 4/1/24	470,000	492,410
Xerox Corp. 2.95% 3/15/17	600,000	601,279
		2,426,830
Software - 0.1%
Autodesk, Inc. 3.125% 6/15/20	7,644,000	7,676,212
CA Technologies, Inc. 3.6% 8/1/20	555,000	570,320
Microsoft Corp. 1.85% 2/12/20	550,000	557,858
Oracle Corp.:
2.5% 10/15/22	3,350,000	3,359,477
2.8% 7/8/21	1,465,000	1,514,518
4.125% 5/15/45	545,000	537,508
		14,215,893
Technology Hardware, Storage & Peripherals - 0.1%
Apple, Inc.:
2.4% 5/3/23	1,205,000	1,195,385
2.85% 5/6/21	1,470,000	1,527,456
3.25% 2/23/26	1,165,000	1,202,080
EMC Corp. 2.65% 6/1/20	320,000	291,344
Hewlett Packard Enterprise Co.:
2.45% 10/5/17 (a)	2,442,000	2,438,520
2.85% 10/5/18 (a)	1,395,000	1,395,459
3.6% 10/15/20 (a)	4,908,000	4,894,797
4.4% 10/15/22 (a)	5,700,000	5,569,892
4.9% 10/15/25 (a)	4,908,000	4,656,141
HP, Inc. 4.3% 6/1/21	500,000	504,710
Seagate HDD Cayman 4.75% 6/1/23	170,000	137,365
		23,813,149

TOTAL INFORMATION TECHNOLOGY		43,777,848

MATERIALS - 0.3%
Chemicals - 0.0%
Agrium, Inc.:
4.9% 6/1/43	150,000	129,773
5.25% 1/15/45	330,000	294,821
E.I. du Pont de Nemours & Co.:
2.8% 2/15/23	425,000	419,702
6% 7/15/18	950,000	1,037,011
Eastman Chemical Co. 4.65% 10/15/44	185,000	158,715
Ecolab, Inc. 4.35% 12/8/21	300,000	326,109
LyondellBasell Industries NV 6% 11/15/21	2,544,000	2,827,984
Monsanto Co. 4.7% 7/15/64	145,000	116,131
Praxair, Inc. 4.5% 8/15/19	220,000	239,094
The Dow Chemical Co.:
4.125% 11/15/21	3,812,000	4,027,416
4.25% 11/15/20	2,524,000	2,692,209
		12,268,965
Containers & Packaging - 0.0%
International Paper Co.:
4.75% 2/15/22	1,920,000	2,034,369
5% 9/15/35	405,000	392,506
Rock-Tenn Co. 4.9% 3/1/22	185,000	199,241
		2,626,116
Metals & Mining - 0.3%
Alcoa, Inc.:
5.125% 10/1/24	23,834,000	21,539,978
5.4% 4/15/21	600,000	591,900
Anglo American Capital PLC:
3.625% 5/14/20 (a)	5,007,000	3,980,565
4.125% 4/15/21 (a)	6,803,000	5,221,303
4.125% 9/27/22 (a)	1,333,000	1,019,745
4.875% 5/14/25 (a)	9,393,000	7,138,680
Barrick Gold Corp. 4.1% 5/1/23	28,861,000	26,947,429
Barrick PD Australia Finance Pty Ltd. 4.95% 1/15/20	350,000	342,242
BHP Billiton Financial (U.S.A.) Ltd.:
5% 9/30/43	195,000	190,034
6.25% 10/19/75 (a)(b)	1,979,000	1,954,263
6.5% 4/1/19	425,000	466,625
6.75% 10/19/75 (a)(b)	5,116,000	4,968,915
Newmont Mining Corp. 6.25% 10/1/39	400,000	355,676
Rio Tinto Finance (U.S.A.) Ltd.:
3.5% 11/2/20	120,000	119,638
3.75% 6/15/25	740,000	706,922
Rio Tinto Finance (U.S.A.) PLC 1.375% 6/17/16	560,000	558,841
Southern Copper Corp. 5.875% 4/23/45	400,000	316,332
		76,419,088

TOTAL MATERIALS		91,314,169

TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
2.3% 3/11/19	60,000,000	60,370,020
3% 6/30/22	40,000	39,653
3.875% 8/15/21	4,600,000	4,827,102
4.5% 5/15/35	105,000	96,404
4.75% 5/15/46	200,000	181,935
4.8% 6/15/44	515,000	471,644
5.35% 9/1/40	590,000	574,478
6.3% 1/15/38	2,523,000	2,730,259
BellSouth Capital Funding Corp. 7.875% 2/15/30	56,000	66,460
British Telecommunications PLC:
2.35% 2/14/19	275,000	277,603
9.625% 12/15/30 (b)	275,000	393,817
CenturyLink, Inc.:
5.15% 6/15/17	214,000	219,350
6% 4/1/17	534,000	551,088
6.15% 9/15/19	2,129,000	2,187,548
Embarq Corp. 7.995% 6/1/36	8,614,000	8,183,300
Verizon Communications, Inc.:
3.45% 3/15/21	10,081,000	10,478,927
4.5% 9/15/20	48,080,000	52,288,394
4.522% 9/15/48	2,686,000	2,450,537
4.672% 3/15/55	1,971,000	1,740,708
5.012% 8/21/54	1,162,000	1,080,726
6% 4/1/41	1,050,000	1,142,400
6.1% 4/15/18	4,623,000	5,022,829
6.55% 9/15/43	45,056,000	54,635,536
		210,010,718
Wireless Telecommunication Services - 0.0%
America Movil S.A.B. de CV 5% 3/30/20	1,175,000	1,286,265
Rogers Communications, Inc.:
3% 3/15/23	150,000	150,660
6.8% 8/15/18	200,000	222,409
		1,659,334

TOTAL TELECOMMUNICATION SERVICES		211,670,052

UTILITIES - 0.5%
Electric Utilities - 0.3%
Alabama Power Co.:
3.85% 12/1/42	500,000	487,344
4.1% 1/15/42	225,000	227,855
American Transmission Systems, Inc. 5% 9/1/44 (a)	274,000	274,918
Baltimore Gas & Electric Co. 3.35% 7/1/23	220,000	228,648
CenterPoint Energy Houston Electric LLC 2.25% 8/1/22	530,000	522,688
Cleveland Electric Illuminating Co. 5.7% 4/1/17	851,000	878,729
Commonwealth Edison Co.:
3.7% 3/1/45	315,000	299,508
4.6% 8/15/43	845,000	914,898
Connecticut Light & Power Co. 4.15% 6/1/45	345,000	362,230
Duke Energy Carolinas LLC:
4.25% 12/15/41	775,000	807,985
6.1% 6/1/37	775,000	962,134
Duke Energy Corp. 2.1% 6/15/18	1,559,000	1,562,238
Duquesne Light Holdings, Inc.:
5.9% 12/1/21 (a)	8,875,000	9,942,734
6.4% 9/15/20 (a)	4,858,000	5,546,374
Entergy Corp.:
4% 7/15/22	5,000,000	5,250,935
5.125% 9/15/20	545,000	592,750
FirstEnergy Corp.:
4.25% 3/15/23	12,580,000	13,132,262
7.375% 11/15/31	10,940,000	13,596,495
FirstEnergy Solutions Corp. 6.05% 8/15/21	5,744,000	6,101,357
Florida Power & Light Co. 2.75% 6/1/23	975,000	992,583
IPALCO Enterprises, Inc. 3.45% 7/15/20	8,163,000	8,132,389
LG&E and KU Energy LLC 3.75% 11/15/20	686,000	720,177
Northern States Power Co. 6.25% 6/1/36	370,000	485,918
Pacific Gas & Electric Co.:
4.3% 3/15/45	850,000	876,765
5.125% 11/15/43	175,000	199,612
6.05% 3/1/34	1,600,000	1,976,408
PacifiCorp 5.75% 4/1/37	675,000	820,293
Pennsylvania Electric Co. 6.05% 9/1/17	1,245,000	1,322,768
PPL Capital Funding, Inc. 4.2% 6/15/22	495,000	527,892
Progress Energy, Inc. 4.875% 12/1/19	450,000	488,980
Public Service Co. of Colorado 2.5% 3/15/23	645,000	644,586
Puget Sound Energy, Inc. 5.764% 7/15/40	285,000	356,858
Southern California Edison Co.:
3.6% 2/1/45	665,000	636,891
4.65% 10/1/43	925,000	1,025,660
Virginia Electric & Power Co. 6% 5/15/37	550,000	685,979
Wisconsin Power & Light Co. 4.1% 10/15/44	240,000	246,722
		81,832,563
Gas Utilities - 0.0%
AGL Capital Corp. 4.4% 6/1/43	290,000	270,239
Atmos Energy Corp. 4.125% 10/15/44	360,000	363,609
Southern Natural Gas Co. 5.9% 4/1/17 (a)	732,000	740,403
Southern Natural Gas Co./Southern Natural Issuing Corp. 4.4% 6/15/21	527,000	493,367
		1,867,618
Independent Power and Renewable Electricity Producers - 0.1%
Dolphin Subsidiary II, Inc. 7.25% 10/15/21	12,900,000	12,674,250
Exelon Generation Co. LLC 2.95% 1/15/20	120,000	120,049
		12,794,299
Multi-Utilities - 0.1%
Berkshire Hathaway Energy Co. 4.5% 2/1/45	755,000	766,541
Dominion Resources, Inc.:
2.9031% 9/30/66 (b)	6,307,000	4,238,626
4.45% 3/15/21	1,660,000	1,785,496
7.5% 6/30/66 (b)	924,000	773,850
NiSource Finance Corp.:
4.8% 2/15/44	410,000	424,765
5.45% 9/15/20	3,370,000	3,730,138
5.95% 6/15/41	455,000	531,961
NorthWestern Energy Corp. 4.176% 11/15/44	330,000	347,264
Puget Energy, Inc.:
5.625% 7/15/22	4,555,000	5,114,327
6% 9/1/21	4,353,000	4,957,893
6.5% 12/15/20	1,405,000	1,639,292
San Diego Gas & Electric Co. 3.6% 9/1/23	525,000	562,249
Wisconsin Energy Corp. 6.25% 5/15/67 (b)	1,012,000	748,880
		25,621,282

TOTAL UTILITIES		122,115,762

TOTAL NONCONVERTIBLE BONDS
(Cost $2,433,319,226)		2,296,280,758

U.S. Government and Government Agency Obligations - 3.8%
U.S. Government Agency Obligations - 0.1%
Fannie Mae:
1.125% 10/19/18	$165,000	$165,679
1.125% 12/14/18	3,510,000	3,521,601
1.625% 11/27/18	1,115,000	1,134,951
1.875% 2/19/19	40,000	40,997
6.25% 5/15/29	520,000	742,097
Federal Farm Credit Bank 5.125% 8/25/16	350,000	357,799
Freddie Mac 2.375% 1/13/22	3,410,000	3,569,874
Tennessee Valley Authority:
2.875% 9/15/24	435,000	456,857
3.875% 2/15/21	280,000	311,980
4.25% 9/15/65	600,000	631,305
5.25% 9/15/39	670,000	857,270
5.5% 7/18/17	210,000	223,164
7.125% 5/1/30	855,000	1,265,339

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		13,278,913

U.S. Treasury Inflation-Protected Obligations - 0.8%
U.S. Treasury Inflation-Indexed Bonds 0.75% 2/15/45	91,824,991	85,492,300
U.S. Treasury Inflation-Indexed Notes 0.375% 7/15/25	127,330,000	127,882,860

TOTAL U.S. TREASURY INFLATION-PROTECTED OBLIGATIONS		213,375,160

U.S. Treasury Obligations - 2.9%
U.S. Treasury Bonds:
2.75% 11/15/42	13,970,000	14,456,771
2.875% 5/15/43	24,385,000	25,802,378
3% 11/15/44	7,715,000	8,336,721
3% 5/15/45	82,548,000	89,129,304
3% 11/15/45	1,930,000	2,085,832
4.625% 2/15/40	7,900,000	11,053,522
6.125% 8/15/29	15,620,000	23,275,628
8% 11/15/21	4,045,000	5,519,212
U.S. Treasury Notes:
0.625% 2/15/17	15,310,000	15,299,834
0.625% 5/31/17	10,250,000	10,233,990
0.625% 4/30/18	860,000	856,372
0.75% 10/31/17	1,900,000	1,898,664
0.75% 2/28/18	28,255,000	28,230,729
0.75% 2/15/19	14,420,000	14,352,976
0.875% 8/15/17	28,265,000	28,304,741
0.875% 11/30/17	226,750,000	227,077,654
0.875% 1/15/18	37,690,000	37,735,643
0.875% 1/31/18	5,740,000	5,748,070
1% 3/31/17	14,035,000	14,076,670
1% 5/31/18	19,300,000	19,370,870
1% 8/15/18	9,755,000	9,791,581
1.125% 2/28/21	2,870,000	2,856,996
1.25% 11/30/18	21,730,000	21,948,995
1.5% 10/31/19	27,795,000	28,223,877
1.5% 2/28/23	1,550,000	1,548,002
1.625% 4/30/19	22,680,000	23,149,544
1.625% 2/15/26	6,120,000	6,057,368
1.75% 2/28/22	2,615,000	2,662,907
1.75% 3/31/22	10,940,000	11,137,434
1.75% 1/31/23	875,000	888,535
1.875% 9/30/17	3,980,000	4,047,473
2% 11/30/20	15,050,000	15,569,105
2% 2/15/25	5,975,000	6,115,042
2% 8/15/25	16,862,000	17,240,737
2.125% 9/30/21	5,500,000	5,723,438
2.375% 8/15/24	13,225,000	13,964,780
2.625% 1/31/18	1,110,000	1,148,286
2.625% 11/15/20	23,570,000	25,046,802
3.125% 5/15/19	755,000	806,523

TOTAL U.S. TREASURY OBLIGATIONS		780,773,006

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $984,747,283)		1,007,427,079

U.S. Government Agency - Mortgage Securities - 7.7%
Fannie Mae - 4.5%
2.302% 6/1/36 (b)	29,591	30,982
2.5% 5/1/27 to 10/1/43	37,502,514	38,352,980
2.5% 4/1/30 (c)	8,000,000	8,189,375
2.5% 4/1/30 (c)	2,500,000	2,559,180
2.5% 4/1/30 (c)	6,000,000	6,142,031
2.5% 3/1/31 (c)	10,000,000	10,253,126
2.5% 3/1/31 (c)	2,200,000	2,255,688
2.503% 2/1/35 (b)	414,071	436,795
2.628% 7/1/37 (b)	46,594	49,323
3% 12/1/26 to 12/1/45	178,998,957	184,424,075
3% 3/1/46 (c)	46,000,000	47,167,968
3% 3/1/46 (c)	7,000,000	7,177,734
3% 3/1/46 (c)	1,500,000	1,538,086
3% 3/1/46 (c)	700,000	717,773
3% 3/1/46 (c)	800,000	820,312
3.5% 9/1/25 to 2/1/46	272,733,754	287,499,067
3.5% 3/1/46 (c)	4,000,000	4,191,449
3.5% 3/1/46 (c)	2,750,000	2,881,621
3.5% 3/1/46 (c)	21,300,000	22,319,467
3.5% 3/1/46 (c)	13,100,000	13,726,996
3.5% 3/1/46 (c)	13,100,000	13,726,996
3.5% 3/1/46 (c)	4,000,000	4,191,449
3.5% 3/1/46 (c)	5,400,000	5,658,456
3.5% 3/1/46 (c)	6,293,000	6,594,197
3.5% 3/1/46 (c)	5,307,000	5,561,005
4% 11/1/31 to 1/1/46 (d)	199,425,367	214,030,858
4% 3/1/46 (c)	8,750,000	9,335,840
4% 3/1/46 (c)	2,050,000	2,187,254
4% 3/1/46 (c)	4,400,000	4,694,594
4% 3/1/46 (c)	4,100,000	4,374,508
4% 3/1/46 (c)	7,650,000	8,162,191
4% 3/1/46 (c)	3,400,000	3,627,641
4% 3/1/46 (c)	1,200,000	1,280,344
4% 3/1/46 (c)	4,250,000	4,534,551
4% 3/1/46 (c)	2,200,000	2,347,297
4% 3/1/46 (c)	2,700,000	2,880,773
4% 3/1/46 (c)	200,000	213,391
4% 3/1/46 (c)	1,500,000	1,600,430
4.5% 6/1/24 to 2/1/45	92,715,221	101,268,317
4.5% 4/1/46 (c)	2,000,000	2,170,000
4.5% 4/1/46 (c)	4,000,000	4,340,000
5% 10/1/21 to 11/1/44	53,447,034	59,339,533
5% 3/1/46 (c)	1,000,000	1,107,031
5.255% 8/1/41	694,577	786,221
5.5% 7/1/25 to 9/1/41	73,001,681	82,259,491
5.5% 3/1/46 (c)	4,000,000	4,489,375
6% 3/1/22 to 1/1/42	13,121,152	15,050,440
6.5% 2/1/36	12,107	14,147

TOTAL FANNIE MAE		1,206,560,358

Freddie Mac - 1.5%
2.5% 3/1/28 to 2/1/43	6,359,435	6,525,123
2.5% 4/1/31 (c)	500,000	511,875
3% 10/1/28 to 11/1/45	72,821,862	74,915,295
3% 4/1/31 (c)	1,500,000	1,562,663
3% 3/1/46 (c)	6,000,000	6,139,219
3% 3/1/46 (c)	4,000,000	4,092,812
3% 3/1/46 (c)	1,000,000	1,023,203
3.25% 10/1/35 (b)	27,954	29,702
3.5% 8/1/26 to 12/1/45 (e)	112,887,620	118,521,124
3.5% 3/1/46 (c)	2,000,000	2,091,016
3.5% 3/1/46 (c)	2,750,000	2,875,146
3.5% 3/1/46 (c)	4,900,000	5,122,988
3.5% 3/1/46 (c)	750,000	784,131
3.5% 3/1/46 (c)	13,800,000	14,428,008
4% 6/1/33 to 2/1/46	88,478,772	94,813,245
4% 3/1/46 (c)	4,700,000	5,008,157
4% 3/1/46 (c)	7,700,000	8,204,853
4.5% 7/1/25 to 12/1/44	30,028,856	32,710,762
5% 10/1/33 to 7/1/41	15,068,333	16,722,293
5.5% 3/1/34 to 7/1/35	1,634,486	1,852,748
6% 7/1/37 to 9/1/38	675,111	772,743
6.5% 9/1/39	1,452,147	1,687,328

TOTAL FREDDIE MAC		400,394,434

Ginnie Mae - 1.7%
3% 8/20/42 to 12/20/45 (c)	70,100,816	72,763,986
3% 3/1/45 (c)	2,500,000	2,589,063
3% 3/1/45 (c)	4,000,000	4,142,500
3% 3/1/45 (c)	2,000,000	2,071,250
3% 3/1/46 (c)	13,700,000	14,188,063
3.5% 9/20/40 to 2/20/46 (c)	129,596,216	137,123,262
3.5% 3/1/46 (c)	5,500,000	5,807,227
3.5% 3/1/46 (c)	5,000,000	5,279,297
3.5% 3/1/46 (c)	4,000,000	4,223,438
3.5% 3/1/46 (c)	1,000,000	1,055,859
3.5% 3/1/46 (c)	3,500,000	3,695,508
3.5% 3/1/46 (c)	1,200,000	1,267,031
3.5% 3/1/46 (c)	8,700,000	9,185,977
3.5% 3/1/46 (c)	2,950,000	3,114,785
3.5% 3/1/46 (c)	4,500,000	4,751,367
3.5% 3/1/46 (c)	5,300,000	5,596,055
3.5% 4/1/46 (c)	8,500,000	8,957,871
3.5% 4/1/46 (c)	4,000,000	4,215,469
4% 5/20/40 to 11/20/45	74,418,987	79,782,389
4% 3/1/46 (c)	1,500,000	1,601,968
4% 3/1/46 (c)	2,100,000	2,242,755
4% 3/1/46 (c)	4,200,000	4,485,511
4% 3/1/46 (c)	6,775,000	7,235,556
4% 3/1/46 (c)	1,375,000	1,468,471
4% 3/1/46 (c)	2,100,000	2,242,755
4% 3/1/46 (c)	4,200,000	4,485,511
4.5% 5/15/39 to 6/20/45	55,348,401	59,939,619
5% 6/20/34 to 9/15/41	12,516,726	13,992,218
5% 3/1/46 (c)	1,500,000	1,649,766
5.5% 12/20/28 to 3/20/41	2,195,862	2,475,066

TOTAL GINNIE MAE		471,629,593

TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES
(Cost $2,054,460,810)		2,078,584,385

Asset-Backed Securities - 0.3%
Accredited Mortgage Loan Trust Series 2005-1 Class M1, 1.1266% 4/25/35 (b)	$106,210	$94,873
ACE Securities Corp. Home Equity Loan Trust Series 2004-HE1 Class M2, 2.0765% 3/25/34 (b)	31,201	29,713
American Credit Acceptance Receivable Trust Series 2016-1A Class A, 2.37% 5/12/20 (a)	2,670,000	2,670,693
American Credit Acceptance Receivables Trust:
Series 2014-4 Class A, 1.33% 7/10/18 (a)	1,671,865	1,669,369
Series 2015-3 Class A, 1.95% 9/12/19 (a)	3,136,967	3,129,586
Ameriquest Mortgage Securities, Inc. pass-thru certificates:
Series 2003-10 Class M1, 1.4858% 12/25/33 (b)	7,405	6,789
Series 2004-R2 Class M3, 1.2608% 4/25/34 (b)	14,473	10,564
Argent Securities, Inc. pass-thru certificates:
Series 2003-W7 Class A2, 1.2158% 3/25/34 (b)	7,674	6,811
Series 2004-W7 Class M1, 1.2608% 5/25/34 (b)	197,341	180,376
Series 2006-W4 Class A2C, 0.5958% 5/25/36 (b)	183,464	65,029
Carrington Mortgage Loan Trust Series 2007-RFC1 Class A3, 0.5758% 12/25/36 (b)	289,000	196,624
Chase Issuance Trust:
Series 2012-A4 Class A4, 1.58% 8/16/21	1,200,000	1,203,067
Series 2012-A7 Class A7, 2.16% 9/16/24	700,000	701,805
Citi Held For Asset Issuance Series 2015-PM33 Class A, 2.56% 5/16/22 (a)	1,547,410	1,546,835
Citi Held For Asset Issuance 2 Series 2015-PM2 Class A, 2% 3/15/22 (a)	2,217,474	2,204,950
Citibank Credit Card Issuance Trust:
Series 2014-A1 Class A1, 2.88% 1/23/23	1,300,000	1,364,098
Series 2014-A6 Class A6, 2.15% 7/15/21	400,000	408,395
Countrywide Home Loans, Inc.:
Series 2003-BC1 Class B1, 5.6858% 3/25/32 (b)	4,144	3,788
Series 2004-3 Class M4, 1.8908% 4/25/34 (b)	10,124	8,867
Series 2004-4 Class M2, 1.2308% 6/25/34 (b)	15,727	14,220
CPS Auto Trust Series 2015-C Class A, 1.77% 6/17/19 (a)	5,190,712	5,179,659
Drive Auto Receivables Trust:
Series 2015-AA Class A3, 1.43% 7/16/18 (a)	6,000,000	5,998,992
Series 2015-DA Class A2A, 1.23% 6/15/18 (a)	2,822,219	2,820,091
Exeter Automobile Receivables Trust Series 2016-1A Class A, 2.8% 7/15/20 (a)	4,500,000	4,497,341
Fannie Mae Series 2004-T5 Class AB3, 1.1189% 5/28/35 (b)	6,234	5,413
First Franklin Mortgage Loan Trust Series 2004-FF2 Class M3, 1.2515% 3/25/34 (b)	1,535	1,271
Flagship Credit Auto Trust:
Series 2015-3 Class A, 2.34% 10/15/20 (a)	4,723,635	4,711,483
Series 2016-1 Class A, 2.53% 12/15/20 (a)	8,700,000	8,679,101
Fremont Home Loan Trust Series 2005-A Class M4, 1.4465% 1/25/35 (b)	55,381	29,741
GE Business Loan Trust Series 2006-2A:
Class A, 0.6093% 11/15/34 (a)(b)	99,637	94,359
Class B, 0.7105% 11/15/34 (a)(b)	36,039	31,715
Class C, 0.8105% 11/15/34 (a)(b)	59,888	51,822
Grain Spectrum Funding II LLC Series 2014-1 3.29% 10/10/34 (a)	3,258,684	3,252,167
GSAMP Trust Series 2004-AR1 Class B4, 5.5% 6/25/34 (a)	36,598	1,055
Home Equity Asset Trust:
Series 2003-2 Class M1, 1.7558% 8/25/33 (b)	30,108	27,716
Series 2003-3 Class M1, 1.7258% 8/25/33 (b)	70,023	65,209
Series 2003-5 Class A2, 1.1358% 12/25/33 (b)	5,278	4,882
HSI Asset Securitization Corp. Trust Series 2007-HE1 Class 2A3, 0.6165% 1/25/37 (b)	231,000	148,132
Invitation Homes Trust Series 2015-SFR3 Class E, 4.1755% 8/17/32 (a)(b)	2,277,000	2,120,429
JPMorgan Mortgage Acquisition Trust Series 2007-CH1 Class AV4, 0.5658% 11/25/36 (b)	7,591	7,588
KeyCorp Student Loan Trust:
Series 1999-A Class A2, 0.9331% 12/27/29 (b)	13,255	13,187
Series 2006-A Class 2C, 1.7531% 3/27/42 (b)	406,000	208,226
MASTR Asset Backed Securities Trust Series 2007-HE1 Class M1, 0.7265% 5/25/37 (b)	50,261	1,581
Meritage Mortgage Loan Trust Series 2004-1 Class M1, 1.1858% 7/25/34 (b)	13,049	10,838
Merrill Lynch Mortgage Investors Trust:
Series 2003-OPT1 Class M1, 1.4015% 7/25/34 (b)	32,177	30,082
Series 2006-FF1 Class M2, 0.7258% 8/25/36 (b)	2,200,000	2,100,737
Series 2006-FM1 Class A2B, 0.5458% 4/25/37 (b)	18,974	18,867
Series 2006-OPT1 Class A1A, 0.9465% 6/25/35 (b)	212,755	203,755
Morgan Stanley ABS Capital I Trust:
Series 2004-HE6 Class A2, 1.1158% 8/25/34 (b)	9,173	7,973
Series 2004-NC8 Class M6, 2.3108% 9/25/34 (b)	14,753	13,601
Series 2005-NC1 Class M1, 1.0958% 1/25/35 (b)	39,239	34,968
Series 2005-NC2 Class B1, 2.1908% 3/25/35 (b)	26,901	602
Nationstar HECM Loan Trust:
Series 2015-1A Class A, 3.844% 5/25/18 (a)	7,415,846	7,378,766
Series 2016-1A Class A, 3.1294% 2/25/26 (a)	7,111,000	7,110,994
New Century Home Equity Loan Trust Series 2005-4 Class M2, 0.9365% 9/25/35 (b)	229,000	208,451
OneMain Financial Issuance Trust Series 2014-1A Class A, 2.43% 6/18/24 (a)	965,000	963,360
Park Place Securities, Inc. Series 2004-WCW1:
Class M3, 2.3015% 9/25/34 (b)	85,000	77,408
Class M4, 2.6015% 9/25/34 (b)	109,000	73,539
Salomon Brothers Mortgage Securities VII, Inc. Series 2003-HE1 Class A, 1.2265% 4/25/33 (b)	815	697
SLM Private Credit Student Loan Trust Series 2004-A Class C, 1.462% 6/15/33 (b)	90,416	88,142
Springcastle SPV Series 2014-AA Class A, 2.7% 5/25/23 (a)	5,552,232	5,531,411
Terwin Mortgage Trust Series 2003-4HE Class A1, 1.2865% 9/25/34 (b)	4,618	3,890
Truman Capital Mortgage Loan Trust Series 2014-NPL3 Class A1, 3.125% 4/25/53 (a)	670,472	669,823
Vericrest Opportunity Loan Trust:
Series 2014-NP11 Class A1, 3.875% 4/25/55 (a)	742,539	738,433
Series 2014-NPL7 Class A1, 3.375% 8/27/57 (a)	10,331,797	10,175,766
TOTAL ASSET-BACKED SECURITIES
(Cost $88,820,924)		88,909,715

Collateralized Mortgage Obligations - 0.3%
Private Sponsor - 0.1%
Accredited Mortgage Loan Trust floater Series 2006-1 Class A3, 0.6016% 4/25/36 (b)	2,595,966	2,574,817
Banc of America Funding Corp. Series 2015-R3 Class 10A1, 0.5665% 6/27/36 (a)(b)	3,419,588	3,279,158
Banc of America Funding Trust sequential payer Series 2010-R3 Class 1A1, 2.808% 12/26/35 (a)(b)	815,188	825,561
BCAP LLC II Trust Series 2012-RR10 Class 5A5, 0.6868% 4/26/36 (a)(b)	1,386,112	1,355,021
BCAP LLC Trust sequential payer Series 2012-RR5 Class 8A5, 0.6021% 7/26/36 (a)(b)	547,890	518,822
Citigroup Mortgage Loan Trust sequential payer Series 2012-A Class A, 2.5% 6/25/51 (a)	1,270,796	1,251,365
CSMC:
floater Series 2015-1R Class 6A1, 0.7004% 5/27/37 (a)(b)	1,576,478	1,442,919
Series 2011-2R Class 2A1, 2.6521% 7/27/36 (a)	1,965,960	1,944,993
Exeter Automobile Receivables Trust Series 2015-2A Class A, 1.54% 11/15/19 (a)	4,033,998	4,017,279
First Horizon Mortgage pass-thru Trust Series 2004-AR5 Class 2A1, 2.6557% 10/25/34 (b)	59,762	57,315
JPMorgan Mortgage Trust sequential payer Series 2006-A5 Class 3A5, 2.5961% 8/25/36 (b)	150,746	129,459
MASTR Adjustable Rate Mortgages Trust Series 2007-3 Class 22A2, 0.6365% 5/25/47 (b)	54,112	49,632
Merrill Lynch Alternative Note Asset Trust floater Series 2007-OAR1 Class A1, 0.6058% 2/25/37 (b)	106,144	93,936
Nationstar HECM Loan Trust sequential payer Series 2015-2A Class A, 2.8826% 11/25/25 (a)	4,458,345	4,456,116
Nomura Resecuritization Trust sequential payer Series 2011-3RA Class 2A1, 2.8917% 3/26/37 (a)(b)	1,597,792	1,576,336
Opteum Mortgage Acceptance Corp. floater Series 2005-3 Class APT, 0.7165% 7/25/35 (b)	137,880	130,455
RESI Finance LP/RESI Finance DE Corp. floater Series 2003-B:
Class B5, 2.7735% 6/10/35 (a)(b)	46,391	41,279
Class B6, 3.2735% 6/10/35 (a)(b)	61,534	55,498
Sequoia Mortgage Trust floater Series 2004-6 Class A3B, 1.675% 7/20/34 (b)	3,587	3,496
Structured Asset Securities Corp. Series 2003-15A Class 4A, 2.7237% 4/25/33 (b)	15,869	15,466
Thornburg Mortgage Securities Trust floater Series 2003-4 Class A1, 1.0665% 9/25/43 (b)	6,476,005	6,205,433
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR2 Class 3A1, 2.7072% 3/25/35 (b)	4,837,536	4,847,196
Wells Fargo Mortgage Loan Trust sequential payer Series 2011-RR4 Class 2A1, 4.3738% 6/27/36 (a)(b)	719,126	706,790

TOTAL PRIVATE SPONSOR		35,578,342

U.S. Government Agency - 0.2%
Fannie Mae:
Series 2007-75 Class JI, 6.1092% 8/25/37 (b)(f)	2,496,913	445,992
Series 2015-70 Class JC, 3% 10/25/45	2,264,780	2,363,212
Freddie Mac:
Series 3955 Class YI, 3% 11/15/21 (f)	689,782	38,619
Series 3980 Class EP, 5% 1/15/42	6,983,480	7,813,350
Series 4471 Class PA 4% 12/15/40	2,937,447	3,123,496
Freddie Mac Multi-family Structured pass-thru certificates Series 4386 Class AZ, 4.5% 11/15/40	1,597,482	1,803,061
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2010-H27 Series FA, 0.631% 12/20/60 (b)(g)	1,506,041	1,484,930
Series 2011-H20 Class FA, 0.801% 9/20/61 (b)(g)	7,913,872	7,856,507
Series 2012-H18 Class NA, 0.771% 8/20/62 (b)(g)	1,660,684	1,647,363
Series 2013-H19 Class FC, 0.851% 8/20/63 (b)(g)	3,942,998	3,921,117
Series 2015-H13 Class FL, 0.7095% 5/20/63 (b)(g)	4,247,096	4,229,523
Series 2015-H19 Class FA, 0.6295% 4/20/63 (b)(g)	3,612,198	3,592,926
Series 2010-14 Class SN, 5.5245% 2/16/40 (b)(f)(h)	1,195,137	233,356
Series 2010-98 Class HS, 6.174% 8/20/40 (b)(f)	540,496	95,730
Series 2011-94 Class SA, 5.668% 7/20/41 (b)(f)(h)	447,393	70,833
Series 2013-147 Class A/S, 5.724% 10/20/43 (b)(f)	766,020	119,481
Series 2013-160 Class MS, 5.774% 9/20/32 (b)(f)(h)	1,118,782	220,230
Series 2015-H13 Class HA, 2.5% 8/20/64 (g)	6,531,778	6,666,107
Series 2015-H17 Class HA, 2.5% 5/20/65 (g)	4,686,286	4,784,814
Ginnie Mae pass thru certificates Series 2010-85 Class SE, 6.124% 7/20/40 (b)(f)	476,217	83,529

TOTAL U.S. GOVERNMENT AGENCY		50,594,176

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $86,351,996)		86,172,518

Commercial Mortgage Securities - 1.9%
Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2006-2 Class A4, 5.832% 5/10/45 (b)	187,196	187,118
Series 2006-3 Class A4, 5.889% 7/10/44 (b)	2,488,788	2,491,002
Series 2006-4 Class A4, 5.634% 7/10/46	968,550	970,380
Series 2006-6 Class A3, 5.369% 10/10/45	95,292	95,260
Series 2007-2 Class A4, 5.79% 4/10/49 (b)	9,409,000	9,542,781
Series 2007-3 Class A4, 5.7423% 6/10/49 (b)	1,944,298	1,996,200
Barclays Commercial Mortgage Securities LLC Series 2015-STP Class A, 3.3228% 9/10/28 (a)	4,400,000	4,527,440
Bayview Commercial Asset Trust floater:
Series 2005-3A Class A2, 0.8358% 11/25/35 (a)(b)	46,931	40,351
Series 2005-4A:
Class A2, 0.8258% 1/25/36 (a)(b)	117,773	100,564
Class M1, 0.8858% 1/25/36 (a)(b)	38,014	30,171
Series 2006-4A Class A2, 0.7058% 12/25/36 (a)(b)	350,620	297,922
Series 2007-1 Class A2, 0.7058% 3/25/37 (a)(b)	72,697	61,486
Series 2007-2A:
Class A1, 0.7058% 7/25/37 (a)(b)	209,553	175,873
Class A2, 0.7558% 7/25/37 (a)(b)	196,197	155,321
Class M1, 0.8058% 7/25/37 (a)(b)	66,781	50,568
Series 2007-3:
Class A2, 0.7258% 7/25/37 (a)(b)	72,626	57,800
Class M1, 0.7458% 7/25/37 (a)(b)	38,488	28,826
Class M2, 0.7758% 7/25/37 (a)(b)	41,166	29,358
Class M3, 0.8058% 7/25/37 (a)(b)	65,932	32,352
Class M4, 0.9358% 7/25/37 (a)(b)	104,086	50,092
Class M5, 1.0358% 7/25/37 (a)(b)	49,121	10,323
Bear Stearns Commercial Mortgage Securities Trust sequential payer Series 2007-PW16 Class A4, 5.9112% 6/11/40 (b)	3,930,075	4,034,339
C-BASS Trust floater Series 2006-SC1 Class A, 0.7058% 5/25/36 (a)(b)	29,072	27,954
CDGJ Commercial Mortgage Trust Series 2014-BXCH:
Class A, 1.827% 12/15/27 (a)(b)	11,201,887	11,165,099
Class DPA, 3.4255% 12/15/27 (a)(b)	1,598,000	1,497,548
Citigroup Commercial Mortgage Trust:
sequential payer Series 2006-C5 Class A4, 5.431% 10/15/49	2,170,686	2,192,344
Series 2007-C6 Class A4, 5.8982% 12/10/49 (b)	3,500,000	3,603,142
Series 2015-GC27 Class A5, 3.137% 2/10/48	1,000,000	1,003,104
Series 2016-GC36 Class A4, 3.349% 2/10/49	2,500,000	2,559,220
Citigroup/Deutsche Bank Commercial Mortgage Trust sequential payer:
Series 2006-CD3 Class A5, 5.617% 10/15/48	7,277,248	7,323,690
Series 2007-CD4 Class A4, 5.322% 12/11/49	6,005,633	6,137,185
COMM Mortgage Trust:
sequential payer Series 2013-CR8 Class A4, 3.334% 6/10/46	500,000	520,788
Series 2013-CR10 Class XA, 1.1309% 8/10/46 (b)(f)	8,452,418	359,747
Series 2014-CR19 Class XA, 1.4501% 8/10/47 (b)(f)	12,741,028	859,087
Series 2014-CR20 Class XA, 1.3593% 11/10/47 (b)(f)	10,727,017	752,080
Series 2014-CR21 Class A2, 3.095% 12/10/47	520,000	537,840
Series 2014-LC17 Class XA, 1.1645% 10/10/47 (b)(f)	12,202,064	601,927
Series 2014-UBS4 Class XA, 1.4292% 8/10/47 (b)(f)	10,718,851	738,176
Series 2014-UBS6 Class XA, 1.2201% 12/10/47 (b)(f)	7,192,690	437,566
Series 2015-CR23 Class A3, 3.23% 5/10/48	2,500,000	2,529,560
Series 2015-CR24 Class A4, 3.432% 8/10/55	1,500,000	1,539,575
Series 2015-PC1:
Class A4, 3.62% 7/10/50	1,900,000	1,972,590
Class A5, 3.902% 7/10/50	2,175,000	2,301,886
COMM Mortgage Trust pass-thru certificates:
sequential payer Series 2006-C8 Class A4, 5.306% 12/10/46	711,037	721,087
Series 2006-C7 Class A4, 5.9625% 6/10/46 (b)	277,271	277,404
Credit Suisse Commercial Mortgage Trust:
sequential payer Series 2007-C3 Class A4, 5.8888% 6/15/39 (b)	4,171,655	4,274,916
Series 2007-C5 Class A4, 5.695% 9/15/40 (b)	185,086	191,046
CSMC Series 2015-TOWN:
Class A, 1.677% 3/15/17 (a)(b)	6,154,000	6,081,969
Class B, 2.327% 3/15/17 (a)(b)	404,000	390,004
Class C, 2.677% 3/15/17 (a)(b)	404,000	386,359
Class D, 3.627% 3/15/17 (a)(b)	404,000	383,199
Freddie Mac:
sequential payer:
Series K029 Class A2, 3.32% 2/25/23 (b)	7,350,000	7,936,942
Series K033 Class A2, 3.06% 7/25/23	3,340,000	3,545,590
Series K034 Class A2, 3.531% 7/25/23	12,012,000	13,122,578
Series K035 Class A2, 3.458% 8/25/23	554,000	602,216
Series K037 Class A2, 3.49% 1/25/24	1,900,000	2,070,124
Series K717 Class A2, 2.991% 9/25/21	2,758,000	2,907,826
Series K032 Class A2, 3.31% 5/25/23	882,000	950,681
Series K036 Class A2, 3.527% 10/25/23	5,903,000	6,445,725
Series K042 Class A2, 2.67% 12/25/24	2,000,000	2,051,154
Series K721 Class A2, 3.09% 8/25/22	5,800,000	6,174,268
Freddie Mac Multi-family Structured pass-thru certificates sequential payer Series K038 Class A2, 3.389% 3/25/24	884,000	956,887
GAHR Commercial Mortgage Trust:
floater Series 2015-NRF Class AFL1, 1.7255% 12/15/16 (a)(b)	8,174,395	8,096,197
Series 2015-NRF Class AFX, 3.2349% 12/15/19 (a)	2,300,000	2,354,947
GE Capital Commercial Mortgage Corp.:
sequential payer Series 2007-C1 Class A4, 5.543% 12/10/49	5,974,000	6,068,058
Series 2007-C1 Class A1A, 5.483% 12/10/49 (b)	10,455,193	10,733,928
Greenwich Capital Commercial Funding Corp.:
sequential payer Series 2007-GG9 Class A4, 5.444% 3/10/39	14,701,722	15,014,851
Series 2006-GG7 Class A4, 6.0483% 7/10/38 (b)	1,321,453	1,324,701
GS Mortgage Securities Corp. Trust Series 2013-C, 2.974% 1/10/30 (a)	720,000	721,638
GS Mortgage Securities Trust:
sequential payer Series 2006-GG8 Class A1A, 5.547% 11/10/39	1,305,413	1,319,869
Series 2014-GC18, 2.924% 1/10/47	800,000	820,591
Series 2014-GC22 Class A3, 3.516% 6/10/47	800,000	831,177
Series 2015-GC30 Class A3, 3.119% 5/10/50	2,000,000	2,005,255
Series 2015-GC34 Class XA, 1.5357% 10/10/48 (b)(f)	6,288,027	600,345
Hilton U.S.A. Trust Series 2013-HLT:
Class CFX, 3.7141% 11/5/30 (a)	760,000	757,614
Class DFX, 4.4065% 11/5/30 (a)	7,193,000	7,170,490
Hyatt Hotel Portfolio Trust floater Series 2015-HYT Class A, 1.6755% 11/15/29 (a)(b)	4,000,000	3,978,137
JPMBB Commercial Mortgage Securities Trust:
sequential payer Series 2014-C21 Class A3, 3.4353% 8/15/47 (a)	1,900,000	1,955,315
Series 2015-C30 Class A4, 3.5508% 7/15/48	1,900,000	1,986,007
Series 2016-C1 Class ASB, 3.35% 3/15/49	8,301,000	8,551,093
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-CBX Class XA, 1.9192% 6/15/45 (b)(f)	37,953,082	2,453,416
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2014-BXH:
Class C, 2.0805% 4/15/27 (a)(b)	1,239,000	1,200,368
Class D, 2.6805% 4/15/27 (a)(b)	2,642,000	2,531,175
sequential payer:
Series 2006-CB17 Class A4, 5.429% 12/12/43	2,050,406	2,076,687
Series 2007-CB18 Class A4, 5.44% 6/12/47	29,950,693	30,556,823
Series 2007-CB20 Class A4, 5.794% 2/12/51	8,836,438	9,199,531
Series 2007-LD11 Class A4, 5.9599% 6/15/49 (b)	44,825,239	45,719,189
Series 2007-LDPX Class A3, 5.42% 1/15/49	9,740,237	9,931,305
Series 2006-LDP7 Class A4, 6.1056% 4/17/45 (b)	2,111,355	2,113,159
Series 2007-CB19:
Class B, 5.8888% 2/12/49 (b)	24,000	5,794
Class C, 5.8888% 2/12/49 (b)	62,000	4,067
Class D, 5.8888% 2/12/49 (b)	44,616	71
Series 2007-LDP10 Class CS, 5.466% 1/15/49 (b)	15,328	0
LB Commercial Conduit Mortgage Trust sequential payer Series 2007-C3 Class A4, 5.9% 7/15/44 (b)	5,754,563	5,955,375
LB-UBS Commercial Mortgage Trust sequential payer:
Series 2006-C7 Class A2, 5.3% 11/15/38	34,208	34,561
Series 2007-C1 Class A4, 5.424% 2/15/40	5,445,504	5,549,690
Merrill Lynch Mortgage Trust:
Series 2005-LC1 Class F, 5.9178% 1/12/44 (a)(b)	72,846	72,714
Series 2006-C1 Class AM, 5.9079% 5/12/39 (b)	820,000	820,645
Series 2007-C1 Class A4, 6.0317% 6/12/50 (b)	7,022,000	7,220,489
Series 2008-C1 Class A4, 5.69% 2/12/51	417,629	438,476
Merrill Lynch-CFC Commercial Mortgage Trust:
sequential payer:
Series 2006-4 Class A3, 5.172% 12/12/49 (b)	9,760,943	9,874,057
Series 2007-5 Class A4, 5.378% 8/12/48	8,098,455	8,249,504
Series 2007-6 Class A4, 5.485% 3/12/51 (b)	2,446,000	2,501,978
Series 2007-7 Class A4, 5.81% 6/12/50 (b)	1,360,046	1,406,380
Series 2007-6 Class B, 5.635% 3/12/51 (b)	277,000	77,782
Series 2007-8 Class A3, 6.0719% 8/12/49 (b)	238,805	247,795
Morgan Stanley BAML Trust:
sequential payer Series 2014-C16 Class A3, 3.592% 6/15/47	2,600,000	2,732,663
Series 2014-C14 Class A2, 2.916% 2/15/47	1,300,000	1,343,211
Series 2014-C17 Class A2, 3.119% 8/15/47	1,700,000	1,773,147
Series 2015-C22 Class ASB, 3.04% 4/15/48	2,500,000	2,545,110
Series 2015-C25:
Class A4, 3.372% 10/15/48	2,800,000	2,852,918
Class XA, 1.3069% 10/15/48 (b)(f)	11,271,402	877,870
Series 2015-C26 Class A4, 3.252% 10/15/48	3,200,000	3,257,848
Morgan Stanley Capital I Trust:
floater:
Series 2006-XLF Class C, 1.631% 7/15/19 (a)(b)	57,391	56,703
Series 2007-XLFA:
Class D, 0.6155% 10/15/20 (a)(b)	44,654	44,657
Class E, 0.6755% 10/15/20 (a)(b)	134,000	134,007
sequential payer Series 2007-IQ15 Class A4, 6.1142% 6/11/49 (b)	19,150,256	19,836,779
Series 2007-IQ14 Class A4, 5.692% 4/15/49	7,001,000	7,166,821
Series 2015-UBS8 Class A3, 3.54% 12/15/48	3,000,000	3,111,286
Wachovia Bank Commercial Mortgage Trust:
sequential payer:
Series 2006-C29 Class A4, 5.308% 11/15/48	3,530,636	3,568,247
Series 2007-C30 Class A5, 5.342% 12/15/43	28,377,000	29,060,446
Series 2007-C31:
Class A4, 5.509% 4/15/47	48,090,000	49,012,217
Class A5, 5.5% 4/15/47	7,119,000	7,326,584
Series 2007-C32 Class A3, 5.8991% 6/15/49 (b)	11,015,294	11,253,163
Series 2007-C33:
Class A4, 6.1491% 2/15/51 (b)	15,526,418	16,036,323
Class A5, 6.1491% 2/15/51 (b)	4,253,000	4,470,038
Series 2006-C27 Class A3, 5.765% 7/15/45 (b)	465,858	465,320
Series 2007-C32:
Class D, 5.8991% 6/15/49 (b)	208,000	141,935
Class E, 5.8991% 6/15/49 (b)	328,000	164,361
Wells Fargo Commercial Mortgage Trust Series 2015-C31 Class XA, 1.2791% 11/15/48 (b)(f)	7,686,169	594,973
WF-RBS Commercial Mortgage Trust sequential payer Series 2013-C11 Class A4, 3.037% 3/15/45	365,000	373,925
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $545,218,177)		523,827,406

Municipal Securities - 0.4%
Bay Area Toll Auth. San Francisco Bay Toll Bridge Rev. Series 2009 F2, 6.263% 4/1/49	1,065,000	1,487,858
California Gen. Oblig. 6.2% 3/1/19	1,340,000	1,522,642
Chicago Gen. Oblig.:
(Taxable Proj.):	$	$
Series 2010 C1, 7.781% 1/1/35	700,000	759,304
Series 2012 B, 5.432% 1/1/42	3,585,000	2,964,114
6.314% 1/1/44	22,660,000	20,505,034
Curators of the Univ. of Missouri Sys. Facilities Rev. Series 2010 A, 5.792% 11/1/41	350,000	474,338
District of Columbia Income Tax Rev. Series 2010 F, 5.582% 12/1/35	75,000	95,705
District of Columbia Wtr. & Swr. Auth. Pub. Util. Rev. Series 2010 A, 5.522% 10/1/44	150,000	186,264
Houston Util. Sys. Rev. 3.828% 5/15/28	200,000	218,096
Illinois Gen. Oblig.:
Series 2003:
4.35% 6/1/18	2,630,000	2,696,118
4.95% 6/1/23	7,660,000	7,976,205
5.1% 6/1/33	34,375,000	31,958,781
Series 2010 5, 6.2% 7/1/21	2,395,000	2,608,993
Series 2010-1, 6.63% 2/1/35	3,845,000	4,165,404
Series 2010-3:
6.725% 4/1/35	2,510,000	2,750,056
7.35% 7/1/35	4,655,000	5,118,685
Series 2011:
5.365% 3/1/17	125,000	129,328
5.665% 3/1/18	6,560,000	6,926,573
5.877% 3/1/19	11,620,000	12,560,174
Series 2013:
1.84% 12/1/16	2,445,000	2,458,227
3.6% 12/1/19	2,105,000	2,125,882
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2010 A, 5.731% 6/1/40	150,000	193,089
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2010 A, 7.102% 1/1/41	1,200,000	1,708,728
Series A, 7.414% 1/1/40	820,000	1,207,630
New York City Transitional Fin. Auth. Rev. Series 2010 C2, 5.767% 8/1/36	900,000	1,118,286
Ohio State Univ. Gen. Receipts:
Series 2010 C, 4.91% 6/1/40	275,000	324,242
Series 2011 A, 4.8% 6/1/11	608,000	632,660
Port Auth. of New York & New Jersey:
174th Series, 4.458% 10/1/62	600,000	607,644
Series 180, 4.96% 8/1/46	265,000	307,302
Salt River Proj. Agricultural Impt. & Pwr. District Elec. Sys. Rev. Series 2010 A, 4.839% 1/1/41	385,000	467,906
San Antonio Elec. & Gas Sys. Rev. Series 2010 A, 5.718% 2/1/41	385,000	500,281
TOTAL MUNICIPAL SECURITIES
(Cost $121,955,909)		116,755,549

Foreign Government and Government Agency Obligations - 0.1%
Chilean Republic 3.875% 8/5/20	$800,000	$864,000
Colombian Republic 5% 6/15/45	365,000	305,688
Israeli State:
(guaranteed by U.S. Government through Agency for International Development) 5.5% 12/4/23	230,000	286,280
4% 6/30/22	300,000	331,755
5.5% 4/26/24	595,000	746,896
United Mexican States:
3.5% 1/21/21	12,468,000	12,842,040
4.75% 3/8/44	1,930,000	1,814,200
5.625% 1/15/17	3,410,000	3,525,940
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS
(Cost $20,498,153)		20,716,799

Bank Notes - 0.1%
Capital One Bank NA 2.15% 11/21/18	270,000	267,824
Discover Bank:
(Delaware) 3.2% 8/9/21	$5,716,000	$5,677,571
3.1% 6/4/20	6,744,000	6,707,400
8.7% 11/18/19	357,000	409,172
JPMorgan Chase Bank 6% 10/1/17	900,000	954,734
Marshall & Ilsley Bank 5% 1/17/17	4,118,000	4,226,295
PNC Bank NA 6.875% 4/1/18	250,000	274,876
Regions Bank 7.5% 5/15/18	7,751,000	8,543,454
TOTAL BANK NOTES
(Cost $26,795,543)		27,061,326
	Shares	Value

Fixed-Income Funds - 77.4%
High Yield Fixed-Income Funds - 1.5%
MainStay High Yield Corporate Bond Fund Class A	36,115,435	$186,716,801
T. Rowe Price High Yield Fund I Class	35,298,955	213,205,691

TOTAL HIGH YIELD FIXED-INCOME FUNDS		399,922,492

Intermediate-Term Bond Funds - 75.5%
DoubleLine Total Return Bond Fund Class N	90,496,753	984,604,677
Fidelity Total Bond Fund (i)	449,001,022	4,633,690,544
JPMorgan Core Bond Fund Select Class	87,262,092	1,024,456,954
Metropolitan West Total Return Bond Fund Class M	185,151,564	1,994,082,340
PIMCO Income Fund Institutional Class	57,240,395	663,988,580
PIMCO Mortgage Opportunities Fund Institutional Class	34,391,418	373,490,804
PIMCO Total Return Fund Institutional Class	566,694,435	5,700,945,984
Prudential Total Return Bond Fund Class A	60,204,043	852,489,253
Spartan U.S. Bond Index Fund Investor Class (i)	11,708,477	136,872,100
Templeton Global Bond Fund Class A	19,843,796	219,869,260
Voya Intermediate Bond Fund Class I	44,746,512	447,465,118
Westcore Plus Bond Fund Retail Class	25,617,402	273,337,675
Western Asset Core Bond Fund Class I	71,132,111	870,657,041
Western Asset Core Plus Bond Fund Class I	181,043,814	2,071,141,227

TOTAL INTERMEDIATE-TERM BOND FUNDS		20,247,091,557

Long Government Bond Funds - 0.4%
Spartan Long-Term Treasury Bond Index Fund Investor Class (i)	7,433,103	102,353,825
TOTAL FIXED-INCOME FUNDS
(Cost $21,445,678,955)		20,749,367,874
	Principal Amount	Value

Preferred Securities - 0.1%
FINANCIALS - 0.1%
Banks - 0.1%
Barclays Bank PLC 7.625% 11/21/22
(Cost $29,654,851)	24,912,000	25,719,330
	Shares	Value

Money Market Funds - 0.8%
Fidelity Cash Central Fund, 0.40% (j)	53,649,591	53,649,591
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (k)	148,522,386	148,522,386
TOTAL MONEY MARKET FUNDS
(Cost $202,171,977)		202,171,977
TOTAL INVESTMENT PORTFOLIO - 101.5%
(Cost $28,039,673,804)		27,222,994,716
NET OTHER ASSETS (LIABILITIES) - (1.5)%		(405,583,191)
NET ASSETS - 100%		$26,817,411,525

TBA Sale Commitments
	Principal Amount	Value
Fannie Mae
2.5% 3/1/31	$(1,900,000)	$(1,948,094)
3% 3/1/46	(8,400,000)	(8,613,281)
3.5% 3/1/46	(7,900,000)	(8,278,112)
3.5% 3/1/46	(9,400,000)	(9,849,906)
3.5% 3/1/46	(9,400,000)	(9,849,906)
4% 3/1/46	(4,400,000)	(4,694,594)
4% 3/1/46	(4,250,000)	(4,534,551)
4% 3/1/46	(4,400,000)	(4,694,594)
4% 3/1/46	(2,200,000)	(2,347,297)
4% 3/1/46	(5,900,000)	(6,295,023)
4% 3/1/46	(1,200,000)	(1,280,344)
4% 3/1/46	(5,900,000)	(6,295,023)
4% 3/1/46	(1,200,000)	(1,280,344)
4% 3/1/46	(4,250,000)	(4,534,551)
4% 3/1/46	(2,200,000)	(2,347,297)
4% 3/1/46	(1,600,000)	(1,707,125)

TOTAL FANNIE MAE		(78,550,042)

Freddie Mac
4% 3/1/46	(898,000)	(956,878)
4% 3/1/46	(602,000)	(641,470)
4% 3/1/46	(2,200,000)	(2,344,244)
4% 3/1/46	(9,100,000)	(9,696,644)
4% 3/1/46	(700,000)	(745,896)
4% 3/1/46	(1,600,000)	(1,704,904)

TOTAL FREDDIE MAC		(16,090,036)

Ginnie Mae
3% 3/1/46	(5,800,000)	(6,006,625)
3% 3/1/46	(5,300,000)	(5,488,813)
3.5% 3/1/46	(900,000)	(950,273)
4% 3/1/46	(6,775,000)	(7,235,556)
4% 3/1/46	(1,375,000)	(1,468,471)
4% 3/1/46	(2,100,000)	(2,242,755)
4% 3/1/46	(4,200,000)	(4,485,511)
4% 3/1/46	(2,100,000)	(2,242,755)
4% 3/1/46	(4,200,000)	(4,485,508)

TOTAL GINNIE MAE		(34,606,267)

TOTAL TBA SALE COMMITMENTS
(Proceeds $129,239,489)		$(129,246,345)

Swaps

Underlying Reference	Expiration Date	Clearinghouse/Counterparty	Fixed Payment Received/(Paid)	Notional Amount	Value	Upfront Premium Received/(Paid)	Unrealized Appreciation/(Depreciation)
Credit Default Swaps
Buy Protection
Deutsche Bank AG	Dec. 2018	Credit Suisse International	(1%)	$2,000,000	$53,814	$(57,853)	$(4,039)
Deutsche Bank AG	Mar. 2019	JPMorgan Chase Bank, N.A.	(1%)	1,655,634	48,884	(58,234)	(9,350)
National Australia Bank Ltd	Dec. 2018	Credit Suisse International	(1%)	2,000,000	(4,463)	(96,025)	(100,488)
National Australia Bank Ltd	Dec. 2018	Credit Suisse International	(1%)	2,000,000	(4,463)	(82,509)	(86,972)
Societe Generale	Dec. 2017	Credit Suisse International	(3%)	1,765,000	(84,541)	26,109	(58,432)
Societe Generale	Dec. 2017	Credit Suisse International	(3%)	1,764,000	(84,493)	9,870	(74,623)
UFJ Finance Aruba AEC	Mar. 2018	Credit Suisse International	(1%)	1,500,000	(8,850)	(13,746)	(22,596)
UFJ Finance Aruba AEC	Mar. 2018	Credit Suisse International	(1%)	1,765,000	(10,413)	(36,498)	(46,911)

TOTAL CREDIT DEFAULT SWAPS					$(94,525)	$(308,886)	$(403,411)

Clearinghouse/Counterparty(1)	Expiration Date	Notional Amount	Payment Received	Payment Paid	Value	Upfront Premium Received/(Paid)(2)	Unrealized Appreciation/(Depreciation)
Interest Rate Swaps
LCH	Mar. 2018	$15,100,000	3-month LIBOR	1.5%	$(104,235)	$0	$(104,235)
LCH	Mar. 2021	11,140,000	3-month LIBOR	2%	(313,634)	0	(313,634)
LCH	Mar. 2023	2,430,000	3-month LIBOR	2.25%	1,458	0	1,458
LCH	Mar. 2046	1,200,000	3-month LIBOR	2.75%	(81,720)	0	(81,720)

TOTAL INTEREST RATE SWAPS					$(498,131)	$ 0	$(498,131)

 (1) Swaps with LCH Clearnet Group (LCH) are centrally cleared over-the-counter (OTC) swaps.

 (2) Any premiums for centrally cleared over-the-counter (OTC) swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation).

Legend

 (a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $369,958,881 or 1.4% of net assets.

 (b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.

 (c) Security or a portion of the security purchased on a delayed delivery or when-issued basis.

 (d) A portion of the security sold on a delayed delivery basis.

 (e) Security or a portion of the security was pledged to cover margin requirements for centrally cleared OTC swaps. At period end, the value of securities pledged amounted to $737,232.

 (f) Security represents right to receive monthly interest payments on an underlying pool of mortgages or assets. Principal shown is the outstanding par amount of the pool as of the end of the period.

 (g) Represents an investment in an underlying pool of reverse mortgages which typically do not require regular principal and interest payments as repayment is deferred until a maturity event.

 (h) Coupon is inversely indexed to a floating interest rate multiplied by a specified factor. The price may be considerably more volatile than the price of a comparable fixed rate security.

 (i) Affiliated Fund

 (j) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (k) The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$225,259
Total	$225,259

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Total Bond Fund	$--	$5,479,118,831	$620,204,508	$139,407,297	$4,633,690,544
Spartan Long-Term Treasury Bond Index Fund Investor Class	--	97,091,907	--	686,426	102,353,825
Spartan U.S. Bond Index Fund Investor Class	310,103,513	94,424,131	263,264,048	5,520,436	136,872,100
Total	$310,103,513	$5,670,634,869	$883,468,556	$145,614,159	$4,872,916,469

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$2,296,280,758	$--	$2,296,280,758	$--
U.S. Government and Government Agency Obligations	1,007,427,079	--	1,007,427,079	--
U.S. Government Agency - Mortgage Securities	2,078,584,385	--	2,078,584,385	--
Asset-Backed Securities	88,909,715	--	88,564,959	344,756
Collateralized Mortgage Obligations	86,172,518	--	86,172,518	--
Commercial Mortgage Securities	523,827,406	--	523,827,406	--
Municipal Securities	116,755,549	--	116,755,549	--
Foreign Government and Government Agency Obligations	20,716,799	--	20,716,799	--
Bank Notes	27,061,326	--	27,061,326	--
Fixed-Income Funds	20,749,367,874	20,749,367,874	--	--
Preferred Securities	25,719,330	--	25,719,330	--
Money Market Funds	202,171,977	202,171,977	--	--
Total Investments in Securities:	$27,222,994,716	$20,951,539,851	$6,271,110,109	$344,756
Derivative Instruments:
Assets
Swaps	$104,156	$--	$104,156	$--
Total Assets	$104,156	$--	$104,156	$--
Liabilities
Swaps	$(696,812)	$--	$(696,812)	$--
Total Liabilities	$(696,812)	$--	$(696,812)	$--
Total Derivative Instruments:	$(592,656)	$--	$(592,656)	$--
Other Financial Instruments:
TBA Sale Commitments	$(129,246,345)	$--	$(129,246,345)	$--
Total Other Financial Instruments:	$(129,246,345)	$--	$(129,246,345)	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Credit Risk
Swaps(a)	$102,698	$(197,223)
Total Credit Risk	102,698	(197,223)
Interest Rate Risk
Swaps(a)	1,458	(499,589)
Total Interest Rate Risk	1,458	(499,589)
Total Value of Derivatives	$104,156	$(696,812)

 (a) For bi-lateral over-the-counter (OTC) swaps, reflects gross value which is presented in the Statement of Assets and Liabilities in the bi-lateral OTC swaps, at value line-items. For centrally cleared OTC swaps, reflects gross cumulative appreciation (depreciation) as presented in the Schedule of Investments. For centrally cleared OTC swaps, only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $22,921,216,675)	$22,296,428,656
Fidelity Central Funds (cost $53,649,591)	53,649,591
Affiliated issuers (cost $5,064,807,538)	4,872,916,469
Total Investments (cost $28,039,673,804)		$27,222,994,716
Cash		93,010
Receivable for investments sold
Regular delivery		12,852,270
Delayed delivery		71,082,443
Receivable for TBA sale commitments		129,239,489
Receivable for fund shares sold		15,726,043
Dividends receivable		12,547,653
Interest receivable		42,841,283
Distributions receivable from Fidelity Central Funds		19,632
Bi-lateral OTC swaps, at value		102,698
Prepaid expenses		9,616
Other receivables		170,592
Total assets		27,507,679,445
Liabilities
Payable for investments purchased
Regular delivery	$82,410,999
Delayed delivery	460,349,708
TBA sale commitments, at value	129,246,345
Payable for fund shares redeemed	15,806,476
Distributions payable	53,764
Bi-lateral OTC swaps, at value	197,223
Accrued management fee	653,761
Payable for daily variation margin for derivative instruments	10,609
Other affiliated payables	586,176
Other payables and accrued expenses	952,859
Total liabilities		690,267,920
Net Assets		$26,817,411,525
Net Assets consist of:
Paid in capital		$27,537,608,216
Distributions in excess of net investment income		(23,180,632)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		120,571,427
Net unrealized appreciation (depreciation) on investments		(817,587,486)
Net Assets, for 2,578,955,987 shares outstanding		$26,817,411,525
Net Asset Value, offering price and redemption price per share ($26,817,411,525 ÷ 2,578,955,987 shares)		$10.40

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$511,738,527
Affiliated issuers		145,614,159
Interest		178,007,360
Income from Fidelity Central Funds		225,259
Total income		835,585,305
Expenses
Management fee	$76,084,965
Transfer agent fees	4,806,458
Accounting fees and expenses	2,027,367
Custodian fees and expenses	164,161
Independent trustees' compensation	295,661
Registration fees	1,086,044
Audit	91,969
Legal	178,475
Miscellaneous	180,453
Total expenses before reductions	84,915,553
Expense reductions	(68,284,914)	16,630,639
Net investment income (loss)		818,954,666
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(95,479,602)
Affiliated issuers	(19,332,939)
Foreign currency transactions	17,119
Swaps	(1,009,533)
Realized gain distributions from underlying funds:
Unaffiliated issuers	232,710,120
Affiliated issuers	27,202,738
Total net realized gain (loss)		144,107,903
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,127,997,953)
Swaps	42,420
Delayed delivery commitments	131,209
Total change in net unrealized appreciation (depreciation)		(1,127,824,324)
Net gain (loss)		(983,716,421)
Net increase (decrease) in net assets resulting from operations		$(164,761,755)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$818,954,666	$538,115,022
Net realized gain (loss)	144,107,903	67,951,111
Change in net unrealized appreciation (depreciation)	(1,127,824,324)	243,585,508
Net increase (decrease) in net assets resulting from operations	(164,761,755)	849,651,641
Distributions to shareholders from net investment income	(842,838,767)	(538,138,003)
Distributions to shareholders from net realized gain	(20,634,163)	(16,169,284)
Total distributions	(863,472,930)	(554,307,287)
Share transactions
Proceeds from sales of shares	15,529,439,757	6,216,081,968
Reinvestment of distributions	862,696,289	553,741,376
Cost of shares redeemed	(8,075,765,662)	(4,215,118,317)
Net increase (decrease) in net assets resulting from share transactions	8,316,370,384	2,554,705,027
Total increase (decrease) in net assets	7,288,135,699	2,850,049,381
Net Assets
Beginning of period	19,529,275,826	16,679,226,445
End of period (including distributions in excess of net investment income of $23,180,632 and undistributed net investment income of $3,345,392, respectively)	$26,817,411,525	$19,529,275,826
Other Information
Shares
Sold	1,455,495,859	581,710,291
Issued in reinvestment of distributions	82,043,342	51,790,469
Redeemed	(770,930,463)	(393,716,933)
Net increase (decrease)	766,608,738	239,783,827

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Core Income Fund

Years ended February 28,	2016A	2015	2014	2013	2012A
Selected Per–Share Data
Net asset value, beginning of period	$10.78	$10.61	$10.87	$10.74	$10.52
Income from Investment Operations
Net investment income (loss)B	.316	.315	.267	.329	.372
Net realized and unrealized gain (loss)	(.366)	.177	(.224)	.269	.371
Total from investment operations	(.050)	.492	.043	.598	.743
Distributions from net investment income	(.322)	(.313)	(.263)	(.327)	(.373)
Distributions from net realized gain	(.008)	(.009)	(.040)	(.141)	(.150)
Total distributions	(.330)	(.322)	(.303)	(.468)	(.523)
Net asset value, end of period	$10.40	$10.78	$10.61	$10.87	$10.74
Total ReturnC	(.45)%	4.71%	.43%	5.65%	7.26%
Ratios to Average Net AssetsD,E
Expenses before reductions	.31%	.32%	.33%	.33%	.35%
Expenses net of fee waivers, if any	.06%	.07%	.08%	.08%	.10%
Expenses net of all reductions	.06%	.07%	.08%	.08%	.10%
Net investment income (loss)	3.00%	2.95%	2.52%	3.03%	3.52%
Supplemental Data
Net assets, end of period (000 omitted)	$26,817,412	$19,529,276	$16,679,226	$12,929,366	$9,153,017
Portfolio turnover rateF	69%	120%	78%	81%	113%

 A For the year ended February 29.

 B Calculated based on average shares outstanding during the period.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 E Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

 F Amount does not include the portfolio activity of any underlying Fidelity Central Funds or Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Core Income Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds, bank notes, foreign government and government agency obligations, municipal securities, preferred securities and U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. Swaps are marked-to-market daily based on valuations from third party pricing vendors, registered derivatives clearing organizations (clearinghouses) or broker-supplied valuations. These pricing sources may utilize inputs such as interest rate curves, credit spread curves, default possibilities and recovery rates. When independent prices are unavailable or unreliable, debt securities and swaps may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Income and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. The principal amount on inflation-indexed securities is periodically adjusted to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, swaps, foreign currency transactions, market discount, deferred trustees compensation, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$277,578,614
Gross unrealized depreciation	(1,132,070,697)
Net unrealized appreciation (depreciation) on securities	$(854,492,083)
Tax Cost	$28,077,486,799

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$153,771,321
Net unrealized appreciation (depreciation) on securities and other investments	$(855,420,980)

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$842,838,767	$ 554,307,287
Long-term Capital Gains	20,634,163	–
Total	$863,472,930	$ 554,307,287

Delayed Delivery Transactions and When-Issued Securities. During the period, the Fund transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

To-Be-Announced (TBA) Securities and Mortgage Dollar Rolls. During the period, the Fund transacted in TBA securities that involved buying or selling mortgage-backed securities (MBS) on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underlying mortgage pools. The Fund may enter into a TBA transaction with the intent to take possession of or deliver the underlying MBS, or the Fund may elect to extend the settlement by entering into either a mortgage or reverse mortgage dollar roll. Mortgage dollar rolls are transactions where a fund sells TBA securities and simultaneously agrees to repurchase MBS on a later date at a lower price and with the same counterparty. Reverse mortgage dollar rolls involve the purchase and simultaneous agreement to sell TBA securities on a later date at a lower price. Transactions in mortgage dollar rolls and reverse mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund's portfolio turnover rate.

Purchases and sales of TBA securities involve risks similar to those discussed above for delayed delivery and when-issued securities. Also, if the counterparty in a mortgage dollar roll or a reverse mortgage dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's right to repurchase or sell securities may be limited. Additionally, when a fund sells TBA securities without already owning or having the right to obtain the deliverable securities (an uncovered forward commitment to sell), it incurs a risk of loss because it could have to purchase the securities at a price that is higher than the price at which it sold them. A fund may be unable to purchase the deliverable securities if the corresponding market is illiquid.

TBA securities subject to a forward commitment to sell at period end are included at the end of the Fund's Schedule of Investments under the caption "TBA Sale Commitments." The proceeds and value of these commitments are reflected in the Fund's Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including swaps. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Credit Risk	Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain OTC derivatives such as bi-lateral swaps, the Fund attempts to reduce its exposure to counterparty credit risk by entering into an International Swaps and Derivatives Association, Inc. (ISDA) Master Agreement with each of its counterparties. The ISDA Master Agreement gives the Fund the right to terminate all transactions traded under such agreement upon the deterioration in the credit quality of the counterparty beyond specified levels. The ISDA Master Agreement gives each party the right, upon an event of default by the other party or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net payable by one party to the other. To mitigate counterparty credit risk on bi-lateral OTC derivatives, the Fund receives collateral in the form of cash or securities once the Fund's net unrealized appreciation on outstanding derivative contracts under an ISDA Master Agreement exceeds certain applicable thresholds, subject to certain minimum transfer provisions. The collateral received is held in segregated accounts with the Fund's custodian bank in accordance with the collateral agreements entered into between the Fund, the counterparty and the Fund's custodian bank. The Fund could experience delays and costs in gaining access to the collateral even though it is held by the Fund's custodian bank. The Fund's maximum risk of loss from counterparty credit risk related to bi-lateral OTC derivatives is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. The Fund may be required to pledge collateral for the benefit of the counterparties on bi-lateral OTC derivatives in an amount not less than each counterparty's unrealized appreciation on outstanding derivative contracts, subject to certain minimum transfer provisions, and any such pledged collateral is identified in the Schedule of Investments. Counterparty credit risk related to centrally cleared OTC swaps may be mitigated by the protection provided by the clearinghouse.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Net Realized Gain (Loss) and Change in Net Unrealized Appreciation (Depreciation) on Derivatives. The table below, which reflects the impacts of derivatives on the financial performance of the Fund, summarizes the net realized gain (loss) and change in net unrealized appreciation (depreciation) for derivatives during the period as presented in the Statement of Operations.

Primary Risk Exposure / Derivative Type	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)
Credit Risk
Swaps	$(325,658)	$496,193
Interest Rate Risk
Swaps	(683,875)	(453,773)
Totals(a)	$(1,009,533)	$42,420

 (a) A summary of the value of derivatives by primary risk exposure as of period end, if any, is included at the end of the Schedule of Investments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on a notional principal amount. A bi-lateral OTC swap is a transaction between a fund and a dealer counterparty where cash flows are exchanged between the two parties for the life of the swap. A centrally cleared OTC swap is a transaction executed between a fund and a dealer counterparty, then cleared by a futures commission merchant (FCM) through a clearinghouse. Once cleared, the clearinghouse serves as a central counterparty, with whom a fund exchanges cash flows for the life of the transaction, similar to transactions in futures contracts.

Bi-lateral OTC swaps are marked-to-market daily and changes in value are reflected in the Statement of Assets and Liabilities in the bi-lateral OTC swaps at value line items. Any upfront premiums paid or received upon entering a bi-lateral OTC swap to compensate for differences between stated terms of the swap and prevailing market conditions (e.g. credit spreads, interest rates or other factors) are recorded in net unrealized appreciation (depreciation) in the Statement of Assets and Liabilities and amortized to realized gain or (loss) ratably over the term of the swap. Any unamortized upfront premiums are presented in the Schedule of Investments.

Centrally cleared OTC swaps require a fund to deposit either cash or securities (initial margin) with the FCM, at the instruction of and for the benefit of the clearinghouse. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Centrally cleared OTC swaps are marked-to-market daily and subsequent payments (variation margin) are made or received depending on the daily fluctuations in the value of the swaps and are recorded as unrealized appreciation or (depreciation). These daily payments, if any, are included in receivable or payable for daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Any premiums for centrally cleared OTC swaps are recorded periodically throughout the term of the swap to variation margin and included in unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. Any premiums are recognized as realized gain (loss) upon termination or maturity of the swap.

For both bi-lateral and centrally cleared OTC swaps, payments are exchanged at specified intervals, accrued daily commencing with the effective date of the contract and recorded as realized gain or (loss). Some swaps may be terminated prior to the effective date and realize a gain or loss upon termination. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on swaps during the period is included in the Statement of Operations.

Any open swaps at period end are included in the Schedule of Investments under the caption "Swaps" and are representative of volume of activity during the period.

Credit Default Swaps. Credit default swaps enable the Fund to buy or sell protection against specified credit events on a single-name issuer or a traded credit index. Under the terms of a credit default swap the buyer of protection (buyer) receives credit protection in exchange for making periodic payments to the seller of protection (seller) based on a fixed percentage applied to a notional principal amount. In return for these payments, the seller will be required to make a payment upon the occurrence of one or more specified credit events. The Fund enters into credit default swaps as a seller to gain credit exposure to an issuer and/or as a buyer to obtain a measure of protection against defaults of an issuer. Periodic payments are made over the life of the contract by the buyer provided that no credit event occurs.

For credit default swaps on most corporate and sovereign issuers, credit events include bankruptcy, failure to pay or repudiation/moratorium. For credit default swaps on corporate or sovereign issuers, the obligation that may be put to the seller is not limited to the specific reference obligation described in the Schedule of Investments. For credit default swaps on asset-backed securities, a credit event may be triggered by events such as failure to pay principal, maturity extension, rating downgrade or write-down. For credit default swaps on asset-backed securities, the reference obligation described represents the security that may be put to the seller. For credit default swaps on a traded credit index, a specified credit event may affect all or individual underlying securities included in the index.

As a seller, if an underlying credit event occurs, the Fund will pay a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to take delivery of the reference obligation or underlying securities comprising an index and pay an amount equal to the notional amount of the swap.

As a buyer, if an underlying credit event occurs, the Fund will receive a net settlement amount of cash equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising an index. Only in the event of the industry's inability to value the underlying asset will the Fund be required to deliver the reference obligation or underlying securities comprising an index in exchange for payment of an amount equal to the notional amount of the swap.

Typically, the value of each credit default swap and credit rating disclosed for each reference obligation in the Schedule of Investments, where the Fund is the seller, can be used as measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. In addition to these measures, the investment adviser monitors a variety of factors including cash flow assumptions, market activity and market sentiment as part of its ongoing process of assessing payment/performance risk.

Interest Rate Swaps. Interest rate swaps are agreements between counterparties to exchange cash flows, one based on a fixed rate, and the other on a floating rate. The Fund entered into interest rate swaps to manage its exposure to interest rate changes. Changes in interest rates can have an effect on both the value of bond holdings as well as the amount of interest income earned. In general, the value of bonds can fall when interest rates rise and can rise when interest rates fall.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and U.S. government securities, aggregated $13,105,483,285 and $4,695,228,671, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .60% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .28% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and Prudential Investment Management, Inc., each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund seeks preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $31,010 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2018. During the period, this waiver reduced the Fund's management fee by $68,281,208.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,926 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's custody expenses. During the period, these credits reduced the Fund's custody expenses by $1,780.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 21% of the total outstanding shares of Fidelity Total Bond Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Core Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Income Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Core Income Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 21, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Actual	.06%	$1,000.00	$1,006.20	$.30
Hypothetical-C		$1,000.00	$1,024.57	$.30

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Income Fund voted to pay on April 18, 2016, to shareholders of record at the opening of business on April 15, 2016, a distribution of $0.062 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2016, $157,091,047 or, if subsequently determined to be different, the net capital gain of such year.

A total of 10.83% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Income Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Prudential Investment Management, Inc. (PIM) and Pyramis Global Advisors, LLC (Pyramis) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, PIM and Pyramis (collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2014, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Core Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period and in the second quartile for the three- and five-year periods ended December 31, 2014. The Board also noted that the fund had under-performed 52% and out-performed 66% and 67% of its peers for the one-, three-, and five-year periods, respectively, ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period and higher than its benchmark for the three- and five-year periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to extend the 0.25% management fee waiver through September 30, 2018 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.60%. In considering the fund's management fee and management fee waiver and comparisons to other registered investment companies with investment objectives similar to those of the fund, the Board noted that shares of the fund are offered only to clients that participate in the Fidelity Portfolio Advisory Service managed account program.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Core Income Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type. The Board noted that the fund's total expenses were below the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board also took into consideration that Strategic Advisers has agreed to waive 0.25% of its management fee through September 30, 2018.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

SSC-ANN-0416
1.912891.105

Strategic Advisers® International Multi-Manager Fund Class F Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Class F	(13.26)%	4.34%

 A From May 2, 2012.

 The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012 are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund - Class F on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See previous page for additional information regarding the performance of Class F.

Period Ending Values
$11,768	Strategic Advisers® International Multi-Manager Fund - Class F
$11,522	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the year ending February 29, 2016, held back by a collapse in commodity prices that affected resources-related sectors and geographies in particular. The non-U.S. developed-markets MSCI EAFE Index returned -15.04% for the 12 months, hurt also by concerns about global economic growth. Stocks in developing markets fell further, with the MSCI Emerging Markets Index returning -23.13%. Commodity producers were pressured for much of the year, largely related to economic deceleration in China, the world's second-largest economy and a leading consumer of raw materials. Effects were exacerbated by U.S. dollar strength relative to global currencies, weighing on commodities priced in dollars and acutely affecting the equity returns of resources-related areas. Among regions within the MSCI EAFE Index, net energy consumer Japan (-10%) fared best; Asia Pacific ex Japan (-19%), worst. At the country level, only Denmark (+5%) and Israel (+3%) managed a gain, with several notching declines of greater than 20%. As for sectors, consumer staples (-2%) and telecommunication services (-6%) lost the least, whereas materials (-29%), financials (-22%) and energy (-21%) lost the most. Among emerging-markets countries, Hungary (+27%) proved the sole gainer. Meanwhile, Greece (-68%), Brazil (-40%), China (-29%) and India (-26%) headed the market's broad-based decline.

Comments from Portfolio Manager Wilfred Chilangwa:  For the year, the fund's share classes posted negative returns but outpaced the benchmark MSCI EAFE Index. Relative to the benchmark, sub-adviser Massachusetts Financial Services' (MFS) International Value strategy was the top contributor, as this manager's quality-focused all-cap approach delivered favorable overall positioning in Japan and solid stock selection in the United Kingdom. From a sector perspective, beneficial positioning in consumer staples, information technology and financials added the most value. William Blair Investment Management also aided the fund's relative performance, fueled by strong picks in continental Europe and the United Kingdom, along with lighter-than-benchmark exposure to poor-performing Australia. The Select International strategy run by FIAM℠ provided a further boost versus the benchmark. On the downside, MFS's International Research Equity strategy was hampered by adverse security selection in the United Kingdom, particularly among health care, industrials and utilities names. Causeway Capital Management's exposure to Canada and stock picks in continental Europe worked against its relative performance, as did an underweighting in Japan, which held up better than many other developed markets this past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA	2.2	2.0
KDDI Corp.	1.8	1.9
Roche Holding AG (participation certificate)	1.6	1.7
Danone SA	1.5	1.2
WisdomTree Europe Hedged Equity ETF	1.4	1.5
Novartis AG	1.4	2.0
Reckitt Benckiser Group PLC	1.4	1.2
Japan Tobacco, Inc.	1.2	1.0
British American Tobacco PLC (United Kingdom)	1.1	0.9
Bayer AG	1.0	1.3
	14.6

Top Five Market Sectors as of February 29, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.7	21.3
Consumer Staples	14.5	13.3
Industrials	11.8	10.3
Consumer Discretionary	10.5	11.2
Information Technology	9.8	8.2

Geographic Diversification (% of fund's net assets)

As of February 29, 2016
Japan	18.0%
United Kingdom	17.4%
United States of America*	11.5%
Switzerland	10.2%
France	9.9%
Germany	7.5%
Netherlands	3.6%
Australia	3.1%
Hong Kong	1.9%
Other	16.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Japan	19.6%
United Kingdom	17.6%
United States of America*	10.7%
Switzerland	10.6%
France	9.1%
Germany	7.1%
Netherlands	3.7%
Australia	2.4%
Hong Kong	2.3%
Other	16.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Stocks	91.5%
Europe Stock Funds	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	7.1%

As of August 31, 2015
Stocks	91.8%
Europe Stock Funds	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	6.7%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 1.2%
Bridgestone Corp.	1,600	$56,019
Compagnie Plastic Omnium	416	13,282
Continental AG	935	187,764
DENSO Corp.	4,300	159,421
GKN PLC	41,235	157,831
Valeo SA	800	111,222
		685,539
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	517	42,000
Fuji Heavy Industries Ltd.	1,300	42,532
Geely Automobile Holdings Ltd.	10,000	3,703
Honda Motor Co. Ltd.	3,700	95,160
Isuzu Motors Ltd.	4,300	43,020
Renault SA	643	58,855
Suzuki Motor Corp.	1,800	45,042
Toyota Motor Corp.	3,400	177,268
Yamaha Motor Co. Ltd.	2,200	32,746
		540,326
Distributors - 0.0%
Inchcape PLC	1,893	19,471
Jardine Cycle & Carriage Ltd.	500	13,709
		33,180
Hotels, Restaurants & Leisure - 2.1%
Accor SA	1,169	49,787
Carnival PLC	4,152	205,114
Compass Group PLC	31,365	549,904
Flight Centre Travel Group Ltd.	1,941	57,355
InterContinental Hotel Group PLC	1,631	61,263
Oriental Land Co. Ltd.	200	13,690
TUI AG	2,682	40,219
Whitbread PLC	3,345	182,552
William Hill PLC	4,037	22,960
Yum! Brands, Inc.	567	41,090
		1,223,934
Household Durables - 1.0%
Berkeley Group Holdings PLC	768	34,730
Casio Computer Co. Ltd.	3,000	55,257
Haseko Corp.	1,100	9,520
Nikon Corp.	10,500	159,793
Sony Corp.	2,600	54,638
Steinhoff International Holdings NV (South Africa)	10,476	55,919
Taylor Wimpey PLC	43,726	113,321
Techtronic Industries Co. Ltd.	25,500	97,370
		580,548
Internet & Catalog Retail - 0.0%
YOOX SpA (a)	472	13,915
Zalando SE (a)	573	17,958
		31,873
Leisure Products - 0.1%
Sankyo Co. Ltd. (Gunma)	900	33,045
Yamaha Corp.	1,500	41,815
		74,860
Media - 2.5%
Altice NV:
Class A (a)	1,736	25,023
Class B (a)	800	11,757
Axel Springer Verlag AG	486	24,679
Dentsu, Inc.	700	32,536
Fuji Media Holdings, Inc.	1,100	12,582
ITV PLC	57,081	197,508
Naspers Ltd. Class N	458	54,401
Nippon Television Network Corp.	1,100	18,806
NOS SGPS SA	1,799	12,504
ProSiebenSat.1 Media AG	2,643	135,925
Publicis Groupe SA	1	62
RELX NV	30,483	500,738
RELX PLC	3,280	56,701
Technicolor SA	1,768	10,765
Telenet Group Holding NV (a)	491	25,849
UBM PLC	1,809	14,868
Vivendi SA	3,352	69,531
Wolters Kluwer NV	2,112	79,943
WPP PLC	9,547	201,083
		1,485,261
Multiline Retail - 0.3%
Dollarama, Inc.	570	33,180
Don Quijote Holdings Co. Ltd.	800	26,741
Next PLC	1,164	109,601
		169,522
Specialty Retail - 0.8%
ABC-MART, Inc.	800	45,983
Esprit Holdings Ltd.	92,750	82,876
Fast Retailing Co. Ltd.	100	27,745
Grandvision NV	284	8,113
Inditex SA	3,364	103,796
Nitori Holdings Co. Ltd.	600	46,083
USS Co. Ltd.	8,500	133,785
WH Smith PLC	546	13,732
		462,113
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG	752	80,147
Burberry Group PLC	2,244	41,228
Christian Dior SA	242	42,740
Compagnie Financiere Richemont SA Series A	1,963	124,652
Global Brands Group Holding Ltd. (a)	20,000	2,366
Hermes International SCA	80	27,370
LVMH Moet Hennessy - Louis Vuitton SA	1,123	186,572
Pandora A/S	512	64,888
		569,963

TOTAL CONSUMER DISCRETIONARY		5,857,119

CONSUMER STAPLES - 13.8%
Beverages - 2.0%
Anheuser-Busch InBev SA NV	1,170	130,896
Asahi Group Holdings	1,300	38,203
Diageo PLC	13,846	358,258
Embotelladoras Arca S.A.B. de CV	3,313	20,209
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	214	20,028
Heineken NV (Bearer)	3,036	244,929
ITO EN Ltd.	3,200	90,829
Pernod Ricard SA	2,660	283,899
		1,187,251
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	981	44,388
Distribuidora Internacional de Alimentacion SA	3,534	17,854
Jeronimo Martins SGPS SA	2,067	29,288
Magnit OJSC (a)	174	24,602
PriceSmart, Inc.	402	31,059
Seven & i Holdings Co. Ltd.	1,600	63,794
Sundrug Co. Ltd.	1,500	99,131
Tsuruha Holdings, Inc.	300	25,371
Woolworths Ltd.	2,265	37,021
		372,508
Food Products - 4.1%
Aryzta AG	3,089	147,752
Danone SA	12,340	858,222
Greencore Group PLC	2,413	12,776
M. Dias Branco SA	307	4,850
Nestle SA	18,376	1,285,059
Toyo Suisan Kaisha Ltd.	3,000	107,482
Viscofan Envolturas Celulosicas SA	221	13,225
		2,429,366
Household Products - 2.3%
Colgate-Palmolive Co.	7,049	462,696
Reckitt Benckiser Group PLC	8,765	798,402
Svenska Cellulosa AB (SCA) (B Shares)	2,936	88,027
		1,349,125
Personal Products - 2.0%
AMOREPACIFIC Corp.	50	14,826
Kao Corp.	8,000	403,619
Kobayashi Pharmaceutical Co. Ltd.	1,400	119,650
Kose Corp.	500	42,987
L'Oreal SA	1,204	202,645
Pola Orbis Holdings, Inc.	300	22,054
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,333	143,745
Unilever PLC	5,402	230,787
		1,180,313
Tobacco - 2.7%
British American Tobacco PLC (United Kingdom)	11,280	613,680
Imperial Tobacco Group PLC	2,704	140,099
Japan Tobacco, Inc.	18,200	723,721
KT&G Corp.	1,357	116,606
		1,594,106

TOTAL CONSUMER STAPLES		8,112,669

ENERGY - 4.0%
Energy Equipment & Services - 0.3%
Amec Foster Wheeler PLC	4,378	23,247
Core Laboratories NV	350	36,729
Technip SA	1,670	82,738
Tecnicas Reunidas SA	1,400	38,136
		180,850
Oil, Gas & Consumable Fuels - 3.7%
BP PLC	45,022	218,501
Cairn Energy PLC (a)	24,070	54,910
CNOOC Ltd.	179,000	186,463
Enbridge, Inc.	3,642	128,641
Eni SpA	7,016	98,120
Galp Energia SGPS SA Class B	6,104	67,133
Imperial Oil Ltd.	2,190	69,908
INPEX Corp.	12,900	93,001
Lundin Petroleum AB (a)	3,029	47,371
Oil Search Ltd. ADR	18,569	88,534
Royal Dutch Shell PLC:
Class A (Netherlands)	5,594	127,622
Class A (United Kingdom)	8,416	191,719
Class B (United Kingdom)	4,387	99,609
Statoil ASA	3,359	48,898
Suncor Energy, Inc.	2,400	58,678
Total SA	12,812	574,240
		2,153,348

TOTAL ENERGY		2,334,198

FINANCIALS - 18.7%
Banks - 9.3%
ABN AMRO Group NV GDR (a)	5,118	101,553
Australia & New Zealand Banking Group Ltd.	6,332	101,016
Banco Bilbao Vizcaya Argentaria SA	5,922	37,438
Banco Popolare Societa Cooperativa	2,498	20,585
Bank of Ireland (a)	234,641	66,801
Bankinter SA	10,005	66,381
Barclays PLC	152,213	361,615
BNP Paribas SA	6,567	307,188
BOC Hong Kong (Holdings) Ltd.	17,500	45,448
CaixaBank SA	39,412	112,454
Chiba Bank Ltd.	7,000	32,827
Credicorp Ltd. (United States)	307	35,993
Danske Bank A/S	2,863	78,330
DNB ASA	12,497	144,320
Dubai Islamic Bank Pakistan Ltd. (a)	8,303	14,445
Erste Group Bank AG	1,345	34,713
Hang Seng Bank Ltd.	3,300	55,749
HDFC Bank Ltd. sponsored ADR	2,454	129,620
HSBC Holdings PLC:
(Hong Kong)	35,200	222,994
(United Kingdom)	61,850	393,325
ING Groep NV (Certificaten Van Aandelen)	20,826	248,274
Intesa Sanpaolo SpA	108,050	272,920
Joyo Bank Ltd.	10,000	34,637
Jyske Bank A/S (Reg.)	861	37,570
Kasikornbank PCL:
NVDR	6,500	31,096
(For. Reg.)	400	1,947
KBC Groep NV	5,288	281,300
Lloyds Banking Group PLC	520,623	522,458
Mitsubishi UFJ Financial Group, Inc.	59,200	255,466
Nordea Bank AB	11,315	113,192
North Pacific Bank Ltd.	10,100	25,023
PT Bank Central Asia Tbk	44,000	44,339
Seven Bank Ltd.	10,800	46,213
Shinsei Bank Ltd.	18,000	21,375
Societe Generale Series A	2,223	78,074
Sumitomo Mitsui Financial Group, Inc.	13,400	376,006
Svenska Handelsbanken AB (A Shares)	10,814	138,288
Swedbank AB (A Shares)	4,940	99,787
Sydbank A/S	1,142	31,111
The Hachijuni Bank Ltd.	7,000	32,106
The Toronto-Dominion Bank	2,300	89,127
Unione di Banche Italiane ScpA	4,040	15,628
United Overseas Bank Ltd.	5,500	66,952
Westpac Banking Corp.	10,907	223,078
		5,448,762
Capital Markets - 2.0%
Azimut Holding SpA	1,200	23,197
Banca Generali SpA	1,193	30,511
CI Financial Corp.	1,290	28,575
Credit Suisse Group AG	2,586	34,612
Daiwa Securities Group, Inc.	9,000	53,125
Julius Baer Group Ltd.	3,841	153,255
Macquarie Group Ltd.	2,836	130,075
Partners Group Holding AG	359	130,423
Schroders PLC	700	25,488
UBS Group AG	36,030	553,531
		1,162,792
Consumer Finance - 0.2%
AEON Financial Service Co. Ltd.	2,700	60,332
Hitachi Capital Corp.	600	12,873
Provident Financial PLC	1,308	59,149
		132,354
Diversified Financial Services - 0.7%
Cerved Information Solutions SpA	2,661	21,002
Challenger Ltd.	5,837	31,330
Deutsche Boerse AG	431	35,436
Element Financial Corp.	4,294	45,479
IG Group Holdings PLC	7,027	74,430
London Stock Exchange Group PLC	872	32,503
ORIX Corp.	14,600	191,127
		431,307
Insurance - 4.2%
Admiral Group PLC	700	16,875
AIA Group Ltd.	62,200	317,475
AMP Ltd.	10,841	41,165
Aviva PLC	49,490	300,285
AXA SA	8,208	180,465
BB Seguridade Participacoes SA	3,600	21,624
Direct Line Insurance Group PLC	5,034	27,228
Euler Hermes SA	432	35,857
Fairfax Financial Holdings Ltd. (sub. vtg.)	568	300,284
Gjensidige Forsikring ASA	1,339	21,049
Hiscox Ltd.	10,488	142,036
Insurance Australia Group Ltd.	4,091	15,096
Intact Financial Corp.	420	26,153
Jardine Lloyd Thompson Group PLC	4,149	45,996
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	10,500	44,413
Prudential PLC	6,680	116,327
Sampo Oyj (A Shares)	3,384	152,700
Sony Financial Holdings, Inc.	9,200	128,260
St. James's Place Capital PLC	66	788
Zurich Insurance Group AG	2,533	536,517
		2,470,593
Real Estate Investment Trusts - 0.4%
British Land Co. PLC	4,720	43,293
Derwent London PLC	455	19,208
Nippon Prologis REIT, Inc.	5	10,608
Unibail-Rodamco	208	51,986
Westfield Corp. unit	19,660	140,323
		265,418
Real Estate Management & Development - 1.9%
AEON MALL Co. Ltd.	990	14,033
Brookfield Asset Management, Inc.	1,615	49,516
Brookfield Asset Management, Inc. Class A	806	24,740
CapitaLand Ltd.	7,000	14,836
Cheung Kong Property Holdings Ltd.	4,920	25,175
China Overseas Land and Investment Ltd.	8,000	23,759
China Resources Land Ltd.	10,000	23,862
Daito Trust Construction Co. Ltd.	200	27,088
Daiwa House Industry Co. Ltd.	2,900	79,363
Deutsche Wohnen AG (Bearer)	9,099	241,272
Hongkong Land Holdings Ltd.	3,300	19,371
Hysan Development Co. Ltd.	4,000	15,839
LEG Immobilien AG	1,540	126,769
Lendlease Group unit	1,596	14,843
Leopalace21 Corp. (a)	5,800	33,652
Mitsui Fudosan Co. Ltd.	1,000	23,237
Sino Land Ltd.	14,000	19,439
Sumitomo Realty & Development Co. Ltd.	2,000	54,997
TAG Immobilien AG	3,952	46,904
Vonovia SE	7,326	228,887
		1,107,582

TOTAL FINANCIALS		11,018,808

HEALTH CARE - 8.9%
Biotechnology - 0.2%
Actelion Ltd.	742	103,590
Health Care Equipment & Supplies - 1.1%
Ansell Ltd.	1,355	16,635
Coloplast A/S Series B	461	34,836
Essilor International SA	295	35,188
Hoya Corp.	3,400	122,865
Nihon Kohden Corp.	4,900	119,772
Olympus Corp.	2,200	80,215
Straumann Holding AG	50	16,249
Sysmex Corp.	300	18,504
Terumo Corp.	6,200	211,817
		656,081
Health Care Providers & Services - 0.2%
Fresenius SE & Co. KGaA	1,408	93,249
Miraca Holdings, Inc.	600	25,851
Orpea	183	15,150
		134,250
Health Care Technology - 0.0%
M3, Inc.	1,000	23,804
Life Sciences Tools & Services - 0.3%
Eurofins Scientific SA	76	27,126
Gerresheimer AG	181	12,984
ICON PLC (a)	667	47,464
Lonza Group AG	373	56,781
		144,355
Pharmaceuticals - 7.1%
Astellas Pharma, Inc.	7,900	113,664
Bayer AG	5,577	578,156
GlaxoSmithKline PLC	16,187	313,705
Hikma Pharmaceuticals PLC	1,323	34,637
Novartis AG	11,396	817,750
Novo Nordisk A/S Series B	3,715	191,266
Roche Holding AG (participation certificate)	3,578	917,454
Sanofi SA	4,515	357,761
Santen Pharmaceutical Co. Ltd.	18,300	280,979
Sawai Pharmaceutical Co. Ltd.	200	13,820
Shionogi & Co. Ltd.	1,000	42,878
Shire PLC	3,593	187,445
Teva Pharmaceutical Industries Ltd.	500	28,240
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,367	242,805
Valeant Pharmaceuticals International, Inc. (Canada) (a)	584	38,427
		4,158,987

TOTAL HEALTH CARE		5,221,067

INDUSTRIALS - 11.8%
Aerospace & Defense - 0.8%
BAE Systems PLC	4,235	30,023
Cobham PLC	36,270	130,447
Finmeccanica SpA (a)	6,800	70,534
Rolls-Royce Group PLC	4,910	46,090
Safran SA	2,204	137,408
Thales SA	387	30,905
Zodiac Aerospace	2,135	35,767
		481,174
Air Freight & Logistics - 0.8%
PostNL NV (a)	18,548	72,336
Yamato Holdings Co. Ltd.	19,300	391,440
		463,776
Airlines - 0.7%
easyJet PLC	3,581	75,062
International Consolidated Airlines Group SA CDI	13,644	104,257
Japan Airlines Co. Ltd.	4,400	157,439
Ryanair Holdings PLC sponsored ADR	580	48,239
		384,997
Building Products - 0.6%
ASSA ABLOY AB (B Shares)	1,999	38,324
Compagnie de St. Gobain	1,602	62,338
Daikin Industries Ltd.	2,600	174,292
Geberit AG (Reg.)	139	50,296
Kingspan Group PLC (Ireland)	777	19,618
Toto Ltd.	700	20,139
		365,007
Commercial Services & Supplies - 1.3%
Brambles Ltd.	61,618	549,308
Edenred SA	1,831	32,228
Intrum Justitia AB	458	14,053
Secom Co. Ltd.	2,000	142,603
		738,192
Construction & Engineering - 0.5%
Balfour Beatty PLC (a)	27,117	94,885
Bouygues SA	811	31,818
SHIMIZU Corp.	2,000	15,202
Taisei Corp.	13,000	78,795
VINCI SA	1,477	102,543
		323,243
Electrical Equipment - 1.6%
Legrand SA	6,128	306,085
Nidec Corp.	600	40,188
Schneider Electric SA	9,410	560,887
Vestas Wind Systems A/S	650	44,052
		951,212
Industrial Conglomerates - 0.4%
Bidvest Group Ltd.	895	20,152
CK Hutchison Holdings Ltd.	14,076	170,022
Koninklijke Philips Electronics NV	2,660	67,537
		257,711
Machinery - 2.2%
Alfa Laval AB	4,737	74,691
Andritz AG	750	36,009
Atlas Copco AB (A Shares)	2,009	45,274
Daifuku Co. Ltd.	900	14,211
GEA Group AG	5,359	237,127
Glory Ltd.	1,900	64,008
IMI PLC	9,726	115,133
Kone Oyj (B Shares)	1,607	71,588
Kubota Corp.	10,000	128,013
Makita Corp.	1,300	76,360
Minebea Ltd.	3,000	22,027
Mitsubishi Heavy Industries Ltd.	1,000	3,558
NGK Insulators Ltd.	1,000	17,787
Nordson Corp.	1,112	79,697
Sandvik AB	6,234	57,011
Schindler Holding AG (participation certificate)	1,024	171,778
Spirax-Sarco Engineering PLC	1,802	78,880
Tadano Ltd.	2,000	17,122
Wartsila Corp.	41	1,656
		1,311,930
Professional Services - 0.8%
Capita Group PLC	4,677	65,227
Intertek Group PLC	2,672	108,670
Michael Page International PLC	13,608	70,041
SEEK Ltd.	2,794	30,950
SGS SA (Reg.)	82	165,725
Temp Holdings Co., Ltd.	900	11,474
		452,087
Road & Rail - 0.7%
DSV de Sammensluttede Vognmaend A/S	650	26,657
East Japan Railway Co.	4,200	367,792
Stagecoach Group PLC	2,073	7,822
		402,271
Trading Companies & Distributors - 1.2%
Brenntag AG	3,240	157,727
Bunzl PLC	10,567	284,299
Itochu Corp.	3,500	41,262
Misumi Group, Inc.	2,500	33,348
Mitsubishi Corp.	3,600	57,613
Rexel SA	3,671	45,166
Wolseley PLC	1,701	87,231
		706,646
Transportation Infrastructure - 0.2%
China Merchants Holdings International Co. Ltd.	30,593	84,762
Kamigumi Co. Ltd.	2,000	18,732
		103,494

TOTAL INDUSTRIALS		6,941,740

INFORMATION TECHNOLOGY - 9.8%
Communications Equipment - 0.6%
Telefonaktiebolaget LM Ericsson (B Shares)	36,329	333,656
Electronic Equipment & Components - 1.5%
Alps Electric Co. Ltd.	800	13,128
China High Precision Automation Group Ltd. (a)	15,000	0
Delta Electronics, Inc.	5,367	21,716
Halma PLC	11,729	144,884
Hirose Electric Co. Ltd.	1,155	130,299
Hitachi Ltd.	62,000	262,270
Keyence Corp.	200	103,369
Murata Manufacturing Co. Ltd.	1,100	131,998
Spectris PLC	3,137	78,898
		886,562
Internet Software & Services - 0.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,426	98,123
Baidu.com, Inc. sponsored ADR (a)	268	46,477
JUST EAT Ltd. (a)	3,191	17,130
NetEase, Inc. sponsored ADR	353	47,517
Rocket Internet AG (a)	905	20,576
Tencent Holdings Ltd.	3,600	65,871
United Internet AG	964	47,306
Yandex NV (a)	841	10,866
		353,866
IT Services - 2.1%
Amadeus IT Holding SA Class A	10,383	419,784
Capgemini SA	772	64,414
Cognizant Technology Solutions Corp. Class A (a)	2,343	133,504
Computershare Ltd.	7,996	51,935
IT Holdings Corp.	600	13,788
Luxoft Holding, Inc. (a)	205	10,406
MasterCard, Inc. Class A	887	77,098
Nomura Research Institute Ltd.	8,950	305,442
OBIC Co. Ltd.	2,200	109,313
SCSK Corp.	1,500	57,569
		1,243,253
Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc.	5,643	299,023
ARM Holdings PLC	2,752	37,817
ASM International NV (Netherlands)	1,048	44,406
Chipbond Technology Corp.	9,000	14,079
Disco Corp.	200	18,425
Infineon Technologies AG	11,984	145,455
NVIDIA Corp.	5,712	179,128
NXP Semiconductors NV (a)	977	69,601
SK Hynix, Inc.	928	22,463
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	23,964	564,352
Texas Instruments, Inc.	2,509	133,027
		1,527,776
Software - 1.7%
Cadence Design Systems, Inc. (a)	7,664	165,159
Check Point Software Technologies Ltd. (a)	1,299	107,908
Constellation Software, Inc.	42	17,524
Dassault Systemes SA	1,947	148,030
Micro Focus International PLC	1,155	23,712
Nintendo Co. Ltd.	300	41,992
Sage Group PLC	4,641	38,531
SAP AG	4,437	334,564
Square Enix Holdings Co. Ltd.	1,100	25,891
Synopsys, Inc. (a)	757	33,876
Trend Micro, Inc.	1,600	58,227
		995,414
Technology Hardware, Storage & Peripherals - 0.7%
Catcher Technology Co. Ltd.	3,000	23,465
Fujifilm Holdings Corp.	600	22,488
Logitech International SA (Reg.)	839	13,024
NEC Corp.	10,000	25,324
Neopost SA	1,491	31,823
Samsung Electronics Co. Ltd.	301	286,090
		402,214

TOTAL INFORMATION TECHNOLOGY		5,742,741

MATERIALS - 5.5%
Chemicals - 4.5%
Akzo Nobel NV	8,066	473,602
Clariant AG (Reg.)	12,051	201,795
Croda International PLC	4,238	175,308
Daicel Chemical Industries Ltd.	4,000	51,040
Evonik Industries AG	590	17,856
Givaudan SA	150	281,673
HEXPOL AB (B Shares)	1,500	15,137
Incitec Pivot Ltd.	16,313	33,882
JSR Corp.	1,800	25,233
LG Chemical Ltd.	120	29,046
Linde AG	2,432	339,966
Mitsui Chemicals, Inc.	9,000	29,406
Nippon Paint Holdings Co. Ltd.	5,900	118,101
Nissan Chemical Industries Co. Ltd.	700	15,787
Novozymes A/S Series B	658	28,309
Orica Ltd.	12,321	125,316
Shin-Etsu Chemical Co. Ltd.	1,300	65,275
Sumitomo Chemical Co. Ltd.	7,000	30,652
Symrise AG	4,581	294,721
Syngenta AG (Switzerland)	579	231,878
Yara International ASA	1,187	46,184
		2,630,167
Construction Materials - 0.2%
CRH PLC	880	22,572
James Hardie Industries PLC CDI	6,569	83,973
		106,545
Containers & Packaging - 0.0%
Billerud AB	781	12,351
Metals & Mining - 0.8%
BHP Billiton PLC	5,850	58,842
Hitachi Metals Ltd.	2,000	21,280
Iluka Resources Ltd.	11,074	53,194
Newcrest Mining Ltd. (a)	2,134	26,791
Randgold Resources Ltd.	653	59,318
Rio Tinto Ltd.	959	27,571
Rio Tinto PLC	7,938	210,364
		457,360
Paper & Forest Products - 0.0%
Mondi PLC	1,126	20,249

TOTAL MATERIALS		3,226,672

TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 1.7%
Bezeq The Israel Telecommunication Corp. Ltd.	8,500	19,081
BT Group PLC	30,124	202,860
Deutsche Telekom AG	6,780	113,409
Elisa Corp. (A Shares)	511	18,283
Hellenic Telecommunications Organization SA	3,772	31,309
HKT Trust/HKT Ltd. unit	27,140	37,545
Iliad SA	197	48,465
Nippon Telegraph & Telephone Corp.	2,100	88,929
Orange SA	4,400	76,210
Singapore Telecommunications Ltd.	24,500	64,893
TDC A/S	20,825	88,684
Telecom Italia SpA (a)	45,324	44,041
Telefonica Deutschland Holding AG	5,416	26,336
Telenor ASA	2,271	33,904
TeliaSonera AB	6,043	27,749
Telstra Corp. Ltd.	23,219	86,795
		1,008,493
Wireless Telecommunication Services - 3.9%
China Mobile Ltd.	22,768	242,923
KDDI Corp.	41,500	1,060,242
Mobile TeleSystems OJSC (a)	4,982	15,397
Philippine Long Distance Telephone Co.	510	19,598
SK Telecom Co. Ltd.	1,213	228,176
SoftBank Corp.	3,400	167,079
Vodafone Group PLC	187,429	568,453
		2,301,868

TOTAL TELECOMMUNICATION SERVICES		3,310,361

UTILITIES - 2.2%
Electric Utilities - 1.0%
Enel SpA	25,693	102,680
Iberdrola SA	11,229	72,340
Kansai Electric Power Co., Inc. (a)	4,200	46,147
Red Electrica Corporacion SA	400	31,830
Scottish & Southern Energy PLC	15,887	304,297
		557,294
Gas Utilities - 0.3%
APA Group unit	11,599	72,191
China Resource Gas Group Ltd.	28,000	73,077
ENN Energy Holdings Ltd.	4,000	18,282
Rubis	182	13,501
		177,051
Multi-Utilities - 0.9%
Centrica PLC	10,590	30,453
E.ON AG	9,510	85,925
Engie	20,313	315,663
Suez Environnement SA	3,092	53,633
Veolia Environnement SA	3,015	68,087
		553,761

TOTAL UTILITIES		1,288,106

TOTAL COMMON STOCKS
(Cost $50,449,113)		53,053,481

Nonconvertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG	3,048	357,108
CONSUMER STAPLES - 0.7%
Beverages - 0.2%
Ambev SA sponsored ADR	25,400	110,236
Household Products - 0.5%
Henkel AG & Co. KGaA	2,974	300,362

TOTAL CONSUMER STAPLES		410,598

MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA sponsored ADR	10,223	8,996
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $952,804)		776,702

Equity Funds - 1.4%
Europe Stock Funds - 1.4%
WisdomTree Europe Hedged Equity ETF
(Cost $1,001,411)	16,800	839,664
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.31% 4/28/16 to 5/26/16(b)
(Cost $139,928)	$140,000	139,935
	Shares

Money Market Funds - 6.3%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (c)
(Cost $3,668,441)	3,668,441	3,668,441
TOTAL INVESTMENT PORTFOLIO - 99.4%
(Cost $56,211,697)		58,478,223
NET OTHER ASSETS (LIABILITIES) - 0.6%		329,173
NET ASSETS - 100%		$58,807,396

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
8 CME NIKKEI 225 Index Contracts (Japan)	March 2016	640,200	$(150,982)
24 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2016	1,854,000	(136,291)
TOTAL FUTURES CONTRACTS			$(287,273)

The face value of futures purchased as a percentage of Net Assets is 4.2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $139,935.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$6,214,227	$2,703,178	$3,511,049	$--
Consumer Staples	8,523,267	2,666,735	5,856,532	--
Energy	2,334,198	613,287	1,720,911	--
Financials	11,018,808	5,204,089	5,814,719	--
Health Care	5,221,067	1,586,275	3,634,792	--
Industrials	6,941,740	4,172,969	2,768,771	--
Information Technology	5,742,741	3,505,855	2,236,886	--
Materials	3,235,668	2,005,891	1,229,777	--
Telecommunication Services	3,310,361	269,703	3,040,658	--
Utilities	1,288,106	578,177	709,929	--
Equity Funds	839,664	839,664	--	--
Other Short-Term Investments	139,935	--	139,935	--
Money Market Funds	3,668,441	3,668,441	--	--
Total Investments in Securities:	$58,478,223	$27,814,264	$30,663,959	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(287,273)	$(287,273)	$--	$--
Total Liabilities	$(287,273)	$(287,273)	$--	$--
Total Derivative Instruments:	$(287,273)	$(287,273)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$15,518,826
Level 2 to Level 1	$2,160,926

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(287,273)
Total Equity Risk	0	(287,273)
Total Value of Derivatives	$0	$(287,273)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

Japan	18.0%
United Kingdom	17.4%
United States of America	11.5%
Switzerland	10.2%
France	9.9%
Germany	7.5%
Netherlands	3.6%
Australia	3.1%
Hong Kong	1.9%
Sweden	1.8%
Spain	1.8%
Canada	1.8%
Italy	1.2%
Korea (South)	1.2%
Denmark	1.2%
Cayman Islands	1.1%
Taiwan	1.0%
Others (Individually Less Than 1%)	5.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $56,211,697)		$58,478,223
Foreign currency held at value (cost $137,858)		136,594
Receivable for investments sold		257,862
Receivable for fund shares sold		5,534
Dividends receivable		181,650
Interest receivable		309
Prepaid expenses		32
Other receivables		167
Total assets		59,060,371
Liabilities
Payable for investments purchased	$134,226
Accrued management fee	31,870
Distribution and service plan fees payable	19
Payable for daily variation margin for derivative instruments	25,320
Audit fee payable	38,763
Custody fee payable	15,249
Other affiliated payables	6,832
Other payables and accrued expenses	696
Total liabilities		252,975
Net Assets		$58,807,396
Net Assets consist of:
Paid in capital		$57,989,507
Distributions in excess of net investment income		(6,811)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,144,226)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,968,926
Net Assets		$58,807,396
International Multi-Manager:
Net Asset Value, offering price and redemption price per share ($55,756,348 ÷ 5,406,265 shares)		$10.31
Class F:
Net Asset Value, offering price and redemption price per share ($2,868,117 ÷ 277,865 shares)		$10.32
Class L:
Net Asset Value, offering price and redemption price per share ($91,729 ÷ 8,904 shares)		$10.30
Class N:
Net Asset Value, offering price and redemption price per share ($91,202 ÷ 8,859 shares)		$10.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$1,721,923
Interest		613
Income before foreign taxes withheld		1,722,536
Less foreign taxes withheld		(142,612)
Total income		1,579,924
Expenses
Management fee	$424,323
Transfer agent fees	56,772
Distribution and service plan fees	254
Accounting fees and expenses	33,594
Custodian fees and expenses	97,025
Independent trustees' compensation	730
Registration fees	40,098
Audit	60,772
Legal	487
Miscellaneous	692
Total expenses before reductions	714,747
Expense reductions	(9,598)	705,149
Net investment income (loss)		874,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(485,900)
Foreign currency transactions	(14,518)
Futures contracts	(61,805)
Realized gain distributions from underlying funds:
Unaffiliated issuers	63,792
Total net realized gain (loss)		(498,431)
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,983,737)
Assets and liabilities in foreign currencies	130
Futures contracts	(389,691)
Total change in net unrealized appreciation (depreciation)		(9,373,298)
Net gain (loss)		(9,871,729)
Net increase (decrease) in net assets resulting from operations		$(8,996,954)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$874,775	$906,412
Net realized gain (loss)	(498,431)	2,148,427
Change in net unrealized appreciation (depreciation)	(9,373,298)	(2,152,155)
Net increase (decrease) in net assets resulting from operations	(8,996,954)	902,684
Distributions to shareholders from net investment income	(879,986)	(1,434,668)
Distributions to shareholders from net realized gain	(504,100)	(2,718,059)
Total distributions	(1,384,086)	(4,152,727)
Share transactions - net increase (decrease)	2,859,241	(758,476)
Redemption fees	38	14
Total increase (decrease) in net assets	(7,521,761)	(4,008,505)
Net Assets
Beginning of period	66,329,157	70,337,662
End of period (including distributions in excess of net investment income of $6,811 and distributions in excess of net investment income of $291, respectively)	$58,807,396	$66,329,157

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$12.80	$11.04	$10.00
Income from Investment Operations
Net investment income (loss)C	.16	.17	.27D	.11
Net realized and unrealized gain (loss)	(1.75)	(.03)	1.89	1.05
Total from investment operations	(1.59)	.14	2.16	1.16
Distributions from net investment income	(.16)E	(.27)	(.17)	(.10)
Distributions from net realized gain	(.09)E	(.52)	(.23)	(.02)
Total distributions	(.25)	(.79)	(.40)	(.12)
Redemption fees added to paid in capitalC,F	–	–	–	–
Net asset value, end of period	$10.31	$12.15	$12.80	$11.04
Total ReturnG,H	(13.34)%	1.25%	19.74%	11.64%
Ratios to Average Net AssetsI
Expenses before reductions	1.10%	1.14%	1.20%	1.29%J
Expenses net of fee waivers, if any	1.10%	1.14%	1.18%	1.18%J
Expenses net of all reductions	1.09%	1.12%	1.17%	1.16%J
Net investment income (loss)	1.34%	1.38%	2.29%D	1.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$55,756	$63,653	$68,582	$56,164
Portfolio turnover rateK	42%	41%	46%	42%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$12.16	$12.82	$11.05	$10.69
Income from Investment Operations
Net investment income (loss)C	.17	.18	.29D	.01
Net realized and unrealized gain (loss)	(1.75)	(.04)	1.88	.35
Total from investment operations	(1.58)	.14	2.17	.36
Distributions from net investment income	(.17)E	(.29)	(.17)	–
Distributions from net realized gain	(.09)E	(.52)	(.23)	–
Total distributions	(.26)	(.80)F	(.40)	–
Redemption fees added to paid in capitalC,G	–	–	–	–
Net asset value, end of period	$10.32	$12.16	$12.82	$11.05
Total ReturnH,I	(13.26)%	1.30%	19.85%	3.37%
Ratios to Average Net AssetsJ
Expenses before reductions	1.01%	1.05%	1.16%	1.25%K
Expenses net of fee waivers, if any	1.01%	1.05%	1.09%	1.09%K
Expenses net of all reductions	1.00%	1.03%	1.08%	1.07%K
Net investment income (loss)	1.43%	1.48%	2.38%D	.44%K
Supplemental Data
Net assets, end of period (000 omitted)	$2,868	$2,465	$1,547	$267
Portfolio turnover rateL	42%	41%	46%	42%K

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.80 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$12.14	$12.80	$12.62
Income from Investment Operations
Net investment income (loss)C	.16	.17	.11D
Net realized and unrealized gain (loss)	(1.75)	(.04)	.45
Total from investment operations	(1.59)	.13	.56
Distributions from net investment income	(.16)E	(.28)	(.17)
Distributions from net realized gain	(.09)E	(.52)	(.21)
Total distributions	(.25)	(.79)F	(.38)
Redemption fees added to paid in capitalC,G	–	–	–
Net asset value, end of period	$10.30	$12.14	$12.80
Total ReturnH,I	(13.35)%	1.21%	4.57%
Ratios to Average Net AssetsJ
Expenses before reductions	1.11%	1.15%	1.33%K
Expenses net of fee waivers, if any	1.10%	1.15%	1.18%K
Expenses net of all reductions	1.09%	1.13%	1.17%K
Net investment income (loss)	1.34%	1.38%	2.88%D,K
Supplemental Data
Net assets, end of period (000 omitted)	$92	$106	$105
Portfolio turnover rateL	42%	41%	46%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$12.13	$12.79	$12.62
Income from Investment Operations
Net investment income (loss)C	.13	.14	.10D
Net realized and unrealized gain (loss)	(1.75)	(.04)	.45
Total from investment operations	(1.62)	.10	.55
Distributions from net investment income	(.13)E	(.24)	(.17)
Distributions from net realized gain	(.09)E	(.52)	(.21)
Total distributions	(.22)	(.76)	(.38)
Redemption fees added to paid in capitalC,F	–	–	–
Net asset value, end of period	$10.29	$12.13	$12.79
Total ReturnG,H	(13.55)%	.95%	4.45%
Ratios to Average Net AssetsI
Expenses before reductions	1.35%	1.40%	1.59%J
Expenses net of fee waivers, if any	1.35%	1.40%	1.43%J
Expenses net of all reductions	1.34%	1.38%	1.42%J
Net investment income (loss)	1.09%	1.13%	2.63%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$91	$105	$104
Portfolio turnover rateK	42%	41%	46%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$7,563,605
Gross unrealized depreciation	(5,728,950)
Net unrealized appreciation (depreciation) on securities	$1,834,655
Tax Cost	$56,643,568

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(999,620)
Net unrealized appreciation (depreciation) on securities and other investments	$1,824,706

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(999,620)

The Fund intends to elect to defer to its next fiscal year $6,700 of currency losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$879,986	$ 1,729,849
Long-term Capital Gains	504,100	2,422,878
Total	$1,384,086	$ 4,152,727

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(61,805) and a change in net unrealized appreciation (depreciation) of $(389,691) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $26,109,458 and $24,169,912, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Arrowstreet Capital, Limited Partnership and Thompson, Siegel & Walmsley LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$254	$254

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$56,584.09
Class L	94.09
Class N	94.09
	$56,772

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $94 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,260 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
International Multi-Manager	$1,334
Class L	2
Class N	2
$1,338

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
International Multi-Manager	$836,654	$1,385,396
Class F	40,798	44,987
Class L	1,378	2,272
Class N	1,156	2,013
Total	$879,986	$1,434,668
From net realized gain
International Multi-Manager	$483,052	$2,624,206
Class F	19,445	85,289
Class L	803	4,283
Class N	800	4,281
Total	$504,100	$2,718,059

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
International Multi-Manager
Shares sold	137,354	145,819	$1,616,006	$1,782,542
Reinvestment of distributions	112,265	335,000	1,319,706	4,009,602
Shares redeemed	(82,967)	(597,389)	(940,831)	(7,566,740)
Net increase (decrease)	166,652	(116,570)	$1,994,881	$(1,774,596)
Class F
Shares sold	120,262	89,216	$1,384,025	$1,094,055
Reinvestment of distributions	5,139	10,927	60,243	130,276
Shares redeemed	(50,276)	(18,073)	(584,045)	(221,060)
Net increase (decrease)	75,125	82,070	$860,223	$1,003,271
Class L
Reinvestment of distributions	186	549	2,181	6,555
Net increase (decrease)	186	549	$2,181	$6,555
Class N
Reinvestment of distributions	166	526	1,956	6,294
Net increase (decrease)	166	526	$1,956	$6,294

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers International Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
International Multi-Manager	1.11%
Actual		$1,000.00	$914.70	$5.28
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class F	1.01%
Actual		$1,000.00	$914.70	$4.81
Hypothetical-C		$1,000.00	$1,019.84	$5.07
Class L	1.11%
Actual		$1,000.00	$914.70	$5.28
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class N	1.36%
Actual		$1,000.00	$913.40	$6.47
Hypothetical-C		$1,000.00	$1,018.10	$6.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class F designates 2% of the dividends distributed in December 2015, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class F	12/7/15	$0.1833	$0.0233

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), Thompson, Siegel & Walmsley, LLC (Thompson, Siegel & Walmsley), and William Blair Investment Management LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, Thompson, Siegel & Walmsley, and William Blair(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class F had out-performed 65% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of Class F was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.18%, 1.18%, and 1.43%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class N were above, and the total expenses of Class F were below, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

STG-F-ANN-0416
1.951515.103

Strategic Advisers® International Multi-Manager Fund Class L and Class N Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Class L	(13.35)%	4.25%
Class N	(13.55)%	4.08%

 A From May 2, 2012.

 The initial offering of Class L shares took place on November 12, 2013. Returns prior to November 12, 2013 are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund.

 Class N shares bear a 0.25% 12b-1 fee. The initial offering of Class N shares took place on November 12, 2013. Returns prior to November 12, 2013, are those of Strategic Advisers® International Multi-Manager Fund, the original class of the fund, which has no 12b-1 fee. Had Class N's 12b-1 fee been reflected, returns prior to November 12, 2013, would have been lower.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® International Multi-Manager Fund - Class L on May 2, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

See previous page for additional information regarding the performance of Class L.

Period Ending Values
$11,727	Strategic Advisers® International Multi-Manager Fund - Class L
$11,522	MSCI EAFE Index

Management's Discussion of Fund Performance

Market Recap:  International equities suffered a setback for the year ending February 29, 2016, held back by a collapse in commodity prices that affected resources-related sectors and geographies in particular. The non-U.S. developed-markets MSCI EAFE Index returned -15.04% for the 12 months, hurt also by concerns about global economic growth. Stocks in developing markets fell further, with the MSCI Emerging Markets Index returning -23.13%. Commodity producers were pressured for much of the year, largely related to economic deceleration in China, the world's second-largest economy and a leading consumer of raw materials. Effects were exacerbated by U.S. dollar strength relative to global currencies, weighing on commodities priced in dollars and acutely affecting the equity returns of resources-related areas. Among regions within the MSCI EAFE Index, net energy consumer Japan (-10%) fared best; Asia Pacific ex Japan (-19%), worst. At the country level, only Denmark (+5%) and Israel (+3%) managed a gain, with several notching declines of greater than 20%. As for sectors, consumer staples (-2%) and telecommunication services (-6%) lost the least, whereas materials (-29%), financials (-22%) and energy (-21%) lost the most. Among emerging-markets countries, Hungary (+27%) proved the sole gainer. Meanwhile, Greece (-68%), Brazil (-40%), China (-29%) and India (-26%) headed the market's broad-based decline.

Comments from Portfolio Manager Wilfred Chilangwa:  For the year, the fund's share classes posted negative returns but outpaced the benchmark MSCI EAFE Index. Relative to the benchmark, sub-adviser Massachusetts Financial Services' (MFS) International Value strategy was the top contributor, as this manager's quality-focused all-cap approach delivered favorable overall positioning in Japan and solid stock selection in the United Kingdom. From a sector perspective, beneficial positioning in consumer staples, information technology and financials added the most value. William Blair Investment Management also aided the fund's relative performance, fueled by strong picks in continental Europe and the United Kingdom, along with lighter-than-benchmark exposure to poor-performing Australia. The Select International strategy run by FIAM℠ provided a further boost versus the benchmark. On the downside, MFS's International Research Equity strategy was hampered by adverse security selection in the United Kingdom, particularly among health care, industrials and utilities names. Causeway Capital Management's exposure to Canada and stock picks in continental Europe worked against its relative performance, as did an underweighting in Japan, which held up better than many other developed markets this past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA	2.2	2.0
KDDI Corp.	1.8	1.9
Roche Holding AG (participation certificate)	1.6	1.7
Danone SA	1.5	1.2
WisdomTree Europe Hedged Equity ETF	1.4	1.5
Novartis AG	1.4	2.0
Reckitt Benckiser Group PLC	1.4	1.2
Japan Tobacco, Inc.	1.2	1.0
British American Tobacco PLC (United Kingdom)	1.1	0.9
Bayer AG	1.0	1.3
	14.6

Top Five Market Sectors as of February 29, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	18.7	21.3
Consumer Staples	14.5	13.3
Industrials	11.8	10.3
Consumer Discretionary	10.5	11.2
Information Technology	9.8	8.2

Geographic Diversification (% of fund's net assets)

As of February 29, 2016
Japan	18.0%
United Kingdom	17.4%
United States of America*	11.5%
Switzerland	10.2%
France	9.9%
Germany	7.5%
Netherlands	3.6%
Australia	3.1%
Hong Kong	1.9%
Other	16.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of August 31, 2015
Japan	19.6%
United Kingdom	17.6%
United States of America*	10.7%
Switzerland	10.6%
France	9.1%
Germany	7.1%
Netherlands	3.7%
Australia	2.4%
Hong Kong	2.3%
Other	16.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Stocks	91.5%
Europe Stock Funds	1.4%
Short-Term Investments and Net Other Assets (Liabilities)	7.1%

As of August 31, 2015
Stocks	91.8%
Europe Stock Funds	1.5%
Short-Term Investments and Net Other Assets (Liabilities)	6.7%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 90.2%
	Shares	Value
CONSUMER DISCRETIONARY - 9.9%
Auto Components - 1.2%
Bridgestone Corp.	1,600	$56,019
Compagnie Plastic Omnium	416	13,282
Continental AG	935	187,764
DENSO Corp.	4,300	159,421
GKN PLC	41,235	157,831
Valeo SA	800	111,222
		685,539
Automobiles - 0.9%
Bayerische Motoren Werke AG (BMW)	517	42,000
Fuji Heavy Industries Ltd.	1,300	42,532
Geely Automobile Holdings Ltd.	10,000	3,703
Honda Motor Co. Ltd.	3,700	95,160
Isuzu Motors Ltd.	4,300	43,020
Renault SA	643	58,855
Suzuki Motor Corp.	1,800	45,042
Toyota Motor Corp.	3,400	177,268
Yamaha Motor Co. Ltd.	2,200	32,746
		540,326
Distributors - 0.0%
Inchcape PLC	1,893	19,471
Jardine Cycle & Carriage Ltd.	500	13,709
		33,180
Hotels, Restaurants & Leisure - 2.1%
Accor SA	1,169	49,787
Carnival PLC	4,152	205,114
Compass Group PLC	31,365	549,904
Flight Centre Travel Group Ltd.	1,941	57,355
InterContinental Hotel Group PLC	1,631	61,263
Oriental Land Co. Ltd.	200	13,690
TUI AG	2,682	40,219
Whitbread PLC	3,345	182,552
William Hill PLC	4,037	22,960
Yum! Brands, Inc.	567	41,090
		1,223,934
Household Durables - 1.0%
Berkeley Group Holdings PLC	768	34,730
Casio Computer Co. Ltd.	3,000	55,257
Haseko Corp.	1,100	9,520
Nikon Corp.	10,500	159,793
Sony Corp.	2,600	54,638
Steinhoff International Holdings NV (South Africa)	10,476	55,919
Taylor Wimpey PLC	43,726	113,321
Techtronic Industries Co. Ltd.	25,500	97,370
		580,548
Internet & Catalog Retail - 0.0%
YOOX SpA (a)	472	13,915
Zalando SE (a)	573	17,958
		31,873
Leisure Products - 0.1%
Sankyo Co. Ltd. (Gunma)	900	33,045
Yamaha Corp.	1,500	41,815
		74,860
Media - 2.5%
Altice NV:
Class A (a)	1,736	25,023
Class B (a)	800	11,757
Axel Springer Verlag AG	486	24,679
Dentsu, Inc.	700	32,536
Fuji Media Holdings, Inc.	1,100	12,582
ITV PLC	57,081	197,508
Naspers Ltd. Class N	458	54,401
Nippon Television Network Corp.	1,100	18,806
NOS SGPS SA	1,799	12,504
ProSiebenSat.1 Media AG	2,643	135,925
Publicis Groupe SA	1	62
RELX NV	30,483	500,738
RELX PLC	3,280	56,701
Technicolor SA	1,768	10,765
Telenet Group Holding NV (a)	491	25,849
UBM PLC	1,809	14,868
Vivendi SA	3,352	69,531
Wolters Kluwer NV	2,112	79,943
WPP PLC	9,547	201,083
		1,485,261
Multiline Retail - 0.3%
Dollarama, Inc.	570	33,180
Don Quijote Holdings Co. Ltd.	800	26,741
Next PLC	1,164	109,601
		169,522
Specialty Retail - 0.8%
ABC-MART, Inc.	800	45,983
Esprit Holdings Ltd.	92,750	82,876
Fast Retailing Co. Ltd.	100	27,745
Grandvision NV	284	8,113
Inditex SA	3,364	103,796
Nitori Holdings Co. Ltd.	600	46,083
USS Co. Ltd.	8,500	133,785
WH Smith PLC	546	13,732
		462,113
Textiles, Apparel & Luxury Goods - 1.0%
adidas AG	752	80,147
Burberry Group PLC	2,244	41,228
Christian Dior SA	242	42,740
Compagnie Financiere Richemont SA Series A	1,963	124,652
Global Brands Group Holding Ltd. (a)	20,000	2,366
Hermes International SCA	80	27,370
LVMH Moet Hennessy - Louis Vuitton SA	1,123	186,572
Pandora A/S	512	64,888
		569,963

TOTAL CONSUMER DISCRETIONARY		5,857,119

CONSUMER STAPLES - 13.8%
Beverages - 2.0%
Anheuser-Busch InBev SA NV	1,170	130,896
Asahi Group Holdings	1,300	38,203
Diageo PLC	13,846	358,258
Embotelladoras Arca S.A.B. de CV	3,313	20,209
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	214	20,028
Heineken NV (Bearer)	3,036	244,929
ITO EN Ltd.	3,200	90,829
Pernod Ricard SA	2,660	283,899
		1,187,251
Food & Staples Retailing - 0.7%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	981	44,388
Distribuidora Internacional de Alimentacion SA	3,534	17,854
Jeronimo Martins SGPS SA	2,067	29,288
Magnit OJSC (a)	174	24,602
PriceSmart, Inc.	402	31,059
Seven & i Holdings Co. Ltd.	1,600	63,794
Sundrug Co. Ltd.	1,500	99,131
Tsuruha Holdings, Inc.	300	25,371
Woolworths Ltd.	2,265	37,021
		372,508
Food Products - 4.1%
Aryzta AG	3,089	147,752
Danone SA	12,340	858,222
Greencore Group PLC	2,413	12,776
M. Dias Branco SA	307	4,850
Nestle SA	18,376	1,285,059
Toyo Suisan Kaisha Ltd.	3,000	107,482
Viscofan Envolturas Celulosicas SA	221	13,225
		2,429,366
Household Products - 2.3%
Colgate-Palmolive Co.	7,049	462,696
Reckitt Benckiser Group PLC	8,765	798,402
Svenska Cellulosa AB (SCA) (B Shares)	2,936	88,027
		1,349,125
Personal Products - 2.0%
AMOREPACIFIC Corp.	50	14,826
Kao Corp.	8,000	403,619
Kobayashi Pharmaceutical Co. Ltd.	1,400	119,650
Kose Corp.	500	42,987
L'Oreal SA	1,204	202,645
Pola Orbis Holdings, Inc.	300	22,054
Unilever NV (Certificaten Van Aandelen) (Bearer)	3,333	143,745
Unilever PLC	5,402	230,787
		1,180,313
Tobacco - 2.7%
British American Tobacco PLC (United Kingdom)	11,280	613,680
Imperial Tobacco Group PLC	2,704	140,099
Japan Tobacco, Inc.	18,200	723,721
KT&G Corp.	1,357	116,606
		1,594,106

TOTAL CONSUMER STAPLES		8,112,669

ENERGY - 4.0%
Energy Equipment & Services - 0.3%
Amec Foster Wheeler PLC	4,378	23,247
Core Laboratories NV	350	36,729
Technip SA	1,670	82,738
Tecnicas Reunidas SA	1,400	38,136
		180,850
Oil, Gas & Consumable Fuels - 3.7%
BP PLC	45,022	218,501
Cairn Energy PLC (a)	24,070	54,910
CNOOC Ltd.	179,000	186,463
Enbridge, Inc.	3,642	128,641
Eni SpA	7,016	98,120
Galp Energia SGPS SA Class B	6,104	67,133
Imperial Oil Ltd.	2,190	69,908
INPEX Corp.	12,900	93,001
Lundin Petroleum AB (a)	3,029	47,371
Oil Search Ltd. ADR	18,569	88,534
Royal Dutch Shell PLC:
Class A (Netherlands)	5,594	127,622
Class A (United Kingdom)	8,416	191,719
Class B (United Kingdom)	4,387	99,609
Statoil ASA	3,359	48,898
Suncor Energy, Inc.	2,400	58,678
Total SA	12,812	574,240
		2,153,348

TOTAL ENERGY		2,334,198

FINANCIALS - 18.7%
Banks - 9.3%
ABN AMRO Group NV GDR (a)	5,118	101,553
Australia & New Zealand Banking Group Ltd.	6,332	101,016
Banco Bilbao Vizcaya Argentaria SA	5,922	37,438
Banco Popolare Societa Cooperativa	2,498	20,585
Bank of Ireland (a)	234,641	66,801
Bankinter SA	10,005	66,381
Barclays PLC	152,213	361,615
BNP Paribas SA	6,567	307,188
BOC Hong Kong (Holdings) Ltd.	17,500	45,448
CaixaBank SA	39,412	112,454
Chiba Bank Ltd.	7,000	32,827
Credicorp Ltd. (United States)	307	35,993
Danske Bank A/S	2,863	78,330
DNB ASA	12,497	144,320
Dubai Islamic Bank Pakistan Ltd. (a)	8,303	14,445
Erste Group Bank AG	1,345	34,713
Hang Seng Bank Ltd.	3,300	55,749
HDFC Bank Ltd. sponsored ADR	2,454	129,620
HSBC Holdings PLC:
(Hong Kong)	35,200	222,994
(United Kingdom)	61,850	393,325
ING Groep NV (Certificaten Van Aandelen)	20,826	248,274
Intesa Sanpaolo SpA	108,050	272,920
Joyo Bank Ltd.	10,000	34,637
Jyske Bank A/S (Reg.)	861	37,570
Kasikornbank PCL:
NVDR	6,500	31,096
(For. Reg.)	400	1,947
KBC Groep NV	5,288	281,300
Lloyds Banking Group PLC	520,623	522,458
Mitsubishi UFJ Financial Group, Inc.	59,200	255,466
Nordea Bank AB	11,315	113,192
North Pacific Bank Ltd.	10,100	25,023
PT Bank Central Asia Tbk	44,000	44,339
Seven Bank Ltd.	10,800	46,213
Shinsei Bank Ltd.	18,000	21,375
Societe Generale Series A	2,223	78,074
Sumitomo Mitsui Financial Group, Inc.	13,400	376,006
Svenska Handelsbanken AB (A Shares)	10,814	138,288
Swedbank AB (A Shares)	4,940	99,787
Sydbank A/S	1,142	31,111
The Hachijuni Bank Ltd.	7,000	32,106
The Toronto-Dominion Bank	2,300	89,127
Unione di Banche Italiane ScpA	4,040	15,628
United Overseas Bank Ltd.	5,500	66,952
Westpac Banking Corp.	10,907	223,078
		5,448,762
Capital Markets - 2.0%
Azimut Holding SpA	1,200	23,197
Banca Generali SpA	1,193	30,511
CI Financial Corp.	1,290	28,575
Credit Suisse Group AG	2,586	34,612
Daiwa Securities Group, Inc.	9,000	53,125
Julius Baer Group Ltd.	3,841	153,255
Macquarie Group Ltd.	2,836	130,075
Partners Group Holding AG	359	130,423
Schroders PLC	700	25,488
UBS Group AG	36,030	553,531
		1,162,792
Consumer Finance - 0.2%
AEON Financial Service Co. Ltd.	2,700	60,332
Hitachi Capital Corp.	600	12,873
Provident Financial PLC	1,308	59,149
		132,354
Diversified Financial Services - 0.7%
Cerved Information Solutions SpA	2,661	21,002
Challenger Ltd.	5,837	31,330
Deutsche Boerse AG	431	35,436
Element Financial Corp.	4,294	45,479
IG Group Holdings PLC	7,027	74,430
London Stock Exchange Group PLC	872	32,503
ORIX Corp.	14,600	191,127
		431,307
Insurance - 4.2%
Admiral Group PLC	700	16,875
AIA Group Ltd.	62,200	317,475
AMP Ltd.	10,841	41,165
Aviva PLC	49,490	300,285
AXA SA	8,208	180,465
BB Seguridade Participacoes SA	3,600	21,624
Direct Line Insurance Group PLC	5,034	27,228
Euler Hermes SA	432	35,857
Fairfax Financial Holdings Ltd. (sub. vtg.)	568	300,284
Gjensidige Forsikring ASA	1,339	21,049
Hiscox Ltd.	10,488	142,036
Insurance Australia Group Ltd.	4,091	15,096
Intact Financial Corp.	420	26,153
Jardine Lloyd Thompson Group PLC	4,149	45,996
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	10,500	44,413
Prudential PLC	6,680	116,327
Sampo Oyj (A Shares)	3,384	152,700
Sony Financial Holdings, Inc.	9,200	128,260
St. James's Place Capital PLC	66	788
Zurich Insurance Group AG	2,533	536,517
		2,470,593
Real Estate Investment Trusts - 0.4%
British Land Co. PLC	4,720	43,293
Derwent London PLC	455	19,208
Nippon Prologis REIT, Inc.	5	10,608
Unibail-Rodamco	208	51,986
Westfield Corp. unit	19,660	140,323
		265,418
Real Estate Management & Development - 1.9%
AEON MALL Co. Ltd.	990	14,033
Brookfield Asset Management, Inc.	1,615	49,516
Brookfield Asset Management, Inc. Class A	806	24,740
CapitaLand Ltd.	7,000	14,836
Cheung Kong Property Holdings Ltd.	4,920	25,175
China Overseas Land and Investment Ltd.	8,000	23,759
China Resources Land Ltd.	10,000	23,862
Daito Trust Construction Co. Ltd.	200	27,088
Daiwa House Industry Co. Ltd.	2,900	79,363
Deutsche Wohnen AG (Bearer)	9,099	241,272
Hongkong Land Holdings Ltd.	3,300	19,371
Hysan Development Co. Ltd.	4,000	15,839
LEG Immobilien AG	1,540	126,769
Lendlease Group unit	1,596	14,843
Leopalace21 Corp. (a)	5,800	33,652
Mitsui Fudosan Co. Ltd.	1,000	23,237
Sino Land Ltd.	14,000	19,439
Sumitomo Realty & Development Co. Ltd.	2,000	54,997
TAG Immobilien AG	3,952	46,904
Vonovia SE	7,326	228,887
		1,107,582

TOTAL FINANCIALS		11,018,808

HEALTH CARE - 8.9%
Biotechnology - 0.2%
Actelion Ltd.	742	103,590
Health Care Equipment & Supplies - 1.1%
Ansell Ltd.	1,355	16,635
Coloplast A/S Series B	461	34,836
Essilor International SA	295	35,188
Hoya Corp.	3,400	122,865
Nihon Kohden Corp.	4,900	119,772
Olympus Corp.	2,200	80,215
Straumann Holding AG	50	16,249
Sysmex Corp.	300	18,504
Terumo Corp.	6,200	211,817
		656,081
Health Care Providers & Services - 0.2%
Fresenius SE & Co. KGaA	1,408	93,249
Miraca Holdings, Inc.	600	25,851
Orpea	183	15,150
		134,250
Health Care Technology - 0.0%
M3, Inc.	1,000	23,804
Life Sciences Tools & Services - 0.3%
Eurofins Scientific SA	76	27,126
Gerresheimer AG	181	12,984
ICON PLC (a)	667	47,464
Lonza Group AG	373	56,781
		144,355
Pharmaceuticals - 7.1%
Astellas Pharma, Inc.	7,900	113,664
Bayer AG	5,577	578,156
GlaxoSmithKline PLC	16,187	313,705
Hikma Pharmaceuticals PLC	1,323	34,637
Novartis AG	11,396	817,750
Novo Nordisk A/S Series B	3,715	191,266
Roche Holding AG (participation certificate)	3,578	917,454
Sanofi SA	4,515	357,761
Santen Pharmaceutical Co. Ltd.	18,300	280,979
Sawai Pharmaceutical Co. Ltd.	200	13,820
Shionogi & Co. Ltd.	1,000	42,878
Shire PLC	3,593	187,445
Teva Pharmaceutical Industries Ltd.	500	28,240
Teva Pharmaceutical Industries Ltd. sponsored ADR	4,367	242,805
Valeant Pharmaceuticals International, Inc. (Canada) (a)	584	38,427
		4,158,987

TOTAL HEALTH CARE		5,221,067

INDUSTRIALS - 11.8%
Aerospace & Defense - 0.8%
BAE Systems PLC	4,235	30,023
Cobham PLC	36,270	130,447
Finmeccanica SpA (a)	6,800	70,534
Rolls-Royce Group PLC	4,910	46,090
Safran SA	2,204	137,408
Thales SA	387	30,905
Zodiac Aerospace	2,135	35,767
		481,174
Air Freight & Logistics - 0.8%
PostNL NV (a)	18,548	72,336
Yamato Holdings Co. Ltd.	19,300	391,440
		463,776
Airlines - 0.7%
easyJet PLC	3,581	75,062
International Consolidated Airlines Group SA CDI	13,644	104,257
Japan Airlines Co. Ltd.	4,400	157,439
Ryanair Holdings PLC sponsored ADR	580	48,239
		384,997
Building Products - 0.6%
ASSA ABLOY AB (B Shares)	1,999	38,324
Compagnie de St. Gobain	1,602	62,338
Daikin Industries Ltd.	2,600	174,292
Geberit AG (Reg.)	139	50,296
Kingspan Group PLC (Ireland)	777	19,618
Toto Ltd.	700	20,139
		365,007
Commercial Services & Supplies - 1.3%
Brambles Ltd.	61,618	549,308
Edenred SA	1,831	32,228
Intrum Justitia AB	458	14,053
Secom Co. Ltd.	2,000	142,603
		738,192
Construction & Engineering - 0.5%
Balfour Beatty PLC (a)	27,117	94,885
Bouygues SA	811	31,818
SHIMIZU Corp.	2,000	15,202
Taisei Corp.	13,000	78,795
VINCI SA	1,477	102,543
		323,243
Electrical Equipment - 1.6%
Legrand SA	6,128	306,085
Nidec Corp.	600	40,188
Schneider Electric SA	9,410	560,887
Vestas Wind Systems A/S	650	44,052
		951,212
Industrial Conglomerates - 0.4%
Bidvest Group Ltd.	895	20,152
CK Hutchison Holdings Ltd.	14,076	170,022
Koninklijke Philips Electronics NV	2,660	67,537
		257,711
Machinery - 2.2%
Alfa Laval AB	4,737	74,691
Andritz AG	750	36,009
Atlas Copco AB (A Shares)	2,009	45,274
Daifuku Co. Ltd.	900	14,211
GEA Group AG	5,359	237,127
Glory Ltd.	1,900	64,008
IMI PLC	9,726	115,133
Kone Oyj (B Shares)	1,607	71,588
Kubota Corp.	10,000	128,013
Makita Corp.	1,300	76,360
Minebea Ltd.	3,000	22,027
Mitsubishi Heavy Industries Ltd.	1,000	3,558
NGK Insulators Ltd.	1,000	17,787
Nordson Corp.	1,112	79,697
Sandvik AB	6,234	57,011
Schindler Holding AG (participation certificate)	1,024	171,778
Spirax-Sarco Engineering PLC	1,802	78,880
Tadano Ltd.	2,000	17,122
Wartsila Corp.	41	1,656
		1,311,930
Professional Services - 0.8%
Capita Group PLC	4,677	65,227
Intertek Group PLC	2,672	108,670
Michael Page International PLC	13,608	70,041
SEEK Ltd.	2,794	30,950
SGS SA (Reg.)	82	165,725
Temp Holdings Co., Ltd.	900	11,474
		452,087
Road & Rail - 0.7%
DSV de Sammensluttede Vognmaend A/S	650	26,657
East Japan Railway Co.	4,200	367,792
Stagecoach Group PLC	2,073	7,822
		402,271
Trading Companies & Distributors - 1.2%
Brenntag AG	3,240	157,727
Bunzl PLC	10,567	284,299
Itochu Corp.	3,500	41,262
Misumi Group, Inc.	2,500	33,348
Mitsubishi Corp.	3,600	57,613
Rexel SA	3,671	45,166
Wolseley PLC	1,701	87,231
		706,646
Transportation Infrastructure - 0.2%
China Merchants Holdings International Co. Ltd.	30,593	84,762
Kamigumi Co. Ltd.	2,000	18,732
		103,494

TOTAL INDUSTRIALS		6,941,740

INFORMATION TECHNOLOGY - 9.8%
Communications Equipment - 0.6%
Telefonaktiebolaget LM Ericsson (B Shares)	36,329	333,656
Electronic Equipment & Components - 1.5%
Alps Electric Co. Ltd.	800	13,128
China High Precision Automation Group Ltd. (a)	15,000	0
Delta Electronics, Inc.	5,367	21,716
Halma PLC	11,729	144,884
Hirose Electric Co. Ltd.	1,155	130,299
Hitachi Ltd.	62,000	262,270
Keyence Corp.	200	103,369
Murata Manufacturing Co. Ltd.	1,100	131,998
Spectris PLC	3,137	78,898
		886,562
Internet Software & Services - 0.6%
Alibaba Group Holding Ltd. sponsored ADR (a)	1,426	98,123
Baidu.com, Inc. sponsored ADR (a)	268	46,477
JUST EAT Ltd. (a)	3,191	17,130
NetEase, Inc. sponsored ADR	353	47,517
Rocket Internet AG (a)	905	20,576
Tencent Holdings Ltd.	3,600	65,871
United Internet AG	964	47,306
Yandex NV (a)	841	10,866
		353,866
IT Services - 2.1%
Amadeus IT Holding SA Class A	10,383	419,784
Capgemini SA	772	64,414
Cognizant Technology Solutions Corp. Class A (a)	2,343	133,504
Computershare Ltd.	7,996	51,935
IT Holdings Corp.	600	13,788
Luxoft Holding, Inc. (a)	205	10,406
MasterCard, Inc. Class A	887	77,098
Nomura Research Institute Ltd.	8,950	305,442
OBIC Co. Ltd.	2,200	109,313
SCSK Corp.	1,500	57,569
		1,243,253
Semiconductors & Semiconductor Equipment - 2.6%
Analog Devices, Inc.	5,643	299,023
ARM Holdings PLC	2,752	37,817
ASM International NV (Netherlands)	1,048	44,406
Chipbond Technology Corp.	9,000	14,079
Disco Corp.	200	18,425
Infineon Technologies AG	11,984	145,455
NVIDIA Corp.	5,712	179,128
NXP Semiconductors NV (a)	977	69,601
SK Hynix, Inc.	928	22,463
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	23,964	564,352
Texas Instruments, Inc.	2,509	133,027
		1,527,776
Software - 1.7%
Cadence Design Systems, Inc. (a)	7,664	165,159
Check Point Software Technologies Ltd. (a)	1,299	107,908
Constellation Software, Inc.	42	17,524
Dassault Systemes SA	1,947	148,030
Micro Focus International PLC	1,155	23,712
Nintendo Co. Ltd.	300	41,992
Sage Group PLC	4,641	38,531
SAP AG	4,437	334,564
Square Enix Holdings Co. Ltd.	1,100	25,891
Synopsys, Inc. (a)	757	33,876
Trend Micro, Inc.	1,600	58,227
		995,414
Technology Hardware, Storage & Peripherals - 0.7%
Catcher Technology Co. Ltd.	3,000	23,465
Fujifilm Holdings Corp.	600	22,488
Logitech International SA (Reg.)	839	13,024
NEC Corp.	10,000	25,324
Neopost SA	1,491	31,823
Samsung Electronics Co. Ltd.	301	286,090
		402,214

TOTAL INFORMATION TECHNOLOGY		5,742,741

MATERIALS - 5.5%
Chemicals - 4.5%
Akzo Nobel NV	8,066	473,602
Clariant AG (Reg.)	12,051	201,795
Croda International PLC	4,238	175,308
Daicel Chemical Industries Ltd.	4,000	51,040
Evonik Industries AG	590	17,856
Givaudan SA	150	281,673
HEXPOL AB (B Shares)	1,500	15,137
Incitec Pivot Ltd.	16,313	33,882
JSR Corp.	1,800	25,233
LG Chemical Ltd.	120	29,046
Linde AG	2,432	339,966
Mitsui Chemicals, Inc.	9,000	29,406
Nippon Paint Holdings Co. Ltd.	5,900	118,101
Nissan Chemical Industries Co. Ltd.	700	15,787
Novozymes A/S Series B	658	28,309
Orica Ltd.	12,321	125,316
Shin-Etsu Chemical Co. Ltd.	1,300	65,275
Sumitomo Chemical Co. Ltd.	7,000	30,652
Symrise AG	4,581	294,721
Syngenta AG (Switzerland)	579	231,878
Yara International ASA	1,187	46,184
		2,630,167
Construction Materials - 0.2%
CRH PLC	880	22,572
James Hardie Industries PLC CDI	6,569	83,973
		106,545
Containers & Packaging - 0.0%
Billerud AB	781	12,351
Metals & Mining - 0.8%
BHP Billiton PLC	5,850	58,842
Hitachi Metals Ltd.	2,000	21,280
Iluka Resources Ltd.	11,074	53,194
Newcrest Mining Ltd. (a)	2,134	26,791
Randgold Resources Ltd.	653	59,318
Rio Tinto Ltd.	959	27,571
Rio Tinto PLC	7,938	210,364
		457,360
Paper & Forest Products - 0.0%
Mondi PLC	1,126	20,249

TOTAL MATERIALS		3,226,672

TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services - 1.7%
Bezeq The Israel Telecommunication Corp. Ltd.	8,500	19,081
BT Group PLC	30,124	202,860
Deutsche Telekom AG	6,780	113,409
Elisa Corp. (A Shares)	511	18,283
Hellenic Telecommunications Organization SA	3,772	31,309
HKT Trust/HKT Ltd. unit	27,140	37,545
Iliad SA	197	48,465
Nippon Telegraph & Telephone Corp.	2,100	88,929
Orange SA	4,400	76,210
Singapore Telecommunications Ltd.	24,500	64,893
TDC A/S	20,825	88,684
Telecom Italia SpA (a)	45,324	44,041
Telefonica Deutschland Holding AG	5,416	26,336
Telenor ASA	2,271	33,904
TeliaSonera AB	6,043	27,749
Telstra Corp. Ltd.	23,219	86,795
		1,008,493
Wireless Telecommunication Services - 3.9%
China Mobile Ltd.	22,768	242,923
KDDI Corp.	41,500	1,060,242
Mobile TeleSystems OJSC (a)	4,982	15,397
Philippine Long Distance Telephone Co.	510	19,598
SK Telecom Co. Ltd.	1,213	228,176
SoftBank Corp.	3,400	167,079
Vodafone Group PLC	187,429	568,453
		2,301,868

TOTAL TELECOMMUNICATION SERVICES		3,310,361

UTILITIES - 2.2%
Electric Utilities - 1.0%
Enel SpA	25,693	102,680
Iberdrola SA	11,229	72,340
Kansai Electric Power Co., Inc. (a)	4,200	46,147
Red Electrica Corporacion SA	400	31,830
Scottish & Southern Energy PLC	15,887	304,297
		557,294
Gas Utilities - 0.3%
APA Group unit	11,599	72,191
China Resource Gas Group Ltd.	28,000	73,077
ENN Energy Holdings Ltd.	4,000	18,282
Rubis	182	13,501
		177,051
Multi-Utilities - 0.9%
Centrica PLC	10,590	30,453
E.ON AG	9,510	85,925
Engie	20,313	315,663
Suez Environnement SA	3,092	53,633
Veolia Environnement SA	3,015	68,087
		553,761

TOTAL UTILITIES		1,288,106

TOTAL COMMON STOCKS
(Cost $50,449,113)		53,053,481

Nonconvertible Preferred Stocks - 1.3%
CONSUMER DISCRETIONARY - 0.6%
Automobiles - 0.6%
Volkswagen AG	3,048	357,108
CONSUMER STAPLES - 0.7%
Beverages - 0.2%
Ambev SA sponsored ADR	25,400	110,236
Household Products - 0.5%
Henkel AG & Co. KGaA	2,974	300,362

TOTAL CONSUMER STAPLES		410,598

MATERIALS - 0.0%
Metals & Mining - 0.0%
Gerdau SA sponsored ADR	10,223	8,996
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $952,804)		776,702

Equity Funds - 1.4%
Europe Stock Funds - 1.4%
WisdomTree Europe Hedged Equity ETF
(Cost $1,001,411)	16,800	839,664
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.31% 4/28/16 to 5/26/16(b)
(Cost $139,928)	$140,000	139,935
	Shares

Money Market Funds - 6.3%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (c)
(Cost $3,668,441)	3,668,441	3,668,441
TOTAL INVESTMENT PORTFOLIO - 99.4%
(Cost $56,211,697)		58,478,223
NET OTHER ASSETS (LIABILITIES) - 0.6%		329,173
NET ASSETS - 100%		$58,807,396

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
8 CME NIKKEI 225 Index Contracts (Japan)	March 2016	640,200	$(150,982)
24 ICE E-mini MSCI EAFE Index Contracts (United States)	March 2016	1,854,000	(136,291)
TOTAL FUTURES CONTRACTS			$(287,273)

The face value of futures purchased as a percentage of Net Assets is 4.2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $139,935.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$6,214,227	$2,703,178	$3,511,049	$--
Consumer Staples	8,523,267	2,666,735	5,856,532	--
Energy	2,334,198	613,287	1,720,911	--
Financials	11,018,808	5,204,089	5,814,719	--
Health Care	5,221,067	1,586,275	3,634,792	--
Industrials	6,941,740	4,172,969	2,768,771	--
Information Technology	5,742,741	3,505,855	2,236,886	--
Materials	3,235,668	2,005,891	1,229,777	--
Telecommunication Services	3,310,361	269,703	3,040,658	--
Utilities	1,288,106	578,177	709,929	--
Equity Funds	839,664	839,664	--	--
Other Short-Term Investments	139,935	--	139,935	--
Money Market Funds	3,668,441	3,668,441	--	--
Total Investments in Securities:	$58,478,223	$27,814,264	$30,663,959	$--
Derivative Instruments:
Liabilities
Futures Contracts	$(287,273)	$(287,273)	$--	$--
Total Liabilities	$(287,273)	$(287,273)	$--	$--
Total Derivative Instruments:	$(287,273)	$(287,273)	$--	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended February 29, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$15,518,826
Level 2 to Level 1	$2,160,926

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(287,273)
Total Equity Risk	0	(287,273)
Total Value of Derivatives	$0	$(287,273)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

Japan	18.0%
United Kingdom	17.4%
United States of America	11.5%
Switzerland	10.2%
France	9.9%
Germany	7.5%
Netherlands	3.6%
Australia	3.1%
Hong Kong	1.9%
Sweden	1.8%
Spain	1.8%
Canada	1.8%
Italy	1.2%
Korea (South)	1.2%
Denmark	1.2%
Cayman Islands	1.1%
Taiwan	1.0%
Others (Individually Less Than 1%)	5.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $56,211,697)		$58,478,223
Foreign currency held at value (cost $137,858)		136,594
Receivable for investments sold		257,862
Receivable for fund shares sold		5,534
Dividends receivable		181,650
Interest receivable		309
Prepaid expenses		32
Other receivables		167
Total assets		59,060,371
Liabilities
Payable for investments purchased	$134,226
Accrued management fee	31,870
Distribution and service plan fees payable	19
Payable for daily variation margin for derivative instruments	25,320
Audit fee payable	38,763
Custody fee payable	15,249
Other affiliated payables	6,832
Other payables and accrued expenses	696
Total liabilities		252,975
Net Assets		$58,807,396
Net Assets consist of:
Paid in capital		$57,989,507
Distributions in excess of net investment income		(6,811)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,144,226)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,968,926
Net Assets		$58,807,396
International Multi-Manager:
Net Asset Value, offering price and redemption price per share ($55,756,348 ÷ 5,406,265 shares)		$10.31
Class F:
Net Asset Value, offering price and redemption price per share ($2,868,117 ÷ 277,865 shares)		$10.32
Class L:
Net Asset Value, offering price and redemption price per share ($91,729 ÷ 8,904 shares)		$10.30
Class N:
Net Asset Value, offering price and redemption price per share ($91,202 ÷ 8,859 shares)		$10.29

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$1,721,923
Interest		613
Income before foreign taxes withheld		1,722,536
Less foreign taxes withheld		(142,612)
Total income		1,579,924
Expenses
Management fee	$424,323
Transfer agent fees	56,772
Distribution and service plan fees	254
Accounting fees and expenses	33,594
Custodian fees and expenses	97,025
Independent trustees' compensation	730
Registration fees	40,098
Audit	60,772
Legal	487
Miscellaneous	692
Total expenses before reductions	714,747
Expense reductions	(9,598)	705,149
Net investment income (loss)		874,775
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(485,900)
Foreign currency transactions	(14,518)
Futures contracts	(61,805)
Realized gain distributions from underlying funds:
Unaffiliated issuers	63,792
Total net realized gain (loss)		(498,431)
Change in net unrealized appreciation (depreciation) on: Investment securities	(8,983,737)
Assets and liabilities in foreign currencies	130
Futures contracts	(389,691)
Total change in net unrealized appreciation (depreciation)		(9,373,298)
Net gain (loss)		(9,871,729)
Net increase (decrease) in net assets resulting from operations		$(8,996,954)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$874,775	$906,412
Net realized gain (loss)	(498,431)	2,148,427
Change in net unrealized appreciation (depreciation)	(9,373,298)	(2,152,155)
Net increase (decrease) in net assets resulting from operations	(8,996,954)	902,684
Distributions to shareholders from net investment income	(879,986)	(1,434,668)
Distributions to shareholders from net realized gain	(504,100)	(2,718,059)
Total distributions	(1,384,086)	(4,152,727)
Share transactions - net increase (decrease)	2,859,241	(758,476)
Redemption fees	38	14
Total increase (decrease) in net assets	(7,521,761)	(4,008,505)
Net Assets
Beginning of period	66,329,157	70,337,662
End of period (including distributions in excess of net investment income of $6,811 and distributions in excess of net investment income of $291, respectively)	$58,807,396	$66,329,157

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$12.15	$12.80	$11.04	$10.00
Income from Investment Operations
Net investment income (loss)C	.16	.17	.27D	.11
Net realized and unrealized gain (loss)	(1.75)	(.03)	1.89	1.05
Total from investment operations	(1.59)	.14	2.16	1.16
Distributions from net investment income	(.16)E	(.27)	(.17)	(.10)
Distributions from net realized gain	(.09)E	(.52)	(.23)	(.02)
Total distributions	(.25)	(.79)	(.40)	(.12)
Redemption fees added to paid in capitalC,F	–	–	–	–
Net asset value, end of period	$10.31	$12.15	$12.80	$11.04
Total ReturnG,H	(13.34)%	1.25%	19.74%	11.64%
Ratios to Average Net AssetsI
Expenses before reductions	1.10%	1.14%	1.20%	1.29%J
Expenses net of fee waivers, if any	1.10%	1.14%	1.18%	1.18%J
Expenses net of all reductions	1.09%	1.12%	1.17%	1.16%J
Net investment income (loss)	1.34%	1.38%	2.29%D	1.26%J
Supplemental Data
Net assets, end of period (000 omitted)	$55,756	$63,653	$68,582	$56,164
Portfolio turnover rateK	42%	41%	46%	42%J

 A For the year ended February 29.

 B For the period May 2, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$12.16	$12.82	$11.05	$10.69
Income from Investment Operations
Net investment income (loss)C	.17	.18	.29D	.01
Net realized and unrealized gain (loss)	(1.75)	(.04)	1.88	.35
Total from investment operations	(1.58)	.14	2.17	.36
Distributions from net investment income	(.17)E	(.29)	(.17)	–
Distributions from net realized gain	(.09)E	(.52)	(.23)	–
Total distributions	(.26)	(.80)F	(.40)	–
Redemption fees added to paid in capitalC,G	–	–	–	–
Net asset value, end of period	$10.32	$12.16	$12.82	$11.05
Total ReturnH,I	(13.26)%	1.30%	19.85%	3.37%
Ratios to Average Net AssetsJ
Expenses before reductions	1.01%	1.05%	1.16%	1.25%K
Expenses net of fee waivers, if any	1.01%	1.05%	1.09%	1.09%K
Expenses net of all reductions	1.00%	1.03%	1.08%	1.07%K
Net investment income (loss)	1.43%	1.48%	2.38%D	.44%K
Supplemental Data
Net assets, end of period (000 omitted)	$2,868	$2,465	$1,547	$267
Portfolio turnover rateL	42%	41%	46%	42%K

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.59%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.80 per share is comprised of distributions from net investment income of $.286 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$12.14	$12.80	$12.62
Income from Investment Operations
Net investment income (loss)C	.16	.17	.11D
Net realized and unrealized gain (loss)	(1.75)	(.04)	.45
Total from investment operations	(1.59)	.13	.56
Distributions from net investment income	(.16)E	(.28)	(.17)
Distributions from net realized gain	(.09)E	(.52)	(.21)
Total distributions	(.25)	(.79)F	(.38)
Redemption fees added to paid in capitalC,G	–	–	–
Net asset value, end of period	$10.30	$12.14	$12.80
Total ReturnH,I	(13.35)%	1.21%	4.57%
Ratios to Average Net AssetsJ
Expenses before reductions	1.11%	1.15%	1.33%K
Expenses net of fee waivers, if any	1.10%	1.15%	1.18%K
Expenses net of all reductions	1.09%	1.13%	1.17%K
Net investment income (loss)	1.34%	1.38%	2.88%D,K
Supplemental Data
Net assets, end of period (000 omitted)	$92	$106	$105
Portfolio turnover rateL	42%	41%	46%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 2.09%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.79 per share is comprised of distributions from net investment income of $.275 and distributions from net realized gain of $.517 per share.

 G Amount represents less than $.005 per share.

 H Total returns for periods of less than one year are not annualized.

 I Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 K Annualized

 L Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers International Multi-Manager Fund Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$12.13	$12.79	$12.62
Income from Investment Operations
Net investment income (loss)C	.13	.14	.10D
Net realized and unrealized gain (loss)	(1.75)	(.04)	.45
Total from investment operations	(1.62)	.10	.55
Distributions from net investment income	(.13)E	(.24)	(.17)
Distributions from net realized gain	(.09)E	(.52)	(.21)
Total distributions	(.22)	(.76)	(.38)
Redemption fees added to paid in capitalC,F	–	–	–
Net asset value, end of period	$10.29	$12.13	$12.79
Total ReturnG,H	(13.55)%	.95%	4.45%
Ratios to Average Net AssetsI
Expenses before reductions	1.35%	1.40%	1.59%J
Expenses net of fee waivers, if any	1.35%	1.40%	1.43%J
Expenses net of all reductions	1.34%	1.38%	1.42%J
Net investment income (loss)	1.09%	1.13%	2.63%D,J
Supplemental Data
Net assets, end of period (000 omitted)	$91	$105	$104
Portfolio turnover rateK	42%	41%	46%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Net Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.84%.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Amount represents less than $.005 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers International Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers International Multi-Manager, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the underlying funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$7,563,605
Gross unrealized depreciation	(5,728,950)
Net unrealized appreciation (depreciation) on securities	$1,834,655
Tax Cost	$56,643,568

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(999,620)
Net unrealized appreciation (depreciation) on securities and other investments	$1,824,706

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(999,620)

The Fund intends to elect to defer to its next fiscal year $6,700 of currency losses recognized during the period November 1, 2015 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$879,986	$ 1,729,849
Long-term Capital Gains	504,100	2,422,878
Total	$1,384,086	$ 4,152,727

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(61,805) and a change in net unrealized appreciation (depreciation) of $(389,691) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities and U.S. government securities, aggregated $26,109,458 and $24,169,912, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .65% of the Fund's average net assets.

Sub-Advisers. Causeway Capital Management, LLC, Massachusetts Financial Services Company (MFS), FIAM LLC (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, and William Blair & Company, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

Arrowstreet Capital, Limited Partnership and Thompson, Siegel & Walmsley LLC have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$254	$254

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
International Multi-Manager	$56,584.09
Class L	94.09
Class N	94.09
	$56,772

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $11 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $94 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,260 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
International Multi-Manager	$1,334
Class L	2
Class N	2
$1,338

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended February 29, 2016	Year ended February 28, 2015
From net investment income
International Multi-Manager	$836,654	$1,385,396
Class F	40,798	44,987
Class L	1,378	2,272
Class N	1,156	2,013
Total	$879,986	$1,434,668
From net realized gain
International Multi-Manager	$483,052	$2,624,206
Class F	19,445	85,289
Class L	803	4,283
Class N	800	4,281
Total	$504,100	$2,718,059

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended February 29, 2016	Year ended February 28, 2015	Year ended February 29, 2016	Year ended February 28, 2015
International Multi-Manager
Shares sold	137,354	145,819	$1,616,006	$1,782,542
Reinvestment of distributions	112,265	335,000	1,319,706	4,009,602
Shares redeemed	(82,967)	(597,389)	(940,831)	(7,566,740)
Net increase (decrease)	166,652	(116,570)	$1,994,881	$(1,774,596)
Class F
Shares sold	120,262	89,216	$1,384,025	$1,094,055
Reinvestment of distributions	5,139	10,927	60,243	130,276
Shares redeemed	(50,276)	(18,073)	(584,045)	(221,060)
Net increase (decrease)	75,125	82,070	$860,223	$1,003,271
Class L
Reinvestment of distributions	186	549	2,181	6,555
Net increase (decrease)	186	549	$2,181	$6,555
Class N
Reinvestment of distributions	166	526	1,956	6,294
Net increase (decrease)	166	526	$1,956	$6,294

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers International Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers International Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers International Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan participants) or 1-877-208-0098 (Advisors and Investment Professionals).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
International Multi-Manager	1.11%
Actual		$1,000.00	$914.70	$5.28
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class F	1.01%
Actual		$1,000.00	$914.70	$4.81
Hypothetical-C		$1,000.00	$1,019.84	$5.07
Class L	1.11%
Actual		$1,000.00	$914.70	$5.28
Hypothetical-C		$1,000.00	$1,019.34	$5.57
Class N	1.36%
Actual		$1,000.00	$913.40	$6.47
Hypothetical-C		$1,000.00	$1,018.10	$6.82

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

Class L and Class N designates 2% of the dividends distributed in December 2015, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Class L and Class N designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class L	12/07/15	$0.1743	$0.0233
Class N	12/07/15	$0.1493	$0.0233

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers International Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Causeway Capital Management LLC (Causeway), Massachusetts Financial Services Company (MFS), Pyramis Global Advisors, LLC (Pyramis), Thompson, Siegel & Walmsley, LLC (Thompson, Siegel & Walmsley), and William Blair Investment Management LLC (William Blair) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, Causeway, MFS, Pyramis, Thompson, Siegel & Walmsley, and William Blair(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers International Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class F was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class F had out-performed 65% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of Class F was higher than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.18%, 1.18%, and 1.43%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.09% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers International Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each of the retail class, Class L, and Class N were above, and the total expenses of Class F were below, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

STG-L-STG-N-ANN-0416
1.9585951.102

Strategic Advisers® Small-Mid Cap Multi-Manager Fund Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Strategic Advisers® Small-Mid Cap Multi-Manager Fund	(14.27)%	9.39%

 A From December 20, 2011

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Small-Mid Cap Multi-Manager Fund, a class of the fund, on December 20, 2011, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2500™ Index performed over the same period.

Period Ending Values
$14,577	Strategic Advisers® Small-Mid Cap Multi-Manager Fund
$15,695	Russell 2500™ Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned -6.19% for the year ending February 29, 2016. Largely range-bound for the first half of the period, U.S. stocks suffered a steep, late-summer decline on concern about an economic slowdown in China. The market recovered in October, lifted by the U.S. Federal Reserve's decision to delay raising near-term interest rates until mid-December. Investors also drew courage from a rate cut in China and economic stimulus in Europe. But continued oil-price weakness and U.S.-dollar strength, plus fresh worries about China and the Middle East, pushed the S&P 500® to its worst January since 2009, followed by a volatile but ultimately flattish February. Overall, growth-oriented and larger-cap stocks fared better than value and smaller-cap complements. In this environment, the tech-heavy Nasdaq Composite Index® returned -7.07% for the 12 months; the Russell 2000® Index, -14.97%. Few sectors within the broad-market S&P 500® gained ground, with a wide gap separating leaders from laggards. Despite increased competition among wireless carriers, telecommunication services (+8%) led the way, followed by the more defensive utilities sector (+6%). Rising wages and low inflation buoyed consumer staples (+4%), less so consumer discretionary (0%). Meanwhile, energy (-24%) foundered amid commodity weakness that also hurt materials (-17%). The financials sector (-12%) struggled as well.

Comments from Portfolio Manager Barry Golden:  Reflecting the challenging environment created by a sharp downturn in stocks in August and again in the early months of 2016, the fund's share classes lagged the -13.30% return of the benchmark Russell 2500™ Index. Relative to the benchmark, sub-adviser Advisory Research's strategy emphasizing companies' intrinsic value performed somewhat worse than expected, given that this manager also incorporates a quality tilt into its investment process. It was hampered by selections in the materials sector and the health care equipment & services and diversified financials groups. Newly hired sub-adviser Portolan Capital Management® modestly detracted, as this manager's somewhat higher-risk, global-growth strategy underperformed amid a generally risk-averse market environment. On the plus side, RS Investment Management, which runs an aggressive-growth, quality-tilted strategy, performed better than anticipated given its higher-risk approach. This manager was helped by favorable positioning in energy and technology, along with solid selections in industrials. Arrowpoint Asset Management, also hired during the period, was another contributor, as this manager's quality-oriented growth strategy helped it outperform when the market environment shifted in January and February.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Top Ten Holdings as of February 29, 2016

(excluding cash equivalent)	% of fund's net assets	% of fund's net assets 6 months ago
PowerShares S&P SmallCap Financials Portfolio ETF	1.0	0.9
E*TRADE Financial Corp.	0.8	0.8
Allison Transmission Holdings, Inc.	0.8	0.8
Pinnacle Foods, Inc.	0.7	0.4
Voya Financial, Inc.	0.7	0.8
Euronet Worldwide, Inc.	0.7	0.6
FNF Group	0.6	0.6
Berry Plastics Group, Inc.	0.6	0.5
Mellanox Technologies Ltd.	0.6	0.3
CoreLogic, Inc.	0.6	0.6
	7.1

Top Five Market Sectors as of February 29, 2016

(stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	21.1	19.5
Financials	17.4	18.8
Consumer Discretionary	15.4	13.8
Industrials	13.8	14.7
Health Care	12.4	14.0

Asset Allocation (% of fund's net assets)

As of February 29, 2016
Common Stocks	92.0%
Sector Funds	1.0%
Short-Term Investments and Net Other Assets (Liabilities)	7.0%

As of August 31, 2015
Common Stocks	93.1%
Sector Funds	0.9%
Short-Term Investments and Net Other Assets (Liabilities)	6.0%

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Common Stocks - 92.0%
	Shares	Value
CONSUMER DISCRETIONARY - 15.4%
Auto Components - 0.9%
BorgWarner, Inc.	360	$11,765
Cooper Tire & Rubber Co.	1,125	44,213
Dana Holding Corp.	2,344	29,159
Delphi Automotive PLC	187	12,469
Gentex Corp.	3,228	47,000
The Goodyear Tire & Rubber Co.	1,782	53,674
Visteon Corp.	1,056	73,836
		272,116
Automobiles - 0.4%
Harley-Davidson, Inc.	3,160	136,417
Distributors - 0.6%
LKQ Corp. (a)	6,061	167,284
Pool Corp.	379	30,422
		197,706
Diversified Consumer Services - 1.2%
2U, Inc. (a)	1,871	41,817
Grand Canyon Education, Inc. (a)	1,040	40,539
H&R Block, Inc.	3,752	123,366
Houghton Mifflin Harcourt Co. (a)	1,373	25,826
LifeLock, Inc. (a)	1,162	12,817
ServiceMaster Global Holdings, Inc. (a)	3,376	128,052
		372,417
Hotels, Restaurants & Leisure - 3.1%
BJ's Restaurants, Inc. (a)	457	20,145
Bravo Brio Restaurant Group, Inc. (a)	1,825	14,253
Brinker International, Inc.	378	18,824
Carrols Restaurant Group, Inc. (a)	3,869	51,342
Dave & Buster's Entertainment, Inc. (a)	860	31,743
Del Taco Restaurants, Inc. (a)	282	3,054
Domino's Pizza, Inc.	231	30,732
Dunkin' Brands Group, Inc.	1,798	83,751
El Pollo Loco Holdings, Inc. (a)	1,241	16,021
Fiesta Restaurant Group, Inc. (a)	990	32,789
Hyatt Hotels Corp. Class A (a)	1,965	90,685
Jack in the Box, Inc.	341	23,444
Kona Grill, Inc. (a)	568	8,418
Marriott Vacations Worldwide Corp.	366	22,161
MGM Mirage, Inc. (a)	7,840	148,411
Penn National Gaming, Inc. (a)	1,358	18,795
Popeyes Louisiana Kitchen, Inc. (a)	1,020	55,580
Six Flags Entertainment Corp.	1,660	84,428
Sonic Corp.	1,240	36,419
Starwood Hotels & Resorts Worldwide, Inc.	340	23,497
Texas Roadhouse, Inc. Class A	665	27,737
The Cheesecake Factory, Inc.	424	21,158
Vail Resorts, Inc.	230	29,304
Wendy's Co.	4,725	44,273
		936,964
Household Durables - 0.8%
CalAtlantic Group, Inc.	513	15,564
D.R. Horton, Inc.	1,030	27,522
Helen of Troy Ltd. (a)	210	20,026
iRobot Corp. (a)	1,304	40,867
Newell Rubbermaid, Inc.	2,685	102,057
Toll Brothers, Inc. (a)	800	21,960
TopBuild Corp. (a)	488	13,166
		241,162
Internet & Catalog Retail - 0.4%
1-800-FLOWERS.com, Inc. Class A (a)	1,183	9,239
Duluth Holdings, Inc.	200	3,310
Expedia, Inc.	58	6,038
Groupon, Inc. Class A (a)	8,286	39,607
Shutterfly, Inc. (a)	1,219	54,172
		112,366
Leisure Products - 0.5%
Brunswick Corp.	460	19,568
Hasbro, Inc.	780	59,179
Polaris Industries, Inc.	695	61,097
		139,844
Media - 2.4%
Crown Media Holdings, Inc. Class A (a)	1,050	4,610
Discovery Communications, Inc. Class A (a)	605	15,125
E.W. Scripps Co. Class A	1,141	19,694
Gray Television, Inc. (a)	3,385	39,063
IMAX Corp. (a)	2,702	79,736
Lions Gate Entertainment Corp.	286	6,035
Media General, Inc. (a)	2,269	37,711
National CineMedia, Inc.	4,941	73,868
News Corp. Class A	4,843	52,401
Nexstar Broadcasting Group, Inc. Class A	1,007	44,993
Omnicom Group, Inc.	120	9,337
Scholastic Corp.	1,290	45,189
Sinclair Broadcast Group, Inc. Class A	3,108	95,944
Tegna, Inc.	4,355	107,307
Tribune Media Co. Class A	2,715	97,469
		728,482
Specialty Retail - 3.4%
Aarons, Inc. Class A	947	21,772
Advance Auto Parts, Inc.	92	13,656
American Eagle Outfitters, Inc.	2,783	42,469
Cabela's, Inc. Class A (a)	160	7,677
CST Brands, Inc.	4,836	156,880
Destination Maternity Corp.	417	3,369
Destination XL Group, Inc. (a)	5,016	22,321
DSW, Inc. Class A	2,050	53,710
Express, Inc. (a)	900	15,507
Five Below, Inc. (a)	1,303	49,970
Genesco, Inc. (a)	81	5,344
GNC Holdings, Inc.	360	10,253
Hibbett Sports, Inc. (a)	1,199	42,565
Lithia Motors, Inc. Class A (sub. vtg.)	1,107	102,641
Monro Muffler Brake, Inc.	366	25,023
New York & Co., Inc. (a)	900	1,800
Office Depot, Inc. (a)	2,156	10,952
Outerwall, Inc.	789	24,609
Rent-A-Center, Inc.	2,352	30,035
Restoration Hardware Holdings, Inc. (a)	840	31,912
Ross Stores, Inc.	220	12,096
Sally Beauty Holdings, Inc. (a)	3,812	120,383
Select Comfort Corp. (a)	450	8,055
Staples, Inc.	5,500	51,975
The Container Store Group, Inc. (a)	1,652	8,937
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	460	75,987
Vitamin Shoppe, Inc. (a)	315	8,691
Williams-Sonoma, Inc.	1,090	56,800
		1,015,389
Textiles, Apparel & Luxury Goods - 1.7%
Carter's, Inc.	1,494	151,835
Crocs, Inc. (a)	820	8,028
Deckers Outdoor Corp. (a)	220	12,443
G-III Apparel Group Ltd. (a)	1,618	85,350
Oxford Industries, Inc.	139	10,096
PVH Corp.	1,528	120,941
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	464	15,275
Steven Madden Ltd. (a)	660	23,232
Tumi Holdings, Inc. (a)	1,015	20,046
Wolverine World Wide, Inc.	2,977	56,355
		503,601

TOTAL CONSUMER DISCRETIONARY		4,656,464

CONSUMER STAPLES - 1.9%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (a)	163	30,662
Food & Staples Retailing - 0.2%
Casey's General Stores, Inc.	120	12,668
Fresh Market, Inc. (a)	1,390	32,067
Sprouts Farmers Market LLC (a)	1,065	30,331
		75,066
Food Products - 1.3%
B&G Foods, Inc. Class A	590	20,408
Cal-Maine Foods, Inc.	822	43,878
Ingredion, Inc.	180	18,220
Lancaster Colony Corp.	267	27,173
Pinnacle Foods, Inc.	5,305	229,123
Snyders-Lance, Inc.	1,550	50,701
		389,503
Household Products - 0.2%
Energizer Holdings, Inc.	145	5,646
Spectrum Brands Holdings, Inc.	508	48,651
		54,297
Personal Products - 0.1%
Edgewell Personal Care Co. (a)	145	11,085
Elizabeth Arden, Inc. (a)	650	4,030
		15,115

TOTAL CONSUMER STAPLES		564,643

ENERGY - 2.3%
Energy Equipment & Services - 0.8%
Dril-Quip, Inc. (a)	737	39,982
Helmerich & Payne, Inc.	135	7,151
ION Geophysical Corp. (a)	186	577
McDermott International, Inc. (a)	1,150	3,795
Nabors Industries Ltd.	3,875	27,745
Oceaneering International, Inc.	662	18,284
Patterson-UTI Energy, Inc.	907	14,095
Precision Drilling Corp.	18,350	58,861
RigNet, Inc. (a)	2,377	31,376
TETRA Technologies, Inc. (a)	2,000	10,080
U.S. Silica Holdings, Inc.	935	17,943
		229,889
Oil, Gas & Consumable Fuels - 1.5%
Carrizo Oil & Gas, Inc. (a)	2,497	53,686
Cheniere Energy Partners LP Holdings LLC	771	12,930
Cheniere Energy, Inc. (a)	1,107	39,575
Diamondback Energy, Inc.	320	22,800
Energen Corp.	2,116	56,032
Laredo Petroleum, Inc. (a)	1,525	7,793
Memorial Resource Development Corp. (a)	1,358	13,132
Newfield Exploration Co. (a)	3,175	86,455
PBF Energy, Inc. Class A	1,695	51,189
Pioneer Natural Resources Co.	425	51,225
Sunoco Logistics Partners, LP	516	15,506
Valero Energy Corp.	240	14,419
WPX Energy, Inc. (a)	8,005	32,901
		457,643

TOTAL ENERGY		687,532

FINANCIALS - 17.4%
Banks - 4.2%
Bank of the Ozarks, Inc.	478	18,088
BankUnited, Inc.	3,672	117,945
Cathay General Bancorp	732	19,537
Columbia Banking Systems, Inc.	1,012	29,176
Comerica, Inc.	380	12,836
Cullen/Frost Bankers, Inc.	686	32,880
East West Bancorp, Inc.	1,786	53,526
First Niagara Financial Group, Inc.	720	6,653
First Republic Bank	1,190	73,233
Great Western Bancorp, Inc.	949	23,355
Hancock Holding Co.	1,372	31,652
Home Bancshares, Inc.	621	24,542
Huntington Bancshares, Inc.	2,710	23,713
Investors Bancorp, Inc.	6,821	77,214
KeyCorp	6,515	68,733
MB Financial, Inc.	617	18,831
Opus Bank	650	20,969
PacWest Bancorp	1,399	45,020
Pinnacle Financial Partners, Inc.	937	43,449
PrivateBancorp, Inc.	1,735	59,615
Regions Financial Corp.	2,525	18,988
SVB Financial Group (a)	1,527	135,674
Talmer Bancorp, Inc. Class A	2,118	35,582
TCF Financial Corp.	1,450	16,443
Texas Capital Bancshares, Inc. (a)	375	12,124
Umpqua Holdings Corp.	3,827	57,558
United Community Bank, Inc.	4,420	76,510
Webster Financial Corp.	3,095	104,023
		1,257,869
Capital Markets - 2.8%
Ameriprise Financial, Inc.	160	13,432
Ares Capital Corp.	1,545	21,105
E*TRADE Financial Corp. (a)	10,064	236,101
Financial Engines, Inc.	1,312	32,013
Invesco Ltd.	4,020	107,495
Janus Capital Group, Inc.	1,283	16,589
Lazard Ltd. Class A	2,840	99,911
LPL Financial	1,854	37,506
Oaktree Capital Group LLC Class A	960	44,064
Raymond James Financial, Inc.	1,718	75,317
SEI Investments Co.	1,220	46,567
Stifel Financial Corp. (a)	630	18,245
T. Rowe Price Group, Inc.	305	21,079
Waddell & Reed Financial, Inc. Class A	280	6,558
WisdomTree Investments, Inc.	5,323	63,078
		839,060
Consumer Finance - 0.6%
Ally Financial, Inc. (a)	1,676	29,464
Discover Financial Services	1,365	63,363
Encore Capital Group, Inc. (a)	1,035	24,064
SLM Corp. (a)	10,041	58,639
		175,530
Diversified Financial Services - 1.3%
IntercontinentalExchange, Inc.	175	41,731
Leucadia National Corp.	6,590	95,226
MarketAxess Holdings, Inc.	443	52,478
Voya Financial, Inc.	7,500	220,200
		409,635
Insurance - 3.0%
Allied World Assurance Co. Holdings AG	4,425	143,326
American Equity Investment Life Holding Co.	935	12,716
American Financial Group, Inc.	407	27,302
AmTrust Financial Services, Inc.	1,434	35,061
Aon PLC	78	7,433
Assurant, Inc.	627	44,580
Cincinnati Financial Corp.	455	28,729
Endurance Specialty Holdings Ltd.	1,220	75,969
FNF Group	5,534	182,511
FNFV Group (a)	2,160	21,967
Primerica, Inc.	1,299	54,805
Reinsurance Group of America, Inc.	354	31,895
RLI Corp.	92	5,775
Torchmark Corp.	425	21,769
Unum Group	500	14,265
Validus Holdings Ltd.	635	28,518
White Mountains Insurance Group Ltd.	190	145,703
Willis Group Holdings PLC	296	33,543
		915,867
Real Estate Investment Trusts - 3.9%
Alexandria Real Estate Equities, Inc.	1,770	140,113
Altisource Residential Corp. Class B	505	4,737
Ashford Hospitality Trust, Inc.	1,658	9,169
Chambers Street Properties	1,846	13,937
Chesapeake Lodging Trust	547	13,899
Communications Sales & Leasing, Inc.	550	10,368
Corporate Office Properties Trust (SBI)	1,202	28,127
Corrections Corp. of America	668	19,325
CubeSmart	1,280	38,272
Duke Realty LP	1,091	22,562
DuPont Fabros Technology, Inc.	1,670	59,536
EPR Properties	1,050	65,342
Essex Property Trust, Inc.	65	13,603
Extra Space Storage, Inc.	650	53,398
Hersha Hospitality Trust	1,843	37,100
Kite Realty Group Trust	928	24,982
Liberty Property Trust (SBI)	2,610	75,377
Medical Properties Trust, Inc.	3,046	35,242
Mid-America Apartment Communities, Inc.	536	48,208
National Retail Properties, Inc.	530	23,309
National Storage Affiliates Trust	1,703	30,807
Physicians Realty Trust	4,575	78,599
Prologis, Inc.	280	10,769
Ryman Hospitality Properties, Inc.	1,925	92,150
SL Green Realty Corp.	1,165	102,730
Sovran Self Storage, Inc.	205	21,820
Stag Industrial, Inc.	1,173	20,598
Sunstone Hotel Investors, Inc.	6,094	78,613
Weyerhaeuser Co.	780	20,264
		1,192,956
Real Estate Management & Development - 1.2%
Alexander & Baldwin, Inc.	3,982	133,477
CBRE Group, Inc. (a)	4,410	112,058
Jones Lang LaSalle, Inc.	241	24,599
Kennedy-Wilson Holdings, Inc.	4,675	88,919
		359,053
Thrifts & Mortgage Finance - 0.4%
Farmer Mac Class C (non-vtg.)	212	6,879
Lendingtree, Inc. (a)	550	48,604
Washington Federal, Inc.	2,660	56,365
		111,848

TOTAL FINANCIALS		5,261,818

HEALTH CARE - 12.4%
Biotechnology - 1.5%
ACADIA Pharmaceuticals, Inc. (a)	371	6,403
Alnylam Pharmaceuticals, Inc. (a)	265	15,521
Anacor Pharmaceuticals, Inc. (a)	213	13,585
Atara Biotherapeutics, Inc. (a)	734	12,067
bluebird bio, Inc. (a)	597	27,593
Cepheid, Inc. (a)	447	13,267
DBV Technologies SA sponsored ADR (a)	583	14,662
Dyax Corp. rights 12/31/19 (a)	741	1,727
Enanta Pharmaceuticals, Inc. (a)	288	8,176
Exelixis, Inc. (a)	2,534	9,224
Halozyme Therapeutics, Inc. (a)	840	6,829
Juno Therapeutics, Inc. (a)	396	13,927
Ligand Pharmaceuticals, Inc. Class B (a)	1,230	113,504
Momenta Pharmaceuticals, Inc. (a)	1,396	11,733
Myriad Genetics, Inc. (a)	2,019	70,665
Neurocrine Biosciences, Inc. (a)	842	30,969
OvaScience, Inc. (a)	3,249	18,032
Puma Biotechnology, Inc. (a)	175	7,837
Repligen Corp. (a)	583	15,001
Seattle Genetics, Inc. (a)	488	14,733
United Therapeutics Corp. (a)	335	40,850
		466,305
Health Care Equipment & Supplies - 4.2%
Abiomed, Inc. (a)	558	44,646
Accuray, Inc. (a)	2,250	11,363
Alere, Inc. (a)	928	49,462
Align Technology, Inc. (a)	1,217	80,359
Analogic Corp.	843	63,208
Anika Therapeutics, Inc. (a)	707	31,907
Cantel Medical Corp.	307	19,534
Cryolife, Inc.	1,105	11,835
Dentsply Sirona, Inc.	1,280	78,029
DexCom, Inc. (a)	1,381	89,848
Endologix, Inc. (a)	3,874	33,394
Glaukos Corp.	653	10,748
Globus Medical, Inc. (a)	4,960	120,528
Greatbatch, Inc. (a)	391	14,780
Hill-Rom Holdings, Inc.	481	22,294
Hologic, Inc. (a)	2,679	92,774
Insulet Corp. (a)	427	13,083
LDR Holding Corp. (a)	2,016	41,832
Novadaq Technologies, Inc. (a)	534	5,132
Novadaq Technologies, Inc. (a)	1,000	9,610
NuVasive, Inc. (a)	450	18,810
NxStage Medical, Inc. (a)	1,052	15,675
Quidel Corp. (a)	909	14,244
Sirona Dental Systems, Inc. (a)	248	27,427
St. Jude Medical, Inc.	375	20,134
Steris PLC	1,556	100,082
The Cooper Companies, Inc.	441	63,045
The Spectranetics Corp. (a)	2,322	32,926
West Pharmaceutical Services, Inc.	1,745	108,225
Zimmer Biomet Holdings, Inc.	280	27,107
		1,272,041
Health Care Providers & Services - 3.3%
Air Methods Corp. (a)	657	23,869
Amedisys, Inc. (a)	515	18,921
AMN Healthcare Services, Inc. (a)	1,133	32,211
AmSurg Corp. (a)	1,586	107,927
Brookdale Senior Living, Inc. (a)	8,559	122,993
Capital Senior Living Corp. (a)	2,821	48,183
Centene Corp. (a)	1,545	88,003
Chemed Corp.	280	35,980
Community Health Systems, Inc. (a)	532	8,044
Envision Healthcare Holdings, Inc. (a)	606	13,326
ExamWorks Group, Inc. (a)	1,293	37,626
Five Star Quality Care, Inc. (a)	8,331	19,744
HealthEquity, Inc. (a)	678	14,116
HealthSouth Corp.	2,918	102,801
Henry Schein, Inc. (a)	225	37,226
LifePoint Hospitals, Inc. (a)	371	23,136
MEDNAX, Inc. (a)	503	33,721
Premier, Inc. (a)	3,573	116,194
Select Medical Holdings Corp.	1,544	15,116
Universal Health Services, Inc. Class B	380	41,941
VCA, Inc. (a)	1,001	51,081
		992,159
Health Care Technology - 0.4%
Allscripts Healthcare Solutions, Inc. (a)	1,860	23,287
athenahealth, Inc. (a)	146	18,844
Cerner Corp. (a)	255	13,020
HMS Holdings Corp. (a)	1,958	25,787
Medidata Solutions, Inc. (a)	415	14,318
Omnicell, Inc. (a)	633	17,325
		112,581
Life Sciences Tools & Services - 1.5%
Affymetrix, Inc. (a)	1,494	20,976
Bio-Rad Laboratories, Inc. Class A (a)	270	36,353
Bio-Techne Corp.	240	20,602
Cambrex Corp. (a)	505	19,478
Charles River Laboratories International, Inc. (a)	1,900	139,517
Fluidigm Corp. (a)	680	4,508
ICON PLC (a)	570	40,561
Luminex Corp. (a)	100	1,868
PAREXEL International Corp. (a)	951	55,814
PerkinElmer, Inc.	1,218	57,563
Sequenom, Inc. (a)	9,226	13,562
VWR Corp. (a)	896	21,862
Waters Corp. (a)	216	25,987
		458,651
Pharmaceuticals - 1.5%
Akorn, Inc. (a)	1,792	47,649
Catalent, Inc. (a)	791	19,198
DepoMed, Inc. (a)	1,482	22,645
Flamel Technologies SA sponsored ADR (a)	2,423	21,153
GW Pharmaceuticals PLC ADR (a)	1,694	69,623
Horizon Pharma PLC (a)	4,763	81,733
Impax Laboratories, Inc. (a)	353	11,540
Jazz Pharmaceuticals PLC (a)	680	82,674
Nektar Therapeutics (a)	1,671	18,665
Perrigo Co. PLC	118	14,898
Prestige Brands Holdings, Inc. (a)	407	19,902
Relypsa, Inc. (a)	406	5,384
Revance Therapeutics, Inc. (a)	719	12,716
Supernus Pharmaceuticals, Inc. (a)	1,374	17,230
TherapeuticsMD, Inc. (a)	4,525	27,648
		472,658

TOTAL HEALTH CARE		3,774,395

INDUSTRIALS - 13.8%
Aerospace & Defense - 1.6%
AeroVironment, Inc. (a)	530	13,186
BE Aerospace, Inc.	747	32,584
Curtiss-Wright Corp.	205	14,471
HEICO Corp. Class A	3,093	135,164
Hexcel Corp.	2,350	97,126
Huntington Ingalls Industries, Inc.	220	28,833
KEYW Holding Corp. (a)	2,525	15,731
Spirit AeroSystems Holdings, Inc. Class A (a)	735	33,810
Teledyne Technologies, Inc. (a)	397	33,816
Textron, Inc.	540	18,441
TransDigm Group, Inc. (a)	218	46,560
Triumph Group, Inc.	407	12,397
		482,119
Air Freight & Logistics - 0.2%
Forward Air Corp.	1,695	69,020
Airlines - 0.4%
Air Canada (a)	6,761	36,079
Allegiant Travel Co.	145	23,763
Hawaiian Holdings, Inc. (a)	170	7,313
JetBlue Airways Corp. (a)	1,855	40,810
Southwest Airlines Co.	205	8,600
		116,565
Building Products - 1.2%
A.O. Smith Corp.	1,004	70,662
Armstrong World Industries, Inc. (a)	1,045	42,354
Fortune Brands Home & Security, Inc.	1,240	62,273
Masonite International Corp. (a)	1,342	77,178
Owens Corning	2,110	90,561
Universal Forest Products, Inc.	265	20,331
		363,359
Commercial Services & Supplies - 1.9%
Casella Waste Systems, Inc. Class A (a)	12,661	75,080
Clean Harbors, Inc. (a)	2,392	101,899
Covanta Holding Corp.	1,350	18,806
Herman Miller, Inc.	555	14,480
Interface, Inc.	3,591	57,097
Knoll, Inc.	2,080	39,728
Pitney Bowes, Inc.	1,122	20,331
Ritchie Brothers Auctioneers, Inc.	3,886	92,914
Steelcase, Inc. Class A	3,464	43,265
The Brink's Co.	3,305	96,671
		560,271
Construction & Engineering - 0.5%
KBR, Inc.	9,110	125,991
Quanta Services, Inc. (a)	1,203	24,409
		150,400
Electrical Equipment - 1.1%
Acuity Brands, Inc.	290	60,735
Encore Wire Corp.	1,775	64,149
Generac Holdings, Inc. (a)	733	25,464
Hubbell, Inc. Class B	802	79,687
Regal Beloit Corp.	813	44,374
Rockwell Automation, Inc.	150	15,614
Sensata Technologies Holding BV (a)	1,246	42,501
		332,524
Industrial Conglomerates - 0.1%
Carlisle Companies, Inc.	371	33,449
Machinery - 3.4%
Allison Transmission Holdings, Inc.	9,952	235,663
CLARCOR, Inc.	493	23,733
Donaldson Co., Inc.	1,007	28,438
Harsco Corp.	1,290	4,889
IDEX Corp.	397	29,839
ITT Corp.	4,513	159,128
Kennametal, Inc.	1,290	25,968
Lincoln Electric Holdings, Inc.	570	31,105
Manitowoc Co., Inc.	2,576	40,830
Meritor, Inc. (a)	1,150	8,545
Middleby Corp. (a)	737	68,246
Nordson Corp.	246	17,631
Proto Labs, Inc. (a)	347	22,579
Stanley Black & Decker, Inc.	540	50,765
Tennant Co.	849	39,512
Terex Corp.	565	12,645
Twin Disc, Inc.	530	4,606
Valmont Industries, Inc.	105	11,870
WABCO Holdings, Inc. (a)	259	24,424
Wabtec Corp.	1,497	105,688
Woodward, Inc.	1,459	68,500
Xylem, Inc.	678	25,364
		1,039,968
Marine - 0.2%
Danaos Corp. (a)	850	3,766
Kirby Corp. (a)	1,132	64,083
		67,849
Professional Services - 1.1%
Advisory Board Co. (a)	465	13,713
CEB, Inc.	1,368	74,241
Equifax, Inc.	100	10,488
Huron Consulting Group, Inc. (a)	627	34,811
Korn/Ferry International	2,821	80,173
On Assignment, Inc. (a)	804	26,540
TransUnion Holding Co., Inc.	1,760	46,411
TriNet Group, Inc. (a)	1,418	18,562
TrueBlue, Inc. (a)	1,370	31,442
		336,381
Road & Rail - 1.1%
Avis Budget Group, Inc. (a)	550	14,102
Heartland Express, Inc.	3,209	59,046
Kansas City Southern	200	16,342
Knight Transportation, Inc.	3,792	91,880
Old Dominion Freight Lines, Inc. (a)	917	59,202
Roadrunner Transportation Systems, Inc. (a)	1,773	20,673
Ryder System, Inc.	300	17,016
Saia, Inc. (a)	779	20,449
Swift Transporation Co. (a)	1,056	17,994
		316,704
Trading Companies & Distributors - 1.0%
AerCap Holdings NV (a)	2,955	105,582
HD Supply Holdings, Inc. (a)	2,676	74,366
MSC Industrial Direct Co., Inc. Class A	1,243	86,488
Watsco, Inc.	231	29,464
WESCO International, Inc. (a)	416	18,325
		314,225

TOTAL INDUSTRIALS		4,182,834

INFORMATION TECHNOLOGY - 21.1%
Communications Equipment - 1.3%
Applied Optoelectronics, Inc. (a)	1,821	32,760
Arris International PLC (a)	2,125	50,766
Brocade Communications Systems, Inc.	3,280	32,570
Ciena Corp. (a)	5,066	103,853
Finisar Corp. (a)	740	10,789
Infinera Corp. (a)	2,751	43,163
Lumentum Holdings, Inc. (a)	1,270	30,518
NetScout Systems, Inc. (a)	790	16,329
ShoreTel, Inc. (a)	1,707	12,615
Sonus Networks, Inc. (a)	1,450	11,296
Viavi Solutions, Inc. (a)	7,260	47,408
		392,067
Electronic Equipment & Components - 4.2%
Belden, Inc.	528	28,919
CDW Corp.	3,562	140,984
Cognex Corp.	1,325	49,038
Coherent, Inc. (a)	410	34,686
Dolby Laboratories, Inc. Class A	320	12,640
FEI Co.	752	61,092
FLIR Systems, Inc.	2,739	84,799
II-VI, Inc. (a)	980	21,511
Ingram Micro, Inc. Class A	1,423	50,943
IPG Photonics Corp. (a)	828	68,277
Itron, Inc. (a)	540	21,514
Keysight Technologies, Inc. (a)	1,377	35,926
Littelfuse, Inc.	220	24,996
Maxwell Technologies, Inc. (a)	1,490	8,538
Mercury Systems, Inc. (a)	1,400	22,876
Methode Electronics, Inc. Class A	2,413	68,939
Orbotech Ltd. (a)	2,290	51,869
OSI Systems, Inc. (a)	416	25,114
Rogers Corp. (a)	365	19,498
ScanSource, Inc. (a)	1,414	52,869
SYNNEX Corp.	721	67,796
Tech Data Corp. (a)	1,255	88,365
Trimble Navigation Ltd. (a)	4,101	95,389
Universal Display Corp. (a)	1,301	62,162
VeriFone Systems, Inc. (a)	430	10,273
Zebra Technologies Corp. Class A (a)	958	59,185
		1,268,198
Internet Software & Services - 3.0%
Akamai Technologies, Inc. (a)	495	26,715
Alphabet, Inc. Class C	119	83,035
Apigee Corp.	901	5,271
Autobytel, Inc. (a)	527	10,118
Baidu.com, Inc. sponsored ADR (a)	28	4,856
Bankrate, Inc. (a)	1,190	9,115
Care.com, Inc. (a)	3,503	21,228
ChannelAdvisor Corp. (a)	2,608	27,723
Cimpress NV (a)	427	37,653
comScore, Inc. (a)	149	6,131
CoStar Group, Inc. (a)	314	55,597
Demandware, Inc. (a)	841	29,174
Facebook, Inc. Class A (a)	155	16,573
Five9, Inc. (a)	489	3,936
GoDaddy, Inc. (a)	2,254	70,663
j2 Global, Inc.	273	19,951
LogMeIn, Inc. (a)	2,230	113,507
Marketo, Inc. (a)	2,455	41,416
Match Group, Inc. (a)	2,683	29,218
Monster Worldwide, Inc. (a)	2,743	8,174
New Relic, Inc. (a)	645	17,170
Pandora Media, Inc. (a)	1,050	10,731
Rackspace Hosting, Inc. (a)	1,407	30,293
SciQuest, Inc. (a)	3,583	43,533
Shutterstock, Inc. (a)	723	25,233
SPS Commerce, Inc. (a)	480	21,466
Stamps.com, Inc. (a)	741	87,831
Twitter, Inc. (a)	683	12,376
Web.com Group, Inc. (a)	559	10,146
Wix.com Ltd. (a)	556	10,692
XO Group, Inc. (a)	1,283	18,321
		907,846
IT Services - 3.6%
Acxiom Corp. (a)	1,630	33,806
Alliance Data Systems Corp. (a)	104	21,854
Amdocs Ltd.	500	28,380
Black Knight Financial Services, Inc. Class A	2,291	67,149
Booz Allen Hamilton Holding Corp. Class A	936	25,834
Cognizant Technology Solutions Corp. Class A (a)	203	11,567
Convergys Corp.	410	10,570
CoreLogic, Inc. (a)	4,855	167,934
DST Systems, Inc.	200	20,916
EPAM Systems, Inc. (a)	526	35,968
Euronet Worldwide, Inc. (a)	3,346	219,297
ExlService Holdings, Inc. (a)	436	20,531
Fidelity National Information Services, Inc.	450	26,213
Gartner, Inc. Class A (a)	694	57,186
Genpact Ltd. (a)	3,030	80,083
Global Payments, Inc.	1,490	90,816
Lionbridge Technologies, Inc. (a)	5,403	23,827
MoneyGram International, Inc. (a)	1,340	7,209
Neustar, Inc. Class A (a)	970	24,124
Total System Services, Inc.	905	39,440
Vantiv, Inc. (a)	890	46,316
Virtusa Corp. (a)	681	24,107
		1,083,127
Semiconductors & Semiconductor Equipment - 3.3%
Atmel Corp.	2,914	23,545
Cavium, Inc. (a)	1,806	107,439
Ceva, Inc. (a)	450	8,825
Cypress Semiconductor Corp.	1,375	10,973
First Solar, Inc. (a)	400	28,748
FormFactor, Inc. (a)	1,600	12,160
Inphi Corp. (a)	558	14,117
Integrated Device Technology, Inc. (a)	1,975	38,355
Lam Research Corp.	1,005	73,667
M/A-COM Technology Solutions Holdings, Inc. (a)	963	36,498
Maxim Integrated Products, Inc.	918	31,083
Mellanox Technologies Ltd. (a)	3,338	169,604
Microsemi Corp. (a)	782	27,081
MKS Instruments, Inc.	620	20,398
Monolithic Power Systems, Inc.	1,780	105,127
Power Integrations, Inc.	442	20,257
Rambus, Inc. (a)	2,600	33,878
Rudolph Technologies, Inc. (a)	500	6,480
Silicon Laboratories, Inc. (a)	442	18,233
Skyworks Solutions, Inc.	925	61,466
Teradyne, Inc.	1,290	24,613
Ultratech, Inc. (a)	1,490	30,217
United Microelectronics Corp. sponsored ADR	21,787	45,099
Veeco Instruments, Inc. (a)	3,051	56,596
		1,004,459
Software - 5.3%
Adobe Systems, Inc. (a)	118	10,048
ANSYS, Inc. (a)	80	6,642
Aspen Technology, Inc. (a)	1,438	47,411
Autodesk, Inc. (a)	535	27,681
Barracuda Networks, Inc. (a)	1,948	25,051
Bottomline Technologies, Inc. (a)	978	27,589
BroadSoft, Inc. (a)	660	24,347
CA Technologies, Inc.	455	13,327
Cadence Design Systems, Inc. (a)	5,212	112,319
Callidus Software, Inc. (a)	5,161	70,861
Check Point Software Technologies Ltd. (a)	127	10,550
CommVault Systems, Inc. (a)	1,775	66,509
Covisint Corp. (a)	6,889	13,434
Descartes Systems Group, Inc. (a)	936	15,987
Descartes Systems Group, Inc. (a)	146	2,500
Electronic Arts, Inc. (a)	663	42,591
EPIQ Systems, Inc.	408	5,581
Fair Isaac Corp.	256	25,477
Fleetmatics Group PLC (a)	1,979	71,462
Gigamon, Inc. (a)	250	6,843
Guidance Software, Inc. (a)	799	4,275
Guidewire Software, Inc. (a)	484	23,827
HubSpot, Inc. (a)	252	10,498
Interactive Intelligence Group, Inc. (a)	778	23,286
Manhattan Associates, Inc. (a)	930	51,392
Mentor Graphics Corp.	1,912	36,519
MicroStrategy, Inc. Class A (a)	156	25,099
Model N, Inc. (a)	2,124	21,920
Nuance Communications, Inc. (a)	4,495	87,697
Paycom Software, Inc. (a)	1,440	45,907
Progress Software Corp. (a)	325	8,197
Proofpoint, Inc. (a)	400	18,736
PROS Holdings, Inc. (a)	328	3,605
QAD, Inc. Class A	283	5,538
Qlik Technologies, Inc. (a)	774	17,972
Qualys, Inc. (a)	2,319	57,905
RealPage, Inc. (a)	745	14,937
RingCentral, Inc. (a)	1,802	33,337
Rovi Corp. (a)	1,630	37,131
SeaChange International, Inc. (a)	1,680	9,694
Silver Spring Networks, Inc. (a)	1,300	16,250
Solera Holdings, Inc.	1,314	73,190
SS&C Technologies Holdings, Inc.	627	36,548
Synchronoss Technologies, Inc. (a)	982	27,506
Synopsys, Inc. (a)	532	23,807
Take-Two Interactive Software, Inc. (a)	1,552	55,856
Tangoe, Inc. (a)	1,014	8,203
Ultimate Software Group, Inc. (a)	600	103,056
Verint Systems, Inc. (a)	1,839	65,340
Xura, Inc. (a)	1,275	25,028
Zendesk, Inc. (a)	750	13,725
		1,612,191
Technology Hardware, Storage & Peripherals - 0.4%
Cray, Inc. (a)	571	24,216
Electronics for Imaging, Inc. (a)	1,147	45,433
NCR Corp. (a)	112	2,616
Quantum Corp. (a)	4,550	2,321
Stratasys Ltd. (a)	1,312	24,731
Super Micro Computer, Inc. (a)	463	15,034
		114,351

TOTAL INFORMATION TECHNOLOGY		6,382,239

MATERIALS - 4.9%
Chemicals - 2.2%
Albemarle Corp. U.S.	2,595	145,891
Ashland, Inc.	271	25,824
Axalta Coating Systems (a)	1,260	32,710
Celanese Corp. Class A	1,430	86,286
Chemtura Corp. (a)	1,229	31,008
FMC Corp.	488	18,368
H.B. Fuller Co.	2,917	112,275
Methanex Corp.	2,934	92,812
PolyOne Corp.	717	19,294
The Mosaic Co.	2,414	64,333
The Scotts Miracle-Gro Co. Class A	465	32,094
		660,895
Construction Materials - 0.6%
Eagle Materials, Inc.	2,090	126,278
Headwaters, Inc. (a)	1,810	31,892
Martin Marietta Materials, Inc.	178	25,386
		183,556
Containers & Packaging - 1.4%
Avery Dennison Corp.	510	33,211
Berry Plastics Group, Inc. (a)	5,461	170,001
Crown Holdings, Inc. (a)	670	31,390
Graphic Packaging Holding Co.	6,180	76,199
WestRock Co.	3,176	107,254
		418,055
Metals & Mining - 0.7%
Cliffs Natural Resources, Inc. (a)	1,950	4,212
New Gold, Inc. (a)	19,104	64,668
Newmont Mining Corp.	23	594
Nucor Corp.	2,125	83,598
Yamana Gold, Inc.	20,465	57,931
		211,003
Paper & Forest Products - 0.0%
Mercer International, Inc. (SBI)	1,450	13,195

TOTAL MATERIALS		1,486,704

TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 1.4%
8x8, Inc. (a)	6,583	76,560
inContact, Inc. (a)	13,373	123,968
Level 3 Communications, Inc. (a)	3,245	157,545
SBA Communications Corp. Class A (a)	383	36,343
Vonage Holdings Corp. (a)	3,210	17,238
		411,654
Wireless Telecommunication Services - 0.0%
Telephone & Data Systems, Inc.	300	8,016
U.S. Cellular Corp. (a)	210	8,694
		16,710

TOTAL TELECOMMUNICATION SERVICES		428,364

UTILITIES - 1.4%
Electric Utilities - 0.3%
Allete, Inc.	320	16,966
Great Plains Energy, Inc.	1,253	36,763
ITC Holdings Corp.	351	14,261
Westar Energy, Inc.	568	24,685
		92,675
Independent Power and Renewable Electricity Producers - 0.2%
Atlantic Power Corp.	3,650	6,259
Calpine Corp. (a)	1,057	13,276
Dynegy, Inc. (a)	1,050	10,584
NRG Energy, Inc.	1,443	15,556
Ormat Technologies, Inc.	440	16,790
		62,465
Multi-Utilities - 0.9%
Ameren Corp.	2,125	99,769
Avangrid, Inc.	484	18,774
Black Hills Corp.	1,205	67,492
DTE Energy Co.	1,145	96,317
		282,352

TOTAL UTILITIES		437,492

TOTAL COMMON STOCKS
(Cost $27,203,046)		27,862,485

Equity Funds - 1.0%
Sector Funds - 1.0%
PowerShares S&P SmallCap Financials Portfolio ETF
(Cost $274,502)	7,690	292,430
	Principal Amount

U.S. Treasury Obligations - 0.2%
U.S. Treasury Bills, yield at date of purchase 0.31% 4/28/16 (b)
(Cost $79,960)	$80,000	79,965
	Shares

Money Market Funds - 6.8%
SSgA U.S. Treasury Money Market Fund Class N, 0.05% (c)
(Cost $2,048,348)	2,048,348	2,048,348
TOTAL INVESTMENT PORTFOLIO - 100.0%
(Cost $29,605,856)		30,283,228
NET OTHER ASSETS (LIABILITIES) - 0.0%		(1,280)
NET ASSETS - 100%		$30,281,948

Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
5 CME E-mini S&P MidCap 400 Index Contracts (United States)	March 2016	$666,350	$(14,684)
6 ICE Russell 2000 Index Contracts (United States)	March 2016	619,020	(51,743)
TOTAL FUTURES CONTRACTS			$(66,427)

The face value of futures purchased as a percentage of Net Assets is 4.2%

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Non-income producing

 (b) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $79,965.

 (c) The rate quoted is the annualized seven-day yield of the fund at period end.

Investment Valuation

The following is a summary of the inputs used, as of February 29, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$4,656,464	$4,656,464	$--	$--
Consumer Staples	564,643	564,643	--	--
Energy	687,532	687,532	--	--
Financials	5,261,818	5,261,818	--	--
Health Care	3,774,395	3,772,668	--	1,727
Industrials	4,182,834	4,182,834	--	--
Information Technology	6,382,239	6,382,239	--	--
Materials	1,486,704	1,486,704	--	--
Telecommunication Services	428,364	428,364	--	--
Utilities	437,492	437,492	--	--
Equity Funds	292,430	292,430	--	--
Other Short-Term Investments	79,965	--	79,965	--
Money Market Funds	2,048,348	2,048,348	--	--
Total Investments in Securities:	$30,283,228	$30,201,536	$79,965	$1,727
Derivative Instruments:
Liabilities
Futures Contracts	$(66,427)	$(66,427)	$--	$--
Total Liabilities	$(66,427)	$(66,427)	$--	$--
Total Derivative Instruments:	$(66,427)	$(66,427)	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of February 29, 2016. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$0	$(66,427)
Total Equity Risk	0	(66,427)
Total Value of Derivatives	$0	$(66,427)

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. Only the period end receivable or payable for daily variation margin and net unrealized appreciation (depreciation) are presented in the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $29,605,856)		$30,283,228
Receivable for investments sold		271,786
Receivable for fund shares sold		4,354
Dividends receivable		20,094
Interest receivable		167
Prepaid expenses		17
Receivable from investment adviser for expense reductions		5,711
Other receivables		310
Total assets		30,585,667
Liabilities
Payable for investments purchased	$225,541
Accrued management fee	19,103
Distribution and service plan fees payable	19
Payable for daily variation margin for derivative instruments	4,830
Audit fee payable	38,763
Other affiliated payables	3,289
Other payables and accrued expenses	12,174
Total liabilities		303,719
Net Assets		$30,281,948
Net Assets consist of:
Paid in capital		$30,001,471
Accumulated net investment loss		(6,235)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(324,233)
Net unrealized appreciation (depreciation) on investments		610,945
Net Assets		$30,281,948
Small-Mid Cap Multi-Manager:
Net Asset Value, offering price and redemption price per share ($28,620,933 ÷ 3,143,776 shares)		$9.10
Class F:
Net Asset Value, offering price and redemption price per share ($1,467,518 ÷ 160,672 shares)		$9.13
Class L:
Net Asset Value, offering price and redemption price per share ($97,023 ÷ 10,668 shares)		$9.09
Class N:
Net Asset Value, offering price and redemption price per share ($96,474 ÷ 10,636 shares)		$9.07

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$330,226
Interest		334
Total income		330,560
Expenses
Management fee	$264,056
Transfer agent fees	31,355
Distribution and service plan fees	271
Accounting fees and expenses	13,071
Custodian fees and expenses	57,853
Independent trustees' compensation	373
Registration fees	40,810
Audit	62,921
Legal	1,001
Miscellaneous	403
Total expenses before reductions	472,114
Expense reductions	(83,686)	388,428
Net investment income (loss)		(57,868)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,466,065
Foreign currency transactions	2,925
Futures contracts	(30,053)
Total net realized gain (loss)		1,438,937
Change in net unrealized appreciation (depreciation) on: Investment securities	(6,242,817)
Assets and liabilities in foreign currencies	3
Futures contracts	(124,785)
Total change in net unrealized appreciation (depreciation)		(6,367,599)
Net gain (loss)		(4,928,662)
Net increase (decrease) in net assets resulting from operations		$(4,986,530)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(57,868)	$(117,041)
Net realized gain (loss)	1,438,937	6,710,123
Change in net unrealized appreciation (depreciation)	(6,367,599)	(4,244,918)
Net increase (decrease) in net assets resulting from operations	(4,986,530)	2,348,164
Distributions to shareholders from net realized gain	(2,307,894)	(7,543,706)
Share transactions - net increase (decrease)	3,132,287	(18,356,959)
Redemption fees	218	418
Total increase (decrease) in net assets	(4,161,919)	(23,552,083)
Net Assets
Beginning of period	34,443,867	57,995,950
End of period (including accumulated net investment loss of $6,235 and accumulated net investment loss of $200, respectively)	$30,281,948	$34,443,867

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund

Years ended February 28,	2016 A	2015	2014	2013	2012 B
Selected Per–Share Data
Net asset value, beginning of period	$11.40	$13.46	$12.25	$11.24	$10.00
Income from Investment Operations
Net investment income (loss)C	(.02)	(.04)	(.03)	.04	–D
Net realized and unrealized gain (loss)	(1.54)	.70	3.24	1.30	1.25
Total from investment operations	(1.56)	.66	3.21	1.34	1.25
Distributions from net investment income	–	–	–	(.04)E	–
Distributions from net realized gain	(.74)	(2.72)	(2.00)	(.30)E	(.01)E
Total distributions	(.74)	(2.72)	(2.00)	(.33)F	(.01)
Redemption fees added to paid in capitalC	–D	–D	–D	–D	–
Net asset value, end of period	$9.10	$11.40	$13.46	$12.25	$11.24
Total ReturnG,H	(14.27)%	5.88%	27.21%	12.26%	12.46%
Ratios to Average Net AssetsI
Expenses before reductions	1.41%	1.34%	1.25%	1.16%	1.58%J
Expenses net of fee waivers, if any	1.16%	1.16%	1.16%	1.16%	1.16%J
Expenses net of all reductions	1.16%	1.16%	1.16%	1.16%	1.16%J
Net investment income (loss)	(.18)%	(.29)%	(.19)%	.35%	(.19)%J
Supplemental Data
Net assets, end of period (000 omitted)	$28,621	$32,904	$57,019	$44,361	$39,375
Portfolio turnover rateK	89%	85%	117%	66%	11%L

 A For the year ended February 29.

 B For the period December 20, 2011 (commencement of operations) to February 29, 2012.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 F Total distributions of $.33 per share is comprised of distributions from net investment income of $.036 and distributions from net realized gain of $.296 per share.

 G Total returns for periods of less than one year are not annualized.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 J Annualized

 K Amount does not include the portfolio activity of any Underlying Funds.

 L Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$11.42	$13.47	$12.25	$11.49
Income from Investment Operations
Net investment income (loss)C	(.01)	(.02)	(.01)	.01
Net realized and unrealized gain (loss)	(1.54)	.69	3.24	.91
Total from investment operations	(1.55)	.67	3.23	.92
Distributions from net investment income	–	–	–	(.04)D
Distributions from net realized gain	(.74)	(2.72)	(2.01)	(.12)D
Total distributions	(.74)	(2.72)	(2.01)	(.16)
Redemption fees added to paid in capitalC,E	–	–	–	–
Net asset value, end of period	$9.13	$11.42	$13.47	$12.25
Total ReturnF,G	(14.16)%	5.95%	27.40%	8.11%
Ratios to Average Net AssetsH
Expenses before reductions	1.31%	1.29%	1.24%	1.11%I
Expenses net of fee waivers, if any	1.06%	1.06%	1.06%	1.06%I
Expenses net of all reductions	1.06%	1.06%	1.05%	1.06%I
Net investment income (loss)	(.08)%	(.19)%	(.09)%	.38%I
Supplemental Data
Net assets, end of period (000 omitted)	$1,468	$1,314	$763	$186
Portfolio turnover rateJ	89%	85%	117%	66%

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns for periods of less than one year are not annualized.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 I Annualized

 J Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$11.39	$13.45	$14.28
Income from Investment Operations
Net investment income (loss)C	(.02)	(.04)	(.01)
Net realized and unrealized gain (loss)	(1.54)	.70	.93
Total from investment operations	(1.56)	.66	.92
Distributions from net realized gain	(.74)	(2.72)	(1.75)
Total distributions	(.74)	(2.72)	(1.75)
Redemption fees added to paid in capitalC,D	–	–	–
Net asset value, end of period	$9.09	$11.39	$13.45
Total ReturnE,F	(14.29)%	5.89%	6.84%
Ratios to Average Net AssetsG
Expenses before reductions	1.40%	1.37%	1.54%H
Expenses net of fee waivers, if any	1.16%	1.16%	1.16%H
Expenses net of all reductions	1.16%	1.16%	1.16%H
Net investment income (loss)	(.18)%	(.29)%	(.17)%H
Supplemental Data
Net assets, end of period (000 omitted)	$97	$113	$107
Portfolio turnover rateI	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Small-Mid Cap Multi-Manager Fund Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$11.38	$13.44	$14.28
Income from Investment Operations
Net investment income (loss)C	(.05)	(.07)	(.02)
Net realized and unrealized gain (loss)	(1.52)	.70	.92
Total from investment operations	(1.57)	.63	.90
Distributions from net realized gain	(.74)	(2.69)	(1.74)
Total distributions	(.74)	(2.69)	(1.74)
Redemption fees added to paid in capitalC,D	–	–	–
Net asset value, end of period	$9.07	$11.38	$13.44
Total ReturnE,F	(14.42)%	5.62%	6.73%
Ratios to Average Net AssetsG
Expenses before reductions	1.65%	1.62%	1.81%H
Expenses net of fee waivers, if any	1.41%	1.41%	1.41%H
Expenses net of all reductions	1.41%	1.41%	1.41%H
Net investment income (loss)	(.43)%	(.54)%	(.42)%H
Supplemental Data
Net assets, end of period (000 omitted)	$96	$113	$107
Portfolio turnover rateI	89%	85%	117%

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Small-Mid Cap Multi-Manager Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund offers Small-Mid Cap Multi-Manager Fund, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Strategic Advisers, Inc. (Strategic Advisers) Fair Value Committee (the Committee). In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of February 29, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Underlying Funds and distributions from ETFs, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, partnerships, deferred trustees compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$3,402,479
Gross unrealized depreciation	(3,028,617)
Net unrealized appreciation (depreciation) on securities	$373,862
Tax Cost	$29,909,366

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$373,862

The Fund intends to elect to defer to its next fiscal year $87,144 of capital losses recognized during the period November 1, 2015 to February 29, 2016. The Fund intends to elect to defer to its next fiscal year $5,937 of ordinary losses recognized during the period January 1, 2016 to February 29, 2016.

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$57,528	$ 1,356,523
Long-term Capital Gains	2,250,366	6,187,183
Total	$2,307,894	$ 7,543,706

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risks:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

During the period the Fund recognized net realized gain (loss) of $(30,053) and a change in net unrealized appreciation (depreciation) of $(124,785) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $28,266,691 and $28,247,857, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.15% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Sub-Advisers. Advisory Research, Inc., Arrowpoint Asset Management, LLC, Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Investment Advisers LLC (NBIA) (formerly Neuberger Berman Management, LLC), Portolan Capital Management, LLC, RS Investment Management Co. LLC, Systematic Financial Management, L.P. and The Boston Company Asset Management, LLC each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by the investment adviser and not the Fund for providing these services.

AllianceBernstein, L.P. (AB) and FIAM LLC (FIAM) (formerly Pyramis Global Advisors, LLC), an affiliate of the investment adviser, have been retained to serve as a sub-adviser for the Fund. As of the date of this report, however, these sub-advisers have not been allocated any portion of the Fund's assets. These sub-advisers in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by the investment adviser for providing these services.

In March 2016, the Board of Trustees approved the appointment of J.P. Morgan Investment Management, Inc. (J.P. Morgan) as an additional sub-adviser for the Fund. Subsequent to period end, J.P. Morgan was allocated a portion of the Fund's assets. In addition, subsequent to period end, the following sub-advisers no longer manage a portion of the Fund's assets: Advisory Research, Inc., Fisher Investments, Invesco Advisers, Inc., Kennedy Capital Management, Inc., Neuberger Berman Investment Advisers LLC (NBIA) and RS Investment Management, LLC.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$271	$271

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Small-Mid Cap Multi-Manager	$31,154.10
Class L	101.09
Class N	100.09
	$31,355

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviseror Sub-adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $141 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other funds affiliated with each sub-adviser under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $49 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser has voluntarily agreed to waive the Fund's management fee in an amount equal to .01% of the Fund's average net assets. During the period, this waiver reduced the Fund's management fee by $3,360.

The investment adviser has also contractually agreed to reimburse Small-Mid Cap Multi-Manager, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Small-Mid Cap Multi-Manager	1.16%	$75,334
Class F	1.06%	3,526
Class L	1.16%	250
Class N	1.41%	251

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $42 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of class-level operating expenses as follows:

Amount
Small-Mid Cap Multi-Manager	$919
Class L	2
Class N	2
$923

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended	February 29, 2016	February 28, 2015
From net realized gain
Small-Mid Cap Multi-Manager	$2,192,558	$7,265,773
Class F	100,434	233,738
Class L	7,482	22,236
Class N	7,420	21,959
Total	$2,307,894	$7,543,706

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
Years ended	February 29, 2016	February 28, 2015	February 29, 2016	February 28, 2015
Small-Mid Cap Multi-Manager
Shares sold	68,234	113,122	$721,553	$1,444,927
Reinvestment of distributions	215,320	642,246	2,192,558	7,265,773
Shares redeemed	(26,828)	(2,104,296)	(271,699)	(27,818,119)
Net increase (decrease)	256,726	(1,348,928)	$2,642,412	$(19,107,419)
Class F
Shares sold	64,042	45,500	$679,517	$572,509
Reinvestment of distributions	9,889	20,962	100,434	233,738
Shares redeemed	(28,287)	(8,120)	(304,978)	(99,982)
Net increase (decrease)	45,644	58,342	$474,973	$706,265
Class L
Reinvestment of distributions	735	1,989	7,482	22,236
Net increase (decrease)	735	1,989	$7,482	$22,236
Class N
Reinvestment of distributions	731	1,964	7,420	21,959
Net increase (decrease)	731	1,964	$7,420	$21,959

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 93% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Small-Mid Cap Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Small-Mid Cap Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Small-Mid Cap Multi-Manager Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 18, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts)..

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Small-Mid Cap Multi-Manager	1.16%
Actual		$1,000.00	$898.90	$5.48
Hypothetical-C		$1,000.00	$1,019.10	$5.82
Class F	1.06%
Actual		$1,000.00	$899.20	$5.01
Hypothetical-C		$1,000.00	$1,019.59	$5.32
Class L	1.16%
Actual		$1,000.00	$898.80	$5.48
Hypothetical-C		$1,000.00	$1,019.10	$5.82
Class N	1.41%
Actual		$1,000.00	$897.70	$6.65
Hypothetical-C		$1,000.00	$1,017.85	$7.07

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended February 29, 2016, $1,617,841, or, if subsequently determined to be different, the net capital gain of such year.

Small-Mid Cap Multi-Manager Fund designates 46% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Small-Mid Cap Multi-Manager Fund designates 43% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Small-Mid Cap Multi-Manager Fund

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) and the sub-advisory agreements with Advisory Research, Inc. (ARI), Fisher Investments, Inc. (Fisher Investments), Invesco Advisers, Inc. (Invesco), Kennedy Capital Management, Inc. (Kennedy Capital), Neuberger Berman Management LLC (Neuberger Berman), Pyramis Global Advisors, LLC (Pyramis), RS Investments Management Co. LLC (RS Investments), Systematic Financial Management, L.P. (Systematic), and The Boston Company Asset Management, LLC (Boston Company) (collectively, the Sub-Advisory Agreements and, together with the management contract, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In addition, at its December 2015 meeting, the Board prospectively approved an amended sub-advisory agreement with Neuberger Berman to take effect upon the consummation of an internal reorganization that will result in Neuberger Berman Investment Advisers LLC (NBIA), an affiliate of Neuberger Berman, providing services to the fund. The Board noted that the reorganization would not result in any changes to the personnel that currently provide services to the fund or the nature, extent and quality of the services provided. In addition, the Board noted that the amendment would not result in any changes to the terms of the sub-advisory agreement. In reaching its determination to renew the fund's Advisory Contracts and approve an amended sub-advisory agreement with NBIA, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contracts for the fund and approve an amended sub-advisory agreement with NBIA, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts and the approval of the amended sub-advisory agreement with NBIA is in the best interests of the fund and its shareholders. In addition, with respect to the Sub-Advisory Agreements, the Board also concluded that the renewal of such agreements does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Advisory Contracts bear a reasonable relationship to the services rendered and are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contracts and approve an amended sub-advisory agreement with NBIA was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, and each sub-adviser, ARI, Fisher Investments, Invesco, Kennedy Capital, Neuberger Berman, Pyramis, RS Investments, Systematic, and Boston Company(collectively, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of each Investment Adviser's portfolio manager compensation program and whether such structures provide appropriate incentives to act in the best interests of the fund.

The Trustees also discussed with representatives of Strategic Advisers, at meetings throughout the year, Strategic Advisers' role in (i) identifying and recommending to the Trustees one or more sub-advisers for the fund; (ii) overseeing compliance with federal securities laws by each sub-adviser with respect to fund assets; (iii) monitoring and overseeing the performance and investment capabilities of each sub-adviser; and (iv) recommending the replacement of a sub-adviser as appropriate. The Trustees considered that the Board had received from Strategic Advisers substantial information and periodic reports about the sub-adviser oversight and due diligence processes, as well as periodic reports regarding the performance of each sub-adviser.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to managing and compensating investment personnel. The Board noted that the Investment Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered the Investment Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including the sub-advisers, custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than five years, the following charts considered by the Board show, over the one- and three-year periods ended December 31, 2014, the cumulative total returns of the fund and the cumulative total returns of an appropriate benchmark index and peer group. The box within each chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class was in the third quartile for the one- and three-year periods ended December 31, 2014. The Board also noted that the retail class had under-performed 56% and 59% of its peers for the one- and three-year periods, respectively, ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the periods shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to the Investment Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board also noted Strategic Advisers' proposal to voluntarily waive 0.01% of the management fee and considered that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 1.16%, 1.16%, and 1.41%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of Class F were below, and the total expenses of each of the retail class, Class L, and Class N were above, the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses for the retail class and Class L ranked below median when compared to a universe of no-load funds. The total expenses for Class N ranked above the competitive median of its institutional peer group primarily because of its 0.25% 12b-1 fee.

Fees Charged to Other Clients.  The Board also considered fee structures paid by the Investment Advisers' other clients, such as other funds advised or subadvised by the Investment Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board considered that the fund's sub-advisory contracts provide for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees would accrue directly to the fund. The Board took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structures bear a reasonable relationship to the services rendered and that the fund's Advisory Contracts should be renewed because each agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fees charged thereunder are based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, with respect to each Sub-Advisory Agreement, the Board concluded that the renewal of the agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On September 16, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with AllianceBernstein L.P. (AB) (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided.  The Board noted that it is familiar with the nature, extent and quality of services provided by the New Sub-Adviser from its oversight of the New Sub-Adviser on behalf of other funds overseen by the Board and that although the fund will not utilize the same investment personnel, the same support staff, including compliance personnel, that currently provides services to other Strategic Advisers funds will also provide services to the fund. The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the information regarding the New Sub-Adviser provided in connection with its renewal of the existing sub-advisory agreements with the New Sub-Adviser at its September 2015 Board meeting.

Resources Dedicated to Investment Management and Support Services.  The Board noted that the New Sub-Adviser will utilize a different investment mandate to manage the fund than it currently uses in managing other Strategic Advisers funds and reviewed the general qualifications and capabilities of the investment staff that will provide services to the fund and its use of technology. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2016. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving the Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Strategic Advisers Small-Mid Cap Multi-Manager Fund

On December 2, 2015, the Board of Trustees, including the Independent Trustees (together, the Board) voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with Arrowpoint Asset Management, LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided.  The Board considered the backgrounds of the investment personnel that will provide services to the fund, and also took into consideration the fund's investment objective, strategies and related investment philosophy and current sub-adviser line-up. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Investment Performance.  The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the projected change in the fund's total operating expenses, if any, as a result of hiring the New Sub-Adviser.

The Board noted that the fund's maximum aggregate annual management fee rate may not exceed 1.15% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund, Strategic Advisers' portion of the management fee or Strategic Advisers' voluntary agreement to waive 0.01% of the management fee for the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the retail class, Class L and Class N of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) as a percentage of net assets exceed 1.16%, 1.16% and 1.41%, respectively, through April 30, 2016. In addition, the Board noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 1.06% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time. The Board also considered that there are no expected changes to the fund's total net expenses as a result of approving the Sub-Advisory Agreement and that the expense ratio of each class of the fund is expected to maintain the same relationship to the competitive peer group medians reviewed by the Board in connection with the annual renewal of the fund's advisory contracts at the September 2015 meeting.

Based on its review, the Board concluded that the fund's management fee structure and any changes to projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund or Strategic Advisers portion of the management fee, the Board did not consider the costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits.  The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale.  The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers and the fund's sub-advisory agreements. The Board noted that the Sub-Advisory Agreement provides for breakpoints that have the potential to reduce sub-advisory fees paid to the New Sub-Adviser as assets allocated to the New Sub-Adviser grow.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

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Strategic Advisers® Income Opportunities Fund of Funds Annual Report February 29, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contract and Management Fees

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2016 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended February 29, 2016	Past 1 year	Life of fundA
Strategic Advisers® Income Opportunities Fund of Funds	(7.83)%	3.46%

 A From June 19, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Income Opportunities Fund of Funds, a class of the fund, on June 19, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how The BofA Merrill Lynch℠ US High Yield Constrained Index performed over the same period.

Period Ending Values
$11,339	Strategic Advisers® Income Opportunities Fund of Funds
$11,321	The BofA Merrill Lynch℠ US High Yield Constrained Index

Management's Discussion of Fund Performance

Market Recap:  U.S. corporate high-yield bonds declined for the year ending February 29, 2016, as macro concerns and heightened volatility overshadowed strong fundamentals in many high-yield industries. The BofA Merrill Lynch℠ US High Yield Constrained Index returned -8.51% the past year, sliding in early 2016 after its first calendar-year negative result since 2008. Still, the broader backdrop was largely supportive, spurred by an improving economy, generally positive fundamentals – with commodity-sensitive sectors a notable exception – and enormous monetary support from major central banks worldwide. Energy and metals/mining declined sharply, while more-defensive industry groups, led by healthcare, showed relative strength. The energy-heavy high-yield index began the period on an uptrend, as oil prices rebounded in the spring. However, increased volatility among U.S. Treasuries, commodities and stocks resulted in a sharp, four-month decline beginning in June. August and September saw a particularly steep sell-off, as oil prices fell below $40 per barrel. High-yield then bounced back alongside equities in October, as demand for risk assets improved and credit spreads tightened, only to retreat into early February as oil prices fell to a level not seen since 2004. Lower-quality bonds were the worst performers by a wide margin, hampered by rising default expectations.

Comments from Portfolio Manager Gregory Pappas:  For the year, the fund's share classes posted negative returns but outpaced the benchmark, The BofA Merrill Lynch℠ US High Yield Constrained Index. A common theme among the fund's top-contributing managers was solid security selection within their core high-yield-bond portfolios. Janus High Yield Fund, Eaton Vance Income Fund of Boston and Fidelity® Capital & Income Fund all did a nice job of picking good-performing bonds and avoiding many of the worst-performing names in energy and other commodity-related groups. Janus and Eaton Vance also benefited from holdings of investment-grade corporate bonds, bank debt and cash. T. Rowe Price High-Yield Fund was another top contributor, bolstered by its holdings of non-U.S. high-yield bonds. On the downside, the biggest detractor by far was Third Avenue Focused Credit Fund, as this manager's performance was severely hampered by significant exposure to lower-quality and distressed debt. I had already liquidated the fund's allocation when Third Avenue management closed the fund to shareholder redemptions on December 9, 2015. Elsewhere, Hotchkis & Wiley High Yield Fund modestly detracted due to a slight overweighting in energy and a bias toward smaller-cap high-yield issuers. During the period, I eliminated several mutual funds and reduced the number of managers in the portfolio to five.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

The information in the following tables is based on the direct investments of the Fund.

Holdings as of February 29, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
T. Rowe Price High Yield Fund I Class	24.4	18.1
MainStay High Yield Corporate Bond Fund Class I	19.9	5.1
BlackRock High Yield Bond Fund Institutional Class	19.9	10.8
Hotchkis & Wiley High Yield Fund Class I	19.8	11.3
Fidelity Capital & Income Fund	16.3	16.2
	100.3

Asset Allocation (% of fund's net assets)

As of February 29, 2016
High Yield Fixed-Income Funds	100.3%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.3)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

As of August 31, 2015
High Yield Fixed-Income Funds	100.1%
Short-Term Investments and Net Other Assets (Liabilities)*	(0.1)%

 * Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

Asset allocations of funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Investments February 29, 2016

Showing Percentage of Net Assets

Fixed-Income Funds - 100.3%
	Shares	Value
High Yield Fixed-Income Funds - 100.3%
BlackRock High Yield Bond Fund Institutional Class	183,940	$1,287,580
Fidelity Capital & Income Fund (a)	119,752	1,053,814
Hotchkis & Wiley High Yield Fund Class I	120,335	1,281,572
MainStay High Yield Corporate Bond Fund Class I	249,043	1,290,042
T. Rowe Price High Yield Fund I Class	261,144	1,577,309

TOTAL HIGH YIELD FIXED-INCOME FUNDS		6,490,317

TOTAL INVESTMENT PORTFOLIO - 100.3%
(Cost $7,123,882)		6,490,317
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(16,722)
NET ASSETS - 100%		$6,473,595

Legend

 (a) Affiliated Fund

Affiliated Underlying Funds

Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor High Income Advantage Fund Class I	$568,964	$23,754	$512,662	$25,565	$--
Fidelity Advisor High Income Fund Class I	123,229	--	110,947	5,409	--
Fidelity Capital & Income Fund	1,188,245	58,072	50,340	41,118	1,053,814
Fidelity High Income Fund	606,539	27,947	548,492	29,936	--
Total	$2,486,977	$109,773	$1,222,441	$102,028	$1,053,814

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		February 29, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $5,958,650)	$5,436,503
Affiliated issuers (cost $1,165,232)	1,053,814
Total Investments (cost $7,123,882)		$6,490,317
Receivable for investments sold		92,870
Receivable for fund shares sold		18,350
Dividends receivable		15,204
Prepaid expenses		4
Receivable from investment adviser for expense reductions		3,633
Other receivables		47
Total assets		6,620,425
Liabilities
Payable for investments purchased	$13,061
Payable for fund shares redeemed	111,220
Distribution and service plan fees payable	20
Audit fee payable	20,924
Other affiliated payables	68
Other payables and accrued expenses	1,537
Total liabilities		146,830
Net Assets		$6,473,595
Net Assets consist of:
Paid in capital		$7,682,591
Undistributed net investment income		5,894
Accumulated undistributed net realized gain (loss) on investments		(581,325)
Net unrealized appreciation (depreciation) on investments		(633,565)
Net Assets		$6,473,595
Income Opportunities:
Net Asset Value, offering price and redemption price per share ($5,632,306 ÷ 627,049 shares)		$8.98
Class F:
Net Asset Value, offering price and redemption price per share ($645,560 ÷ 71,881 shares)		$8.98
Class L:
Net Asset Value, offering price and redemption price per share ($98,147 ÷ 10,928 shares)		$8.98
Class N:
Net Asset Value, offering price and redemption price per share ($97,582 ÷ 10,865 shares)		$8.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended February 29, 2016
Investment Income
Dividends:
Unaffiliated issuers		$314,377
Affiliated issuers		102,028
Total income		416,405
Expenses
Management fee	$21,406
Transfer agent fees	233
Distribution and service plan fees	258
Accounting fees and expenses	891
Custodian fees and expenses	9,979
Independent trustees' compensation	81
Registration fees	39,087
Audit	35,393
Legal	53
Miscellaneous	58
Total expenses before reductions	107,439
Expense reductions	(100,033)	7,406
Net investment income (loss)		408,999
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(384,623)
Affiliated issuers	(187,220)
Realized gain distributions from underlying funds:
Unaffiliated issuers	11,806
Affiliated issuers	6,984
Total net realized gain (loss)		(553,053)
Change in net unrealized appreciation (depreciation) on investment securities		(432,818)
Net gain (loss)		(985,871)
Net increase (decrease) in net assets resulting from operations		$(576,872)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended February 29, 2016	Year ended February 28, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$408,999	$397,032
Net realized gain (loss)	(553,053)	76,292
Change in net unrealized appreciation (depreciation)	(432,818)	(353,036)
Net increase (decrease) in net assets resulting from operations	(576,872)	120,288
Distributions to shareholders from net investment income	(402,806)	(397,555)
Distributions to shareholders from net realized gain	(75,901)	(53,145)
Total distributions	(478,707)	(450,700)
Share transactions - net increase (decrease)	108,912	1,545,269
Redemption fees	(1,678)	1,359
Total increase (decrease) in net assets	(948,345)	1,216,216
Net Assets
Beginning of period	7,421,940	6,205,724
End of period (including undistributed net investment income of $5,894 and undistributed net investment income of $3,470, respectively)	$6,473,595	$7,421,940

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.42	$10.88	$10.60	$10.00
Income from Investment Operations
Net investment income (loss)C	.562	.585	.616	.436
Net realized and unrealized gain (loss)	(1.339)	(.382)	.296	.615
Total from investment operations	(.777)	.203	.912	1.051
Distributions from net investment income	(.553)	(.586)	(.610)	(.431)
Distributions from net realized gain	(.108)	(.079)	(.031)	(.020)
Total distributions	(.661)	(.665)	(.641)	(.451)
Redemption fees added to paid in capitalC	(.002)	.002	.009	–D
Net asset value, end of period	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	(7.83)%	1.95%	9.02%	10.69%
Ratios to Average Net AssetsG
Expenses before reductions	1.50%	1.53%	4.32%	10.12%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.73%	5.50%	5.83%	6.03%H
Supplemental Data
Net assets, end of period (000 omitted)	$5,632	$6,515	$5,358	$1,042
Portfolio turnover rateI	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period June 19, 2012 (commencement of operations) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class F

Years ended February 28,	2016 A	2015	2014	2013 B
Selected Per–Share Data
Net asset value, beginning of period	$10.42	$10.88	$10.60	$10.52
Income from Investment Operations
Net investment income (loss)C	.561	.586	.617	.125
Net realized and unrealized gain (loss)	(1.338)	(.383)	.295	.096
Total from investment operations	(.777)	.203	.912	.221
Distributions from net investment income	(.553)	(.586)	(.610)	(.121)
Distributions from net realized gain	(.108)	(.079)	(.031)	(.020)
Total distributions	(.661)	(.665)	(.641)	(.141)
Redemption fees added to paid in capitalC	(.002)	.002	.009	–D
Net asset value, end of period	$8.98	$10.42	$10.88	$10.60
Total ReturnE,F	(7.83)%	1.95%	9.02%	2.11%
Ratios to Average Net AssetsG
Expenses before reductions	1.49%	1.53%	4.16%	7.40%H
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%H
Expenses net of all reductions	.10%	.10%	.10%	.10%H
Net investment income (loss)	5.73%	5.50%	5.83%	5.99%H
Supplemental Data
Net assets, end of period (000 omitted)	$646	$694	$639	$184
Portfolio turnover rateI	65%	39%	46%	27%H

 A For the year ended February 29.

 B For the period December 18, 2012 (commencement of sale of shares) to February 28, 2013.

 C Calculated based on average shares outstanding during the period.

 D Amount represents less than $.0005 per share.

 E Total returns for periods of less than one year are not annualized.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 H Annualized

 I Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class L

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.561	.585	.186
Net realized and unrealized gain (loss)	(1.328)	(.392)	.278
Total from investment operations	(.767)	.193	.464
Distributions from net investment income	(.553)	(.586)	(.180)
Distributions from net realized gain	(.108)	(.079)	(.027)
Total distributions	(.661)	(.665)	(.207)
Redemption fees added to paid in capitalC	(.002)	.002	.003
Net asset value, end of period	$8.98	$10.41	$10.88
Total ReturnD,E	(7.74)%	1.85%	4.44%
Ratios to Average Net AssetsF
Expenses before reductions	1.50%	1.54%	3.35%G
Expenses net of fee waivers, if any	.10%	.10%	.10%G
Expenses net of all reductions	.10%	.10%	.10%G
Net investment income (loss)	5.73%	5.50%	5.83%G
Supplemental Data
Net assets, end of period (000 omitted)	$98	$106	$104
Portfolio turnover rateH	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — Strategic Advisers Income Opportunities Fund of Funds Class N

Years ended February 28,	2016 A	2015	2014 B
Selected Per–Share Data
Net asset value, beginning of period	$10.41	$10.88	$10.62
Income from Investment Operations
Net investment income (loss)C	.537	.559	.178
Net realized and unrealized gain (loss)	(1.329)	(.392)	.279
Total from investment operations	(.792)	.167	.457
Distributions from net investment income	(.528)	(.560)	(.173)
Distributions from net realized gain	(.108)	(.079)	(.027)
Total distributions	(.636)	(.639)	(.200)
Redemption fees added to paid in capitalC	(.002)	.002	.003
Net asset value, end of period	$8.98	$10.41	$10.88
Total ReturnD,E	(7.97)%	1.60%	4.37%
Ratios to Average Net AssetsF
Expenses before reductions	1.75%	1.78%	3.61%G
Expenses net of fee waivers, if any	.35%	.35%	.35%G
Expenses net of all reductions	.35%	.35%	.35%G
Net investment income (loss)	5.48%	5.25%	5.58%G
Supplemental Data
Net assets, end of period (000 omitted)	$98	$106	$104
Portfolio turnover rateH	65%	39%	46%G

 A For the year ended February 29.

 B For the period November 12, 2013 (commencement of sale of shares) to February 28, 2014.

 C Calculated based on average shares outstanding during the period.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

 G Annualized

 H Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended February 29, 2016

1. Organization.

Strategic Advisers Income Opportunities Fund of Funds (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and certain Fidelity brokerage or mutual fund accounts. The Fund currently invests in affiliated and unaffiliated mutual funds (the Underlying Funds). The Fund offers Income Opportunities, Class F, Class L and Class N shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists each of the Underlying Funds as an investment of the Fund but does not include the underlying holdings of each Underlying Fund. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses a third party pricing vendor approved by the Board of Trustees (the Board) to value its investments. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows. Investments in the Underlying Funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated Underlying Fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Income and capital gain distributions from the Underlying Funds, if any, are recorded on the ex-dividend date.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Although not included in the Fund's expenses, the Fund indirectly bears its proportionate share of the Underlying Funds' expenses through the impact of these expenses on each Underlying Fund's NAV. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Strategic Advisers funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of February 29, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term gain distributions from the Underlying Funds, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$5,825
Gross unrealized depreciation	(684,031)
Net unrealized appreciation (depreciation) on securities	$(678,206)
Tax Cost	$7,168,523

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$5,938
Capital loss carryforward	$(536,684)
Net unrealized appreciation (depreciation) on securities and other investments	$(678,206)

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(46,565)
Long-term	(490,119)
Total capital loss carryforward	$(536,684)

The tax character of distributions paid was as follows:

	February 29, 2016	February 28, 2015
Ordinary Income	$415,940	$ 422,004
Long-term Capital Gains	62,767	28,696
Total	$478,707	$ 450,700

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

3. Purchases and Redemptions of Underlying Fund Shares.

Purchases and redemptions of the Underlying Fund shares, aggregated $4,667,523 and $4,614,217, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers (the investment adviser) provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to the investment adviser. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to the investment adviser to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .80% of the Fund's average net assets. For the reporting period, the total annual management fee rate was .30% of the Fund's average net assets.

During the period, the investment adviser waived its management fee as described in the Expense Reductions note.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Class N pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a Service Fee based on an annual percentage of Class N's average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Class N	.25%	$258	$258

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class F. Each class, except for Class F, does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets(a)
Income Opportunities	$229	-
Class L	2	–
Class N	2	–
	$233

 (a) Amount represents less than .005%.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

5. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $7 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

6. Expense Reductions.

The investment adviser has contractually agreed to waive the Fund's management fee in an amount equal to .30% of the Fund's average net assets until April 30, 2017. During the period, this waiver reduced the Fund's management fee by $21,406.

The investment adviser has contractually agreed to reimburse Income Opportunities, Class L and Class N to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. This reimbursement will remain in place through April 30, 2017. In addition, the investment adviser has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed certain levels of average net assets as noted in the table below. Some expenses, for example sub-advisory fees and interest expense, including commitment fees, are excluded from these reimbursements. The following classes of the Fund were in reimbursement during the period:

	Expense Limitations	Reimbursement
Income Opportunities	.10%	$69,055
Class F	.10%	7,298
Class L	.10%	1,141
Class N	.35%	1,133

7. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended February 29, 2016	Years ended February 28, 2015
From net investment income
Income Opportunities	$353,566	$348,958
Class F	37,846	37,279
Class L	5,840	5,797
Class N	5,554	5,521
Total	$402,806	$397,555
From net realized gain
Income Opportunities	$66,570	$46,594
Class F	7,104	4,997
Class L	1,116	778
Class N	1,111	776
Total	$75,901	$53,145

8. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Years ended February 29, 2016	Years ended February 28, 2015	Years ended February 29, 2016	Years ended February 28, 2015
Income Opportunities
Shares sold	234,908	451,656	$2,325,146	$4,840,883
Reinvestment of distributions	42,871	37,241	419,934	395,140
Shares redeemed	(276,197)	(355,829)	(2,700,765)	(3,788,639)
Net increase (decrease)	1,582	133,068	$44,315	$1,447,384
Class F
Shares sold	21,905	22,962	$216,299	$244,913
Reinvestment of distributions	4,596	3,982	44,950	42,276
Shares redeemed	(21,270)	(19,020)	(210,272)	(202,158)
Net increase (decrease)	5,231	7,924	$50,977	$85,031
Class L
Reinvestment of distributions	709	620	$6,955	$6,560
Net increase (decrease)	709	620	$6,955	$6,560
Class N
Reinvestment of distributions	680	593	$6,665	$6,294
Net increase (decrease)	680	593	$6,665	$6,294

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 26% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and Shareholders of Strategic Advisers Income Opportunities Fund of Funds:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Income Opportunities Fund of Funds (a fund of Fidelity Rutland Square Trust II) at February 29, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Strategic Advisers Income Opportunities Fund of Funds’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 29, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
April 20, 2016

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  If the interests of the fund and an underlying Fidelity® fund were to diverge, a conflict of interest could arise and affect how the Trustees and Members of the Advisory Board fulfill their fiduciary duties to the affected funds.  Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Members of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict.  Each of the Trustees oversees 18 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds, Fidelity's equity and high income funds, and Fidelity's sector portfolios. The fund may invest in Fidelity® funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bruce T. Herring (1965)

Year of Election or Appointment: 2015

Trustee

Mr. Herring also serves as Trustee of other funds. Mr. Herring serves as Chairman and President of Strategic Advisers, Inc. (investment adviser firm, 2015-present), and President of Fidelity Research & Analysis Company (investment adviser firm, 2010-present). Previously, Mr. Herring served as Group Chief Investment Officer of Fidelity Global Asset Allocation (GAA) (2013-2015) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2005-2013), Vice President of certain Equity Funds (2006-2014), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2010-2013), Vice President (2005-2006) and Senior Vice President (2006-2007) of FMR, Vice President of FMR Co., Inc. (investment adviser firm, 2001-2007), and as a portfolio manager.

Roger T. Servison (1945)

Year of Election or Appointment: 2006

Trustee

Chairman of the Board of Trustees

Mr. Servison also serves as Trustee of other funds. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers (investment adviser firm). Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with Strategic Advisers.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Trustee

Mr. Aldrich also serves as Trustee of other funds. Mr. Aldrich is a Director of the National Bureau of Economic Research, a Director of the funds of BlackRock Realty Group (2006-present), and a Director of LivelyHood, Inc. (private corporation, 2013-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as a Director of Zipcar, Inc. (car sharing services, 2001-2009) and as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston (emeritus) and Massachusetts Eye and Ear Infirmary.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Trustee

Ms. Butte also serves as Trustee of other funds. She is a Board Observer for Carbon38 (e-commerce, 2015-present), Strategic Advisor to the Long-Term Stock Exchange (financial technology start-up company, 2015-present), and member of the Advisory Board of and on air contributor for Wall Street Week (investment news, 2015-present). Ms. Butte was the founder and Chief Executive Officer of TILE Financial and SpendGrowGive (financial internet service, 2008-2012). Previously, Ms. Butte served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte is a member of the Economic Club of New York and WomenCorporateDirectors. Ms. Butte previously served as a member of the Boards of Accion International, Women’s Forum of New York, National Organization of Investment Professionals, and YMCA of Greater New York and on the Corporate Advisory Board of the New York City Ballet. Ms. Butte is also an alumna of the World Economic Forum's Young Global Leader program and the French American Young Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Trustee

Mr. Cox also serves as Trustee of other funds. Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Trustee

Ms. Farrell also serves as Trustee or Member of the Advisory Board of other funds. Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, as Chairman of the Board of Trustees of Yale-New Haven Hospital, and on the Yale New Haven Health System Board.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Trustee

Ms. Kaplan also serves as Trustee of other funds. Ms. Kaplan is Chairman (2014-present), Chief Executive Officer (2013-present), and President (2007-2013) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of The Michaels Companies, Inc. (specialty retailer, 2015-present), Member of the Board of Governors of the Chief Executives’ Club of Boston (2010-present), Member of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Director of the National Association of Corporate Directors Chapter (2012-present), Member of the Board of Trustees of the Post Office Square Trust (2012-present), Member of the Brigham and Women’s Hospital President’s Advisory Council (2014-present), and Overseer of the Boston Symphony Orchestra (2014-present). Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), a member of the Clinton Global Initiative (2010-2015), Director of DSM (dba Delta Dental and DentaQuest) (2004-2014), Formal Appointee of the 2015 Baker-Polito Economic Development Council, Director of Vera Bradley Inc. (designer of women’s accessories, 2012-2015), Member of the Board of Directors of the Massachusetts Conference for Women (2008-2015), Member of the Board of Directors of Jobs for Massachusetts (2012-2015), President of the Massachusetts Women’s Forum (2008-2010), Treasurer of the Massachusetts Women’s Forum (2002-2006), and Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board

Mr. Cox also serves as Member of the Advisory Board of other funds. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Brian Blackburn (1975)

Year of Election or Appointment: 2014

Assistant Secretary

Mr. Blackburn also serves as an officer of other funds. Mr. Blackburn serves as Vice President & Associate General Counsel (2013-present) and is an employee of Fidelity Investments (2007-present).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2015

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2015

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

John Hitt (1967)

Year of Election or Appointment: 2014

Secretary and Chief Legal Officer

Mr. Hitt also serves as an officer of other funds. Mr. Hitt serves as Senior Vice President and Deputy General Counsel in Fidelity's Asset Management Group (2010-present) and is an employee of Fidelity Investments.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).

Chris Maher (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2015

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (September 1, 2015 to February 29, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the Underlying Funds, the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value September 1, 2015	Ending Account Value February 29, 2016	Expenses Paid During Period-B September 1, 2015 to February 29, 2016
Income Opportunities	.10%
Actual		$1,000.00	$940.10	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class F	.10%
Actual		$1,000.00	$940.10	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class L	.10%
Actual		$1,000.00	$940.10	$.48
Hypothetical-C		$1,000.00	$1,024.37	$.50
Class N	.35%
Actual		$1,000.00	$938.90	$1.69
Hypothetical-C		$1,000.00	$1,023.12	$1.76

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

A total of 0.01% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2017 of amounts for use in preparing 2016 income tax returns.

Board Approval of Investment Advisory Contract and Management Fees

Strategic Advisers Income Opportunities Fund of Funds

Each year the Board of Trustees, including the Independent Trustees (together, the Board), votes at an in-person meeting on the renewal of the management contract with Strategic Advisers, Inc. (Strategic Advisers) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the management contract (Advisory Contract) throughout the year.

The Board meets at least four times per year and, at each of its meetings, considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contract, including the services and support provided to the fund and its shareholders. The full Board or the Independent Trustees, as appropriate, act on all major matters; however, a portion of the activities of the Board (including certain of those described herein) may be conducted through standing committees that have been established by the Board.

At its September 2015 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contract. In reaching its determination, the Board considered all factors it believed relevant, including, (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expenses relative to peer funds; (iii) the total costs of the services to be provided by and the profits, if any, to be realized by Strategic Advisers from its relationship with the fund; (iv) the extent to which (if any) economies of scale exist and would be realized as the fund grows; and (v) whether any economies of scale are appropriately shared with fund shareholders.

In considering whether to renew the Advisory Contract for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contract is in the best interests of the fund and its shareholders. Also, the Board found that the advisory fee to be charged under the Advisory Contract bears a reasonable relationship to the services rendered and is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to renew the Advisory Contract was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board throughout the year.

Nature, Extent, and Quality of Services Provided.  The Board considered the staffing within the investment adviser, Strategic Advisers, including the backgrounds of the fund's investment personnel and the fund's investment objective, strategies and related investment philosophy. The Independent Trustees also had discussions with senior management of Strategic Advisers' investment operations and investment groups. The Board considered the structure of Strategic Advisers' portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services.  The Board reviewed the general qualifications and capabilities of Strategic Advisers' investment staff, its use of technology, and Strategic Advisers' approach to managing and compensating investment personnel. The Board noted that Strategic Advisers' analysts have extensive resources, tools, and capabilities that allow them to conduct sophisticated quantitative and/or fundamental analysis. Additionally, in its deliberations, the Board considered Strategic Advisers' trading capabilities and resources and global compliance infrastructure, which are integral parts of the investment management process.

Shareholder and Administrative Services.  The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by Strategic Advisers and its affiliates under the Advisory Contract and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of Strategic Advisers' supervision of third party service providers, including custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Investment Performance.  The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. The Board took into account discussions with Strategic Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of mutual funds with similar objectives ("peer group").

In connection with the renewal of the Advisory Contracts, the Board reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured over multiple periods against a benchmark index and peer group. Because the fund had been in existence less than three years, the following chart considered by the Board shows, for the one-year period ended December 31, 2014, the total return of the fund and the total return of an appropriate benchmark index and peer group. The box within the chart shows the 25th percentile return (75% beaten, top of box) and the 75th percentile return (25% beaten, bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below the chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Strategic Advisers Income Opportunities Fund of Funds

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Class L was in the second quartile for the one-year period ended December 31, 2014. The Board also noted that Class L had out-performed 63% of its peers for the one-year period ended December 31, 2014. The Board also noted that the investment performance of the fund was lower than its benchmark for the one-year period shown.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contract should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses.  The Board considered the amount and nature of fees paid to Strategic Advisers. The Board also considered information comparing the management fees and total expenses of the fund to those of other registered investment companies with investment objectives similar to those of the fund. The Board noted Strategic Advisers' 0.30% management fee waiver through April 30, 2016 and considered that the fund's maximum aggregate annual management fee rate may not exceed 0.80% of the fund's average daily net assets. The Board also considered Strategic Advisers' contractual commitment to reimburse the retail class, Class L, and Class N through April 30, 2016 to the extent that the total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any), as a percentage of net assets, exceed 0.10%, 0.10%, and 0.35%, respectively. In addition, the Board also noted that Strategic Advisers has voluntarily agreed to reimburse Class F of the fund to the extent that total operating expenses of the class (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, sub-advisory fees, and acquired fund fees and expenses, if any) exceed 0.10% of the class' average net assets and that such arrangement may be terminated by Strategic Advisers at any time.

The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds created for the purpose of facilitating the Trustees' competitive analysis of management fees and total expenses. Strategic Advisers uses "mapped groups," which are created by Fidelity by combining similar Lipper investment objective categories that it believes have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which Strategic Advisers' funds are compared.

Management Fee.  The Board considered two proprietary management fee comparisons. The group of Lipper funds used by the Board for management fee comparisons is referred to as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures are also comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG % and the number of funds in the Total Mapped Group are in the chart below. The Board also compared the fund's management fee to an "Asset-Size Peer Group" (ASPG), which is a sub-set of the competitive funds in the Total Mapped Group. The ASPG comparison focuses on a fund's standing relative to non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Strategic Advisers Income Opportunities Fund of Funds

The Board noted that the fund's management fee was ranked below the median of its Total Mapped Group and below the median of its ASPG for the fiscal year ended February 28, 2015.

Based on its review, the Board concluded that the fund's management fee bears a reasonable relationship to the services rendered.

Total Expenses.  In its review of the total expenses of each class of the fund, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as expenses from holding Fidelity and non-Fidelity mutual funds and ETFs, transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. The Board further noted that the fund's total expenses were compared to classes of competitive funds having similar load types. This comparison, which is a proxy for comparing funds by distribution channel, showed the fund's position relative to competitive funds with the same load type.

The Board noted that the total expenses of each class were above the median of the fund's Total Mapped Group for the fiscal year ended February 28, 2015. The Board considered that, in general, various factors can affect total expenses. The total expenses of each class rank above their competitive medians primarily due to acquired fund fees and expenses.

Fees Charged to Other Clients.  The Board also considered fee structures paid by Strategic Advisers' other clients, such as other funds advised or subadvised by Strategic Advisers, pension plan clients, and other institutional clients with similar investment mandates.

Based on its review of the total expense ratios and fees charged to other clients of Strategic Advisers or its affiliates, the Board concluded that the total expenses of the fund were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board considered information regarding the revenues earned and expenses incurred by Strategic Advisers and its affiliates in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders.

On an annual basis, Strategic Advisers presents to the Board information about the profitability of its relationship with the fund. Strategic Advisers calculates profitability information for the fund using a series of detailed revenue and cost allocation methodologies. The Board reviews any significant changes from the prior year's methodologies. Strategic Advisers noted that, to the extent possible, it employs the same corporate reporting of revenues and expenses as those used by other Fidelity funds.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Strategic Advisers' and its affiliates' non-fund businesses and fall-out benefits related to the mutual fund business, as well as cases where Strategic Advisers' affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized, if any, by Strategic Advisers and its affiliates in connection with the operation of the fund and was satisfied that the profitability was not excessive.

Possible Economies of Scale.  The Board considered whether there have been economies of scale in respect of the management of the Strategic Advisers funds, whether the Strategic Advisers funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale as assets grow through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board took into consideration that Strategic Advisers has agreed to waive 0.30% of its management fee through April 30, 2016 and the Board also took into consideration Strategic Advisers' contractual expense reimbursement commitment.

Conclusion.  Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the advisory fee structure bears a reasonable relationship to the services rendered and that the fund's Advisory Contract should be renewed because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the advisory fee charged thereunder is based on services provided that are in addition to, rather than duplicative of, services provided under the advisory contract of any underlying fund in which the fund may invest.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

ODF-ANN-0416
1.941257.103

Item 2.

Code of Ethics

As of the end of the period, February 29, 2016, Fidelity Rutland Square Trust II (the “trust”) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Strategic Advisers Core Income Fund, Strategic Advisers Core Income Multi-Manager Fund, Strategic Advisers Emerging Markets Fund, Strategic Adviser Emerging Markets Fund of Funds, Strategic Advisers Income Opportunities Fund, Strategic Advisers Income Opportunities Fund of Funds, Strategic Advisers International Fund, Strategic Advisers International Multi-Manager Fund, Strategic Advisers International II Fund, Strategic Advisers Small-Mid Cap Fund and Strategic Advisers Small-Mid Cap Multi-Manager Fund (the “Funds”):

Services Billed by PwC

February 29, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$67,000	$-	$4,200	$6,100
Strategic Advisers Core Income Multi-Manager Fund	$47,000	$-	$3,500	$3,800
Strategic Advisers Emerging Markets Fund	$29,000	$-	$1,800	$5,400
Strategic Advisers Emerging Markets Fund of Funds	$25,000	$-	$1,700	$3,300
Strategic Advisers Income Opportunities Fund	$29,000	$-	$1,500	$5,500
Strategic Advisers Income Opportunities Fund of Funds	$25,000	$-	$1,700	$3,300
Strategic Advisers International Fund	$51,000	$-	$4,500	$11,800
Strategic Advisers International Multi-Manager Fund	$44,000	$-	$3,500	$3,700
Strategic Advisers International II Fund	$49,000	$-	$4,500	$4,800
Strategic Advisers Small-Mid Cap Fund	$53,000	$-	$4,200	$7,600
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$44,000	$-	$3,500	$3,700

February 28, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

Strategic Advisers Core Income Fund	$57,000	$-	$4,100	$11,400
Strategic Advisers Core Income Multi-Manager Fund	$41,000	$-	$4,700	$2,600
Strategic Advisers Emerging Markets Fund	$25,000	$-	$1,800	$3,500
Strategic Advisers Emerging Markets Fund of Funds	$23,000	$-	$2,500	$2,600
Strategic Advisers Income Opportunities Fund	$26,000	$-	$1,600	$5,200
Strategic Advisers Income Opportunities Fund of Funds	$22,000	$-	$1,900	$2,600
Strategic Advisers International Fund	$55,000	$-	$4,400	$9,800
Strategic Advisers International Multi-Manager Fund	$39,000	$-	$4,700	$2,600
Strategic Advisers International II Fund	$43,000	$-	$4,400	$3,500
Strategic Advisers Small-Mid Cap Fund	$47,000	$-	$4,100	$6,400
Strategic Advisers Small-Mid Cap Multi-Manager Fund	$40,000	$-	$4,700	$2,600

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. (“Strategic Advisers”) and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	February 29, 2016A	February 28, 2015A
Audit-Related Fees	$5,695,000	$5,900,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	February 29, 2016 A	February 28, 2015 A,B
PwC	$6,185,000	$8,190,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers’ review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust (“Non-Covered

Service”) are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	April 26, 2016

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	April 26, 2016